UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 through December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Access Funds

December 31, 2016 ( Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-capitalization and mid-cap stocks outperformed large cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors.

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.72%
Bloomberg Barclays U.S. Aggregate Index	(2.53)%
MSCI World Index (net of foreign withholding taxes)	6.81%
Access Balanced Composite Benchmark (1)	3.24%

Net Assets as of 12/31/2016	$698,570,813

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Select Class Shares outperformed the Bloomberg Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for six months ended December 31, 2016.

The Fund’s allocation to equities drove its outperformance relative to the Bloomberg Barclays U.S. Aggregate Index. The Fund’s allocation to core fixed income and alternative investment strategies led to its underperformance relative to the MSCI World Index (net of foreign withholding taxes).

The Fund outperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), HFRX Global Hedge Fund Index (5%) Bloomberg Barclays 1-3 Month Treasury Bill Index (5%).

The Fund’s security selection in U.S. equities and its underweight position in core fixed income securities were leading contributors to performance relative to the composite benchmark. The Fund’s overweight allocation to alternative strategies was the leading detractor from performance relative to the composite benchmark.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The Fund’s security selection in U.S. Equity strategy delivered positive returns, while its allocation to the Fixed Income and Liquid Alternatives strategies provided negative returns.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers took a neutral position on global equity with a slight tilt to U.S. equity. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. Within fixed income, the Fund’s portfolio managers favored an underweight position in core bonds, given their opinion that U.S. interest rates would gradually move higher.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	21.7%
2.	iShares MSCI EAFE Fund	9.1
3.	Vanguard Total International Bond Fund	8.6
4.	JPMorgan High Yield Fund, Class R6 Shares	6.6
5.	JPMorgan Core Bond Fund, Class R6 Shares	5.9
6.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4.3
7.	JPMorgan Unconstrained Debt Fund, Class R6 Shares	3.9
8.	JPMorgan Corporate Bond Fund, Class R6 Shares	3.8
9.	JPMorgan Core Plus Bond Fund, Class R6 Shares	2.8
10.	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, (Ireland), Class F	2.7

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	35.4%
U.S. Equity	34.1
International Equity	20.6
Alternative Assets	5.3
Short-Term Investment	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)

Prior to July 1, 2016, the Access Balanced Composite Benchmark consisted of MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge**		(1.01)%	0.03%	3.87%	3.27%
Without Sales Charge		3.63	4.75	4.82	3.93
CLASS C SHARES	January 4, 2010
With CDSC***		2.33	3.20	4.30	3.43
Without CDSC		3.33	4.20	4.30	3.43
CLASS L SHARES (formerly Institutional Class Shares)	September 30, 2009	3.81	5.19	5.27	4.36
SELECT CLASS SHARES	September 30, 2009	3.72	5.03	5.11	4.20

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Bloomberg Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.

The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), Bloomberg Barclays 1-3 Month Treasury Bill Index (5%), HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.07%
MSCI World Index (net of foreign withholding taxes)	6.81%
Bloomberg Barclays U.S. Aggregate Index	(2.53)%
Access Growth Composite Benchmark (1)	4.98%

Net Assets as of 12/31/2016	$609,119,352

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and outperformed the Bloomberg Barclays U.S. Aggregate Index, its broad based fixed income benchmark, for the six months ended December 31, 2016.

The Fund’s allocation to global equities, particularly U.S. equities, and its underweight allocation to core fixed income drove its outperformance versus the Bloomberg Barclays U.S. Aggregate Index. The Fund’s allocation to core fixed income detracted from performance versus the MSCI World Index (net of foreign withholding taxes).

The Fund outperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), HFRX Global Hedge Fund Index (5%) and Bloomberg Barclays 1-3 Month Treasury Bill Index (5%).

The Fund’s security selection in U.S. equities and its underweight position in core fixed income securities were leading contributors to performance relative to the composite benchmark. The Fund’s overweight allocation to alternative strategies was the leading detractor from performance relative to the composite benchmark.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The U.S. Equity strategy delivered positive returns, while the Fixed Income and Alternatives strategies had negative returns.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers took a neutral position on global equity with a slight tilt toward U.S. equity. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. The portfolio managers had liquidated the Fund’s emerging market equity holdings by the end of August 2016. Within fixed income, the Fund’s portfolio managers favored an underweight allocation to core bonds, given their opinion that U.S. interest rates would gradually move higher.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	24.4%
2.	iShares MSCI EAFE Fund	14.0
3.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	6.9
4.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4.9
5.	iShares Core S&P 500 Fund	4.3
6.	Vanguard Total International Bond Fund	4.1
7.	JPMorgan Equity Focus Fund, Select Class Shares	3.5
8.	iShares Core S&P Mid-Cap Fund	3.0
9.	Parnassus Core Equity Fund, Institutional Class Shares	2.9
10.	JPMorgan Core Bond Fund, Class R6 Shares	2.8

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	44.0%
International Equity	31.0
Fixed Income	15.2
Alternative Assets	5.4
Short-Term Investment	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)

Prior to July 1, 2016, the Access Growth Composite Benchmark consisted of MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge**		0.11%	0.12%	5.16%	4.05%
Without Sales Charge		4.85	4.85	6.13	4.71
CLASS C SHARES	January 4, 2010
With CDSC***		3.63	3.36	5.61	4.22
Without CDSC		4.63	4.36	5.61	4.22
CLASS L SHARES (formerly Institutional Class Shares)	September 30, 2009	5.16	5.32	6.58	5.15
SELECT CLASS SHARES	September 30, 2009	5.07	5.15	6.42	4.99

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Bloomberg Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes)

does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays 1-3 Month Treasury Bill Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 6.9%
	Consumer Discretionary — 0.9%
	Auto Components — 0.1%
1,300	Aisin Seiki Co. Ltd., (Japan)	56,250
834	Autoliv, Inc., (Sweden), SDR	94,012
1,100	Denso Corp., (Japan)	47,582
28,506	GKN plc, (United Kingdom)	116,188
900	Koito Manufacturing Co. Ltd., (Japan)	47,529
4,100	Sumitomo Rubber Industries Ltd., (Japan)	64,872

		426,433

	Automobiles — 0.1%
2,356	Bayerische Motoren Werke AG, (Germany)	219,429
7,400	Honda Motor Co. Ltd., (Japan)	216,045
4,400	Suzuki Motor Corp., (Japan)	154,479
3,800	Toyota Motor Corp., (Japan)	222,788

		812,741

	Distributors — 0.0% (g)
725	Pool Corp.	75,646

	Diversified Consumer Services — 0.0% (g)
36,840	AA plc, (United Kingdom)	125,844
1,900	ServiceMaster Global Holdings, Inc. (a)	71,573

		197,417

	Hotels, Restaurants & Leisure — 0.1%
10,873	Compass Group plc, (United Kingdom)	200,950
475	Domino’s Pizza, Inc.	75,639
1,000	Wyndham Worldwide Corp.	76,370
36,000	Wynn Macau Ltd., (Macau)	56,910

		409,869

	Household Durables — 0.0% (g)
13,700	Panasonic Corp., (Japan)	138,948
6,500	Persimmon plc, (United Kingdom)	141,815
2,200	Sony Corp., (Japan)	61,472
800	Tempur Sealy International, Inc. (a)	54,624

		396,859

	Internet & Direct Marketing Retail — 0.0% (g)
550	Expedia, Inc.	62,304

	Media — 0.2%
3,100	CyberAgent, Inc., (Japan)	76,327
4,539	Eutelsat Communications SA, (France)	87,774
1,588	Informa plc, (United Kingdom)	13,301
1,154	JCDecaux SA, (France)	33,932
10,481	Liberty Global plc, (United Kingdom), Class A (a)	320,614
5,340	Modern Times Group MTG AB, (Sweden), Class B	157,836

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
4,995	Naspers Ltd., (South Africa), Class N, ADR	73,027
16,609	SES SA, (Luxembourg), FDR	365,444
15,636	Sky plc, (United Kingdom)	190,617
14,306	WPP plc, (United Kingdom)	318,358

		1,637,230

	Multiline Retail — 0.1%
1,625	Dollar Tree, Inc. (a)	125,417
8,016	Lojas Renner SA, (Brazil)	57,065
12,691	Marks & Spencer Group plc, (United Kingdom)	54,669
1,400	Ryohin Keikaku Co. Ltd., (Japan)	274,027

		511,178

	Specialty Retail — 0.1%
76,120	BCA Marketplace plc, (United Kingdom)	174,956
925	Foot Locker, Inc.	65,573
43,810	Kingfisher plc, (United Kingdom)	188,751
575	O’Reilly Automotive, Inc. (a)	160,086
1,300	Ross Stores, Inc.	85,280
900	Tractor Supply Co.	68,229

		742,875

	Textiles, Apparel & Luxury Goods — 0.2%
7,828	Burberry Group plc, (United Kingdom)	144,262
743,000	China Hongxing Sports Ltd., (China) (a)	1
1,905	Cie Financiere Richemont SA, (Switzerland)	125,902
3,300	Hanesbrands, Inc.	71,181
1,249	Kering, (France)	280,155
740	LVMH Moet Hennessy Louis Vuitton SE, (France)	141,097
5,177	Moncler SpA, (Italy)	89,958
88,200	Samsonite International SA	251,068

		1,103,624

	Total Consumer Discretionary	6,376,176

	Consumer Staples — 0.7%
	Beverages — 0.2%
1,500	Brown-Forman Corp., Class B	67,380
4,321	Carlsberg A/S, (Denmark), Class B	372,164
17,707	Diageo plc, (United Kingdom)	459,494
7,600	Kirin Holdings Co. Ltd., (Japan)	123,358
3,491	Pernod Ricard SA, (France)	377,796

		1,400,192

	Food & Staples Retailing — 0.0% (g)
4,100	Seven & i Holdings Co. Ltd., (Japan)	155,920
3,600	Sprouts Farmers Market, Inc. (a)	68,112

		224,032

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Food Products — 0.2%
3,920	Associated British Foods plc, (United Kingdom)	132,269
3,962	Danone SA, (France)	250,709
12,975	Nestle SA, (Switzerland)	929,498
41,700	Wilmar International Ltd., (Singapore)	103,018

		1,415,494

	Household Products — 0.0% (g)
1,800	Church & Dwight Co., Inc.	79,542
15,175	PZ Cussons plc, (United Kingdom)	62,520
1,550	Reckitt Benckiser Group plc, (United Kingdom)	131,297

		273,359

	Personal Products — 0.2%
3,082	L’Oreal SA, (France)	561,742
900	Pola Orbis Holdings, Inc., (Japan)	74,199
12,271	Unilever plc, (United Kingdom)	496,237

		1,132,178

	Tobacco — 0.1%
6,380	British American Tobacco plc, (United Kingdom)	361,589
4,749	Imperial Brands plc, (United Kingdom)	206,964
1,400	Japan Tobacco, Inc., (Japan)	45,953

		614,506

	Total Consumer Staples	5,059,761

	Energy — 0.3%
	Energy Equipment & Services — 0.0% (g)
9,293	WorleyParsons Ltd., (Australia) (a)	64,689

	Oil, Gas & Consumable Fuels — 0.3%
39,130	Beach Energy Ltd., (Australia)	23,812
375	Cimarex Energy Co.	50,963
6,515	Enbridge, Inc., (Canada)	274,157
10,025	Oil Search Ltd., (Australia)	51,596
1,650	Range Resources Corp.	56,694
3,880	Royal Dutch Shell plc, (Netherlands), Class B	111,480
4,500	Royal Dutch Shell plc, (Netherlands), Class B, ADR	260,865
7,121	Statoil ASA, (Norway)	129,970
13,799	TOTAL SA, (France)	707,780

		1,667,317

	Total Energy	1,732,006

	Financials — 1.2%
	Banks — 0.6%
4,399	ABN AMRO Group NV, (Netherlands), Reg. S, CVA (e)	97,402

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
11,791	Australia & New Zealand Banking Group Ltd., (Australia)	258,119
5,639	Barclays plc, (United Kingdom), ADR	62,029
8,756	BNP Paribas SA, (France)	557,213
5,245	Commerzbank AG, (Germany)	39,934
4,641	Danske Bank A/S, (Denmark)	140,408
15,100	DBS Group Holdings Ltd., (Singapore)	180,156
23,844	DNB ASA, (Norway)	353,971
3,225	HDFC Bank Ltd., (India), ADR	195,693
24,179	ING Groep NV, (Netherlands)	340,410
60,233	Intesa Sanpaolo SpA, (Italy)	152,579
2,785	KBC Group NV, (Belgium)	172,079
459,777	Lloyds Banking Group plc, (United Kingdom)	353,052
4,600	National Bank of Canada, (Canada)	186,823
17,700	Nordea Bank AB, (Sweden)	196,127
425	Signature Bank (a)	63,835
10,455	Standard Chartered plc, (United Kingdom) (a)	85,260
2,300	Sumitomo Mitsui Financial Group, Inc., (Japan)	87,591
4,500	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	161,004
375	SVB Financial Group (a)	64,373
26,338	Svenska Handelsbanken AB, (Sweden), Class A	364,793
5,269	Swedbank AB, (Sweden), Class A	126,954
7,400	United Overseas Bank Ltd., (Singapore)	103,962

		4,343,767

	Capital Markets — 0.1%
1,444	Close Brothers Group plc, (United Kingdom)	25,646
6,332	GAM Holding AG, (Switzerland) (a)	73,281
14,990	Henderson Group plc, (United Kingdom)	43,264
2,396	Macquarie Group Ltd., (Australia)	150,090
1,050	Nasdaq, Inc.	70,476
1,075	S&P Global, Inc.	115,606
5,201	UBS Group AG, (Switzerland)	81,320

		559,683

	Consumer Finance — 0.0% (g)
4,400	Credit Saison Co. Ltd., (Japan)	78,302

	Diversified Financial Services — 0.0% (g)
19,686	Challenger Ltd., (Australia)	159,061
16,300	Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan)	84,071

		243,132

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 0.5%
111,600	AIA Group Ltd., (Hong Kong)	625,166
986	Allianz SE, (Germany)	162,727
700	Allied World Assurance Co. Holdings AG	37,597
2,500	Assured Guaranty Ltd.	94,425
30,293	Aviva plc, (United Kingdom)	180,444
12,617	AXA SA, (France)	318,060
33,721	Direct Line Insurance Group plc, (United Kingdom)	153,469
806	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	152,236
16,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	79,489
2,600	Progressive Corp. (The)	92,300
21,869	Prudential plc, (United Kingdom)	436,450
650	RenaissanceRe Holdings Ltd., (Bermuda)	88,543
20,053	RSA Insurance Group plc, (United Kingdom)	144,609
7,667	Sampo OYJ, (Finland), Class A	342,735
21,396	Storebrand ASA, (Norway) (a)	113,655
4,800	Sun Life Financial, Inc., (Canada)	184,292
5,800	Tokio Marine Holdings, Inc., (Japan)	237,470

		3,443,667

	Total Financials	8,668,551

	Health Care — 0.9%
	Biotechnology — 0.1%
1,091	CSL Ltd., (Australia)	78,901
2,463	Genmab A/S, (Denmark) (a)	408,002
806	Shire plc, ADR	137,326
750	Vertex Pharmaceuticals, Inc. (a)	55,253

		679,482

	Health Care Equipment & Supplies — 0.2%
3,100	Boston Scientific Corp. (a)	67,053
6,529	Elekta AB, (Sweden), Class B	57,642
1,887	Essilor International SA, (France)	212,907
5,475	GN Store Nord A/S, (Denmark)	113,225
2,175	Medtronic plc	154,925
763	Sonova Holding AG, (Switzerland)	92,315
4,000	Sysmex Corp., (Japan)	231,118

		929,185

	Health Care Providers & Services — 0.1%
1,175	Centene Corp. (a)	66,399
3,500	DaVita, Inc. (a)	224,700
3,749	Fresenius SE & Co. KGaA, (Germany)	292,463
300	Henry Schein, Inc. (a)	45,513
2,000	Miraca Holdings, Inc., (Japan)	89,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
2,700	Premier, Inc., Class A (a)	81,972
825	Universal Health Services, Inc., Class B	87,763

		888,262

	Life Sciences Tools & Services — 0.0% (g)
350	Bio-Rad Laboratories, Inc., Class A (a)	63,798
2,100	Patheon NV (a)	60,291

		124,089

	Pharmaceuticals — 0.5%
17,600	Astellas Pharma, Inc., (Japan)	244,171
7,810	AstraZeneca plc, (United Kingdom)	426,487
4,467	Bayer AG, (Germany)	465,388
4,200	GlaxoSmithKline plc, (United Kingdom), ADR	161,742
6,924	Novartis AG, (Switzerland)	503,538
15,739	Novo Nordisk A/S, (Denmark), Class B	564,592
3,856	Roche Holding AG, (Switzerland)	878,985
3,512	Sanofi, (France)	283,998
2,200	Takeda Pharmaceutical Co. Ltd., (Japan)	91,269

		3,620,170

	Total Health Care	6,241,188

	Industrials — 1.0%
	Aerospace & Defense — 0.2%
3,361	Airbus Group SE, (France)	221,990
1,425	Hexcel Corp.	73,302
675	L-3 Communications Holdings, Inc.	102,674
21,928	Meggitt plc, (United Kingdom)	123,832
590,318	Rolls-Royce Holdings plc, (United Kingdom) (a)	727
6,105	Safran SA, (France)	439,095
325	TransDigm Group, Inc.	80,912

		1,042,532

	Airlines — 0.0% (g)
1,050	Ryanair Holdings plc, (Ireland), ADR (a)	87,423

	Building Products — 0.0% (g)
16,975	Assa Abloy AB, (Sweden), Class B	314,099

	Commercial Services & Supplies — 0.0% (g)
1,100	Copart, Inc. (a)	60,951

	Electrical Equipment — 0.1%
6,364	ABB Ltd., (Switzerland) (a)	133,910
1,900	AMETEK, Inc.	92,340
700	Hubbell, Inc.	81,690
2,236	Legrand SA, (France)	126,860
23,500	Mitsubishi Electric Corp., (Japan)	326,865
1,800	Nidec Corp., (Japan)	154,963

		916,628

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrial Conglomerates — 0.2%
16,596	CK Hutchison Holdings Ltd., (Hong Kong)	187,343
1,923	DCC plc, (United Kingdom)	142,939
5,000	Jardine Matheson Holdings Ltd., (Hong Kong)	275,889
7,582	Koninklijke Philips NV, (Netherlands)	231,796
13,000	Sembcorp Industries Ltd., (Singapore)	25,494
2,873	Siemens AG, (Germany)	351,770

		1,215,231

	Machinery — 0.2%
2,100	FANUC Corp., (Japan)	351,318
2,200	Glory Ltd., (Japan)	69,327
1,500	Hoshizaki Corp., (Japan)	118,754
5,800	Kubota Corp., (Japan)	82,655
700	Lincoln Electric Holdings, Inc.	53,669
2,000	SMC Corp., (Japan)	475,849
6,200	THK Co. Ltd., (Japan)	136,918
775	WABCO Holdings, Inc. (a)	82,266

		1,370,756

	Marine — 0.0% (g)
61	AP Moller—Maersk A/S, (Denmark), Class B	97,232
17,000	Nippon Yusen KK, (Japan)	31,482

		128,714

	Professional Services — 0.1%
2,139	DKSH Holding AG, (Switzerland)	146,827
1,350	Equifax, Inc.	159,611
3,175	Nielsen Holdings plc	133,191
2,200	Recruit Holdings Co. Ltd., (Japan)	88,168
800	Verisk Analytics, Inc. (a)	64,936

		592,733

	Road & Rail — 0.1%
2,100	Avis Budget Group, Inc. (a)	77,028
1,265	Canadian National Railway Co., (Canada)	85,261
900	Central Japan Railway Co., (Japan)	147,771
1,025	Genesee & Wyoming, Inc., Class A (a)	71,145
875	JB Hunt Transport Services, Inc.	84,936

		466,141

	Trading Companies & Distributors — 0.1%
2,050	AerCap Holdings NV, (Ireland) (a)	85,301
1,526	Brenntag AG, (Germany)	84,584
6,500	Mitsubishi Corp., (Japan)	138,051
17,200	Sumitomo Corp., (Japan)	201,918

		509,854

SHARES	SECURITY DESCRIPTION	VALUE($)

	Transportation Infrastructure — 0.0% (g)
55,007	Sydney Airport, (Australia)	237,435

	Total Industrials	6,942,497

	Information Technology — 1.0%
	Communications Equipment — 0.0% (g)
12,680	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	74,317

	Electronic Equipment, Instruments & Components — 0.3%
1,250	Amphenol Corp., Class A	84,000
1,600	Dolby Laboratories, Inc., Class A	72,304
16,700	Hamamatsu Photonics KK, (Japan)	438,630
1,180	Keyence Corp., (Japan)	807,415
3,400	Murata Manufacturing Co. Ltd., (Japan)	454,025
2,700	Omron Corp., (Japan)	103,180

		1,959,554

	Internet Software & Services — 0.1%
965	Alibaba Group Holding Ltd., (China), ADR (a)	84,737
383	Baidu, Inc., (China), ADR (a)	62,969
300	CoStar Group, Inc. (a)	56,547
3,500	Kakaku.com, Inc., (Japan)	57,831
82	NAVER Corp., (South Korea) (a)	52,511
4,900	Tencent Holdings Ltd., (China)	118,811
48,200	Yahoo Japan Corp., (Japan)	184,604
1,500	YY, Inc., (China), ADR (a)	59,130

		677,140

	IT Services — 0.2%
650	Alliance Data Systems Corp.	148,525
5,711	Amadeus IT Group SA, (Spain)	259,017
2,075	Amdocs Ltd.	120,869
2,600	Booz Allen Hamilton Holding Corp.	93,782
1,100	Fidelity National Information Services, Inc.	83,204
500	FleetCor Technologies, Inc. (a)	70,760
1,200	Gartner, Inc. (a)	121,284
2,000	Global Payments, Inc.	138,820
8,200	Infosys Ltd., (India), ADR	121,606
1,525	Vantiv, Inc., Class A (a)	90,921

		1,248,788

	Semiconductors & Semiconductor Equipment — 0.3%
4,377	ASML Holding NV, (Netherlands)	490,532
1,119	Broadcom Ltd., (Singapore)	197,806
600	NXP Semiconductors NV, (Netherlands) (a)	58,806
48,000	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan)	268,860
13,710	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	394,162

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
1,600	Tokyo Electron Ltd., (Japan)	150,479
1,575	Xilinx, Inc.	95,083

		1,655,728

	Software — 0.1%
775	Electronic Arts, Inc. (a)	61,039
2,563	Gemalto NV, (Netherlands)	148,017
800	Open Text Corp., (Canada)	49,448
2,100	Oracle Corp., (Japan)	105,638
3,459	SAP SE, (Germany)	299,221
2,350	SS&C Technologies Holdings, Inc.	67,210
1,300	Trend Micro, Inc., (Japan)	46,142
375	Tyler Technologies, Inc. (a)	53,539

		830,254

	Technology Hardware, Storage & Peripherals — 0.0% (g)
104	Samsung Electronics Co. Ltd., (South Korea)	154,784
100	Samsung Electronics Co. Ltd., (South Korea), GDR	59,323

		214,107

	Total Information Technology	6,659,888

	Materials — 0.3%
	Chemicals — 0.2%
1,867	Air Liquide SA, (France)	207,608
39,000	Asahi Kasei Corp., (Japan)	339,350
1,780	BASF SE, (Germany)	164,964
1,137	Covestro AG, (Germany) (e)	77,825
725	Ecolab, Inc.	84,984
71	Givaudan SA, (Switzerland)	129,942
1,575	RPM International, Inc.	84,782
5,000	Tosoh Corp., (Japan)	35,270
1,549	Umicore SA, (Belgium)	88,125

		1,212,850

	Construction Materials — 0.0% (g)
475	Martin Marietta Materials, Inc.	105,227

	Containers & Packaging — 0.0% (g)
4,860	Amcor Ltd., (Australia)	52,307
2,000	Sealed Air Corp.	90,680

		142,987

	Metals & Mining — 0.1%
7,491	Antofagasta plc, (Chile)	62,023
2,223	BHP Billiton Ltd., (Australia)	39,825
7,649	BHP Billiton plc, (Australia)	121,795
1,472	Rio Tinto Ltd., (United Kingdom)	63,062
1,310	Rio Tinto plc, (United Kingdom)	50,013
49,659	South32 Ltd., (Australia)	97,756

		434,474

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.0% (g)
10,199	Stora Enso OYJ, (Finland), Class R	109,099

	Total Materials	2,004,637

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.0% (g)
5,471	Great Portland Estates plc, (United Kingdom)	44,944
36,722	Scentre Group, (Australia)	122,926
499	Unibail-Rodamco SE, (France)	118,914

		286,784

	Real Estate Management & Development — 0.1%
3,650	CBRE Group, Inc., Class A (a)	114,938
10,096	Cheung Kong Property Holdings Ltd., (Hong Kong)	61,656
3,302	Deutsche Wohnen AG, (Germany)	103,572
3,000	Mitsui Fudosan Co. Ltd., (Japan)	69,452

		349,618

	Total Real Estate	636,402

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
3,458	KT Corp., (South Korea) (a)	84,135
8,800	Nippon Telegraph & Telephone Corp., (Japan)	370,437
2,600	SBA Communications Corp., Class A (a)	268,476
47,800	Singapore Telecommunications Ltd., (Singapore)	119,903
25,545	TDC A/S, (Denmark) (a)	130,953
103,675	Telecom Italia SpA, (Italy)	75,247
41,664	Telefonica Deutschland Holding AG, (Germany)	178,089
13,023	Telefonica SA, (Spain)	120,233
10,255	Telstra Corp. Ltd., (Australia)	37,684
2,050	Zayo Group Holdings, Inc. (a)	67,363

		1,452,520

	Wireless Telecommunication Services — 0.2%
5,600	America Movil SAB de CV, (Mexico), Class L, ADR	70,392
5,200	KDDI Corp., (Japan)	131,316
7,900	NTT DOCOMO, Inc., (Japan)	179,688
7,200	SoftBank Group Corp., (Japan)	476,453
119,700	Vodafone Group plc, (United Kingdom)	294,567
10,181	Vodafone Group plc, (United Kingdom), ADR	248,722

		1,401,138

	Total Telecommunication Services	2,853,658

	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
4,559	SSE plc, (United Kingdom)	87,050

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — 0.0% (g)
3,000	Electric Power Development Co. Ltd., (Japan)	68,855

	Multi-Utilities — 0.1%
6,277	E.ON SE, (Germany)	44,158
11,082	Engie SA, (France)	141,062
20,044	National Grid plc, (United Kingdom)	234,189

		419,409

	Total Utilities	575,314

	Total Common Stocks (Cost $41,524,404)	47,750,078

Exchange-Traded Funds — 44.0%
	Fixed Income — 8.6%
1,103,750	Vanguard Total International Bond Fund	59,922,588

	International Equity — 11.2%
1,104,440	iShares MSCI EAFE Fund	63,759,321
299,250	iShares MSCI Japan Fund	14,621,355

	Total International Equity	78,380,676

	U.S. Equity — 24.2%
101,600	iShares Core S&P Mid-Cap Fund	16,798,544
680,900	SPDR S&P 500 Fund Trust	152,201,576

	Total U.S. Equity	169,000,120

	Total Exchange-Traded Funds (Cost $281,962,769)	307,303,384

Investment Companies — 45.0%
	Alternative Assets — 5.4%
876,505	AQR Managed Futures Strategy Fund, Class R6 Shares	8,169,029
1,037,377	John Hancock Funds II—Absolute Return Currency Fund, Class R6 Shares (a)	10,187,039
139,268	Marshall Wace UCITS Fund plc—MW TOPS UCITS Fund, (Ireland), Class F (a) (u)	18,923,082

	Total Alternative Assets	37,279,150

	Fixed Income — 26.9%
1,002,728	Goldman Sachs Emerging Markets Debt Fund, Class I Shares	12,433,821
3,606,057	JPMorgan Core Bond Fund, Class R6 Shares (b)	41,433,595
2,420,930	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	19,754,791
2,705,034	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	26,752,781
6,301,127	JPMorgan High Yield Fund, Class R6 Shares (b)	46,250,270
1,409,953	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	14,494,313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
2,799,734	JPMorgan Unconstrained Debt Fund, Class R6 Shares (b)	27,493,392

	Total Fixed Income	188,612,963

	International Equity — 3.5%
932,196	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	17,450,705
322,147	Oakmark International Fund	7,312,734

	Total International Equity	24,763,439

	U.S. Equity — 9.2%
652,271	JPMorgan Equity Focus Fund, Select Class Shares (b)	17,231,897
1,073,699	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	30,299,794
417,117	Parnassus Core Equity Fund, Institutional Class Shares	16,413,535

	Total U.S. Equity	63,945,226

	Total Investment Companies (Cost $296,753,374)	314,600,778

Master Limited Partnership — 0.0% (g)
	Financials — 0.0% (g)
	Capital Markets — 0.0% (g)
3,800	Apollo Global Management LLC, Class A (Cost $76,990)	73,568

Preferred Stock — 0.0% (g)
	Health Care — 0.0% (g)
	Biotechnology — 0.0% (g)
5,298	Grifols SA, (Spain), Class B (Cost $93,446)	85,043

Short-Term Investment — 4.6%
	Investment Company — 4.6%
32,038,577	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.820% (b) (l) (Cost $32,040,995)	32,048,189

	Total Investments — 100.5% (Cost $652,451,978)	701,861,040
	Liabilities in Excess of Other Assets — (0.5)% (s)	(3,290,227)

	NET ASSETS — 100.0%	$698,570,813

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

PORTFOLIO COMPOSITION BY COUNTRY*
United States	86.8%
Ireland	2.7
Japan	1.3
United Kingdom	1.1
Others (each less than 1.0%)	3.5
Short-Term Investment	4.6

* Percentages indicated are based on total investments as of December 31, 2016.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 8.3%
	Consumer Discretionary — 1.1%
	Auto Components — 0.1%
1,400	Aisin Seiki Co. Ltd., (Japan)	60,577
876	Autoliv, Inc., (Sweden), SDR	98,747
1,100	Denso Corp., (Japan)	47,582
29,149	GKN plc, (United Kingdom)	118,808
900	Koito Manufacturing Co. Ltd., (Japan)	47,529
4,200	Sumitomo Rubber Industries Ltd., (Japan)	66,454

		439,697

	Automobiles — 0.1%
2,406	Bayerische Motoren Werke AG, (Germany)	224,085
7,400	Honda Motor Co. Ltd., (Japan)	216,045
4,300	Suzuki Motor Corp., (Japan)	150,968
3,900	Toyota Motor Corp., (Japan)	228,651

		819,749

	Distributors — 0.0% (g)
850	Pool Corp.	88,689

	Diversified Consumer Services — 0.0% (g)
42,869	AA plc, (United Kingdom)	146,438
2,450	ServiceMaster Global Holdings, Inc. (a)	92,292

		238,730

	Hotels, Restaurants & Leisure — 0.1%
10,630	Compass Group plc, (United Kingdom)	196,459
650	Domino’s Pizza, Inc.	103,506
1,300	Wyndham Worldwide Corp.	99,281
31,600	Wynn Macau Ltd., (Macau)	49,954

		449,200

	Household Durables — 0.1%
14,000	Panasonic Corp., (Japan)	141,990
6,647	Persimmon plc, (United Kingdom)	145,022
2,400	Sony Corp., (Japan)	67,061
1,000	Tempur Sealy International, Inc. (a)	68,280

		422,353

	Internet & Direct Marketing Retail — 0.0% (g)
725	Expedia, Inc.	82,128

	Media — 0.3%
3,200	CyberAgent, Inc., (Japan)	78,789
4,641	Eutelsat Communications SA, (France)	89,746
1,556	Informa plc, (United Kingdom)	13,033
1,275	JCDecaux SA, (France)	37,490
10,549	Liberty Global plc, (United Kingdom), Class A (a)	322,694
605	Liberty Global plc, (United Kingdom), Series C (a)	17,969

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
5,685	Modern Times Group MTG AB, (Sweden), Class B	168,033
5,075	Naspers Ltd., (South Africa), Class N, ADR	74,197
16,955	SES SA, (Luxembourg), FDR	373,057
15,989	Sky plc, (United Kingdom)	194,921
14,563	WPP plc, (United Kingdom)	324,077

		1,694,006

	Multiline Retail — 0.1%
2,125	Dollar Tree, Inc. (a)	164,007
8,305	Lojas Renner SA, (Brazil)	59,123
12,977	Marks & Spencer Group plc, (United Kingdom)	55,901
1,400	Ryohin Keikaku Co. Ltd., (Japan)	274,027

		553,058

	Specialty Retail — 0.1%
77,690	BCA Marketplace plc, (United Kingdom)	178,565
1,225	Foot Locker, Inc.	86,840
46,648	Kingfisher plc, (United Kingdom)	200,978
750	O’Reilly Automotive, Inc. (a)	208,807
1,725	Ross Stores, Inc.	113,160
1,200	Tractor Supply Co.	90,972

		879,322

	Textiles, Apparel & Luxury Goods — 0.2%
8,005	Burberry Group plc, (United Kingdom)	147,524
755,000	China Hongxing Sports Ltd., (China) (a)	1
2,028	Cie Financiere Richemont SA, (Switzerland)	134,031
4,400	Hanesbrands, Inc.	94,908
1,310	Kering, (France)	293,838
755	LVMH Moet Hennessy Louis Vuitton SE, (France)	143,957
5,294	Moncler SpA, (Italy)	91,991
86,700	Samsonite International SA	246,798

		1,153,048

	Total Consumer Discretionary	6,819,980

	Consumer Staples — 0.9%
	Beverages — 0.2%
1,975	Brown-Forman Corp., Class B	88,717
4,608	Carlsberg A/S, (Denmark), Class B	396,883
18,013	Diageo plc, (United Kingdom)	467,435
8,000	Kirin Holdings Co. Ltd., (Japan)	129,850
3,564	Pernod Ricard SA, (France)	385,696

		1,468,581

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Food & Staples Retailing — 0.0% (g)
4,200	Seven & i Holdings Co. Ltd., (Japan)	159,723
4,700	Sprouts Farmers Market, Inc. (a)	88,924

		248,647

	Food Products — 0.3%
4,310	Associated British Foods plc, (United Kingdom)	145,428
4,219	Danone SA, (France)	266,972
13,559	Nestle SA, (Switzerland)	971,334
42,700	Wilmar International Ltd., (Singapore)	105,489

		1,489,223

	Household Products — 0.1%
2,400	Church & Dwight Co., Inc.	106,056
13,825	PZ Cussons plc, (United Kingdom)	56,958
1,575	Reckitt Benckiser Group plc, (United Kingdom)	133,415

		296,429

	Personal Products — 0.2%
3,250	L’Oreal SA, (France)	592,362
900	Pola Orbis Holdings, Inc., (Japan)	74,199
12,421	Unilever plc, (United Kingdom)	502,303

		1,168,864

	Tobacco — 0.1%
6,795	British American Tobacco plc, (United Kingdom)	385,109
4,869	Imperial Brands plc, (United Kingdom)	212,194
1,900	Japan Tobacco, Inc., (Japan)	62,365

		659,668

	Total Consumer Staples	5,331,412

	Energy — 0.3%
	Energy Equipment & Services — 0.0% (g)
9,839	WorleyParsons Ltd., (Australia) (a)	68,489

	Oil, Gas & Consumable Fuels — 0.3%
40,012	Beach Energy Ltd., (Australia)	24,349
500	Cimarex Energy Co.	67,950
6,495	Enbridge, Inc., (Canada)	273,316
18,216	Oil Search Ltd., (Australia)	93,754
2,250	Range Resources Corp.	77,310
4,335	Royal Dutch Shell plc, (Netherlands), Class B	124,553
4,500	Royal Dutch Shell plc, (Netherlands), Class B, ADR	260,865
7,263	Statoil ASA, (Norway)	132,562
14,083	TOTAL SA, (France)	722,346

		1,777,005

	Total Energy	1,845,494

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 1.5%
	Banks — 0.7%
4,620	ABN AMRO Group NV, (Netherlands), Reg. S, CVA (e)	102,295
11,902	Australia & New Zealand Banking Group Ltd., (Australia)	260,549
5,746	Barclays plc, (United Kingdom), ADR	63,206
8,304	BNP Paribas SA, (France)	528,449
5,517	Commerzbank AG, (Germany)	42,005
4,730	Danske Bank A/S, (Denmark)	143,100
15,400	DBS Group Holdings Ltd., (Singapore)	183,735
25,193	DNB ASA, (Norway)	373,998
2,950	HDFC Bank Ltd., (India), ADR	179,006
25,052	ING Groep NV, (Netherlands)	352,701
61,354	Intesa Sanpaolo SpA, (Italy)	155,418
2,965	KBC Group NV, (Belgium)	183,201
480,526	Lloyds Banking Group plc, (United Kingdom)	368,985
4,700	National Bank of Canada, (Canada)	190,885
17,997	Nordea Bank AB, (Sweden)	199,418
575	Signature Bank (a)	86,365
10,638	Standard Chartered plc, (United Kingdom) (a)	86,752
2,100	Sumitomo Mitsui Financial Group, Inc., (Japan)	79,974
4,500	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	161,004
500	SVB Financial Group (a)	85,830
27,003	Svenska Handelsbanken AB, (Sweden), Class A	374,004
5,387	Swedbank AB, (Sweden), Class A	129,797
7,600	United Overseas Bank Ltd., (Singapore)	106,772

		4,437,449

	Capital Markets — 0.1%
1,544	Close Brothers Group plc, (United Kingdom)	27,422
6,724	GAM Holding AG, (Switzerland) (a)	77,817
18,780	Henderson Group plc, (United Kingdom)	54,203
2,450	Macquarie Group Ltd., (Australia)	153,473
1,300	Nasdaq, Inc.	87,256
1,375	S&P Global, Inc.	147,868
5,309	UBS Group AG, (Switzerland)	83,009

		631,048

	Consumer Finance — 0.0% (g)
4,400	Credit Saison Co. Ltd., (Japan)	78,302

	Diversified Financial Services — 0.1%
20,040	Challenger Ltd., (Australia)	161,921
17,500	Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan)	90,261

		252,182

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 0.6%
113,800	AIA Group Ltd., (Hong Kong)	637,489
1,008	Allianz SE, (Germany)	166,358
875	Allied World Assurance Co. Holdings AG	46,996
3,350	Assured Guaranty Ltd.	126,529
31,337	Aviva plc, (United Kingdom)	186,663
12,901	AXA SA, (France)	325,219
35,905	Direct Line Insurance Group plc, (United Kingdom)	163,409
821	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	155,069
16,500	Ping An Insurance Group Co. of China Ltd., (China), Class H	81,973
3,500	Progressive Corp. (The)	124,250
23,434	Prudential plc, (United Kingdom)	467,684
825	RenaissanceRe Holdings Ltd., (Bermuda)	112,381
19,775	RSA Insurance Group plc, (United Kingdom)	142,604
7,827	Sampo OYJ, (Finland), Class A	349,888
21,878	Storebrand ASA, (Norway) (a)	116,216
4,800	Sun Life Financial, Inc., (Canada)	184,292
5,900	Tokio Marine Holdings, Inc., (Japan)	241,564

		3,628,584

	Total Financials	9,027,565

	Health Care — 1.1%
	Biotechnology — 0.1%
1,115	CSL Ltd., (Australia)	80,636
2,384	Genmab A/S, (Denmark) (a)	394,916
850	Shire plc, ADR	144,823
1,025	Vertex Pharmaceuticals, Inc. (a)	75,512

		695,887

	Health Care Equipment & Supplies — 0.2%
4,100	Boston Scientific Corp. (a)	88,683
6,966	Elekta AB, (Sweden), Class B	61,500
2,030	Essilor International SA, (France)	229,041
5,593	GN Store Nord A/S, (Denmark)	115,665
1,945	Medtronic plc	138,542
806	Sonova Holding AG, (Switzerland)	97,518
4,300	Sysmex Corp., (Japan)	248,452

		979,401

	Health Care Providers & Services — 0.2%
1,550	Centene Corp. (a)	87,590
4,600	DaVita, Inc. (a)	295,320
3,833	Fresenius SE & Co. KGaA, (Germany)	299,015
400	Henry Schein, Inc. (a)	60,684
2,100	Miraca Holdings, Inc., (Japan)	93,925

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
3,550	Premier, Inc., Class A (a)	107,778
1,125	Universal Health Services, Inc., Class B	119,678

		1,063,990

	Life Sciences Tools & Services — 0.0% (g)
425	Bio-Rad Laboratories, Inc., Class A (a)	77,469
2,700	Patheon NV (a)	77,517

		154,986

	Pharmaceuticals — 0.6%
17,700	Astellas Pharma, Inc., (Japan)	245,558
8,830	AstraZeneca plc, (United Kingdom)	482,187
4,568	Bayer AG, (Germany)	475,910
4,100	GlaxoSmithKline plc, (United Kingdom), ADR	157,891
7,076	Novartis AG, (Switzerland)	514,591
15,948	Novo Nordisk A/S, (Denmark), Class B	572,090
4,117	Roche Holding AG, (Switzerland)	938,481
3,639	Sanofi, (France)	294,268
2,400	Takeda Pharmaceutical Co. Ltd., (Japan)	99,567

		3,780,543

	Total Health Care	6,674,807

	Industrials — 1.2%
	Aerospace & Defense — 0.2%
3,428	Airbus Group SE, (France)	226,415
1,900	Hexcel Corp.	97,736
900	L-3 Communications Holdings, Inc.	136,899
22,423	Meggitt plc, (United Kingdom)	126,627
629,142	Rolls-Royce Holdings plc, (United Kingdom) (a)	775
6,224	Safran SA, (France)	447,654
325	TransDigm Group, Inc.	80,912

		1,117,018

	Airlines — 0.0% (g)
1,500	Ryanair Holdings plc, (Ireland), ADR (a)	124,890

	Building Products — 0.1%
17,329	Assa Abloy AB, (Sweden), Class B	320,649

	Commercial Services & Supplies — 0.0% (g)
1,475	Copart, Inc. (a)	81,730

	Electrical Equipment — 0.2%
6,481	ABB Ltd., (Switzerland) (a)	136,372
2,500	AMETEK, Inc.	121,500
900	Hubbell, Inc.	105,030
2,374	Legrand SA, (France)	134,689
23,700	Mitsubishi Electric Corp., (Japan)	329,647
1,600	Nidec Corp., (Japan)	137,745

		964,983

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrial Conglomerates — 0.2%
17,964	CK Hutchison Holdings Ltd., (Hong Kong)	202,786
1,954	DCC plc, (United Kingdom)	145,243
5,100	Jardine Matheson Holdings Ltd., (Hong Kong)	281,407
7,420	Koninklijke Philips NV, (Netherlands)	226,843
13,800	Sembcorp Industries Ltd., (Singapore)	27,063
2,934	Siemens AG, (Germany)	359,239

		1,242,581

	Machinery — 0.2%
2,100	FANUC Corp., (Japan)	351,318
2,400	Glory Ltd., (Japan)	75,630
1,600	Hoshizaki Corp., (Japan)	126,671
5,900	Kubota Corp., (Japan)	84,080
900	Lincoln Electric Holdings, Inc.	69,003
2,000	SMC Corp., (Japan)	475,849
6,300	THK Co. Ltd., (Japan)	139,126
1,025	WABCO Holdings, Inc. (a)	108,804

		1,430,481

	Marine — 0.0% (g)
63	AP Moller—Maersk A/S, (Denmark), Class B	100,420
18,000	Nippon Yusen KK, (Japan)	33,334

		133,754

	Professional Services — 0.1%
2,180	DKSH Holding AG, (Switzerland)	149,641
1,775	Equifax, Inc.	209,858
4,175	Nielsen Holdings plc	175,141
2,200	Recruit Holdings Co. Ltd., (Japan)	88,168
1,150	Verisk Analytics, Inc. (a)	93,346

		716,154

	Road & Rail — 0.1%
2,700	Avis Budget Group, Inc. (a)	99,036
1,315	Canadian National Railway Co., (Canada)	88,631
1,000	Central Japan Railway Co., (Japan)	164,190
1,350	Genesee & Wyoming, Inc., Class A (a)	93,703
1,150	JB Hunt Transport Services, Inc.	111,631

		557,191

	Trading Companies & Distributors — 0.1%
2,750	AerCap Holdings NV, (Ireland) (a)	114,427
1,558	Brenntag AG, (Germany)	86,358
6,700	Mitsubishi Corp., (Japan)	142,299
17,600	Sumitomo Corp., (Japan)	206,614

		549,698

SHARES	SECURITY DESCRIPTION	VALUE($)

	Transportation Infrastructure — 0.0% (g)
58,576	Sydney Airport, (Australia)	252,840

	Total Industrials	7,491,969

	Information Technology — 1.1%
	Communications Equipment — 0.0% (g)
13,586	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	79,627

	Electronic Equipment, Instruments & Components — 0.3%
1,650	Amphenol Corp., Class A	110,880
2,150	Dolby Laboratories, Inc., Class A	97,158
17,200	Hamamatsu Photonics KK, (Japan)	451,763
1,040	Keyence Corp., (Japan)	711,620
3,100	Murata Manufacturing Co. Ltd., (Japan)	413,964
2,800	Omron Corp., (Japan)	107,002

		1,892,387

	Internet Software & Services — 0.1%
1,055	Alibaba Group Holding Ltd., (China), ADR (a)	92,640
392	Baidu, Inc., (China), ADR (a)	64,449
400	CoStar Group, Inc. (a)	75,396
3,700	Kakaku.com, Inc., (Japan)	61,135
87	NAVER Corp., (South Korea) (a)	55,713
5,100	Tencent Holdings Ltd., (China)	123,660
49,000	Yahoo Japan Corp., (Japan)	187,668
1,400	YY, Inc., (China), ADR (a)	55,188

		715,849

	IT Services — 0.2%
850	Alliance Data Systems Corp.	194,225
5,830	Amadeus IT Group SA, (Spain)	264,415
2,750	Amdocs Ltd.	160,188
3,375	Booz Allen Hamilton Holding Corp.	121,736
1,450	Fidelity National Information Services, Inc.	109,678
650	FleetCor Technologies, Inc. (a)	91,988
1,500	Gartner, Inc. (a)	151,605
2,625	Global Payments, Inc.	182,201
8,500	Infosys Ltd., (India), ADR	126,055
1,950	Vantiv, Inc., Class A (a)	116,259

		1,518,350

	Semiconductors & Semiconductor Equipment — 0.3%
4,189	ASML Holding NV, (Netherlands)	469,463
1,157	Broadcom Ltd., (Singapore)	204,523
900	NXP Semiconductors NV, (Netherlands) (a)	88,209
48,000	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan)	268,860
13,495	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	387,981

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
1,600	Tokyo Electron Ltd., (Japan)	150,479
2,075	Xilinx, Inc.	125,268

		1,694,783

	Software — 0.2%
1,025	Electronic Arts, Inc. (a)	80,729
2,818	Gemalto NV, (Netherlands)	162,744
1,075	Open Text Corp., (Canada)	66,446
2,000	Oracle Corp., (Japan)	100,608
3,531	SAP SE, (Germany)	305,449
3,050	SS&C Technologies Holdings, Inc.	87,230
2,200	Trend Micro, Inc., (Japan)	78,086
500	Tyler Technologies, Inc. (a)	71,385

		952,677

	Technology Hardware, Storage & Peripherals — 0.0% (g)
106	Samsung Electronics Co. Ltd., (South Korea)	157,761
105	Samsung Electronics Co. Ltd., (South Korea), GDR	62,289

		220,050

	Total Information Technology	7,073,723

	Materials — 0.4%
	Chemicals — 0.2%
1,906	Air Liquide SA, (France)	211,945
46,000	Asahi Kasei Corp., (Japan)	400,259
1,813	BASF SE, (Germany)	168,022
1,142	Covestro AG, (Germany) (e)	78,167
950	Ecolab, Inc.	111,359
72	Givaudan SA, (Switzerland)	131,772
2,050	RPM International, Inc.	110,352
5,000	Tosoh Corp., (Japan)	35,270
1,584	Umicore SA, (Belgium)	90,116

		1,337,262

	Construction Materials — 0.0% (g)
650	Martin Marietta Materials, Inc.	143,994

	Containers & Packaging — 0.1%
5,175	Amcor Ltd., (Australia)	55,698
2,650	Sealed Air Corp.	120,151

		175,849

	Metals & Mining — 0.1%
7,914	Antofagasta plc, (Chile)	65,525
3,648	BHP Billiton Ltd., (Australia)	65,353
6,148	BHP Billiton plc, (Australia)	97,895
1,577	Rio Tinto Ltd., (United Kingdom)	67,561
1,395	Rio Tinto plc, (United Kingdom)	53,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
50,779	South32 Ltd., (Australia)	99,961

		449,553

	Paper & Forest Products — 0.0% (g)
10,664	Stora Enso OYJ, (Finland), Class R	114,073

	Total Materials	2,220,731

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.0% (g)
5,594	Great Portland Estates plc, (United Kingdom)	45,954
35,948	Scentre Group, (Australia)	120,335
508	Unibail-Rodamco SE, (France)	121,059

		287,348

	Real Estate Management & Development — 0.1%
4,825	CBRE Group, Inc., Class A (a)	151,939
10,464	Cheung Kong Property Holdings Ltd., (Hong Kong)	63,904
1,618	Deutsche Wohnen AG, (Germany)	50,751
3,000	Mitsui Fudosan Co. Ltd., (Japan)	69,451

		336,045

	Total Real Estate	623,393

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.3%
3,686	KT Corp., (South Korea) (a)	89,683
8,900	Nippon Telegraph & Telephone Corp., (Japan)	374,647
3,425	SBA Communications Corp., Class A (a)	353,665
48,700	Singapore Telecommunications Ltd., (Singapore)	122,161
26,017	TDC A/S, (Denmark) (a)	133,373
106,599	Telecom Italia SpA, (Italy)	77,369
43,380	Telefonica Deutschland Holding AG, (Germany)	185,424
13,264	Telefonica SA, (Spain)	122,458
11,784	Telstra Corp. Ltd., (Australia)	43,302
2,700	Zayo Group Holdings, Inc. (a)	88,722

		1,590,804

	Wireless Telecommunication Services — 0.2%
5,800	America Movil SAB de CV, (Mexico), Class L, ADR	72,906
5,300	KDDI Corp., (Japan)	133,841
8,300	NTT DOCOMO, Inc., (Japan)	188,786
6,400	SoftBank Group Corp., (Japan)	423,514
133,155	Vodafone Group plc, (United Kingdom)	327,678
10,300	Vodafone Group plc, (United Kingdom), ADR	251,629

		1,398,354

	Total Telecommunication Services	2,989,158

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
4,662	SSE plc, (United Kingdom)	89,016

	Independent Power & Renewable Electricity Producers — 0.0% (g)
3,300	Electric Power Development Co. Ltd., (Japan)	75,740

	Multi-Utilities — 0.1%
6,666	E.ON SE, (Germany)	46,895
11,331	Engie SA, (France)	144,232
20,477	National Grid plc, (United Kingdom)	239,248

		430,375

	Total Utilities	595,131

	Total Common Stocks (Cost $43,874,533)	50,693,363

Exchange-Traded Funds — 51.8%
	Fixed Income — 4.1%
459,900	Vanguard Total International Bond Fund	24,967,971

	International Equity — 16.1%
1,480,050	iShares MSCI EAFE Fund	85,443,287
256,612	iShares MSCI Japan Fund	12,538,062

	Total International Equity	97,981,349

	U.S. Equity — 31.6%
115,000	iShares Core S&P 500 Fund	25,873,850
108,550	iShares Core S&P Mid-Cap Fund	17,947,657
666,600	SPDR S&P 500 Fund Trust	149,005,098

	Total U.S. Equity	192,826,605

	Total Exchange-Traded Funds (Cost $290,487,572)	315,775,925

Investment Companies — 35.7%
	Alternative Assets — 5.4%
826,745	AQR Managed Futures Strategy Fund, Class R6 Shares	7,705,265
923,928	John Hancock Funds II—Absolute Return Currency Fund, Class R6 Shares (a)	9,072,976
117,967	Marshall Wace UCITS Fund plc—MW TOPS UCITS Fund, (Ireland), Class F Shares (a) (u)	16,028,754

	Total Alternative Assets	32,806,995

	Fixed Income — 11.0%
925,926	Goldman Sachs Emerging Markets Debt Fund, Class I Shares	11,481,481
1,467,768	JPMorgan Core Bond Fund, Class R6 Shares (b)	16,864,658
564,914	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	4,609,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
887,946	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	8,781,790
1,449,275	JPMorgan High Yield Fund, Class R6 Shares (b)	10,637,681
1,334,498	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	15,480,178

	Total Fixed Income	67,855,484

	International Equity — 8.0%
2,233,598	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	41,812,960
283,655	Oakmark International Fund	6,438,969

	Total International Equity	48,251,929

	U.S. Equity — 11.3%
800,630	JPMorgan Equity Focus Fund, Select Class Shares (b)	21,151,289
1,051,981	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	29,686,905
442,870	Parnassus Core Equity Fund, Institutional Class Shares	17,426,926

	Total U.S. Equity	68,265,120

	Total Investment Companies (Cost $194,591,703)	217,179,528

Master Limited Partnership — 0.0% (g)
	Financials — 0.0% (g)
	Capital Markets — 0.0% (g)
5,000	Apollo Global Management LLC, Class A (Cost $100,905)	96,800

Preferred Stock — 0.0% (g)
	Health Care — 0.0% (g)
	Biotechnology — 0.0% (g)
4,656	Grifols SA, (Spain), Class B (Cost $82,042)	74,737

Short-Term Investment — 4.4%
	Investment Company — 4.4%
26,764,243	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.820% (b) (l) (Cost $26,765,602)	26,772,273

	Total Investments — 100.2% (Cost $555,902,357)	610,592,626
	Liabilities in Excess of Other Assets — (0.2)% (s)	(1,473,274)

	NET ASSETS — 100.0%	$609,119,352

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY*
United States	86.0%
Ireland	2.7
Japan	1.5
United Kingdom	1.2
Others (each less than 1.0%)	4.2
Short-Term Investment	4.4

* Percentages indicated are based on total investments as of December 31, 2016.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australasia, and Far East
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SDR	— Swedish Depository Receipt
SPDR	— Standard & Poor’s Depositary Receipts
UCITS	— Undertakings for Collective Investment in Transferable Securities
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2016.
(s)	— A portion of the Fund’s cash is held by the subsidiary.
(u)	— The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P.Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$428,651,313	$434,795,196
Investments in affiliates, at value	273,209,727	175,797,430

Total investment securities, at value	701,861,040	610,592,626
Cash	211,143	217,955
Foreign currency, at value	90,424	94,325
Receivables:
Investment securities sold	54,805	70,932
Fund shares sold	1,511,567	1,715,718
Dividends from non-affiliates	959,126	971,591
Dividends from affiliates	20,789	17,710
Tax reclaims	91,378	101,549

Total Assets	704,800,272	613,782,406

LIABILITIES:
Payables:
Distributions	4,090,026	3,851,978
Investment securities purchased	65,602	65,988
Fund shares redeemed	1,593,931	268,680
Accrued liabilities:
Investment advisory fees	252,428	243,544
Administration fees	48,757	42,741
Distribution fees	3,463	1,369
Shareholder servicing fees	80,868	73,323
Custodian and accounting fees	29,175	49,303
Trustees’ and Chief Compliance Officer’s fees	15,990	16,317
Other	49,219	49,811

Total Liabilities	6,229,459	4,663,054

Net Assets	$698,570,813	$609,119,352

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-Capital	$653,582,275	$553,779,328
Accumulated undistributed (distributions in excess of) net investment income	(3,773,489)	(3,797,650)
Accumulated net realized gains (losses)	(641,168)	4,453,735
Net unrealized appreciation (depreciation)	49,403,195	54,683,939

Total Net Assets	$698,570,813	$609,119,352

Net Assets:
Class A	$1,619,115	$1,026,051
Class C	4,631,191	1,765,070
Class L (formerly Institutional Class)	468,158,808	341,107,463
Select Class	224,161,699	265,220,768

Total	$698,570,813	$609,119,352

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	104,032	62,153
Class C	298,905	108,229
Class L (formerly Institutional Class)	30,059,927	20,638,589
Select Class	14,381,145	16,049,450

Net Asset Value (a):
Class A — Redemption price per share	$15.56	$16.51
Class C — Offering price per share (b)	15.49	16.31
Class L (formerly Institutional Class) — Offering and redemption price per share	15.57	16.53
Select Class — Offering and redemption price per share	15.59	16.53
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.29	$17.29

Cost of investments in non-affiliates	$394,146,380	$399,935,167
Cost of investments in affiliates	258,305,598	155,967,190
Cost of foreign currency	91,548	95,367

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,123,111	$4,332,986
Dividend income from affiliates	4,680,063	2,452,538
Interest income from affiliates	121	786
Foreign taxes withheld	(24,790)	(26,105)

Total investment income	8,778,505	6,760,205

EXPENSES:
Investment advisory fees	2,961,924	2,598,191
Administration fees	303,151	265,930
Distribution fees:
Class A	2,443	2,005
Class C	18,687	11,317
Shareholder servicing fees:
Class A	2,443	2,005
Class C	6,229	3,772
Class L (formerly Institutional Class)	246,318	176,491
Select Class	301,058	364,858
Custodian and accounting fees	79,689	111,837
Interest expense to affiliates	88	118
Professional fees	88,062	83,048
Trustees’ and Chief Compliance Officer’s fees	29,785	29,630
Printing and mailing costs	11,111	10,707
Registration and filing fees	24,021	22,431
Transfer agency fees (See Note 2.G)	5,154	7,395
Sub-transfer agency fees (See Note 2.G)	960	936
Other	13,620	10,634

Total expenses	4,094,743	3,701,305

Less fees waived	(1,673,138)	(1,328,576)
Less earnings credits	(104)	—

Net expenses	2,421,501	2,372,729

Net investment income (loss)	6,357,004	4,387,476

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,698,649)	(559,769)
Investments in affiliates	5,506,237	6,440,019
Foreign currency transactions	(36,461)	(29,711)

Net realized gain (loss)	2,771,127	5,850,539

Distributions of capital gains received from investment company non-affiliates	483,348	483,348
Distributions of capital gains received from investment company affiliates	1,778,878	1,646,903

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	19,521,972	20,553,658
Investments in affiliates	(3,441,083)	(159,381)
Foreign currency translations	3,593	3,128

Change in net unrealized appreciation/depreciation	16,084,482	20,397,405

Net realized/unrealized gains (losses)	21,117,835	28,378,195

Change in net assets resulting from operations	$27,474,839	$32,765,671

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,357,004	$12,737,936	$4,387,476	$8,621,653
Net realized gain (loss)	2,771,127	(20,369,101)	5,850,539	(16,149,802)
Distributions of capital gains received from investment company non-affiliates	483,348	1,271,617	483,348	1,059,155
Distributions of capital gains received from investment company affiliates	1,778,878	6,392,504	1,646,903	6,865,125
Change in net unrealized appreciation/depreciation	16,084,482	(23,798,577)	20,397,405	(35,395,186)

Change in net assets resulting from operations	27,474,839	(23,765,621)	32,765,671	(34,999,055)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,192)	(31,008)	(6,070)	(61,752)
From net realized gains	—	(48,852)	—	(153,247)
Class C
From net investment income	(21,671)	(76,111)	(7,024)	(52,047)
From net realized gains	—	(178,468)	—	(183,506)
Class L (formerly Institutional Class)
From net investment income	(4,473,686)	(12,093,657)	(3,302,760)	(6,638,187)
From net realized gains	—	(16,655,650)	—	(11,145,651)
Select Class
From net investment income	(1,978,782)	(5,859,468)	(2,378,320)	(5,609,201)
From net realized gains	—	(8,723,962)	—	(10,306,247)

Total distributions to shareholders	(6,486,331)	(43,667,176)	(5,694,174)	(34,149,838)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(77,446,851)	(229,653,141)	(91,444,708)	(168,813,016)

NET ASSETS:
Change in net assets	(56,458,343)	(297,085,938)	(64,373,211)	(237,961,909)
Beginning of period	755,029,156	1,052,115,094	673,492,563	911,454,472

End of period	$698,570,813	$755,029,156	$609,119,352	$673,492,563

Accumulated undistributed (distributed in excess of) net investment income	$(3,773,489)	$(3,644,162)	$(3,797,650)	$(2,490,952)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,050	$777,259	$1,200	$868,036
Distributions reinvested	12,192	79,860	6,070	214,999
Cost of shares redeemed	(428,117)	(684,605)	(2,094,567)	(3,942,587)

Change in net assets resulting from Class A capital transactions	$(414,875)	$172,514	$(2,087,297)	$(2,859,552)

Class C
Proceeds from shares issued	$46,230	$691,893	$—	$15,457
Distributions reinvested	21,671	254,579	7,024	235,553
Cost of shares redeemed	(768,930)	(2,199,411)	(2,875,237)	(2,693,613)

Change in net assets resulting from Class C capital transactions	$(701,029)	$(1,252,939)	$(2,868,213)	$(2,442,603)

Class L (formerly Institutional Class)
Proceeds from shares issued	$7,661,329	$34,362,513	$5,470,000	$31,659,453
Distributions reinvested	100,828	394,546	63,421	329,844
Cost of shares redeemed	(53,724,223)	(190,180,765)	(31,137,611)	(124,865,505)

Change in net assets resulting from Class L capital transactions	$(45,962,066)	$(155,423,706)	$(25,604,190)	$(92,876,208)

Select Class
Proceeds from shares issued	$4,889,354	$29,681,752	$4,198,109	$44,428,629
Distributions reinvested	48,791	255,508	58,833	406,355
Cost of shares redeemed	(35,307,026)	(103,086,270)	(65,141,950)	(115,469,637)

Change in net assets resulting from Select Class capital transactions	$(30,368,881)	$(73,149,010)	$(60,885,008)	$(70,634,653)

Total change in net assets resulting from capital transactions	$(77,446,851)	$(229,653,141)	$(91,444,708)	$(168,813,016)

SHARE TRANSACTIONS:
Class A
Issued	68	51,643	74	55,137
Reinvested	782	5,305	368	13,590
Redeemed	(27,519)	(45,117)	(128,150)	(254,440)

Change in Class A Shares	(26,669)	11,831	(127,708)	(185,713)

Class C
Issued	3,000	46,354	—	982
Reinvested	1,398	17,020	431	15,083
Redeemed	(49,772)	(145,076)	(178,158)	(169,329)

Change in Class C Shares	(45,374)	(81,702)	(177,727)	(153,264)

Class L (formerly Institutional Class)
Issued	493,846	2,259,167	334,497	1,999,126
Reinvested	6,466	26,165	3,840	20,785
Redeemed	(3,459,239)	(12,061,601)	(1,897,823)	(7,649,581)

Change in Class L Shares	(2,958,927)	(9,776,269)	(1,559,486)	(5,629,670)

Select Class
Issued	313,634	1,964,727	255,429	2,805,721
Reinvested	3,127	16,942	3,563	25,624
Redeemed	(2,270,451)	(6,700,013)	(3,973,650)	(7,216,915)

Change in Select Class Shares	(1,953,690)	(4,718,344)	(3,714,658)	(4,385,570)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Balanced Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$15.14	$0.10	$0.43	$0.53	$(0.11)	$—	$(0.11)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)
Year Ended June 30, 2014	16.37	0.15	1.79	1.94	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2013	15.28	0.15	1.10	1.25	(0.16)	—	(0.16)
Year Ended June 30, 2012	16.55	0.17	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)

Class C
Six Months Ended December 31, 2016 (Unaudited)	15.07	0.07	0.42	0.49	(0.07)	—	(0.07)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)
Year Ended June 30, 2014	16.33	0.06	1.79	1.85	(0.11)	(0.64)	(0.75)
Year Ended June 30, 2013	15.24	0.07	1.10	1.17	(0.08)	—	(0.08)
Year Ended June 30, 2012	16.53	0.10	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	15.15	0.14	0.43	0.57	(0.15)	—	(0.15)
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)
Year Ended June 30, 2014	16.38	0.28	1.74	2.02	(0.26)	(0.64)	(0.90)
Year Ended June 30, 2013	15.29	0.24	1.08	1.32	(0.23)	—	(0.23)
Year Ended June 30, 2012	16.57	0.24	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	15.16	0.13	0.43	0.56	(0.13)	—	(0.13)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)
Year Ended June 30, 2014	16.38	0.16	1.83	1.99	(0.22)	(0.64)	(0.86)
Year Ended June 30, 2013	15.29	0.20	1.09	1.29	(0.20)	—	(0.20)
Year Ended June 30, 2012	16.57	0.22	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)(h)

$15.56	3.50%	$1,619,115	1.03%	1.27%	1.48%	22%
15.14	(2.62)	1,978,218	1.02	1.22	1.50	29
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57
17.49	12.08	3,118,118	1.13	0.87	1.66	91
16.37	8.18	4,030,225	1.34	0.93	1.63	85
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83

15.49	3.26	4,631,191	1.52	0.86	1.97	22
15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83

15.57	3.74	468,158,808	0.60	1.77	1.05	22
15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83

15.59	3.72	224,161,699	0.75	1.61	1.20	22
15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	33

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$15.84	$0.05	$0.72	$0.77	$(0.10)	$—	$(0.10)
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)
Year Ended June 30, 2014	17.00	0.09	2.49	2.58	(0.15)	(0.76)	(0.91)
Year Ended June 30, 2013	15.36	0.11	1.64	1.75	(0.11)	—	(0.11)
Year Ended June 30, 2012	17.14	0.14	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)

Class C
Six Months Ended December 31, 2016 (Unaudited)	15.65	0.01	0.72	0.73	(0.07)	—	(0.07)
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)
Year Ended June 30, 2014	16.89	(0.01)	2.47	2.46	(0.07)	(0.76)	(0.83)
Year Ended June 30, 2013	15.29	0.03	1.62	1.65	(0.05)	—	(0.05)
Year Ended June 30, 2012	17.09	0.07	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	15.87	0.12	0.70	0.82	(0.16)	—	(0.16)
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)
Year Ended June 30, 2014	17.02	0.22	2.43	2.65	(0.22)	(0.76)	(0.98)
Year Ended June 30, 2013	15.38	0.21	1.60	1.81	(0.17)	—	(0.17)
Year Ended June 30, 2012	17.16	0.21	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	15.87	0.10	0.70	0.80	(0.14)	—	(0.14)
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)
Year Ended June 30, 2014	17.02	0.11	2.50	2.61	(0.18)	(0.76)	(0.94)
Year Ended June 30, 2013	15.38	0.16	1.63	1.79	(0.15)	—	(0.15)
Year Ended June 30, 2012	17.16	0.19	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)(h)

$16.51	4.85%	$1,026,051	1.10%	0.59%	1.51%	22%
15.84	(4.07)	3,006,756	1.05	0.74	1.48	30
17.22	(0.86)	6,468,814	1.16	0.42	1.62	67
18.67	15.45	13,138,908	1.17	0.50	1.66	104
17.00	11.39	11,492,665	1.37	0.69	1.64	85
15.36	(5.94)	12,486,295	1.36	0.92	1.64	82

16.31	4.63	1,765,070	1.58	0.08	1.99	22
15.65	(4.60)	4,474,251	1.55	0.25	1.98	30
17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67
18.52	14.84	15,399,069	1.67	(0.06)	2.16	104
16.89	10.80	20,318,160	1.88	0.16	2.14	85
15.29	(6.33)	28,728,184	1.86	0.43	2.14	82

16.53	5.16	341,107,463	0.66	1.45	1.06	22
15.87	(3.75)	352,351,886	0.63	1.21	1.06	30
17.27	(0.41)	480,555,232	0.75	0.82	1.21	67
18.69	15.89	542,687,646	0.77	1.23	1.26	104
17.02	11.83	88,098,695	0.93	1.25	1.24	85
15.38	(5.53)	29,951,431	0.95	1.37	1.24	82

16.53	5.07	265,220,768	0.81	1.24	1.21	22
15.87	(3.90)	313,659,670	0.78	1.06	1.21	30
17.27	(0.52)	416,947,169	0.90	0.67	1.36	67
18.69	15.68	548,955,778	0.92	0.59	1.41	104
17.02	11.66	774,870,186	1.12	0.96	1.39	85
15.38	(5.68)	750,199,631	1.10	1.20	1.39	82

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Class L^ and Select Class	Diversified
Access Growth Fund	Class A, Class C, Class L^ and Select Class	Diversified

^	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of the Access Balanced Fund is to seek total return.

The investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class L and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of December 31, 2016, net assets of the Access Balanced Fund were $698,570,813 of which $57,956, or less than 0.1%, represented its Subsidiary’s net assets. As of December 31, 2016, net assets of the Access Growth Fund were $609,119,352 of which $55,371, or less than 0.1%, represented its Subsidiary’s net assets. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

See Note 2.B. for further details on structured notes.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,617,584	$4,758,591	$1	$6,376,176
Consumer Staples	277,554	4,782,207	—	5,059,761
Energy	642,679	1,089,327	—	1,732,006
Financials	1,255,992	7,412,559	—	8,668,551
Health Care	1,206,735	5,034,453	—	6,241,188
Industrials	1,477,363	5,465,134	—	6,942,497
Information Technology	2,386,551	4,273,337	—	6,659,888
Materials	365,673	1,638,964	—	2,004,637
Real Estate	114,938	521,464	—	636,402
Telecommunication Services	654,953	2,198,705	—	2,853,658
Utilities	—	575,314	—	575,314

Total Common Stocks	10,000,022	37,750,055	1	47,750,078

Exchange Traded Funds	307,303,384	—	—	307,303,384
Investment Companies	295,677,696	—	—	295,677,696
Master Limited Partnership
Financials	73,568	—	—	73,568
Preferred Stock
Health Care	—	85,043	—	85,043
Short-Term Investment
Investment Company	32,048,189	—	—	32,048,189

Total Investments in Securities	$645,102,859	$37,835,098	$1	$682,937,958

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,945,418	$4,874,561	$1	$6,819,980
Consumer Staples	340,655	4,990,757	—	5,331,412
Energy	679,441	1,166,053	—	1,845,494
Financials	1,434,864	7,592,701	—	9,027,565
Health Care	1,431,487	5,243,320	—	6,674,807
Industrials	1,913,052	5,578,917	—	7,491,969
Information Technology	2,861,417	4,212,306	—	7,073,723
Materials	485,856	1,734,875	—	2,220,731
Real Estate	151,939	471,454	—	623,393
Telecommunication Services	766,922	2,222,236	—	2,989,158
Utilities	—	595,131	—	595,131

Total Common Stocks	12,011,051	38,682,311	1	50,693,363

Exchange Traded Funds	315,775,925	—	—	315,775,925
Investment Companies	201,150,774	—	—	201,150,774
Master Limited Partnership
Financials	96,800	—	—	96,800
Preferred Stock
Health Care	—	74,737	—	74,737
Short-Term Investments
Investment Company	26,772,273	—	—	26,772,273

Total Investments in Securities	$555,806,823	$38,757,048	$1	$594,563,872

As of December 31, 2016, certain Investment Companies with a fair value of $18,923,082 and $16,028,754 have not been categorized in the fair value hierarchy as these Investment Companies were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no significant transfers between level 1 and level 2 during the period ended December 31, 2016.

B. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Board, based upon values provided by an approved pricing service for the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as change in net unrealized appreciation or depreciation on the Consolidated Statements of Operations (“CSOPs”). The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

C. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of December 31, 2016, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds,

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Access Balanced Fund
JPMorgan Core Bond Fund, Class R6 Shares	$97,558,300	$—	$53,000,001	$(648,919)	$962,660	3,606,057	$41,433,595
JPMorgan Core Plus Bond Fund, Class R6 Shares	62,670,528	—	42,000,000	(425,910)	460,192	2,420,930	19,754,791
JPMorgan Corporate Bond Fund, Class R6 Shares	—	30,000,000	2,000,000	86,146	420,843	2,705,034	26,752,781
JPMorgan Equity Focus Fund, Select Class Shares	22,686,300	—	7,500,000	1,055,990	45,887	652,271	17,231,897
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	36,094,612	4,000,000	24,500,000	3,942,797	299,312	932,196	17,450,705
JPMorgan High Yield Fund, Class R6 Shares	45,909,127	—	1,000,000	(118,457)	1,302,578	6,301,127	46,250,270
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	18,578,586	—	4,000,000	19,498	164,241	1,409,953	14,494,313
JPMorgan Prime Money Market Fund, Institutional Class Shares	40,827,847	186,036,886	194,825,858	2,120	86,681	32,038,577	32,048,189
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	37,439,913	—	9,500,000	3,443,034	155,515	1,073,699	30,299,794
JPMorgan Unconstrained Debt Fund, Class R6 Shares	33,668,333	—	6,000,000	(71,184)	782,154	2,799,734	27,493,392

	$395,433,546			$7,285,115	$4,680,063		$273,209,727

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Access Growth Fund
JPMorgan Core Bond Fund, Class R6 Shares	$46,166,722	$—	$28,000,000	$(269,902)	$399,842	1,467,768	$16,864,658
JPMorgan Core Plus Bond Fund, Class R6 Shares	26,647,057	—	22,000,000	574,183	63,270	564,914	4,609,696
JPMorgan Corporate Bond Fund, Class R6 Shares	—	20,000,000	10,500,000	(280,524)	235,206	887,946	8,781,790
JPMorgan Equity Focus Fund, Select Class Shares	22,486,533	—	3,500,000	622,920	56,324	800,630	21,151,289
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	61,177,702	11,000,000	33,500,000	4,146,193	774,358	2,233,598	41,812,960
JPMorgan High Yield Fund, Class R6 Shares	10,333,333	—	—	—	298,551	1,449,275	10,637,681
JPMorgan Prime Money Market Fund, Institutional Class Shares	32,154,781	155,914,077	161,304,275	1,019	72,443	6,764,243	26,772,273
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	17,596,899	—	2,500,000	(6,477)	400,175	1,334,498	15,480,178
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	35,843,963	—	8,500,000	3,299,510	152,369	1,051,981	29,686,905

	$252,406,990			$8,086,922	$2,452,538		$175,797,430

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOPs.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows:

	Class A	Class C	Class L	Select Class	Total
Access Balanced Fund
Transfer agency fees	$201	$215	$2,225	$2,513	$5,154
Sub-transfer agency fees	160	477	204	119	960
Access Growth Fund
Transfer agency fees	278	209	1,682	5,226	7,395
Sub-transfer agency fees	162	345	355	74	936

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax”

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.25% through October 31, 2017.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.80% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), TimesSquare Capital Management, LLC (“TimesSquare”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.75% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2016, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	92.9%	91.5%
Capital Guardian	2.9	3.4
TimesSquare	1.0	1.4
T.Rowe Price	3.2	3.7

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Effective January 1, 2017, the Advisor and JPMPI have contractually agreed to change the investment advisory fee and sub-advisory fee to 0.75% and 0.70%, respectively, for each Fund. Additionally, the Advisor and JPMPI have contractually agreed to change the contractual waiver of the investment advisory fee and sub-advisory fee, respectively, for each Fund to 0.30% through October 31, 2017.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class L and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class L	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class L	Select Class
Access Balanced Fund	1.55%	2.05%	1.15%	1.30%
Access Growth Fund	1.55	2.05	1.15	1.30

The expense limitation agreements were in effect for the six months ended December 31, 2016 and are in place until at least October 31, 2017.

The Underlying Funds may impose separate investment advisory and shareholder servicing fees. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 0.80% (0.75% as of January 1, 2017) for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Class L Shares, the Adviser and Distributor have contractually agreed to waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.55% (0.45% as of January 1, 2017) during the period and affiliated shareholder servicing fees charged by the affiliated Underlying Funds. These contractual waivers are in place until at least October 31, 2017. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$1,604,861	$68,278	$1,673,138
Access Growth Fund	1,227,022	101,553	1,328,576

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Access Balanced Fund and Access Growth Fund incurred $148 and $219, respectively, in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$152,022,567	$204,960,428
Access Growth Fund	132,270,747	197,933,800

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiaries, held at December 31, 2016 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$652,451,978	$57,965,333	$8,556,271	$49,409,062
Access Growth Fund	555,902,357	64,011,271	9,321,002	54,690,269

At June 30, 2016, the following Fund had the following net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Access Balanced Fund	$2,994,439	$467,384

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 the following specified ordinary losses and net capital losses of:

	Specified Ordinary Losses	Net Capital Losses
		Short-Term	Long-Term
Access Balanced Fund	$662,703	$5,535,884	$(5,499,605)
Access Growth Fund	—	2,105,730	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the Funds each had one affiliated omnibus account which represented the following percentage of each Fund’s net assets:

Access Balanced Fund	96.9%
Access Growth Fund	97.4

As of December 31, 2016, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Fund:

% of Net Assets
Equity Focus Fund	26.3%

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016 and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,035.00	$5.28	1.03%
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class C
Actual	1,000.00	1,032.60	7.79	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Class L (formerly Institutional Class)
Actual	1,000.00	1,037.40	3.08	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Select Class
Actual	1,000.00	1,037.20	3.85	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Access Growth Fund
Class A
Actual	1,000.00	1,048.50	5.68	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class C
Actual	1,000.00	1,046.30	8.15	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class L (formerly Institutional Class)
Actual	1,000.00	1,051.60	3.41	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Select Class
Actual	1,000.00	1,050.70	4.19	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	45

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2016, the Funds elected to pass through to shareholders taxes paid to foreign countries.

Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
Access Balanced Fund	$18,090,630	$257,735
Access Growth Fund	14,061,405	344,684

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM and the sub-advisory agreements with JPMPI, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., and TimesSquare Capital Management, LLC for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or sub-advisers were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-advisers’ senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’ risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMIM in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates and sub-advisers to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and sub-advisers, the commitment of the Adviser and

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

sub-advisers to provide high quality service to the Funds, their overall confidence in the Adviser’s and sub-advisers’ integrity and the Adviser’s and sub-advisers’ responsiveness to questions or concerns raised by them, including the Adviser’s and sub-advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-advisers to help ensure that the sub-advisers are managing the Funds consistently with their investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the underlying J.P. Morgan Funds in which each Fund invests. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers.

The Trustees also considered that JPMDS, an affiliate of the Adviser and certain sub-advisers, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 1, 2015, and in the fourth, fifth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 1, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fourth, fifth and fifth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the

Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance for both Class A and Select Class shares was in the third, fifth and fifth quintiles based upon the Peer Group, and in the fourth, fifth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee and actual total expenses for Class A shares were in the third and fifth quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Select Class shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively,

DECEMBER 31, 2016	JPMORGAN ACCESS FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and that the actual total expenses for Select Class shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was reasonable.

The Trustees noted that the Access Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the third and fifth quintiles, respectively, based upon both the Peer

Group and Universe. The Trustees noted that the net advisory fee for Select Class shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was reasonable.

50	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-ACCESS-1216

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2016 (Unaudited)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the S&P 500 reached new closing highs in July and August. Global oil prices continued to rise and reached 15-month highs in November, ahead of the meeting of the Organization of Petroleum Exporting Countries (OPEC). Despite previous failures to agree to limits on oil production, investors correctly anticipated an OPEC agreement at its November 30th meeting.
Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. On the day after the election, Japan’s Nikkei Index closed down 5.4% and European equity indexes opened lower. U.S. stock futures indicated a decline of more than 5%, which triggered U.S. market “circuit breakers” in pre-opening hours to prevent further declines. Within hours, share prices in Europe had largely recovered, and the S&P 500 closed with a 1.11% gain on November 9th.

Notably, between the election result in November and the end of the year, the S&P 500 in surpassed 2,200 points for the first time and reached eight new closing highs, while the Dow Industrial in November surpassed 19,000 points and reached 17 new closing highs. In particular, energy, pharmaceutical and financial sector stocks rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

In U.S. equity markets, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large-cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the S&P 500 returned 7.82%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Advantage Fund incorporates environmental, social and corporate governance (ESG) practices into its investment process. The Fund primarily invests in the securities of companies that the Fund’s portfolio managers believe are sustainable leaders that generally approach ESG factors in a thoughtful manner, while also having attractive value, quality and momentum characteristics.

During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Advantage Fund(1)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.38%
Standard & Poor’s 500 Index (2)	7.82%
Russell 3000 Index	8.79%

Net Assets as of 12/31/2016 (In Thousands)	$17,702

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the energy sector and its security selection and underweight position in the consumer staples sector were leading contributors to performance relative to the Benchmark. The Fund’s overweight position in the health care sector and its security selection in the consumer discretionary sector were leading detractors from relative performance.

For the six month reporting period, the Fund also outperformed the Russell 3000 Index, which was the Fund’s primary benchmark until November 1, 2016. The outperformance was largely due to the Fund’s security selection in the information technology and energy sectors and its underweight position in the real estate sector.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Humana Inc. and Citigroup Inc., and its underweight position in Exxon Mobil Corp. Shares of Humana, a health insurer, rose on news of a potential merger with Aetna Inc. Shares of Citigroup, a banking and financial services company, rose amid an improved business environment for financial sectors companies. Shares of Exxon Mobil, an integrated oil and gas company, fell on investor expectations that it would lag behind its competitors on production growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Travelers Cos., and its underweight position in UnitedHealth Group Inc. Shares of Gilead Sciences, a drug maker, fell amid declining sales of its Hepatitis C treatments. Shares of Travelers, a property and casualty insurer, fell after the company posted a 23% drop in earnings. Shares of UnitedHealth, a health insurer, rose after the company issued a better-than-expected earnings forecast.

During the reporting period, the Fund experienced a relatively high level of turnover among its securities holdings, which was largely driven by the change in the Fund’s strategy during the period. The turnover had no significant impact on Fund performance during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.0%
2.	Microsoft Corp.	4.9
3.	Citigroup, Inc.	3.7
4.	Verizon Communications, Inc.	2.6
5.	PepsiCo, Inc.	2.5
6.	Parker-Hannifin Corp.	2.3
7.	Gilead Sciences, Inc.	2.3
8.	Humana, Inc.	2.1
9.	PNC Financial Services Group, Inc. (The)	2.1
10.	Bank of America Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.2%
Health Care	15.1
Financials	14.7
Industrials	10.6
Consumer Discretionary	9.2
Consumer Staples	8.5
Energy	6.9
Telecommunication Services	3.6
Utilities	3.2
Materials	1.4
Real Estate	0.4
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)

On November 1, 2016, the Fund incorporated environmental, social and corporate governance (ESG) practices into its investment process. Under the revised strategy, the Fund will primarily invest in the securities of companies that the Fund’s portfolio managers believe are sustainable leaders that generally approach ESG factors in a thoughtful manner, while also having attractive value, quality and momentum characteristics.

(2)

On November 1, 2016, the Fund adopted the Standard & Poor’s 500 Index as its primary benchmark because the adviser believes that the Benchmark is a more appropriate comparison in light of the Fund’s new investment strategies.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		3.50%	3.92%	13.61%	5.25%
Without Sales Charge		9.24	9.67	14.84	5.82
CLASS C SHARES	February 19, 2005
With CDSC***		7.95	8.11	14.27	5.30
Without CDSC		8.95	9.11	14.27	5.30
SELECT CLASS SHARES	February 28, 2003	9.38	9.94	15.12	6.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the S&P 500 Index, the Russell 3000 Index and the Lipper Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund. Also on November 1, 2016, the Fund’s index changed from the Russell 3000 Index to the S&P 500 Index to reflect the change in the Fund’s investment strategies.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.43%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$3,856,430

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the energy and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Valero Energy Corp., Steel Dynamics Inc. and Delta Air Lines Inc. Shares of Valero, an operator of oil and gas refineries and pipelines, rose after it reported better-than-expected earnings. Shares of Steel Dynamics, a steelmaker and metals recycling company not held in the Benchmark, rose on investor expectations that the company would benefit from the policies of then-President-elect Donald Trump. Shares of Delta Air Lines rose amid investor expectations for improved earnings.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Lowe’s Cos. and Public Storage Inc. and its overweight position in Oracle Corp. Shares of Lowe’s, a home improvement retail chain, rose amid growth in earnings and revenue, as well as increased dividends. Shares of Public Storage, a real estate investment trust, rose after the company posted strong cash flow. Shares of Oracle, a provider of software products, fell on lower-than-expected revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.7%
2.	Bank of America Corp.	3.0
3.	Citigroup, Inc.	2.5
4.	eBay, Inc.	2.2
5.	Valero Energy Corp.	2.1
6.	Baker Hughes, Inc.	2.1
7.	Wal-Mart Stores, Inc.	2.1
8.	Ross Stores, Inc.	2.0
9.	Applied Materials, Inc.	2.0
10.	Verizon Communications, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.5%
Financials	14.8
Health Care	13.8
Consumer Discretionary	11.0
Industrials	8.9
Consumer Staples	8.5
Energy	7.7
Utilities	3.4
Telecommunication Services	3.2
Materials	2.4
Real Estate	2.3
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		2.57%	2.01%	12.98%	5.44%
Without Sales Charge		8.27	7.68	14.20	6.01
CLASS C SHARES	February 19, 2005
With CDSC***		7.02	6.17	13.65	5.49
Without CDSC		8.02	7.17	13.65	5.49
CLASS R2 SHARES	November 3, 2008	8.15	7.45	13.93	5.80
CLASS R5 SHARES	May 15, 2006	8.50	8.17	14.73	6.50
CLASS R6 SHARES	November 2, 2015	8.59	8.31	14.76	6.51
SELECT CLASS SHARES	February 28, 2003	8.43	8.00	14.51	6.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.39%
Russell 1000 Growth Index	5.64%

Net Assets as of 12/31/2016 (In Thousands)	$965,520

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the industrials and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc., Steel Dynamics Inc. and WellCare Health Plans Inc. Shares of United Continental Holdings, an airline operator not held in the Benchmark, rose on improved traffic and capacity. Shares of Steel Dynamics, a steelmaker and metals recycling company, and WellCare Health Plans, a managed care provider, rose on investor expectations that both companies would benefit from policies of the incoming administration of U.S. President Donald Trump.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Activision Blizzard Inc. and Gilead Sciences Inc. and its underweight position in Lowe’s Cos. Shares of Activision Blizzard, a video game maker, fell on lower-than-expected holiday season sales. Shares of Gilead Sciences, a drug maker, fell on declining sales for its Hepatitis C treatments. Shares of Lowe’s, a home improvement retail chain, rose amid growth in earnings and revenue, as well as increased dividends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.8%
2.	Apple, Inc.	3.7
3.	Home Depot, Inc. (The)	3.2
4.	Visa, Inc., Class A	2.9
5.	Amgen, Inc.	2.8
6.	Gilead Sciences, Inc.	2.5
7.	eBay, Inc.	2.4
8.	Applied Materials, Inc.	2.2
9.	Ross Stores, Inc.	2.1
10.	McDonald’s Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.6%
Consumer Discretionary	20.0
Health Care	15.9
Industrials	9.5
Consumer Staples	8.8
Materials	3.2
Real Estate	2.6
Financials	1.8
Telecommunication Services	1.7
Others (each less than 1.0%)	1.2
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		0.68%	(0.07)%	12.86%	6.74%
Without Sales Charge		6.26	5.45	14.09	7.32
CLASS C SHARES	February 19, 2005
With CDSC***		4.97	3.91	13.52	6.79
Without CDSC		5.97	4.91	13.52	6.79
CLASS R2 SHARES	November 3, 2008	6.12	5.19	13.80	7.10
CLASS R5 SHARES	May 15, 2006	6.48	5.91	14.60	7.80
CLASS R6 SHARES	November 2, 2015	6.52	5.97	14.61	7.81
SELECT CLASS SHARES	February 28, 2003	6.39	5.70	14.37	7.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.74%
Russell Midcap Index	7.87%

Net Assets as of 12/31/2016 (In Thousands)	$1,049,799

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in real estate investment trusts and the consumer staples sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the software & services sector and the materials sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tenet Healthcare Co. and D.R. Horton Inc. and its underweight position in CoreCivic Inc. Shares of Tenet Healthcare, an operator of hospitals and outpatient health centers, fell after the company forecast a larger-than-expected loss. Shares of D.R. Horton, a home builder, fell after the company reported lower-than-expected earnings and slowing growth in new orders. Shares of CoreCivic, an operator of prisons and formerly known as Corrections Corp. of America, fell after the U.S. federal government unveiled plans to phase out the use of private prison contracts.

Leading individual contributors to relative performance included the Fund’s overweight positions in Best Buy Inc., NCR Corp. and International Game Technology Inc. Shares of Best Buy, a consumer electronics chain, rose on better-than-expected earnings and sales. Shares of NCR, a maker of automatic teller machines and other transaction technology, rose on an improved business environment for its financial services clients. Shares of International Gaming Technology, a maker of casino gaming devices, rose on better-than-expected earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Equinix, Inc.	2.1%
2.	NCR Corp.	2.0
3.	Huntington Ingalls Industries, Inc.	1.9
4.	Marvell Technology Group Ltd., (Bermuda)	1.9
5.	Xerox Corp.	1.8
6.	Tyson Foods, Inc., Class A	1.8
7.	United Continental Holdings, Inc.	1.7
8.	Ingredion, Inc.	1.6
9.	Popular, Inc., (Puerto Rico)	1.6
10.	Western Digital Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.7%
Industrials	14.1
Financials	11.3
Consumer Discretionary	10.6
Real Estate	10.0
Health Care	9.4
Energy	6.9
Consumer Staples	6.9
Utilities	6.1
Materials	5.5
Telecommunication Services	0.6
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		1.87%	5.94%	13.21%	6.24%
Without Sales Charge		7.52	11.81	14.44	6.82
CLASS C SHARES	March 22, 1999
With CDSC***		6.21	10.09	13.74	6.15
Without CDSC		7.21	11.09	13.74	6.15
CLASS R3 SHARES	September 9, 2016	7.52	11.81	14.44	6.82
CLASS R4 SHARES	September 9, 2016	7.69	12.07	14.73	7.08
CLASS R6 SHARES	November 2, 2015	7.82	12.37	14.80	7.11
SELECT CLASS SHARES	June 1, 1991	7.74	12.12	14.74	7.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R3 Shares and Class R4 Shares would have been similar to those shown because Class R3 Shares and Class R4 Shares have similar expenses as Class A and Select Class Shares, respectively.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.55%
Russell 1000 Value Index	10.39%

Net Assets as of 12/31/2016 (In Thousands)	$1,253,203

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the information technology and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and consumer discretionary sectors was a leading detractor from performance.

Leading individual contributors to relative performance included the Fund’s overweight position in Valero Energy Corp. and its underweight positions in Berkshire Hathaway Inc. and Exxon Mobil Corp. Shares of Valero, an operator of oil and gas refineries and pipelines, rose after it reported better-than-expected earnings. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell on lower-than-expected earnings. Shares of Exxon Mobil, an integrated oil and gas company, fell on investor expectations that it would lag behind its competitors on production growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allstate Corp. and Gilead Sciences Inc. and its underweight position in J.P. Morgan Chase & Co. Shares of Allstate, a life, property and casualty insurer, fell after the company announced its $1.4 billion purchase of Squaretrade. Shares of Gilead Sciences, a drug maker, fell on declining sales for its Hepatitis C treatments. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on better-than-expected earnings and strong growth in loans.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.0%
2.	Citigroup, Inc.	3.5
3.	QUALCOMM, Inc.	2.5
4.	PNC Financial Services Group, Inc. (The)	2.3
5.	HP, Inc.	2.2
6.	Valero Energy Corp.	2.1
7.	eBay, Inc.	2.0
8.	Archer-Daniels-Midland Co.	2.0
9.	Pfizer, Inc.	2.0
10.	Baker Hughes, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.3%
Energy	12.9
Information Technology	10.7
Health Care	10.3
Industrials	8.9
Consumer Staples	7.7
Utilities	6.0
Consumer Discretionary	5.2
Telecommunication Services	2.9
Real Estate	2.9
Materials	2.4
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		6.56%	6.01%	12.50%	4.68%
Without Sales Charge		12.47	11.88	13.72	5.25
CLASS C SHARES	February 19, 2005
With CDSC***		11.21	10.33	13.16	4.73
Without CDSC		12.21	11.33	13.16	4.73
CLASS R2 SHARES	November 3, 2008	12.32	11.61	13.44	5.04
CLASS R5 SHARES	May 15, 2006	12.66	12.27	14.13	5.66
CLASS R6 SHARES	November 30, 2010	12.68	12.32	14.18	5.69
SELECT CLASS SHARES	February 28, 2003	12.55	12.05	13.89	5.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 9.2%
	Hotels, Restaurants & Leisure — 2.9%
3	McDonald’s Corp.	341
4	Restaurant Brands International, Inc., (Canada)	175

		516

	Media — 2.5%
39	Sirius XM Holdings, Inc.	171
3	Time Warner, Inc.	273

		444

	Specialty Retail — 3.2%
2	Home Depot, Inc. (The)	258
4	Lowe’s Cos., Inc.	313

		571

	Textiles, Apparel & Luxury Goods — 0.6%
1	PVH Corp.	102

	Total Consumer Discretionary	1,633

	Consumer Staples — 8.5%
	Beverages — 4.7%
2	Dr Pepper Snapple Group, Inc.	165
2	Molson Coors Brewing Co., Class B	234
4	PepsiCo, Inc.	437

		836

	Food & Staples Retailing — 2.6%
2	Sysco Corp.	135
4	Walgreens Boots Alliance, Inc.	335

		470

	Food Products — 0.9%
1	Ingredion, Inc.	153

	Household Products — 0.3%
1	Energizer Holdings, Inc.	49

	Total Consumer Staples	1,508

	Energy — 6.9%
	Energy Equipment & Services — 4.4%
4	Baker Hughes, Inc.	258
7	FMC Technologies, Inc. (a)	258
3	Schlumberger Ltd.	275

		791

	Oil, Gas & Consumable Fuels — 2.5%
3	Apache Corp.	192
4	Valero Energy Corp.	248

		440

	Total Energy	1,231

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 14.7%
	Banks — 7.9%
17	Bank of America Corp.	367
11	Citigroup, Inc.	654
3	PNC Financial Services Group, Inc. (The)	368

		1,389

	Capital Markets — 2.4%
6	Bank of New York Mellon Corp. (The)	268
1	MSCI, Inc.	81
2	Thomson Reuters Corp.	84

		433

	Consumer Finance — 0.8%
2	Discover Financial Services	140

	Insurance — 3.6%
3	Allstate Corp. (The)	193
4	Hartford Financial Services Group, Inc. (The)	188
2	Travelers Cos., Inc. (The)	254

		635

	Total Financials	2,597

	Health Care — 15.1%
	Biotechnology — 7.3%
3	AbbVie, Inc.	188
2	Amgen, Inc.	293
1	Biogen, Inc. (a)	191
2	Celgene Corp. (a)	211
6	Gilead Sciences, Inc.	408

		1,291

	Health Care Equipment & Supplies — 0.8%
1	Becton Dickinson and Co.	149

	Health Care Providers & Services — 3.9%
3	Aetna, Inc.	319
2	Humana, Inc.	373

		692

	Life Sciences Tools & Services — 0.5%
1	Waters Corp. (a)	87

	Pharmaceuticals — 2.6%
2	Johnson & Johnson	254
4	Merck & Co., Inc.	209

		463

	Total Health Care	2,682

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Industrials — 10.6%
		Aerospace & Defense — 2.9%
2		Curtiss-Wright Corp.	233
2		Raytheon Co.	270

			503

		Airlines — 1.2%
4		Southwest Airlines Co.	208

		Commercial Services & Supplies — 0.6%
7		Pitney Bowes, Inc.	107

		Construction & Engineering — 0.5%
2		Jacobs Engineering Group, Inc. (a)	92

		Machinery — 3.8%
2		Allison Transmission Holdings, Inc.	77
3		Parker-Hannifin Corp.	413
4		Xylem, Inc.	178

			668

		Professional Services — 0.8%
2		ManpowerGroup, Inc.	147

		Road & Rail — 0.8%
1		Norfolk Southern Corp.	146

		Total Industrials	1,871

		Information Technology — 24.2%
		Communications Equipment — 1.5%
9		Cisco Systems, Inc.	272

		Internet Software & Services — 2.3%
—	(h)	Alphabet, Inc., Class A (a)	238
—	(h)	Alphabet, Inc., Class C (a)	173

			411

		IT Services — 2.5%
2		Mastercard, Inc., Class A	207
3		Visa, Inc., Class A	236

			443

		Semiconductors & Semiconductor Equipment — 2.1%
2		Lam Research Corp.	209
2		QUALCOMM, Inc.	158

			367

		Software — 9.0%
3		Autodesk, Inc. (a)	222
14		Microsoft Corp.	876
8		Oracle Corp.	310
8		Symantec Corp.	186

			1,594

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 6.8%
8	Apple, Inc.	886
10	Hewlett Packard Enterprise Co.	220
6	HP, Inc.	89

		1,195

	Total Information Technology	4,282

	Materials — 1.4%
	Chemicals — 1.4%
2	EI du Pont de Nemours & Co.	134
1	International Flavors & Fragrances, Inc.	112

	Total Materials	246

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
2	Prologis, Inc.	88

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 3.6%
7	CenturyLink, Inc.	163
9	Verizon Communications, Inc.	468

	Total Telecommunication Services	631

	Utilities — 3.2%
	Electric Utilities — 3.2%
4	Eversource Energy	225
2	NextEra Energy, Inc.	191
3	Portland General Electric Co.	146

	Total Utilities	562

	Total Common Stocks (Cost $13,915)	17,331

Short-Term Investment — 2.2%
	Investment Company — 2.2%
393	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $393)	393

	Total Investments — 100.1% (Cost $14,308)	17,724
	Liabilities in Excess of Other Assets — (0.1)%	(22)

	NET ASSETS — 100.0%	$17,702

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 11.0%
	Automobiles — 0.7%
781	General Motors Co.	27,196

	Hotels, Restaurants & Leisure — 2.0%
1,085	International Game Technology plc	27,687
164	McDonald’s Corp.	19,998
659	Restaurant Brands International, Inc., (Canada)	31,389

		79,074

	Household Durables — 0.6%
645	DR Horton, Inc.	17,634
2	NVR, Inc. (a)	4,005

		21,639

	Internet & Direct Marketing Retail — 0.6%
32	Amazon.com, Inc. (a)	24,296

	Media — 1.7%
147	Comcast Corp., Class A	10,123
496	Live Nation Entertainment, Inc. (a)	13,188
1,442	Twenty-First Century Fox, Inc., Class A	40,439

		63,750

	Multiline Retail — 0.6%
482	Kohl’s Corp.	23,811

	Specialty Retail — 4.2%
691	Best Buy Co., Inc.	29,502
337	Burlington Stores, Inc. (a)	28,544
197	Home Depot, Inc. (The)	26,360
1,192	Ross Stores, Inc.	78,202

		162,608

	Textiles, Apparel & Luxury Goods — 0.6%
259	PVH Corp.	23,354

	Total Consumer Discretionary	425,728

	Consumer Staples — 8.6%
	Beverages — 0.6%
155	Molson Coors Brewing Co., Class B	15,093
66	PepsiCo, Inc.	6,926

		22,019

	Food & Staples Retailing — 2.3%
130	CVS Health Corp.	10,282
1,152	Wal-Mart Stores, Inc.	79,605

		89,887

	Food Products — 4.3%
579	Archer-Daniels-Midland Co.	26,440
211	Ingredion, Inc.	26,317
183	JM Smucker Co. (The)	23,422

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
1,131	Pilgrim’s Pride Corp.	21,482
92	Post Holdings, Inc. (a)	7,388
1,011	Tyson Foods, Inc., Class A	62,346

		167,395

	Household Products — 0.7%
562	Energizer Holdings, Inc.	25,049

	Personal Products — 0.7%
528	Nu Skin Enterprises, Inc., Class A	25,247

	Total Consumer Staples	329,597

	Energy — 7.7%
	Energy Equipment & Services — 3.1%
1,249	Baker Hughes, Inc.	81,115
922	FMC Technologies, Inc. (a)	32,752
1,199	Seadrill Ltd., (United Kingdom) (a)	4,089

		117,956

	Oil, Gas & Consumable Fuels — 4.6%
233	Apache Corp.	14,814
79	Cimarex Energy Co.	10,750
1,741	Denbury Resources, Inc. (a)	6,406
115	Hess Corp.	7,132
2,391	Marathon Oil Corp.	41,379
170	Tesoro Corp.	14,875
1,200	Valero Energy Corp.	81,998

		177,354

	Total Energy	295,310

	Financials — 14.9%
	Banks — 7.5%
5,312	Bank of America Corp.	117,402
1,606	Citigroup, Inc.	95,462
244	Comerica, Inc.	16,592
183	PNC Financial Services Group, Inc. (The)	21,415
1,263	Regions Financial Corp.	18,137
349	Wells Fargo & Co.	19,242

		288,250

	Capital Markets — 1.9%
26	Ameriprise Financial, Inc.	2,906
1,105	Morgan Stanley	46,695
321	MSCI, Inc.	25,312

		74,913

	Consumer Finance — 1.1%
530	Discover Financial Services	38,186
210	Navient Corp.	3,445

		41,631

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 0.1%
72	Voya Financial, Inc.	2,816

	Insurance — 3.8%
336	Allstate Corp. (The)	24,873
246	Assured Guaranty Ltd.	9,299
141	Everest Re Group Ltd.	30,577
335	Lincoln National Corp.	22,194
196	Prudential Financial, Inc.	20,375
68	RenaissanceRe Holdings Ltd., (Bermuda)	9,290
85	Travelers Cos., Inc. (The)	10,406
389	Validus Holdings Ltd.	21,388

		148,402

	Mortgage Real Estate Investment Trusts (REITs) — 0.5%
461	Chimera Investment Corp.	7,841
1,097	Two Harbors Investment Corp.	9,567

		17,408

	Total Financials	573,420

	Health Care — 13.8%
	Biotechnology — 3.6%
466	Amgen, Inc.	68,105
989	Gilead Sciences, Inc.	70,808

		138,913

	Health Care Equipment & Supplies — 2.2%
232	Align Technology, Inc. (a)	22,264
543	Baxter International, Inc.	24,090
113	Becton Dickinson and Co.	18,773
207	Hologic, Inc. (a)	8,285
97	IDEXX Laboratories, Inc. (a)	11,316

		84,728

	Health Care Providers & Services — 6.9%
384	Aetna, Inc.	47,558
25	Anthem, Inc.	3,565
1,023	Express Scripts Holding Co. (a)	70,345
56	HCA Holdings, Inc. (a)	4,123
181	Humana, Inc.	36,909
456	UnitedHealth Group, Inc.	73,042
237	WellCare Health Plans, Inc. (a)	32,501

		268,043

	Pharmaceuticals — 1.1%
355	Johnson & Johnson	40,876

	Total Health Care	532,560

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 8.9%
	Aerospace & Defense — 1.7%
304	Curtiss-Wright Corp.	29,931
59	Huntington Ingalls Industries, Inc.	10,867
104	Northrop Grumman Corp.	24,142

		64,940

	Airlines — 2.4%
310	Copa Holdings SA, (Panama), Class A	28,194
738	Delta Air Lines, Inc.	36,280
413	United Continental Holdings, Inc. (a)	30,070

		94,544

	Construction & Engineering — 1.0%
348	Jacobs Engineering Group, Inc. (a)	19,813
530	Quanta Services, Inc. (a)	18,457

		38,270

	Electrical Equipment — 0.5%
236	EnerSys	18,463

	Machinery — 2.3%
455	Illinois Tool Works, Inc.	55,682
230	Parker-Hannifin Corp.	32,200

		87,882

	Trading Companies & Distributors — 1.0%
207	United Rentals, Inc. (a)	21,866
272	WESCO International, Inc. (a)	18,083

		39,949

	Total Industrials	344,048

	Information Technology — 22.6%
	Electronic Equipment, Instruments & Components — 0.8%
1,240	Corning, Inc.	30,092

	Internet Software & Services — 2.2%
2,844	eBay, Inc. (a)	84,424

	IT Services — 2.9%
489	Computer Sciences Corp.	29,069
115	Mastercard, Inc., Class A	11,822
64	Science Applications International Corp.	5,421
829	Visa, Inc., Class A	64,694

		111,006

	Semiconductors & Semiconductor Equipment — 3.6%
2,399	Applied Materials, Inc.	77,419
318	Lam Research Corp.	33,664
415	QUALCOMM, Inc.	27,078

		138,161

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — 8.5%
959	Activision Blizzard, Inc.	34,644
2,314	Microsoft Corp.	143,817
371	Nuance Communications, Inc. (a)	5,531
1,341	Oracle Corp.	51,561
808	Symantec Corp.	19,309
312	Take-Two Interactive Software, Inc. (a)	15,369
749	VMware, Inc., Class A (a)	58,961

		329,192

	Technology Hardware, Storage & Peripherals — 4.6%
517	Apple, Inc.	59,821
1,509	Hewlett Packard Enterprise Co.	34,923
2,567	HP, Inc.	38,099
380	NCR Corp. (a)	15,392
846	NetApp, Inc.	29,849

		178,084

	Total Information Technology	870,959

	Materials — 2.4%
	Chemicals — 0.2%
134	Cabot Corp.	6,787

	Containers & Packaging — 0.1%
103	Berry Plastics Group, Inc. (a)	5,000

	Metals & Mining — 2.1%
718	Newmont Mining Corp.	24,452
415	Nucor Corp.	24,677
913	Steel Dynamics, Inc.	32,492

		81,621

	Total Materials	93,408

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
656	American Tower Corp.	69,368
309	Equity Commonwealth (a)	9,344
22	Public Storage	5,007
749	VEREIT, Inc.	6,332

	Total Real Estate	90,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 3.0%
859	AT&T, Inc.	36,542
133	CenturyLink, Inc.	3,151
1,414	Verizon Communications, Inc.	75,495

		115,188

	Wireless Telecommunication Services — 0.2%
879	Sprint Corp. (a)	7,399

	Total Telecommunication Services	122,587

	Utilities — 3.4%
	Electric Utilities — 1.3%
660	Edison International	47,499
29	NextEra Energy, Inc.	3,500

		50,999

	Gas Utilities — 0.8%
660	UGI Corp.	30,417

	Independent Power & Renewable Electricity Producers — 0.7%
2,361	AES Corp.	27,433

	Multi-Utilities — 0.6%
816	MDU Resources Group, Inc.	23,462

	Total Utilities	132,311

	Total Common Stocks (Cost $3,185,217)	3,809,979

Short-Term Investment — 1.5%
	Investment Company — 1.5%
56,120	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $56,120)	56,120

	Total Investments — 100.3% (Cost $3,241,337)	3,866,099
	Liabilities in Excess of Other Assets — (0.3)%	(9,669)

	NET ASSETS — 100.0%	$3,856,430

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
328	E-mini S&P 500	03/17/17	USD	$36,674	$(103)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 19.8%
	Auto Components — 0.5%
33	Lear Corp.	4,302

	Hotels, Restaurants & Leisure — 3.7%
294	International Game Technology plc	7,498
162	McDonald’s Corp.	19,706
177	Restaurant Brands International, Inc., (Canada)	8,435

		35,639

	Household Durables — 1.4%
235	DR Horton, Inc.	6,417
4	NVR, Inc. (a)	7,344

		13,761

	Internet & Direct Marketing Retail — 1.6%
21	Amazon.com, Inc. (a)	15,597

	Media — 4.3%
144	DISH Network Corp., Class A (a)	8,336
212	Live Nation Entertainment, Inc. (a)	5,638
75	Omnicom Group, Inc.	6,392
1,685	Sirius XM Holdings, Inc.	7,500
489	Twenty-First Century Fox, Inc., Class A	13,720

		41,586

	Multiline Retail — 0.2%
43	Kohl’s Corp.	2,128

	Specialty Retail — 7.2%
162	Best Buy Co., Inc.	6,896
95	Burlington Stores, Inc. (a)	8,077
66	Dick’s Sporting Goods, Inc.	3,483
232	Home Depot, Inc. (The)	31,080
310	Ross Stores, Inc.	20,303

		69,839

	Textiles, Apparel & Luxury Goods — 0.9%
58	Michael Kors Holdings Ltd. (a)	2,510
70	PVH Corp.	6,281

		8,791

	Total Consumer Discretionary	191,643

	Consumer Staples — 8.7%
	Beverages — 1.3%
18	Molson Coors Brewing Co., Class B	1,713
110	PepsiCo, Inc.	11,467

		13,180

	Food & Staples Retailing — 2.7%
255	Sysco Corp.	14,097
169	Wal-Mart Stores, Inc.	11,695

		25,792

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.9%
57	Ingredion, Inc.	7,123
306	Pilgrim’s Pride Corp.	5,803
88	Post Holdings, Inc. (a)	7,066
285	Tyson Foods, Inc., Class A	17,548

		37,540

	Household Products — 0.2%
36	Energizer Holdings, Inc.	1,624

	Personal Products — 0.4%
88	Nu Skin Enterprises, Inc., Class A	4,190

	Tobacco — 0.2%
29	Altria Group, Inc.	1,948

	Total Consumer Staples	84,274

	Energy — 0.8%
	Energy Equipment & Services — 0.6%
84	Baker Hughes, Inc.	5,477
225	Seadrill Ltd., (United Kingdom) (a)	766

		6,243

	Oil, Gas & Consumable Fuels — 0.2%
105	Marathon Oil Corp.	1,818

	Total Energy	8,061

	Financials — 1.8%
	Capital Markets — 1.3%
39	MarketAxess Holdings, Inc.	5,789
93	MSCI, Inc.	7,326

		13,115

	Insurance — 0.5%
34	Lincoln National Corp.	2,266
21	Prudential Financial, Inc.	2,196
		4,462

	Total Financials	17,577

	Health Care — 15.8%
	Biotechnology — 5.6%
61	AbbVie, Inc.	3,832
185	Amgen, Inc.	26,976
331	Gilead Sciences, Inc.	23,724

		54,532

	Health Care Equipment & Supplies — 3.1%
81	Align Technology, Inc. (a)	7,738
164	Baxter International, Inc.	7,254
190	Hologic, Inc. (a)	7,639
62	IDEXX Laboratories, Inc. (a)	7,271

		29,902

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 6.9%
126	Aetna, Inc.	15,563
12	Cigna Corp.	1,627
224	Express Scripts Holding Co. (a)	15,416
47	Humana, Inc.	9,610
98	UnitedHealth Group, Inc.	15,668
64	WellCare Health Plans, Inc. (a)	8,732

		66,616

	Health Care Technology — 0.2%
41	Veeva Systems, Inc., Class A (a)	1,665

	Total Health Care	152,715

	Industrials — 9.5%
	Aerospace & Defense — 2.1%
73	Curtiss-Wright Corp.	7,220
20	Huntington Ingalls Industries, Inc.	3,666
6	L-3 Communications Holdings, Inc.	958
35	Northrop Grumman Corp.	8,047

		19,891

	Airlines — 2.2%
67	Copa Holdings SA, (Panama), Class A	6,095
147	Delta Air Lines, Inc.	7,206
111	United Continental Holdings, Inc. (a)	8,060

		21,361

	Building Products — 0.7%
225	Masco Corp.	7,124

	Construction & Engineering — 1.7%
122	Jacobs Engineering Group, Inc. (a)	6,937
236	Quanta Services, Inc. (a)	8,221
6	Valmont Industries, Inc.	775

		15,933

	Electrical Equipment — 0.6%
70	EnerSys	5,490

	Machinery — 0.8%
53	Parker-Hannifin Corp.	7,392

	Professional Services — 0.7%
79	ManpowerGroup, Inc.	7,021

	Trading Companies & Distributors — 0.7%
68	United Rentals, Inc. (a)	7,127

	Total Industrials	91,339

	Information Technology — 32.4%
	Communications Equipment — 0.2%
15	F5 Networks, Inc. (a)	2,098

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 5.6%
11	Alphabet, Inc., Class A (a)	8,321
10	Alphabet, Inc., Class C (a)	7,564
769	eBay, Inc. (a)	22,835
39	Facebook, Inc., Class A (a)	4,429
103	GoDaddy, Inc., Class A (a)	3,596
88	VeriSign, Inc. (a)	6,709

		53,454

	IT Services — 3.8%
112	Computer Sciences Corp.	6,637
2	Mastercard, Inc., Class A	207
25	Science Applications International Corp.	2,122
360	Visa, Inc., Class A	28,056

		37,022

	Semiconductors & Semiconductor Equipment — 3.3%
658	Applied Materials, Inc.	21,237
75	Lam Research Corp.	7,908
19	QUALCOMM, Inc.	1,219
63	Teradyne, Inc.	1,598

		31,962

	Software — 13.1%
520	Activision Blizzard, Inc.	18,759
43	Aspen Technology, Inc. (a)	2,368
88	Citrix Systems, Inc. (a)	7,877
58	Electronic Arts, Inc. (a)	4,544
746	Microsoft Corp.	46,347
98	Nuance Communications, Inc. (a)	1,458
184	Oracle Corp.	7,083
33	Red Hat, Inc. (a)	2,307
23	Symantec Corp.	538
137	Synopsys, Inc. (a)	8,070
167	Take-Two Interactive Software, Inc. (a)	8,246
241	VMware, Inc., Class A (a)	18,974

		126,571

	Technology Hardware, Storage & Peripherals — 6.4%
308	Apple, Inc.	35,667
198	Hewlett Packard Enterprise Co.	4,579
543	HP, Inc.	8,051
145	NCR Corp. (a)	5,873
209	NetApp, Inc.	7,379

		61,549

	Total Information Technology	312,656

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 3.2%
	Chemicals — 0.3%
128	Chemours Co. (The)	2,832

	Containers & Packaging — 1.6%
166	Berry Plastics Group, Inc. (a)	8,094
146	Crown Holdings, Inc. (a)	7,691

		15,785

	Metals & Mining — 1.3%
124	Newmont Mining Corp.	4,208
222	Steel Dynamics, Inc.	7,888

		12,096

	Total Materials	30,713

	Real Estate — 2.6%
	Equity Real Estate Investment Trusts (REITs) — 2.6%
193	American Homes 4 Rent, Class A	4,043
121	American Tower Corp.	12,798
113	Equity Commonwealth (a)	3,411
11	Extra Space Storage, Inc.	811
16	Public Storage	3,620

	Total Real Estate	24,683

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
313	AT&T, Inc.	13,322
52	Verizon Communications, Inc.	2,781

	Total Telecommunication Services	16,103

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.5%
	Independent Power & Renewable Electricity Producers — 0.3%
246	AES Corp.	2,855

	Multi-Utilities — 0.2%
52	MDU Resources Group, Inc.	1,485

	Total Utilities	4,340

	Total Common Stocks (Cost $737,265)	934,104

Short-Term Investment — 2.7%
	Investment Company — 2.7%
26,136	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $26,136)	26,136

	Total Investments — 99.5% (Cost $763,401)	960,240
	Other Assets in Excess of Liabilities — 0.5%	5,280

	NET ASSETS — 100.0%	$965,520

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
237	E-mini S&P 500	03/17/17	USD	$26,499	$(111)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 10.7%
	Auto Components — 0.4%
47	Visteon Corp.	3,736

	Automobiles — 1.1%
114	Thor Industries, Inc.	11,366

	Diversified Consumer Services — 0.1%
2	Graham Holdings Co., Class B	1,126

	Hotels, Restaurants & Leisure — 1.8%
76	Brinker International, Inc.	3,739
24	Darden Restaurants, Inc.	1,753
278	International Game Technology plc	7,102
41	Vail Resorts, Inc.	6,630

		19,224

	Household Durables — 1.3%
493	DR Horton, Inc.	13,482

	Internet & Direct Marketing Retail — 1.1%
161	Groupon, Inc. (a)	534
571	Liberty Interactive Corp. QVC Group, Class A (a)	11,404

		11,938

	Leisure Products — 0.1%
18	Hasbro, Inc.	1,377

	Media — 0.4%
34	Discovery Communications, Inc., Class C (a)	900
129	Interpublic Group of Cos., Inc. (The)	3,013

		3,913

	Multiline Retail — 1.5%
307	Macy’s, Inc.	11,008
88	Nordstrom, Inc.	4,208

		15,216

	Specialty Retail — 1.5%
367	Best Buy Co., Inc.	15,656

	Textiles, Apparel & Luxury Goods — 1.4%
167	PVH Corp.	15,088

	Total Consumer Discretionary	112,122

	Consumer Staples — 6.9%
	Food & Staples Retailing — 1.7%
377	Rite Aid Corp. (a)	3,106
220	Sysco Corp.	12,176
81	US Foods Holding Corp. (a)	2,226

		17,508

	Food Products — 4.2%
139	Ingredion, Inc.	17,394

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
460	Pilgrim’s Pride Corp.	8,743
303	Tyson Foods, Inc., Class A	18,658

		44,795

	Personal Products — 1.0%
70	Herbalife Ltd. (a)	3,384
146	Nu Skin Enterprises, Inc., Class A	6,962

		10,346

	Total Consumer Staples	72,649

	Energy — 6.9%
	Energy Equipment & Services — 1.5%
105	Baker Hughes, Inc.	6,834
279	Ensco plc, Class A	2,709
288	Nabors Industries Ltd.	4,728
67	Rowan Cos. plc, Class A (a)	1,264

		15,535

	Oil, Gas & Consumable Fuels — 5.4%
62	Cimarex Energy Co.	8,392
106	Devon Energy Corp.	4,855
29	Gulfport Energy Corp. (a)	628
537	Marathon Oil Corp.	9,295
50	Marathon Petroleum Corp.	2,517
55	Murphy Oil Corp.	1,706
8	Noble Energy, Inc.	308
27	ONEOK, Inc.	1,550
66	PBF Energy, Inc., Class A	1,843
373	QEP Resources, Inc. (a)	6,863
24	Rice Energy, Inc. (a)	502
59	Tesoro Corp.	5,195
34	Valero Energy Corp.	2,330
189	World Fuel Services Corp.	8,677
193	WPX Energy, Inc. (a)	2,815

		57,476

	Total Energy	73,011

	Financials — 11.3%
	Banks — 3.6%
41	Citizens Financial Group, Inc.	1,447
62	East West Bancorp, Inc.	3,141
27	Fifth Third Bancorp	736
106	KeyCorp	1,944
378	Popular, Inc., (Puerto Rico)	16,568
335	Regions Financial Corp.	4,812
13	Signature Bank (a)	1,938
24	SVB Financial Group (a)	4,086

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
67	Zions Bancorp	2,862

		37,534

	Capital Markets — 1.1%
4	Donnelley Financial Solutions, Inc. (a)	86
54	Intercontinental Exchange, Inc.	3,041
19	Lazard Ltd., Class A	797
78	MSCI, Inc.	6,169
16	Nasdaq, Inc.	1,040
10	Raymond James Financial, Inc.	720

		11,853

	Consumer Finance — 2.1%
139	Discover Financial Services	10,013
342	Synchrony Financial	12,394

		22,407

	Insurance — 4.5%
70	Allied World Assurance Co. Holdings AG	3,765
72	American Financial Group, Inc.	6,309
5	American National Insurance Co.	648
22	Aon plc	2,465
17	Arch Capital Group Ltd. (a)	1,445
34	Aspen Insurance Holdings Ltd., (Bermuda)	1,887
34	Assurant, Inc.	3,190
51	Assured Guaranty Ltd.	1,934
21	Endurance Specialty Holdings Ltd.	1,913
8	Everest Re Group Ltd.	1,710
16	First American Financial Corp.	593
14	FNF Group	480
74	Hanover Insurance Group, Inc. (The)	6,762
47	Hartford Financial Services Group, Inc. (The)	2,225
32	Lincoln National Corp.	2,107
42	Principal Financial Group, Inc.	2,453
22	Torchmark Corp.	1,588
98	Unum Group	4,305
21	Validus Holdings Ltd.	1,177

		46,956

	Mortgage Real Estate Investment Trusts (REITs) — 0.0% (g)
24	Annaly Capital Management, Inc.	238
12	Chimera Investment Corp.	196

		434

	Total Financials	119,184

	Health Care — 9.4%
	Biotechnology — 1.4%
27	ACADIA Pharmaceuticals, Inc. (a)	785
41	Alkermes plc (a)	2,257

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
46	Alnylam Pharmaceuticals, Inc. (a)	1,737
33	BioMarin Pharmaceutical, Inc. (a)	2,750
41	Incyte Corp. (a)	4,071
10	Intercept Pharmaceuticals, Inc. (a)	1,108
18	Neurocrine Biosciences, Inc. (a)	677
18	Seattle Genetics, Inc. (a)	924

		14,309

	Health Care Equipment & Supplies — 3.7%
190	Hill-Rom Holdings, Inc.	10,644
367	Hologic, Inc. (a)	14,732
132	Zimmer Biomet Holdings, Inc.	13,612

		38,988

	Health Care Providers & Services — 3.4%
190	AmerisourceBergen Corp.	14,848
84	Centene Corp. (a)	4,733
4	Humana, Inc.	714
287	Premier, Inc., Class A (a)	8,726
272	Tenet Healthcare Corp. (a)	4,032
22	WellCare Health Plans, Inc. (a)	2,961

		36,014

	Pharmaceuticals — 0.9%
170	Endo International plc (a)	2,803
63	Mallinckrodt plc (a)	3,154
41	Perrigo Co. plc	3,387

		9,344

	Total Health Care	98,655

	Industrials — 14.2%
	Aerospace & Defense — 3.5%
65	HEICO Corp., Class A	4,393
110	Huntington Ingalls Industries, Inc.	20,282
42	L-3 Communications Holdings, Inc.	6,328
3	Northrop Grumman Corp.	790
77	Spirit AeroSystems Holdings, Inc., Class A	4,499

		36,292

	Airlines — 2.3%
263	JetBlue Airways Corp. (a)	5,903
245	United Continental Holdings, Inc. (a)	17,827

		23,730

	Commercial Services & Supplies — 1.3%
307	KAR Auction Services, Inc.	13,084
4	LSC Communications, Inc.	111

		13,195

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Construction & Engineering — 2.1%
33	Fluor Corp.	1,717
84	Jacobs Engineering Group, Inc. (a)	4,777
966	KBR, Inc.	16,118

		22,612

	Electrical Equipment — 0.5%
79	Regal Beloit Corp.	5,478

	Machinery — 2.0%
150	Crane Co.	10,832
69	Parker-Hannifin Corp.	9,709

		20,541

	Professional Services — 1.5%
121	ManpowerGroup, Inc.	10,709
173	TransUnion (a)	5,348

		16,057

	Road & Rail — 0.1%
19	Landstar System, Inc.	1,578

	Trading Companies & Distributors — 0.9%
142	WESCO International, Inc. (a)	9,470

	Total Industrials	148,953

	Information Technology — 16.8%
	Communications Equipment — 1.2%
307	ARRIS International plc (a)	9,238
22	F5 Networks, Inc. (a)	3,198

		12,436

	Electronic Equipment, Instruments & Components — 0.5%
9	Arrow Electronics, Inc. (a)	606
76	Avnet, Inc.	3,628
148	Fitbit, Inc., Class A (a)	1,084

		5,318

	Internet Software & Services — 1.6%
187	InterActiveCorp (a)	12,109
130	Yelp, Inc. (a)	4,946

		17,055

	IT Services — 4.5%
218	CoreLogic, Inc. (a)	8,025
43	Teradata Corp. (a)	1,158
83	Total System Services, Inc.	4,060
255	Vantiv, Inc., Class A (a)	15,203
2,177	Xerox Corp.	19,005

		47,451

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 3.7%
310	Applied Materials, Inc.	10,013
25	Lam Research Corp.	2,654
1,434	Marvell Technology Group Ltd., (Bermuda)	19,891
91	Micron Technology, Inc. (a)	1,988
84	ON Semiconductor Corp. (a)	1,075
45	Skyworks Solutions, Inc.	3,337

		38,958

	Software — 1.7%
73	Activision Blizzard, Inc.	2,647
78	CA, Inc.	2,472
94	Citrix Systems, Inc. (a)	8,377
244	Nuance Communications, Inc. (a)	3,632

		17,128

	Technology Hardware, Storage & Peripherals — 3.6%
526	NCR Corp. (a)	21,331
241	Western Digital Corp.	16,403

		37,734

	Total Information Technology	176,080

	Materials — 5.5%
	Chemicals — 1.5%
313	Cabot Corp.	15,794
13	Huntsman Corp.	244

		16,038

	Containers & Packaging — 2.5%
53	Avery Dennison Corp.	3,743
237	Berry Plastics Group, Inc. (a)	11,559
82	Crown Holdings, Inc. (a)	4,290
93	International Paper Co.	4,918
31	Sealed Air Corp.	1,410

		25,920

	Metals & Mining — 1.5%
45	Newmont Mining Corp.	1,533
33	Reliance Steel & Aluminum Co.	2,625
321	Steel Dynamics, Inc.	11,414

		15,572

	Total Materials	57,530

	Real Estate — 10.1%
	Equity Real Estate Investment Trusts (REITs) — 10.1%
63	American Campus Communities, Inc.	3,150
295	American Homes 4 Rent, Class A	6,189
57	Apartment Investment & Management Co., Class A	2,595
558	Apple Hospitality REIT, Inc.	11,149

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
9	Boston Properties, Inc.	1,094
128	Brixmor Property Group, Inc.	3,121
199	Columbia Property Trust, Inc.	4,307
174	Corporate Office Properties Trust	5,432
20	Crown Castle International Corp.	1,692
11	CyrusOne, Inc.	474
12	Digital Realty Trust, Inc.	1,150
32	Douglas Emmett, Inc.	1,166
62	Equinix, Inc.	22,053
298	Equity Commonwealth (a)	9,025
48	Equity LifeStyle Properties, Inc.	3,425
45	Liberty Property Trust	1,774
55	Mid-America Apartment Communities, Inc.	5,382
24	Regency Centers Corp.	1,669
146	Retail Properties of America, Inc., Class A	2,244
4	SL Green Realty Corp.	376
441	Spirit Realty Capital, Inc.	4,788
27	Taubman Centers, Inc.	2,004
3	Ventas, Inc.	186
44	Vornado Realty Trust	4,551
14	Welltower, Inc.	957
199	Weyerhaeuser Co.	5,985

	Total Real Estate	105,938

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.5%
203	CenturyLink, Inc.	4,832

	Wireless Telecommunication Services — 0.1%
170	Sprint Corp. (a)	1,428

	Total Telecommunication Services	6,260

	Utilities — 6.1%
	Electric Utilities — 2.2%
75	Alliant Energy Corp.	2,827
112	Edison International	8,085
76	Entergy Corp.	5,576
143	FirstEnergy Corp.	4,419
65	Great Plains Energy, Inc.	1,767
8	Pinnacle West Capital Corp.	593

		23,267

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.0%
230	UGI Corp.	10,591

	Multi-Utilities — 2.9%
46	Ameren Corp.	2,408
120	CenterPoint Energy, Inc.	2,954
112	CMS Energy Corp.	4,674
34	Consolidated Edison, Inc.	2,527
60	DTE Energy Co.	5,901
70	MDU Resources Group, Inc.	2,023
90	Public Service Enterprise Group, Inc.	3,954
55	Sempra Energy	5,555

		29,996

	Total Utilities	63,854

	Total Common Stocks (Cost $863,360)	1,034,236

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc., expiring 01/30/17 (a)	6
121	Safeway, Inc., expiring 01/30/18 (a)	8

	Total Rights (Cost $—)	14

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
19,841	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $19,841)	19,841

	Total Investments — 100.4% (Cost $883,201)	1,054,091
	Liabilities in Excess of Other Assets — (0.4)%	(4,292)

	NET ASSETS — 100.0%	$1,049,799

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
81	E-mini S&P MidCap 400	03/17/17	USD	$13,439	$(240)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 5.2%
	Automobiles — 1.3%
472	General Motors Co.	16,445

	Hotels, Restaurants & Leisure — 0.9%
346	International Game Technology plc	8,825
21	McDonald’s Corp.	2,532

		11,357

	Media — 1.1%
57	CBS Corp. (Non-Voting), Class B	3,594
2,252	Sirius XM Holdings, Inc.	10,020

		13,614

	Multiline Retail — 0.4%
102	Kohl’s Corp.	5,037

	Specialty Retail — 0.8%
143	Best Buy Co., Inc.	6,080
65	Dick’s Sporting Goods, Inc.	3,425

		9,505

	Textiles, Apparel & Luxury Goods — 0.7%
30	Michael Kors Holdings Ltd. (a)	1,289
82	PVH Corp.	7,427

		8,716

	Total Consumer Discretionary	64,674

	Consumer Staples — 7.6%
	Food & Staples Retailing — 1.8%
70	CVS Health Corp.	5,555
98	Sysco Corp.	5,449
171	Wal-Mart Stores, Inc.	11,840

		22,844

	Food Products — 4.0%
544	Archer-Daniels-Midland Co.	24,824
335	Pilgrim’s Pride Corp.	6,358
308	Tyson Foods, Inc., Class A	18,985

		50,167

	Household Products — 0.8%
217	Energizer Holdings, Inc.	9,685

	Personal Products — 1.0%
80	Herbalife Ltd. (a)	3,837
182	Nu Skin Enterprises, Inc., Class A	8,686

		12,523

	Total Consumer Staples	95,219

	Energy — 12.8%
	Energy Equipment & Services — 4.9%
364	Baker Hughes, Inc.	23,675
40	Dril-Quip, Inc. (a)	2,420

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
305	Ensco plc, Class A	2,964
283	FMC Technologies, Inc. (a)	10,066
352	Rowan Cos. plc, Class A (a)	6,647
127	Schlumberger Ltd.	10,623
359	Seadrill Ltd., (United Kingdom) (a)	1,225
179	Superior Energy Services, Inc. (a)	3,013

		60,633

	Oil, Gas & Consumable Fuels — 7.9%
40	Apache Corp.	2,539
69	Chevron Corp.	8,128
52	ConocoPhillips	2,622
541	Denbury Resources, Inc. (a)	1,992
75	Exxon Mobil Corp.	6,743
36	Hess Corp.	2,230
970	Marathon Oil Corp.	16,794
192	Marathon Petroleum Corp.	9,642
218	Occidental Petroleum Corp.	15,542
80	Tesoro Corp.	7,022
383	Valero Energy Corp.	26,146

		99,400

	Total Energy	160,033

	Financials — 28.1%
	Banks — 12.8%
2,254	Bank of America Corp.	49,805
737	Citigroup, Inc.	43,799
37	Comerica, Inc.	2,513
243	PNC Financial Services Group, Inc. (The)	28,395
160	Popular, Inc., (Puerto Rico)	7,016
401	Regions Financial Corp.	5,764
133	Synovus Financial Corp.	5,476
312	Wells Fargo & Co.	17,219

		159,987

	Capital Markets — 4.2%
76	Ameriprise Financial, Inc.	8,421
63	Goldman Sachs Group, Inc. (The)	15,145
475	Morgan Stanley	20,073
112	MSCI, Inc.	8,831

		52,470

	Consumer Finance — 1.4%
14	Capital One Financial Corp.	1,230
158	Discover Financial Services	11,361
272	Navient Corp.	4,464

		17,055

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 0.6%
178	Voya Financial, Inc.	6,981

	Insurance — 7.6%
181	Allstate Corp. (The)	13,394
253	American International Group, Inc.	16,497
303	Assured Guaranty Ltd.	11,441
142	Axis Capital Holdings Ltd.	9,262
49	Everest Re Group Ltd.	10,690
157	Lincoln National Corp.	10,404
74	Prudential Financial, Inc.	7,711
26	RenaissanceRe Holdings Ltd., (Bermuda)	3,501
101	Torchmark Corp.	7,472
26	Travelers Cos., Inc. (The)	3,134
42	Validus Holdings Ltd.	2,310

		95,816

	Mortgage Real Estate Investment Trusts (REITs) — 1.5%
116	AGNC Investment Corp.	2,094
494	Chimera Investment Corp.	8,415
995	Two Harbors Investment Corp.	8,674

		19,183

	Total Financials	351,492

	Health Care — 10.2%
	Biotechnology — 2.3%
64	Amgen, Inc.	9,328
264	Gilead Sciences, Inc.	18,898

		28,226

	Health Care Equipment & Supplies — 0.4%
125	Hologic, Inc. (a)	5,007

	Health Care Providers & Services — 5.1%
92	Aetna, Inc.	11,347
24	Anthem, Inc.	3,465
239	Express Scripts Holding Co. (a)	16,441
16	HCA Holdings, Inc. (a)	1,177
48	Humana, Inc.	9,834
71	UnitedHealth Group, Inc.	11,283
77	WellCare Health Plans, Inc. (a)	10,500

		64,047

	Pharmaceuticals — 2.4%
122	Mallinckrodt plc (a)	6,063
756	Pfizer, Inc.	24,549

		30,612

	Total Health Care	127,892

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 8.8%
	Aerospace & Defense — 1.3%
102	Curtiss-Wright Corp.	10,033
21	L-3 Communications Holdings, Inc.	3,164
14	Northrop Grumman Corp.	3,209

		16,406

	Airlines — 2.6%
12	Copa Holdings SA, (Panama), Class A	1,117
412	Delta Air Lines, Inc.	20,261
148	United Continental Holdings, Inc. (a)	10,772

		32,150

	Commercial Services & Supplies — 0.0% (g)
47	Pitney Bowes, Inc.	716

	Construction & Engineering — 1.1%
161	Jacobs Engineering Group, Inc. (a)	9,165
78	Quanta Services, Inc. (a)	2,729
18	Valmont Industries, Inc.	2,494

		14,388

	Electrical Equipment — 0.7%
107	EnerSys	8,357

	Machinery — 2.2%
132	Illinois Tool Works, Inc.	16,177
78	Parker-Hannifin Corp.	10,892

		27,069

	Trading Companies & Distributors — 0.9%
77	United Rentals, Inc. (a)	8,109
55	WESCO International, Inc. (a)	3,657

		11,766

	Total Industrials	110,852

	Information Technology — 10.6%
	Electronic Equipment, Instruments & Components — 0.8%
391	Corning, Inc.	9,492

	Internet Software & Services — 2.0%
847	eBay, Inc. (a)	25,159

	IT Services — 0.5%
25	Mastercard, Inc., Class A	2,550
33	Science Applications International Corp.	2,790
57	Western Union Co. (The)	1,243

		6,583

	Semiconductors & Semiconductor Equipment — 3.2%
64	Applied Materials, Inc.	2,068
485	QUALCOMM, Inc.	31,642

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
277	Teradyne, Inc.	7,041

		40,751

	Software — 1.1%
169	Microsoft Corp.	10,526
112	Nuance Communications, Inc. (a)	1,672
31	Take-Two Interactive Software, Inc. (a)	1,533

		13,731

	Technology Hardware, Storage & Peripherals — 3.0%
1,838	HP, Inc.	27,270
251	NCR Corp. (a)	10,172

		37,442

	Total Information Technology	133,158

	Materials — 2.4%
	Chemicals — 1.5%
46	Cabot Corp.	2,305
501	Huntsman Corp.	9,565
80	LyondellBasell Industries NV, Class A	6,871

		18,741

	Metals & Mining — 0.9%
56	Newmont Mining Corp.	1,915
276	Steel Dynamics, Inc.	9,823

		11,738

	Total Materials	30,479

	Real Estate — 2.8%
	Equity Real Estate Investment Trusts (REITs) — 2.8%
530	Brandywine Realty Trust	8,749
87	DuPont Fabros Technology, Inc.	3,835
311	Equity Commonwealth (a)	9,398
134	Hospitality Properties Trust	4,250
443	Piedmont Office Realty Trust, Inc., Class A	9,255

	Total Real Estate	35,487

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.9%
313	AT&T, Inc.	13,325
73	CenturyLink, Inc.	1,744

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
406	Verizon Communications, Inc.	21,656

	Total Telecommunication Services	36,725

	Utilities — 6.0%
	Electric Utilities — 2.1%
129	Edison International	9,251
102	NextEra Energy, Inc.	12,149
116	Portland General Electric Co.	5,005

		26,405

	Gas Utilities — 0.8%
202	UGI Corp.	9,329

	Independent Power & Renewable Electricity Producers — 0.9%
772	AES Corp.	8,974
208	NRG Energy, Inc.	2,545

		11,519

	Multi-Utilities — 2.2%
321	CenterPoint Energy, Inc.	7,907
362	MDU Resources Group, Inc.	10,409
126	SCANA Corp.	9,211

		27,527

	Total Utilities	74,780

	Total Common Stocks (Cost $972,663)	1,220,791

Short-Term Investment — 1.8%
	Investment Company — 1.8%
22,455	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $22,455)	22,455

	Total Investments — 99.2% (Cost $995,118)	1,243,246
	Other Assets in Excess of Liabilities — 0.8%	9,957

	NET ASSETS — 100.0%	$1,253,203

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
274	E-mini S&P 500	03/17/17	USD	$30,636	$(135)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	27

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$17,331		$3,809,979	$934,104
Investments in affiliates, at value	393		56,120	26,136

Total investment securities, at value	17,724		3,866,099	960,240
Cash	—		9	—
Deposits at broker for futures contracts	—		1,759	1,082
Receivables:
Investment securities sold	—		37,199	5,673
Fund shares sold	—	(a)	476	7,958
Dividends from non-affiliates	17		4,307	595
Dividends from affiliates	—	(a)	18	6
Due from Adviser	25		—	—

Total Assets	17,766		3,909,867	975,554

LIABILITIES:
Payables:
Investment securities purchased	—		47,987	8,998
Fund shares redeemed	37		3,532	400
Variation margin on futures contracts	—		146	91
Accrued liabilities:
Investment advisory fees	—		1,315	311
Administration fees	—		269	7
Distribution fees	5		21	49
Shareholder servicing fees	—		56	41
Custodian and accounting fees	3		15	10
Trustees’ and Chief Compliance Officer’s fees	—		13	1
Audit fees	10		15	11
Registration fees	5		12	20
Sub-transfer agency fees	3		17	22
Other	1		39	73

Total Liabilities	64		53,437	10,034

Net Assets	$17,702		$3,856,430	$965,520

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$14,266	$3,132,775	$875,690
Accumulated undistributed (distributions in excess of) net investment income	(4)	(32)	312
Accumulated net realized gains (losses)	24	99,028	(107,210)
Net unrealized appreciation (depreciation)	3,416	624,659	196,728

Total Net Assets	$17,702	$3,856,430	$965,520

Net Assets:
Class A	$8,300	$54,523	$91,844
Class C	5,380	11,349	44,089
Class R2	—	3,645	4,850
Class R5	—	3,871	169,240
Class R6	—	3,569,996	496,081
Select Class	4,022	213,046	159,416

Total	$17,702	$3,856,430	$965,520

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	231	1,499	2,154
Class C	153	315	1,050
Class R2	—	103	116
Class R5	—	104	3,965
Class R6	—	97,701	11,628
Select Class	111	5,745	3,687

Net Asset Value (a):
Class A — Redemption price per share	$35.93	$36.38	$42.64
Class C — Offering price per share (b)	35.25	36.03	41.97
Class R2 —Offering and redemption price per share	—	35.60	41.87
Class R5 — Offering and redemption price per share	—	37.09	42.69
Class R6 — Offering and redemption price per share	—	36.54	42.66
Select Class — Offering and redemption price per share	36.10	37.08	43.23
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.92	$38.40	$45.00

Cost of investments in non-affiliates	$13,915	$3,185,217	$737,265
Cost of investments in affiliates	393	56,120	26,136

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,034,250		$1,220,791
Investments in affiliates, at value	19,841		22,455

Total investment securities, at value	1,054,091		1,243,246
Cash	—	(a)	1
Deposits at broker for futures contracts	953		1,320
Receivables:
Investment securities sold	929		12,896
Fund shares sold	1,552		1,747
Dividends from non-affiliates	1,554		1,800
Dividends from affiliates	8		7

Total Assets	1,059,087		1,261,017

LIABILITIES:
Payables:
Investment securities purchased	5,813		5,037
Fund shares redeemed	2,378		1,481
Variation margin on futures contracts	72		122
Accrued liabilities:
Investment advisory fees	517		353
Administration fees	32		49
Distribution fees	132		61
Shareholder servicing fees	77		18
Custodian and accounting fees	9		9
Trustees’ and Chief Compliance Officer’s fees	3		1
Audit fees	11		12
Registration fees	—		23
Sub-transfer agency fees	176		471
Other	68		177

Total Liabilities	9,288		7,814

Net Assets	$1,049,799		$1,253,203

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$883,842	$982,754
Accumulated undistributed (distributions in excess of) net investment income	49	(204)
Accumulated net realized gains (losses)	(4,742)	22,660
Net unrealized appreciation (depreciation)	170,650	247,993

Total Net Assets	$1,049,799	$1,253,203

Net Assets:
Class A	$338,522	$121,600
Class C	91,362	40,639
Class R2	—	19,958
Class R3	21	—
Class R4	21	—
Class R5	—	93,144
Class R6	332,601	105,701
Select Class	287,272	872,161

Total	$1,049,799	$1,253,203

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,216	3,526
Class C	5,105	1,192
Class R2	—	582
Class R3	1	—
Class R4	1	—
Class R5	—	2,683
Class R6	15,191	3,045
Select Class	13,120	25,185

Net Asset Value (a):
Class A — Redemption price per share	$20.88	$34.48
Class C — Offering price per share (b)	17.90	34.10
Class R2 — Offering and redemption price per share	—	34.28
Class R3 — Offering and redemption price per share	20.85	—
Class R4 — Offering and redemption price per share	21.88	—
Class R5 — Offering and redemption price per share	—	34.71
Class R6 — Offering and redemption price per share	21.89	34.72
Select Class — Offering and redemption price per share	21.90	34.63
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.04	$36.39

Cost of investments in non-affiliates	$863,360	$972,663
Cost of investments in affiliates	19,841	22,455

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Intrepid Advantage Fund	Intrepid America Fund		Intrepid Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	(a)	$— (a)
Dividend income from non-affiliates	178	35,098		7,372
Dividend income from affiliates	— (a)	135		26

Total investment income	178	35,233		7,398

EXPENSES:
Investment advisory fees	56	7,605		2,468
Administration fees	8	1,557		404
Distribution fees:
Class A	11	71		113
Class C	22	45		179
Class R2	—	10		12
Shareholder servicing fees:
Class A	11	71		113
Class C	7	15		60
Class R2	—	5		6
Class R5	—	1		48
Select Class	5	292		196
Custodian and accounting fees	13	54		25
Professional fees	41	40		25
Trustees’ and Chief Compliance Officer’s fees	12	19		15
Printing and mailing costs	4	17		15
Registration and filing fees	18	29		42
Transfer agency fees (See Note 2.D.)	3	20		16
Sub-transfer agency fees (See Note 2.D.)	6	54		173
Other	4	48		15

Total expenses	221	9,953		3,925

Less fees waived	(81)	(102)		(1,064)
Less expense reimbursements	(26)	—	(a)	(25)

Net expenses	114	9,851		2,836

Net investment income (loss)	64	25,382		4,562

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,905	153,135		41,052
Futures	—	6,180		1,966

Net realized gain (loss)	1,905	159,315		43,018

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(359)	128,946		15,372
Futures	—	(1,256)		(659)

Change in net unrealized appreciation/depreciation	(359)	127,690		14,713

Net realized/unrealized gains (losses)	1,546	287,005		57,731

Change in net assets resulting from operations	$1,610	$312,387		$62,293

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Mid Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	(a)	$1
Dividend income from non-affiliates	8,300		16,330
Dividend income from affiliates	37		43

Total investment income	8,337		16,374

EXPENSES:
Investment advisory fees	3,337		2,829
Administration fees	420		579
Distribution fees:
Class A	417		199
Class C	348		156
Class R2	—		46
Class R3 (b)	—	(a)	—
Shareholder servicing fees:
Class A	417		199
Class C	116		52
Class R2	—		23
Class R3 (b)	—	(a)	—
Class R4 (b)	—	(a)	—
Class R5	—		22
Select Class	349		1,263
Custodian and accounting fees	23		32
Professional fees	32		29
Trustees’ and Chief Compliance Officer’s fees	16		15
Printing and mailing costs	47		84
Registration and filing fees	36		35
Transfer agency fees (See Note 2.D.)	38		98
Sub-transfer agency fees (See Note 2.D.)	417		1,102
Other	15		17

Total expenses	6,028		6,780

Less fees waived	(1,000)		(1,854)
Less expense reimbursements	—	(a)	(58)

Net expenses	5,028		4,868

Net investment income (loss)	3,309		11,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,685		73,607
Futures	3,686		2,469

Net realized gain (loss)	21,371		76,076

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	50,358		65,197
Futures	(458)		(972)

Change in net unrealized appreciation/depreciation	49,900		64,225

Net realized/unrealized gains (losses)	71,271		140,301

Change in net assets resulting from operations	$74,580		$151,807

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$64	$359	$25,382	$53,527
Net realized gain (loss)	1,905	176	159,315	91,191
Change in net unrealized appreciation/depreciation	(359)	(801)	127,690	(204,081)

Change in net assets resulting from operations	1,610	(266)	312,387	(59,363)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(79)	(166)	(398)	(997)
From net realized gains	—	—	(1,471)	(7,771)
Class C
From net investment income	(21)	(82)	(34)	(59)
From net realized gains	—	—	(311)	(875)
Class R2
From net investment income	—	—	(20)	(39)
From net realized gains	—	—	(104)	(263)
Class R5
From net investment income	—	—	(49)	—
From net realized gains	—	—	(100)	(200)
Class R6 (a)
From net investment income	—	—	(49,652)	(47,617)
From net realized gains	—	—	(94,209)	(196,504)
Select Class
From net investment income	(47)	(80)	(2,317)	(411)
From net realized gains	—	—	(5,697)	(16,260)

Total distributions to shareholders	(147)	(328)	(154,362)	(270,996)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,800)	(3,007)	31,853	287,274

NET ASSETS:
Change in net assets	(1,337)	(3,601)	189,878	(43,085)
Beginning of period	19,039	22,640	3,666,552	3,709,637

End of period	$17,702	$19,039	$3,856,430	$3,666,552

Accumulated undistributed (distributions in excess of) net investment income	$(4)	$79	$(32)	$27,056

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,562	$10,143	$3,309	$8,266
Net realized gain (loss)	43,018	16,899	21,371	(18,817)
Change in net unrealized appreciation/depreciation	14,713	(34,556)	49,900	(2,106)

Change in net assets resulting from operations	62,293	(7,514)	74,580	(12,657)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(532)	(645)	(1,163)	(2,230)
From net realized gains	—	—	(64)	(27,036)
Class C
From net investment income	(40)	(111)	(111)	(410)
From net realized gains	—	—	(20)	(7,872)
Class R2
From net investment income	(27)	(19)	—	—
Class R3 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	— (b)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	— (b)	—
Class R5
From net investment income	(1,807)	(2,127)	—	—
Class R6 (c)
From net investment income	(5,624)	(6,464)	(1,834)	(2,290)
From net realized gains	—	—	(59)	(17,654)
Select Class
From net investment income	(1,415)	(70)	(1,250)	(2,298)
From net realized gains	—	—	(51)	(19,338)

Total distributions to shareholders	(9,445)	(9,436)	(4,552)	(79,128)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(75,551)	(49,656)	15,176	80,831

NET ASSETS:
Change in net assets	(22,703)	(66,606)	85,204	(10,954)
Beginning of period	988,223	1,054,829	964,595	975,549

End of period	$965,520	$988,223	$1,049,799	$964,595

Accumulated undistributed (distributions in excess of) net investment income	$312	$5,195	$49	$1,098

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,506	$30,165
Net realized gain (loss)	76,076	3,533
Change in net unrealized appreciation/depreciation	64,225	(156,331)

Change in net assets resulting from operations	151,807	(122,633)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,288)	(3,919)
From net realized gains	(976)	(12,129)
Class C
From net investment income	(318)	(481)
From net realized gains	(328)	(2,317)
Class R2
From net investment income	(170)	(209)
From net realized gains	(158)	(725)
Class R5
From net investment income	(1,061)	(1,649)
From net realized gains	(727)	(4,135)
Class R6
From net investment income	(1,161)	(1,457)
From net realized gains	(845)	(3,575)
Select Class
From net investment income	(9,201)	(20,675)
From net realized gains	(6,865)	(58,980)

Total distributions to shareholders	(23,098)	(110,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(572,741)	142,336

NET ASSETS:
Change in net assets	(444,032)	(90,548)
Beginning of period	1,697,235	1,787,783

End of period	$1,253,203	$1,697,235

Accumulated undistributed (distributions in excess of) net investment income	$(204)	$1,489

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$213	$1,458	$3,205	$43,942
Distributions reinvested	79	166	1,826	8,675
Cost of shares redeemed	(1,421)	(3,513)	(10,484)	(162,708)

Change in net assets resulting from Class A capital transactions	$(1,129)	$(1,889)	$(5,453)	$(110,091)

Class C
Proceeds from shares issued	$116	$513	$184	$1,939
Distributions reinvested	21	77	319	840
Cost of shares redeemed	(1,376)	(1,144)	(2,323)	(3,804)

Change in net assets resulting from Class C capital transactions	$(1,239)	$(554)	$(1,820)	$(1,025)

Class R2
Proceeds from shares issued	$—	$—	$452	$3,181
Distributions reinvested	—	—	61	206
Cost of shares redeemed	—	—	(1,639)	(1,407)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(1,126)	$1,980

Class R5
Proceeds from shares issued	$—	$—	$394	$147,210
Distributions reinvested	—	—	80	98
Cost of shares redeemed	—	—	(687)	(2,206,178)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(213)	$(2,058,870)

Class R6 (a)
Proceeds from shares issued	$—	$—	$69,207	$3,744,275
Distributions reinvested	—	—	143,577	244,121
Cost of shares redeemed	—	—	(127,740)	(283,437)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$85,044	$3,704,959

Select Class
Proceeds from shares issued	$279	$391	$15,987	$122,319
Distributions reinvested	32	50	1,830	3,411
Cost of shares redeemed	(743)	(1,005)	(62,396)	(1,375,409)

Change in net assets resulting from Select Class capital transactions	$(432)	$(564)	$(44,579)	$(1,249,679)

Total change in net assets resulting from capital transactions	$(2,800)	$(3,007)	$31,853	$287,274

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	6	45	89	1,229
Reinvested	2	5	49	249
Redeemed	(41)	(107)	(288)	(4,667)

Change in Class A Shares	(33)	(57)	(150)	(3,189)

Class C
Issued	3	16	4	56
Reinvested	1	2	9	24
Redeemed	(40)	(36)	(65)	(110)

Change in Class C Shares	(36)	(18)	(52)	(30)

Class R2
Issued	—	—	13	91
Reinvested	—	—	2	6
Redeemed	—	—	(47)	(40)

Change in Class R2 Shares	—	—	(32)	57

Class R5
Issued	—	—	11	3,900
Reinvested	—	—	2	3
Redeemed	—	—	(19)	(56,255)

Change in Class R5 Shares	—	—	(6)	(52,352)

Class R6 (a)
Issued	—	—	1,919	96,721
Reinvested	—	—	3,844	6,953
Redeemed	—	—	(3,444)	(8,292)

Change in Class R6 Shares	—	—	2,319	95,382

Select Class
Issued	8	11	434	3,461
Reinvested	1	2	48	97
Redeemed	(22)	(30)	(1,689)	(35,374)

Change in Select Class Shares	(13)	(17)	(1,207)	(31,816)

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,188	$29,744	$49,866	$115,229
Distributions reinvested	357	464	1,110	26,642
Cost of shares redeemed	(21,323)	(44,544)	(46,839)	(168,582)

Change in net assets resulting from Class A capital transactions	$(3,778)	$(14,336)	$4,137	$(26,711)

Class C
Proceeds from shares issued	$1,947	$10,146	$8,122	$27,150
Distributions reinvested	29	81	103	7,265
Cost of shares redeemed	(9,360)	(9,970)	(12,150)	(22,253)

Change in net assets resulting from Class C capital transactions	$(7,384)	$257	$(3,925)	$12,162

Class R2
Proceeds from shares issued	$1,152	$3,918	$—	$—
Distributions reinvested	6	7	—	—
Cost of shares redeemed	(762)	(949)	—	—

Change in net assets resulting from Class R2 capital transactions	$396	$2,976	$—	$—

Class R3 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$20	$—

Class R5
Proceeds from shares issued	$11,715	$54,598	$—	$—
Distributions reinvested	1,528	1,858	—	—
Cost of shares redeemed	(59,833)	(38,491)	—	—

Change in net assets resulting from Class R5 capital transactions	$(46,590)	$17,965	$—	$—

Class R6 (c)
Proceeds from shares issued	$448	$605,936	$4,099	$296,563
Distributions reinvested	5,624	6,464	1,889	19,944
Cost of shares redeemed	(24,008)	(97,049)	(386)	(12)

Change in net assets resulting from Class R6 capital transactions	$(17,936)	$515,351	$5,602	$316,495

Select Class
Proceeds from shares issued	$18,418	$78,959	$58,058	$146,281
Distributions reinvested	1,050	46	1,101	17,565
Cost of shares redeemed	(19,727)	(650,874)	(49,837)	(384,961)

Change in net assets resulting from Select Class capital transactions	$(259)	$(571,869)	$9,322	$(221,115)

Total change in net assets resulting from capital transactions	$(75,551)	$(49,656)	$15,176	$80,831

(a)	Commencement of offering of class of shares effective September 9, 2016, for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	407	737	2,457	5,728
Reinvested	8	12	53	1,439
Redeemed	(504)	(1,106)	(2,297)	(8,481)

Change in Class A Shares	(89)	(357)	213	(1,314)

Class C
Issued	46	257	466	1,614
Reinvested	1	2	6	457
Redeemed	(226)	(255)	(695)	(1,316)

Change in Class C Shares	(179)	4	(223)	755

Class R2
Issued	28	100	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(18)	(24)	—	—

Change in Class R2 Shares	10	76	—	—

Class R3 (b)
Issued	—	—	1	—
Reinvested	—	—	— (a)	—

Change in Class R3 Shares	—	—	1	—

Class R4 (b)
Issued	—	—	1	—
Reinvested	—	—	— (a)	—

Change in Class R4 Shares	—	—	1	—

Class R5
Issued	276	1,371	—	—
Reinvested	35	46	—	—
Redeemed	(1,412)	(959)	—	—

Change in Class R5 Shares	(1,101)	458	—	—

Class R6 (c)
Issued	10	14,369	191	13,904
Reinvested	130	160	87	1,028
Redeemed	(565)	(2,476)	(18)	(1)

Change in Class R6 Shares	(425)	12,053	260	14,931

Select Class
Issued	428	1,966	2,719	7,038
Reinvested	24	1	50	904
Redeemed	(459)	(15,436)	(2,323)	(17,691)

Change in Select Class Shares	(7)	(13,469)	446	(9,749)

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Intrepid Mid Cap Fund.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,217	$166,519
Distributions reinvested	2,083	15,365
Cost of shares redeemed	(150,973)	(80,574)

Change in net assets resulting from Class A capital transactions	$(134,673)	$101,310

Class C
Proceeds from shares issued	$1,188	$6,903
Distributions reinvested	594	2,515
Cost of shares redeemed	(7,995)	(13,246)

Change in net assets resulting from Class C capital transactions	$(6,213)	$(3,828)

Class R2
Proceeds from shares issued	$3,403	$11,058
Distributions reinvested	278	803
Cost of shares redeemed	(3,331)	(6,453)

Change in net assets resulting from Class R2 capital transactions	$350	$5,408

Class R5
Proceeds from shares issued	$7,522	$28,926
Distributions reinvested	1,788	5,784
Cost of shares redeemed	(10,607)	(21,596)

Change in net assets resulting from Class R5 capital transactions	$(1,297)	$13,114

Class R6
Proceeds from shares issued	$24,930	$71,117
Distributions reinvested	2,006	5,032
Cost of shares redeemed	(17,557)	(20,617)

Change in net assets resulting from Class R6 capital transactions	$9,379	$55,532

Select Class
Proceeds from shares issued	$105,277	$308,972
Distributions reinvested	14,706	73,614
Cost of shares redeemed	(560,270)	(411,786)

Change in net assets resulting from Select Class capital transactions	$(440,287)	$(29,200)

Total change in net assets resulting from capital transactions	$(572,741)	$142,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	435	4,888
Reinvested	61	492
Redeemed	(4,687)	(2,519)

Change in Class A Shares	(4,191)	2,861

Class C
Issued	36	214
Reinvested	18	82
Redeemed	(248)	(424)

Change in Class C Shares	(194)	(128)

Class R2
Issued	105	348
Reinvested	8	26
Redeemed	(102)	(204)

Change in Class R2 Shares	11	170

Class R5
Issued	231	885
Reinvested	52	184
Redeemed	(325)	(681)

Change in Class R5 Shares	(42)	388

Class R6
Issued	770	2,159
Reinvested	59	160
Redeemed	(529)	(661)

Change in Class R6 Shares	300	1,658

Select Class
Issued	3,204	9,586
Reinvested	432	2,349
Redeemed	(17,508)	(12,663)

Change in Select Class Shares	(13,872)	(728)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$33.20	$0.14		$2.93		$3.07	$(0.34)
Year Ended June 30, 2016	34.01	0.62	(g)	(0.87	)(g)	(0.25)	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(h)	4.44		4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13		0.63		0.76	(0.23)

Class C
Six Months Ended December 31, 2016 (Unaudited)	32.48	0.05		2.86		2.91	(0.14)
Year Ended June 30, 2016	33.29	0.44	(g)	(0.85	)(g)	(0.41)	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(h)	4.37		4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04		0.62		0.66	(0.10)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	33.40	0.19		2.95		3.14	(0.44)
Year Ended June 30, 2016	34.22	0.68	(g)	(0.86	)(g)	(0.18)	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(h)	4.45		4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19		0.62		0.81	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Select Class Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$35.93	9.24%	$8,300	1.11%	0.78%		2.26%	43%
33.20	(0.72)	8,760	1.15	1.90	(g)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(h)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57

35.25	8.95	5,380	1.61	0.29		2.75	43
32.48	(1.21)	6,131	1.65	1.38	(g)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(h)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57

36.10	9.38	4,022	0.86	1.04		1.97	43
33.40	(0.48)	4,148	0.90	2.05	(g)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(h)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$34.75	$0.15	$2.75	$2.90	$(0.27)	$(1.00)	$(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	0.10	0.29	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2016 (Unaudited)	34.37	0.06	2.71	2.77	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	0.12	0.19	—	—	—

Class R2
Six Months Ended December 31, 2016 (Unaudited)	34.01	0.10	2.68	2.78	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	0.12	0.25	(0.03)	—	(0.03)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	35.53	0.23	2.81	3.04	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	0.10	0.40	(0.25)	—	(0.25)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	35.03	0.25	2.77	3.02	(0.51)	(1.00)	(1.51)
November 2, 2015 (g) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	35.48	0.20	2.81	3.01	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	0.10	0.35	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$36.38	8.30%	$54,523	1.03%	0.82%	1.09%	49%
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95

36.03	8.02	11,349	1.53	0.31	1.60	49
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95

35.60	8.15	3,645	1.28	0.57	1.45	49
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95

37.09	8.50	3,871	0.59	1.25	0.64	49
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95

36.54	8.59	3,569,996	0.49	1.36	0.49	49
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

37.08	8.43	213,046	0.75	1.10	0.76	49
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$40.37	$0.12		$2.41	$2.53	$(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(g)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21		4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10		0.57	0.67	(0.06)

Class C
Six Months Ended December 31, 2016 (Unaudited)	39.63	0.02		2.36	2.38	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(g)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07		4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02)		0.57	0.55	—

Class R2
Six Months Ended December 31, 2016 (Unaudited)	39.66	0.07		2.37	2.44	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(g)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13		4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07		0.54	0.61	(0.02)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	40.51	0.22		2.42	2.64	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(g)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33		4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21		0.57	0.78	(0.18)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	40.50	0.23		2.42	2.65	(0.49)
November 2, 2015 (h) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	40.99	0.18		2.45	2.63	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(g)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28		4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16		0.57	0.73	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$42.64	6.26%	$91,844	0.92%	0.57%		1.22%	35%
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(g)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110

41.97	6.00	44,089	1.41	0.08		1.69	35
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(g)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110

41.87	6.14	4,850	1.16	0.34		1.75	35
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(g)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110

42.69	6.51	169,240	0.48	1.01		0.73	35
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(g)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110

42.66	6.52	496,081	0.43	1.07		0.61	35
40.50	(2.94)	488,138	0.42	1.38		0.61	70

43.23	6.39	159,416	0.68	0.82		0.90	35
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(g)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.48	$0.05		$1.42	$1.47	$(0.07)	$— (g)	$(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(h)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(i)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10		(0.79)	(0.69)	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2016 (Unaudited)	16.72	(0.01)		1.21	1.20	(0.02)	— (g)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(h)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(i)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01		(0.72)	(0.71)	(0.05)	—	(0.05)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	19.97	0.04		0.93	0.97	(0.09)	— (g)	(0.09)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	20.95	0.05		0.99	1.04	(0.11)	— (g)	(0.11)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	20.42	0.10		1.49	1.59	(0.12)	— (g)	(0.12)
November 2, 2015 (j) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	20.43	0.08		1.49	1.57	(0.10)	— (g)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(h)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(i)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14		(0.82)	(0.68)	(0.14)	—	(0.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than 0.005.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$20.88	7.57%	$338,522	1.14%	0.48%		1.40%	31%
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(h)	1.32	64
18.79	26.30	144,405	1.23	0.78	(i)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51

17.90	7.21	91,362	1.78	(0.16)		1.90	31
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(h)	1.82	64
16.87	25.51	36,073	1.87	0.13	(i)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51

20.85	4.89	21	1.15	0.57		1.27	31

21.88	4.96	21	0.90	0.82		1.02	31

21.89	7.82	332,601	0.64	0.98		0.76	31
20.42	0.12	304,934	0.65	1.53		0.78	78

21.90	7.68	287,272	0.89	0.72		1.13	31
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(h)	1.08	64
19.45	26.60	327,834	0.98	1.03	(i)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$31.20	$0.24	$3.63	$3.87	$(0.32)	$(0.27)	$(0.59)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(0.34)	0.01	(0.37)	—	(0.37)

Class C
Six Months Ended December 31, 2016 (Unaudited)	30.87	0.16	3.59	3.75	(0.25)	(0.27)	(0.52)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(0.35)	(0.11)	(0.25)	—	(0.25)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	31.04	0.20	3.61	3.81	(0.30)	(0.27)	(0.57)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(0.33)	(0.04)	(0.32)	—	(0.32)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	31.42	0.30	3.66	3.96	(0.40)	(0.27)	(0.67)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(0.34)	0.09	(0.45)	—	(0.45)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	31.42	0.31	3.66	3.97	(0.40)	(0.27)	(0.67)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(0.33)	0.10	(0.46)	—	(0.46)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	31.34	0.27	3.65	3.92	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(0.35)	0.04	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$34.48	12.47%	$121,600	0.82%	1.47%	1.20%	34%
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82

34.10	12.21	40,639	1.32	0.96	1.62	34
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82

34.28	12.32	19,958	1.07	1.22	1.60	34
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82

34.71	12.66	93,144	0.48	1.81	0.61	34
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82

34.72	12.72	105,701	0.43	1.87	0.51	34
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82

34.63	12.55	872,161	0.67	1.64	0.95	34
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class R3**, Class R4**, Class R6* and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund.
**	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Intrepid Mid Cap Fund.

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R3, Class R4, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,724	$—	$—	$17,724

Intrepid America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,866,099	$—	$—	$3,866,099

Depreciation in Other Financial Instruments
Futures Contracts	$(103)	$—	$—	$(103)

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$960,240	$—	$—	$960,240

Depreciation in Other Financial Instruments
Futures Contracts	$(111)	$—	$—	$(111)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,054,077	$—	$14	$1,054,091

Depreciation in Other Financial Instruments
Futures Contracts	$(240)	$—	$—	$(240)

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,243,246	$—	$—	$1,243,246

Depreciation in Other Financial Instruments
Futures Contracts	$(135)	$—	$—	$(135)

(a)	All portfolio holdings designated as level 1 are disclosed on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$70,911	$18,266	$19,611	$28,128
Ending Notional Balance Long	36,674	26,499	13,439	30,636

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R3		Class R4		Class R5	Class R6	Select Class	Total
Intrepid Advantage Fund
Transfer agency fees	$1	$1	n/a		n/a		n/a		n/a	n/a	$1	$3
Sub-transfer agency fees	3	2	n/a		n/a		n/a		n/a	n/a	1	6
Intrepid America Fund
Transfer agency fees	5	1	$—	(a)	n/a		n/a		—	$12	2	20
Sub-transfer agency fees	24	6	4		n/a		n/a		$2	—	18	54
Intrepid Growth Fund
Transfer agency fees	8	2	—		n/a		n/a		1	2	3	16
Sub-transfer agency fees	43	19	9		n/a		n/a		69	—	33	173
Intrepid Mid Cap Fund
Transfer agency fees	27	4	n/a		$—	(a)	$—	(a)	n/a	1	6	38
Sub-transfer agency fees	204	60	n/a		—		—		n/a	—	153	417
Intrepid Value Fund
Transfer agency fees	72	2	15		n/a		n/a		1	1	7	98
Sub-transfer agency fees	85	21	17		n/a		n/a		18	—	961	1,102

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund*	0.50%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

*	Prior to November 1, 2016, the investment advisory fee for Intrepid Advantage Fund was 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R4, Class R5, Class R6 and Select Class do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid Advantage Fund	0.25%	0.75%	n/a	n/a
Intrepid America Fund	0.25	0.75	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$1	$—	(a)
Intrepid America Fund	1	—	(a)
Intrepid Growth Fund	5	1
Intrepid Mid Cap Fund	13	1
Intrepid Value Fund	3	1

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3	Class R4	Class R5	Select Class
Intrepid Advantage Fund	0.25%	0.25%	n/a	n/a	n/a	n/a	0.25%
Intrepid America Fund	0.25	0.25	0.25%	n/a	n/a	0.05%	0.25
Intrepid Growth Fund	0.25	0.25	0.25	n/a	n/a	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25	n/a	0.25%	0.25%	n/a	0.25
Intrepid Value Fund	0.25	0.25	0.25	n/a	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2**	Class R3	Class R4	Class R5	Class R6	Select Class
Intrepid Advantage Fund*	1.05%	1.55%	n/a	n/a	n/a	n/a	n/a	0.80%
Intrepid America Fund	1.04	1.54	1.30%	n/a	n/a	0.60%	0.55%	0.80
Intrepid Growth Fund	0.93	1.42	1.18	n/a	n/a	0.48	0.43	0.68
Intrepid Mid Cap Fund	1.15	1.79	n/a	1.15%	0.90%	n/a	0.65	0.90
Intrepid Value Fund	0.83	1.33	1.18	n/a	n/a	0.48	0.43	0.68

*	Prior to November 1, 2016, the contractual expense limitations for Intrepid Advantage Fund were 1.15%, 1.65% and 0.90% for Class A, Class C and Select Class Shares, respectively.
**	The contractual expense percentages in the table above are in place until at least October 31, 2018. For Class R2 Shares of Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund, the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.29%, 1.17% and 1.08% of the Fund’s average daily net assets, respectively during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016, the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Funds to the extent that total annual operating expenses for Class R2 Shares exceeded 1.29%, 1.17% and 1.08%, respectively. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016 and are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$56	$8	$17	$81	$26
Intrepid America Fund	—	—	24	24	—	(a)
Intrepid Growth Fund	534	356	162	1,052	25
Intrepid Mid Cap Fund	356	236	390	982	—	(a)
Intrepid Value Fund	357	238	1,233	1,828	58

	Voluntary Waivers
	Shareholder Servicing
Intrepid America Fund	$—	(a)
Intrepid Growth Fund	—	(a)
Intrepid Value Fund	3

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 were as follows (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	78
Intrepid Growth Fund	12
Intrepid Mid Cap Fund	18
Intrepid Value Fund	23

(a)	Amount rounds to less than 500.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid Mid Cap Fund	$—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Advantage Fund	$7,773	$10,664
Intrepid America Fund	1,805,980	1,853,230
Intrepid Growth Fund	333,180	416,629
Intrepid Mid Cap Fund	327,561	305,741
Intrepid Value Fund	476,642	1,042,887

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$14,308	$3,533	$117	$3,416
Intrepid America Fund	3,241,337	697,000	72,238	624,762
Intrepid Growth Fund	763,401	206,186	9,347	196,839
Intrepid Mid Cap Fund	883,201	205,594	34,704	170,890
Intrepid Value Fund	995,118	269,007	20,879	248,128

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2016, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$1,835	$1,835
Intrepid Growth Fund	121,929	—	121,929

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the Funds had omnibus accounts which represented the percentage of each Fund’s net assets as follows:

As of December 31, 2016, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Advantage Fund	1	13.0%	2	23.4%
Intrepid America Fund	2	21.3	—	n/a
Intrepid Growth Fund	4	51.2	—	n/a
Intrepid Mid Cap Fund	2	24.2	—	n/a
Intrepid Value Fund	—	n/a	2	58.3

As of December 31, 2016, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	28.7%	62.8%
Intrepid Growth Fund	51.7	—
Intrepid Mid Cap Fund	31.3	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual*	$1,000.00	$1,092.40	$5.85	1.11%
Hypothetical*	1,000.00	1,019.61	5.65	1.11
Class C
Actual*	1,000.00	1,089.50	8.48	1.61
Hypothetical*	1,000.00	1,017.09	8.19	1.61
Select Class
Actual*	1,000.00	1,093.80	4.54	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86

Intrepid America Fund
Class A
Actual*	1,000.00	1,083.00	5.41	1.03
Hypothetical*	1,000.00	1,020.01	5.24	1.03
Class C
Actual*	1,000.00	1,080.20	8.02	1.53
Hypothetical*	1,000.00	1,017.49	7.78	1.53
Class R2
Actual*	1,000.00	1,081.50	6.72	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Class R5
Actual*	1,000.00	1,085.00	3.10	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R6
Actual*	1,000.00	1,085.90	2.58	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Select Class
Actual*	1,000.00	1,084.30	3.94	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual*	$1,000.00	$1,062.60	$4.78	0.92%
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class C
Actual*	1,000.00	1,060.00	7.32	1.41
Hypothetical*	1,000.00	1,018.10	7.17	1.41
Class R2
Actual*	1,000.00	1,061.40	6.03	1.16
Hypothetical*	1,000.00	1,019.36	5.90	1.16
Class R5
Actual*	1,000.00	1,065.10	2.50	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48
Class R6
Actual*	1,000.00	1,065.20	2.24	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Select Class
Actual*	1,000.00	1,063.90	3.54	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68

Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	1,075.70	5.96	1.14
Hypothetical*	1,000.00	1,019.46	5.80	1.14
Class C
Actual*	1,000.00	1,072.10	9.30	1.78
Hypothetical*	1,000.00	1,016.23	9.05	1.78
Class R3
Actual**	1,000.00	1,048.90	3.58	1.15
Hypothetical*	1,000.00	1,019.41	5.85	1.15
Class R4
Actual**	1,000.00	1,049.60	2.80	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R6
Actual*	1,000.00	1,078.20	3.35	0.64
Hypothetical*	1,000.00	1,021.98	3.26	0.64
Select Class
Actual*	1,000.00	1,076.80	4.66	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Intrepid Value Fund
Class A
Actual*	1,000.00	1,124.70	4.39	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Class C
Actual*	1,000.00	1,122.10	7.06	1.32
Hypothetical*	1,000.00	1,018.55	6.72	1.32
Class R2
Actual*	1,000.00	1,123.20	5.73	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Class R5
Actual*	1,000.00	1,126.60	2.57	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Value Fund (continued)
Class R6
Actual*	$1,000.00	$1,127.20	$2.31	0.43%
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Select Class
Actual*	1,000.00	1,125.50	3.59	0.67
Hypothetical*	1,000.00	1,021.83	3.41	0.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period). Commencement of operations was September 9, 2016.

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid Advantage Fund’s performance for Select Class shares was in the fourth and first quintiles based upon the Peer Group, for each of the one-, and three-year periods, and in the second, first and first quintiles based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, including the proposed changes to the Fund’s investment strategy to incorporate environmental, social and governance factors, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Intrepid America Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the third, first and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid America Fund’s performance for Select Class shares was in the third, second, and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the fourth, second and first quintiles based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid Growth Fund’s performance for Select Class shares was in the third, second and first quintiles based upon the both the Peer Group, and the Universe, for each of the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance for Class A shares was in the fourth, first, and first quintiles based upon both the Peer Group and the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid Mid Cap Fund’s performance for Select Class shares was in the third, first, and first quintiles for the Peer Group, and in the fourth, first, and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	69

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the fourth, second, and second quintiles based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid Value Fund’s performance for Select Class shares was in the fourth and second quintiles based upon the Peer Group for each of the one- and three-year periods, and in the fourth, second, and second quintiles based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s net advisory fee and actual total expenses for Class A Shares was in the fourth and first quintiles based upon the Peer Group, and in the fifth and fourth quintiles based upon the Universe, respectively. The Trustees noted that the Intrepid Advantage Fund’s net advisory fee and actual total expenses for Select Class shares were in the fourth and first quintiles based upon the Peer Group, and in the fifth and fourth quintiles based upon the Universe, respectively. After considering the factors identified above, including the reduction of the contractual advisory fee and expense caps for certain share classes effective November 1, 2016, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid America Fund’s net advisory fee and actual total expenses for Class A shares was in the fifth and first quintiles based upon the Peer Group, and in the third and first quintiles based upon the Universe, respectively. The Trustees noted that the Intrepid America Fund’s net advisory fee and actual total expenses for Select Class shares was in the first quintile based upon the Peer Group, and in the first and second quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile based upon the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee and actual total expenses for the Class A shares was in the second quintile based upon the Peer Group, and in the first quintile based upon the Universe. The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee and actual total expenses for the Select Class shares was in the third and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for the Class A shares were in the second and first quintiles based upon both the Peer Group and the Universe, respectively. The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for the Select Class shares were in the fifth and first quintiles based upon the Peer Group, and in the fourth and first quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	70

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-INT-1216

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2016 (Unaudited)

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-capitalization and mid-cap stocks outperformed large cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the S&P 500 returned 7.82%.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.49%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$229,558

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and telecommunication services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc. and Bank of America Corp., and its underweight position in Exxon Mobil Corp. Shares of United Continental Holdings, the owner/operator of United Airlines, rose on improved traffic and capacity. Shares of Bank of America, a banking and financial services company, rose amid investor expectations of rising U.S. interest rates and an improved regulatory environment. Shares of Exxon Mobil, an integrated oil and gas company, fell on lower-than-expected earnings and revenue.

Leading individual detractors from relative performance included the Fund’s short positions in Sprint Corp. and Zebra Technologies Corp. and its overweight position in VeriSign Inc. Shares of Sprint, a provider wireless communication services and products that was not held in the Benchmark, rose amid investor expectations that the company will take market share away from its largest competitors. Shares of Zebra Technologies, a maker of bar code scanners and other data capture technologies, rose on sales growth. Shares of VersiSign, a provider of Internet security and registry services, fell after investor Warren Buffet’s Berkshire Hathaway Inc. reduced its stake in the VeriSign.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The portfolio managers aim to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that they believe possess strong management, earnings quality and positive momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	4.2%
2.	Microsoft Corp.	3.9
3.	Bank of America Corp.	2.6
4.	Pfizer, Inc.	1.9
5.	Gilead Sciences, Inc.	1.8
6.	Northrop Grumman Corp.	1.7
7.	Illinois Tool Works, Inc.	1.5
8.	Wal-Mart Stores, Inc.	1.5
9.	UGI Corp.	1.5
10.	QUALCOMM, Inc.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Hexcel Corp.	6.0%
2.	Dominion Resources, Inc.	3.8
3.	Cerner Corp.	3.2
4.	Marriott International, Inc., Class A	2.9
5.	Colgate-Palmolive Co.	2.9
6.	Compass Minerals International, Inc.	2.8
7.	Jabil Circuit, Inc.	2.7
8.	McCormick & Co., Inc.	2.7
9.	BorgWarner, Inc.	2.6
10.	CarMax, Inc.	2.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	25.1%
Health Care	14.4
Financials	13.9
Consumer Discretionary	13.2
Industrials	10.4
Consumer Staples	8.4
Energy	6.7
Utilities	3.8
Materials	1.9
Telecommunication Services	1.1
Others (each less than 1.0%)	0.7
Short-Term Investment	0.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	28.8%
Consumer Discretionary	18.8
Industrials	15.6
Health Care	14.9
Consumer Staples	9.9
Utilities	5.7
Materials	5.1
Financials	0.7
Telecommunication Services	0.5

*	Percentages indicated are based on total long investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 31, 2006
With Sales Charge**		4.51%	1.97%	12.50%	4.62%
Without Sales Charge		10.32	7.62	13.72	5.18
CLASS C SHARES	January 31, 2006
With CDSC***		9.01	6.03	13.14	4.66
Without CDSC		10.01	7.03	13.14	4.66
SELECT CLASS SHARES	January 31, 2006	10.49	7.88	14.01	5.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	11.85%
S&P 500 Index .	7.82%

Net Assets as of 12/31/2016 (In Thousands) .	$9,711,900

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection and overweight position in the financials sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc., United Continental Holdings Inc. and General Motors Corp. Shares of UnitedHealth, a health insurer, rose after the company issued a better-than-expected earnings forecast. Shares of United Continental Holdings, an airline operator not held in the Benchmark, rose on improvements in passenger traffic and capacity during the reporting period. Shares of General Motors, the largest U.S. automaker, rose on continued growth in sales and earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Chubb Ltd., Lowe’s Cos. and Occidental Petroleum Co. While shares of Chubb, a provider of life, property and casualty insurance, rose during the reporting period, they lagged behind those of its industry peers amid investor expectations that it would benefit less than other insurers from the policies of the incoming Trump administration and thus detracted from the Fund’s relative performance. Shares of Lowe’s, a home improvement retail chain, fell after the company reporting a decline in customer traffic and lower-than-expected earnings and sales. Shares of Occidental Petroleum, an oil and gas producer, fell after the company reported a larger-than-expected loss and a drop in production.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 128% to 28%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	UnitedHealth Group, Inc., (United States)	2.8%
2.	Microsoft Corp., (United States)	2.5
3.	Broadcom Ltd., (Singapore)	2.4
4.	Alphabet, Inc., Class C, (United States)	2.2
5.	Honeywell International, Inc., (United States)	2.2
6.	Apple, Inc., (United States)	2.1
7.	Pfizer, Inc., (United States)	2.1
8.	Chubb Ltd., (United States)	1.9
9.	Citigroup, Inc., (United States)	1.8
10.	EOG Resources, Inc., (United States)	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Enbridge, Inc., (Canada)	3.9%
2.	Exxon Mobil Corp., (United States)	3.5
3.	Lockheed Martin Corp., (United States)	3.3
4.	Clorox Co. (The), (United States)	2.5
5.	Seagate Technology plc, (United States)	1.9
6.	Ventas, Inc., (United States)	1.8
7.	Boeing Co. (The), (United States)	1.7
8.	Johnson & Johnson, (United States)	1.7
9.	CR Bard, Inc., (United States)	1.7
10.	Baxter International, Inc., (United States)	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	19.9%
Financials	18.5
Consumer Discretionary	13.9
Health Care	13.7
Industrials	11.0
Energy	9.5
Consumer Staples	5.7
Materials	3.0
Utilities	2.1
Real Estate	1.4
Others (each less than 1.0%)	0.7
Short-Term Investment	0.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Energy	15.4%
Industrials	14.0
Consumer Discretionary	13.9
Financials	12.8
Health Care	11.5
Information Technology	9.3
Real Estate	7.7
Consumer Staples	7.5
Utilities	4.0
Materials	3.2
Others (each less than 1.0%)	0.7

*	Percentages indicated are based on total long investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		5.81%	3.77%	13.63%	7.64%
Without Sales Charge		11.66	9.52	14.86	8.22
CLASS C SHARES	November 1, 2005
With CDSC***		10.39	7.98	14.29	7.68
Without CDSC		11.39	8.98	14.29	7.68
CLASS R2 SHARES	November 3, 2008	11.54	9.28	14.58	8.00
CLASS R5 SHARES	May 15, 2006	11.91	9.99	15.37	8.72
SELECT CLASS SHARES	November 1, 2005	11.85	9.80	15.16	8.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if appli-

cable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 121.1%
Common Stocks — 120.6%
	Consumer Discretionary — 16.0%
	Automobiles — 1.2%
75	General Motors Co.	2,620

	Hotels, Restaurants & Leisure — 3.0%
25	McDonald’s Corp. (j)	3,092
59	Restaurant Brands International, Inc., (Canada)	2,821
11	Yum! Brands, Inc.	709
11	Yum! China Holdings, Inc. (a)	293

		6,915

	Household Durables — 0.6%
50	D.R. Horton, Inc. (j)	1,364

	Internet & Direct Marketing Retail — 1.2%
2	Amazon.com, Inc. (a) (j)	1,162
15	Expedia, Inc. (j)	1,665

		2,827

	Media — 3.9%
27	CBS Corp. (Non-Voting), Class B (j)	1,737
42	Comcast Corp., Class A (j)	2,911
15	DISH Network Corp., Class A (a) (j)	892
9	Time Warner, Inc.	859
91	Twenty-First Century Fox, Inc., Class A	2,546

		8,945

	Multiline Retail — 1.5%
19	Kohl’s Corp.	933
35	Target Corp.	2,492

		3,425

	Specialty Retail — 3.3%
25	Home Depot, Inc. (The) (j)	3,356
55	Ross Stores, Inc.	3,608
24	Urban Outfitters, Inc. (a)	692

		7,656

	Textiles, Apparel & Luxury Goods — 1.3%
41	Coach, Inc.	1,429
18	PVH Corp.	1,642

		3,071

	Total Consumer Discretionary	36,823

	Consumer Staples — 10.2%
	Beverages — 0.9%
4	Molson Coors Brewing Co., Class B	379
16	PepsiCo, Inc.	1,622

		2,001

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 3.4%
45	Walgreens Boots Alliance, Inc. (j)	3,740
60	Wal-Mart Stores, Inc. (j)	4,140

		7,880

	Food Products — 3.6%
23	General Mills, Inc. (j)	1,439
22	Ingredion, Inc.	2,749
40	Pilgrim’s Pride Corp.	754
52	Tyson Foods, Inc., Class A	3,214

		8,156

	Household Products — 0.6%
30	Energizer Holdings, Inc. (j)	1,348

	Personal Products — 0.9%
15	Edgewell Personal Care Co. (a) (j)	1,096
20	Herbalife Ltd. (a)	939

		2,035

	Tobacco — 0.8%
28	Altria Group, Inc.	1,914

	Total Consumer Staples	23,334

	Energy — 8.2%
	Energy Equipment & Services — 4.5%
38	Baker Hughes, Inc.	2,469
118	Ensco plc, Class A (j)	1,151
51	FMC Technologies, Inc. (a)	1,798
24	Frank’s International N.V.	289
17	Halliburton Co.	941
47	National Oilwell Varco, Inc.	1,741
105	Noble Corp. plc (j)	619
159	Seadrill Ltd., (United Kingdom) (a)	541
39	Superior Energy Services, Inc. (a)	650

		10,199

	Oil, Gas & Consumable Fuels — 3.7%
28	Apache Corp.	1,745
160	Denbury Resources, Inc. (a)	588
31	Devon Energy Corp.	1,425
72	Marathon Oil Corp. (j)	1,250
52	Valero Energy Corp. (j)	3,560

		8,568

	Total Energy	18,767

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Financials — 16.9%
	Banks — 9.7%
321	Bank of America Corp. (j)	7,101
63	Citigroup, Inc.	3,718
21	Comerica, Inc.	1,458
33	PNC Financial Services Group, Inc. (The) (j)	3,860
16	Popular, Inc., (Puerto Rico)	688
141	Regions Financial Corp.	2,029
53	Wells Fargo & Co. (j)	2,947
13	Zions Bancorp	572

		22,373

	Capital Markets — 1.7%
64	Morgan Stanley	2,708
3	MSCI, Inc.	237
11	State Street Corp.	878

		3,823

	Consumer Finance — 1.9%
16	Capital One Financial Corp. (j)	1,370
41	Discover Financial Services	2,960

		4,330

	Insurance — 3.6%
25	Allstate Corp. (The) (j)	1,886
51	American International Group, Inc.	3,298
42	Hartford Financial Services Group, Inc. (The)	1,987
9	Travelers Cos., Inc. (The) (j)	1,065

		8,236

	Total Financials	38,762

	Health Care — 17.4%
	Biotechnology — 5.4%
26	Amgen, Inc.	3,740
2	Biogen, Inc. (a)	681
10	Celgene Corp. (a) (j)	1,146
68	Gilead Sciences, Inc.	4,883
19	Neurocrine Biosciences, Inc. (a) (j)	727
17	Vertex Pharmaceuticals, Inc. (a) (j)	1,255

		12,432

	Health Care Equipment & Supplies — 1.8%
47	Hologic, Inc. (a)	1,893
22	Zimmer Biomet Holdings, Inc.	2,219

		4,112

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 7.2%
9	Aetna, Inc. (j)	1,128
17	AmerisourceBergen Corp. (j)	1,353
26	Anthem, Inc. (j)	3,767
26	Cigna Corp.	3,495
7	Express Scripts Holding Co. (a)	482
14	Humana, Inc.	2,938
13	McKesson Corp. (j)	1,826
7	UnitedHealth Group, Inc. (j)	1,088
3	WellCare Health Plans, Inc. (a)	466

		16,543

	Pharmaceuticals — 3.0%
30	Merck & Co., Inc.	1,760
161	Pfizer, Inc. (j)	5,230

		6,990

	Total Health Care	40,077

	Industrials — 12.6%
	Aerospace & Defense — 3.7%
13	Huntington Ingalls Industries, Inc.	2,358
21	Northrop Grumman Corp.	4,791
10	Raytheon Co. (j)	1,376

		8,525

	Airlines — 3.2%
61	Delta Air Lines, Inc.	3,015
10	Southwest Airlines Co.	484
54	United Continental Holdings, Inc. (a)	3,943

		7,442

	Commercial Services & Supplies — 0.1%
16	RR Donnelley & Sons Co.	264

	Construction & Engineering — 1.1%
2	Fluor Corp.	95
26	Jacobs Engineering Group, Inc. (a)	1,499
23	Quanta Services, Inc. (a)	805

		2,399

	Electrical Equipment — 0.2%
3	Rockwell Automation, Inc.	443

	Machinery — 3.6%
31	Allison Transmission Holdings, Inc. (j)	1,045
35	Illinois Tool Works, Inc. (j)	4,298
16	PACCAR, Inc. (j)	1,035
14	Parker-Hannifin Corp.	1,960

		8,338

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Trading Companies & Distributors — 0.7%
7	United Rentals, Inc. (a)	771
12	WESCO International, Inc. (a)	812

		1,583

	Total Industrials	28,994

	Information Technology — 30.4%
	Communications Equipment — 1.4%
107	Cisco Systems, Inc. (j)	3,246

	Electronic Equipment, Instruments & Components — 0.3%
24	Corning, Inc.	570

	Internet Software & Services — 3.3%
3	Alphabet, Inc., Class C (a) (j)	1,945
120	eBay, Inc. (a)	3,554
28	VeriSign, Inc. (a)	2,092

		7,591

	IT Services — 3.2%
64	Computer Sciences Corp. (j)	3,809
13	Mastercard, Inc., Class A (j)	1,363
26	Visa, Inc., Class A	2,052

		7,224

	Semiconductors & Semiconductor Equipment — 5.2%
20	Lam Research Corp. (j)	2,062
102	Marvell Technology Group Ltd., (Bermuda)	1,420
88	Maxim Integrated Products, Inc. (j)	3,410
53	Micron Technology, Inc. (a) (j)	1,157
61	QUALCOMM, Inc. (j)	3,945

		11,994

	Software — 8.5%
27	Activision Blizzard, Inc. (j)	964
176	Microsoft Corp.	10,940
102	Oracle Corp. (j)	3,937
15	Take-Two Interactive Software, Inc. (a)	759
78	TiVo Corp. (a)	1,634
17	VMware, Inc., Class A (a)	1,323

		19,557

	Technology Hardware, Storage & Peripherals — 8.5%
101	Apple, Inc. (j)	11,744
134	Hewlett Packard Enterprise Co. (j)	3,096
127	HP, Inc.	1,879
33	NCR Corp. (a) (j)	1,335
22	Western Digital Corp.	1,488

		19,542

	Total Information Technology	69,724

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 2.3%
	Chemicals — 1.0%
26	LyondellBasell Industries NV, Class A	2,256

	Metals & Mining — 1.3%
10	Nucor Corp.	613
66	Steel Dynamics, Inc.	2,338

		2,951

	Total Materials	5,207

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
18	American Tower Corp.	1,892

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
56	Verizon Communications, Inc. (j)	2,976

	Utilities — 4.5%
	Electric Utilities — 2.5%
43	Edison International (j)	3,059
30	FirstEnergy Corp.	929
16	NextEra Energy, Inc.	1,864

		5,852

	Gas Utilities — 1.8%
89	UGI Corp. (j)	4,101

	Multi-Utilities — 0.2%
7	SCANA Corp.	513

	Total Utilities	10,466

	Total Common Stocks (Cost $206,205)	277,022

Short-Term Investment — 0.5%
	Investment Company — 0.5%
1,075	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $1,075)	1,075

	Total Investments — 121.1% (Cost $207,280)	278,097
	Liabilities in Excess of Other Assets — (21.1)%	(48,539)

	NET ASSETS — 100.0%	$229,558

Short Positions — 22.8%
Common Stocks — 22.8%
	Consumer Discretionary — 4.3%
	Auto Components — 0.6%
35	BorgWarner, Inc.	1,365

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Automobiles — 0.4%
4	Tesla Motors, Inc. (a)	898

	Hotels, Restaurants & Leisure — 1.4%
19	Marriott International, Inc., Class A	1,538
19	Norwegian Cruise Line Holdings Ltd. (a)	816
8	Royal Caribbean Cruises Ltd.	681
2	Wynn Resorts Ltd.	199

		3,234

	Leisure Products — 0.4%
13	Polaris Industries, Inc.	1,030

	Media — 0.3%
58	News Corp., Class A	661

	Specialty Retail — 0.6%
20	CarMax, Inc. (a)	1,262

	Textiles, Apparel & Luxury Goods — 0.6%
12	NIKE, Inc., Class B	605
28	Under Armour, Inc., Class A (a)	822

		1,427

	Total Consumer Discretionary	9,877

	Consumer Staples — 2.3%
	Beverages — 0.5%
27	Brown-Forman Corp., Class B	1,190

	Food & Staples Retailing — 0.3%
4	Costco Wholesale Corp.	560

	Food Products — 0.6%
15	McCormick & Co., Inc.	1,419

	Household Products — 0.9%
4	Clorox Co. (The)	504
24	Colgate-Palmolive Co.	1,538

		2,042

	Total Consumer Staples	5,211

	Financials — 0.1%
	Consumer Finance — 0.1%
32	SLM Corp. (a)	349

	Health Care — 3.4%
	Biotechnology — 0.2%
8	Bluebird Bio, Inc. (a)	506

	Health Care Equipment & Supplies — 0.5%
18	DexCom, Inc. (a)	1,087

	Health Care Providers & Services — 0.8%
22	Acadia Healthcare Co., Inc. (a)	715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
9	Cardinal Health, Inc.	677
9	Envision Healthcare Corp. (a)	562

		1,954

	Health Care Technology — 1.2%
10	athenahealth, Inc. (a)	1,083
35	Cerner Corp. (a)	1,653

		2,736

	Pharmaceuticals — 0.7%
1	Allergan plc (a)	252
33	Catalent, Inc. (a)	881
5	Perrigo Co. plc	383

		1,516

	Total Health Care	7,799

	Industrials — 3.5%
	Aerospace & Defense — 1.4%
62	Hexcel Corp.	3,163

	Commercial Services & Supplies — 0.5%
41	Covanta Holding Corp.	641
6	Stericycle, Inc. (a)	455

		1,096

	Electrical Equipment — 0.2%
2	Acuity Brands, Inc.	531

	Professional Services — 0.3%
8	Verisk Analytics, Inc. (a)	674

	Road & Rail — 0.2%
7	Ryder System, Inc.	499

	Trading Companies & Distributors — 0.9%
22	Fastenal Co.	1,012
5	WW Grainger, Inc.	1,184

		2,196

	Total Industrials	8,159

	Information Technology — 6.6%
	Communications Equipment — 0.7%
12	Juniper Networks, Inc.	347
19	ViaSat, Inc. (a)	1,232

		1,579

	Electronic Equipment, Instruments & Components — 2.8%
10	Amphenol Corp., Class A	679
17	CDW Corp.	880
59	Fitbit, Inc., Class A (a)	431

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Electronic Equipment, Instruments & Components —continued
11	IPG Photonics Corp. (a)	1,106
60	Jabil Circuit, Inc.	1,420
9	Keysight Technologies, Inc. (a)	336
25	National Instruments Corp.	779
10	Zebra Technologies Corp., Class A (a)	832

		6,463

	IT Services — 0.7%
5	Cognizant Technology Solutions Corp., Class A (a)	291
15	Paychex, Inc.	919
16	Sabre Corp.	392

		1,602

	Semiconductors & Semiconductor Equipment — 1.1%
27	First Solar, Inc. (a)	870
15	Microchip Technology, Inc.	975
9	Skyworks Solutions, Inc.	687

		2,532

	Software — 1.3%
12	salesforce.com, Inc. (a)	822
8	ServiceNow, Inc. (a)	580
14	SS&C Technologies Holdings, Inc.	398
6	Tableau Software, Inc., Class A (a)	236
3	Tyler Technologies, Inc. (a)	428
3	Ultimate Software Group, Inc. (The) (a)	474

		2,938

	Total Information Technology	15,114

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.2%
	Containers & Packaging — 0.5%
16	Ball Corp.	1,194

	Metals & Mining — 0.7%
19	Compass Minerals International, Inc.	1,457

	Total Materials	2,651

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
85	Frontier Communications Corp.	286

	Utilities — 1.3%
	Multi-Utilities — 0.9%
26	Dominion Resources, Inc.	2,007

	Water Utilities — 0.4%
33	Aqua America, Inc.	1,000

	Total Utilities	3,007

	Total Securities Sold Short (Proceeds $52,517)	$52,453

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
30	E-mini S&P 500	03/17/17	USD	$3,354	$(14)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 127.5%
Common Stocks — 126.8%
	Consumer Discretionary — 17.7%
	Auto Components — 0.7%
993	Delphi Automotive plc	66,873

	Automobiles — 1.6%
4,418	General Motors Co. (j)	153,938

	Hotels, Restaurants & Leisure — 1.6%
308	Carnival Corp.	16,022
600	Royal Caribbean Cruises Ltd. (j)	49,198
1,270	Starbucks Corp.	70,497
278	Yum! Brands, Inc. (j)	17,627

		153,344

	Household Durables — 0.4%
581	DR Horton, Inc. (j)	15,890
247	PulteGroup, Inc.	4,540
721	Toll Brothers, Inc. (a)	22,337

		42,767

	Internet & Direct Marketing Retail — 1.7%
201	Amazon.com, Inc. (a) (j)	151,021
316	TripAdvisor, Inc. (a)	14,660

		165,681

	Media — 6.7%
425	Charter Communications, Inc., Class A (a)	122,267
2,365	Comcast Corp., Class A (j)	163,272
1,313	DISH Network Corp., Class A (a)	76,080
725	Time Warner, Inc. (j)	70,020
309	Time, Inc.	5,517
947	Twenty-First Century Fox, Inc., Class A	26,559
1,168	Twenty-First Century Fox, Inc., Class B	31,832
1,481	Walt Disney Co. (The)	154,371

		649,918

	Multiline Retail — 0.2%
230	Dollar General Corp. (j)	17,057

	Specialty Retail — 4.8%
92	Best Buy Co., Inc. (j)	3,938
1,095	Home Depot, Inc. (The)	146,801
1,871	Lowe’s Cos., Inc. (j)	133,094
184	O’Reilly Automotive, Inc. (a) (j)	51,091
1,804	TJX Cos., Inc. (The) (j)	135,542

		470,466

	Total Consumer Discretionary	1,720,044

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.2%
	Beverages — 3.0%
26	Constellation Brands, Inc., Class A (j)	3,956
1,084	Molson Coors Brewing Co., Class B	105,525
1,750	PepsiCo, Inc.	183,146

		292,627

	Food & Staples Retailing — 2.1%
358	Costco Wholesale Corp. (j)	57,348
1,730	Kroger Co. (The)	59,687
1,019	Walgreens Boots Alliance, Inc. (j)	84,368

		201,403

	Food Products — 1.6%
470	Kraft Heinz Co. (The)	41,021
2,718	Mondelez International, Inc., Class A (j)	120,490

		161,511

	Household Products — 0.5%
215	Kimberly-Clark Corp.	24,523
243	Procter & Gamble Co. (The) (j)	20,453

		44,976

	Total Consumer Staples	700,517

	Energy — 12.1%
	Energy Equipment & Services — 1.0%
1,184	Schlumberger Ltd.	99,382

	Oil, Gas & Consumable Fuels — 11.1%
1,044	Anadarko Petroleum Corp.	72,810
53	Apache Corp. (j)	3,377
885	Cabot Oil & Gas Corp.	20,683
1,050	Cheniere Energy, Inc. (a)	43,514
410	Concho Resources, Inc. (a) (j)	54,336
497	Diamondback Energy, Inc. (a)	50,250
34	Energen Corp. (a) (j)	1,938
2,193	EOG Resources, Inc. (j)	221,682
1,324	EQT Corp.	86,583
171	Kinder Morgan, Inc. (j)	3,545
2,294	Occidental Petroleum Corp.	163,381
964	Pioneer Natural Resources Co.	173,574
286	Range Resources Corp.	9,817
1,079	Southwestern Energy Co. (a)	11,679
3,511	TransCanada Corp., (Canada)	158,501

		1,075,670

	Total Energy	1,175,052

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Financials — 23.6%
	Banks — 8.3%
5,548	Bank of America Corp. (j)	122,620
3,736	Citigroup, Inc.	222,049
214	First Republic Bank	19,733
5,880	KeyCorp	107,423
407	Regions Financial Corp.	5,841
1,066	SunTrust Banks, Inc.	58,466
224	SVB Financial Group (a)	38,384
3,762	Wells Fargo & Co.	207,329
590	Zions Bancorp (j)	25,399

		807,244

	Capital Markets — 7.3%
229	Ameriprise Financial, Inc.	25,381
615	Bank of New York Mellon Corp. (The)	29,156
71	BlackRock, Inc.	26,971
2,892	Charles Schwab Corp. (The) (j)	114,149
731	Goldman Sachs Group, Inc. (The) (j)	175,151
3,029	Intercontinental Exchange, Inc.	170,876
3,918	Morgan Stanley	165,542
31	T Rowe Price Group, Inc. (j)	2,326

		709,552

	Consumer Finance — 1.4%
802	Capital One Financial Corp.	69,930
851	Discover Financial Services (j)	61,357
105	Synchrony Financial (j)	3,797

		135,084

	Insurance — 6.6%
649	American International Group, Inc. (j)	42,390
1,518	Arthur J Gallagher & Co. (j)	78,851
1,743	Chubb Ltd.	230,307
66	Everest Re Group Ltd.	14,353
1,897	Hartford Financial Services Group, Inc. (The)	90,396
502	Marsh & McLennan Cos., Inc. (j)	33,963
2,458	MetLife, Inc. (j)	132,442
113	Prudential Financial, Inc.	11,707
190	XL Group Ltd., (Ireland)	7,064

		641,473

	Total Financials	2,293,353

	Health Care — 17.5%
	Biotechnology — 3.1%
145	Alexion Pharmaceuticals, Inc. (a) (j)	17,742
339	Biogen, Inc. (a) (j)	96,230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
286	BioMarin Pharmaceutical, Inc. (a)	23,724
588	Celgene Corp. (a)	68,051
408	Gilead Sciences, Inc.	29,184
93	Incyte Corp. (a)	9,350
719	Vertex Pharmaceuticals, Inc. (a) (j)	52,986

		297,267

	Health Care Equipment & Supplies — 1.9%
1,168	Abbott Laboratories	44,860
106	Becton Dickinson and Co.	17,613
4,572	Boston Scientific Corp. (a)	98,902
206	Zimmer Biomet Holdings, Inc. (j)	21,274

		182,649

	Health Care Providers & Services — 4.3%
316	Aetna, Inc.	39,155
133	Humana, Inc.	27,131
87	McKesson Corp.	12,251
2,137	UnitedHealth Group, Inc. (j)	342,034

		420,571

	Life Sciences Tools & Services — 0.7%
914	Agilent Technologies, Inc.	41,650
197	Illumina, Inc. (a)	25,188

		66,838

	Pharmaceuticals — 7.5%
790	Allergan plc (a)	165,816
2,086	Bristol-Myers Squibb Co. (j)	121,934
1,556	Eli Lilly & Co.	114,407
1,287	Merck & Co., Inc. (j)	75,749
7,819	Pfizer, Inc.	253,957

		731,863

	Total Health Care	1,699,188

	Industrials — 14.0%
	Aerospace & Defense — 1.7%
211	L-3 Communications Holdings, Inc.	32,087
554	Northrop Grumman Corp. (j)	128,880

		160,967

	Airlines — 2.3%
2,255	Delta Air Lines, Inc. (j)	110,913
125	Spirit Airlines, Inc. (a) (j)	7,260
1,496	United Continental Holdings, Inc. (a) (j)	109,056

		227,229

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Building Products — 1.6%
731	Allegion plc (j)	46,802
525	Johnson Controls International plc	21,626
139	Lennox International, Inc.	21,222
1,998	Masco Corp. (j)	63,164

		152,814

	Commercial Services & Supplies — 0.2%
294	Waste Connections, Inc., (Canada)	23,114

	Industrial Conglomerates — 4.5%
5,231	General Electric Co. (j)	165,284
2,342	Honeywell International, Inc.	271,370

		436,654

	Machinery — 2.4%
104	Ingersoll-Rand plc	7,790
639	PACCAR, Inc.	40,829
104	Parker-Hannifin Corp.	14,536
138	Snap-on, Inc.	23,651
1,297	Stanley Black & Decker, Inc.	148,721

		235,527

	Road & Rail — 1.3%
204	Canadian Pacific Railway Ltd., (Canada)	29,181
169	Kansas City Southern	14,322
343	Norfolk Southern Corp.	37,084
408	Union Pacific Corp.	42,250

		122,837

	Trading Companies & Distributors — 0.0% (g)
51	AerCap Holdings NV, (Ireland) (a) (j)	2,114

	Total Industrials	1,361,256

	Information Technology — 25.4%
	Electronic Equipment, Instruments & Components — 0.2%
265	TE Connectivity Ltd.	18,372

	Internet Software & Services — 6.7%
253	Alphabet, Inc., Class A (a)	200,584
360	Alphabet, Inc., Class C (a)	277,702
1,490	Facebook, Inc., Class A (a) (j)	171,469

		649,755

	IT Services — 4.1%
646	Accenture plc, Class A	75,615
1,351	Fidelity National Information Services, Inc. (j)	102,193
520	Mastercard, Inc., Class A	53,665
261	PayPal Holdings, Inc. (a)	10,316
1,625	Visa, Inc., Class A (j)	126,767

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
268	WEX, Inc. (a)	29,854

		398,410

	Semiconductors & Semiconductor Equipment — 7.0%
1,668	Analog Devices, Inc.	121,126
145	Applied Materials, Inc.	4,685
1,697	Broadcom Ltd., (Singapore)	299,969
22	Lam Research Corp. (j)	2,315
482	Micron Technology, Inc. (a)	10,566
245	NVIDIA Corp.	26,134
3,293	ON Semiconductor Corp. (a)	42,019
503	QUALCOMM, Inc.	32,789
1,911	Texas Instruments, Inc. (j)	139,432

		679,035

	Software — 4.2%
735	Adobe Systems, Inc. (a) (j)	75,690
4,942	Microsoft Corp. (j)	307,104
29	Mobileye NV (a) (j)	1,117
461	Workday, Inc., Class A (a)	30,447

		414,358

	Technology Hardware, Storage & Peripherals — 3.2%
2,272	Apple, Inc.	263,161
3,162	HP, Inc.	46,928

		310,089

	Total Information Technology	2,470,019

	Materials — 3.9%
	Chemicals — 2.4%
177	Celanese Corp., Series A	13,922
164	Dow Chemical Co. (The)	9,382
1,181	Eastman Chemical Co.	88,821
1,075	EI du Pont de Nemours & Co.	78,931
647	Mosaic Co. (The)	18,979
351	Olin Corp.	8,977
50	PPG Industries, Inc. (j)	4,726
104	Westlake Chemical Corp.	5,845

		229,583

	Construction Materials — 0.1%
33	Martin Marietta Materials, Inc.	7,299
44	Vulcan Materials Co. (j)	5,515

		12,814

	Containers & Packaging — 1.0%
529	Crown Holdings, Inc. (a)	27,791

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Containers & Packaging — continued
279	Sealed Air Corp.	12,668
1,146	WestRock Co.	58,202

		98,661

	Metals & Mining — 0.4%
443	Alcoa Corp.	12,428
127	Nucor Corp.	7,547
441	United States Steel Corp.	14,569

		34,544

	Total Materials	375,602

	Real Estate — 1.8%
	Equity Real Estate Investment Trusts (REITs) — 1.8%
315	AvalonBay Communities, Inc. (j)	55,810
63	Boston Properties, Inc.	7,873
593	HCP, Inc.	17,625
1,646	Kimco Realty Corp.	41,407
443	Omega Healthcare Investors, Inc.	13,862
67	Public Storage	15,071
119	Quality Care Properties, Inc. (a) (j)	1,838
103	SL Green Realty Corp. (j)	11,029
237	Spirit Realty Capital, Inc. (j)	2,574
205	STORE Capital Corp. (j)	5,068
73	Weyerhaeuser Co. (j)	2,190

	Total Real Estate	174,347

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
1,567	AT&T, Inc.	66,660
134	SBA Communications Corp., Class A (a)	13,860

		80,520

	Wireless Telecommunication Services — 0.0% (g)
18	T-Mobile US, Inc. (a) (j)	1,014

	Total Telecommunication Services	81,534

	Utilities — 2.7%
	Electric Utilities — 2.3%
574	Edison International (j)	41,288
454	NextEra Energy, Inc.	54,286
1,217	PG&E Corp. (j)	73,968
456	Pinnacle West Capital Corp.	35,546
377	Xcel Energy, Inc.	15,344

		220,432

	Multi-Utilities — 0.4%
305	Ameren Corp.	16,010

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
413	CMS Energy Corp.	17,176
108	WEC Energy Group, Inc.	6,308

		39,494

	Water Utilities — 0.0% (g)
16	American Water Works Co., Inc.	1,129

	Total Utilities	261,055

	Total Common Stocks (Cost $8,982,783)	12,311,967

Short-Term Investment — 0.7%
	Investment Company — 0.7%
70,328	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $70,328)	70,328

	Total Investments — 127.5% (Cost $9,053,111)	12,382,295
	Liabilities in Excess of Other Assets — (27.5)%	(2,670,395)

	NET ASSETS — 100.0%	$9,711,900

Short Positions — 27.4%
Common Stocks — 27.4%
	Consumer Discretionary — 3.8%
	Auto Components — 0.1%
102	Autoliv, Inc., (Sweden)	11,541

	Automobiles — 0.1%
414	Ford Motor Co.	5,017

	Hotels, Restaurants & Leisure — 0.7%
20	Chipotle Mexican Grill, Inc. (a)	7,482
299	Darden Restaurants, Inc.	21,718
144	Marriott International, Inc., Class A	11,925
206	McDonald’s Corp.	25,080

		66,205

	Household Durables — 0.0% (g)
52	Lennar Corp., Class A	2,219

	Leisure Products — 0.3%
354	Hasbro, Inc.	27,571

	Media — 1.4%
283	CBS Corp. (Non-Voting), Class B	18,035
816	Discovery Communications, Inc., Class A (a)	22,373
911	Interpublic Group of Cos., Inc. (The)	21,331
484	Omnicom Group, Inc.	41,197
511	Scripps Networks Interactive, Inc., Class A	36,451

		139,387

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Multiline Retail — 0.4%
234	Kohl’s Corp.	11,571
104	Nordstrom, Inc.	4,967
231	Target Corp.	16,715

		33,253

	Specialty Retail — 0.5%
17	AutoZone, Inc. (a)	13,802
762	Bed Bath & Beyond, Inc.	30,981
104	Foot Locker, Inc.	7,407

		52,190

	Textiles, Apparel & Luxury Goods — 0.3%
202	Hanesbrands, Inc.	4,366
187	Lululemon Athletica, Inc. (a)	12,147
12	PVH Corp.	1,047
456	Under Armour, Inc., Class A (a)	13,248
41	VF Corp.	2,203

		33,011

	Total Consumer Discretionary	370,394

	Consumer Staples — 2.1%
	Food & Staples Retailing — 1.0%
782	Sysco Corp.	43,325
231	Wal-Mart Stores, Inc.	15,937
1,072	Whole Foods Market, Inc.	32,961

		92,223

	Food Products — 0.1%
72	Hershey Co. (The)	7,476

	Household Products — 1.0%
618	Church & Dwight Co., Inc.	27,291
548	Clorox Co. (The)	65,720
92	Colgate-Palmolive Co.	6,049

		99,060

	Total Consumer Staples	198,759

	Energy — 4.2%
	Energy Equipment & Services — 0.4%
460	Helmerich & Payne, Inc.	35,581
190	National Oilwell Varco, Inc.	7,122

		42,703

	Oil, Gas & Consumable Fuels — 3.8%
268	Chevron Corp.	31,565
136	Cimarex Energy Co.	18,447
2,466	Enbridge, Inc., (Canada)	103,878
1,037	Exxon Mobil Corp.	93,639

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
399	Hess Corp.	24,841
2,023	Marathon Oil Corp.	35,013
761	Murphy Oil Corp.	23,679
357	Noble Energy, Inc.	13,599
352	ONEOK, Inc.	20,214
5	Spectra Energy Corp.	198

		365,073

	Total Energy	407,776

	Financials — 3.5%
	Banks — 1.7%
359	Associated Banc-Corp.	8,867
1,472	Fifth Third Bancorp	39,693
1,638	First Horizon National Corp.	32,775
1,615	People’s United Financial, Inc.	31,274
738	U.S. Bancorp	37,897
225	Webster Financial Corp.	12,219

		162,725

	Capital Markets — 0.7%
112	CME Group, Inc.	12,942
134	Federated Investors, Inc., Class B	3,796
337	Franklin Resources, Inc.	13,354
149	Moody’s Corp.	14,068
212	Nasdaq, Inc.	14,212
139	State Street Corp.	10,841

		69,213

	Insurance — 1.1%
69	Aon plc	7,673
126	Axis Capital Holdings Ltd.	8,232
236	Lincoln National Corp.	15,618
62	Principal Financial Group, Inc.	3,585
28	RenaissanceRe Holdings Ltd., (Bermuda)	3,805
117	Torchmark Corp.	8,607
292	Travelers Cos., Inc. (The)	35,708
70	Willis Towers Watson plc	8,571
256	WR Berkley Corp.	17,024

		108,823

	Total Financials	340,761

	Health Care — 3.1%
	Biotechnology — 0.5%
510	AbbVie, Inc.	31,908
105	Amgen, Inc.	15,316

		47,224

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Health Care Equipment & Supplies — 1.7%
992	Baxter International, Inc.	43,971
196	CR Bard, Inc.	44,099
373	Medtronic plc	26,545
208	Stryker Corp.	24,870
267	Varian Medical Systems, Inc. (a)	24,006

		163,491

	Health Care Providers & Services — 0.2%
74	AmerisourceBergen Corp.	5,752
164	Cardinal Health, Inc.	11,788
39	Express Scripts Holding Co. (a)	2,673

		20,213

	Health Care Technology — 0.2%
357	Cerner Corp. (a)	16,890

	Life Sciences Tools & Services — 0.1%
15	Thermo Fisher Scientific, Inc.	2,046
81	Waters Corp. (a)	10,924

		12,970

	Pharmaceuticals — 0.4%
384	Johnson & Johnson	44,227

	Total Health Care	305,015

	Industrials — 3.8%
	Aerospace & Defense — 1.7%
292	Boeing Co. (The)	45,468
349	Lockheed Martin Corp.	87,267
275	United Technologies Corp.	30,114

		162,849

	Air Freight & Logistics — 0.3%
410	CH Robinson Worldwide, Inc.	30,019

	Airlines — 0.3%
681	American Airlines Group, Inc.	31,782

	Commercial Services & Supplies — 0.0% (g)
10	Republic Services, Inc.	589

	Electrical Equipment — 0.3%
465	Emerson Electric Co.	25,903

	Industrial Conglomerates — 0.3%
158	3M Co.	28,212

	Machinery — 0.2%
140	AGCO Corp.	8,129
312	Donaldson Co., Inc.	13,126

		21,255

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.1%
90	Equifax, Inc.	10,648

	Road & Rail — 0.1%
127	JB Hunt Transport Services, Inc.	12,319

	Trading Companies & Distributors — 0.5%
65	Air Lease Corp.	2,214
294	Fastenal Co.	13,818
138	WW Grainger, Inc.	32,088

		48,120

	Total Industrials	371,696

	Information Technology — 2.6%
	Communications Equipment — 0.6%
983	Cisco Systems, Inc.	29,706
839	Juniper Networks, Inc.	23,714

		53,420

	Electronic Equipment, Instruments & Components — 0.1%
173	Amphenol Corp., Class A	11,636

	Internet Software & Services — 0.1%
537	Twitter, Inc. (a)	8,760

	Semiconductors & Semiconductor Equipment — 0.8%
587	Intel Corp.	21,276
178	Maxim Integrated Products, Inc.	6,865
581	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	16,703
582	Versum Materials, Inc. (a)	16,323
285	Xilinx, Inc.	17,198

		78,365

	Software — 0.4%
60	Citrix Systems, Inc. (a)	5,386
419	salesforce.com, Inc. (a)	28,657

		34,043

	Technology Hardware, Storage & Peripherals — 0.6%
193	NetApp, Inc.	6,819
1,354	Seagate Technology plc	51,673
38	Western Digital Corp.	2,555

		61,047

	Total Information Technology	247,271

	Materials — 0.9%
	Chemicals — 0.5%
63	Air Products & Chemicals, Inc.	8,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Chemicals — continued
471	LyondellBasell Industries NV, Class A	40,390
19	Praxair, Inc.	2,250

		51,638

	Containers & Packaging — 0.3%
110	Greif, Inc., Class A	5,645
145	International Paper Co.	7,669
110	Packaging Corp. of America	9,342
140	Sonoco Products Co.	7,362

		30,018

	Paper & Forest Products — 0.1%
85	Domtar Corp.	3,298

	Total Materials	84,954

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 2.1%
16	American Tower Corp.	1,712
184	Crown Castle International Corp.	15,983
122	Digital Realty Trust, Inc.	12,008
176	Equity Residential	11,352
10	Essex Property Trust, Inc.	2,232
136	Federal Realty Investment Trust	19,379
290	Healthcare Realty Trust, Inc.	8,796
299	Healthcare Trust of America, Inc., Class A	8,717
1,435	Host Hotels & Resorts, Inc.	27,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
23	Mid-America Apartment Communities, Inc.	2,282
54	Realty Income Corp.	3,093
158	UDR, Inc.	5,774
783	Ventas, Inc.	48,946
544	Welltower, Inc.	36,432

	Total Real Estate	203,737

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
357	Verizon Communications, Inc.	19,051

	Utilities — 1.1%
	Electric Utilities — 0.5%
321	Duke Energy Corp.	24,916
432	Southern Co. (The)	21,267

		46,183

	Multi-Utilities — 0.6%
495	Consolidated Edison, Inc.	36,439
317	Dominion Resources, Inc.	24,272

		60,711

	Total Utilities	106,894

	Total Securities Sold Short (Proceeds $2,558,979)	$2,656,308

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
157	E-mini S&P 500	03/17/17	USD	$17,554	$(204)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

ADR	— American Depositary Receipt
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total values of securities and cash segregated as collateral for U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund were approximately $31,176,000 and $1,606,443,000, respectively.

(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$277,022		$12,311,967
Investments in affiliates, at value	1,075		70,328

Total investment securities, at value	278,097		12,382,295
Cash	2		160
Restricted cash	10		1,099
Deposits at broker for futures contracts	295		760
Receivables:
Investment securities sold	9,074		36,181
Fund shares sold	572		7,681
Interest and dividends from non-affiliates	350		16,050
Dividends from affiliates	1		28

Total Assets	288,401		12,444,254

LIABILITIES:
Payables:
Securities sold short, at value	52,453		2,656,308
Dividend expense to non-affiliates on securities sold short	38		3,984
Investment securities purchased	5,808		36,794
Interest expense to non-affiliates on securities sold short	45		1,832
Fund shares redeemed	259		24,183
Variation margin on futures contracts	13		70
Accrued liabilities:
Investment advisory fees	99		5,964
Administration fees	—		179
Distribution fees	46		317
Shareholder servicing fees	48		1,762
Custodian and accounting fees	—	(a)	46
Trustees’ and Chief Compliance Officer’s fees	—	(a)	49
Other	34		866

Total Liabilities	58,843		2,732,354

Net Assets	$229,558		$9,711,900

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$147,408	$6,608,237
Accumulated undistributed (distributions in excess of) net investment income	(9)	(4,467)
Accumulated net realized gains (losses)	11,292	(123,521)
Net unrealized appreciation (depreciation)	70,867	3,231,651

Total Net Assets	$229,558	$9,711,900

Net Assets:
Class A	$209,962	$826,922
Class C	829	210,469
Class R2	—	6,861
Class R5	—	477,750
Select Class	18,767	8,189,898

Total	$229,558	$9,711,900

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,466	29,674
Class C	51	7,829
Class R2	—	251
Class R5	—	16,928
Select Class	1,086	291,274

Net Asset Value (a):
Class A — Redemption price per share	$16.84	$27.87
Class C — Offering price per share (b)	16.29	26.88
Class R2 — Offering and redemption price per share	—	27.34
Class R5 — Offering and redemption price per share	—	28.22
Select Class — Offering and redemption price per share	17.28	28.12
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.77	$29.41

Cost of investments in non-affiliates	$206,205	$8,982,783
Cost of investments in affiliates	1,075	70,328
Proceeds from securities sold short	52,517	2,558,979

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$3
Dividend income from non-affiliates	4,965	116,333
Dividend income from affiliates	8	180

Total investment income	4,973	116,516

EXPENSES:
Investment advisory fees	1,201	39,740
Administration fees	131	4,067
Distribution fees:
Class A	306	1,109
Class C	3	807
Class R2	—	16
Shareholder servicing fees:
Class A	306	1,109
Class C	1	269
Class R2	—	8
Class R5	—	143
Select Class	93	10,318
Custodian and accounting fees	17	165
Interest expense to affiliates	— (a)	—
Professional fees	25	53
Trustees’ and Chief Compliance Officer’s fees	13	55
Printing and mailing costs	8	112
Registration and filing fees	20	82
Transfer agency fees (See Note 2.E.)	5	111
Sub-transfer agency fees (See Note 2.E.)	54	1,431
Other	6	100
Dividend expense to non-affiliates on securities sold short	561	39,132
Interest expense to non-affiliates on securities sold short	384	11,452

Total expenses	3,134	110,279

Less fees waived	(364)	(9,159)
Less earnings credits	—	(1)

Net expenses	2,770	101,119

Net investment income (loss)	2,203	15,397

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	38,193	902,427
Futures	295	361
Securities sold short	(10,371)	(168,348)

Net realized gain (loss)	28,117	734,440

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,884)	318,985
Futures	(53)	(204)
Securities sold short	4,887	39,877

Change in net unrealized appreciation/depreciation	950	358,658

Net realized/unrealized gains (losses)	29,067	1,093,098

Change in net assets resulting from operations	$31,270	$1,108,495

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,203	$3,800	$15,397	$38,568
Net realized gain (loss)	28,117	2,353	734,440	262,285
Change in net unrealized appreciation/depreciation	950	(4,065)	358,658	(823,494)

Change in net assets resulting from operations	31,270	2,088	1,108,495	(522,641)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,451)	(1,048)	(410)	(161)
From net realized gains	(15,885)	(7,197)	(35,447)	(77,714)
Class C
From net investment income	(9)	(2)	—	—
From net realized gains	(65)	(57)	(9,412)	(20,643)
Class R2
From net realized gains	—	—	(299)	(441)
Class R5
From net investment income	—	—	(2,614)	(4,262)
From net realized gains	—	—	(21,795)	(70,789)
Select Class
From net investment income	(99)	(1,539)	(27,611)	(20,719)
From net realized gains	(1,336)	(8,625)	(354,137)	(771,350)

Total distributions to shareholders	(20,845)	(18,468)	(451,725)	(966,079)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(193,020)	119,760	(820,935)	(504,449)

NET ASSETS:
Change in net assets	(182,595)	103,380	(164,165)	(1,993,169)
Beginning of period	412,153	308,773	9,876,065	11,869,234

End of period	$229,558	$412,153	$9,711,900	$9,876,065

Accumulated undistributed (distributions in excess of) net investment income	$(9)	$1,347	$(4,467)	$10,771

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,469	$202,593	$69,093	$261,761
Distributions reinvested	19,249	8,175	34,876	76,073
Cost of shares redeemed	(115,337)	(62,540)	(228,972)	(271,805)

Change in net assets resulting from Class A capital transactions	$(69,619)	$148,228	$(125,003)	$66,029

Class C
Proceeds from shares issued	$32	$276	$6,223	$11,666
Distributions reinvested	67	55	8,026	17,157
Cost of shares redeemed	(238)	(430)	(30,319)	(45,448)

Change in net assets resulting from Class C capital transactions	$(139)	$(99)	$(16,070)	$(16,625)

Class R2
Proceeds from shares issued	$—	$—	$1,064	$2,726
Distributions reinvested	—	—	167	285
Cost of shares redeemed	—	—	(764)	(2,119)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$467	$892

Class R5
Proceeds from shares issued	$—	$—	$26,438	$629,911
Distributions reinvested	—	—	21,192	60,964
Cost of shares redeemed	—	—	(202,619)	(280,991)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(154,989)	$409,884

Select Class
Proceeds from shares issued	$3,250	$19,360	$371,703	$1,141,889
Distributions reinvested	1,420	10,151	248,126	516,415
Cost of shares redeemed	(127,932)	(57,880)	(1,145,169)	(2,622,933)

Change in net assets resulting from Select Class capital transactions	$(123,262)	$(28,369)	$(525,340)	$(964,629)

Total change in net assets resulting from capital transactions	$(193,020)	$119,760	$(820,935)	$(504,449)

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,523	12,442	2,496	9,780
Reinvested	1,111	482	1,240	2,899
Redeemed	(6,607)	(3,660)	(8,217)	(10,177)

Change in Class A Shares	(3,973)	9,264	(4,481)	2,502

Class C
Issued	2	16	230	453
Reinvested	4	4	296	674
Redeemed	(14)	(26)	(1,134)	(1,745)

Change in Class C Shares	(8)	(6)	(608)	(618)

Class R2
Issued	—	—	39	103
Reinvested	—	—	6	11
Redeemed	—	—	(28)	(78)

Change in Class R2 Shares	—	—	17	36

Class R5
Issued	—	—	942	20,912
Reinvested	—	—	741	2,285
Redeemed	—	—	(7,124)	(10,822)

Change in Class R5 Shares	—	—	(5,441)	12,375

Select Class
Issued	184	1,162	13,209	42,150
Reinvested	80	591	8,722	19,466
Redeemed	(7,215)	(3,349)	(41,225)	(95,413)

Change in Select Class Shares	(6,951)	(1,596)	(19,294)	(33,797)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	27

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$31,270

Adjustments to reconcile net increase / decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(121,174)
Proceeds from disposition of investment securities	392,178
Covers of investment securities sold short	(102,911)
Proceeds from investment securities sold short	37,019
Proceeds of short-term investments — affiliates, net	6,588
Change in unrealized (appreciation) / depreciation on investments in non-affiliates	3,884
Change in unrealized (appreciation) / depreciation on investment securities sold short	(4,887)
Net realized (gain) / loss on investments in non-affiliates	(38,193)
Net realized (gain) / loss on investments securities sold short	10,371
Decrease in restricted cash	98
Decrease in deposits at broker for futures contracts	60
Decrease in dividends receivable from non-affiliates	165
Decrease in dividends receivable from affiliates	2
Decrease in variation margin receivable	34
Decrease in dividend expense to non-affiliates on securities sold short	(22)
Decrease in interest expense to non-affiliates on securities sold short	(63)
Increase in variation margin payable	13
Decrease in investment advisory fees payable	(112)
Decrease in distribution fees payable	(103)
Decrease in shareholder servicing fees payable	(11)
Decrease in custodian and accounting fees payable	(5)
Decrease in other accrued expenses payable	(45)

Net cash provided (used) by operating activities	214,156

Cash flows provided (used) by financing activities:
Proceeds from shares issued	29,727
Payment for shares redeemed	(243,772)
Cash distributions paid to shareholders (net of reinvestments of $20,736)	(109)

Net cash provided (used) by financing activities	(214,154)

Net decrease in cash	2

Cash:
Beginning of period	—

End of period	$2

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2017, the Fund paid $447 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$1,108,495

Adjustments to reconcile net increase / decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,821,503)
Proceeds from disposition of investment securities	7,734,057
Covers of investment securities sold short	(2,531,154)
Proceeds from investment securities sold short	1,927,181
Purchases of short-term investments — affiliates, net	(34,654)
Change in unrealized (appreciation) / depreciation on investments in non-affiliates	(318,985)
Change in unrealized (appreciation) / depreciation on investment securities sold short	(39,877)
Net realized (gain) / loss on investments in non-affiliates	(902,427)
Net realized (gain) / loss on investments securities sold short	168,348
Decrease in restricted cash	3,070
Increase in deposits at broker for futures contracts	(760)
Increase in dividends receivable from non-affiliates	(1,977)
Decrease in dividends receivable from affiliates	2
Decrease in tax reclaims	359
Increase in dividend expense to non-affiliates on securities sold short	437
Decrease in interest expense to non-affiliates on securities sold short	(4)
Increase in variation margin payable	70
Increase in investment advisory fees payable	110
Decrease in distribution fees payable	(7)
Decrease in shareholder servicing fees payable	(3)
Decrease in custodian and accounting fees payable	(15)
Increase in Trustees’ and Chief Compliance Office fees payable	30
Increase in other accrued expenses payable	(232)

Net cash provided (used) by operating activities	1,290,561

Cash flows provided (used) by financing activities:
Proceeds from shares issued	472,831
Payment for shares redeemed	(1,623,894)
Cash distributions paid to shareholders (net of reinvestments of $312,387)	(139,338)

Net cash provided (used) by financing activities	(1,290,401)

Net increase / decrease in cash	160

Cash:
Beginning of period	—

End of period	$160

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2016, the Fund paid $11,448 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$16.73	$0.11	(g)	$1.65	$1.76	$(0.28)	$(1.37)	$(1.65)
Year Ended June 30, 2016	18.19	0.17	(g)	(0.55)	(0.38)	(0.13)	(0.95)	(1.08)
Year Ended June 30, 2015	17.70	0.08		1.43	1.51	(0.07)	(0.95)	(1.02)
Year Ended June 30, 2014	15.40	0.09	(g)(h)	3.36	3.45	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.46	0.19	(g)(i)	2.39	2.58	(0.25)	(0.39)	(0.64)
Year Ended June 30, 2012	15.02	0.08	(g)	0.26	0.34	(0.03)	(1.87)	(1.90)

Class C
Six Months Ended December 31, 2016 (Unaudited)	16.19	0.06	(g)	1.59	1.65	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	17.61	0.08	(g)	(0.52)	(0.44)	(0.03)	(0.95)	(0.98)
Year Ended June 30, 2015	17.19	—	(j)	1.37	1.37	— (j)	(0.95)	(0.95)
Year Ended June 30, 2014	14.99	—	(g)(h)(j)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(g)(i)	2.33	2.45	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(g)	0.25	0.26	—	(1.87)	(1.87)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	16.94	0.15	(g)	1.65	1.80	(0.09)	(1.37)	(1.46)
Year Ended June 30, 2016	18.39	0.22	(g)	(0.56)	(0.34)	(0.16)	(0.95)	(1.11)
Year Ended June 30, 2015	17.88	0.12		1.45	1.57	(0.11)	(0.95)	(1.06)
Year Ended June 30, 2014	15.51	0.13	(g)(h)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(g)(i)	2.40	2.64	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(g)	0.28	0.39	(0.05)	(1.87)	(1.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.20% and 1.43% for the six months ended December 31, 2016, 1.21% and 1.49% for the year ended June 30, 2016, 1.29% and 1.81% for the year ended June 30, 2015, 1.29% and 1.79% for the year ended June 30, 2014, 1.29% and 1.99% for the year ended June 30, 2013 and 1.40% and 2.03% for the year ended June 30, 2012; for Class C are 1.70% and 2.05% for the six months ended December 31, 2016, 1.72% and 2.09% for the year ended June 30, 2016, 1.79% and 2.26% for the year ended June 30, 2015, 1.79% and 2.29% for the year ended June 30, 2014, 1.78% and 2.48% for the year ended June 30, 2013 and 1.90% and 2.53% for the year ended June 30, 2012; for Select Class are 0.94% and 1.15% for the six months ended December 31, 2016, 0.96% and 1.19% for the year ended June 30, 2016, 1.04% and 1.40% for the year ended June 30, 2015, 1.04% and 1.54% for the year ended June 30, 2014, 1.05% and 1.74% for the year ended June 30, 2013 and 1.15% and 1.77% for the year ended June 30, 2012, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$16.84	10.32%	$209,962	1.79%	1.26%		2.02%	26%	53%
16.73	(2.15)	275,051	1.83	0.99		2.11	78	116
18.19	8.71	130,499	1.89	0.39		2.41	54	73
17.70	23.12	93,114	1.87	0.53	(h)	2.37	72	109
15.40	19.93	58,372	1.95	1.29	(i)	2.65	101	135
13.46	4.02	41,459	1.91	0.57		2.54	456	583

16.29	10.01	829	2.29	0.75		2.64	26	53
16.19	(2.58)	953	2.34	0.47		2.71	78	116
17.61	8.12	1,137	2.39	(0.12)		2.86	54	73
17.19	22.48	1,004	2.37	0.02	(h)	2.87	72	109
14.99	19.36	463	2.44	0.88	(i)	3.14	101	135
13.10	3.49	492	2.41	0.06		3.04	456	583

17.28	10.49	18,767	1.53	1.71		1.74	26	53
16.94	(1.90)	136,149	1.58	1.24		1.81	78	116
18.39	8.95	177,137	1.64	0.63		2.00	54	73
17.88	23.46	194,922	1.62	0.78	(h)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(i)	2.40	101	135
13.55	4.33	120,481	1.66	0.83		2.28	456	583

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$26.06	$0.01	(g)	$3.05	$3.06	$(0.01)	$(1.24)	$(1.25)
Year Ended June 30, 2016	29.81	0.04	(g)	(1.37)	(1.33)	— (h)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)
Year Ended June 30, 2014	25.37	0.05	(g)(i)	6.44	6.49	(0.05)	(2.31)	(2.36)
Year Ended June 30, 2013	21.30	0.12	(g)(j)	5.04	5.16	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2012	21.26	0.09	(g)	0.03	0.12	(0.08)	—	(0.08)

Class C
Six Months Ended December 31, 2016 (Unaudited)	25.23	(0.06	)(g)	2.95	2.89	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(g)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(g)(i)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(g)(h)(j)	4.96	4.96	— (h)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(g)	0.03	0.02	—	—	—

Class R2
Six Months Ended December 31, 2016 (Unaudited)	25.61	(0.02	)(g)	2.99	2.97	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(g)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(g)(i)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(g)(j)	4.99	5.05	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(g)	0.02	0.06	(0.06)	—	(0.06)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	26.44	0.07	(g)	3.09	3.16	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(g)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)
Year Ended June 30, 2014	25.64	0.18	(g)(i)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(g)(j)	5.10	5.32	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(g)	0.01	0.21	(0.17)	—	(0.17)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	26.32	0.05	(g)	3.08	3.13	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(g)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(g)(i)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(g)(j)	5.08	5.26	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(g)	0.03	0.17	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.25% and 1.44% for the six months ended December 31, 2016, 1.26% and 1.49% for the year ended June 30, 2016, 1.30% and 1.66% for the year ended June 30, 2015, 1.29% and 1.63% for the year ended June 30, 2014, 1.29% and 1.63% for the year ended June 30, 2013, 1.40% and 1.64% for the year ended June 30, 2012; for Class C are 1.74% and 1.95% for the six months ended December 31, 2016, 1.76% and 2.00% for the year ended June 30, 2016, 1.80% and 2.15% for the year ended June 30, 2015, 1.79% and 2.12% for the year ended June 30, 2014, 1.80% and 2.13% for the year ended June 30, 2013, 1.90% and 2.14% for the year ended June 30, 2012; for Class R2 are 1.49% and 1.77% for the six months ended December 31, 2016, 1.51% and 1.84% for the year ended June 30, 2016, 1.55% and 1.97% for the year ended June 30, 2015, 1.54% and 1.88% for the year ended June 30, 2014, 1.54% and 1.88% for the year ended June 30, 2013, 1.65% and 1.89% for the year ended June 30, 2012; for Class R5 are 0.80% and 0.95% for the six months ended December 31, 2016, 0.80% and 0.97% for the year ended June 30, 2016, 0.85% and 1.17% for the year ended June 30, 2015, 0.85% and 1.18% for the year ended June 30, 2014, 0.85% and 1.19% for the year ended June 30, 2013, 0.95% and 1.19% for the year ended June 30, 2012; for Select Class are 0.99% and 1.17% for the six months ended December 31, 2016, 1.00% and 1.21% for the year ended June 30, 2016, 1.05% and 1.38% for the year ended June 30, 2015, 1.04% and 1.38% for the year ended June 30, 2014, 1.05% and 1.38% for the year ended June 30, 2013, 1.15% and 1.39% for the year ended June 30, 2012, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.005.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), ($0.02), $0.17 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, (0.09)%, 0.62% and 0.42% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(k)	Amount rounds to less than 0.005%

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$27.87	11.70%	$826,922	2.27%	0.06%		2.46%	44%	64%
26.06	(4.52)	890,217	2.21	0.14		2.44	88	127
29.81	9.05	943,586	2.33	0.18		2.69	94	127
29.50	26.73	955,036	2.14	0.19	(i)	2.48	90	122
25.37	25.08	743,290	2.21	0.49	(j)	2.55	90	119
21.30	0.57	642,076	2.13	0.45		2.37	99	129

26.88	11.39	210,469	2.76	(0.43)		2.97	44	64
25.23	(4.98)	212,879	2.71	(0.37)		2.95	88	127
29.07	8.51	263,257	2.83	(0.31)		3.18	94	127
28.85	26.09	264,106	2.64	(0.32	)(i)	2.97	90	122
24.93	24.44	214,660	2.72	—	(j)(k)	3.05	90	119
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129

27.34	11.54	6,861	2.51	(0.16)		2.79	44	64
25.61	(4.74)	5,987	2.46	(0.11)		2.79	88	127
29.40	8.79	5,821	2.58	(0.05)		3.00	94	127
29.14	26.41	5,273	2.39	(0.07	)(i)	2.73	90	122
25.11	24.74	3,766	2.46	0.27	(j)	2.80	90	119
21.13	0.33	1,993	2.38	0.19		2.62	99	129

28.22	11.91	477,750	1.82	0.51		1.97	44	64
26.44	(4.07)	591,379	1.75	0.73		1.92	88	127
30.21	9.54	301,894	1.88	0.65		2.20	94	127
29.86	27.29	263,148	1.70	0.64	(i)	2.03	90	122
25.64	25.66	142,927	1.77	0.95	(j)	2.11	90	119
21.51	1.05	135,934	1.68	0.96		1.92	99	129

28.12	11.85	8,189,898	2.01	0.33		2.19	44	64
26.32	(4.28)	8,175,603	1.95	0.38		2.16	88	127
30.07	9.32	10,354,676	2.08	0.45		2.41	94	127
29.74	27.05	9,277,524	1.89	0.44	(i)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(j)	2.30	90	119
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

Effective as of the close of business on April 17, 2014, the Fund was publicly offered on a limited basis. During the periods where share classes are publicly offered on a limited basis, investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$278,097	$—	$—	$278,097

Total Liabilities for Securities Sold Short (a)	$(52,453)	$—	$—	$(52,453)

Appreciation in Other Financial Instruments
Futures Contracts	$(14)	$—	$—	$(14)

JPMorgan U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,382,295	$—	$—	$12,382,295

Total Liabilities for Securities Sold Short (a)	$(2,656,308)	$—	$—	$(2,656,308)

Depreciation in Other Financial Instruments
Futures Contracts	$(204)	$—	$—	$(204)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
Futures Contracts:
Average Notional Balance Long	$4,433	$22,446	(a)
Ending Notional Balance Long	3,354	17,554

(a)	For the period August 1, 2016 throught August 31, 2016 and October 1, 2016 through December 31, 2016.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds’ custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2016, the Funds had outstanding short sales as listed on the SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A	Class C		Class R2	Class R5	Select Class	Total
U.S. Dynamic Plus Fund
Transfer agency fees	$4	$—	(a)	n/a	n/a	$1	$5
Sub-transfer agency fees	45	—	(a)	n/a	n/a	9	54
U.S. Large Cap Core Plus Fund
Transfer agency fees	20	6		1	3	81	111
Sub-transfer agency fees	203	64		4	23	1,137	1,431

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

U.S. Dynamic Plus Fund	0.75%
U.S. Large Cap Core Plus Fund	0.80

Prior to September 1, 2015, the investment advisory fee for each Fund was 1.00%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R5 and Select Class Shares do not participate in the Distribution Plan. Class R5 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$—	(a)	$—	(a)
U.S. Large Cap Core Plus Fund	14		—

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a shareholder servicing fee with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	1.20%	1.70%	n/a	n/a	0.95%
U.S. Large Cap Core Plus Fund	1.25	1.75	1.50%	0.80%	0.99

The contractual expense limitation percentages are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
U.S. Dynamic Plus Fund	$217	$126	$16	$359
U.S. Large Cap Core Plus Fund	4,542	3,029	1,502	9,073

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$5
U.S. Large Cap Core Plus Fund	86

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2016, U.S. Large Cap Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the following Fund incurred the following brokerage commissions with broker-dealers affiliated with the Adviser (amounts in thousands):

U.S. Large Cap Core Plus Fund	$2

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$102,934	$385,965	$35,069	$105,283
U.S. Large Cap Core Plus Fund	5,639,772	7,562,684	1,886,404	2,494,487

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$207,280	$72,325	$1,508	$70,817
U.S. Large Cap Core Plus Fund	9,053,111	3,409,392	80,208	3,329,184

At December 31, 2016, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the Funds had omnibus accounts which collectively represented the following percentage of each Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the fund	Number of Non-Affiliated Omnibus Accounts	% of the fund
U.S. Dynamic Plus Fund	—	—%	2	81.6%
U.S. Large Cap Core Plus Fund	1	22.5	2	39.4

As of December 31, 2016, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing 27.7% of the net assets of U.S. Dynamic Plus Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2016, the Funds pledged a significant portion of their assets for securities sold short to Deutsche Bank AG.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016 and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,103.20	$9.49	1.79%
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,100.10	12.12	2.29
Hypothetical	1,000.00	1,013.66	11.62	2.29
Select Class
Actual	1,000.00	1,104.90	8.12	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,116.60	12.11	2.27
Hypothetical	1,000.00	1,013.81	11.52	2.27
Class C
Actual	1,000.00	1,113.90	14.71	2.76
Hypothetical	1,000.00	1,011.29	13.99	2.76
Class R2
Actual	1,000.00	1,115.40	13.38	2.51
Hypothetical	1,000.00	1,012.55	12.73	2.51
Class R5
Actual	1,000.00	1,119.10	9.72	1.82
Hypothetical	1,000.00	1,016.08	9.25	1.82
Select Class
Actual	1,000.00	1,118.50	10.73	2.01
Hypothetical	1,000.00	1,015.12	10.21	2.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information received about the Funds from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.

As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s performance for Class A shares was in the second, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the second, second, and third quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the third, third, and fourth quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, second, and third quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s net advisory fee and actual total expenses for Select Class shares were in the second and first quintiles of the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile of the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-PLUS-1216

Semi-Annual Report

J.P. Morgan Funds

December 31, 2016 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)[1]*	4.27%
MSCI World Index (net of foreign withholding taxes)	6.81%

Diversified Composite Benchmark**	3.01%
Net Assets as of 12/31/2016	$1,337,429

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30, 2016 meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year.

Overall, bond markets underperformed equity markets during the reporting period as rising stock prices attracted investors and expectations for rising interest rates in the U.S. hurt prices for U.S. Treasury bonds and core fixed-income debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class L Shares), which invests in a mix of U.S., international and emerging market equities and fixed income securities, underperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”), which is made up of U.S.

and international equities, for the six months ended December 31, 2016. The Fund outperformed its Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index.

Within equities, the Fund’s allocation to small capitalization stocks and its security selection within the European, Australasia and Far East strategy contributed to performance relative to the Composite Benchmark, while the Fund’s allocation to large cap and mid cap U.S. stocks detracted from performance relative to the Composite Benchmark.

Within fixed income, the Fund’s allocation to investment grade fixed income and its allocation to high yield debt (also known as “junk bonds”) contributed to performance relative to the Composite Benchmark, while the Fund’s allocation to corporate fixed income and emerging market debt — both sovereign and local — detracted from performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts, international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund also had an opportunistic allocation to non-agency mortgage-backed securities. The Fund used futures to more easily implement the portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan Intrepid International Fund, Class R6 Shares	5.3%
2.	JPMorgan High Yield Fund, Class R6 Shares	5.0
3.	JPMorgan Mid Cap Equity Fund, Class R6 Shares	3.4
4.	JPMorgan Realty Income Fund, Class R6 Shares	3.1
5.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2.4
6.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1.2
7.	Microsoft Corp.	0.9
8.	UnitedHealth Group, Inc.	0.8
9.	Alphabet, Inc., Class C	0.8
10.	U.S. Treasury Note, 1.625%, 11/30/20	0.8

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	50.5%
Investment Companies	20.8
Corporate Bonds	12.0
U.S. Treasury Obligations	5.2
Collateralized Mortgage Obligations	5.0
Asset-Backed Securities	2.8
Others (each less than 1.0%)	1.8
Short-Term Investments	1.9

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge**		(0.67)%	1.01%	7.58%	4.89%
Without Sales Charge		4.02	5.76	8.57	5.37
CLASS C SHARES	March 24, 2003
With CDSC***		2.79	4.18	8.04	4.84
Without CDSC		3.79	5.18	8.04	4.84
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	September 10, 1993	4.27	6.19	9.10	5.89
SELECT CLASS SHARES	September 10, 2001	4.13	5.99	8.84	5.65

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2016

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 49.9%
		Consumer Discretionary — 7.1%
		Auto Components — 0.4%
1		American Axle & Manufacturing Holdings, Inc. (a)	17
49		Apollo Tyres Ltd., (India)	134
9		Continental AG, (Germany)	1,814
10		Cooper Tire & Rubber Co.	393
6		Dana, Inc.	114
14		Delphi Automotive plc	972
7		Hankook Tire Co. Ltd., (South Korea) (a)	340
4		Hyundai Mobis Co. Ltd., (South Korea) (a)	846
—	(h)	Lear Corp.	47
1		Mando Corp., (South Korea) (a)	237
8		Stoneridge, Inc. (a)	141
4		Tenneco, Inc. (a)	250
72		Tong Yang Industry Co. Ltd., (Taiwan)	141
174		Xinyi Glass Holdings Ltd., (Hong Kong) (a)	142

			5,588

		Automobiles — 0.8%
794		Astra International Tbk. PT, (Indonesia)	486
14		Daimler AG, (Germany)	1,019
2		Ford Motor Co.	26
360		Geely Automobile Holdings Ltd., (China)	342
101		General Motors Co.	3,534
238		Guangzhou Automobile Group Co. Ltd., (China), Class H	287
36		Honda Motor Co. Ltd., (Japan)	1,063
10		Renault SA, (France)	903
32		Suzuki Motor Corp., (Japan)	1,106
9		Tata Motors Ltd., (India), ADR	296
2		Tesla Motors, Inc. (a)	506
22		Toyota Motor Corp., (Japan)	1,272

			10,840

		Distributors — 0.2%
9		Genuine Parts Co.	902
11		Imperial Holdings Ltd., (South Africa)	149
7		Jardine Cycle & Carriage Ltd., (Singapore)	210
25		LKQ Corp. (a)	768

			2,029

		Diversified Consumer Services — 0.0% (g)
4		Ascent Capital Group, Inc., Class A (a)	65
6		Houghton Mifflin Harcourt Co. (a)	65
—	(h)	K12, Inc. (a)	4
4		New Oriental Education & Technology Group, Inc., (China), ADR (a)	161

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Consumer Services — continued
9		Regis Corp. (a)	136
1		Strayer Education, Inc. (a)	103

			534

		Hotels, Restaurants & Leisure — 0.9%
20		Accor SA, (France)	752
12		Bloomin’ Brands, Inc.	223
1		Boyd Gaming Corp. (a)	18
7		Brinker International, Inc.	357
7		Carnival Corp.	366
—	(h)	DineEquity, Inc.	17
76		Hilton Worldwide Holdings, Inc.	2,074
14		InterContinental Hotels Group plc, (United Kingdom)	604
16		International Game Technology plc	401
1		Intrawest Resorts Holdings, Inc. (a)	9
31		La Quinta Holdings, Inc. (a)	443
2		McDonald’s Corp.	292
18		Norwegian Cruise Line Holdings Ltd. (a)	750
13		Oriental Land Co. Ltd., (Japan)	751
7		Red Rock Resorts, Inc., Class A	169
10		Restaurant Brands International, Inc., (Canada)	458
11		Royal Caribbean Cruises Ltd.	882
7		Ruby Tuesday, Inc. (a)	21
149		Sands China Ltd., (Hong Kong)	644
1		Scientific Games Corp., Class A (a)	21
9		Sonic Corp.	243
2		Speedway Motorsports, Inc.	43
38		Starbucks Corp.	2,121
274		Wynn Macau Ltd., (Macau)	433
1		Yum! Brands, Inc.	87

			12,179

		Household Durables — 0.4%
24		Arcelik A/S, (Turkey)	143
22		DR Horton, Inc.	614
2		Leggett & Platt, Inc.	100
10		Mohawk Industries, Inc. (a)	1,960
67		MRV Engenharia e Participacoes SA, (Brazil)	226
1		NACCO Industries, Inc., Class A	134
9		Newell Brands, Inc.	406
—	(h)	NVR, Inc. (a)	83
22		Persimmon plc, (United Kingdom)	470
9		PulteGroup, Inc.	172
238		Taylor Wimpey plc, (United Kingdom)	449
15		Toll Brothers, Inc. (a)	473

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Household Durables — continued
1		UCP, Inc., Class A (a)	11

			5,241

		Internet & Direct Marketing Retail — 0.8%
9		Amazon.com, Inc. (a)	7,084
6		Expedia, Inc.	629
3		Liberty TripAdvisor Holdings, Inc., Class A (a)	51
7		Netflix, Inc. (a)	852
1		Priceline Group, Inc. (The) (a)	1,401
12		Wayfair, Inc., Class A (a)	432

			10,449

		Leisure Products — 0.0% (g)
1		Acushnet Holdings Corp. (a)	22
9		JAKKS Pacific, Inc. (a)	45

			67

		Media — 1.5%
11		CBS Corp. (Non-Voting), Class B	707
10		Charter Communications, Inc., Class A (a)	2,870
31		Clear Channel Outdoor Holdings, Inc., Class A	158
50		Comcast Corp., Class A	3,470
21		Dentsu, Inc., (Japan)	969
38		DISH Network Corp., Class A (a)	2,222
22		Entercom Communications Corp., Class A	330
7		Live Nation Entertainment, Inc. (a)	191
24		Media General, Inc. (a)	458
5		Naspers Ltd., (South Africa), Class N	723
7		Nexstar Broadcasting Group, Inc., Class A	423
16		Sinclair Broadcast Group, Inc., Class A	531
11		Sirius XM Holdings, Inc.	47
23		Time Warner, Inc.	2,205
51		Twenty-First Century Fox, Inc., Class A	1,423
17		Twenty-First Century Fox, Inc., Class B	464
20		Walt Disney Co. (The)	2,068
43		WPP plc, (United Kingdom)	962

			20,221

		Multiline Retail — 0.3%
3		Big Lots, Inc.	164
—	(h)	Dillard’s, Inc., Class A	25
14		Dollar General Corp.	1,068
14		Izumi Co. Ltd., (Japan)	611
21		Kohl’s Corp.	1,047
48		Marui Group Co. Ltd., (Japan)	695
12		Nordstrom, Inc.	564

			4,174

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — 1.3%
1		Aaron’s, Inc.	39
2		Abercrombie & Fitch Co., Class A	29
1		AutoZone, Inc. (a)	630
12		Bed Bath & Beyond, Inc.	475
25		Best Buy Co., Inc.	1,078
5		Burlington Stores, Inc. (a)	415
4		Children’s Place, Inc. (The)	444
216		Dixons Carphone plc, (United Kingdom)	942
17		Gap, Inc. (The)	373
11		GNC Holdings, Inc., Class A	123
30		Home Depot, Inc. (The)	3,963
106		Kingfisher plc, (United Kingdom)	456
33		Lowe’s Cos., Inc.	2,315
8		Office Depot, Inc.	38
1		O’Reilly Automotive, Inc. (a)	381
24		Pier 1 Imports, Inc.	201
18		Ross Stores, Inc.	1,198
5		Select Comfort Corp. (a)	116
—	(h)	Signet Jewelers Ltd.	11
10		Tiffany & Co.	782
31		TJX Cos., Inc. (The)	2,297
2		Ulta Salon Cosmetics & Fragrance, Inc. (a)	533

			16,839

		Textiles, Apparel & Luxury Goods — 0.5%
5		adidas AG, (Germany)	858
47		Burberry Group plc, (United Kingdom)	872
11		Cie Financiere Richemont SA, (Switzerland)	720
8		Columbia Sportswear Co.	449
18		Hanesbrands, Inc.	395
6		Iconix Brand Group, Inc. (a)	53
6		Kering, (France)	1,342
5		LVMH Moet Hennessy Louis Vuitton SE, (France)	899
2		Movado Group, Inc.	65
1		NIKE, Inc., Class B	40
4		PVH Corp.	359
—	(h)	Ralph Lauren Corp.	22
23		Shenzhou International Group Holdings Ltd., (China)	145

			6,219

		Total Consumer Discretionary	94,380

		Consumer Staples — 3.3%
		Beverages — 0.9%
26		Anheuser-Busch InBev SA/NV, (Belgium)	2,714
38		Arca Continental SAB de CV, (Mexico)	198

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Beverages — continued
6	Coca-Cola Co. (The)	252
2	Constellation Brands, Inc., Class A	255
7	Dr Pepper Snapple Group, Inc.	638
24	Molson Coors Brewing Co., Class B	2,354
12	Monster Beverage Corp. (a)	529
35	PepsiCo, Inc.	3,635
12	Pernod Ricard SA, (France)	1,255
14	Suntory Beverage & Food Ltd., (Japan)	576
309	Thai Beverage PCL, (Thailand)	181

		12,587

	Food & Staples Retailing — 0.7%
4	Casey’s General Stores, Inc.	534
73	Cencosud SA, (Chile)	206
4	Costco Wholesale Corp.	612
138	CP ALL PCL, (Thailand), NVDR	240
12	CVS Health Corp.	978
85	Distribuidora Internacional de Alimentacion SA, (Spain)	419
15	Eurocash SA, (Poland)	144
2	Ingles Markets, Inc., Class A	105
43	Koninklijke Ahold Delhaize NV, (Netherlands) (a)	906
45	Kroger Co. (The)	1,556
6	Magnit PJSC, (Russia), Reg. S, GDR	273
16	Sprouts Farmers Market, Inc. (a)	309
17	Walgreens Boots Alliance, Inc.	1,399
17	Wal-Mart Stores, Inc.	1,202
7	X5 Retail Group NV, (Russia), Reg. S, GDR (a)	224

		9,107

	Food Products — 0.9%
5	Amplify Snack Brands, Inc. (a)	46
9	Archer-Daniels-Midland Co.	421
27	Associated British Foods plc, (United Kingdom)	914
125	Charoen Pokphand Foods PCL, (Thailand)	103
398	Charoen Pokphand Foods PCL, (Thailand), NVDR	327
135	China Mengniu Dairy Co. Ltd., (China)	259
22	Darling Ingredients, Inc. (a)	282
6	Dean Foods Co.	136
3	Ingredion, Inc.	387
3	JM Smucker Co. (The)	364
8	Kraft Heinz Co. (The)	733
1	M Dias Branco SA, (Brazil) (a)	35
68	Marfrig Global Foods SA, (Brazil) (a)	137
46	Mondelez International, Inc., Class A	2,042

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — continued
10		Nestle SA, (Switzerland)	733
29		NH Foods Ltd., (Japan)	782
20		Pilgrim’s Pride Corp.	388
10		Post Holdings, Inc. (a)	836
5		Ros Agro plc, (Russia), Reg. S, GDR	73
1		Sanderson Farms, Inc.	47
—	(h)	Seneca Foods Corp., Class A (a)	19
239		Thai Union Group PCL, (Thailand), NVDR	140
9		Tiger Brands Ltd., (South Africa)	261
9		TreeHouse Foods, Inc. (a)	621
24		Tyson Foods, Inc., Class A	1,465
208		Uni-President Enterprises Corp., (Taiwan)	343
535		WH Group Ltd., (Hong Kong), Reg. S (e)	431

			12,325

		Household Products — 0.3%
15		Energizer Holdings, Inc.	669
6		Kimberly-Clark Corp.	706
21		Procter & Gamble Co. (The)	1,798
5		Reckitt Benckiser Group plc, (United Kingdom)	392

			3,565

		Personal Products — 0.1%
15		Chlitina Holding Ltd., (China)	68
22		Coty, Inc., Class A	394
1		elf Beauty, Inc. (a)	21
20		Grape King Bio Ltd., (Taiwan)	116
—	(h)	Herbalife Ltd. (a)	21
—	(h)	Medifast, Inc.	14
8		Nu Skin Enterprises, Inc., Class A	368
9		Unilever NV, (United Kingdom), CVA	363

			1,365

		Tobacco — 0.4%
1		Alliance One International, Inc. (a)	18
2		Altria Group, Inc.	137
49		British American Tobacco plc, (United Kingdom)	2,782
16		Imperial Brands plc, (United Kingdom)	692
34		Japan Tobacco, Inc., (Japan)	1,129
5		KT&G Corp., (South Korea) (a)	409
3		Philip Morris International, Inc.	231
4		Reynolds American, Inc.	224
3		Universal Corp.	160

			5,782

		Total Consumer Staples	44,731

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Energy — 3.4%
		Energy Equipment & Services — 0.4%
2		Archrock, Inc.	20
18		Baker Hughes, Inc.	1,176
13		FMC Technologies, Inc. (a)	476
2		Halliburton Co.	101
8		Parker Drilling Co. (a)	20
6		Pioneer Energy Services Corp. (a)	43
22		Schlumberger Ltd.	1,877
3		SEACOR Holdings, Inc. (a)	185
24		Seadrill Ltd., (United Kingdom) (a)	82
22		Technip SA, (France)	1,581
3		Unit Corp. (a)	79

			5,640

		Oil, Gas & Consumable Fuels — 3.0%
—	(h)	Adams Resources & Energy, Inc.	14
11		Anadarko Petroleum Corp.	775
4		Apache Corp.	248
41		Bharat Petroleum Corp. Ltd., (India)	380
26		Bill Barrett Corp. (a)	179
7		Cabot Oil & Gas Corp.	165
12		Cheniere Energy, Inc. (a)	507
3		Chevron Corp.	369
1		Cimarex Energy Co.	149
550		CNOOC Ltd., (China)	683
15		Concho Resources, Inc. (a)	1,968
15		ConocoPhillips	742
57		Denbury Resources, Inc. (a)	210
10		Diamondback Energy, Inc. (a)	1,002
37		EOG Resources, Inc.	3,784
17		EP Energy Corp., Class A (a)	109
27		EQT Corp.	1,745
32		Exxon Mobil Corp.	2,918
30		Gazprom PJSC, (Russia), ADR	150
2		Hess Corp.	106
58		Hindustan Petroleum Corp., Ltd., (India)	373
77		Inpex Corp., (Japan)	774
1,500		IRPC PCL, (Thailand)	201
39		Kinder Morgan, Inc.	817
10		LUKOIL PJSC, (Russia), ADR	539
35		Marathon Oil Corp.	597
17		Marathon Petroleum Corp.	865
4		MOL Hungarian Oil & Gas plc, (Hungary)	257
35		Occidental Petroleum Corp.	2,482
122		Oil & Natural Gas Corp. Ltd., (India)	344

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
90	Oil Search Ltd., (Australia)	462
17	PBF Energy, Inc., Class A	480
9	Phillips 66	786
14	Pioneer Natural Resources Co.	2,572
27	Polski Koncern Naftowy ORLEN SA, (Poland)	551
136	Polskie Gornictwo Naftowe i Gazownictwo SA, (Poland)	182
47	PTT PCL, (Thailand), NVDR	491
2	Range Resources Corp.	78
5	Renewable Energy Group, Inc. (a)	52
5	REX American Resources Corp. (a)	447
73	Rosneft Oil Co. PJSC, (Russia), Reg. S, GDR	476
56	Royal Dutch Shell plc, (Netherlands), Class A	1,549
92	Royal Dutch Shell plc, (Netherlands), Class A	2,510
8	Sanchez Energy Corp. (a)	71
4	SK Innovation Co. Ltd., (South Korea) (a)	507
117	Snam SpA, (Italy)	482
5	S-Oil Corp., (South Korea)	374
8	Southwestern Energy Co. (a)	82
108	Star Petroleum Refining PCL, (Thailand), Class F	37
426	Star Petroleum Refining PCL, (Thailand), NVDR	147
63	Surgutneftegas OJSC, (Russia), ADR	320
8	Tatneft PJSC, (Russia), ADR	335
3	Tesoro Corp.	219
5	Thai Oil PCL, (Thailand)	9
99	Thai Oil PCL, (Thailand), NVDR	199
23	TOTAL SA, (France)	1,168
15	TransCanada Corp., (Canada)	678
21	Tullow Oil plc, (United Kingdom) (a)	82
7	Tupras Turkiye Petrol Rafinerileri A/S, (Turkey)	135
19	Valero Energy Corp.	1,270
1	Western Refining, Inc.	36

		40,239

	Total Energy	45,879

	Financials — 9.6%
	Banks — 4.7%
1	1st Source Corp.	56
180	Akbank TAS, (Turkey)	398
63	Australia & New Zealand Banking Group Ltd., (Australia)	1,385
2	BancFirst Corp.	179
54	Banco Bradesco SA, (Brazil), ADR (a)	473
58	Banco do Brasil SA, (Brazil) (a)	504
5	BancorpSouth, Inc.	163

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Banks — continued
280		Bank of America Corp.	6,187
1,529		Bank of China Ltd., (China), Class H	674
170		Barclays plc, (United Kingdom)	465
1		BB&T Corp.	63
29		BNP Paribas SA, (France)	1,855
4		Capital Bank Financial Corp., Class A	161
2		Cathay General Bancorp	78
7		Central Pacific Financial Corp.	225
—	(h)	Central Valley Community Bancorp	9
1		Chemical Financial Corp.	43
636		China CITIC Bank Corp. Ltd., (China), Class H	402
917		China Construction Bank Corp., (China), Class H	702
221		China Merchants Bank Co. Ltd., (China), Class H	514
115		Citigroup, Inc.	6,840
1		Citizens & Northern Corp.	14
28		Citizens Financial Group, Inc.	998
1		City Holding Co.	88
4		Comerica, Inc.	238
748		CTBC Financial Holding Co. Ltd., (Taiwan)	408
8		CVB Financial Corp.	194
17		East West Bancorp, Inc.	884
10		FCB Financial Holdings, Inc., Class A (a)	487
22		Fifth Third Bancorp	591
9		First Commonwealth Financial Corp.	127
1		First Community Bancshares, Inc.	17
1		First Financial Bancorp	41
2		First Hawaiian, Inc.	66
1		First Interstate BancSystem, Inc., Class A	63
6		First Republic Bank	581
2		Flushing Financial Corp.	51
2		Fulton Financial Corp.	41
1		Great Western Bancorp, Inc.	31
1		Guaranty Bancorp	21
18		Hana Financial Group, Inc., (South Korea)	469
24		HDFC Bank Ltd., (India), ADR	1,438
4		Hope Bancorp, Inc.	92
59		HSBC Holdings plc, (United Kingdom)	474
187		HSBC Holdings plc, (United Kingdom)	1,497
2		Huntington Bancshares, Inc.	24
1		IBERIABANK Corp.	109
2		Independent Bank Corp.	58
1,767		Industrial & Commercial Bank of China Ltd., (China), Class H	1,054
172		ING Groep NV, (Netherlands)	2,421
6		Investors Bancorp, Inc.	80

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
80		KeyCorp	1,470
97		Kiatnakin Bank PCL, (Thailand), NVDR	160
952		Krung Thai Bank PCL, (Thailand)	469
732		Lloyds Banking Group plc, (United Kingdom)	562
8		M&T Bank Corp.	1,302
1		MainSource Financial Group, Inc.	21
243		Mitsubishi UFJ Financial Group, Inc., (Japan)	1,497
—	(h)	National Bank Holdings Corp., Class A	15
96		Nordea Bank AB, (Sweden)	1,064
5		OFG Bancorp, (Puerto Rico)	64
16		OTP Bank plc, (Hungary)	457
1		PacWest Bancorp	76
14		PNC Financial Services Group, Inc. (The)	1,626
23		Regions Financial Corp.	327
47		Sberbank of Russia PJSC, (Russia), ADR	546
3		Sberbank of Russia PJSC, (Russia), ADR	34
12		Shinhan Financial Group Co. Ltd., (South Korea) (a)	459
1		Sierra Bancorp	15
7		Signature Bank (a)	1,062
1		Simmons First National Corp., Class A	51
—	(h)	Southside Bancshares, Inc.	15
—	(h)	Southwest Bancorp, Inc.	12
54		Standard Bank Group Ltd., (South Africa)	589
100		Standard Chartered plc, (United Kingdom) (a)	815
2		Suffolk Bancorp	75
77		Sumitomo Mitsui Financial Group, Inc., (Japan)	2,917
36		SunTrust Banks, Inc.	1,962
2		SVB Financial Group (a)	344
5		TCF Financial Corp.	103
139		Thanachart Capital PCL, (Thailand), NVDR	170
2		Trustmark Corp.	64
1		UMB Financial Corp.	96
7		Union Bankshares Corp.	241
19		US Bancorp	950
1		Webster Financial Corp.	64
147		Wells Fargo & Co.	8,120
1		West Bancorporation, Inc.	35
5		Westamerica Bancorp	340
44		Woori Bank, (South Korea) (a)	469
5		Zions Bancorp	205

			62,896

		Capital Markets — 1.9%
6		Affiliated Managers Group, Inc. (a)	848
4		Ameriprise Financial, Inc.	407

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Capital Markets — continued
12		Bank of New York Mellon Corp. (The)	581
4		BlackRock, Inc.	1,370
96		Charles Schwab Corp. (The)	3,803
1		Cowen Group, Inc., Class A (a)	8
18		Credit Suisse Group AG, (Switzerland) (a)	262
1		Federated Investors, Inc., Class B	21
12		Goldman Sachs Group, Inc. (The)	2,963
—	(h)	Houlihan Lokey, Inc.	9
52		Intercontinental Exchange, Inc.	2,927
14		Invesco Ltd.	416
4		KCG Holdings, Inc., Class A (a)	55
12		Lazard Ltd., Class A	493
1		MarketAxess Holdings, Inc.	158
99		Morgan Stanley	4,181
196		Moscow Exchange MICEX-RTS PJSC, (Russia)	401
5		MSCI, Inc.	370
9		Nasdaq, Inc.	614
7		Northern Trust Corp.	623
8		S&P Global, Inc.	912
2		State Street Corp.	175
1		Stifel Financial Corp. (a)	57
13		T Rowe Price Group, Inc.	948
163		UBS Group AG, (Switzerland)	2,550
—	(h)	Virtus Investment Partners, Inc.	50
1		Waddell & Reed Financial, Inc., Class A	14

			25,216

		Consumer Finance — 0.4%
32		Ally Financial, Inc.	616
38		Capital One Financial Corp.	3,337
—	(h)	Credit Acceptance Corp. (a)	49
23		Discover Financial Services	1,680
11		EZCORP, Inc., Class A (a)	115
1		FirstCash, Inc.	52
3		Navient Corp.	49
2		Nelnet, Inc., Class A	88
—	(h)	Regional Management Corp. (a)	11

			5,997

		Diversified Financial Services — 0.1%
4		Berkshire Hathaway, Inc., Class B (a)	677
82		ORIX Corp., (Japan)	1,279
1		Voya Financial, Inc.	39

			1,995

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — 2.3%
—	(h)	Alleghany Corp. (a)	193
6		Allianz SE, (Germany)	1,054
12		Allied World Assurance Co. Holdings AG	650
5		Allstate Corp. (The)	352
—	(h)	Ambac Financial Group, Inc. (a)	8
2		American Equity Investment Life Holding Co.	36
30		American International Group, Inc.	1,950
28		Arthur J Gallagher & Co.	1,440
1		Aspen Insurance Holdings Ltd., (Bermuda)	33
4		Assured Guaranty Ltd.	136
82		AXA SA, (France)	2,063
34		Chubb Ltd.	4,442
25		CNO Financial Group, Inc.	487
2		Everest Re Group Ltd.	533
1		First American Financial Corp.	49
—	(h)	Global Indemnity Ltd., (Cayman Islands) (a)	18
37		Hartford Financial Services Group, Inc. (The)	1,785
7		Hyundai Marine & Fire Insurance Co. Ltd., (South Korea) (a)	193
2		Kemper Corp.	75
5		Lincoln National Corp.	325
39		Loews Corp.	1,845
15		Marsh & McLennan Cos., Inc.	1,019
12		MBIA, Inc. (a)	133
36		MetLife, Inc.	1,941
1		Navigators Group, Inc. (The)	132
308		PICC Property & Casualty Co. Ltd., (China), Class H	476
178		Ping An Insurance Group Co. of China Ltd., (China), Class H	882
2		Primerica, Inc.	145
2		ProAssurance Corp.	93
7		Prudential Financial, Inc.	737
128		Prudential plc, (United Kingdom)	2,558
1		RenaissanceRe Holdings Ltd., (Bermuda)	123
20		Sompo Holdings, Inc., (Japan)	662
—	(h)	Stewart Information Services Corp.	15
29		Tokio Marine Holdings, Inc., (Japan)	1,204
9		Travelers Cos., Inc. (The)	1,065
1		Universal Insurance Holdings, Inc.	16
15		Unum Group	663
6		Validus Holdings Ltd.	314
6		XL Group Ltd., (Ireland)	239
4		Zurich Insurance Group AG, (Switzerland) (a)	1,029

			31,113

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Mortgage Real Estate Investment Trusts (REITs) — 0.1%
14		Capstead Mortgage Corp.	147
7		Chimera Investment Corp.	114
36		CYS Investments, Inc.	275
16		Two Harbors Investment Corp.	139

			675

		Thrifts & Mortgage Finance — 0.1%
—	(h)	BankFinancial Corp.	6
9		Beneficial Bancorp, Inc.	164
—	(h)	Capitol Federal Financial, Inc.	8
2		Charter Financial Corp.	25
—	(h)	First Defiance Financial Corp.	24
13		Meridian Bancorp, Inc.	239
5		MGIC Investment Corp. (a)	55
2		NMI Holdings, Inc., Class A (a)	27
12		Northfield Bancorp, Inc.	248
3		Walker & Dunlop, Inc. (a)	98

			894

		Total Financials	128,786

		Health Care — 6.0%
		Biotechnology — 1.3%
2		ACADIA Pharmaceuticals, Inc. (a)	61
2		Adamas Pharmaceuticals, Inc. (a)	35
—	(h)	Aduro Biotech, Inc. (a)	4
3		Aimmune Therapeutics, Inc. (a)	69
2		Alexion Pharmaceuticals, Inc. (a)	296
2		AMAG Pharmaceuticals, Inc. (a)	77
7		Amgen, Inc.	987
13		Amicus Therapeutics, Inc. (a)	64
1		Ardelyx, Inc. (a)	10
8		Arrowhead Pharmaceuticals, Inc. (a)	12
1		Audentes Therapeutics, Inc. (a)	9
1		Avexis, Inc. (a)	30
3		Bellicum Pharmaceuticals, Inc. (a)	37
8		Biogen, Inc. (a)	2,286
5		BioMarin Pharmaceutical, Inc. (a)	414
1		Blueprint Medicines Corp. (a)	22
2		Cara Therapeutics, Inc. (a)	18
20		Celgene Corp. (a)	2,339
1		Chimerix, Inc. (a)	4
2		Clovis Oncology, Inc. (a)	80
2		Coherus Biosciences, Inc. (a)	46
1		Dimension Therapeutics, Inc. (a)	4
2		Edge Therapeutics, Inc. (a)	29

SHARES		SECURITY DESCRIPTION	VALUE($)

		Biotechnology — continued
3		Exelixis, Inc. (a)	50
2		FibroGen, Inc. (a)	41
1		Five Prime Therapeutics, Inc. (a)	46
2		Flexion Therapeutics, Inc. (a)	40
7		Genmab A/S, (Denmark) (a)	1,097
46		Gilead Sciences, Inc.	3,324
2		Global Blood Therapeutics, Inc. (a)	30
3		Halozyme Therapeutics, Inc. (a)	28
1		Heron Therapeutics, Inc. (a)	15
4		Idera Pharmaceuticals, Inc. (a)	6
3		Immune Design Corp. (a)	17
4		Infinity Pharmaceuticals, Inc. (a)	6
3		Intercept Pharmaceuticals, Inc. (a)	345
3		Karyopharm Therapeutics, Inc. (a)	31
12		Kite Pharma, Inc. (a)	539
3		Lexicon Pharmaceuticals, Inc. (a)	46
2		Neurocrine Biosciences, Inc. (a)	88
1		Ophthotech Corp. (a)	4
1		Portola Pharmaceuticals, Inc. (a)	25
3		Proteostasis Therapeutics, Inc. (a)	39
2		Prothena Corp. plc, (Ireland) (a)	85
7		PTC Therapeutics, Inc. (a)	74
1		Puma Biotechnology, Inc. (a)	23
1		Ra Pharmaceuticals, Inc. (a)	11
1		Radius Health, Inc. (a)	46
1		Sage Therapeutics, Inc. (a)	64
2		Selecta Biosciences, Inc. (a)	36
1		Seres Therapeutics, Inc. (a)	9
35		Shire plc	1,982
7		Spark Therapeutics, Inc. (a)	346
15		Synergy Pharmaceuticals, Inc. (a)	89
—	(h)	TESARO, Inc. (a)	50
2		Tokai Pharmaceuticals, Inc. (a)	2
1		Ultragenyx Pharmaceutical, Inc. (a)	72
1		Versartis, Inc. (a)	18
20		Vertex Pharmaceuticals, Inc. (a)	1,487
3		Xencor, Inc. (a)	88
—	(h)	Zafgen, Inc. (a)	1

			17,233

		Health Care Equipment & Supplies — 0.4%
23		Abbott Laboratories	900
3		Align Technology, Inc. (a)	327
8		Baxter International, Inc.	350
2		Becton Dickinson and Co.	308

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Health Care Equipment & Supplies — continued
56		Boston Scientific Corp. (a)	1,214
—	(h)	Cooper Cos., Inc. (The)	21
1		Danaher Corp.	75
6		Essilor International SA, (France)	711
4		Halyard Health, Inc. (a)	150
3		Hologic, Inc. (a)	120
1		IDEXX Laboratories, Inc. (a)	164
2		Inogen, Inc. (a)	166
33		Novadaq Technologies, Inc., (Canada) (a)	233
4		Orthofix International NV (a)	151
6		Quidel Corp. (a)	130
8		St Shine Optical Co. Ltd., (Taiwan)	153
4		Surmodics, Inc. (a)	107
—	(h)	Utah Medical Products, Inc.	35
6		Wright Medical Group NV (a)	133
—	(h)	Zimmer Biomet Holdings, Inc.	39

			5,487

		Health Care Providers & Services — 1.7%
31		Acadia Healthcare Co., Inc. (a)	1,015
25		Aetna, Inc.	3,044
—	(h)	Anthem, Inc.	58
3		Cigna Corp.	387
6		Civitas Solutions, Inc. (a)	113
12		Cross Country Healthcare, Inc. (a)	187
15		Express Scripts Holding Co. (a)	1,025
4		Fresenius Medical Care AG & Co. KGaA, (Germany)	363
13		Fresenius SE & Co. KGaA, (Germany)	987
2		Genesis Healthcare, Inc. (a)	9
10		HCA Holdings, Inc. (a)	719
16		Healthways, Inc. (a)	355
8		Humana, Inc.	1,710
—	(h)	Laboratory Corp. of America Holdings (a)	28
2		Landauer, Inc.	75
1		McKesson Corp.	72
2		Molina Healthcare, Inc. (a)	84
5		Owens & Minor, Inc.	176
20		Qualicorp SA, (Brazil)	119
—	(h)	Quest Diagnostics, Inc.	38
17		Quorum Health Corp. (a)	126
57		Shanghai Pharmaceuticals Holding Co. Ltd., (China), Class H	130
82		Sinopharm Group Co. Ltd., (China), Class H	338
2		Surgical Care Affiliates, Inc. (a)	93

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
6	Triple-S Management Corp., (Puerto Rico), Class B (a)	127
66	UnitedHealth Group, Inc.	10,628
4	WellCare Health Plans, Inc. (a)	583

		22,589

	Health Care Technology — 0.0% (g)
5	HMS Holdings Corp. (a)	97
10	Veeva Systems, Inc., Class A (a)	418

		515

	Life Sciences Tools & Services — 0.1%
9	Agilent Technologies, Inc.	390
1	Cambrex Corp. (a)	33
10	Illumina, Inc. (a)	1,234
2	INC Research Holdings, Inc., Class A (a)	79
1	Thermo Fisher Scientific, Inc.	127

		1,863

	Pharmaceuticals — 2.5%
14	Allergan plc (a)	2,911
2	Amphastar Pharmaceuticals, Inc. (a)	42
61	Astellas Pharma, Inc., (Japan)	850
18	AstraZeneca plc, (United Kingdom)	991
3	Axsome Therapeutics, Inc. (a)	20
9	Bayer AG, (Germany)	922
42	Bristol-Myers Squibb Co.	2,467
36	Eli Lilly & Co.	2,678
54	GlaxoSmithKline plc, (United Kingdom)	1,035
2	Horizon Pharma plc (a)	26
21	Johnson & Johnson	2,362
49	Merck & Co., Inc.	2,896
1	Mylan NV (a)	32
20	Novartis AG, (Switzerland)	1,477
24	Novo Nordisk A/S, (Denmark), Class B	867
2	Pacira Pharmaceuticals, Inc. (a)	57
215	Pfizer, Inc.	6,972
1	Prestige Brands Holdings, Inc. (a)	38
1	Reata Pharmaceuticals, Inc., Class A (a)	29
16	Revance Therapeutics, Inc. (a)	329
14	Roche Holding AG, (Switzerland)	3,304
21	Sanofi, (France)	1,722
16	Teva Pharmaceutical Industries Ltd., (Israel), ADR	593
51	TherapeuticsMD, Inc. (a)	291

		32,911

	Total Health Care	80,598

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Industrials — 5.5%
		Aerospace & Defense — 0.6%
2		AAR Corp.	65
16		Airbus Group SE, (France)	1,029
6		Curtiss-Wright Corp.	602
15		DigitalGlobe, Inc. (a)	420
1		General Dynamics Corp.	254
1		Huntington Ingalls Industries, Inc.	151
2		L-3 Communications Holdings, Inc.	245
101		Meggitt plc, (United Kingdom)	571
1		Moog, Inc., Class A (a)	97
9		Northrop Grumman Corp.	2,045
8		Safran SA, (France)	586
1		Textron, Inc.	28
8		Thales SA, (France)	814
11		United Technologies Corp.	1,189

			8,096

		Air Freight & Logistics — 0.1%
1		Atlas Air Worldwide Holdings, Inc. (a)	35
—	(h)	United Parcel Service, Inc., Class B	46
43		Yamato Holdings Co. Ltd., (Japan)	872

			953

		Airlines — 0.7%
405		AirAsia Bhd., (Malaysia)	207
3		Alaska Air Group, Inc.	242
6		Copa Holdings SA, (Panama), Class A	545
84		Delta Air Lines, Inc.	4,113
35		Japan Airlines Co. Ltd., (Japan)	1,027
23		Southwest Airlines Co.	1,159
30		United Continental Holdings, Inc. (a)	2,154

			9,447

		Building Products — 0.5%
14		Allegion plc	894
194		China Lesso Group Holdings Ltd., (China)	125
5		Continental Building Products, Inc. (a)	114
20		Daikin Industries Ltd., (Japan)	1,814
16		Fortune Brands Home & Security, Inc.	860
3		Gibraltar Industries, Inc. (a)	126
1		Johnson Controls International plc	43
8		Lennox International, Inc.	1,258
28		Masco Corp.	876
4		Ply Gem Holdings, Inc. (a)	61

			6,171

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.3%
31	ACCO Brands Corp. (a)	400
20	Aggreko plc, (United Kingdom)	225
3	CECO Environmental Corp.	45
3	Deluxe Corp.	183
8	Ennis, Inc.	134
1	Essendant, Inc.	30
2	Interface, Inc.	29
2	VSE Corp.	94
30	Waste Connections, Inc., (Canada)	2,361
5	West Corp.	118

		3,619

	Construction & Engineering — 0.2%
5	EMCOR Group, Inc.	373
2	Fluor Corp.	83
5	Jacobs Engineering Group, Inc. (a)	291
137	Kajima Corp., (Japan)	946
3	MasTec, Inc. (a)	100
2	MYR Group, Inc. (a)	74
8	Quanta Services, Inc. (a)	265
99	Tekfen Holding A/S, (Turkey)	181

		2,313

	Electrical Equipment — 0.3%
5	Acuity Brands, Inc.	1,245
121	China High Speed Transmission Equipment Group Co. Ltd., (Hong Kong)	141
4	Eaton Corp. plc	258
3	EnerSys	266
8	Nidec Corp., (Japan)	723
2	Powell Industries, Inc.	67
16	Schneider Electric SE, (France)	1,089

		3,789

	Industrial Conglomerates — 1.0%
15	Carlisle Cos., Inc.	1,621
86	CK Hutchison Holdings Ltd., (Hong Kong)	970
100	General Electric Co.	3,154
46	Honeywell International, Inc.	5,331
26	KOC Holding A/S, (Turkey)	102
14	Siemens AG, (Germany)	1,662
112	Turkiye Sise ve Cam Fabrikalari A/S, (Turkey)	122

		12,962

	Machinery — 1.2%
6	Actuant Corp., Class A	159
8	Briggs & Stratton Corp.	173

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Machinery — continued
1		Cummins, Inc.	102
—	(h)	Deere & Co.	42
69		DMG Mori Co. Ltd., (Japan)	834
7		Douglas Dynamics, Inc.	225
8		Dover Corp.	630
5		FANUC Corp., (Japan)	770
—	(h)	Fortive Corp.	19
1		Graham Corp.	19
—	(h)	Hurco Cos., Inc.	14
—	(h)	Hyster-Yale Materials Handling, Inc.	20
2		Hyundai Heavy Industries Co. Ltd., (South Korea) (a)	232
12		Illinois Tool Works, Inc.	1,476
1		Ingersoll-Rand plc	94
—	(h)	Joy Global, Inc.	12
2		Kadant, Inc.	104
1		Kennametal, Inc.	20
25		Komatsu Ltd., (Japan)	555
65		Kubota Corp., (Japan)	926
15		Makita Corp., (Japan)	969
4		Middleby Corp. (The) (a)	541
14		PACCAR, Inc.	923
4		Parker-Hannifin Corp.	507
—	(h)	Pentair plc, (United Kingdom)	24
4		SMC Corp., (Japan)	952
3		Snap-on, Inc.	554
29		Stanley Black & Decker, Inc.	3,348
1		Wabash National Corp. (a)	19
8		WABCO Holdings, Inc. (a)	825
15		Wartsila OYJ Abp, (Finland)	659

			15,747

		Marine — 0.0% (g)
7		Matson, Inc.	230

		Professional Services — 0.1%
17		Acacia Research Corp. (a)	108
5		Barrett Business Services, Inc.	297
6		Equifax, Inc.	667
3		Franklin Covey Co. (a)	51
7		Huron Consulting Group, Inc. (a)	366
1		Insperity, Inc.	64
1		TriNet Group, Inc. (a)	17
3		WageWorks, Inc. (a)	181

			1,751

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.2%
3	ArcBest Corp.	76
5	Canadian Pacific Railway Ltd., (Canada)	713
2	Norfolk Southern Corp.	255
8	Old Dominion Freight Line, Inc. (a)	699
5	Swift Transportation Co. (a)	129
12	Union Pacific Corp.	1,247
7	USA Truck, Inc. (a)	57

		3,176

	Trading Companies & Distributors — 0.3%
2	Applied Industrial Technologies, Inc.	106
3	DXP Enterprises, Inc. (a)	120
23	HD Supply Holdings, Inc. (a)	974
55	Mitsubishi Corp., (Japan)	1,168
9	MRC Global, Inc. (a)	184
3	NOW, Inc. (a)	58
7	Titan Machinery, Inc. (a)	97
21	Travis Perkins plc, (United Kingdom)	373
3	United Rentals, Inc. (a)	317
4	WESCO International, Inc. (a)	259
17	Wolseley plc, (Switzerland)	1,031

		4,687

	Transportation Infrastructure — 0.0% (g)
108	COSCO SHIPPING Ports Ltd., (China)	108
178	Shenzhen Expressway Co. Ltd., (China), Class H	152
130	Zhejiang Expressway Co. Ltd., (China), Class H	124

		384

	Total Industrials	73,325

	Information Technology — 9.5%
	Communications Equipment — 0.4%
158	Accton Technology Corp., (Taiwan)	248
6	Arista Networks, Inc. (a)	611
2	Bel Fuse, Inc., Class B	71
3	Black Box Corp.	47
165	BYD Electronic International Co. Ltd., (China)	129
37	Cisco Systems, Inc.	1,103
8	Harris Corp.	861
4	InterDigital, Inc.	375
3	NETGEAR, Inc. (a)	149
4	Palo Alto Networks, Inc. (a)	526
4	Plantronics, Inc.	241
4	Quantenna Communications, Inc. (a)	75
2	Ubiquiti Networks, Inc. (a)	129
47	Wistron NeWeb Corp., (Taiwan)	125

		4,690

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Electronic Equipment, Instruments & Components — 0.7%
43		AAC Technologies Holdings, Inc., (China)	385
16		Amphenol Corp., Class A	1,093
8		Arrow Electronics, Inc. (a)	592
5		Benchmark Electronics, Inc. (a)	160
—	(h)	Coherent, Inc. (a)	62
56		Corning, Inc.	1,348
87		Elite Material Co. Ltd., (Taiwan)	242
80		FLEXium Interconnect, Inc., (Taiwan)	210
189		Hon Hai Precision Industry Co. Ltd., (Taiwan)	492
31		InvenSense, Inc. (a)	398
3		Keyence Corp., (Japan)	2,053
46		Kingboard Chemical Holdings Ltd., (Hong Kong)	139
85		Kingboard Laminates Holdings Ltd., (Hong Kong)	83
4		Largan Precision Co. Ltd., (Taiwan)	466
18		LG Display Co. Ltd., (South Korea) (a)	469
36		Merry Electronics Co. Ltd., (Taiwan)	134
9		Partron Co. Ltd., (South Korea)	80
3		Sanmina Corp. (a)	118
28		Sunny Optical Technology Group Co. Ltd., (China)	122
9		TE Connectivity Ltd.	615
1		Tech Data Corp. (a)	44
338		Truly International Holdings Ltd., (Hong Kong)	131
8		Vishay Intertechnology, Inc.	127
58		Zhen Ding Technology Holding Ltd., (Taiwan)	114

			9,677

		Internet Software & Services — 2.1%
7		Alibaba Group Holding Ltd., (China), ADR (a)	637
5		Alphabet, Inc., Class A (a)	3,951
13		Alphabet, Inc., Class C (a)	10,174
4		Baidu, Inc., (China), ADR (a)	687
38		Bazaarvoice, Inc. (a)	186
3		CoStar Group, Inc. (a)	499
2		Coupa Software, Inc. (a)	53
4		DHI Group, Inc. (a)	26
17		EarthLink Holdings Corp.	99
41		eBay, Inc. (a)	1,226
64		Facebook, Inc., Class A (a)	7,406
28		GoDaddy, Inc., Class A (a)	983
3		Intralinks Holdings, Inc. (a)	34
2		Liquidity Services, Inc. (a)	20
4		MINDBODY, Inc., Class A (a)	80
3		NetEase, Inc., (China), ADR	579

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — continued
3		Nutanix, Inc., Class A (a)	83
7		RetailMeNot, Inc. (a)	63
31		Tencent Holdings Ltd., (China)	754
7		Web.com Group, Inc. (a)	146
1		Xactly Corp. (a)	14

			27,700

		IT Services — 1.3%
17		Accenture plc, Class A	2,001
12		Capgemini SA, (France)	983
1		Cognizant Technology Solutions Corp., Class A (a)	64
7		Computer Sciences Corp.	422
4		Convergys Corp.	100
4		CSG Systems International, Inc.	206
1		Euronet Worldwide, Inc. (a)	45
1		EVERTEC, Inc., (Puerto Rico)	14
19		Fidelity National Information Services, Inc.	1,445
—	(h)	International Business Machines Corp.	74
26		Mastercard, Inc., Class A	2,651
46		PayPal Holdings, Inc. (a)	1,805
2		Science Applications International Corp.	163
88		TravelSky Technology Ltd., (China), Class H	184
15		Unisys Corp. (a)	228
21		Vantiv, Inc., Class A (a)	1,252
68		Visa, Inc., Class A	5,291
1		WEX, Inc. (a)	93

			17,021

		Semiconductors & Semiconductor Equipment — 2.0%
4		Advanced Energy Industries, Inc. (a)	244
8		Alpha & Omega Semiconductor Ltd. (a)	162
24		Analog Devices, Inc.	1,750
57		Applied Materials, Inc.	1,831
19		ASML Holding NV, (Netherlands)	2,083
33		Broadcom Ltd., (Singapore)	5,756
8		Cohu, Inc.	104
61		Infineon Technologies AG, (Germany)	1,060
7		Integrated Device Technology, Inc. (a)	170
4		Intersil Corp., Class A	97
237		King Yuan Electronics Co. Ltd., (Taiwan) (a)	185
7		KLA-Tencor Corp.	564
12		Lam Research Corp.	1,306
3		MaxLinear, Inc., Class A (a)	61
11		NVIDIA Corp.	1,188
10		NXP Semiconductors NV, (Netherlands) (a)	980

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Semiconductors & Semiconductor Equipment — continued
21		ON Semiconductor Corp. (a)	272
99		Powertech Technology, Inc., (Taiwan)	266
24		QUALCOMM, Inc.	1,533
41		Realtek Semiconductor Corp., (Taiwan)	129
—	(h)	Silicon Laboratories, Inc. (a)	29
11		Silicon Motion Technology Corp., (Taiwan), ADR	449
16		SK Hynix, Inc., (South Korea) (a)	572
4		Synaptics, Inc. (a)	228
53		Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	1,510
1		Tessera Holding Corp.	60
48		Texas Instruments, Inc.	3,480
9		Tokyo Electron Ltd., (Japan)	875
49		Win Semiconductors Corp., (Taiwan) (a)	138
13		Xcerra Corp. (a)	100
336		Xinyi Solar Holdings Ltd., (China)	109

			27,291

		Software — 1.9%
5		ACI Worldwide, Inc. (a)	99
14		Activision Blizzard, Inc.	502
23		Adobe Systems, Inc. (a)	2,391
7		Aspen Technology, Inc. (a)	394
3		Barracuda Networks, Inc. (a)	68
—	(h)	Blackline, Inc. (a)	11
—	(h)	Com2uSCorp, (South Korea)	8
21		Electronic Arts, Inc. (a)	1,653
2		Fair Isaac Corp.	227
8		Guidewire Software, Inc. (a)	407
1		Manhattan Associates, Inc. (a)	56
6		Mentor Graphics Corp.	231
192		Microsoft Corp.	11,919
2		NCSoft Corp., (South Korea) (a)	414
5		Nuance Communications, Inc. (a)	80
21		Oracle Corp.	812
5		Progress Software Corp.	154
1		Qualys, Inc. (a)	34
10		salesforce.com, Inc. (a)	669
14		SAP SE, (Germany)	1,171
10		ServiceNow, Inc. (a)	733
12		Splunk, Inc. (a)	631
12		Symantec Corp.	279
14		Take-Two Interactive Software, Inc. (a)	678
3		VASCO Data Security International, Inc. (a)	38
11		VMware, Inc., Class A (a)	858

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — continued
4		Workday, Inc., Class A (a)	292
5		Zix Corp. (a)	26

			24,835

		Technology Hardware, Storage & Peripherals — 1.1%
76		Apple, Inc.	8,844
31		Catcher Technology Co. Ltd., (Taiwan)	214
52		Hewlett Packard Enterprise Co.	1,192
95		HP, Inc.	1,416
126		Micro-Star International Co. Ltd., (Taiwan)	286
6		NCR Corp. (a)	223
12		NetApp, Inc.	434
97		Pegatron Corp., (Taiwan)	231
2		Samsung Electronics Co. Ltd., (South Korea)	2,523

			15,363

		Total Information Technology	126,577

		Materials — 2.1%
		Chemicals — 0.6%
9		AdvanSix, Inc. (a)	203
14		Akzo Nobel NV, (Netherlands)	889
2		Cabot Corp.	96
13		Chr Hansen Holding A/S, (Denmark)	725
3		Dow Chemical Co. (The)	154
17		Eastman Chemical Co.	1,248
24		EI du Pont de Nemours & Co.	1,783
2		Hyosung Corp., (South Korea) (a)	249
2		Koppers Holdings, Inc. (a)	64
3		Minerals Technologies, Inc.	205
—	(h)	Monsanto Co.	33
19		Mosaic Co. (The)	563
5		Nitto Denko Corp., (Japan)	352
6		OMNOVA Solutions, Inc. (a)	61
11		Rayonier Advanced Materials, Inc.	165
12		Shin-Etsu Chemical Co. Ltd., (Japan)	960
182		Sinopec Shanghai Petrochemical Co. Ltd., (China), Class H	98
1		SK Materials Co. Ltd., (South Korea) (a)	154
3		Trinseo SA	188

			8,190

		Construction Materials — 0.3%
166		Anhui Conch Cement Co. Ltd., (China), Class H	448
9		Eagle Materials, Inc.	900
1		Forterra, Inc. (a)	26
8		Imerys SA, (France)	584

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Construction Materials — continued
7		LafargeHolcim Ltd., (Switzerland) (a)	375
9		LafargeHolcim Ltd., (Switzerland) (a)	485
3		Martin Marietta Materials, Inc.	720
5		Vulcan Materials Co.	633

			4,171

		Containers & Packaging — 0.3%
12		Ball Corp.	866
2		Berry Plastics Group, Inc. (a)	73
11		Crown Holdings, Inc. (a)	566
45		Graphic Packaging Holding Co.	556
1		Myers Industries, Inc.	11
1		Sealed Air Corp.	66
27		WestRock Co.	1,358

			3,496

		Metals & Mining — 0.8%
7		AK Steel Holding Corp. (a)	76
4		Alcoa Corp.	115
49		BHP Billiton Ltd., (Australia)	881
1		Carpenter Technology Corp.	45
1		Commercial Metals Co.	26
218		Eregli Demir ve Celik Fabrikalari TAS, (Turkey)	317
152		Glencore plc, (Switzerland) (a)	514
103		Grupo Mexico SAB de CV, (Mexico), Series B	282
78		Hoa Phat Group JSC, (Vietnam)	147
13		KGHM Polska Miedz SA, (Poland)	287
22		Magnitogorsk Iron & Steel OJSC, (Russia), Reg. S, GDR	154
28		MMC Norilsk Nickel PJSC, (Russia), ADR	460
12		Newmont Mining Corp.	394
42		Nippon Steel & Sumitomo Metal Corp., (Japan)	935
251		Norsk Hydro ASA, (Norway)	1,199
6		Nucor Corp.	357
2		Olympic Steel, Inc.	42
3		POSCO, (South Korea)	533
16		Rio Tinto Ltd., (United Kingdom)	680
48		Rio Tinto plc, (United Kingdom)	1,814
—	(h)	Ryerson Holding Corp. (a)	6
10		Severstal PJSC, (Russia), Reg. S, GDR	158
13		Steel Dynamics, Inc.	473
5		United States Steel Corp.	180
57		Vale SA, (Brazil), ADR	436
4		Worthington Industries, Inc.	196

			10,707

SHARES		SECURITY DESCRIPTION	VALUE($)

		Paper & Forest Products — 0.1%
1		Domtar Corp.	38
19		KapStone Paper and Packaging Corp.	425
168		Lee & Man Paper Manufacturing Ltd., (Hong Kong)	129
159		Nine Dragons Paper Holdings Ltd., (Hong Kong)	144
32		UPM-Kymmene OYJ, (Finland)	780

			1,516

		Total Materials	28,080

		Real Estate — 1.3%
		Equity Real Estate Investment Trusts (REITs) — 0.9%
2		American Assets Trust, Inc.	98
28		American Homes 4 Rent, Class A	588
10		American Tower Corp.	1,025
—	(h)	Armada Hoffler Properties, Inc.	4
8		Ashford Hospitality Trust, Inc.	60
4		AvalonBay Communities, Inc.	684
23		Brixmor Property Group, Inc.	558
—	(h)	Camden Property Trust	14
2		CBL & Associates Properties, Inc.	29
5		CoreSite Realty Corp.	357
2		CubeSmart	44
1		CyrusOne, Inc.	22
2		DCT Industrial Trust, Inc.	94
2		DiamondRock Hospitality Co.	28
7		EastGroup Properties, Inc.	486
505		Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, (Turkey)	428
—	(h)	EPR Properties	7
—	(h)	Equinix, Inc.	111
5		Equity Commonwealth (a)	136
1		Equity LifeStyle Properties, Inc.	45
1		Equity One, Inc.	16
—	(h)	Essex Property Trust, Inc.	44
1		First Industrial Realty Trust, Inc.	34
2		Franklin Street Properties Corp.	27
—	(h)	Gladstone Commercial Corp.	10
239		Goodman Group, (Australia)	1,227
2		Government Properties Income Trust	43
3		Gramercy Property Trust	28
2		HCP, Inc.	70
4		Hersha Hospitality Trust	91
1		Highwoods Properties, Inc.	46
2		Hospitality Properties Trust	79
28		Kimco Realty Corp.	705

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Equity Real Estate Investment Trusts (REITs) — continued
31		Klepierre, (France)	1,217
1		Liberty Property Trust	48
4		LTC Properties, Inc.	182
—	(h)	Macerich Co. (The)	9
2		Mack-Cali Realty Corp.	63
1		Mid-America Apartment Communities, Inc.	70
2		Monogram Residential Trust, Inc.	23
—	(h)	National Retail Properties, Inc.	13
19		Outfront Media, Inc.	470
1		Pennsylvania REIT	24
3		Potlatch Corp.	142
2		Prologis, Inc.	124
—	(h)	PS Business Parks, Inc.	50
1		Public Storage	112
4		Ramco-Gershenson Properties Trust	74
27		Rayonier, Inc.	705
1		Regency Centers Corp.	36
12		RLJ Lodging Trust	285
1		Saul Centers, Inc.	80
1		Silver Bay Realty Trust Corp.	9
1		Simon Property Group, Inc.	146
1		SL Green Realty Corp.	65
2		Spirit Realty Capital, Inc.	21
2		STORE Capital Corp.	48
1		Summit Hotel Properties, Inc.	12
1		Taubman Centers, Inc.	59
11		VEREIT, Inc.	91
12		Weyerhaeuser Co.	346

			11,762

		Real Estate Management & Development — 0.4%
284		Aldar Properties PJSC, (United Arab Emirates)	203
1		Alexander & Baldwin, Inc.	32
39		CBRE Group, Inc., Class A (a)	1,236
109		Cheung Kong Property Holdings Ltd., (Hong Kong)	666
172		China Overseas Land & Investment Ltd., (China)	452
250		China Resources Land Ltd., (China)	559
13		China Vanke Co. Ltd., (China), Class H	29
257		Emaar Properties PJSC, (United Arab Emirates)	498
10		Forestar Group, Inc. (a)	130
116		Hang Lung Properties Ltd., (Hong Kong)	245
80		Mitsui Fudosan Co. Ltd., (Japan)	1,852
—	(h)	St Joe Co. (The) (a)	9

			5,911

		Total Real Estate	17,673

SHARES		SECURITY DESCRIPTION	VALUE($)

		Telecommunication Services — 0.9%
		Diversified Telecommunication Services — 0.6%
50		AT&T, Inc.	2,124
183		BT Group plc, (United Kingdom)	828
3		CenturyLink, Inc.	76
3		Cincinnati Bell, Inc. (a)	62
1		General Communication, Inc., Class A (a)	11
—	(h)	KT Corp., (South Korea) (a)	7
13		LG Uplus Corp., (South Korea) (a)	126
27		Nippon Telegraph & Telephone Corp., (Japan)	1,149
1,209		Telecom Italia SpA, (Italy) (a)	1,067
40		Verizon Communications, Inc.	2,114
23		Windstream Holdings, Inc.	166

			7,730

		Wireless Telecommunication Services — 0.3%
30		KDDI Corp., (Japan)	750
46		Mobile TeleSystems PJSC, (Russia), ADR	421
13		Sprint Corp. (a)	108
8		T-Mobile US, Inc. (a)	465
806		Vodafone Group plc, (United Kingdom)	1,983

			3,727

		Total Telecommunication Services	11,457

		Utilities — 1.2%
		Electric Utilities — 0.9%
14		American Electric Power Co., Inc.	862
9		Duke Energy Corp.	722
30		Edison International	2,145
49		EDP — Energias do Brasil SA, (Brazil)	203
2		El Paso Electric Co.	115
236		Enel SpA, (Italy)	1,039
10		Eversource Energy	569
1		FirstEnergy Corp.	31
12		Korea Electric Power Corp., (South Korea) (a)	431
17		NextEra Energy, Inc.	1,973
20		PG&E Corp.	1,226
3		Pinnacle West Capital Corp.	254
2		PNM Resources, Inc.	63
4		Portland General Electric Co.	188
2		Spark Energy, Inc., Class A	58
119		Tenaga Nasional Bhd., (Malaysia)	369
21		Transmissora Alianca de Energia Eletrica SA, (Brazil)	136
34		Xcel Energy, Inc.	1,392

			11,776

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Gas Utilities — 0.1%
256	China Resources Gas Group Ltd., (China)	717
1	Southwest Gas Corp.	94
1	Spire, Inc.	93
10	UGI Corp.	443

		1,347

	Independent Power & Renewable Electricity Producers — 0.1%
34	AES Corp.	399
29	Atlantic Power Corp. (a)	73
491	China Power International Development Ltd., (China)	177
12	Dynegy, Inc. (a)	105
428	Huadian Power International Corp. Ltd., (China), Class H	193
432	Huaneng Power International, Inc., (China), Class H	285
1	Ormat Technologies, Inc.	74

		1,306

	Multi-Utilities — 0.1%
7	Ameren Corp.	360
1	Avista Corp.	25
8	CMS Energy Corp.	329
12	MDU Resources Group, Inc.	342
1	NorthWestern Corp.	39
5	Sempra Energy	503

		1,598

	Water Utilities — 0.0% (g)
5	American States Water Co.	239
26	Cia de Saneamento Basico do Estado de Sao Paulo, (Brazil), ADR (a)	228

		467

	Total Utilities	16,494

	Total Common Stocks (Cost $520,494)	667,980

Preferred Stocks — 0.2%
	Consumer Staples — 0.2%
	Household Products — 0.2%
16	Henkel AG & Co. KGaA, (Germany)	1,885

	Materials — 0.0% (g)
	Chemicals — 0.0% (g)
19	Braskem SA, (Brazil), Class A	198

	Metals & Mining — 0.0% (g)
77	Metalurgica Gerdau SA, (Brazil)	113

	Total Materials	311

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
51	Cia Energetica de Minas Gerais, (Brazil)	122

	Total Preferred Stocks (Cost $1,555)	2,318

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 2.8%
	ACE Securities Corp. Home Equity Loan Trust,
215	Series 2004-HE3, Class M3, VAR, 1.836%, 11/25/34	198
550	Series 2004-OP1, Class M3, VAR, 2.631%, 04/25/34	505
	Air Canada Pass-Through Trust, (Canada),
30	Series 2013-1, Class A, 4.125%, 05/15/25 (e)	31
82	Series 2015-1, Class A, 3.600%, 03/15/27 (e)	81
	Ally Auto Receivables Trust,
132	Series 2015-1, Class A3, 1.390%, 09/16/19	132
27	Series 2015-SN1, Class A3, 1.210%, 12/20/17	27
	American Airlines Pass-Through Trust,
14	Series 2011-1, Class A, 5.250%, 01/31/21	14
320	Series 2013-2, Class A, 4.950%, 01/15/23	341
180	Series 2016-3, Class AA, 3.000%, 10/15/28	171
257	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	257
75	AmeriCredit Automobile Receivables, Series 2015-4, Class A3, 1.700%, 07/08/20	75
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
415	Series 2002-2, Class M3, VAR, 3.411%, 08/25/32	412
473	Series 2003-9, Class M2, VAR, 3.606%, 09/25/33	452
450	Series 2003-10, Class M1, VAR, 1.806%, 12/25/33	426
410	Series 2003-10, Class M2, VAR, 3.306%, 12/25/33	398
469	Series 2004-R1, Class M1, VAR, 1.551%, 02/25/34	435
221	Series 2004-R1, Class M6, VAR, 2.826%, 02/25/34	216
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
115	Series 2004-W3, Class A3, VAR, 1.576%, 02/25/34	105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
170	Series 2004-W3, Class M3, VAR, 3.456%, 02/25/34	155
418	Series 2004-W4, Class A, VAR, 1.276%, 03/25/34	392
190	Series 2004-W6, Class M4, VAR, 3.606%, 05/25/34	172
610	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1, VAR, 1.754%, 01/15/34	592
135	AXIS Equipment Finance Receivables IV LLC, Series 2016-1A, Class A, 2.210%, 11/20/21 (e)	135
300	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	300
380	Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, VAR, 1.956%, 08/25/34	355
100	BMW Vehicle Lease Trust, Series 2015-2, Class A3, 1.400%, 09/20/18	100
62	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	62
130	Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 09/20/19	130
	CarMax Auto Owner Trust,
8	Series 2013-4, Class A3, 0.800%, 07/16/18	8
118	Series 2014-2, Class A3, 0.980%, 01/15/19	118
117	Series 2015-2, Class A3, 1.370%, 03/16/20	117
	CDC Mortgage Capital Trust,
389	Series 2003-HE1, Class M1, VAR, 2.106%, 08/25/33	375
9	Series 2003-HE3, Class M2, VAR, 3.381%, 11/25/33	8
251	CHEC Loan Trust, Series 2004-2, Class M3, VAR, 2.006%, 04/25/34	216
14	Citi Held For Asset Issuance, Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	13
	Citibank Credit Card Issuance Trust,
150	Series 2007-A8, Class A8, 5.650%, 09/20/19	154
200	Series 2014-A8, Class A8, 1.730%, 04/09/20	201
250	Series 2016-A1, Class A1, 1.750%, 11/19/21	249
	CNH Equipment Trust,
2	Series 2013-C, Class A3, 1.020%, 08/15/18	2
22	Series 2013-D, Class A3, 0.770%, 10/15/18	22
52	Series 2014-A, Class A3, 0.840%, 05/15/19	52
129	Series 2014-B, Class A3, 0.910%, 05/15/19	129
45	Commonwealth Edison Co., 4.350%, 11/15/45	47

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Countrywide Asset-Backed Certificates,
218	Series 2003-BC4, Class M2, VAR, 2.106%, 06/25/33	210
276	Series 2003-BC6, Class M2, VAR, 2.481%, 10/25/33	257
276	Series 2004-BC1, Class M3, VAR, 2.856%, 10/25/33	245
461	Series 2004-SD2, Class M1, VAR, 1.376%, 06/25/33 (e)	448
	CPS Auto Receivables Trust,
12	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	12
127	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	127
71	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	71
	Credit Suisse First Boston Mortgage Securities Corp.,
3	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	3
28	Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	30
	Credit-Based Asset Servicing & Securitization LLC,
256	Series 2003-CB5, Class M2, VAR, 3.231%, 11/25/33	250
747	Series 2004-CB4, Class A5, SUB, 4.863%, 05/25/35	752
279	Series 2004-CB6, Class M3, VAR, 2.856%, 07/25/35	265
46	CVS Pass-Through Trust, 6.943%, 01/10/30	54
	CWABS, Inc. Asset-Backed Certificates,
280	Series 2003-5, Class MF2, VAR, 5.369%, 11/25/33	244
376	Series 2003-BC1, Class A1, VAR, 1.556%, 03/25/33	357
	CWABS, Inc. Asset-Backed Certificates Trust,
436	Series 2004-5, Class M3, VAR, 2.481%, 07/25/34	400
393	Series 2004-6, Class M2, VAR, 1.731%, 10/25/34	371
	Delta Air Lines Pass-Through Trust,
79	Series 2007-1, Class A, 6.821%, 08/10/22	91
9	Series 2010-2, Class A, 4.950%, 05/23/19	10
9	Series 2011-1, Class A, 5.300%, 04/15/19	9
250	Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.450%, 03/15/21	250
68	DT Auto Owner Trust, Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	68
1,014	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 08/25/33	1,017

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Exeter Automobile Receivables Trust,
16	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	16
72	Series 2015-3A, Class A, 2.000%, 03/16/20 (e)	72
159	Fifth Third Auto Trust, Series 2015-1, Class A3, 1.420%, 03/16/20	159
272	First Franklin Mortgage Loan Trust, Series 2006-FF8, Class IIA3, VAR, 0.906%, 07/25/36	261
	Flagship Credit Auto Trust,
47	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	47
92	Series 2016-2, Class A1, 2.280%, 05/15/20 (e)	92
80	Florida Power & Light Co., 3.125%, 12/01/25	81
	Ford Credit Auto Owner Trust,
5	Series 2013-D, Class A3, 0.670%, 04/15/18	5
56	Series 2014-B, Class A3, 0.900%, 10/15/18	55
69	Series 2015-A, Class A3, 1.280%, 09/15/19	69
155	Series 2015-B, Class A3, 1.160%, 11/15/19	155
167	Series 2015-C, Class A3, 1.410%, 02/15/20	167
	Fremont Home Loan Trust,
93	Series 2003-B, Class M2, VAR, 3.186%, 12/25/33	92
1,121	Series 2004-A, Class M1, VAR, 1.581%, 01/25/34	1,028
171	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	171
	GLS Auto Receivables Trust,
80	Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	80
624	Series 2016-1A, Class A, 2.730%, 10/15/20 (e)	623
	GM Financial Automobile Leasing Trust,
107	Series 2015-1, Class A3, 1.530%, 09/20/18	107
65	Series 2015-3, Class A3, 1.690%, 03/20/19	65
143	Harley-Davidson Motorcycle Trust, Series 2015-2, Class A3, 1.300%, 03/16/20	143
	Home Equity Asset Trust,
382	Series 2002-1, Class M2, VAR, 2.656%, 11/25/32	335
537	Series 2004-3, Class M1, VAR, 1.611%, 08/25/34	497
91	Series 2004-6, Class M2, VAR, 1.656%, 12/25/34	80
137	Series 2005-7, Class 2A4, VAR, 1.136%, 01/25/36	137

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

391	Series 2007-2, Class 2A2, VAR, 0.941%, 07/25/37	382
293	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, VAR, 1.956%, 11/25/34	266
	Honda Auto Receivables Owner Trust,
20	Series 2014-1, Class A3, 0.670%, 11/21/17	20
67	Series 2014-2, Class A3, 0.770%, 03/19/18	66
196	Series 2016-3, Class A3, 1.160%, 05/18/20	195
	Hyundai Auto Receivables Trust,
18	Series 2014-A, Class A3, 0.790%, 07/16/18	18
85	Series 2014-B, Class A3, 0.900%, 12/17/18	85
103	Series 2015-C, Class A3, 1.460%, 02/18/20	103
96	John Deere Owner Trust, Series 2015-B, Class A3, 1.440%, 10/15/19	96
	Long Beach Mortgage Loan Trust,
546	Series 2001-2, Class M1, VAR, 1.316%, 07/25/31	527
148	Series 2003-4, Class M2, VAR, 3.381%, 08/25/33	145
79	Mastr Asset-Backed Securities Trust, Series 2004-OPT1, Class M2, VAR, 2.406%, 02/25/34	77
	Merrill Lynch Mortgage Investors Trust,
650	Series 2002-NC1, Class M1, VAR, 1.806%, 05/25/33	605
112	Series 2003-OPT1, Class M1, VAR, 1.731%, 07/25/34	104
436	Series 2005-FM1, Class M1, VAR, 1.236%, 05/25/36	403
653	Series 2005-NC1, Class M2, VAR, 1.836%, 10/25/35	601
	Morgan Stanley ABS Capital I, Inc. Trust,
248	Series 2004-NC2, Class M2, VAR, 2.556%, 12/25/33	232
406	Series 2005-HE1, Class M3, VAR, 1.536%, 12/25/34	334
236	Series 2005-HE1, Class M4, VAR, 1.836%, 12/25/34	198
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
357	Series 2002-AM3, Class A3, VAR, 1.736%, 02/25/33	338
272	Series 2002-AM3, Class M1, VAR, 2.181%, 02/25/33	262
	New Century Home Equity Loan Trust,
333	Series 2003-5, Class M1, SUB, 5.176%, 11/25/33	327
533	Series 2003-6, Class M1, VAR, 1.836%, 01/25/34	499

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
735		Series 2004-4, Class M1, VAR, 1.521%, 02/25/35	684
250		Series 2005-1, Class M1, VAR, 1.431%, 03/25/35	235
300		Nissan Auto Lease Trust, Series 2015-A, Class A3, 1.400%, 06/15/18	300
		Nissan Auto Receivables Owner Trust,
25		Series 2013-C, Class A3, 0.670%, 08/15/18	25
35		Series 2014-A, Class A3, 0.720%, 08/15/18	35
55		Series 2015-C, Class A3, 1.370%, 05/15/20	55
34		Northwest Airlines Pass-Through Trust, Series 2007-1, Class A, 7.027%, 11/01/19	38
		NovaStar Mortgage Funding Trust,
383		Series 2003-2, Class M2, VAR, 3.531%, 09/25/33	367
234		Series 2003-3, Class M1, VAR, 1.506%, 12/25/33	216
40		Oglethorpe Power Corp., 4.250%, 04/01/46	38
219		OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	219
		Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
340		Series 2003-2, Class M1, VAR, 1.731%, 04/25/33	314
749		Series 2003-4, Class M1, VAR, 1.776%, 07/25/33	688
440		Series 2003-5, Class A3, VAR, 1.656%, 08/25/33	425
847		Option One Mortgage Loan Trust, Series 2004-2, Class M2, VAR, 2.331%, 05/25/34	751
500		Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, VAR, 2.001%, 01/25/36	460
250		Purchasing Power Funding LLC, Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	250
30		RAMP Trust, Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	31
		RASC Trust,
—	(h)	Series 2001-KS3, Class AII, VAR, 1.216%, 09/25/31	—	(h)
42		Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	43
826		Series 2005-EMX1, Class M1, VAR, 1.401%, 03/25/35	778
1,853		Renaissance Home Equity Loan Trust, Series 2003-2, Class M1, VAR, 1.994%, 08/25/33	1,736
		Saxon Asset Securities Trust,
104		Series 2000-2, Class MF2, VAR, 8.053%, 07/25/30	89

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

16	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	16
338	Series 2003-2, Class M2, VAR, 3.381%, 06/25/33	321
580	Series 2003-3, Class M1, VAR, 1.731%, 12/25/33	551
246	Series 2004-2, Class MV2, VAR, 2.556%, 08/25/35	237
88	SoFi Consumer Loan Program LLC, Series 2016-2, Class A, 3.090%, 10/27/25 (e)	88
456	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.656%, 11/25/34	428
	Structured Asset Investment Loan Trust,
143	Series 2003-BC3, Class M1, VAR, 2.181%, 04/25/33	141
603	Series 2003-BC11, Class M1, VAR, 1.731%, 10/25/33	592
477	Series 2004-6, Class M2, VAR, 2.706%, 07/25/34	453
86	Series 2004-7, Class M1, VAR, 1.806%, 08/25/34	79
352	Series 2004-7, Class M2, VAR, 1.881%, 08/25/34	325
336	Series 2004-8, Class M2, VAR, 1.686%, 09/25/34	302
153	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 1.026%, 05/25/31 (e)	90
29	Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3, 0.670%, 12/15/17	29
	United Airlines Pass-Through Trust,
125	Series 2016-1, Class A, 3.450%, 07/07/28	122
25	Series 2016-1, Class AA, 3.100%, 07/07/28	24
140	Series 2016-2, Class AA, 2.875%, 10/07/28	132
55	US Airways Pass-Through Trust, Series 2013-1, Class A, 3.950%, 11/15/25	56
80	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	80
28	Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A3, 0.700%, 04/20/18	28
115	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	116
81	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	81
115	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	115
30	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	30

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
190	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	190
136	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	136
100	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	100
96	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	96
194	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class M8A, VAR, 5.256%, 10/25/34 (e)	180
	World Omni Auto Receivables Trust,
52	Series 2015-A, Class A3, 1.340%, 05/15/20	52
86	Series 2015-B, Class A3, 1.490%, 12/15/20	86
121	World Omni Automobile Lease Securitization Trust, Series 2015-A, Class A3, 1.540%, 10/15/18	121

	Total Asset-Backed Securities (Cost $36,394)	37,515

Collateralized Mortgage Obligations — 4.9%
	Alternative Loan Trust,
432	Series 2004-27CB, Class A1, 6.000%, 12/25/34	427
37	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	36
152	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	148
547	Series 2005-21CB, Class A17, 6.000%, 06/25/35	547
	Banc of America Alternative Loan Trust,
112	Series 2004-6, Class 4A1, 5.000%, 07/25/19	113
102	Series 2004-9, Class 4A1, 5.500%, 10/25/19	102
246	Series 2006-5, Class 3A1, 6.000%, 06/25/46	241
	Bear Stearns ALT-A Trust,
62	Series 2004-6, Class 1A, VAR, 1.396%, 07/25/34	61
514	Series 2005-4, Class 23A2, VAR, 2.993%, 05/25/35	504
192	Series 2005-7, Class 12A3, VAR, 1.436%, 08/25/35	181
	CHL Mortgage Pass-Through Trust,
113	Series 2005-21, Class A2, 5.500%, 10/25/35	108
127	Series 2006-21, Class A14, 6.000%, 02/25/37	111

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

368		Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.930%, 10/25/35	368
		Citigroup Mortgage Loan Trust, Inc.,
16		Series 2003-1, Class 3A4, 5.250%, 09/25/33	16
377		Series 2005-4, Class A, VAR, 3.043%, 08/25/35	370
29		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	29
123		FHLMC — GNMA, Series 31, Class Z, 8.000%, 04/25/24	140
		FHLMC REMIC,
2		Series 1087, Class I, 8.500%, 06/15/21	3
2		Series 1136, Class H, 6.000%, 09/15/21	2
48		Series 1617, Class PM, 6.500%, 11/15/23	54
43		Series 1710, Class GH, 8.000%, 04/15/24	48
31		Series 1732, Class K, 6.500%, 05/15/24	34
43		Series 1843, Class Z, 7.000%, 04/15/26	48
49		Series 2033, Class K, 6.050%, 08/15/23	53
106		Series 2378, Class BD, 5.500%, 11/15/31	118
—	(h)	Series 2405, Class JF, 6.000%, 01/15/17	—	(h)
1		Series 2425, Class OB, 6.000%, 03/15/17	1
81		Series 2455, Class GK, 6.500%, 05/15/32	91
24		Series 2457, Class PE, 6.500%, 06/15/32	27
63		Series 2473, Class JZ, 6.500%, 07/15/32	71
1		Series 2503, Class TG, 5.500%, 09/15/17	1
1		Series 2508, Class AQ, 5.500%, 10/15/17	1
9		Series 2527, Class BP, 5.000%, 11/15/17	9
5		Series 2531, Class HN, 5.000%, 12/15/17	5
5		Series 2538, Class CB, 5.000%, 12/15/17	5
27		Series 2564, Class NK, 5.000%, 02/15/18	28
97		Series 2575, Class PE, 5.500%, 02/15/33	109
252		Series 2586, Class WG, 4.000%, 03/15/33	266
18		Series 2594, Class OL, 5.000%, 04/15/18	18
34		Series 2595, Class HO, 4.500%, 03/15/23	35
23		Series 2627, Class KM, 4.500%, 06/15/18	24
33		Series 2636, Class Z, 4.500%, 06/15/18	33
20		Series 2651, Class VZ, 4.500%, 07/15/18	20
91		Series 2673, Class PE, 5.500%, 09/15/33	100
94		Series 2685, Class DT, 5.000%, 10/15/23	101
34		Series 2686, Class GC, 5.000%, 10/15/23	36
78		Series 2699, Class TC, 4.000%, 11/15/18	79
67		Series 2715, Class NG, 4.500%, 12/15/18	69
17		Series 2744, Class TU, 5.500%, 05/15/32	17
50		Series 2756, Class NA, 5.000%, 02/15/24	54
29		Series 2764, Class OE, 4.500%, 03/15/19	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
200	Series 2764, Class UG, 5.000%, 03/15/34	223
35	Series 2773, Class CD, 4.500%, 04/15/24	36
1	Series 2780, Class JA, 4.500%, 04/15/19	1
38	Series 2783, Class AT, 4.000%, 04/15/19	38
465	Series 2802, Class CD, 5.250%, 05/15/34	495
13	Series 2809, Class UC, 4.000%, 06/15/19	13
98	Series 2864, Class NB, 5.500%, 07/15/33	101
54	Series 2877, Class AD, 4.000%, 10/15/19	55
140	Series 2901, Class KB, 5.000%, 12/15/34	151
53	Series 2910, Class BE, 4.500%, 12/15/19	55
531	Series 2912, Class EH, 5.500%, 01/15/35	585
17	Series 2922, Class GA, 5.500%, 05/15/34	18
129	Series 2935, Class HJ, 5.000%, 02/15/35	140
170	Series 2950, Class KZ, 4.500%, 03/15/20	175
346	Series 2960, Class JH, 5.500%, 04/15/35	381
77	Series 2988, Class TY, 5.500%, 06/15/25	85
50	Series 2989, Class TG, 5.000%, 06/15/25	54
475	Series 3017, Class ML, 5.000%, 08/15/35	520
14	Series 3028, Class ME, 5.000%, 02/15/34	14
7	Series 3064, Class OG, 5.500%, 06/15/34	7
27	Series 3077, Class TO, PO, 04/15/35	24
124	Series 3102, Class CE, 5.500%, 01/15/26	137
36	Series 3121, Class JD, 5.500%, 03/15/26	40
48	Series 3151, Class UC, 5.500%, 08/15/35	50
12	Series 3200, Class PO, PO, 08/15/36	11
29	Series 3212, Class BK, 5.500%, 09/15/36	32
83	Series 3213, Class PE, 6.000%, 09/15/36	93
43	Series 3279, Class PE, 5.500%, 02/15/37	49
51	Series 3349, Class DP, 6.000%, 09/15/36	53
173	Series 3405, Class PE, 5.000%, 01/15/38	191
172	Series 3413, Class B, 5.500%, 04/15/37	189
100	Series 3523, Class EX, 5.000%, 04/15/39	109
154	Series 3532, Class EB, 4.000%, 05/15/24	162
100	Series 3534, Class MB, 4.000%, 05/15/24	106
225	Series 3553, Class PG, 5.500%, 07/15/39	248
187	Series 3564, Class NB, 5.000%, 08/15/39	205
70	Series 3622, Class WA, 5.500%, 09/15/39	78
560	Series 3626, Class ME, 5.000%, 01/15/40	629
86	Series 3647, Class GA, 5.000%, 11/15/28	88
97	Series 3653, Class HJ, 5.000%, 04/15/40	103
201	Series 3662, Class PJ, 5.000%, 04/15/40	219
260	Series 3662, Class QB, 5.000%, 03/15/38	280
200	Series 3677, Class KB, 4.500%, 05/15/40	214
190	Series 3680, Class LC, 4.500%, 06/15/40	189
72	Series 3688, Class GT, VAR, 7.288%, 11/15/46	82

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

238		Series 3710, Class GB, 4.000%, 08/15/25	251
35		Series 3747, Class HI, IO, 4.500%, 07/15/37	2
1,384		Series 3747, Class HX, 4.500%, 11/15/39	1,493
178		Series 3748, Class D, 4.000%, 11/15/39	187
114		Series 3755, Class MU, 4.000%, 11/15/30	118
220		Series 3768, Class MB, 4.000%, 12/15/39	231
150		Series 3795, Class PD, 4.500%, 01/15/40	162
391		Series 3816, Class HA, 3.500%, 11/15/25	408
349		Series 3827, Class BM, 5.500%, 08/15/39	373
41		Series 3842, Class PH, 4.000%, 04/15/41	43
400		Series 3845, Class QY, 4.000%, 04/15/26	431
100		Series 3852, Class TP, IF, 5.500%, 05/15/41	104
258		Series 3859, Class JB, 5.000%, 05/15/41	281
181		Series 3873, Class MJ, 4.000%, 06/15/41	183
1,201		Series 3893, Class PU, 4.000%, 07/15/41	1,274
329		Series 3898, Class KH, 3.500%, 06/15/26	344
37		Series 3902, Class MA, 4.500%, 07/15/39	38
362		Series 3910, Class CT, 4.000%, 12/15/39	379
1,000		Series 3951, Class ME, 4.000%, 11/15/41	1,064
269		Series 3959, Class PB, 3.000%, 11/15/26	269
175		Series 3962, Class KD, 3.000%, 10/15/26	176
800		Series 3963, Class JB, 4.500%, 11/15/41	876
800		Series 3989, Class JW, 3.500%, 01/15/42	801
141		Series 4026, Class HB, 3.500%, 04/15/42	143
346		Series 4026, Class MQ, 4.000%, 04/15/42	367
320		Series 4068, Class PE, 3.000%, 06/15/42	308
87		Series 4119, Class KE, 1.750%, 10/15/32	84
92		Series 4180, Class ME, 2.500%, 10/15/42	92
1,000		Series 4185, Class PB, 3.000%, 03/15/43	966
241		Series 4203, Class BN, 3.000%, 04/15/33	243
443		Series 4217, Class F, VAR, 1.054%, 06/15/43	444
239		Series 4219, Class JA, 3.500%, 08/15/39	248
550		Series 4238, Class UY, 3.000%, 08/15/33	549
192		Series 4243, Class AE, 4.000%, 08/15/43	201
350		Series 4384, Class LB, 3.500%, 08/15/43	357
—	(h)	Series 50, Class I, 8.000%, 06/15/20	—	(h)
339		FHLMC STRIPS, Series 284, Class 300, 3.000%, 10/15/42	336
		FHLMC, Multifamily Structured Pass-Through Certificates,
129		Series K038, Class A2, 3.389%, 03/25/24	135
250		Series K049, Class A2, 3.010%, 07/25/25	253
400		Series K060, Class A2, 3.300%, 10/25/26	411

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
358		Series KF12, Class A, VAR, 1.456%, 09/25/22	359
87		Series KJ02, Class A2, 2.597%, 09/25/20	88
500		Series KPLB, Class A, 2.770%, 05/25/25	491
100		FHLMC, Structured Pass-Through Certificates, Series T-54, Class 2A, 6.500%, 02/25/43	116
242		First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	229
		FNMA REMIC,
2		Series 1990-7, Class B, 8.500%, 01/25/20	3
1		Series 1990-35, Class E, 9.500%, 04/25/20	1
2		Series 1990-76, Class G, 7.000%, 07/25/20	2
10		Series 1990-106, Class J, 8.500%, 09/25/20	11
1		Series 1991-73, Class A, 8.000%, 07/25/21	2
27		Series 1992-112, Class GB, 7.000%, 07/25/22	29
12		Series 1992-195, Class C, 7.500%, 10/25/22	13
48		Series 1998-37, Class VZ, 6.000%, 06/17/28	52
85		Series 1998-66, Class B, 6.500%, 12/25/28	91
—	(h)	Series 2002-19, Class PE, 6.000%, 04/25/17	—	(h)
3		Series 2002-24, Class AJ, 6.000%, 04/25/17	3
85		Series 2002-55, Class PG, 5.500%, 09/25/32	94
4		Series 2002-55, Class QE, 5.500%, 09/25/17	4
2		Series 2002-63, Class KC, 5.000%, 10/25/17	2
3		Series 2002-63, Class LB, 5.500%, 10/25/17	3
85		Series 2002-82, Class PE, 6.000%, 12/25/32	93
20		Series 2003-21, Class OU, 5.500%, 03/25/33	22
246		Series 2003-29, Class BY, 5.500%, 04/25/33	273
1		Series 2003-33, Class AC, 4.250%, 03/25/33	1
258		Series 2003-48, Class GH, 5.500%, 06/25/33	289
23		Series 2003-58, Class AD, 3.250%, 07/25/33	23
11		Series 2003-63, Class PE, 3.500%, 07/25/33	11

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

132	Series 2003-67, Class KE, 5.000%, 07/25/33	141
68	Series 2003-78, Class B, 5.000%, 08/25/23	72
48	Series 2003-81, Class LC, 4.500%, 09/25/18	49
48	Series 2003-83, Class PG, 5.000%, 06/25/23	49
31	Series 2003-110, Class WA, 4.000%, 08/25/33	32
90	Series 2004-36, Class PC, 5.500%, 02/25/34	93
100	Series 2004-92, Class TB, 5.500%, 12/25/34	110
75	Series 2005-5, Class CK, 5.000%, 01/25/35	79
29	Series 2005-18, Class EG, 5.000%, 03/25/25	31
6	Series 2005-23, Class TG, 5.000%, 04/25/35	6
56	Series 2005-29, Class WC, 4.750%, 04/25/35	61
116	Series 2005-38, Class TB, 6.000%, 11/25/34	119
63	Series 2005-58, Class EP, 5.500%, 07/25/35	69
61	Series 2005-68, Class BC, 5.250%, 06/25/35	64
691	Series 2005-70, Class KP, 5.000%, 06/25/35	768
631	Series 2005-104, Class UE, 5.500%, 12/25/35	688
52	Series 2007-13, Class H, 5.500%, 03/25/37	57
400	Series 2007-61, Class PE, 5.500%, 07/25/37	433
32	Series 2007-65, Class KI, IF, IO, 5.864%, 07/25/37	4
220	Series 2007-84, Class P, 5.000%, 08/25/37	238
176	Series 2008-61, Class GB, 5.500%, 07/25/38	191
102	Series 2008-65, Class CD, 4.500%, 08/25/23	106
93	Series 2009-15, Class AC, 5.500%, 03/25/29	103
294	Series 2009-19, Class PW, 4.500%, 10/25/36	313
135	Series 2009-19, Class TD, 5.000%, 08/25/36	149
29	Series 2009-22, Class EG, 5.000%, 07/25/35	31
22	Series 2009-37, Class KI, IF, IO, 5.244%, 06/25/39	3

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
54	Series 2009-50, Class PT, VAR, 6.159%, 05/25/37	61
128	Series 2009-60, Class DE, 5.000%, 08/25/29	138
315	Series 2009-73, Class HJ, 6.000%, 09/25/39	356
21	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	4
62	Series 2009-86, Class OT, PO, 10/25/37	54
89	Series 2009-112, Class ST, IF, IO, 5.494%, 01/25/40	13
756	Series 2010-9, Class ME, 5.000%, 02/25/40	855
238	Series 2010-9, Class PE, 4.500%, 10/25/39	252
45	Series 2010-35, Class SB, IF, IO, 5.664%, 04/25/40	6
600	Series 2010-38, Class KC, 4.500%, 04/25/40	641
400	Series 2010-45, Class BL, 4.500%, 05/25/40	430
149	Series 2010-64, Class DM, 5.000%, 06/25/40	162
237	Series 2010-85, Class NJ, 4.500%, 08/25/40	247
200	Series 2010-103, Class PJ, 4.500%, 09/25/40	218
38	Series 2010-111, Class AE, 5.500%, 04/25/38	39
234	Series 2010-141, Class AL, 4.000%, 12/25/40	244
816	Series 2010-141, Class DL, 4.000%, 12/25/40	860
95	Series 2011-22, Class MA, 6.500%, 04/25/38	103
350	Series 2011-33, Class GD, 3.500%, 04/25/31	370
148	Series 2011-40, Class KA, 3.500%, 03/25/26	152
450	Series 2011-41, Class KL, 4.000%, 05/25/41	465
375	Series 2011-43, Class B, 3.500%, 05/25/31	385
686	Series 2011-50, Class LP, 4.000%, 06/25/41	714
650	Series 2011-52, Class KB, 5.500%, 06/25/41	735
530	Series 2011-52, Class LB, 5.500%, 06/25/41	609
152	Series 2011-85, Class KP, 7.000%, 09/25/51	170
95	Series 2011-99, Class CV, 4.500%, 03/25/26	103

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

558	Series 2011-104, Class KY, 4.000%, 03/25/39	578
49	Series 2011-111, Class EA, 5.000%, 12/25/38	50
325	Series 2011-112, Class PB, 4.000%, 11/25/41	337
300	Series 2011-114, Class B, 3.500%, 11/25/41	312
500	Series 2011-126, Class KB, 4.000%, 12/25/41	529
704	Series 2011-130, Class KB, 4.000%, 12/25/41	741
450	Series 2011-132, Class PE, 4.500%, 12/25/41	482
232	Series 2012-20, Class TD, 4.500%, 02/25/42	243
150	Series 2012-50, Class HB, 4.000%, 03/25/42	157
181	Series 2012-83, Class TN, 5.000%, 08/25/42	198
200	Series 2012-136, Class DL, 3.500%, 12/25/42	201
109	Series 2012-137, Class CF, VAR, 1.056%, 08/25/41	108
261	Series 2012-147, Class WN, 4.500%, 01/25/33	285
950	Series 2013-27, Class PE, 3.000%, 04/25/43	938
215	Series 2013-31, Class NC, 3.000%, 04/25/43	210
369	Series 2013-74, Class HP, 3.000%, 10/25/37	369
253	Series 2013-83, Class CA, 3.500%, 10/25/37	262
351	Series 2013-94, Class CV, 3.500%, 07/25/33	361
250	Series 2013-101, Class E, 3.000%, 10/25/33	249
328	Series 2013-104, Class CY, 5.000%, 10/25/43	365
200	Series 2014-1, Class DU, 2.500%, 02/25/29	192
200	Series 2014-2, Class PX, 4.500%, 01/25/41	219
200	Series 2014-56, Class VH, 3.500%, 09/25/34	210
250	Series 2014-58, Class VM, 4.000%, 08/25/33	270
23	Series G92-35, Class E, 7.500%, 07/25/22	26
21	FNMA STRIPS, Series 293, Class 1, PO, 12/25/24	19
220	FREMF Mortgage Trust, Series 2016-K722, Class B, VAR, 3.835%, 07/25/49 (e)	216

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	GNMA,
90	Series 2002-22, Class CD, 6.500%, 05/17/31	101
91	Series 2003-62, Class BG, 5.000%, 07/20/33	100
358	Series 2003-65, Class AL, 5.500%, 08/20/33	409
148	Series 2003-66, Class HD, 5.500%, 08/20/33	165
569	Series 2004-16, Class AE, 5.500%, 02/20/34	637
145	Series 2004-16, Class EC, 5.500%, 02/20/34	167
283	Series 2005-11, Class PL, 5.000%, 02/20/35	306
104	Series 2005-13, Class AE, 5.000%, 09/20/34	111
176	Series 2005-13, Class BG, 5.000%, 02/20/35	198
206	Series 2005-48, Class CY, 5.000%, 06/20/35	224
311	Series 2005-54, Class JE, 5.000%, 07/20/35	346
100	Series 2006-1, Class LE, 5.500%, 06/20/35	111
459	Series 2006-7, Class ND, 5.500%, 08/20/35	514
260	Series 2006-50, Class JD, 5.000%, 09/20/36	295
201	Series 2006-69, Class MB, 5.500%, 12/20/36	221
125	Series 2007-33, Class LE, 5.500%, 06/20/37	139
130	Series 2007-35, Class NE, 6.000%, 06/16/37	155
156	Series 2007-79, Class BL, 5.750%, 08/20/37	175
161	Series 2008-20, Class HC, 5.750%, 06/16/37	176
40	Series 2008-23, Class YA, 5.250%, 03/20/38	44
113	Series 2008-26, Class JP, 5.250%, 03/20/38	124
209	Series 2008-33, Class PB, 5.500%, 04/20/38	236
688	Series 2008-47, Class P, 5.500%, 06/16/38	774
105	Series 2008-58, Class ZT, 6.500%, 07/20/38	125
31	Series 2008-62, Class SA, IF, IO, 5.411%, 07/20/38	5
267	Series 2008-63, Class PE, 5.500%, 07/20/38	298

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

47	Series 2008-68, Class PQ, 5.500%, 04/20/38	49
168	Series 2008-76, Class PD, 5.750%, 09/20/38	192
58	Series 2008-76, Class US, IF, IO, 5.161%, 09/20/38	8
130	Series 2008-89, Class JA, 5.750%, 08/20/38	133
88	Series 2008-95, Class DS, IF, IO, 6.561%, 12/20/38	15
301	Series 2009-42, Class CD, 5.000%, 06/20/39	336
438	Series 2009-47, Class LT, 5.000%, 06/20/39	491
57	Series 2009-72, Class SM, IF, IO, 5.543%, 08/16/39	9
154	Series 2009-106, Class ST, IF, IO, 5.261%, 02/20/38	26
23	Series 2010-14, Class QP, 6.000%, 12/20/39	23
112	Series 2010-157, Class OP, PO, 12/20/40	92
205	Series 2010-158, Class EP, 4.500%, 12/16/40	225
66	Series 2011-97, Class WA, VAR, 6.109%, 11/20/38	74
218	Series 2015-H20, Class FA, VAR, 1.000%, 08/20/65	216
497	Series 2015-H26, Class FG, VAR, 1.050%, 10/20/65	494
	GSR Mortgage Loan Trust,
21	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	22
11	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	11
	Impac CMB Trust,
753	Series 2004-9, Class 1A1, VAR, 1.516%, 01/25/35	682
540	Series 2005-5, Class A4, VAR, 1.516%, 08/25/35	449
1,009	Series 2007-A, Class M3, VAR, 2.256%, 05/25/37 (e)	848
	JP Morgan Mortgage Trust,
64	Series 2006-A2, Class 5A3, VAR, 3.137%, 11/25/33	65
40	Series 2007-A1, Class 5A5, VAR, 3.178%, 07/25/35	41
417	MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A2, VAR, 2.622%, 04/25/34	399

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	MASTR Alternative Loan Trust,
8	Series 2004-5, Class 5A1, 4.750%, 06/25/19	8
380	Series 2004-6, Class 7A1, 6.000%, 07/25/34	372
445	Series 2004-6, Class 8A1, 5.500%, 07/25/34	452
484	Series 2005-6, Class 1A2, 5.500%, 12/25/35	438
	MASTR Asset Securitization Trust,
2	Series 2003-11, Class 3A1, 4.500%, 12/25/18	2
17	Series 2003-11, Class 8A1, 5.500%, 12/25/33	17
	Merrill Lynch Mortgage Investors Trust,
32	Series 2003-F, Class A1, VAR, 1.396%, 10/25/28	31
37	Series 2004-B, Class A1, VAR, 1.256%, 05/25/29	36
220	Series 2005-A5, Class A9, VAR, 2.830%, 06/25/35	213
56	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.667%, 04/25/34	58
10	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	10
9	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	9
100	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, VAR, 3.033%, 10/25/35	99
	RALI Trust,
637	Series 2004-QA3, Class CB2, VAR, 4.178%, 08/25/34	641
4	Series 2004-QS3, Class CB, 5.000%, 03/25/19	5
	Residential Asset Securitization Trust,
6	Series 2004-A3, Class A1, 4.500%, 06/25/34	7
22	Series 2004-A6, Class A1, 5.000%, 08/25/19	22
14	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	14
52	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	53
	Sequoia Mortgage Trust,
74	Series 2004-11, Class A1, VAR, 1.339%, 12/20/34	73
520	Series 2007-3, Class 1A1, VAR, 0.939%, 07/20/36	474

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

44	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	44
	Structured Asset Mortgage Investments II Trust,
30	Series 2003-AR4, Class A1, VAR, 1.436%, 01/19/34	29
164	Series 2005-AR2, Class 2A1, VAR, 0.986%, 05/25/45	144
12	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 2.903%, 12/25/33	12
196	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 2A1, 4.500%, 03/25/19	196
48	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.670%, 12/25/44	48
569	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	625
	WaMu Mortgage Pass-Through Certificates Trust,
25	Series 2003-AR9, Class 1A6, VAR, 2.783%, 09/25/33	25
3	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	3
562	Series 2005-AR3, Class A1, VAR, 2.798%, 03/25/35	547
	Wells Fargo Mortgage Backed Securities Trust,
12	Series 2004-EE, Class 3A1, VAR, 3.209%, 12/25/34	12
420	Series 2004-N, Class A6, VAR, 3.008%, 08/25/34	420
112	Series 2004-P, Class 2A1, VAR, 2.995%, 09/25/34	116
90	Series 2006-AR2, Class 2A3, VAR, 3.003%, 03/25/36	88

	Total Collateralized Mortgage Obligations (Cost $65,100)	65,720

Commercial Mortgage-Backed Securities — 0.7%
4	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	4
15	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	14
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	101
79	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	79

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
200	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.274%, 07/15/44	200
271	CD Mortgage Trust, Series 2007-CD5, Class B, VAR, 6.116%, 11/15/44	275
250	COMM Mortgage Trust, Series 2006-C8, Class AJ, 5.377%, 12/10/46	249
617	Commercial Mortgage Trust, Series 2007-GG11, Class AJ, VAR, 6.032%, 12/10/49	617
6	DBRR Trust, Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	6
	FNMA — ACES,
260	Series 2011-M2, Class A2, 3.645%, 04/25/21	271
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	421
188	Series 2013-M7, Class A2, 2.280%, 12/27/22	185
412	Series 2013-M13, Class A2, VAR, 2.540%, 04/25/23	409
500	Series 2014-M1, Class A2, VAR, 3.251%, 07/25/23	515
355	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	369
550	Series 2014-M4, Class A2, VAR, 3.346%, 03/25/24	567
255	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	257
556	Series 2015-M1, Class A2, 2.532%, 09/25/24	544
800	Series 2015-M3, Class A2, 2.723%, 10/25/24	792
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122
400	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class D, VAR, 5.618%, 05/15/45	393
600	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 5.918%, 07/15/44	586
	LB-UBS Commercial Mortgage Trust,
39	Series 2007-C2, Class A3, 5.430%, 02/15/40	39
250	Series 2007-C6, Class AJ, VAR, 6.170%, 07/15/40	252
278	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.678%, 12/12/49 (e)	—	(h)
250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	261

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Morgan Stanley Capital I Trust,
454	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	455
2,523	Series 2007-HQ11, Class X, IO, VAR, 0.291%, 02/12/44 (e)	—	(h)
266	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 2.157%, 07/14/34 (e)	266
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	116
250	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	262
351	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	355
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	536
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	209

	Total Commercial Mortgage-Backed Securities (Cost $9,687)	9,727

Corporate Bonds — 11.9%
	Consumer Discretionary — 1.3%
	Auto Components — 0.1%
200	Adient Global Holdings Ltd., 4.875%, 08/15/26 (e)	196
45	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (e)	44
465	Dana, Inc., 6.000%, 09/15/23	485
195	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	201
75	Tenneco, Inc., 5.000%, 07/15/26	74
175	TI Group Automotive Systems LLC, (United Kingdom), 8.750%, 07/15/23 (e)	183

		1,183

	Automobiles — 0.1%
	Daimler Finance North America LLC, (Germany),
355	1.500%, 07/05/19 (e)	349
150	2.375%, 08/01/18 (e)	151
210	2.450%, 05/18/20 (e)	210
102	8.500%, 01/18/31	153
250	Fiat Chrysler Automobiles NV, (United Kingdom), 5.250%, 04/15/23	255
95	Ford Motor Co., 5.291%, 12/08/46	96
160	General Motors Co., 5.200%, 04/01/45	154

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Automobiles — continued
97	Nissan Motor Acceptance Corp., (Japan), 1.800%, 03/15/18 (e)	97

		1,465

	Diversified Consumer Services — 0.0% (g)
95	Service Corp. International, 7.500%, 04/01/27	110

	Hotels, Restaurants & Leisure — 0.3%
265	1011778 BC ULC, (Canada), 6.000%, 04/01/22 (e)	277
165	Boyd Gaming Corp., 6.875%, 05/15/23	177
160	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	159
20	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	21
300	International Game Technology plc, 6.250%, 02/15/22 (e)	322
195	Interval Acquisition Corp., 5.625%, 04/15/23	199
55	Jack Ohio Finance LLC, 6.750%, 11/15/21 (e)	56
	McDonald’s Corp.,
20	2.750%, 12/09/20	20
65	3.700%, 02/15/42	58
150	4.875%, 07/15/40	158
135	4.875%, 12/09/45	145
1,190	MGM Resorts International, 4.625%, 09/01/26	1,145
55	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	56
395	Wynn Las Vegas LLC, 5.500%, 03/01/25 (e)	392

		3,185

	Household Durables — 0.0% (g)
75	Apex Tool Group LLC, 7.000%, 02/01/21 (e)	67
95	RSI Home Products, Inc., 6.500%, 03/15/23 (e)	99
195	Tempur Sealy International, Inc., 5.625%, 10/15/23	202

		368

	Internet & Direct Marketing Retail — 0.0% (g)
380	Amazon.com, Inc., 3.800%, 12/05/24	399

	Leisure Products — 0.0% (g)
230	Vista Outdoor, Inc., 5.875%, 10/01/23	241

	Media — 0.7%
	21st Century Fox America, Inc.,
115	4.750%, 09/15/44	115
120	4.950%, 10/15/45	123
250	6.750%, 01/09/38	294
255	AMC Entertainment Holdings, Inc., 5.750%, 06/15/25	261

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
208	CBS Corp., 4.000%, 01/15/26	211
	Charter Communications Operating LLC,
65	3.579%, 07/23/20	66
202	4.464%, 07/23/22	211
735	4.908%, 07/23/25	774
160	Cinemark USA, Inc., 4.875%, 06/01/23	162
	Clear Channel Worldwide Holdings, Inc.,
995	Series B, 6.500%, 11/15/22	1,017
620	Series B, 7.625%, 03/15/20	620
	Comcast Corp.,
105	1.625%, 01/15/22	100
50	2.350%, 01/15/27	46
65	3.150%, 03/01/26	64
133	3.375%, 08/15/25	134
250	3.400%, 07/15/46	218
175	4.600%, 08/15/45	183
70	4.750%, 03/01/44	75
100	6.450%, 03/15/37	129
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	31
47	Discovery Communications LLC, 4.375%, 06/15/21	50
	DISH DBS Corp.,
980	5.875%, 11/15/24	1,009
80	7.750%, 07/01/26	90
70	NBCUniversal Media LLC, 4.450%, 01/15/43	71
310	Nexstar Broadcasting, Inc., 6.125%, 02/15/22 (e)	321
380	Quebecor Media, Inc., (Canada), 5.750%, 01/15/23	394
165	Regal Entertainment Group, 5.750%, 06/15/23	168
100	Sinclair Television Group, Inc., 5.625%, 08/01/24 (e)	102
755	Sirius XM Radio, Inc., 5.375%, 04/15/25 (e)	751
	Time Warner Cable LLC,
65	5.500%, 09/01/41	66
125	7.300%, 07/01/38	154
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	196
	Time Warner, Inc.,
85	3.800%, 02/15/27	84
125	4.650%, 06/01/44	121
40	4.850%, 07/15/45	40
	Viacom, Inc.,
33	3.250%, 03/15/23	31
17	3.875%, 04/01/24	17

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
315	4.375%, 03/15/43	251
225	4.850%, 12/15/34	200
190	Videotron Ltd., (Canada), 5.375%, 06/15/24 (e)	195
105	Walt Disney Co. (The), 1.850%, 07/30/26	94
194	WMG Acquisition Corp., 5.625%, 04/15/22 (e)	201

		9,440

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
65	4.300%, 02/15/43	53
100	6.900%, 04/01/29	113
100	Neiman Marcus Group Ltd. LLC, 8.750% (cash), 10/15/21 (e) (v)	71
107	Target Corp., 6.350%, 11/01/32	137

		374

	Specialty Retail — 0.1%
37	Bed Bath & Beyond, Inc., 3.749%, 08/01/24	37
200	Home Depot, Inc. (The), 3.500%, 09/15/56	175
	Lowe’s Cos., Inc.,
90	3.375%, 09/15/25	91
55	4.375%, 09/15/45	57
150	5.125%, 11/15/41	170
420	PetSmart, Inc., 7.125%, 03/15/23 (e)	428
75	Radio Systems Corp., 8.375%, 11/01/19 (e)	78

		1,036

	Total Consumer Discretionary	17,801

	Consumer Staples — 0.8%
	Beverages — 0.2%
100	Anheuser-Busch Cos. LLC, (Belgium), 7.550%, 10/01/30	135
	Anheuser-Busch InBev Finance, Inc., (Belgium),
200	1.900%, 02/01/19	200
290	2.650%, 02/01/21	291
1,085	3.650%, 02/01/26	1,100
100	3.700%, 02/01/24	104
65	4.900%, 02/01/46	70
	Anheuser-Busch InBev Worldwide, Inc., (Belgium),
200	3.750%, 01/15/22	208
285	5.375%, 01/15/20	311
94	Brown-Forman Corp., 4.500%, 07/15/45	98
130	Coca-Cola Co. (The), 2.550%, 06/01/26	123
	Molson Coors Brewing Co.,
80	3.000%, 07/15/26	75
20	4.200%, 07/15/46	19

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
355	PepsiCo, Inc., 3.450%, 10/06/46	323
150	Pernod Ricard SA, (France), 3.250%, 06/08/26 (e)	144

		3,201

	Food & Staples Retailing — 0.2%
115	Albertsons Cos. LLC, 6.625%, 06/15/24 (e)	120
	CVS Health Corp.,
450	2.125%, 06/01/21	442
315	2.875%, 06/01/26	300
76	3.875%, 07/20/25	78
51	CVS Pass-Through Trust, 4.704%, 01/10/36 (e)	53
	Kroger Co. (The),
250	Series B, 7.700%, 06/01/29	331
25	2.300%, 01/15/19	25
320	3.300%, 01/15/21	328
125	3.875%, 10/15/46	114
25	5.400%, 07/15/40	28
	Sysco Corp.,
40	2.500%, 07/15/21	39
56	3.750%, 10/01/25	57
	Walgreens Boots Alliance, Inc.,
83	3.100%, 06/01/23	82
200	3.300%, 11/18/21	204
212	3.800%, 11/18/24	216
	Wal-Mart Stores, Inc.,
305	4.000%, 04/11/43	306
135	5.000%, 10/25/40	155

		2,878

	Food Products — 0.1%
20	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24 (e)	20
200	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	229
100	Cargill, Inc., 3.300%, 03/01/22 (e)	102
114	Conagra Brands, Inc., 3.200%, 01/25/23	114
	Kellogg Co.,
100	Series B, 7.450%, 04/01/31	129
66	3.250%, 05/21/18	67
	Kraft Heinz Foods Co.,
340	4.375%, 06/01/46	319
60	5.000%, 06/04/42	61
58	5.200%, 07/15/45	61
100	6.875%, 01/26/39	126
	Mead Johnson Nutrition Co.,
38	4.125%, 11/15/25	39
150	5.900%, 11/01/39	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — continued
200	Mondelez International Holdings Netherlands BV, 2.000%, 10/28/21 (e)	191
75	TreeHouse Foods, Inc., 6.000%, 02/15/24 (e)	79

		1,706

	Household Products — 0.1%
150	Central Garden & Pet Co., 6.125%, 11/15/23	158
195	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	196
95	HRG Group, Inc., 7.750%, 01/15/22	99
100	Kimberly-Clark Corp., 6.625%, 08/01/37	137

		590

	Tobacco — 0.2%
	Altria Group, Inc.,
260	2.850%, 08/09/22	260
165	3.875%, 09/16/46	152
195	4.000%, 01/31/24	206
215	Imperial Brands Finance plc, (United Kingdom), 3.750%, 07/21/22 (e)	220
	Philip Morris International, Inc.,
220	2.125%, 05/10/23	210
185	3.250%, 11/10/24	186
90	4.250%, 11/10/44	89
55	4.375%, 11/15/41	55
540	Reynolds American, Inc., 4.450%, 06/12/25	569

		1,947

	Total Consumer Staples	10,322

	Energy — 1.1%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
100	3.500%, 08/01/23	102
290	3.800%, 11/15/25	294
125	8.750%, 02/15/21	152
	Nabors Industries, Inc.,
50	4.625%, 09/15/21	51
20	5.500%, 01/15/23 (e)	20
82	Schlumberger Investment SA, 3.650%, 12/01/23	86
15	Weatherford International Ltd., 9.875%, 02/15/24 (e)	16

		721

	Oil, Gas & Consumable Fuels — 1.0%
50	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	57

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
35	Alta Mesa Holdings LP, 7.875%, 12/15/24 (e)	36
150	ANR Pipeline Co., 9.625%, 11/01/21	194
275	Antero Resources Corp., 5.625%, 06/01/23	282
	Apache Corp.,
35	2.625%, 01/15/23	34
382	3.250%, 04/15/22	387
55	Boardwalk Pipelines LP, 5.950%, 06/01/26	60
	BP Capital Markets plc, (United Kingdom),
416	2.750%, 05/10/23	408
50	3.119%, 05/04/26	49
205	3.216%, 11/28/23	207
145	3.535%, 11/04/24	147
60	3.814%, 02/10/24	62
	Buckeye Partners LP,
50	3.950%, 12/01/26	49
19	4.150%, 07/01/23	19
25	4.350%, 10/15/24	26
105	5.600%, 10/15/44	106
	Canadian Natural Resources Ltd., (Canada),
90	3.800%, 04/15/24	90
165	3.900%, 02/01/25	165
150	6.250%, 03/15/38	170
	Cenovus Energy, Inc., (Canada),
50	3.800%, 09/15/23	49
45	5.200%, 09/15/43	43
100	6.750%, 11/15/39	111
60	Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25 (e)	61
235	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	254
	Chevron Corp.,
215	2.100%, 05/16/21	213
50	2.355%, 12/05/22	49
100	2.419%, 11/17/20	101
65	2.566%, 05/16/23	64
200	CNOOC Nexen Finance 2014 ULC, (China), 4.250%, 04/30/24	205
	Columbia Pipeline Group, Inc.,
70	4.500%, 06/01/25	73
95	5.800%, 06/01/45	109
155	Concho Resources, Inc., 6.500%, 01/15/22	160
100	ConocoPhillips, 6.500%, 02/01/39	126
	ConocoPhillips Co.,
123	4.200%, 03/15/21	130
252	4.950%, 03/15/26	278

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
250	Continental Resources, Inc., 4.500%, 04/15/23	245
70	Devon Energy Corp., 5.000%, 06/15/45	69
116	Ecopetrol SA, (Colombia), 5.375%, 06/26/26	116
35	Encana Corp., (Canada), 6.625%, 08/15/37	38
	Energy Transfer Partners LP,
70	3.600%, 02/01/23	69
45	4.050%, 03/15/25	45
80	5.150%, 02/01/43	74
150	EnLink Midstream Partners LP, 4.150%, 06/01/25	145
	Enterprise Products Operating LLC,
51	3.700%, 02/15/26	51
143	3.900%, 02/15/24	147
70	3.950%, 02/15/27	72
60	4.850%, 08/15/42	60
100	4.850%, 03/15/44	101
340	4.900%, 05/15/46	348
200	EOG Resources, Inc., 4.150%, 01/15/26	209
30	EP Energy LLC, 8.000%, 11/29/24 (e)	32
	Exxon Mobil Corp.,
265	2.726%, 03/01/23	266
149	3.567%, 03/06/45	140
	Hess Corp.,
135	4.300%, 04/01/27	134
120	5.800%, 04/01/47	124
200	Kerr-McGee Corp., 7.875%, 09/15/31	256
65	Kinder Morgan Energy Partners LP, 5.625%, 09/01/41	65
	Magellan Midstream Partners LP,
150	4.250%, 02/01/21	159
15	4.250%, 09/15/46	14
75	5.000%, 03/01/26	82
125	5.150%, 10/15/43	130
	Marathon Oil Corp.,
47	2.800%, 11/01/22	45
135	6.600%, 10/01/37	147
280	MEG Energy Corp., (Canada), 7.000%, 03/31/24 (e)	253
45	MPLX LP, 4.000%, 02/15/25	44
215	Newfield Exploration Co., 5.750%, 01/30/22	227
	Noble Energy, Inc.,
115	5.050%, 11/15/44	115
95	5.250%, 11/15/43	97
30	5.625%, 05/01/21	31
360	Oasis Petroleum, Inc., 6.875%, 01/15/23	369

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
136	Occidental Petroleum Corp., 3.500%, 06/15/25	138
	ONEOK Partners LP,
200	4.900%, 03/15/25	214
140	6.125%, 02/01/41	154
	Petroleos Mexicanos, (Mexico),
117	4.500%, 01/23/26	106
29	4.875%, 01/18/24	28
215	Phillips 66, 4.875%, 11/15/44	227
55	Phillips 66 Partners LP, 4.900%, 10/01/46	53
	Plains All American Pipeline LP,
20	3.850%, 10/15/23	20
300	4.650%, 10/15/25	310
190	5.750%, 01/15/20	206
205	Range Resources Corp., 4.875%, 05/15/25	199
25	RSP Permian, Inc., 5.250%, 01/15/25 (e)	25
278	Schlumberger Holdings Corp., 4.000%, 12/21/25 (e)	291
90	Southwestern Energy Co., 6.700%, 01/23/25	92
	Spectra Energy Capital LLC,
139	3.300%, 03/15/23	134
100	8.000%, 10/01/19	114
	Spectra Energy Partners LP,
50	3.375%, 10/15/26	48
35	4.500%, 03/15/45	33
	Statoil ASA, (Norway),
63	3.150%, 01/23/22	64
150	3.950%, 05/15/43	143
170	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	180
	Sunoco Logistics Partners Operations LP,
20	5.300%, 04/01/44	19
155	5.350%, 05/15/45	150
240	5.500%, 02/15/20	259
220	Targa Resources Partners LP, 4.250%, 11/15/23	210
	Tesoro Logistics LP,
35	5.250%, 01/15/25	36
75	6.250%, 10/15/22	79
105	Texas Gas Transmission LLC, 4.500%, 02/01/21 (e)	109
171	Total Capital Canada Ltd., (France), 2.750%, 07/15/23	169
	Total Capital International SA, (France),
123	2.700%, 01/25/23	122
28	3.750%, 04/10/24	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
15	Transcanada Trust, (Canada), VAR, 5.625%, 05/20/75	15
	Western Gas Partners LP,
50	3.950%, 06/01/25	49
40	4.650%, 07/01/26	41
30	5.450%, 04/01/44	31
255	Whiting Petroleum Corp., 5.750%, 03/15/21	254
250	WPX Energy, Inc., 8.250%, 08/01/23	279

		13,723

	Total Energy	14,444

	Financials — 3.2%
	Banks — 1.5%
	ABN AMRO Bank NV, (Netherlands),
280	1.800%, 09/20/19 (e)	276
245	2.450%, 06/04/20 (e)	244
200	Australia & New Zealand Banking Group Ltd., (Australia), 4.400%, 05/19/26 (e)	202
	Bank of America Corp.,
390	Series K, VAR, 8.000%, 01/30/18 (x)	401
225	Series L, 2.250%, 04/21/20	223
385	Series L, 3.950%, 04/21/25	383
230	Series X, VAR, 6.250%, 09/05/24 (x)	230
390	2.503%, 10/21/22	377
375	3.300%, 01/11/23	376
320	3.500%, 04/19/26	315
70	3.875%, 08/01/25	71
63	4.125%, 01/22/24	65
190	4.450%, 03/03/26	195
50	5.000%, 01/21/44	55
130	5.625%, 07/01/20	143
250	Bank of America NA, 2.050%, 12/07/18	251
	Bank of Montreal, (Canada),
215	1.500%, 07/18/19	212
160	1.900%, 08/27/21	155
	Bank of Nova Scotia (The), (Canada),
80	2.350%, 10/21/20	79
70	2.450%, 03/22/21	70
150	2.800%, 07/21/21	151
265	Barclays plc, (United Kingdom), 2.000%, 03/16/18	264
265	Canadian Imperial Bank of Commerce, (Canada), 1.600%, 09/06/19	262
850	Capital One Bank USA NA, 3.375%, 02/15/23	841
375	Capital One NA, 2.350%, 08/17/18	377

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Citigroup, Inc.,
55	Series N, VAR, 5.800%, 11/15/19 (x)	56
110	Series O, VAR, 5.875%, 03/27/20 (x)	111
335	1.750%, 05/01/18	334
110	2.150%, 07/30/18	110
255	2.700%, 03/30/21	254
170	2.900%, 12/08/21	169
500	3.400%, 05/01/26	485
130	3.700%, 01/12/26	129
45	4.300%, 11/20/26	45
70	4.400%, 06/10/25	72
30	4.450%, 09/29/27	31
125	4.600%, 03/09/26	129
55	4.750%, 05/18/46	55
107	6.675%, 09/13/43	136
55	Citizens Financial Group, Inc., 2.375%, 07/28/21	54
200	Commonwealth Bank of Australia, (Australia), 4.500%, 12/09/25 (e)	205
120	Cooperatieve Rabobank UA, (Netherlands), 3.875%, 02/08/22	127
500	Credit Agricole SA, (France), 2.750%, 06/10/20 (e)	501
	Credit Suisse Group Funding Guernsey Ltd., (Switzerland),
250	3.450%, 04/16/21	252
250	4.550%, 04/17/26	259
605	Danske Bank A/S, (Denmark), 1.650%, 09/06/19 (e)	596
550	Discover Bank, 4.200%, 08/08/23	572
	Fifth Third Bancorp,
40	2.875%, 07/27/20	40
115	8.250%, 03/01/38	160
200	Fifth Third Bank, 3.850%, 03/15/26	201
	HSBC Bank plc, (United Kingdom),
585	4.125%, 08/12/20 (e)	613
150	4.750%, 01/19/21 (e)	161
	HSBC Holdings plc, (United Kingdom),
200	VAR, 6.875%, 06/01/21 (x)	211
235	3.600%, 05/25/23	236
800	4.250%, 03/14/24	812
210	4.375%, 11/23/26	211
250	KeyBank NA, 3.400%, 05/20/26	243
267	KeyCorp, 5.100%, 03/24/21	292
900	Lloyds Bank plc, (United Kingdom), 2.050%, 01/22/19	899

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
225	Mizuho Bank Ltd., (Japan), 2.700%, 10/20/20 (e)	224
95	MUFG Americas Holdings Corp., 3.000%, 02/10/25	91
250	PNC Bank NA, 1.950%, 03/04/19	250
	PNC Financial Services Group, Inc. (The),
75	Series R, VAR, 4.850%, 06/01/23 (x)	72
182	3.900%, 04/29/24	186
315	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	317
	Skandinaviska Enskilda Banken AB, (Sweden),
200	1.750%, 03/19/18 (e)	200
250	2.625%, 11/17/20 (e)	250
230	Societe Generale SA, (France), VAR, 7.375%, 09/13/21 (e) (x)	230
200	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	207
97	SunTrust Banks, Inc., 2.500%, 05/01/19	98
	Toronto-Dominion Bank (The), (Canada),
125	2.125%, 04/07/21	123
150	2.500%, 12/14/20	151
135	US Bancorp, Series V, 2.375%, 07/22/26	125
	Wells Fargo & Co.,
150	Series N, 2.150%, 01/30/20	149
350	2.500%, 03/04/21	347
395	3.000%, 10/23/26	376
300	3.550%, 09/29/25	299
40	4.400%, 06/14/46	38
55	4.650%, 11/04/44	54
329	4.750%, 12/07/46	332
65	4.900%, 11/17/45	67
250	Wells Fargo Bank NA, 1.750%, 05/24/19	249
	Westpac Banking Corp., (Australia),
170	VAR, 4.322%, 11/23/31	170
215	2.000%, 08/19/21	208
85	2.600%, 11/23/20	85

		19,877

	Capital Markets — 0.7%
200	Ameriprise Financial, Inc., 4.000%, 10/15/23	210
	Bank of New York Mellon Corp. (The),
95	Series E, VAR, 4.950%, 06/20/20 (x)	96
291	Series F, VAR, 4.625%, 09/20/26 (x)	267
195	2.050%, 05/03/21	191
120	2.500%, 04/15/21	120
100	4.150%, 02/01/21	106

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
44	Blackstone Holdings Finance Co. LLC, 4.450%, 07/15/45 (e)	40
49	CME Group, Inc., 5.300%, 09/15/43	57
250	Credit Suisse AG, (Switzerland), 1.750%, 01/29/18	249
100	Credit Suisse USA, Inc., (Switzerland), 7.125%, 07/15/32	132
	Deutsche Bank AG, (Germany),
35	1.875%, 02/13/18	35
115	2.950%, 08/20/20	113
85	6.000%, 09/01/17	87
	Goldman Sachs Group, Inc. (The),
165	Series L, VAR, 5.700%, 05/10/19 (x)	169
400	2.300%, 12/13/19	400
380	2.350%, 11/15/21	369
170	2.375%, 01/22/18	171
110	2.625%, 04/25/21	109
183	2.750%, 09/15/20	184
404	3.500%, 01/23/25	398
150	3.625%, 01/22/23	153
200	3.750%, 02/25/26	200
121	3.850%, 07/08/24	123
36	4.250%, 10/21/25	36
240	4.750%, 10/21/45	253
120	5.150%, 05/22/45	126
94	Intercontinental Exchange, Inc., 4.000%, 10/15/23	99
62	Invesco Finance plc, 3.750%, 01/15/26	63
262	Jefferies Group LLC, 6.875%, 04/15/21	298
150	Macquarie Bank Ltd., (Australia), 4.000%, 07/29/25 (e)	154
80	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	88
	Morgan Stanley,
105	Series F, 3.875%, 04/29/24	108
265	Series H, VAR, 5.450%, 07/15/19 (x)	262
120	2.375%, 07/23/19	120
120	2.500%, 04/21/21	119
390	2.625%, 11/17/21	385
70	2.650%, 01/27/20	70
823	2.800%, 06/16/20	829
42	3.750%, 02/25/23	43
170	3.875%, 01/27/26	171
200	3.950%, 04/23/27	198
110	4.000%, 07/23/25	113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
45	4.300%, 01/27/45	45
352	5.000%, 11/24/25	375
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	52
	State Street Corp.,
85	Series F, VAR, 5.250%, 09/15/20 (x)	87
145	1.950%, 05/19/21	142
26	2.550%, 08/18/20	26
36	3.100%, 05/15/23	36
149	TD Ameritrade Holding Corp., 2.950%, 04/01/22	151
	Thomson Reuters Corp.,
88	4.500%, 05/23/43	82
150	5.850%, 04/15/40	165
330	UBS AG, (Switzerland), 2.375%, 08/14/19	331

		9,006

	Consumer Finance — 0.4%
	AerCap Ireland Capital Ltd., (Netherlands),
240	3.950%, 02/01/22	242
380	4.625%, 07/01/22	391
	Ally Financial, Inc.,
895	4.250%, 04/15/21	903
155	5.750%, 11/20/25	155
430	American Honda Finance Corp., 1.700%, 09/09/21	415
	Capital One Financial Corp.,
85	3.750%, 07/28/26	82
75	4.200%, 10/29/25	75
	Caterpillar Financial Services Corp.,
100	2.850%, 06/01/22	100
121	3.750%, 11/24/23	127
	Ford Motor Credit Co. LLC,
200	2.145%, 01/09/18	200
200	2.375%, 01/16/18	201
200	3.664%, 09/08/24	195
525	4.134%, 08/04/25	526
	General Motors Financial Co., Inc.,
250	3.100%, 01/15/19	253
80	4.000%, 01/15/25	78
255	4.000%, 10/06/26	245
	John Deere Capital Corp.,
50	Series 0014, 2.450%, 09/11/20	50
105	2.375%, 07/14/20	105
395	2.800%, 03/04/21	401
80	Synchrony Financial, 4.250%, 08/15/24	81

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
200	Toyota Motor Credit Corp., 2.625%, 01/10/23	198

		5,023

	Diversified Financial Services — 0.3%
	Berkshire Hathaway, Inc.,
375	2.750%, 03/15/23	373
100	3.125%, 03/15/26	99
200	EDP Finance BV, (Portugal), 5.250%, 01/14/21 (e)	211
	GE Capital International Funding Co. Unlimited Co.,
292	2.342%, 11/15/20	292
806	4.418%, 11/15/35	843
200	James Hardie International Finance Ltd., (Ireland), 5.875%, 02/15/23 (e)	207
125	National Rural Utilities Cooperative Finance Corp., 2.700%, 02/15/23	124
	Shell International Finance BV, (Netherlands),
45	3.250%, 05/11/25	45
290	3.400%, 08/12/23	297
46	3.750%, 09/12/46	42
225	4.000%, 05/10/46	215
155	4.550%, 08/12/43	162
	Siemens Financieringsmaatschappij NV, (Germany),
300	1.300%, 09/13/19 (e)	294
250	2.000%, 09/15/23 (e)	236
330	UBS Group Funding Jersey Ltd., (Switzerland), 2.650%, 02/01/22 (e)	320
45	Voya Financial, Inc., 3.650%, 06/15/26	44

		3,804

	Insurance — 0.3%
	Allstate Corp. (The),
61	3.150%, 06/15/23	62
120	5.950%, 04/01/36	146
	American International Group, Inc.,
306	4.125%, 02/15/24	318
42	4.500%, 07/16/44	42
285	4.800%, 07/10/45	295
28	Aon Corp., 6.250%, 09/30/40	34
115	Berkshire Hathaway Finance Corp., 4.300%, 05/15/43	118
	Chubb INA Holdings, Inc.,
40	2.300%, 11/03/20	40
200	2.700%, 03/13/23	198

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
65	2.875%, 11/03/22	65
88	3.150%, 03/15/25	88
	CNA Financial Corp.,
17	3.950%, 05/15/24	17
13	4.500%, 03/01/26	14
40	Guardian Life Global Funding, 2.000%, 04/26/21 (e)	39
205	Jackson National Life Global Funding, 2.250%, 04/29/21 (e)	202
275	Lincoln National Corp., 4.200%, 03/15/22	291
118	Marsh & McLennan Cos., Inc., 2.350%, 03/06/20	118
	MassMutual Global Funding II,
200	2.000%, 04/15/21 (e)	195
105	2.100%, 08/02/18 (e)	106
	MetLife, Inc.,
135	Series C, VAR, 5.250%, 06/15/20 (x)	137
30	4.050%, 03/01/45	29
70	4.125%, 08/13/42	69
35	4.721%, 12/15/44	37
350	4.875%, 11/13/43	378
45	6.400%, 12/15/36	48
	New York Life Global Funding,
55	2.000%, 04/13/21 (e)	54
130	2.100%, 01/02/19 (e)	130
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	74
100	Progressive Corp. (The), 4.350%, 04/25/44	103
	Prudential Financial, Inc.,
175	VAR, 5.200%, 03/15/44	173
180	5.100%, 08/15/43	194
250	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	327
55	Swiss Re Treasury US Corp., (Switzerland), 4.250%, 12/06/42 (e)	54
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	98

		4,293

	Thrifts & Mortgage Finance — 0.0% (g)
250	BPCE SA, (France), 2.650%, 02/03/21	250

	Total Financials	42,253

	Health Care — 1.2%
	Biotechnology — 0.2%
	AbbVie, Inc.,
47	3.200%, 11/06/22	47
100	3.200%, 05/14/26	95

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
225	3.600%, 05/14/25	223
285	4.450%, 05/14/46	272
	Amgen, Inc.,
75	2.600%, 08/19/26	69
150	3.875%, 11/15/21	157
150	4.100%, 06/15/21	158
385	4.400%, 05/01/45	368
	Baxalta, Inc.,
78	3.600%, 06/23/22	79
65	4.000%, 06/23/25	65
	Biogen, Inc.,
92	3.625%, 09/15/22	94
90	5.200%, 09/15/45	97
	Celgene Corp.,
132	3.625%, 05/15/24	132
100	3.950%, 10/15/20	104
70	5.000%, 08/15/45	73
	Gilead Sciences, Inc.,
29	2.500%, 09/01/23	28
120	2.950%, 03/01/27	115
65	4.150%, 03/01/47	61
55	4.500%, 02/01/45	55
20	4.600%, 09/01/35	21
215	4.750%, 03/01/46	222

		2,535

	Health Care Equipment & Supplies — 0.2%
	Abbott Laboratories,
295	2.350%, 11/22/19	295
170	2.900%, 11/30/21	170
175	3.750%, 11/30/26	174
55	4.900%, 11/30/46	56
149	Becton Dickinson and Co., 2.675%, 12/15/19	151
235	DJO Finco, Inc., 8.125%, 06/15/21 (e)	204
225	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	232
335	Mallinckrodt International Finance SA, 5.625%, 10/15/23 (e)	312
	Medtronic, Inc.,
450	3.150%, 03/15/22	460
155	3.500%, 03/15/25	160
	Stryker Corp.,
25	3.500%, 03/15/26	25
60	4.625%, 03/15/46	61

		2,300

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — 0.5%
	Aetna, Inc.,
60	3.200%, 06/15/26	59
100	3.500%, 11/15/24	101
90	3.950%, 09/01/20	95
55	4.250%, 06/15/36	55
123	4.750%, 03/15/44	129
	Anthem, Inc.,
60	2.300%, 07/15/18	60
50	4.625%, 05/15/42	50
95	5.100%, 01/15/44	101
200	5.850%, 01/15/36	225
94	Cardinal Health, Inc., 3.750%, 09/15/25	97
245	Cigna Corp., 4.000%, 02/15/22	256
165	DaVita, Inc., 5.000%, 05/01/25	162
	Express Scripts Holding Co.,
100	3.400%, 03/01/27	94
90	3.500%, 06/15/24	89
75	4.500%, 02/25/26	77
	HCA, Inc.,
190	5.250%, 04/15/25	198
2,345	5.375%, 02/01/25	2,351
230	HealthSouth Corp., 5.750%, 11/01/24	233
325	Kindred Healthcare, Inc., 8.750%, 01/15/23	304
290	McKesson Corp., 2.850%, 03/15/23	283
	Tenet Healthcare Corp.,
790	6.750%, 06/15/23	695
20	7.500%, 01/01/22 (e)	21
410	8.125%, 04/01/22	387
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	30
200	2.875%, 03/15/23	201
185	3.100%, 03/15/26	182
135	3.450%, 01/15/27	137
105	3.950%, 10/15/42	102

		6,774

	Health Care Technology — 0.0% (g)
200	Quintiles IMS, Inc., 5.000%, 10/15/26 (e)	200

	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
315	2.950%, 09/19/26	297
46	3.150%, 01/15/23	46
181	4.150%, 02/01/24	188

		531

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.3%
	Actavis Funding SCS,
90	2.350%, 03/12/18	90
207	3.450%, 03/15/22	210
155	3.800%, 03/15/25	155
190	4.550%, 03/15/35	188
200	Allergan, Inc., 2.800%, 03/15/23	191
69	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	75
345	Merck & Co., Inc., 2.350%, 02/10/22	342
	Mylan NV,
200	3.150%, 06/15/21 (e)	196
335	3.950%, 06/15/26 (e)	313
60	5.250%, 06/15/46 (e)	55
65	Mylan, Inc., 2.600%, 06/24/18	65
185	Pfizer, Inc., 3.000%, 12/15/26	183
	Shire Acquisitions Investments Ireland DAC,
100	2.875%, 09/23/23	95
255	3.200%, 09/23/26	238
	Teva Pharmaceutical Finance Netherlands III BV, (Israel),
140	2.800%, 07/21/23	131
350	3.150%, 10/01/26	322
80	4.100%, 10/01/46	68
1,475	Valeant Pharmaceuticals International, Inc., 5.875%, 05/15/23 (e)	1,114
19	Zoetis, Inc., 1.875%, 02/01/18	19

		4,050

	Total Health Care	16,390

	Industrials — 0.8%
	Aerospace & Defense — 0.1%
50	Boeing Co. (The), 6.625%, 02/15/38	68
175	KLX, Inc., 5.875%, 12/01/22 (e)	180
55	L-3 Communications Corp., 3.850%, 12/15/26	54
	Lockheed Martin Corp.,
240	3.550%, 01/15/26	245
95	3.800%, 03/01/45	90
95	Northrop Grumman Corp., 3.850%, 04/15/45	90
150	Precision Castparts Corp., 4.200%, 06/15/35	157
40	Textron, Inc., 3.875%, 03/01/25	40
305	TransDigm, Inc., 6.500%, 05/15/25	319
	United Technologies Corp.,
35	4.150%, 05/15/45	35
180	5.400%, 05/01/35	211

		1,489

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Air Freight & Logistics — 0.1%
240	FedEx Corp., 4.100%, 02/01/45	224
310	XPO Logistics, Inc., 6.500%, 06/15/22 (e)	326

		550

	Airlines — 0.0% (g)
75	Continental Airlines Pass-Through Trust, Series 2007-1, Class A, 5.983%, 04/19/22	83

	Building Products — 0.0% (g)
	Johnson Controls International plc,
160	4.250%, 03/01/21	169
125	5.000%, 03/30/20	134
	Masco Corp.,
45	3.500%, 04/01/21	45
50	4.375%, 04/01/26	51

		399

	Commercial Services & Supplies — 0.1%
45	ACCO Brands Corp., 5.250%, 12/15/24 (e)	45
210	ADT Corp. (The), 3.500%, 07/15/22	200
295	Clean Harbors, Inc., 5.125%, 06/01/21	302
315	Herc Rentals, Inc., 7.750%, 06/01/24 (e)	331
150	Republic Services, Inc., 5.500%, 09/15/19	163
	Waste Management, Inc.,
110	2.900%, 09/15/22	111
37	4.600%, 03/01/21	40

		1,192

	Construction & Engineering — 0.0% (g)
190	AECOM, 5.875%, 10/15/24	203

	Electrical Equipment — 0.0% (g)
160	Eaton Corp., 4.000%, 11/02/32	158

	Industrial Conglomerates — 0.1%
	General Electric Co.,
175	3.375%, 03/11/24	180
74	4.375%, 09/16/20	79
61	6.750%, 03/15/32	81
	Honeywell International, Inc.,
135	2.500%, 11/01/26	128
139	3.350%, 12/01/23	143
120	Koninklijke Philips NV, (Netherlands), 3.750%, 03/15/22	125
	Roper Technologies, Inc.,
31	3.000%, 12/15/20	31
85	3.800%, 12/15/26	86

		853

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Machinery — 0.0% (g)
165	Illinois Tool Works, Inc., 2.650%, 11/15/26	158
195	SPX FLOW, Inc., 5.625%, 08/15/24 (e)	196
65	Xylem, Inc., 4.375%, 11/01/46	64

		418

	Professional Services — 0.0% (g)
78	Equifax, Inc., 2.300%, 06/01/21	76

	Road & Rail — 0.3%
435	Avis Budget Car Rental LLC, 6.375%, 04/01/24 (e)	435
	Burlington Northern Santa Fe LLC,
100	3.050%, 09/01/22	102
165	3.900%, 08/01/46	161
105	4.100%, 06/01/21	112
40	4.150%, 04/01/45	40
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	263
	Canadian Pacific Railway Co., (Canada),
150	4.800%, 09/15/35	162
63	7.125%, 10/15/31	85
	ERAC USA Finance LLC,
40	2.800%, 11/01/18 (e)	41
150	3.850%, 11/15/24 (e)	152
90	4.200%, 11/01/46 (e)	82
35	4.500%, 08/16/21 (e)	37
	Hertz Corp. (The),
245	5.500%, 10/15/24 (e)	214
235	6.250%, 10/15/22	220
150	JB Hunt Transport Services, Inc., 3.300%, 08/15/22	151
391	Norfolk Southern Corp., 4.837%, 10/01/41	424
35	Penske Truck Leasing Co. LP, 2.500%, 06/15/19 (e)	35
	Ryder System, Inc.,
83	2.450%, 09/03/19	84
113	2.500%, 05/11/20	112
43	3.500%, 06/01/17	43
300	Union Pacific Corp., 3.799%, 10/01/51	279

		3,234

	Trading Companies & Distributors — 0.1%
	Air Lease Corp.,
95	3.000%, 09/15/23	91
120	3.375%, 06/01/21	121
230	Aircastle Ltd., 5.000%, 04/01/23	234
200	HD Supply, Inc., 5.750%, 04/15/24 (e)	211

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Trading Companies & Distributors — continued
272	International Lease Finance Corp., 3.875%, 04/15/18	277
585	United Rentals North America, Inc., 5.500%, 07/15/25	597
68	WW Grainger, Inc., 4.600%, 06/15/45	73

		1,604

	Total Industrials	10,259

	Information Technology — 0.7%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
230	1.850%, 09/20/21	225
280	2.200%, 02/28/21	279
85	2.600%, 02/28/23	84
420	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	445
	Harris Corp.,
155	2.700%, 04/27/20	155
150	3.832%, 04/27/25	152
250	4.854%, 04/27/35	262
75	5.054%, 04/27/45	79

		1,681

	Electronic Equipment, Instruments & Components — 0.0% (g)
230	Anixter, Inc., 5.500%, 03/01/23	239
	Arrow Electronics, Inc.,
100	4.500%, 03/01/23	102
150	6.000%, 04/01/20	162
255	Belden, Inc., 5.500%, 09/01/22 (e)	263

		766

	IT Services — 0.1%
1,055	First Data Corp., 5.750%, 01/15/24 (e)	1,089
130	International Business Machines Corp., 7.000%, 10/30/25	167
400	Visa, Inc., 3.150%, 12/14/25	401
78	Xerox Corp., 5.625%, 12/15/19	84

		1,741

	Semiconductors & Semiconductor Equipment — 0.1%
190	Amkor Technology, Inc., 6.375%, 10/01/22	198
	Analog Devices, Inc.,
157	3.125%, 12/05/23	157
130	3.500%, 12/05/26	128
20	4.500%, 12/05/36	20
120	Intel Corp., 4.100%, 05/19/46	119

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
285	Micron Technology, Inc., 5.250%, 01/15/24 (e)	284
400	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	418

		1,324

	Software — 0.2%
155	ACI Worldwide, Inc., 6.375%, 08/15/20 (e)	159
120	Inception Merger Sub, Inc., 8.625%, 11/15/24 (e)	127
170	Infor US, Inc., 6.500%, 05/15/22	177
100	Informatica LLC, 7.125%, 07/15/23 (e)	95
	Microsoft Corp.,
130	2.400%, 08/08/26	123
445	3.700%, 08/08/46	418
160	3.750%, 05/01/43	151
95	3.750%, 02/12/45	89
	Oracle Corp.,
210	1.900%, 09/15/21	205
335	2.400%, 09/15/23	324
245	2.500%, 05/15/22	243
56	3.625%, 07/15/23	59
185	4.000%, 07/15/46	176
125	4.125%, 05/15/45	121

		2,467

	Technology Hardware, Storage & Peripherals — 0.2%
	Apple, Inc.,
256	3.200%, 05/13/25	257
465	3.250%, 02/23/26	464
285	3.450%, 02/09/45	251
50	3.850%, 05/04/43	48
50	4.650%, 02/23/46	54
	Diamond 1 Finance Corp.,
120	4.420%, 06/15/21 (e)	124
80	5.450%, 06/15/23 (e)	85
335	6.020%, 06/15/26 (e)	362
20	8.350%, 07/15/46 (e)	25
	Western Digital Corp.,
180	7.375%, 04/01/23 (e)	198
220	10.500%, 04/01/24 (e)	260

		2,128

	Total Information Technology	10,107

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Materials — 0.4%
	Chemicals — 0.3%
	Agrium, Inc., (Canada),
22	3.375%, 03/15/25	21
120	4.125%, 03/15/35	110
100	6.125%, 01/15/41	114
200	Air Liquide Finance SA, (France), 1.750%, 09/27/21 (e)	192
	CF Industries, Inc.,
80	3.400%, 12/01/21 (e)	79
80	4.500%, 12/01/26 (e)	79
85	5.375%, 03/15/44	70
	Dow Chemical Co. (The),
19	3.000%, 11/15/22	19
19	4.125%, 11/15/21	20
89	EI du Pont de Nemours & Co., 4.150%, 02/15/43	84
140	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	161
255	Hexion, Inc., 6.625%, 04/15/20	226
880	INEOS Group Holdings SA, (Luxembourg), 5.625%, 08/01/24 (e)	873
215	LSB Industries, Inc., SUB, 8.500%, 08/01/19	198
125	LYB International Finance BV, 4.875%, 03/15/44	129
	Mosaic Co. (The),
100	4.250%, 11/15/23	101
166	5.625%, 11/15/43	159
250	Potash Corp. of Saskatchewan, Inc., (Canada), 3.625%, 03/15/24	248
30	Scotts Miracle-Gro Co. (The), 5.250%, 12/15/26 (e)	30
200	Trinseo Materials Operating SCA, 6.750%, 05/01/22 (e)	210
150	Union Carbide Corp., 7.750%, 10/01/96	181

		3,304

	Construction Materials — 0.0% (g)
200	CRH America, Inc., (Ireland), 3.875%, 05/18/25 (e)	203

	Containers & Packaging — 0.1%
340	Ardagh Packaging Finance plc, (Ireland), 7.250%, 05/15/24 (e)	358
150	International Paper Co., 3.800%, 01/15/26	152
195	Reynolds Group Issuer, Inc., (New Zealand), 5.750%, 10/15/20	201

		711

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.0% (g)
	BHP Billiton Finance USA Ltd., (Australia),
70	4.125%, 02/24/42	69
34	5.000%, 09/30/43	38
250	Freeport-McMoRan, Inc., 3.550%, 03/01/22	232
20	Newcrest Finance Pty. Ltd., (Australia), 5.750%, 11/15/41 (e)	19
	Nucor Corp.,
127	4.000%, 08/01/23	133
75	5.200%, 08/01/43	85

		576

	Total Materials	4,794

	Real Estate — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
245	3.125%, 01/15/27	227
125	3.375%, 10/15/26	118
165	3.450%, 09/15/21	167
40	3.500%, 01/31/23	40
40	4.400%, 02/15/26	41
	Boston Properties LP,
85	3.800%, 02/01/24	86
320	3.850%, 02/01/23	328
125	Brixmor Operating Partnership LP, 3.875%, 08/15/22	127
	Communications Sales & Leasing, Inc.,
155	6.000%, 04/15/23 (e)	160
25	7.125%, 12/15/24 (e)	26
170	8.250%, 10/15/23	180
	Crown Castle International Corp.,
50	2.250%, 09/01/21	48
45	3.400%, 02/15/21	46
72	3.700%, 06/15/26	70
78	4.450%, 02/15/26	81
170	DDR Corp., 3.500%, 01/15/21	172
	Duke Realty LP,
160	3.250%, 06/30/26	155
75	3.875%, 02/15/21	78
84	4.375%, 06/15/22	89
190	Equinix, Inc., 5.875%, 01/15/26	200
158	ERP Operating LP, 4.625%, 12/15/21	171
	HCP, Inc.,
50	3.875%, 08/15/24	50
63	4.000%, 06/01/25	62
65	4.200%, 03/01/24	66
302	4.250%, 11/15/23	310

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Equity Real Estate Investment Trusts (REITs) — continued
	Kimco Realty Corp.,
115	3.200%, 05/01/21	117
20	3.400%, 11/01/22	20
45	Liberty Property LP, 3.375%, 06/15/23	45
120	MGM Growth Properties Operating Partnership LP, 5.625%, 05/01/24 (e)	126
51	National Retail Properties, Inc., 3.600%, 12/15/26	50
	Prologis LP,
19	3.750%, 11/01/25	20
73	4.250%, 08/15/23	77
	Realty Income Corp.,
80	3.000%, 01/15/27	75
100	3.875%, 07/15/24	102
	Simon Property Group LP,
175	3.500%, 09/01/25	177
17	4.375%, 03/01/21	18
170	UDR, Inc., 2.950%, 09/01/26	159
	Ventas Realty LP,
80	2.700%, 04/01/20	80
59	3.750%, 05/01/24	60
93	4.125%, 01/15/26	95
2	4.375%, 02/01/45	2
93	VEREIT Operating Partnership LP, 4.600%, 02/06/24	93
	Welltower, Inc.,
55	3.750%, 03/15/23	56
130	4.000%, 06/01/25	133
91	4.500%, 01/15/24	96

	Total Real Estate	4,699

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.8%
	AT&T, Inc.,
125	3.400%, 05/15/25	120
500	3.600%, 02/17/23	504
230	4.125%, 02/17/26	233
335	4.300%, 12/15/42	299
285	4.350%, 06/15/45	253
40	4.450%, 04/01/24	42
225	4.500%, 03/09/48	203
35	4.800%, 06/15/44	33
85	5.150%, 03/15/42	84
150	6.000%, 08/15/40	165
100	British Telecommunications plc, (United Kingdom), 9.125%, 12/15/30	152

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
	CCO Holdings LLC,
1,395	5.750%, 02/15/26 (e)	1,444
150	5.875%, 04/01/24 (e)	160
205	CenturyLink, Inc., 5.625%, 04/01/25	195
105	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	108
285	Deutsche Telekom International Finance BV, (Germany), 2.485%, 09/19/23 (e)	272
385	Frontier Communications Corp., 11.000%, 09/15/25	398
	Intelsat Jackson Holdings SA, (Luxembourg),
300	5.500%, 08/01/23	202
150	8.000%, 02/15/24 (e)	154
	Level 3 Financing, Inc.,
275	5.375%, 01/15/24	278
195	5.375%, 05/01/25	199
40	SES GLOBAL Americas Holdings GP, (Luxembourg), 2.500%, 03/25/19 (e)	40
585	SFR Group SA, (France), 7.375%, 05/01/26 (e)	598
960	Sprint Capital Corp., 8.750%, 03/15/32	1,056
102	Telefonica Emisiones SAU, (Spain), 5.134%, 04/27/20	109
565	UPCB Finance IV Ltd., (Netherlands), 5.375%, 01/15/25 (e)	569
	Verizon Communications, Inc.,
130	2.625%, 02/21/20	131
420	2.625%, 08/15/26	386
249	3.850%, 11/01/42	215
305	4.125%, 08/15/46	276
209	4.150%, 03/15/24	218
238	4.522%, 09/15/48	228
93	4.672%, 03/15/55	87
426	4.862%, 08/21/46	431
20	5.012%, 08/21/54	20
100	5.050%, 03/15/34	105
230	Wind Acquisition Finance SA, (Italy), 7.375%, 04/23/21 (e)	239
510	Windstream Services LLC, 6.375%, 08/01/23	455
250	Zayo Group LLC, 6.375%, 05/15/25	261

		10,922

	Wireless Telecommunication Services — 0.2%
100	America Movil SAB de CV, (Mexico), 5.000%, 03/30/20	107
76	Rogers Communications, Inc., (Canada), 3.625%, 12/15/25	77

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Wireless Telecommunication Services — continued
	Sprint Corp.,
1,225	7.625%, 02/15/25	1,288
480	7.875%, 09/15/23	512
745	T-Mobile USA, Inc., 6.500%, 01/15/24	799
240	United States Cellular Corp., 6.700%, 12/15/33	238
50	Vodafone Group plc, (United Kingdom), 6.150%, 02/27/37	56

		3,077

	Total Telecommunication Services	13,999

	Utilities — 1.1%
	Electric Utilities — 0.7%
90	AEP Transmission Co. LLC, 3.100%, 12/01/26 (e)	89
	Alabama Power Co.,
61	Series 13-A, 3.550%, 12/01/23	64
200	3.850%, 12/01/42	191
50	4.150%, 08/15/44	50
100	Appalachian Power Co., 4.600%, 03/30/21	107
150	Arizona Public Service Co., 4.500%, 04/01/42	157
	Baltimore Gas & Electric Co.,
65	2.800%, 08/15/22	65
170	3.350%, 07/01/23	174
180	Commonwealth Edison Co., 2.550%, 06/15/26	171
140	DTE Electric Co., 3.375%, 03/01/25	143
60	Duke Energy Carolinas LLC, 3.875%, 03/15/46	59
	Duke Energy Corp.,
45	2.650%, 09/01/26	42
30	3.750%, 09/01/46	27
310	5.050%, 09/15/19	334
215	Duke Energy Indiana LLC, 3.750%, 05/15/46	202
	Duke Energy Progress LLC,
150	4.100%, 03/15/43	149
25	4.150%, 12/01/44	25
	Electricite de France SA, (France),
80	2.150%, 01/22/19 (e)	80
35	4.875%, 01/22/44 (e)	35
	Emera US Finance LP, (Canada),
100	3.550%, 06/15/26 (e)	98
150	4.750%, 06/15/46 (e)	151
100	Enel Finance International NV, (Italy), 5.125%, 10/07/19 (e)	107
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	147

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Entergy Corp.,
60	2.950%, 09/01/26	56
105	4.000%, 07/15/22	110
200	Entergy Louisiana LLC, 2.400%, 10/01/26	186
40	Entergy Mississippi, Inc., 2.850%, 06/01/28	38
	Exelon Corp.,
15	2.450%, 04/15/21	15
125	3.400%, 04/15/26	122
55	4.450%, 04/15/46	54
35	Great Plains Energy, Inc., 4.850%, 06/01/21	37
40	Indiana Michigan Power Co., Series K, 4.550%, 03/15/46	41
	ITC Holdings Corp.,
60	3.250%, 06/30/26	58
135	3.650%, 06/15/24	135
115	Jersey Central Power & Light Co., 4.300%, 01/15/26 (e)	119
200	Kansas City Power & Light Co., 5.300%, 10/01/41	213
50	Kentucky Utilities Co., 3.300%, 10/01/25	51
24	Louisville Gas & Electric Co., Series 25, 3.300%, 10/01/25	24
244	MidAmerican Energy Co., 3.500%, 10/15/24	252
34	Nevada Power Co., 5.450%, 05/15/41	40
50	NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/18	50
60	Oklahoma Gas & Electric Co., 4.550%, 03/15/44	64
	Oncor Electric Delivery Co. LLC,
115	2.150%, 06/01/19	115
12	2.950%, 04/01/25	12
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	76
195	3.400%, 08/15/24	199
70	4.300%, 03/15/45	72
50	4.750%, 02/15/44	55
250	6.050%, 03/01/34	312
	PacifiCorp,
245	2.950%, 02/01/22	249
115	2.950%, 06/01/23	116
400	PECO Energy Co., 4.800%, 10/15/43	446
	PPL Electric Utilities Corp.,
104	4.125%, 06/15/44	105
42	4.750%, 07/15/43	47
	Progress Energy, Inc.,
130	3.150%, 04/01/22	131
117	4.400%, 01/15/21	124

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
150	Public Service Co. of Colorado, 2.500%, 03/15/23	148
30	Public Service Co. of New Hampshire, 3.500%, 11/01/23	31
	Public Service Electric & Gas Co.,
150	2.250%, 09/15/26	139
60	3.800%, 03/01/46	58
	Sierra Pacific Power Co.,
41	Series T, 3.375%, 08/15/23	42
260	2.600%, 05/01/26	248
6	South Carolina Electric & Gas Co., 4.500%, 06/01/64	6
	Southern California Edison Co.,
160	Series B, 2.400%, 02/01/22	159
80	Series C, 3.600%, 02/01/45	75
40	4.500%, 09/01/40	43
66	4.650%, 10/01/43	73
100	6.650%, 04/01/29	124
294	Southwestern Electric Power Co., Series J, 3.900%, 04/01/45	273
265	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/25 (e)	268
	Virginia Electric & Power Co.,
150	2.750%, 03/15/23	149
150	2.950%, 01/15/22	152
21	3.450%, 02/15/24	21
75	4.000%, 01/15/43	74
165	Wisconsin Electric Power Co., 3.100%, 06/01/25	164
	Xcel Energy, Inc.,
95	3.300%, 06/01/25	95
260	3.350%, 12/01/26	260
95	4.700%, 05/15/20	101

		9,094

	Gas Utilities — 0.1%
55	AmeriGas Partners LP, 5.500%, 05/20/25	56
155	Antero Midstream Partners LP, 5.375%, 09/15/24 (e)	158
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	90
	Dominion Gas Holdings LLC,
70	2.500%, 12/15/19	71
73	4.600%, 12/15/44	72
95	KeySpan Gas East Corp., 2.742%, 08/15/26 (e)	90

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
100	Piedmont Natural Gas Co., Inc., 3.640%, 11/01/46	88
365	Sabine Pass Liquefaction LLC, 6.250%, 03/15/22	400
200	Southern California Gas Co., 3.200%, 06/15/25	203

		1,228

	Independent Power & Renewable Electricity Producers — 0.1%
235	AES Corp., 4.875%, 05/15/23	232
455	Dynegy, Inc., 5.875%, 06/01/23	394
	Exelon Generation Co. LLC,
160	2.950%, 01/15/20	162
94	5.750%, 10/01/41	88
140	NRG Energy, Inc., 6.625%, 01/15/27 (e)	132
90	Oglethorpe Power Corp., 4.550%, 06/01/44	89
25	PSEG Power LLC, 4.300%, 11/15/23	26
110	Southern Power Co., Series F, 4.950%, 12/15/46	107
30	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46	29

		1,259

	Multi-Utilities — 0.2%
	Berkshire Hathaway Energy Co.,
160	3.500%, 02/01/25	163
95	4.500%, 02/01/45	98
50	CMS Energy Corp., 2.950%, 02/15/27	47
	Consolidated Edison Co. of New York, Inc.,
100	Series 08-B, 6.750%, 04/01/38	135
30	Series C, 4.300%, 12/01/56	30
20	3.850%, 06/15/46	19
165	4.500%, 12/01/45	175
135	Consolidated Edison, Inc., 2.000%, 05/15/21	132
	Dominion Resources, Inc.,
230	Series D, 2.850%, 08/15/26	215
80	SUB, 4.104%, 04/01/21	83
195	3.900%, 10/01/25	199
61	DTE Energy Co., Series F, 3.850%, 12/01/23	63
195	New York State Electric & Gas Corp., 3.250%, 12/01/26 (e)	194
	NiSource Finance Corp.,
150	4.800%, 02/15/44	158
50	5.650%, 02/01/45	58
120	6.125%, 03/01/22	138

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Multi-Utilities — continued
135	Puget Sound Energy, Inc., Series A, VAR, 6.974%, 06/01/67	115
50	San Diego Gas & Electric Co., 2.500%, 05/15/26	48
	Sempra Energy,
80	2.400%, 03/15/20	80
144	4.050%, 12/01/23	150
	Southern Co. Gas Capital Corp.,
77	3.250%, 06/15/26	75
200	5.250%, 08/15/19	214
18	5.875%, 03/15/41	21

		2,610

	Water Utilities — 0.0% (g)
100	American Water Capital Corp., 6.593%, 10/15/37	133

	Total Utilities	14,324

	Total Corporate Bonds (Cost $159,288)	159,392

Foreign Government Securities — 0.0% (g)
	Mexico Government Bond, (Mexico),
86	4.000%, 10/02/23	86
143	5.550%, 01/21/45	146
20	Peru Government Bond, (Peru), 5.625%, 11/18/50	23
	Poland Government Bond, (Poland),
100	3.250%, 04/06/26	96
50	4.000%, 01/22/24	51

	Total Foreign Government Securities (Cost $400)	402

SHARES
Investment Companies — 20.6% (b)
2,025	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	16,075
1,479	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	31,169
498	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	4,050
8,991	JPMorgan High Yield Fund, Class R6 Shares	65,996
3,788	JPMorgan Intrepid International Fund, Class R6 Shares	70,716
1,024	JPMorgan Mid Cap Equity Fund, Class R6 Shares	45,453
3,207	JPMorgan Realty Income Fund, Class R6 Shares	41,467

	Total Investment Companies (Cost $258,764)	274,926

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — 0.8%
24		FHLMC Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	25
		FHLMC Gold Pools, 30 Year, Single Family,
189		4.500%, 05/01/41	204
104		5.500%, 02/01/39	116
145		6.000%, 08/01/36	168
10		6.000%, 12/01/36	11
2		7.000%, 02/01/26	2
6		7.500%, 05/01/26 - 08/01/27	7
3		8.000%, 04/01/25 - 05/01/25	3
4		8.500%, 07/01/26	5
		FNMA, 15 Year, Single Family,
4		4.500%, 05/01/19	4
6		5.000%, 10/01/19	6
42		6.000%, 10/01/19 - 01/01/24	45
93		FNMA, 20 Year, Single Family, 5.500%, 02/01/28	104
		FNMA, 30 Year, Single Family,
87		6.000%, 12/01/32 - 04/01/35	100
69		6.000%, 05/01/33 - 08/01/33	81
3		6.500%, 02/01/26	3
155		6.500%, 10/01/36 - 10/01/38	175
15		7.000%, 03/01/26 - 05/01/26	16
73		7.000%, 04/01/37 - 11/01/38	84
20		8.000%, 11/01/22 - 06/01/24	21
—	(h)	8.500%, 11/01/18	—	(h)
6		9.000%, 08/01/24	7
		FNMA, Other,
138		ARM, 0.881%, 01/01/23	137
198		1.735%, 05/01/20	196
186		2.350%, 05/01/23	184
100		2.400%, 12/01/22	99
233		2.410%, 01/01/23	232
187		2.530%, 03/01/23	186
181		2.706%, 04/01/23	182
230		2.840%, 06/01/22	235
92		2.900%, 06/01/22	94
1,191		3.030%, 12/01/21 - 04/01/30	1,177
143		3.050%, 10/01/20	147
96		3.110%, 10/01/21	99
200		3.320%, 05/01/24	207
196		3.370%, 11/01/20	206
700		3.380%, 01/01/18 - 12/01/23	720
291		3.450%, 11/01/23	303
197		3.480%, 12/01/20	206
142		3.590%, 10/01/20	150
500		3.690%, 11/01/23	527

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
134		3.700%, 12/01/20	142
831		3.739%, 06/01/18	847
381		3.760%, 08/01/23	405
181		3.805%, 05/01/22	192
400		3.860%, 11/01/23	426
478		3.940%, 12/01/25	509
400		4.040%, 10/01/20	426
476		4.295%, 06/01/21	514
276		4.330%, 04/01/21	297
227		4.369%, 02/01/20	241
278		4.640%, 01/01/21	303
166		4.770%, 06/01/19	177
		GNMA II, 30 Year, Single Family,
2		8.000%, 07/20/28	2
11		8.500%, 09/20/25	12
		GNMA, 30 Year, Single Family,
26		6.500%, 01/15/24 - 03/15/28	30
50		7.000%, 04/15/24 - 05/15/26	51
10		7.500%, 06/15/25	10
3		7.500%, 05/15/26	4
13		8.000%, 04/15/24 - 09/15/27	14
18		8.500%, 06/15/22 - 12/15/22	18
—	(h)	10.000%, 07/15/18	—	(h)

		Total Mortgage-Backed Securities (Cost $10,898)	11,094

Municipal Bonds — 0.1% (t)
		New York — 0.0% (g)
35		New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series D, Rev., 5.600%, 03/15/40	43
150		Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	181

			224

		Ohio — 0.1%
210		American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	291

		Total Municipal Bonds (Cost $395)	515

U.S. Government Agency Securities — 0.0% (g)
		Tennessee Valley Authority,
74		1.750%, 10/15/18	75
44		4.625%, 09/15/60	49
65		5.250%, 09/15/39	81

		Total U.S. Government Agency Securities (Cost $182)	205

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 5.2%
		U.S. Treasury Bond,
800		2.750%, 11/15/42	754
1,000		4.250%, 05/15/39	1,212
500		5.375%, 02/15/31	665
1,500		5.500%, 08/15/28	1,939
		U.S. Treasury Note,
8,607		0.500%, 01/31/17 (k)	8,608
1,000		0.625%, 11/30/17	998
4,000		1.000%, 11/30/19	3,950
670		1.250%, 11/15/18	671
1,500		1.250%, 12/15/18	1,501
6,000		1.500%, 02/28/23	5,764
2,000		1.625%, 04/30/19	2,015
4,000		1.625%, 07/31/20	3,995
10,000		1.625%, 11/30/20	9,952
10,000		1.625%, 04/30/23	9,660
5,000		1.750%, 05/15/22	4,921
1,400		1.750%, 01/31/23	1,366
700		2.000%, 11/30/22	694
5,400		2.000%, 02/15/25	5,249
1,800		2.375%, 12/31/20	1,842
3,000		3.500%, 02/15/18	3,084

		Total U.S. Treasury Obligations (Cost $69,415)	68,840

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Health Care — 0.0% (g)
		Biotechnology — 0.0% (g)
7		Trius Therapeutics LLC (a) (Cost $ —)	—	(h)

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $ —)	—

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 1.9%
		U.S. Treasury Obligations — 0.0% (g)
		U.S. Treasury Bill,
145		0.293%, 01/05/17 (n)	145
85		0.481%, 03/30/17 (k) (n)	85
145		0.625%, 06/22/17 (k) (n)	144

		Total U.S. Treasury Obligations	374

SHARES
		Investment Companies— 1.9%
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.820% (b) (l)	—	(h)
24,915		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l)	24,915

		Total Short-Term Investments (Cost $25,290)	25,289

		Total Investments — 99.0% (Cost $1,157,862)	1,323,923
		Other Assets in Excess of Liabilities — 1.0%	13,506

		NET ASSETS — 100.0%	$1,337,429

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	82.3%
Japan	2.9
United Kingdom	2.3
France	1.7
Germany	1.1
China	1.1
Switzerland	1.1
Netherlands	1.1
Others (each less than 1.0%)	6.4

*	Percentages indicated are based upon total investments as of December 31, 2016.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
196	10 Year Australian Government Bond	03/15/17	AUD	$18,068	$9
226	S&P/Toronto Stock Exchange 60 Index	03/16/17	CAD	30,194	(85)
407	E-mini Russell 2000	03/17/17	USD	27,613	(456)
14	E-mini S&P 500	03/17/17	USD	1,566	(5)
462	Mini MSCI Emerging Markets Index	03/17/17	USD	19,841	(527)
228	10 Year U.S. Treasury Note	03/22/17	USD	28,336	(54)
55	U.S. Treasury Long Bond	03/22/17	USD	8,286	(60)
15	2 Year U.S. Treasury Note	03/31/17	USD	3,250	(4)
2	5 Year U.S. Treasury Note	03/31/17	USD	235	— (h)
	Short Futures Outstanding
(117)	Euro Bund	03/08/17	EUR	(20,217)	(260)
(121)	E-mini S&P 500	03/17/17	USD	(13,529)	47
(77)	Euro STOXX 50 Index	03/17/17	EUR	(2,650)	(38)
(350)	FTSE 100 Index	03/17/17	GBP	(30,291)	(584)
(289)	10 Year Canadian Government Bond	03/22/17	CAD	(29,603)	209
(82)	10 Year U.S. Treasury Note	03/22/17	USD	(10,191)	20
(25)	Ultra Long Term U.S. Treasury Bond	03/22/17	USD	(4,006)	29
(129)	Long Gilt	03/29/17	GBP	(20,004)	(364)
(125)	5 Year U.S. Treasury Note	03/31/17	USD	(14,708)	28

					$(2,095)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,740	AUD	HSBC Bank, NA	02/23/17	$2,763	$2,696	$(67)
3,292	CHF	State Street Corp.	02/23/17	3,283	3,243	(40)
2,242	DKK	Citibank, NA	02/23/17	322	319	(3)
161	EUR	National Australia Bank Ltd.	02/23/17	171	170	(1)
593	GBP	Goldman Sachs International	02/23/17	748	731	(17)
373	GBP	HSBC Bank, NA	02/23/17	471	461	(10)
1,343	HKD	HSBC Bank, NA	02/23/17	173	173	— (h)
1,295	HKD	Standard Chartered Bank	02/23/17	167	167	— (h)
6,946	HKD	State Street Corp.	02/23/17	896	896	— (h)
42,998	JPY	State Street Corp.	02/23/17	380	369	(11)
10,419	SEK	Merrill Lynch International	02/23/17	1,136	1,147	11
1,040	SGD	Societe Generale	02/23/17	731	718	(13)
				$11,241	$11,090	$(151)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
8,688	DKK	TD Bank Financial Group	02/23/17	$1,249	$1,234	$15
1,423	EUR	HSBC Bank, NA	02/23/17	1,522	1,501	21
1,038	EUR	Societe Generale	02/23/17	1,105	1,095	10
2,852	EUR	Standard Chartered Bank	02/23/17	3,050	3,010	40
403	EUR	State Street Corp.	02/23/17	431	426	5
349	GBP	State Street Corp.	02/23/17	445	431	14
35,957	JPY	Goldman Sachs International	02/23/17	308	308	—	(h)
158,253	JPY	HSBC Bank, NA	02/23/17	1,436	1,358	78
98,682	JPY	State Street Corp.	02/23/17	870	846	24
3,601	NOK	Merrill Lynch International	02/23/17	424	418	6
2,255	NOK	Societe Generale	02/23/17	269	261	8
				$11,109	$10,888	$221

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2016

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

ACES	— Alternative Credit Enhancement Securities
ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2016.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2016. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
NVDR	— Non-Voting Depositary Receipt
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue

SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2016.
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2016.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	49

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$1,024,082
Investments in affiliates, at value	299,841

Total investment securities, at value	1,323,923
Cash	1,968
Foreign currency, at value	276
Deposits at broker for futures contracts	250
Receivables:
Investment securities sold	8,970
Fund shares sold	2,375
Interest and dividends from non-affiliates	3,422
Dividends from affiliates	9
Tax reclaims	167
Variation margin on futures contracts	219
Unrealized appreciation on forward foreign currency exchange contracts	232

Total Assets	1,341,811

LIABILITIES:
Payables:
Distributions	1,324
Investment securities purchased	1,415
Fund shares redeemed	653
Unrealized depreciation on forward foreign currency exchange contracts	162
Accrued liabilities:
Investment advisory fees	378
Administration fees	50
Distribution fees	49
Shareholder servicing fees	79
Custodian and accounting fees	78
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Deferred India capital gains tax	25
Other	169

Total Liabilities	4,382

Net Assets	$1,337,429

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2016

Diversified Fund
NET ASSETS:
Paid-in-Capital	$1,185,233
Accumulated undistributed (distributions in excess of) net investment income	(1,675)
Accumulated net realized gains (losses)	(10,105)
Net unrealized appreciation (depreciation)	163,976

Total Net Assets	$1,337,429

Net Assets:
Class A	$127,983
Class C	34,078
Class L (formerly Institutional Class)	1,092,024
Select Class	83,344

Total	$1,337,429

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,961
Class C	2,134
Class L (formerly Institutional Class)	67,700
Select Class	5,158

Net Asset Value (a):
Class A — Redemption price per share	$16.08
Class C — Offering price per share (b)	15.97
Class L (formerly Institutional Class) — Offering and redemption price per share	16.13
Select Class — Offering and redemption price per share	16.16
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.84

Cost of investments in non-affiliates	$874,183
Cost of investments in affiliates	283,679
Cost of foreign currency	276

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	51

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,542
Interest income from affiliates	— (a)
Dividend income from non-affiliates	6,235
Dividend income from affiliates	6,493
Foreign taxes withheld	(158)

Total investment income	18,112

EXPENSES:
Investment advisory fees	3,756
Administration fees	559
Distribution fees:
Class A	166
Class C	131
Shareholder servicing fees:
Class A	166
Class C	43
Class L (formerly Institutional Class)	557
Select Class	106
Custodian and accounting fees	319
Interest expense to affiliates	1
Professional fees	59
Interest expense to non-affiliates	1
Trustees’ and Chief Compliance Officer’s fees	8
Printing and mailing costs	25
Registration and filing fees	51
Transfer agency fees (See Note 2.I.)	52
Sub-transfer agency fees (See Note 2.I.)	87
Other	28

Total expenses	6,115

Less fees waived	(2,098)

Net expenses	4,017

Net investment income (loss)	14,095

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	27,052
Investments in affiliates	(4,431)
Futures	(4,071)
Foreign currency transactions	607

Net realized gain (loss)	19,157

Distributions of capital gains received from investment company affiliates	3,601
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	20,844 (b)
Investments in affiliates	2,688
Futures	(3,542)
Foreign currency translations	(368)

Change in net unrealized appreciation/depreciation	19,622

Net realized/unrealized gains (losses)	42,380

Change in net assets resulting from operations	$56,475

(a)	Amount rounds to less than 500.
(b)	Net of change in India capital gains tax of approximately $(25,000).

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,095	$26,664
Net realized gain (loss)	19,157	(17,243)
Distributions of capital gains received from investment company affiliates	3,601	4,256
Change in net unrealized appreciation/depreciation	19,622	(33,499)

Change in net assets resulting from operations	56,475	(19,822)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,410)	(2,046)
From net realized gains	(430)	(3,704)
Class C
From net investment income	(291)	(356)
From net realized gains	(117)	(1,012)
Class L (formerly Institutional Class)
From net investment income	(14,664)	(21,972)
From net realized gains	(3,641)	(29,897)
Select Class
From net investment income	(1,016)	(1,426)
From net realized gains	(277)	(2,243)

Total distributions to shareholders	(21,846)	(62,656)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(57,093)	51,944

NET ASSETS:
Change in net assets	(22,468)	(30,534)
Beginning of period	1,359,893	1,390,427

End of period	$1,337,429	$1,359,893

Accumulated undistributed (distributions in excess of) net investment income	$(1,675)	$1,611

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,845	$14,739
Distributions reinvested	1,784	5,380
Cost of shares redeemed	(16,967)	(25,219)

Change in net assets resulting from Class A capital transactions	$(12,338)	$(5,100)

Class C
Proceeds from shares issued	$3,089	$7,967
Distributions reinvested	364	1,250
Cost of shares redeemed	(4,987)	(10,190)

Change in net assets resulting from Class C capital transactions	$(1,534)	$(973)

Class L (formerly Institutional Class)
Proceeds from shares issued	$30,490	$156,497
Distributions reinvested	16,245	46,986
Cost of shares redeemed	(87,494)	(148,180)

Change in net assets resulting from Class L capital transactions	$(40,759)	$55,303

Select Class
Proceeds from shares issued	$3,070	$19,053
Distributions reinvested	658	1,808
Cost of shares redeemed	(6,190)	(18,147)

Change in net assets resulting from Select Class capital transactions	$(2,462)	$2,714

Total change in net assets resulting from capital transactions	$(57,093)	$51,944

SHARE TRANSACTIONS:
Class A
Issued	176	941
Reinvested	111	347
Redeemed	(1,055)	(1,612)

Change in Class A Shares	(768)	(324)

Class C
Issued	193	503
Reinvested	23	81
Redeemed	(312)	(667)

Change in Class C Shares	(96)	(83)

Class L (formerly Institutional Class)
Issued	1,878	9,757
Reinvested	1,002	3,018
Redeemed	(5,396)	(9,428)

Change in Class L Shares	(2,516)	3,347

Select Class
Issued	190	1,203
Reinvested	40	116
Redeemed	(382)	(1,148)

Change in Select Class Shares	(152)	171

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$15.68	$0.13	$0.50	$0.63	$(0.18)	$(0.05)	$(0.23)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2015	17.20	0.23	0.32	0.55	(0.26)	(0.86)	(1.12)
Year Ended June 30, 2014	15.60	0.26	2.34	2.60	(0.30)	(0.70)	(1.00)
Year Ended June 30, 2013	14.26	0.28	1.63	1.91	(0.28)	(0.29)	(0.57)
Year Ended June 30, 2012	14.46	0.30	(0.18)	0.12	(0.32)	— (i)	(0.32)

Class C
Six Months Ended December 31, 2016 (Unaudited)	15.57	0.09	0.50	0.59	(0.14)	(0.05)	(0.19)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)
Year Ended June 30, 2015	17.11	0.15	0.30	0.45	(0.18)	(0.86)	(1.04)
Year Ended June 30, 2014	15.53	0.18	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(0.18)	0.05	(0.26)	— (i)	(0.26)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	15.73	0.17	0.50	0.67	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)
Year Ended June 30, 2015	17.25	0.32	0.32	0.64	(0.34)	(0.86)	(1.20)
Year Ended June 30, 2014	15.64	0.35	2.34	2.69	(0.38)	(0.70)	(1.08)
Year Ended June 30, 2013	14.29	0.36	1.63	1.99	(0.35)	(0.29)	(0.64)
Year Ended June 30, 2012	14.49	0.37	(0.18)	0.19	(0.39)	— (i)	(0.39)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	15.76	0.16	0.49	0.65	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2015	17.28	0.27	0.31	0.58	(0.29)	(0.86)	(1.15)
Year Ended June 30, 2014	15.66	0.32	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(0.17)	0.16	(0.36)	— (i)	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)(h)

$16.08	4.02%	$127,983	0.99%	1.65%	1.31%	35%
15.68	(1.70)	136,865	1.01	1.52	1.31	57
16.63	3.40	150,561	1.00	1.37	1.25	49
17.20	17.10	153,904	1.04	1.59	1.24	58
15.60	13.67	139,734	1.02	1.87	1.25	53
14.26	1.04	128,999	1.02	2.17	1.27	66

15.97	3.79	34,078	1.50	1.15	1.76	35
15.57	(2.22)	34,731	1.52	1.01	1.77	57
16.52	2.87	38,224	1.51	0.87	1.74	49
17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66

16.13	4.27	1,092,024	0.50	2.15	0.81	35
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57
16.69	3.96	1,115,749	0.51	1.86	0.82	49
17.25	17.67	916,735	0.55	2.10	0.84	58
15.64	14.24	650,287	0.53	2.36	0.85	53
14.29	1.53	447,930	0.53	2.65	0.87	66

16.16	4.13	83,344	0.74	1.91	0.99	35
15.76	(1.45)	83,684	0.76	1.78	1.00	57
16.71	3.63	85,893	0.75	1.60	0.99	49
17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class C, Class L^ and Select Class	Diversified

^ Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class L and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by affiliated and unaffiliated approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where

58	J.P. MORGAN FUNDS	DECEMBER 31, 2016

sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at December 31, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$69,449	$24,931	$—	$94,380
Consumer Staples	30,740	13,991	—	44,731
Energy	30,828	15,051	—	45,879
Financials	91,716	37,070	—	128,786
Health Care	63,669	16,929	—	80,598
Industrials	51,473	21,852	—	73,325
Information Technology	108,770	17,807	—	126,577
Materials	13,629	14,451	—	28,080
Real Estate	10,297	7,376	—	17,673
Telecommunication Services	5,547	5,910	—	11,457
Utilities	13,283	3,211	—	16,494

Total Common Stocks	489,401	178,579	—	667,980

Preferred Stocks
Consumer Staples	—	1,885	—	1,885
Materials	311	—	—	311
Utilities	122	—	—	122

Total Preferred Stocks	433	1,885	—	2,318

DECEMBER 31, 2016	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$16,245	$21,270		$37,515
Collateralized Mortgage Obligations	—	65,720	—		65,720
Commercial Mortgage-Backed Securities	—	8,853	874		9,727
Corporate Bonds
Consumer Discretionary	—	17,801	—		17,801
Consumer Staples	—	10,322	—		10,322
Energy	—	14,444	—		14,444
Financials	—	42,253	—		42,253
Health Care	—	16,390	—		16,390
Industrials	—	10,259	—		10,259
Information Technology	—	10,107	—		10,107
Materials	—	4,794	—		4,794
Real Estate	—	4,699	—		4,699
Telecommunication Services	—	13,999	—		13,999
Utilities	—	14,324	—		14,324

Total Corporate Bonds	—	159,392	—		159,392

Foreign Government Securities	—	402	—		402
Mortgage-Backed Securities	—	11,094	—		11,094
Municipal Bonds	—	515	—		515
U.S. Government Agency Securities	—	205	—		205
U.S. Treasury Obligations	—	68,840	—		68,840
Rights
Health Care	—	—	—	(a)	— (a)
Warrant
Financials	—	—	—	(b)	— (b)
Short-Term Investments
Investment Companies	24,915	—	—		24,915
U.S. Treasury Obligations	—	374	—		374

Total Short-Term Investments	24,915	374	—		25,289

Investment Companies	274,926	—	—		274,926

Total Investments in Securities	$789,675	$512,104	$22,144		$1,323,923

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$232	$—		$232
Futures Contracts	342	—	—		342

Total Appreciation in Other Financial Instruments	$342	$232	$—		$574

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(162)	$—		$(162)
Futures Contracts	(1,815)	(622)	—		(2,437)

Total Depreciation in Other Financial Instruments	$(1,815)	$(784)	$—		$(2,599)

(a)	Amount rounds to less than 500.
(b)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers among any levels for the six months ended December 31, 2016.

60	J.P. MORGAN FUNDS	DECEMBER 31, 2016

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2016		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016
Investments in Securities:
Asset-Backed Securities	$37,573		$265		$144	$61	$347	$(14,856)	$2,352	$(4,616)	$21,270
Commercial Mortgage-Backed Securities	1,084		—		20	(7)	—	(16)	—	(207)	874
Common Stock — Consumer Discretionary	2		—	(a)	2	—	—	(4)	—	—	—
Right — Health Care	—	(a)	—		—	—	—	—	—	—	—	(a)
Warrant — Financials	—	(b)	—		—	—	—	—	—	—	—	(b)

	$38,659		$265		$166	$54	$347	$(14,876)	$2,352	$(4,823)	$22,144

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 500.
(b)	Value is zero.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2016, which were valued using significant unobservable inputs (level 3) amounted to approximately $270,000.

Quantitative Information about Level 3 Fair Value Measurements #

(amounts in thousands)

	Fair Value at December 31, 2016		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Mergers and Acquisitions	Discount for potential outcome	100% (100%)

Right	—	(a)

	—	(b)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Warrants	—	(b)

	21,270		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 11.00% (5.23%)
				Constant Default Rate	2.47% - 30.00% (4.52%)
				Yield (Discount Rate of Cash Flows)	1.84% - 10.05% (4.86%)

Asset-Backed Securities	21,270

	868		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.01%)
				Yield (Discount Rate of Cash Flows)	1.93% - 43.71% (21.92%)

Commercial Mortgage-Backed Securities	868

Total	$22,138

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At December 31, 2016, the value of these investments was approximately $6,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Amount rounds to less than 500.
(b)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

DECEMBER 31, 2016	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

As of December 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$45,947
Average Notional Balance Short	25,475
Ending Notional Balance Long	79,214
Ending Notional Balance Short	46,470
Interest Rate
Average Notional Balance Long	72,020
Average Notional Balance Short	66,344
Ending Notional Balance Long	58,175
Ending Notional Balance Short	98,729

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of December 31, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

62	J.P. MORGAN FUNDS	DECEMBER 31, 2016

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended December 31, 2016 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$11,373
Average Settlement Value Sold	9,379
Ending Settlement Value Purchased	11,241
Ending Settlement Value Sold	11,109

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$295	$—	$295
Foreign exchange contracts	Receivables	—	232	232
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	47	—	47

Total		$342	$232	$574

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(742)	$—	$(742)
Foreign exchange contracts	Payables	—	(162)	(162)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,695)	—	(1,695)

Total		$(2,437)	$(162)	$(2,599)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2016, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(941)	$—	$(941)
Foreign exchange contracts	—	751	751
Equity contracts	(3,130)	—	(3,130)

Total	$(4,071)	$751	$(3,320)

DECEMBER 31, 2016	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(1,180)	$—	$(1,180)
Foreign exchange contracts	—	(365)	(365)
Equity contracts	(2,362)	—	(2,362)

Total	$(3,542)	$(365)	$(3,907)

The Fund’s derivatives contracts held at December 31, 2016 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands).

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016		Value at December 31, 2016
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$26,064	$33,661	$41,271	$(2,096)	$1,006	2,025		$16,075
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	22,102	12,030	2,742	(32)	276	1,479		31,169
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	4,109	—	—	—	—	498		4,050
JPMorgan High Yield Fund, Class R6 Shares	68,563	40,570	45,000	(1,593)	2,418	8,991		65,996
JPMorgan Intrepid International Fund, Class R6 Shares	71,577	7,642	11,569	(1,335)	1,782	3,788		70,716
JPMorgan Mid Cap Equity Fund, Class R6 Shares	43,031	1,519	—	1,362	156	1,024		45,453
JPMorgan Prime Money Market Fund, Institutional Class Shares	45,367	117,097	162,464	—	28	—	(a)	—	(a)
JPMorgan Realty Income Fund, Class R6 Shares	43,644	7,716	4,975	2,862	802	3,207		41,467
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	189,826	164,911	—	25	24,915		24,915

	$324,457			$(832)	$6,493			$299,841

(a)	Amount rounds to less than 500.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

64	J.P. MORGAN FUNDS	DECEMBER 31, 2016

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class L	Select Class	Total
Transfer agency fees	$40	$2	$6	$4	$52
Sub-transfer agency fees	36	8	29	14	87

The Fund invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds

DECEMBER 31, 2016	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class L and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$6	$—	(a)

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class L	Select Class
0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class L	Select Class
1.14%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the six months ended December 31, 2016 and is in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$731	$339	$1,070

66	J.P. MORGAN FUNDS	DECEMBER 31, 2016

In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2016. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Voluntary Waivers
Investment Advisory	Administration	Total
$734	$266	$1,000

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2016, was approximately $28,000.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2016, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2016, the Fund incurred approximately $2 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$387,314	$475,922	$68,260	$43,281

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,157,861	$189,007	$22,945	$166,062

At June 30, 2016, the Fund did not have any net capital loss carryforward.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

DECEMBER 31, 2016	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2016, the Fund had two affiliated accounts which represented 24.2% of the Fund’s net assets.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

68	J.P. MORGAN FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,040.20	$5.09	0.99%
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class C
Actual	1,000.00	1,037.90	7.70	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class L (formerly Institutional Class)
Actual	1,000.00	1,042.70	2.57	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,041.30	3.81	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

DECEMBER 31, 2016	J.P. MORGAN FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and the Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall

70	J.P. MORGAN FUNDS	DECEMBER 31, 2016

confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the

Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services

DECEMBER 31, 2016	J.P. MORGAN FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the third, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the third, fifth and fourth quintiles based upon the Peer Group, for the one-, three- and five year periods ended December 31, 2015, respectively, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund invests.

72	J.P. MORGAN FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-DIV-1216

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2016 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the S&P 500 returned 7.82%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*[1]	8.91%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$7,773,634

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the six months ended December 31, 2016. The Fund’s security selection in the financials and telecommunication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc. and Morgan Stanley Inc. and its underweight position in Oracle Corp. Shares of United Continental Holdings, an airline operator, rose on improved traffic and capacity. Shares of Morgan Stanley, a financial services company, rose on investor expectations of an improved business environment for the financials sector. Shares of Oracle, a software maker, fell after the company reported a decline in profit and lower-than-expected revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and Accenture PLC and its underweight position in Nvidia Corp. Shares of Bristol-Myers Squibb, a drug maker, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments. Shares of Accenture, a provider of management consulting and outsourcing, fell on lower-than-expected revenue and a weak outlook for earnings. Shares of Nvidia, a semiconductor manufacturer, rose after the company posted better-than-expected revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.2%
2.	Microsoft Corp.	3.1
3.	Exxon Mobil Corp.	1.9
4.	Wells Fargo & Co.	1.8
5.	Facebook, Inc., Class A	1.8
6.	Bank of America Corp.	1.7
7.	Amazon.com, Inc.	1.6
8.	Pfizer, Inc.	1.6
9.	Citigroup, Inc.	1.6
10.	General Electric Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.7%
Financials	14.7
Health Care	13.5
Consumer Discretionary	12.5
Industrials	9.8
Consumer Staples	8.9
Energy	7.3
Utilities	3.1
Materials	2.8
Real Estate	2.4
Telecommunication Services	1.7
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
1	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated as and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		3.05%	3.61%	12.62%	6.13%
Without Sales Charge		8.73	9.33	13.85	6.71
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS)	January 3, 1997	8.91	9.68	14.30	7.14
CLASS R6 SHARES	March 24, 2003	8.97	9.84	14.41	7.25
SELECT CLASS SHARES	September 10, 2001	8.89	9.57	14.13	6.98

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	7.73%
Russell 1000 Growth Index	5.64%

Net Assets as of 12/31/2016 (In Thousands)	$341,079

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology sector and its underweight position in the producer durables sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Charles Schwab & Co., ARM Holdings PLC and MasterCard Inc. Shares of Charles Schwab, a discount securities brokerage, rose on better-than-expected earnings and investor expectations of rising U.S. interest rates. Shares of ARM Holdings, a semiconductor manufacturer, rose ahead of the company’s $32 billion acquisition by Softbank Group Corp. Shares of MasterCard, a credit card provider, rose on better-than-expected earnings and revenue growth as well as investor expectations for an improved business climate for the broader financial services sector.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Microsoft Corp. and its overweight position in Vertex Pharmaceuticals Inc. Shares of both Apple, a maker of computers and mobile devices, and Microsoft, a provider of software and services, rose amid the broader trend of increased investment in U.S. equities. Shares of Microsoft also rose after the company reported better-than-expected earnings. Shares of Vertex Pharmaceuticals, a drug maker, fell amid investor expectations of increased regulatory scrutiny over industry drug pricing.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class A	7.1%
2.	Amazon.com, Inc.	6.4
3.	Facebook, Inc., Class A	6.2
4.	Mastercard, Inc., Class A	5.8
5.	Charles Schwab Corp. (The)	5.0
6.	UnitedHealth Group, Inc.	4.0
7.	Intercontinental Exchange, Inc.	3.9
8.	Ulta Salon Cosmetics & Fragrance, Inc.	3.7
9.	Broadcom Ltd., (Singapore)	3.6
10.	Priceline Group, Inc. (The)	3.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	39.1%
Consumer Discretionary	21.7
Health Care	11.9
Financials	8.9
Industrials	7.9
Real Estate	3.3
Materials	2.2
Consumer Staples	2.1
Energy	2.1
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
With Sales Charge**		1.95%	(5.13)%	12.38%	5.91%
Without Sales Charge		7.61	0.14	13.60	6.54
CLASS C SHARES	November 30, 2007
With CDSC***		6.34	(1.34)	13.03	6.00
Without CDSC		7.34	(0.34)	13.03	6.00
CLASS R5 SHARES	November 30, 2007	7.88	0.62	14.11	7.02
SELECT CLASS SHARES	November 30, 2007	7.73	0.36	13.87	6.80

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	12.04%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$146,503

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the consumer discretionary sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the technology and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Capital One Financial Corp., Delta Air Lines Inc. and American International Group Inc. Shares of Capital One Financial, a financial services company, rose on investor expectations for an improved business climate for the financial services sector. Shares of Delta Air Lines, an airline operator, rose on investor expectations for improvements in industry capacity and pricing. Shares of American International Group, a re-insurance company, rose on investor expectations for an improved business climate for the broader financial services sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Vertex Pharmaceuticals Inc. and its underweight position in Bank of America Corp. Shares of Gilead Sciences, a drug maker, fell amid a general decline in health care sector stocks. Shares of Vertex Pharmaceuticals, a drug maker, fell amid investor expectations of increased regulatory scrutiny over industry drug pricing. Shares of Bank of America, a banking and financial services company, rose on investor expectations that the bank will benefit from rising U.S. interest rates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	5.4%
2.	Facebook, Inc., Class A	5.1
3.	American International Group, Inc.	5.1
4.	Mastercard, Inc.	5.0
5.	Alphabet, Inc., Class C	4.7
6.	Loews Corp.	3.9
7.	Capital One Financial Corp.	3.6
8.	Priceline Group, Inc. (The)	3.5
9.	Wells Fargo & Co.	3.2
10.	DISH Network Corp., Class A	3.0

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.6%
Financials	19.9
Information Technology	19.3
Health Care	9.2
Energy	6.2
Industrials	5.8
Materials	3.5
Real Estate	2.0
Utilities	2.0
Consumer Staples	1.7
Short-Term Investment	8.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		6.03%	2.43%	13.61%	11.16%
Without Sales Charge		11.89	8.10	14.85	12.27
CLASS C SHARES	July 29, 2011
With CDSC***		10.57	6.53	14.26	11.70
Without CDSC		11.57	7.53	14.26	11.70
SELECT CLASS SHARES	July 29, 2011	12.04	8.37	15.14	12.55

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	8.45%
Russell 1000 Value Index	10.39%

Net Assets as of 12/31/2016 (In Thousands)	$13,787,284

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the financials and materials sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the information technology sector and its underweight position in the telecommunication services sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Travelers Cos. and Simon Property Group Inc. and its underweight position in J.P. Morgan Chase & Co. Shares of Travelers, an insurance company, underperformed the broader financials sector during the reporting period. Shares of Simon Property Group, a real estate insurance trust, fell amid investor concerns about the impact of rising U.S. interest rates. Shares of J.P Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on investor expectations of an improved operating environment for large banks.

Leading individual contributors to relative performance included the Fund’s underweight positions in Berkshire Hathaway Inc. and its overweight position in PNC Financial Services Group Corp. and Time Warner Inc. Shares of Berkshire Hathaway, a diversified holding company that was not held in the Fund, underperformed the broader financials sector during the reporting period. Shares of PNC Financial Services, a banking and financial services company, rose on investor expectations of an improved operating environment for the financials sector. Shares of Time Warner, an entertainment provider and distributor, rose on news of an acquisition offer from AT&T Corp.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.3%
2.	Bank of America Corp.	2.9
3.	Exxon Mobil Corp.	2.6
4.	Chevron Corp.	2.5
5.	PNC Financial Services Group, Inc. (The)	2.5
6.	Johnson & Johnson	2.4
7.	ConocoPhillips	2.2
8.	BlackRock, Inc.	2.1
9.	Apple, Inc.	2.0
10.	Occidental Petroleum Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.8%
Energy	11.3
Industrials	10.4
Health Care	10.1
Information Technology	9.9
Consumer Discretionary	8.1
Consumer Staples	7.6
Utilities	3.9
Materials	3.1
Real Estate	2.9
Telecommunication Services	1.6
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		2.69%	8.61%	12.27%	6.56%
Without Sales Charge		8.40	14.62	13.48	7.13
CLASS C SHARES	November 4, 1997
With CDSC***		7.09	13.04	12.92	6.59
Without CDSC		8.09	14.04	12.92	6.59
CLASS R2 SHARES	February 28, 2011	8.25	14.29	13.19	6.93
CLASS R3 SHARES	September 9, 2016	8.35	14.56	13.47	7.13
CLASS R4 SHARES	September 9, 2016	8.47	14.86	13.76	7.43
CLASS R5 SHARES	February 28, 2011	8.63	15.06	13.99	7.55
CLASS R6 SHARES	January 31, 2012	8.69	15.17	14.05	7.58
SELECT CLASS SHARES	July 2, 1987	8.45	14.84	13.76	7.43

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 and Class R5 Shares would have been different than those shown because Class R4 and Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31,

2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	11.67%
Russell 1000 Value Index	10.39%

Net Assets as of 12/31/2016 (In Thousands)	$530,859

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection and overweight position in the financials sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the industrials and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bank of America Corp., Harman International Industries Inc. and Best Buy Inc. Shares of Bank of America, a banking and financial services company, rose on investor expectations of an improved operating environment for large banks. Shares of Harman International Industries, a maker of audio systems for the consumer and commercial markets, rose on news of Samsung Electronics Co.’s $8 billion acquisition of the company. Shares of Best Buy, a consumer electronics chain, rose on better-than-expected earnings and sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and T. Rowe Price Group Inc. and its underweight position in J.P. Morgan Chase & Co. Shares of Bristol-Myers Squibb, a drug maker not held in the Benchmark, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments. Shares of T. Rowe Price Group, a mutual fund investments provider, rose during the reporting period but underperformed the broader financials sector. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on investor expectations of an improved operating environment for large banks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the consumer discretionary sector, while its largest underweight position was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.0%
2.	Microsoft Corp.	2.9
3.	Wells Fargo & Co.	2.9
4.	Chevron Corp.	2.6
5.	Exxon Mobil Corp.	2.4
6.	Apple, Inc.	2.4
7.	Berkshire Hathaway, Inc., Class B	2.2
8.	Verizon Communications, Inc.	2.1
9.	Honeywell International, Inc.	1.9
10.	Occidental Petroleum Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.7%
Energy	12.8
Information Technology	11.8
Consumer Discretionary	11.4
Health Care	9.3
Industrials	8.1
Consumer Staples	4.9
Telecommunication Services	2.8
Utilities	2.1
Real Estate	1.9
Materials	0.9
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		5.81%	8.75%	14.13%	5.56%
Without Sales Charge		11.67	14.78	15.37	6.13
CLASS C SHARES	January 2, 1998
With CDSC***		10.42	13.23	14.79	5.60
Without CDSC		11.42	14.23	14.79	5.60
CLASS R2 SHARES	November 2, 2015	11.54	14.48	15.30	6.10
CLASS R5 SHARES	November 2, 2015	11.94	15.29	15.70	6.45
CLASS R6 SHARES	November 2, 2015	11.97	15.35	15.72	6.46
SELECT CLASS SHARES	January 25, 1996	11.83	15.06	15.65	6.43

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	7.31%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$326,938

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2016.

The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund provided a downside buffer throughout the particularly volatile market environment, exhibiting markedly less volatility than the Benchmark while capturing 93% of the market returns during the six month reporting period.

The Fund’s security selection in the pharmaceutical/medical technology and energy sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials and telecommunication services sectors made a positive contribution to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and Accenture PLC and its underweight position in Nvidia Corp. Shares of Bristol-Myers Squibb, a drug maker, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments. Shares of Accenture, a provider of management consulting and outsourcing, fell on lower-than-expected revenue and a weak outlook for earnings. Shares of Nvidia, a semiconductor manufacturer, rose after the company posted better-than-expected revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc., Charter Communications Inc. and Morgan Stanley. Shares of United Continental Holdings, an airline operator, rose on improved traffic and capacity. Shares of Charter Communications, a provider of broadband communications services, rose after it was added to the S&P 500 Index and amid positive investor expectations for its merger with Time Warner Cable. Shares of Morgan Stanley, a financial services company, rose on investor expectations of an improved business environment for the financials sector.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies,

while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.1%
2.	Microsoft Corp.	3.0
3.	Exxon Mobil Corp.	1.9
4.	Wells Fargo & Co.	1.8
5.	Facebook, Inc., Class A	1.8
6.	Bank of America Corp.	1.7
7.	Amazon.com, Inc.	1.6
8.	Pfizer, Inc.	1.6
9.	Citigroup, Inc.	1.6
10.	General Electric Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.4%
Financials	14.5
Health Care	13.3
Consumer Discretionary	12.4
Industrials	9.6
Consumer Staples	8.8
Energy	7.2
Utilities	3.0
Materials	2.8
Real Estate	2.3
Telecommunication Services	1.7
Put Options	1.3
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		1.51%	3.50%	3.65%	4.16%
Without Sales Charge		7.13	9.26	5.52	6.02
CLASS C SHARES	December 13, 2013
With CDSC***		5.90	7.73	4.99	5.49
Without CDSC		6.90	8.73	4.99	5.49
CLASS R5 SHARES	December 13, 2013	7.40	9.78	6.00	6.50
CLASS R6 SHARES	December 13, 2013	7.43	9.83	6.05	6.55
SELECT CLASS SHARES	December 13, 2013	7.31	9.58	5.79	6.29

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the funds designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	5.42%
Russell 1000 Growth Index	5.64%

Net Assets as of 12/31/2016 (In Thousands)	$11,948,776

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the health care and materials & processing sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials sector and its underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Microsoft Corp. and its overweight position in Monster Beverage Corp. Shares of Apple, a maker of computers and mobile devices, rose amid the broader trend of increased investment in U.S. equities during the reporting period. Shares of Microsoft, a provider of software and services, rose on better-than-expected earnings and the broader trend of increased investment in U.S. equities during the reporting period. Shares of Monster Beverage, a maker of energy drinks, fell after the company reported lower-than-expected earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nvidia Corp., Delta Air Lines Inc. and Charles Schwab Co. Shares of Nvidia, a semiconductor manufacturer, rose after the company posted better-than-expected revenue, driven by demand from computer game and data center markets. Shares of Delta Air Lines, an airline operator, rose on investor expectations for improvements in industry capacity and pricing. Shares of Charles Schwab, a discount securities brokerage, rose on better-than-expected earnings and investor expectations for an improved operating environment for the broader financial sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.0%
2.	Amazon.com, Inc.	5.1
3.	Home Depot, Inc. (The)	3.7
4.	NVIDIA Corp.	3.7
5.	Apple, Inc.	3.4
6.	Mastercard, Inc., Class A	3.4
7.	Facebook, Inc., Class A	3.0
8.	Comcast Corp., Class A	3.0
9.	Microsoft Corp.	2.8
10.	Delta Air Lines, Inc.	2.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.0%
Consumer Discretionary	21.2
Health Care	12.6
Industrials	8.2
Financials	6.1
Materials	4.2
Consumer Staples	4.0
Energy	1.0
Real Estate	0.7
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		(0.13)%	(7.31)%	10.32%	7.46%
Without Sales Charge		5.38	(2.16)	11.51	8.04
CLASS C SHARES	November 4, 1997
With CDSC***		4.09	(3.66)	10.95	7.49
Without CDSC		5.09	(2.66)	10.95	7.49
CLASS R2 SHARES	November 3, 2008	5.24	(2.43)	11.23	7.78
CLASS R3 SHARES	September 9, 2016	5.32	(2.24)	11.48	8.08
CLASS R4 SHARES	September 9, 2016	5.42	(2.04)	11.69	8.26
CLASS R5 SHARES	April 14, 2009	5.54	(1.85)	11.92	8.42
CLASS R6 SHARES	November 30, 2010	5.58	(1.74)	12.00	8.47
SELECT CLASS SHARES	February 28, 1992	5.42	(2.04)	11.69	8.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 to 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 and Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 and Class R5 Shares would have been different than those shown because Class R3, Class R4 and Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	21.17%
Russell 1000 Value Index	10.39%

Net Assets as of 12/31/2016 (In Thousands)	$813,684

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s overweight positions and security selection in both the big banks & brokers sector and the auto & transportation sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection and overweight position in the health services & systems sector were the only sector detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Harman International Industries Inc., KeyCorp and T-Mobile US Inc. Shares of Harman International Industries, a maker of audio systems for the consumer and commercial markets, rose on news of Samsung Electronics Co.’s $8 billion acquisition of the company. Shares of KeyCorp, a banking company, rose amid an increase in U.S. interest rates and investor expectations for an improved business climate for large banks. Shares of T-Mobile US, a mobile telecommunications provider, rose amid better-than-expected earnings and investor expectations of a potential merger with Sprint increased mergers and acquisitions activity within the telecommunications sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wells Fargo & Co. and Morgan Stanley, and its underweight position in J.P. Morgan Chase & Co. Shares of Wells Fargo, a banking and financial services company, fell amid falling mortgage revenue and higher expenses in the wake of the bank’s $185 million settlement for opening fictitious or unauthorized bank accounts. Shares of Morgan Stanley, a financial services company, underperformed the broader financials sector during the reporting period. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on investor expectations of an improved operating environment for large banks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Citigroup, Inc.	4.6%
2.	Wells Fargo & Co.	4.0
3.	General Motors Co.	3.8
4.	Royal Caribbean Cruises Ltd.	2.9
5.	Pfizer, Inc.	2.6
6.	Bank of America Corp.	2.6
7.	DISH Network Corp., Class A	2.4
8.	Southwest Airlines Co.	2.4
9.	AT&T, Inc.	2.3
10.	Broadcom Ltd., (Singapore)	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.6%
Consumer Discretionary	22.1
Energy	12.4
Health Care	8.5
Industrials	7.3
Information Technology	6.1
Consumer Staples	3.3
Materials	3.2
Telecommunication Services	2.8
Real Estate	1.0
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		14.78%	15.52%	15.30%	5.61%
Without Sales Charge		21.10	21.88	16.56	6.18
CLASS C SHARES	March 22, 1999
With CDSC***		19.72	20.23	15.97	5.63
Without CDSC		20.72	21.23	15.97	5.63
CLASS R2 SHARES	November 3, 2008	20.90	21.53	16.26	5.89
CLASS R5 SHARES	May 15, 2006	21.26	22.24	16.96	6.59
CLASS R6 SHARES	November 30, 2010	21.34	22.39	17.02	6.62
SELECT CLASS SHARES	March 1, 1991	21.17	22.05	16.74	6.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Select Class Shares. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*[1]	10.32%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$12,344,822

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s L Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s overweight position in the big banks & brokers sector and its security selection in the telecommunications sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology sector and the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc. and United Continental Holdings Inc. and its underweight position in Exxon Mobil Corp. Shares of UnitedHealth, a health insurer, rose after the company issued a better-than-expected earnings forecast. Shares of United Continental Holdings, an airline operator, rose on improved traffic and capacity. Shares of Exxon Mobil, an integrated oil and gas company not held by the Fund, underperformed amid investors’ preference for energy sector companies with higher potential for growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wells Fargo & Co., Chubb Ltd. and Bristol-Myers Squibb Co. Shares of Wells Fargo, a banking and financial services company, fell amid falling mortgage revenue and higher expenses in the wake of the bank’s $185 million settlement for opening fictitious or unauthorized bank accounts. Shares of Chubb, a property and casualty insurer, rose slightly during the reporting but underperformed the broader financials sector. Shares of Bristol-Myers Squibb, a drug maker, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest average overweight positions relative to the Benchmark for the six months ended December 31, 2016 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the consumer staples and real estate investment trust sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.2%
2.	Apple, Inc.	3.0
3.	UnitedHealth Group, Inc.	2.7
4.	General Electric Co.	2.2
5.	Pfizer, Inc.	2.2
6.	Alphabet, Inc., Class A	2.2
7.	Alphabet, Inc., Class C	2.0
8.	Broadcom Ltd., (Singapore)	1.9
9.	PepsiCo, Inc.	1.9
10.	Citigroup, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Financials	16.8
Health Care	14.0
Consumer Discretionary	13.6
Industrials	11.0
Energy	7.8
Consumer Staples	6.9
Utilities	2.5
Materials	2.5
Telecommunication Services	1.1
Real Estate	0.7
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
1	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated as and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		4.34%	4.71%	13.59%	7.25%
Without Sales Charge		10.10	10.49	14.82	7.84
CLASS C SHARES	September 10, 2001
With CDSC***		8.89	8.94	14.26	7.29
Without CDSC		9.89	9.94	14.26	7.29
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS)	September 17, 1993	10.32	10.88	15.22	8.23
CLASS R2 SHARES	November 3, 2008	10.05	10.23	14.56	7.62
CLASS R3 SHARES	September 9, 2016	10.10	10.49	14.82	7.84
CLASS R4 SHARES	September 9, 2016	10.23	10.72	15.04	8.06
CLASS R5 SHARES	May 15, 2006	10.35	10.86	15.27	8.26
CLASS R6 SHARES	November 30, 2010	10.37	10.91	15.33	8.31
SELECT CLASS SHARES	September 10, 2001	10.18	10.67	15.03	8.06

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares and Class R3 prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 12.6%
	Auto Components — 0.4%
318	Delphi Automotive plc	21,431
59	Lear Corp.	7,815

		29,246

	Automobiles — 0.5%
356	Ford Motor Co.	4,320
987	General Motors Co.	34,397

		38,717

	Hotels, Restaurants & Leisure — 1.1%
292	Royal Caribbean Cruises Ltd.	23,984
911	Starbucks Corp.	50,598
227	Yum! Brands, Inc.	14,357

		88,939

	Household Durables — 0.4%
396	DR Horton, Inc.	10,817
88	Newell Brands, Inc.	3,938
591	PulteGroup, Inc.	10,866
126	Toll Brothers, Inc. (a)	3,916

		29,537

	Internet & Direct Marketing Retail — 1.6%
170	Amazon.com, Inc. (a)	127,794

	Media — 4.4%
67	CBS Corp. (Non-Voting), Class B	4,256
225	Charter Communications, Inc., Class A (a)	64,867
1,329	Comcast Corp., Class A	91,799
323	DISH Network Corp., Class A (a)	18,718
1,776	Sirius XM Holdings, Inc.	7,904
492	Time Warner, Inc.	47,531
2,804	Twenty-First Century Fox, Inc., Class A	78,624
287	Walt Disney Co. (The)	29,960

		343,659

	Multiline Retail — 0.3%
318	Dollar General Corp.	23,571

	Specialty Retail — 3.7%
3	AutoZone, Inc. (a)	2,370
309	Best Buy Co., Inc.	13,204
697	Home Depot, Inc. (The)	93,429
892	Lowe’s Cos., Inc.	63,463
124	O’Reilly Automotive, Inc. (a)	34,643
161	Ross Stores, Inc.	10,531
19	Signet Jewelers Ltd.	1,800
890	TJX Cos., Inc. (The)	66,876

		286,316

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
130	NIKE, Inc., Class B	6,618
31	PVH Corp.	2,770
42	Ralph Lauren Corp.	3,750

		13,138

	Total Consumer Discretionary	980,917

	Consumer Staples — 9.0%
	Beverages — 3.2%
1,013	Coca-Cola Co. (The)	41,990
277	Constellation Brands, Inc., Class A	42,501
72	Dr Pepper Snapple Group, Inc.	6,527
487	Molson Coors Brewing Co., Class B	47,404
1,038	PepsiCo, Inc.	108,583

		247,005

	Food & Staples Retailing — 1.7%
289	Costco Wholesale Corp.	46,305
937	Kroger Co. (The)	32,342
578	Walgreens Boots Alliance, Inc.	47,849
98	Wal-Mart Stores, Inc.	6,804

		133,300

	Food Products — 1.2%
137	Archer-Daniels-Midland Co.	6,260
23	JM Smucker Co. (The)	3,001
244	Kraft Heinz Co. (The)	21,264
1,396	Mondelez International, Inc., Class A	61,863

		92,388

	Household Products — 1.6%
441	Kimberly-Clark Corp.	50,328
900	Procter & Gamble Co. (The)	75,660

		125,988

	Tobacco — 1.3%
339	Altria Group, Inc.	22,923
420	Philip Morris International, Inc.	38,398
663	Reynolds American, Inc.	37,138

		98,459

	Total Consumer Staples	697,140

	Energy — 7.3%
	Energy Equipment & Services — 0.9%
310	Halliburton Co.	16,774
641	Schlumberger Ltd.	53,819

		70,593

	Oil, Gas & Consumable Fuels — 6.4%
496	Anadarko Petroleum Corp.	34,551
84	Apache Corp.	5,321

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
545	Cabot Oil & Gas Corp.	12,728
186	Cheniere Energy, Inc. (a)	7,702
524	Chevron Corp.	61,651
125	Concho Resources, Inc. (a)	16,549
318	Diamondback Energy, Inc. (a)	32,122
495	EOG Resources, Inc.	50,037
319	EQT Corp.	20,841
1,635	Exxon Mobil Corp.	147,575
603	Kinder Morgan, Inc.	12,493
214	Marathon Petroleum Corp.	10,753
306	Occidental Petroleum Corp.	21,825
299	Pioneer Natural Resources Co.	53,792
180	Valero Energy Corp.	12,289

		500,229

	Total Energy	570,822

	Financials — 14.8%
	Banks — 6.1%
5,989	Bank of America Corp.	132,366
222	BB&T Corp.	10,419
2,113	Citigroup, Inc.	125,559
308	Huntington Bancshares, Inc.	4,073
1,715	KeyCorp	31,339
726	Regions Financial Corp.	10,421
71	SunTrust Banks, Inc.	3,867
59	SVB Financial Group (a)	10,078
2,606	Wells Fargo & Co.	143,589
145	Zions Bancorp	6,237

		477,948

	Capital Markets — 3.5%
64	Ameriprise Financial, Inc.	7,111
761	Bank of New York Mellon Corp. (The)	36,049
70	BlackRock, Inc.	26,487
1,588	Charles Schwab Corp. (The)	62,682
26	Goldman Sachs Group, Inc. (The)	6,181
556	Intercontinental Exchange, Inc.	31,360
1,788	Morgan Stanley	75,530
378	State Street Corp.	29,409

		274,809

	Consumer Finance — 1.0%
486	Capital One Financial Corp.	42,440
492	Discover Financial Services	35,474

		77,914

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 1.5%
691	Berkshire Hathaway, Inc., Class B (a)	112,590
2	Voya Financial, Inc.	67

		112,657

	Insurance — 2.7%
441	American International Group, Inc.	28,769
471	Arthur J Gallagher & Co.	24,481
362	Chubb Ltd.	47,858
60	Everest Re Group Ltd.	13,027
157	Hartford Financial Services Group, Inc. (The)	7,464
1,383	MetLife, Inc.	74,537
346	XL Group Ltd., (Ireland)	12,875

		209,011

	Total Financials	1,152,339

	Health Care — 13.6%
	Biotechnology — 2.8%
87	Alexion Pharmaceuticals, Inc. (a)	10,681
197	Biogen, Inc. (a)	55,838
39	BioMarin Pharmaceutical, Inc. (a)	3,189
525	Celgene Corp. (a)	60,792
907	Gilead Sciences, Inc.	64,934
256	Vertex Pharmaceuticals, Inc. (a)	18,860

		214,294

	Health Care Equipment & Supplies — 1.6%
1,373	Abbott Laboratories	52,718
44	Becton Dickinson and Co.	7,277
2,123	Boston Scientific Corp. (a)	45,927
20	Cooper Cos., Inc. (The)	3,583
161	Danaher Corp.	12,540
64	Zimmer Biomet Holdings, Inc.	6,595

		128,640

	Health Care Providers & Services — 2.9%
371	Aetna, Inc.	46,038
100	Cigna Corp.	13,381
50	HCA Holdings, Inc. (a)	3,671
150	Humana, Inc.	30,583
37	Laboratory Corp. of America Holdings (a)	4,718
85	McKesson Corp.	11,929
71	Quest Diagnostics, Inc.	6,488
659	UnitedHealth Group, Inc.	105,544

		222,352

	Life Sciences Tools & Services — 0.6%
290	Agilent Technologies, Inc.	13,200
122	Illumina, Inc. (a)	15,647

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — continued
150	Thermo Fisher Scientific, Inc.	21,109

		49,956

	Pharmaceuticals — 5.7%
289	Allergan plc (a)	60,688
1,397	Bristol-Myers Squibb Co.	81,641
819	Eli Lilly & Co.	60,202
584	Johnson & Johnson	67,260
717	Merck & Co., Inc.	42,181
144	Mylan NV (a)	5,505
3,878	Pfizer, Inc.	125,963

		443,440

	Total Health Care	1,058,682

	Industrials — 9.8%
	Aerospace & Defense — 1.5%
245	General Dynamics Corp.	42,310
93	L-3 Communications Holdings, Inc.	14,137
102	Northrop Grumman Corp.	23,630
97	Textron, Inc.	4,700
306	United Technologies Corp.	33,598

		118,375

	Air Freight & Logistics — 0.1%
68	United Parcel Service, Inc., Class B	7,761

	Airlines — 0.8%
470	Delta Air Lines, Inc.	23,142
521	United Continental Holdings, Inc. (a)	37,998

		61,140

	Building Products — 0.6%
269	Allegion plc	17,196
172	Johnson Controls International plc	7,094
643	Masco Corp.	20,344

		44,634

	Construction & Engineering — 0.2%
263	Fluor Corp.	13,802

	Electrical Equipment — 0.5%
639	Eaton Corp. plc	42,851

	Industrial Conglomerates — 2.6%
3,840	General Electric Co.	121,329
734	Honeywell International, Inc.	85,068

		206,397

	Machinery — 2.0%
125	Cummins, Inc.	17,032
69	Deere & Co.	7,075

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
57	Fortive Corp.	3,030
210	Ingersoll-Rand plc	15,725
580	PACCAR, Inc.	37,053
55	Parker-Hannifin Corp.	7,652
70	Pentair plc, (United Kingdom)	3,925
142	Snap-on, Inc.	24,337
339	Stanley Black & Decker, Inc.	38,935

		154,764

	Road & Rail — 1.5%
204	Canadian Pacific Railway Ltd., (Canada)	29,099
833	Union Pacific Corp.	86,333

		115,432

	Total Industrials	765,156

	Information Technology — 20.9%
	Communications Equipment — 0.4%
933	Cisco Systems, Inc.	28,203

	Electronic Equipment, Instruments & Components — 0.6%
681	TE Connectivity Ltd.	47,206

	Internet Software & Services — 4.7%
144	Alphabet, Inc., Class A (a)	113,956
145	Alphabet, Inc., Class C (a)	111,905
1,223	Facebook, Inc., Class A (a)	140,715

		366,576

	IT Services — 3.6%
858	Accenture plc, Class A	100,474
188	Cognizant Technology Solutions Corp., Class A (a)	10,556
485	Fidelity National Information Services, Inc.	36,678
74	International Business Machines Corp.	12,200
110	Mastercard, Inc., Class A	11,347
444	PayPal Holdings, Inc. (a)	17,540
102	Vantiv, Inc., Class A (a)	6,077
890	Visa, Inc., Class A	69,399
139	WEX, Inc. (a)	15,541

		279,812

	Semiconductors & Semiconductor Equipment — 3.5%
743	Analog Devices, Inc.	53,943
224	Applied Materials, Inc.	7,234
498	Broadcom Ltd., (Singapore)	87,982
61	KLA-Tencor Corp.	4,799
325	Lam Research Corp.	34,404
77	NVIDIA Corp.	8,240
107	NXP Semiconductors NV, (Netherlands) (a)	10,486
643	ON Semiconductor Corp. (a)	8,200

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
787	Texas Instruments, Inc.	57,447

		272,735

	Software — 4.3%
727	Adobe Systems, Inc. (a)	74,847
3,860	Microsoft Corp.	239,858
272	Oracle Corp.	10,447
132	Workday, Inc., Class A (a)	8,723

		333,875

	Technology Hardware, Storage & Peripherals — 3.8%
2,155	Apple, Inc.	249,541
688	Hewlett Packard Enterprise Co.	15,913
2,041	HP, Inc.	30,288

		295,742

	Total Information Technology	1,624,149

	Materials — 2.8%
	Chemicals — 2.1%
446	Dow Chemical Co. (The)	25,545
548	Eastman Chemical Co.	41,230
781	EI du Pont de Nemours & Co.	57,350
53	Monsanto Co.	5,534
1,019	Mosaic Co. (The)	29,900

		159,559

	Construction Materials — 0.1%
47	Martin Marietta Materials, Inc.	10,355

	Containers & Packaging — 0.5%
290	Crown Holdings, Inc. (a)	15,221
243	Sealed Air Corp.	11,029
297	WestRock Co.	15,059

		41,309

	Metals & Mining — 0.1%
193	Newmont Mining Corp.	6,591
81	United States Steel Corp.	2,681

		9,272

	Total Materials	220,495

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.4%
35	American Tower Corp.	3,699
180	AvalonBay Communities, Inc.	31,900
177	Brixmor Property Group, Inc.	4,317
28	Camden Property Trust	2,371
52	Equinix, Inc.	18,676
32	Essex Property Trust, Inc.	7,347

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
395	HCP, Inc.	11,730
598	Kimco Realty Corp.	15,050
200	Liberty Property Trust	7,913
22	Macerich Co. (The)	1,578
392	Prologis, Inc.	20,686
34	Public Storage	7,522
84	Regency Centers Corp.	5,792
137	Simon Property Group, Inc.	24,365
103	SL Green Realty Corp.	11,056
313	Spirit Realty Capital, Inc.	3,404
325	STORE Capital Corp.	8,023

	Total Real Estate	185,429

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.7%
2,025	AT&T, Inc.	86,109
206	CenturyLink, Inc.	4,903
765	Verizon Communications, Inc.	40,846

		131,858

	Wireless Telecommunication Services — 0.1%
80	T-Mobile US, Inc. (a)	4,590

	Total Telecommunication Services	136,448

	Utilities — 3.1%
	Electric Utilities — 2.4%
513	Edison International	36,910
168	FirstEnergy Corp.	5,200
489	NextEra Energy, Inc.	58,400
703	PG&E Corp.	42,732
173	Pinnacle West Capital Corp.	13,468
662	Xcel Energy, Inc.	26,936

		183,646

	Multi-Utilities — 0.7%
582	Ameren Corp.	30,511
589	CMS Energy Corp.	24,513

		55,024

	Total Utilities	238,670

	Total Common Stocks (Cost $6,406,878)	7,630,247

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.6%
	U.S. Treasury Obligation — 0.1%
9,422	U.S. Treasury Bill, 0.492%, 03/30/17 (k) (n)	9,410

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — continued
	Investment Company — 2.5%
191,979	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l)	191,979

	Total Short-Term Investments (Cost $201,389)	201,389

	Total Investments — 100.7% (Cost $6,608,267)	7,831,636
	Liabilities in Excess of Other Assets — (0.7)%	(58,002)

	NET ASSETS — 100.0%	$7,773,634

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,282	E-mini S&P 500	03/17/17	USD	$143,340	$(670)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 21.5%
	Hotels, Restaurants & Leisure — 2.4%
155	Las Vegas Sands Corp.	8,281

	Internet & Direct Marketing Retail — 9.9%
29	Amazon.com, Inc. (a)	21,776
8	Priceline Group, Inc. (The) (a)	12,081

		33,857

	Specialty Retail — 9.2%
67	Home Depot, Inc. (The)	8,980
151	Ross Stores, Inc.	9,897
49	Ulta Salon Cosmetics & Fragrance, Inc. (a)	12,365

		31,242

	Total Consumer Discretionary	73,380

	Consumer Staples — 2.1%
	Beverages — 2.1%
164	Monster Beverage Corp. (a)	7,250

	Energy — 2.0%
	Oil, Gas & Consumable Fuels — 2.0%
39	Pioneer Natural Resources Co.	6,964

	Financials — 8.8%
	Capital Markets — 8.8%
429	Charles Schwab Corp. (The)	16,916
232	Intercontinental Exchange, Inc.	13,068

	Total Financials	29,984

	Health Care — 11.8%
	Biotechnology — 4.1%
110	Gilead Sciences, Inc.	7,906
79	Vertex Pharmaceuticals, Inc. (a)	5,848

		13,754

	Health Care Equipment & Supplies — 2.0%
11	Intuitive Surgical, Inc. (a)	6,912

	Health Care Providers & Services — 3.9%
84	UnitedHealth Group, Inc.	13,363

	Life Sciences Tools & Services — 1.8%
48	Illumina, Inc. (a)	6,098

	Total Health Care	40,127

	Industrials — 7.9%
	Aerospace & Defense — 2.3%
31	TransDigm Group, Inc.	7,770

	Electrical Equipment — 1.9%
28	Acuity Brands, Inc.	6,534

	Machinery — 2.3%
84	Caterpillar, Inc.	7,790

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.4%
56	Kansas City Southern	4,709

	Total Industrials	26,803

	Information Technology — 38.7%
	Internet Software & Services — 13.2%
30	Alphabet, Inc., Class A (a)	24,138
181	Facebook, Inc., Class A (a)	20,870

		45,008

	IT Services — 8.6%
189	Mastercard, Inc., Class A	19,542
245	PayPal Holdings, Inc. (a)	9,687

		29,229

	Semiconductors & Semiconductor Equipment — 6.4%
298	Applied Materials, Inc.	9,607
69	Broadcom Ltd., (Singapore)	12,144

		21,751

	Software — 8.4%
103	Adobe Systems, Inc. (a)	10,635
110	Electronic Arts, Inc. (a)	8,640
128	ServiceNow, Inc. (a)	9,491

		28,766

	Technology Hardware, Storage & Peripherals — 2.1%
63	Apple, Inc.	7,320

	Total Information Technology	132,074

	Materials — 2.1%
	Chemicals — 2.1%
51	Air Products & Chemicals, Inc.	7,310

	Real Estate — 3.3%
	Equity Real Estate Investment Trusts (REITs) — 3.3%
31	Equinix, Inc.	11,249

	Total Common Stocks (Cost $256,998)	335,141

Short-Term Investment — 0.8%
	Investment Company — 0.8%
2,597	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,597)	2,597

	Total Investments — 99.0% (Cost $259,595)	337,738
	Other Assets in Excess of Liabilities — 1.0%	3,341

	NET ASSETS — 100.0%	$341,079

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 92.4%
	Consumer Discretionary — 21.9%
	Distributors — 1.9%
29	Genuine Parts Co.	2,763

	Internet & Direct Marketing Retail — 8.9%
11	Amazon.com, Inc. (a)	7,986
4	Priceline Group, Inc. (The) (a)	5,153

		13,139

	Media — 3.0%
76	DISH Network Corp., Class A (a)	4,427

	Multiline Retail — 2.3%
68	Kohl’s Corp.	3,350

	Specialty Retail — 5.8%
56	Bed Bath & Beyond, Inc.	2,256
52	Best Buy Co., Inc.	2,219
16	Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,000

		8,475

	Total Consumer Discretionary	32,154

	Consumer Staples — 1.7%
	Beverages — 1.7%
56	Monster Beverage Corp. (a)	2,494

	Energy — 6.3%
	Oil, Gas & Consumable Fuels — 6.3%
116	Kinder Morgan, Inc.	2,403
69	Marathon Petroleum Corp.	3,462
19	Pioneer Natural Resources Co.	3,342

	Total Energy	9,207

	Financials — 20.1%
	Banks — 3.2%
87	Wells Fargo & Co.	4,775

	Capital Markets — 2.7%
52	T Rowe Price Group, Inc.	3,938

	Consumer Finance — 5.1%
114	Ally Financial, Inc.	2,159
62	Capital One Financial Corp.	5,369

		7,528

	Insurance — 9.1%
115	American International Group, Inc.	7,540
123	Loews Corp.	5,745

		13,285

	Total Financials	29,526

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 9.4%
	Biotechnology — 4.7%
60	Gilead Sciences, Inc.	4,296
35	Vertex Pharmaceuticals, Inc. (a)	2,606

		6,902

	Health Care Equipment & Supplies — 2.4%
5	Intuitive Surgical, Inc. (a)	3,423

	Health Care Providers & Services — 2.3%
21	UnitedHealth Group, Inc.	3,381

	Total Health Care	13,706

	Industrials — 5.9%
	Airlines — 2.3%
69	Delta Air Lines, Inc.	3,389

	Machinery — 2.0%
32	Caterpillar, Inc.	2,935

	Road & Rail — 1.6%
27	Kansas City Southern	2,290

	Total Industrials	8,614

	Information Technology — 19.5%
	Electronic Equipment, Instruments & Components — 1.5%
30	Arrow Electronics, Inc. (a)	2,159

	Internet Software & Services — 9.9%
9	Alphabet, Inc., Class C (a)	6,939
66	Facebook, Inc., Class A (a)	7,628

		14,567

	IT Services — 6.8%
72	Mastercard, Inc.	7,462
62	PayPal Holdings, Inc. (a)	2,433

		9,895

	Software — 1.3%
27	ServiceNow, Inc. (a)	1,977

	Total Information Technology	28,598

	Materials — 3.5%
	Construction Materials — 1.5%
10	Martin Marietta Materials, Inc.	2,207

	Containers & Packaging — 2.0%
58	WestRock Co.	2,925

	Total Materials	5,132

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 2.1%
113	Rayonier, Inc.	3,018

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 2.0%
	Electric Utilities — 2.0%
74	Xcel Energy, Inc.	3,011

	Total Common Stocks (Cost $112,217)	135,460

Short-Term Investment — 8.8%
	Investment Company — 8.8%
12,832	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $12,832)	12,832

	Total Investments — 101.2% (Cost $125,049)	148,292
	Liabilities in Excess of Other Assets — (1.2)%	(1,789)

	NET ASSETS — 100.0%	$146,503

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 8.0%
	Distributors — 1.1%
1,638	Genuine Parts Co.	156,524

	Hotels, Restaurants & Leisure — 0.5%
981	Wyndham Worldwide Corp.	74,914

	Media — 2.0%
1,261	Cinemark Holdings, Inc.	48,383
1,489	Comcast Corp., Class A	102,845
1,252	Time Warner, Inc.	120,900

		272,128

	Specialty Retail — 3.6%
1,846	Best Buy Co., Inc.	78,776
1,700	Home Depot, Inc. (The)	227,957
1,873	L Brands, Inc.	123,312
818	Tiffany & Co.	63,373

		493,418

	Textiles, Apparel & Luxury Goods — 0.8%
2,079	VF Corp.	110,921

	Total Consumer Discretionary	1,107,905

	Consumer Staples — 7.6%
	Beverages — 2.5%
1,696	Coca-Cola Co. (The)	70,306
1,271	Dr Pepper Snapple Group, Inc.	115,269
899	Molson Coors Brewing Co., Class B	87,449
715	PepsiCo, Inc.	74,766

		347,790

	Food Products — 1.4%
652	Kraft Heinz Co. (The)	56,970
2,914	Mondelez International, Inc., Class A	129,181

		186,151

	Household Products — 1.1%
1,073	Kimberly-Clark Corp.	122,493
407	Procter & Gamble Co. (The)	34,234

		156,727

	Tobacco — 2.6%
2,849	Altria Group, Inc.	192,634
767	Philip Morris International, Inc.	70,188
1,711	Reynolds American, Inc.	95,898

		358,720

	Total Consumer Staples	1,049,388

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 11.3%
	Energy Equipment & Services — 1.2%
2,005	Schlumberger Ltd.	168,346

	Oil, Gas & Consumable Fuels — 10.1%
2,908	Chevron Corp.	342,220
6,144	ConocoPhillips	308,036
4,021	Exxon Mobil Corp.	362,940
3,805	Occidental Petroleum Corp.	271,017
1,507	Valero Energy Corp.	102,938

		1,387,151

	Total Energy	1,555,497

	Financials — 29.8%
	Banks — 12.4%
18,068	Bank of America Corp.	399,303
4,169	BB&T Corp.	196,032
876	Cullen/Frost Bankers, Inc.	77,269
431	M&T Bank Corp.	67,467
2,893	PNC Financial Services Group, Inc. (The)	338,347
3,265	US Bancorp	167,717
8,284	Wells Fargo & Co.	456,540

		1,702,675

	Capital Markets — 6.6%
479	Ameriprise Financial, Inc.	53,154
750	BlackRock, Inc.	285,293
2,305	CME Group, Inc.	265,906
1,613	Northern Trust Corp.	143,660
295	S&P Global, Inc.	31,735
1,696	T Rowe Price Group, Inc.	127,605

		907,353

	Consumer Finance — 1.9%
1,671	Capital One Financial Corp.	145,755
1,569	Discover Financial Services	113,079

		258,834

	Insurance — 8.9%
1,424	Arthur J Gallagher & Co.	73,987
874	Chubb Ltd.	115,512
851	Cincinnati Financial Corp.	64,439
4,480	Hartford Financial Services Group, Inc. (The)	213,491
4,833	MetLife, Inc.	260,472
1,500	Progressive Corp. (The)	53,261
1,438	Prudential Financial, Inc.	149,635
2,194	Travelers Cos., Inc. (The)	268,648
618	Validus Holdings Ltd.	33,999

		1,233,444

	Total Financials	4,102,306

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 10.1%
	Biotechnology — 0.6%
383	AbbVie, Inc.	23,994
819	Gilead Sciences, Inc.	58,656

		82,650

	Health Care Equipment & Supplies — 1.6%
2,493	Abbott Laboratories	95,740
741	Becton Dickinson and Co.	122,604

		218,344

	Pharmaceuticals — 7.9%
2,301	Bristol-Myers Squibb Co.	134,495
1,397	Eli Lilly & Co.	102,743
2,916	Johnson & Johnson	335,963
4,337	Merck & Co., Inc.	255,314
7,895	Pfizer, Inc.	256,414

		1,084,929

	Total Health Care	1,385,923

	Industrials — 10.4%
	Aerospace & Defense — 1.3%
1,065	General Dynamics Corp.	183,936

	Air Freight & Logistics — 0.5%
597	United Parcel Service, Inc., Class B	68,439

	Commercial Services & Supplies — 1.3%
3,150	Republic Services, Inc.	179,725

	Industrial Conglomerates — 2.7%
663	3M Co.	118,330
2,169	Honeywell International, Inc.	251,247

		369,577

	Machinery — 3.0%
1,151	Dover Corp.	86,244
1,779	Illinois Tool Works, Inc.	217,912
185	Snap-on, Inc.	31,623
671	Stanley Black & Decker, Inc.	76,964

		412,743

	Road & Rail — 1.6%
909	Norfolk Southern Corp.	98,248
1,181	Union Pacific Corp.	122,492

		220,740

	Total Industrials	1,435,160

	Information Technology — 9.9%
	IT Services — 2.1%
606	Accenture plc, Class A	70,949

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,067	Automatic Data Processing, Inc.	109,625
1,417	Fidelity National Information Services, Inc.	107,155

		287,729

	Semiconductors & Semiconductor Equipment — 3.9%
1,830	Analog Devices, Inc.	132,878
1,405	KLA-Tencor Corp.	110,515
1,468	QUALCOMM, Inc.	95,744
2,818	Texas Instruments, Inc.	205,664

		544,801

	Software — 1.9%
4,230	Microsoft Corp.	262,837

	Technology Hardware, Storage & Peripherals — 2.0%
2,347	Apple, Inc.	271,819

	Total Information Technology	1,367,186

	Materials — 3.1%
	Chemicals — 2.9%
1,208	EI du Pont de Nemours & Co.	88,695
314	International Flavors & Fragrances, Inc.	37,012
1,173	PPG Industries, Inc.	111,179
771	Praxair, Inc.	90,314
1,262	RPM International, Inc.	67,943

		395,143

	Containers & Packaging — 0.2%
657	WestRock Co.	33,375

	Total Materials	428,518

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.9%
358	Alexandria Real Estate Equities, Inc.	39,759
635	AvalonBay Communities, Inc.	112,539
433	Boston Properties, Inc.	54,520
1,610	HCP, Inc.	47,860
784	Simon Property Group, Inc.	139,283

	Total Real Estate	393,961

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
4,048	Verizon Communications, Inc.	216,090

	Utilities — 3.8%
	Electric Utilities — 2.4%
1,623	Edison International	116,838
823	NextEra Energy, Inc.	98,263
2,987	Xcel Energy, Inc.	121,554

		336,655

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 1.4%
2,471	CMS Energy Corp.	102,851
219	DTE Energy Co.	21,591
3,123	NiSource, Inc.	69,143

		193,585

	Total Utilities	530,240

	Total Common Stocks (Cost $10,716,238)	13,572,174

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
183,286	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $183,286)	183,286

	Total Investments — 99.8% (Cost $10,899,524)	13,755,460
	Other Assets in Excess of Liabilities — 0.2%	31,824

	NET ASSETS — 100.0%	$13,787,284

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 11.4%
	Distributors — 0.5%
29	Genuine Parts Co.	2,723

	Hotels, Restaurants & Leisure — 1.5%
52	Carnival Corp.	2,707
64	Royal Caribbean Cruises Ltd.	5,218

		7,925

	Household Durables — 1.0%
48	Harman International Industries, Inc.	5,336

	Media — 2.2%
71	DISH Network Corp., Class A (a)	4,119
47	Time Warner, Inc.	4,517
27	Walt Disney Co. (The)	2,856

		11,492

	Multiline Retail — 0.8%
87	Nordstrom, Inc.	4,160

	Specialty Retail — 4.5%
6	AutoZone, Inc. (a)	4,983
117	Best Buy Co., Inc.	4,971
57	Home Depot, Inc. (The)	7,683
94	L Brands, Inc.	6,176

		23,813

	Textiles, Apparel & Luxury Goods — 0.9%
91	VF Corp.	4,828

	Total Consumer Discretionary	60,277

	Consumer Staples — 4.9%
	Beverages — 2.3%
81	Coca-Cola Co. (The)	3,342
30	Dr Pepper Snapple Group, Inc.	2,693
40	Molson Coors Brewing Co., Class B	3,921
24	PepsiCo, Inc.	2,501

		12,457

	Food & Staples Retailing — 1.5%
26	Costco Wholesale Corp.	4,131
45	Walgreens Boots Alliance, Inc.	3,741

		7,872

	Food Products — 0.4%
22	Kraft Heinz Co. (The)	1,956

	Household Products — 0.7%
31	Kimberly-Clark Corp.	3,492

	Total Consumer Staples	25,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 12.7%
	Energy Equipment & Services — 1.3%
83	Schlumberger Ltd.	6,976

	Oil, Gas & Consumable Fuels — 11.4%
118	Chevron Corp.	13,842
184	ConocoPhillips	9,250
57	EOG Resources, Inc.	5,732
143	Exxon Mobil Corp.	12,879
141	Occidental Petroleum Corp.	10,072
41	Phillips 66	3,577
76	Valero Energy Corp.	5,199

		60,551

	Total Energy	67,527

	Financials — 32.5%
	Banks — 14.6%
957	Bank of America Corp.	21,143
139	BB&T Corp.	6,526
102	Citigroup, Inc.	6,059
57	Cullen/Frost Bankers, Inc.	5,011
37	M&T Bank Corp.	5,741
60	PNC Financial Services Group, Inc. (The)	6,959
85	SunTrust Banks, Inc.	4,679
120	US Bancorp	6,144
275	Wells Fargo & Co.	15,139

		77,401

	Capital Markets — 8.7%
16	Ameriprise Financial, Inc.	1,797
24	BlackRock, Inc.	9,019
144	Charles Schwab Corp. (The)	5,676
30	Goldman Sachs Group, Inc. (The)	7,160
37	Intercontinental Exchange, Inc.	2,065
187	Invesco Ltd.	5,664
192	Morgan Stanley	8,095
88	T Rowe Price Group, Inc.	6,585

		46,061

	Consumer Finance — 2.5%
76	Capital One Financial Corp.	6,656
96	Discover Financial Services	6,885

		13,541

	Diversified Financial Services — 2.2%
72	Berkshire Hathaway, Inc., Class B (a)	11,800

	Insurance — 4.5%
22	Chubb Ltd.	2,902
187	Hartford Financial Services Group, Inc. (The)	8,901

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
54	Loews Corp.	2,515
79	MetLife, Inc.	4,241
51	Prudential Financial, Inc.	5,297

		23,856

	Total Financials	172,659

	Health Care — 9.2%
	Biotechnology — 0.7%
54	Gilead Sciences, Inc.	3,896

	Health Care Equipment & Supplies — 0.9%
27	Becton Dickinson and Co.	4,437

	Health Care Providers & Services — 1.9%
26	Aetna, Inc.	3,237
14	Humana, Inc.	2,917
25	UnitedHealth Group, Inc.	4,065

		10,219

	Pharmaceuticals — 5.7%
139	Bristol-Myers Squibb Co.	8,117
42	Eli Lilly & Co.	3,067
41	Johnson & Johnson	4,758
105	Merck & Co., Inc.	6,174
253	Pfizer, Inc.	8,227

		30,343

	Total Health Care	48,895

	Industrials — 8.0%
	Aerospace & Defense — 0.7%
35	United Technologies Corp.	3,793

	Industrial Conglomerates — 5.2%
44	3M Co.	7,821
299	General Electric Co.	9,439
88	Honeywell International, Inc.	10,218

		27,478

	Machinery — 0.3%
18	Dover Corp.	1,341

	Road & Rail — 0.9%
138	CSX Corp.	4,941

	Trading Companies & Distributors — 0.9%
34	Watsco, Inc.	5,036

	Total Industrials	42,589

	Information Technology — 11.8%
	Communications Equipment — 0.6%
101	Cisco Systems, Inc.	3,055

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
31	TE Connectivity Ltd.	2,113

	Internet Software & Services — 0.8%
5	Alphabet, Inc., Class C (a)	4,028

	IT Services — 0.7%
49	Fidelity National Information Services, Inc.	3,683

	Semiconductors & Semiconductor Equipment — 3.5%
170	Applied Materials, Inc.	5,499
54	KLA-Tencor Corp.	4,280
52	QUALCOMM, Inc.	3,384
72	Texas Instruments, Inc.	5,283

		18,446

	Software — 2.8%
244	Microsoft Corp.	15,150

	Technology Hardware, Storage & Peripherals — 3.0%
109	Apple, Inc.	12,636
230	HP, Inc.	3,409

		16,045

	Total Information Technology	62,520

	Materials — 0.8%
	Chemicals — 0.8%
61	EI du Pont de Nemours & Co.	4,492

	Real Estate — 1.9%
	Equity Real Estate Investment Trusts (REITs) — 1.9%
16	AvalonBay Communities, Inc.	2,764
54	Macerich Co. (The)	3,825
21	Simon Property Group, Inc.	3,678

	Total Real Estate	10,267

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.1%
206	Verizon Communications, Inc.	10,976

	Wireless Telecommunication Services — 0.7%
67	T-Mobile US, Inc. (a)	3,865

	Total Telecommunication Services	14,841

	Utilities — 2.1%
	Electric Utilities — 1.6%
36	Edison International	2,620
23	NextEra Energy, Inc.	2,700
74	Xcel Energy, Inc.	3,000

		8,320

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 0.5%
64	CMS Energy Corp.	2,651

	Total Utilities	10,971

	Total Common Stocks (Cost $354,876)	520,815

Short-Term Investment — 1.3%
	Investment Company — 1.3%
7,022	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $7,022)	7,022

	Total Investments — 99.4% (Cost $361,898)	527,837
	Other Assets in Excess of Liabilities — 0.6%	3,022

	NET ASSETS — 100.0%	$530,859

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
		Consumer Discretionary — 12.5%
		Auto Components — 0.4%
13		Delphi Automotive plc	892
2		Lear Corp.	325

			1,217

		Automobiles — 0.5%
15		Ford Motor Co.	180
41		General Motors Co. (o)	1,431

			1,611

		Hotels, Restaurants & Leisure — 1.1%
12		Royal Caribbean Cruises Ltd.	998
38		Starbucks Corp.	2,105
9		Yum! Brands, Inc.	597

			3,700

		Household Durables — 0.4%
16		DR Horton, Inc.	450
4		Newell Brands, Inc.	164
25		PulteGroup, Inc.	452
5		Toll Brothers, Inc. (a)	160

			1,226

		Internet & Direct Marketing Retail — 1.6%
7		Amazon.com, Inc. (a) (o)	5,316

		Media — 4.4%
3		CBS Corp. (Non-Voting), Class B	178
9		Charter Communications, Inc., Class A (a) (o)	2,699
55		Comcast Corp., Class A (o)	3,819
13		DISH Network Corp., Class A (a)	779
74		Sirius XM Holdings, Inc.	329
20		Time Warner, Inc.	1,977
117		Twenty-First Century Fox, Inc., Class A (o)	3,271
12		Walt Disney Co. (The)	1,246

			14,298

		Multiline Retail — 0.3%
13		Dollar General Corp.	981

		Specialty Retail — 3.6%
—	(h)	AutoZone, Inc. (a)	97
13		Best Buy Co., Inc.	549
29		Home Depot, Inc. (The) (o)	3,887
37		Lowe’s Cos., Inc.	2,641
5		O’Reilly Automotive, Inc. (a)	1,441
7		Ross Stores, Inc.	438
1		Signet Jewelers Ltd. (o)	77
37		TJX Cos., Inc. (The) (o)	2,782

			11,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
5	NIKE, Inc., Class B	276
1	PVH Corp.	115
2	Ralph Lauren Corp.	156

		547

	Total Consumer Discretionary	40,808

	Consumer Staples — 8.9%
	Beverages — 3.1%
42	Coca-Cola Co. (The)	1,747
12	Constellation Brands, Inc., Class A	1,768
3	Dr Pepper Snapple Group, Inc.	272
20	Molson Coors Brewing Co., Class B	1,972
43	PepsiCo, Inc. (o)	4,517

		10,276

	Food & Staples Retailing — 1.7%
12	Costco Wholesale Corp. (o)	1,926
39	Kroger Co. (The)	1,346
24	Walgreens Boots Alliance, Inc.	1,991
4	Wal-Mart Stores, Inc.	283

		5,546

	Food Products — 1.2%
6	Archer-Daniels-Midland Co. (o)	260
1	JM Smucker Co. (The)	125
10	Kraft Heinz Co. (The)	880
58	Mondelez International, Inc., Class A	2,574

		3,839

	Household Products — 1.6%
19	Kimberly-Clark Corp. (o)	2,114
37	Procter & Gamble Co. (The)	3,148

		5,262

	Tobacco — 1.3%
14	Altria Group, Inc.	951
17	Philip Morris International, Inc.	1,600
28	Reynolds American, Inc. (o)	1,553

		4,104

	Total Consumer Staples	29,027

	Energy — 7.3%
	Energy Equipment & Services — 0.9%
13	Halliburton Co.	698
27	Schlumberger Ltd. (o)	2,239

		2,937

	Oil, Gas & Consumable Fuels — 6.4%
21	Anadarko Petroleum Corp.	1,437
3	Apache Corp.	221

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
23	Cabot Oil & Gas Corp.	530
8	Cheniere Energy, Inc. (a)	322
22	Chevron Corp.	2,561
5	Concho Resources, Inc. (a)	689
13	Diamondback Energy, Inc. (a)	1,341
21	EOG Resources, Inc.	2,082
13	EQT Corp.	867
68	Exxon Mobil Corp. (o)	6,137
25	Kinder Morgan, Inc.	520
9	Marathon Petroleum Corp.	447
13	Occidental Petroleum Corp.	900
12	Pioneer Natural Resources Co.	2,238
7	Valero Energy Corp.	511

		20,803

	Total Energy	23,740

	Financials — 14.7%
	Banks — 6.1%
249	Bank of America Corp. (o)	5,507
9	BB&T Corp.	433
88	Citigroup, Inc.	5,224
13	Huntington Bancshares, Inc.	169
71	KeyCorp	1,304
30	Regions Financial Corp. (o)	433
3	SunTrust Banks, Inc.	161
2	SVB Financial Group (a)	419
108	Wells Fargo & Co. (o)	5,977
6	Zions Bancorp	260

		19,887

	Capital Markets — 3.5%
3	Ameriprise Financial, Inc.	296
32	Bank of New York Mellon Corp. (The)	1,500
3	BlackRock, Inc.	1,084
66	Charles Schwab Corp. (The) (o)	2,609
1	Goldman Sachs Group, Inc. (The) (o)	257
23	Intercontinental Exchange, Inc.	1,305
74	Morgan Stanley (o)	3,137
16	State Street Corp. (o)	1,214

		11,402

	Consumer Finance — 1.0%
20	Capital One Financial Corp.	1,765
20	Discover Financial Services	1,476

		3,241

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — 1.4%
29		Berkshire Hathaway, Inc., Class B (a) (o)	4,684
—	(h)	Voya Financial, Inc.	15

			4,699

		Insurance — 2.7%
18		American International Group, Inc. (o)	1,192
20		Arthur J Gallagher & Co.	1,018
15		Chubb Ltd.	1,991
3		Everest Re Group Ltd.	542
7		Hartford Financial Services Group, Inc. (The)	311
58		MetLife, Inc. (o)	3,101
14		XL Group Ltd., (Ireland)	536

			8,691

		Total Financials	47,920

		Health Care — 13.5%
		Biotechnology — 2.7%
4		Alexion Pharmaceuticals, Inc. (a)	442
8		Biogen, Inc. (a)	2,323
2		BioMarin Pharmaceutical, Inc. (a)	134
22		Celgene Corp. (a)	2,527
38		Gilead Sciences, Inc.	2,701
11		Vertex Pharmaceuticals, Inc. (a)	789

			8,916

		Health Care Equipment & Supplies — 1.7%
57		Abbott Laboratories	2,193
2		Becton Dickinson and Co.	303
88		Boston Scientific Corp. (a) (o)	1,911
1		Cooper Cos., Inc. (The)	149
7		Danaher Corp.	523
3		Zimmer Biomet Holdings, Inc.	274

			5,353

		Health Care Providers & Services — 2.8%
15		Aetna, Inc. (o)	1,915
4		Cigna Corp.	557
2		HCA Holdings, Inc. (a)	158
6		Humana, Inc.	1,272
2		Laboratory Corp. of America Holdings (a)	196
4		McKesson Corp. (o)	496
3		Quest Diagnostics, Inc.	266
27		UnitedHealth Group, Inc.	4,391

			9,251

		Life Sciences Tools & Services — 0.6%
12		Agilent Technologies, Inc.	550
5		Illumina, Inc. (a)	646

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — continued
6	Thermo Fisher Scientific, Inc.	883

		2,079

	Pharmaceuticals — 5.7%
12	Allergan plc (a) (o)	2,524
58	Bristol-Myers Squibb Co.	3,396
34	Eli Lilly & Co.	2,505
24	Johnson & Johnson	2,794
30	Merck & Co., Inc. (o)	1,755
6	Mylan NV (a)	222
161	Pfizer, Inc. (o)	5,240

		18,436

	Total Health Care	44,035

	Industrials — 9.7%
	Aerospace & Defense — 1.5%
10	General Dynamics Corp. (o)	1,760
4	L-3 Communications Holdings, Inc.	588
4	Northrop Grumman Corp.	985
4	Textron, Inc.	196
13	United Technologies Corp.	1,398

		4,927

	Air Freight & Logistics — 0.1%
3	United Parcel Service, Inc., Class B	321

	Airlines — 0.8%
20	Delta Air Lines, Inc.	963
22	United Continental Holdings, Inc. (a)	1,581

		2,544

	Building Products — 0.5%
11	Allegion plc	715
7	Johnson Controls International plc	295
27	Masco Corp.	847

		1,857

	Construction & Engineering — 0.2%
11	Fluor Corp. (o)	574

	Electrical Equipment — 0.5%
27	Eaton Corp. plc	1,783

	Industrial Conglomerates — 2.6%
160	General Electric Co. (o)	5,048
31	Honeywell International, Inc. (o)	3,539

		8,587

	Machinery — 2.0%
5	Cummins, Inc. (o)	709
3	Deere & Co.	294

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
2	Fortive Corp. (o)	133
9	Ingersoll-Rand plc	654
24	PACCAR, Inc. (o)	1,542
2	Parker-Hannifin Corp. (o)	318
3	Pentair plc, (United Kingdom)	163
6	Snap-on, Inc.	1,013
14	Stanley Black & Decker, Inc.	1,620

		6,446

	Road & Rail — 1.5%
8	Canadian Pacific Railway Ltd., (Canada)	1,210
35	Union Pacific Corp. (o)	3,592

		4,802

	Total Industrials	31,841

	Information Technology — 20.7%
	Communications Equipment — 0.4%
39	Cisco Systems, Inc.	1,174

	Electronic Equipment, Instruments & Components — 0.6%
28	TE Connectivity Ltd.	1,964

	Internet Software & Services — 4.7%
6	Alphabet, Inc., Class A (a) (o)	4,741
6	Alphabet, Inc., Class C (a) (o)	4,655
51	Facebook, Inc., Class A (a) (o)	5,856

		15,252

	IT Services — 3.5%
36	Accenture plc, Class A	4,180
8	Cognizant Technology Solutions Corp., Class A (a) (o)	439
20	Fidelity National Information Services, Inc.	1,526
3	International Business Machines Corp.	510
5	Mastercard, Inc., Class A	465
18	PayPal Holdings, Inc. (a)	728
4	Vantiv, Inc., Class A (a)	253
37	Visa, Inc., Class A	2,880
6	WEX, Inc. (a)	646

		11,627

	Semiconductors & Semiconductor Equipment — 3.5%
31	Analog Devices, Inc.	2,244
9	Applied Materials, Inc.	301
21	Broadcom Ltd., (Singapore)	3,660
3	KLA-Tencor Corp.	200
14	Lam Research Corp.	1,431
3	NVIDIA Corp.	343
4	NXP Semiconductors NV, (Netherlands) (a)	436
27	ON Semiconductor Corp. (a)	341

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
33	Texas Instruments, Inc.	2,390

		11,346

	Software — 4.2%
30	Adobe Systems, Inc. (a)	3,114
161	Microsoft Corp. (o)	9,979
11	Oracle Corp. (o)	431
5	Workday, Inc., Class A (a)	363

		13,887

	Technology Hardware, Storage & Peripherals — 3.8%
90	Apple, Inc. (o)	10,382
29	Hewlett Packard Enterprise Co.	662
85	HP, Inc.	1,260

		12,304

	Total Information Technology	67,554

	Materials — 2.8%
	Chemicals — 2.0%
19	Dow Chemical Co. (The)	1,063
23	Eastman Chemical Co.	1,715
33	EI du Pont de Nemours & Co.	2,386
2	Monsanto Co.	226
42	Mosaic Co. (The) (o)	1,244

		6,634

	Construction Materials — 0.2%
2	Martin Marietta Materials, Inc. (o)	431

	Containers & Packaging — 0.5%
12	Crown Holdings, Inc. (a)	623
10	Sealed Air Corp.	458
12	WestRock Co.	627

		1,708

	Metals & Mining — 0.1%
8	Newmont Mining Corp.	274
3	United States Steel Corp.	99

		373

	Total Materials	9,146

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
1	American Tower Corp.	147
7	AvalonBay Communities, Inc.	1,327
7	Brixmor Property Group, Inc.	180
1	Camden Property Trust	99
2	Equinix, Inc.	777
1	Essex Property Trust, Inc.	306

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
16	HCP, Inc.	488
25	Kimco Realty Corp.	626
8	Liberty Property Trust	329
1	Macerich Co. (The)	65
16	Prologis, Inc.	860
1	Public Storage	313
4	Regency Centers Corp.	246
6	Simon Property Group, Inc. (o)	1,014
4	SL Green Realty Corp.	454
13	Spirit Realty Capital, Inc.	142
14	STORE Capital Corp.	334

	Total Real Estate	7,707

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
84	AT&T, Inc.	3,582
9	CenturyLink, Inc.	204
32	Verizon Communications, Inc.	1,695

		5,481

	Wireless Telecommunication Services — 0.0% (g)
3	T-Mobile US, Inc. (a)	185

	Total Telecommunication Services	5,666

	Utilities — 3.0%
	Electric Utilities — 2.3%
21	Edison International	1,534
7	FirstEnergy Corp.	208
20	NextEra Energy, Inc.	2,429
29	PG&E Corp.	1,778
7	Pinnacle West Capital Corp.	561
28	Xcel Energy, Inc.	1,121

		7,631

	Multi-Utilities — 0.7%
24	Ameren Corp.	1,270
25	CMS Energy Corp.	1,020

		2,290

	Total Utilities	9,921

	Total Common Stocks (Cost $274,484)	317,365

NUMBER OF CONTRACTS
Option Purchased — 1.3%
	Put Option Purchased — 1.3%
1,452	S&P 500 Index, expiring 03/31/17 at $2,115.00, European Style (Cost $4,360)	4,320

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 2.7%
	U.S. Treasury Obligation — 0.0% (g)
80	U.S. Treasury Bill, 0.456%, 03/30/17 (k) (n)	80

	Investment Company — 2.7%
8,687	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l)	8,687

	Total Short-Term Investments (Cost $8,768)	8,767

	Total Investments — 101.1% (Cost $287,612)	330,452
	Liabilities in Excess of Other Assets — (1.1)%	(3,514)

	NET ASSETS — 100.0%	$326,938

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
81	E-mini S&P 500	03/17/17	USD	$9,057	$(65)

OPTIONS WRITTEN

Call Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $3,597)	$2,305.000	3/31/17	1,452	$(3,565)

Put Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $678)	$1,775.000	3/31/17	1,452	$(646)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 21.2%
	Automobiles — 0.6%
361	Tesla Motors, Inc. (a)	77,206

	Hotels, Restaurants & Leisure — 1.3%
1,272	Las Vegas Sands Corp.	67,959
1,547	Starbucks Corp.	85,872

		153,831

	Household Durables — 0.8%
2,157	Newell Brands, Inc.	96,328

	Internet & Direct Marketing Retail — 8.1%
819	Amazon.com, Inc. (a)	614,248
1,483	Netflix, Inc. (a)	183,633
113	Priceline Group, Inc. (The) (a)	165,518

		963,399

	Media — 3.0%
5,189	Comcast Corp., Class A	358,293

	Specialty Retail — 7.4%
3,332	Home Depot, Inc. (The)	446,795
2,301	Ross Stores, Inc.	150,926
1,148	Ulta Salon Cosmetics & Fragrance, Inc. (a)	292,671

		890,392

	Total Consumer Discretionary	2,539,449

	Consumer Staples — 4.1%
	Beverages — 2.1%
668	Constellation Brands, Inc., Class A	102,426
3,299	Monster Beverage Corp. (a)	146,291

		248,717

	Food & Staples Retailing — 0.9%
1,507	Wal-Mart Stores, Inc.	104,192

	Tobacco — 1.1%
2,365	Reynolds American, Inc.	132,529

	Total Consumer Staples	485,438

	Energy — 1.0%
	Oil, Gas & Consumable Fuels — 1.0%
655	Pioneer Natural Resources Co.	117,946

	Financials — 6.1%
	Capital Markets — 6.1%
7,595	Charles Schwab Corp. (The)	299,782
2,743	Intercontinental Exchange, Inc.	154,771
896	Moody’s Corp.	84,438
1,424	Morgan Stanley	60,181
1,222	S&P Global, Inc.	131,414

	Total Financials	730,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 12.7%
	Biotechnology — 3.4%
474	Celgene Corp. (a)	54,877
2,648	Gilead Sciences, Inc.	189,638
328	Incyte Corp. (a)	32,889
210	Regeneron Pharmaceuticals, Inc. (a)	76,979
686	Vertex Pharmaceuticals, Inc. (a)	50,515

		404,898

	Health Care Equipment & Supplies — 5.4%
1,053	Becton Dickinson and Co.	174,258
8,543	Boston Scientific Corp. (a)	184,789
453	Intuitive Surgical, Inc. (a)	287,279

		646,326

	Health Care Providers & Services — 1.4%
244	Humana, Inc.	49,783
710	UnitedHealth Group, Inc.	113,645

		163,428

	Life Sciences Tools & Services — 1.9%
698	Illumina, Inc. (a)	89,346
997	Thermo Fisher Scientific, Inc.	140,671

		230,017

	Pharmaceuticals — 0.6%
598	Johnson & Johnson	68,861

	Total Health Care	1,513,530

	Industrials — 8.2%
	Aerospace & Defense — 1.2%
601	Northrop Grumman Corp.	139,850

	Air Freight & Logistics — 0.0% (g)
5	FedEx Corp.	931

	Airlines — 3.6%
6,691	Delta Air Lines, Inc.	329,140
1,989	Southwest Airlines Co.	99,142

		428,282

	Electrical Equipment — 1.0%
545	Acuity Brands, Inc.	125,772

	Industrial Conglomerates — 2.4%
1,371	Honeywell International, Inc.	158,842
700	Roper Technologies, Inc.	128,138

		286,980

	Total Industrials	981,815

	Information Technology — 41.1%
	Electronic Equipment, Instruments & Components — 0.4%
672	Amphenol Corp., Class A	45,138

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — 10.2%
924	Alphabet, Inc., Class C (a)	713,441
3,156	Facebook, Inc., Class A (a)	363,052
525	MercadoLibre, Inc., (Argentina)	82,020
777	VeriSign, Inc. (a)	59,122

		1,217,635

	IT Services — 8.9%
1,025	Accenture plc, Class A	120,000
470	Cognizant Technology Solutions Corp., Class A (a)	26,323
3,904	Mastercard, Inc., Class A	403,129
2,760	PayPal Holdings, Inc. (a)	108,925
3,168	Vantiv, Inc., Class A (a)	188,882
2,817	Visa, Inc., Class A	219,759

		1,067,018

	Semiconductors & Semiconductor Equipment — 7.9%
5,007	Applied Materials, Inc.	161,563
1,464	Broadcom Ltd., (Singapore)	258,703
4,140	NVIDIA Corp.	441,904
851	NXP Semiconductors NV, (Netherlands) (a)	83,377

		945,547

	Software — 10.3%
5,374	Activision Blizzard, Inc.	194,059
2,238	Adobe Systems, Inc. (a)	230,402
2,051	Electronic Arts, Inc. (a)	161,552
5,434	Microsoft Corp.	337,656
1,256	salesforce.com, Inc. (a)	85,958
2,447	ServiceNow, Inc. (a)	181,903
769	Splunk, Inc. (a)	39,314

		1,230,844

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 3.4%
3,481	Apple, Inc.	403,215

	Total Information Technology	4,909,397

	Materials — 4.3%
	Chemicals — 2.7%
1,193	Ecolab, Inc.	139,809
476	LyondellBasell Industries NV, Class A	40,857
509	Sherwin-Williams Co. (The)	136,681

		317,347

	Construction Materials — 1.6%
1,540	Vulcan Materials Co.	192,681

	Total Materials	510,028

	Real Estate — 0.6%
	Equity Real Estate Investment Trusts (REITs) — 0.6%
221	Equinix, Inc.	78,988

	Total Common Stocks (Cost $8,222,354)	11,867,177

Short-Term Investment — 1.0%
	Investment Company — 1.0%
119,519	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $119,519)	119,519

	Total Investments — 100.3% (Cost $8,341,873)	11,986,696
	Liabilities in Excess of Other Assets — (0.3)%	(37,920)

	NET ASSETS — 100.0%	$11,948,776

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 22.2%
	Auto Components — 2.7%
127	BorgWarner, Inc.	5,021
90	Delphi Automotive plc	6,061
90	Goodyear Tire & Rubber Co. (The)	2,763
118	Magna International, Inc., (Canada)	5,104
53	Tenneco, Inc. (a)	3,298

		22,247

	Automobiles — 3.8%
899	General Motors Co.	31,322

	Hotels, Restaurants & Leisure — 5.1%
329	Arcos Dorados Holdings, Inc., (Uruguay), Class A (a)	1,777
147	Bloomin’ Brands, Inc.	2,645
200	Carnival Corp.	10,417
47	DineEquity, Inc.	3,604
284	Royal Caribbean Cruises Ltd.	23,299

		41,742

	Household Durables — 4.6%
114	CalAtlantic Group, Inc.	3,877
217	DR Horton, Inc.	5,939
57	MDC Holdings, Inc.	1,472
41	Mohawk Industries, Inc. (a)	8,207
99	PulteGroup, Inc.	1,827
406	Toll Brothers, Inc. (a)	12,577
18	Whirlpool Corp.	3,290

		37,189

	Leisure Products — 1.4%
203	Brunswick Corp.	11,055

	Media — 4.1%
14	Charter Communications, Inc., Class A (a)	3,890
56	Comcast Corp., Class A	3,860
342	DISH Network Corp., Class A (a)	19,801
103	Twenty-First Century Fox, Inc., Class A	2,899
27	Walt Disney Co. (The)	2,772

		33,222

	Specialty Retail — 0.5%
54	Lowe’s Cos., Inc.	3,819

	Total Consumer Discretionary	180,596

	Consumer Staples — 3.3%
	Beverages — 0.9%
75	Molson Coors Brewing Co., Class B	7,328

	Food & Staples Retailing — 2.4%
333	Kroger Co. (The)	11,488

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
94	Walgreens Boots Alliance, Inc.	7,763

		19,251

	Total Consumer Staples	26,579

	Energy — 12.4%
	Energy Equipment & Services — 1.0%
95	Schlumberger Ltd.	7,942

	Oil, Gas & Consumable Fuels — 11.4%
208	Cabot Oil & Gas Corp.	4,866
81	Chevron Corp.	9,569
150	ConocoPhillips	7,531
69	Diamondback Energy, Inc. (a)	6,963
88	EOG Resources, Inc.	8,937
84	EQT Corp.	5,500
86	Marathon Petroleum Corp.	4,310
128	Occidental Petroleum Corp.	9,132
71	Pioneer Natural Resources Co.	12,713
251	Suncor Energy, Inc., (Canada)	8,199
37	Tesoro Corp.	3,227
176	Valero Energy Corp.	12,017

		92,964

	Total Energy	100,906

	Financials — 30.7%
	Banks — 16.8%
965	Bank of America Corp.	21,329
85	BB&T Corp.	4,015
626	Citigroup, Inc.	37,199
114	East West Bancorp, Inc.	5,805
302	Huntington Bancshares, Inc.	3,998
542	ING Groep NV, (Netherlands), ADR	7,642
879	KeyCorp	16,055
336	Regions Financial Corp.	4,826
19	SVB Financial Group (a)	3,176
588	Wells Fargo & Co.	32,425

		136,470

	Capital Markets — 3.7%
34	Ameriprise Financial, Inc.	3,717
237	Charles Schwab Corp. (The)	9,358
40	Goldman Sachs Group, Inc. (The)	9,506
188	Morgan Stanley	7,926

		30,507

	Consumer Finance — 3.0%
154	Ally Financial, Inc.	2,927
97	Capital One Financial Corp.	8,488

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — continued
73	LendingClub Corp. (a)	384
337	Synchrony Financial	12,227

		24,026

	Diversified Financial Services — 1.4%
68	Berkshire Hathaway, Inc., Class B (a)	11,148

	Insurance — 5.2%
120	American International Group, Inc.	7,824
68	Arthur J Gallagher & Co.	3,528
134	Hartford Financial Services Group, Inc. (The)	6,395
84	Lincoln National Corp.	5,573
211	MetLife, Inc.	11,383
76	Prudential Financial, Inc.	7,940

		42,643

	Thrifts & Mortgage Finance — 0.6%
100	BofI Holding, Inc. (a)	2,852
198	MGIC Investment Corp. (a)	2,020

		4,872

	Total Financials	249,666

	Health Care — 8.5%
	Biotechnology — 1.6%
25	Alexion Pharmaceuticals, Inc. (a)	3,071
105	Gilead Sciences, Inc.	7,526
33	Vertex Pharmaceuticals, Inc. (a)	2,402

		12,999

	Health Care Equipment & Supplies — 0.5%
41	Zimmer Biomet Holdings, Inc.	4,210

	Health Care Providers & Services — 3.0%
101	Aetna, Inc.	12,525
49	Anthem, Inc.	6,973
24	Humana, Inc.	4,815

		24,313

	Pharmaceuticals — 3.4%
30	Allergan plc (a)	6,321
660	Pfizer, Inc.	21,434

		27,755

	Total Health Care	69,277

	Industrials — 7.3%
	Aerospace & Defense — 2.0%
47	General Dynamics Corp.	8,063
168	Textron, Inc.	8,163

		16,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 4.7%
123	Delta Air Lines, Inc.	6,045
388	Southwest Airlines Co.	19,313
157	Spirit Airlines, Inc. (a)	9,090
55	United Continental Holdings, Inc. (a)	3,972

		38,420

	Building Products — 0.3%
79	USG Corp. (a)	2,270

	Machinery — 0.3%
32	Ingersoll-Rand plc	2,402

	Total Industrials	59,318

	Information Technology — 6.1%
	Electronic Equipment, Instruments & Components — 0.5%
54	TE Connectivity Ltd.	3,707

	Internet Software & Services — 0.3%
93	eBay, Inc. (a)	2,758

	IT Services — 1.1%
54	International Business Machines Corp.	8,963

	Semiconductors & Semiconductor Equipment — 2.8%
32	Analog Devices, Inc.	2,353
94	Broadcom Ltd., (Singapore)	16,555
39	Lam Research Corp.	4,102

		23,010

	Software — 0.5%
62	Microsoft Corp.	3,853

	Technology Hardware, Storage & Peripherals — 0.9%
107	Western Digital Corp.	7,291

	Total Information Technology	49,582

	Materials — 3.2%
	Chemicals — 2.4%
72	Dow Chemical Co. (The)	4,108
101	Eastman Chemical Co.	7,619
97	Methanex Corp., (Canada)	4,236
60	Westlake Chemical Corp.	3,348

		19,311

	Metals & Mining — 0.8%
55	Reliance Steel & Aluminum Co.	4,335
68	United States Steel Corp.	2,235

		6,570

	Total Materials	25,881

	Real Estate — 1.0%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
21	AvalonBay Communities, Inc.	3,791

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
175	Brixmor Property Group, Inc.	4,278

	Total Real Estate	8,069

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.3%
438	AT&T, Inc.	18,632

	Wireless Telecommunication Services — 0.5%
71	T-Mobile US, Inc. (a)	4,074

	Total Telecommunication Services	22,706

	Total Common Stocks (Cost $645,699)	792,580

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
36	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
22,367	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $22,367)	22,367

	Total Investments — 100.2% (Cost $668,066)	814,947
	Liabilities in Excess of Other Assets — (0.2)%	(1,263)

	NET ASSETS — 100.0%	$813,684

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 13.6%
	Auto Components — 0.5%
862	Delphi Automotive plc	58,070

	Automobiles — 0.9%
3,078	General Motors Co.	107,241

	Hotels, Restaurants & Leisure — 1.2%
194	Carnival Corp.	10,098
534	Royal Caribbean Cruises Ltd.	43,846
1,620	Starbucks Corp.	89,953
47	Yum! Brands, Inc.	2,986

		146,883

	Household Durables — 0.6%
526	DR Horton, Inc.	14,362
44	Harman International Industries, Inc.	4,943
99	Mohawk Industries, Inc. (a)	19,751
601	PulteGroup, Inc.	11,049
653	Toll Brothers, Inc. (a)	20,255
64	Whirlpool Corp.	11,586

		81,946

	Internet & Direct Marketing Retail — 1.7%
288	Amazon.com, Inc. (a)	216,303

	Media — 5.0%
336	Charter Communications, Inc., Class A (a)	96,827
1,834	Comcast Corp., Class A	126,669
1,480	DISH Network Corp., Class A (a)	85,759
527	Time Warner, Inc.	50,832
175	Time, Inc.	3,132
1,186	Twenty-First Century Fox, Inc., Class A	33,244
469	Twenty-First Century Fox, Inc., Class B	12,792
1,982	Walt Disney Co. (The)	206,524

		615,779

	Specialty Retail — 3.7%
1,401	Home Depot, Inc. (The)	187,795
1,494	Lowe’s Cos., Inc.	106,251
96	O’Reilly Automotive, Inc. (a)	26,651
1,839	TJX Cos., Inc. (The)	138,186

		458,883

	Total Consumer Discretionary	1,685,105

	Consumer Staples — 6.9%
	Beverages — 3.1%
291	Constellation Brands, Inc., Class A	44,636
1,122	Molson Coors Brewing Co., Class B	109,134
2,199	PepsiCo, Inc.	230,046

		383,816

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.7%
296	Costco Wholesale Corp.	47,466
2,885	Kroger Co. (The)	99,545
696	Walgreens Boots Alliance, Inc.	57,581

		204,592

	Food Products — 1.4%
373	Kraft Heinz Co. (The)	32,567
3,179	Mondelez International, Inc., Class A	140,931

		173,498

	Household Products — 0.4%
177	Kimberly-Clark Corp.	20,194
375	Procter & Gamble Co. (The)	31,545

		51,739

	Tobacco — 0.3%
103	Philip Morris International, Inc.	9,414
441	Reynolds American, Inc.	24,707

		34,121

	Total Consumer Staples	847,766

	Energy — 7.9%
	Energy Equipment & Services — 0.6%
876	Schlumberger Ltd.	73,556

	Oil, Gas & Consumable Fuels — 7.3%
960	Anadarko Petroleum Corp.	66,908
404	Apache Corp.	25,617
276	Cabot Oil & Gas Corp.	6,441
819	Cheniere Energy, Inc. (a)	33,918
183	Chevron Corp.	21,587
506	Concho Resources, Inc. (a)	67,075
661	Diamondback Energy, Inc. (a)	66,805
142	Energen Corp. (a)	8,195
2,014	EOG Resources, Inc.	203,656
1,128	EQT Corp.	73,791
1,142	Occidental Petroleum Corp.	81,348
951	Pioneer Natural Resources Co.	171,334
62	Range Resources Corp.	2,144
222	RSP Permian, Inc. (a)	9,906
208	Southwestern Energy Co. (a)	2,254
1,246	TransCanada Corp., (Canada)	56,279

		897,258

	Total Energy	970,814

	Financials — 16.9%
	Banks — 7.1%
7,265	Bank of America Corp.	160,567
783	BB&T Corp.	36,813

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
3,710	Citigroup, Inc.	220,510
173	East West Bancorp, Inc.	8,798
1,437	Huntington Bancshares, Inc.	19,002
5,722	KeyCorp	104,546
1,598	Regions Financial Corp.	22,951
1,369	SunTrust Banks, Inc.	75,102
173	SVB Financial Group (a)	29,722
3,234	Wells Fargo & Co.	178,205
307	Zions Bancorp	13,201

		869,417

	Capital Markets — 4.0%
80	Ameriprise Financial, Inc.	8,850
826	Bank of New York Mellon Corp. (The)	39,139
37	BlackRock, Inc.	13,955
2,017	Charles Schwab Corp. (The)	79,612
389	Goldman Sachs Group, Inc. (The)	93,208
1,877	Intercontinental Exchange, Inc.	105,922
3,642	Morgan Stanley	153,888

		494,574

	Consumer Finance — 1.0%
676	Capital One Financial Corp.	59,004
928	Discover Financial Services	66,927
60	Synchrony Financial	2,158

		128,089

	Insurance — 4.8%
288	American International Group, Inc.	18,808
1,463	Arthur J Gallagher & Co.	76,010
1,456	Chubb Ltd.	192,322
41	Everest Re Group Ltd.	8,839
2,017	Hartford Financial Services Group, Inc. (The)	96,102
317	Marsh & McLennan Cos., Inc.	21,405
2,764	MetLife, Inc.	148,964
263	Prudential Financial, Inc.	27,336
119	XL Group Ltd., (Ireland)	4,452

		594,238

	Total Financials	2,086,318

	Health Care — 14.0%
	Biotechnology — 2.3%
88	Alexion Pharmaceuticals, Inc. (a)	10,724
300	Biogen, Inc. (a)	85,089
372	BioMarin Pharmaceutical, Inc. (a)	30,809
605	Celgene Corp. (a)	70,082
343	Gilead Sciences, Inc.	24,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
12	Incyte Corp. (a)	1,251
951	Vertex Pharmaceuticals, Inc. (a)	70,058

		292,576

	Health Care Equipment & Supplies — 1.4%
968	Abbott Laboratories	37,167
6,167	Boston Scientific Corp. (a)	133,402

		170,569

	Health Care Providers & Services — 3.6%
656	Aetna, Inc.	81,389
163	Humana, Inc.	33,222
2,056	UnitedHealth Group, Inc.	329,108

		443,719

	Life Sciences Tools & Services — 0.6%
1,064	Agilent Technologies, Inc.	48,477
188	Illumina, Inc. (a)	24,116

		72,593

	Pharmaceuticals — 6.1%
570	Allergan plc (a)	119,678
2,202	Bristol-Myers Squibb Co.	128,672
1,783	Eli Lilly & Co.	131,165
1,730	Merck & Co., Inc.	101,835
8,470	Pfizer, Inc.	275,103

		756,453

	Total Health Care	1,735,910

	Industrials — 11.1%
	Aerospace & Defense — 1.7%
337	General Dynamics Corp.	58,239
188	L-3 Communications Holdings, Inc.	28,648
539	Northrop Grumman Corp.	125,268

		212,155

	Airlines — 1.3%
1,413	Delta Air Lines, Inc.	69,498
58	Spirit Airlines, Inc. (a)	3,379
1,229	United Continental Holdings, Inc. (a)	89,583

		162,460

	Building Products — 1.0%
712	Allegion plc	45,575
119	Johnson Controls International plc	4,905
47	Lennox International, Inc.	7,138
1,962	Masco Corp.	62,052

		119,670

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — 0.1%
98	Waste Connections, Inc., (Canada)	7,717

	Electrical Equipment — 0.2%
333	Eaton Corp. plc	22,337

	Industrial Conglomerates — 3.7%
8,787	General Electric Co.	277,682
1,514	Honeywell International, Inc.	175,449

		453,131

	Machinery — 1.9%
490	Ingersoll-Rand plc	36,755
539	PACCAR, Inc.	34,457
132	Snap-on, Inc.	22,686
1,277	Stanley Black & Decker, Inc.	146,496

		240,394

	Road & Rail — 1.2%
383	Canadian Pacific Railway Ltd., (Canada)	54,695
125	Norfolk Southern Corp.	13,499
776	Union Pacific Corp.	80,440

		148,634

	Total Industrials	1,366,498

	Information Technology — 22.4%
	Electronic Equipment, Instruments & Components — 0.2%
422	TE Connectivity Ltd.	29,259

	Internet Software & Services — 5.7%
342	Alphabet, Inc., Class A (a)	271,297
325	Alphabet, Inc., Class C (a)	251,001
1,526	Facebook, Inc., Class A (a)	175,604

		697,902

	IT Services — 3.8%
1,181	Accenture plc, Class A	138,383
926	Fidelity National Information Services, Inc.	70,043
211	International Business Machines Corp.	35,024
320	Mastercard, Inc., Class A	33,015
165	PayPal Holdings, Inc. (a)	6,502
2,242	Visa, Inc., Class A	174,883
83	WEX, Inc. (a)	9,294

		467,144

	Semiconductors & Semiconductor Equipment — 5.2%
1,544	Analog Devices, Inc.	112,137
1,003	Applied Materials, Inc.	32,362
1,325	Broadcom Ltd., (Singapore)	234,134
193	Lam Research Corp.	20,413
236	NVIDIA Corp.	25,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
86	NXP Semiconductors NV, (Netherlands) (a)	8,425
1,582	ON Semiconductor Corp. (a)	20,185
204	QUALCOMM, Inc.	13,325
2,376	Texas Instruments, Inc.	173,375

		639,553

	Software — 4.2%
942	Adobe Systems, Inc. (a)	96,929
6,307	Microsoft Corp.	391,940
465	Workday, Inc., Class A (a)	30,754

		519,623

	Technology Hardware, Storage & Peripherals — 3.3%
3,219	Apple, Inc.	372,788
2,515	HP, Inc.	37,326

		410,114

	Total Information Technology	2,763,595

	Materials — 2.5%
	Chemicals — 1.5%
329	CF Industries Holdings, Inc.	10,343
94	Dow Chemical Co. (The)	5,397
838	Eastman Chemical Co.	63,001
1,022	EI du Pont de Nemours & Co.	74,980
1,000	Mosaic Co. (The)	29,324
28	PPG Industries, Inc.	2,686

		185,731

	Construction Materials — 0.3%
59	Martin Marietta Materials, Inc.	13,166
158	Vulcan Materials Co.	19,776

		32,942

	Containers & Packaging — 0.6%
705	Crown Holdings, Inc. (a)	37,051
812	WestRock Co.	41,214

		78,265

	Metals & Mining — 0.1%
112	Alcoa Corp.	3,159
41	Nucor Corp.	2,422
138	United States Steel Corp.	4,556

		10,137

	Total Materials	307,075

	Real Estate — 0.7%
	Equity Real Estate Investment Trusts (REITs) — 0.7%
202	AvalonBay Communities, Inc.	35,783
745	Kimco Realty Corp.	18,745

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
580	Prologis, Inc.	30,606

	Total Real Estate	85,134

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.9%
2,634	AT&T, Inc.	112,034

	Wireless Telecommunication Services — 0.2%
466	T-Mobile US, Inc. (a)	26,778

	Total Telecommunication Services	138,812

	Utilities — 2.5%
	Electric Utilities — 2.2%
1,015	Edison International	73,086
668	NextEra Energy, Inc.	79,778
1,179	PG&E Corp.	71,629
99	Pinnacle West Capital Corp.	7,703
1,009	Xcel Energy, Inc.	41,083

		273,279

	Multi-Utilities — 0.3%
386	Ameren Corp.	20,259
487	CMS Energy Corp.	20,273

		40,532

	Total Utilities	313,811

	Total Common Stocks (Cost $8,897,252)	12,300,838

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
24	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
96,084	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $96,084)	96,084

	Total Investments — 100.4% (Cost $8,993,336)	12,396,922
	Liabilities in Excess of Other Assets — (0.4)%	(52,253)

	NET ASSETS — 100.0%	$12,344,669

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
310	E-mini S&P 500	03/17/17	USD	$34,661	$(214)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

ADR	— American Depositary Receipt
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(o)	— All or a portion of the security is segregated for options written.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$7,639,657	$335,141	$135,460
Investments in affiliates, at value	191,979	2,597	12,832

Total investment securities, at value	7,831,636	337,738	148,292
Receivables:
Investment securities sold	1,362	2,971	964
Fund shares sold	6,924	931	909
Dividends from non-affiliates	9,116	62	53
Dividends from affiliates	57	1	3

Total Assets	7,849,095	341,703	150,221

Liabilities:
Payables:
Investment securities purchased	1,040	—	3,611
Fund shares redeemed	71,198	353	16
Variation margin on futures contracts	805	—	—
Accrued liabilities:
Investment advisory fees	1,212	158	35
Administration fees	275	13	—
Distribution fees	98	18	2
Shareholder servicing fees	69	21	30
Custodian and accounting fees	41	4	6
Trustees’ and chief compliance officer’s fees	42	1	—	(a)
Transfer agency fees	30	7	2
Sub-transfer agency fees	513	32	1
Other	138	17	15

Total Liabilities	75,461	624	3,718

Net Assets	$7,773,634	$341,079	$146,503

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$7,037,880	$263,810	$123,826
Accumulated undistributed (distributions in excess of) net investment income	8,024	421	(44)
Accumulated net realized gains (losses)	(494,969)	(1,295)	(522)
Net unrealized appreciation (depreciation)	1,222,699	78,143	23,243

Total Net Assets	$7,773,634	$341,079	$146,503

Net Assets:
Class A	$446,765	$48,570	$2,306
Class C	—	11,912	2,169
Class L (formerly Institutional Class)	808,633	—	—
Class R5	—	225,834	—
Class R6	6,271,906	—	—
Select Class	246,330	54,763	142,028

Total	$7,773,634	$341,079	$146,503

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,043	1,893	88
Class C	—	486	85
Class L (formerly Institutional Class)	34,230	—	—
Class R5	—	8,444	—
Class R6	265,430	—	—
Select Class	10,412	2,086	5,376

Net Asset Value (a):
Class A — Redemption price per share	$23.46	$25.65	$26.23
Class C — Offering price per share (b)	—	24.48	25.56
Class L (formerly Institutional Class) — Offering and redemption price per share	23.62	—	—
Class R5 — Offering and redemption price per share	—	26.75	—
Class R6 — Offering and redemption price per share	23.63	—	—
Select Class — Offering and redemption price per share	23.66	26.26	26.42
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.76	$27.07	$27.68

Cost of investments in non-affiliates	$6,416,288	$256,998	$112,217
Cost of investments in affiliates	191,979	2,597	12,832

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund		Growth and Income Fund	Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$13,572,174		$520,815	$321,765
Investments in affiliates, at value	183,286		7,022	8,687

Total investment securities, at value	13,755,460		527,837	330,452
Cash	226		—	19
Deposits at broker for futures contracts	—		—	335
Receivables:
Investment securities sold	—		—	4,320
Fund shares sold	39,542		3,373	1,097
Dividends from non-affiliates	31,264		582	378
Dividends from affiliates	68		3	2

Total Assets	13,826,560		531,795	336,603

LIABILITIES:
Payables:
Investment securities purchased	—		—	4,962
Fund shares redeemed	28,203		343	172
Variation margin on futures contracts	—		—	37
Outstanding options written, at fair value	—		—	4,211
Accrued liabilities:
Investment advisory fees	4,631		177	49
Administration fees	949		36	10
Distribution fees	1,689		114	23
Shareholder servicing fees	1,898		83	49
Custodian and accounting fees	28		7	16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	2
Transfer agency fees	67		64	3
Sub-transfer agency fees	1,609		63	53
Other	202		49	78

Total Liabilities	39,276		936	9,665

Net Assets	$13,787,284		$530,859	$326,938

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$10,945,795	$361,741	$304,854
Accumulated undistributed (distributions in excess of) net investment income	(11,489)	(134)	231
Accumulated net realized gains (losses)	(2,958)	3,313	(20,986)
Net unrealized appreciation (depreciation)	2,855,936	165,939	42,839

Total Net Assets	$13,787,284	$530,859	$326,938

Net Assets:
Class A	$3,575,103	$454,501	$73,655
Class C	1,404,284	27,931	12,011
Class R2	84,069	22	—
Class R3	21	—	—
Class R4	22	—	—
Class R5	936,578	30	29
Class R6	2,386,869	1,833	91
Select Class	5,400,338	46,542	241,152

Total	$13,787,284	$530,859	$326,938

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	239,007	10,048	4,259
Class C	95,417	680	697
Class R2	5,639	1	—
Class R3	1	—	—
Class R4	1	—	—
Class R5	61,614	— (a)	2
Class R6	157,116	38	5
Select Class	355,407	980	13,916

Net Asset Value (b):
Class A — Redemption price per share	$14.96	$45.23	$17.29
Class C — Offering price per share (c)	14.72	41.10	17.23
Class R2 — Offering and redemption price per share	14.91	45.44	—
Class R3 — Offering and redemption price per share	14.96	—	—
Class R4 — Offering and redemption price per share	15.20	—	—
Class R5 — Offering and redemption price per share	15.20	47.77	17.35
Class R6 — Offering and redemption price per share	15.19	47.77	17.35
Select Class — Offering and redemption price per share	15.19	47.49	17.33
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.79	$47.74	$18.25

Cost of investments in non-affiliates	$10,716,238	$354,876	$278,925
Cost of investments in affiliates	183,286	7,022	8,687
Premiums received from options written	—	—	4,275

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,867,177	$792,580	$12,300,838
Investments in affiliates, at value	119,519	22,367	96,084

Total investment securities, at value	11,986,696	814,947	12,396,922
Cash	15	21	54
Deposits at broker for futures contracts	—	—	2,595
Receivables:
Investment securities sold	25,553	913	24,183
Fund shares sold	15,906	2,881	14,913
Dividends from non-affiliates	4,687	689	15,037
Dividends from affiliates	25	4	28

Total Assets	12,032,882	819,455	12,453,732

LIABILITIES:
Payables:
Investment securities purchased	11,382	—	26,577
Fund shares redeemed	60,834	5,286	73,940
Variation margin on futures contracts	—	—	179
Accrued liabilities:
Investment advisory fees	5,183	275	4,203
Administration fees	848	56	862
Distribution fees	1,156	44	604
Shareholder servicing fees	746	18	311
Custodian and accounting fees	67	13	53
Trustees’ and Chief Compliance Officer’s fees	—	2	66
Transfer agency fees	135	25	100
Sub-transfer agency fees	2,989	19	1,616
Other	766	33	399

Total Liabilities	84,106	5,771	108,910

Net Assets	$11,948,776	$813,684	$12,344,822

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$7,667,293	$651,568	$9,036,601
Accumulated undistributed (distributions in excess of) net investment income	1,609	(128)	448
Accumulated net realized gains (losses)	635,051	15,363	(95,599)
Net unrealized appreciation (depreciation)	3,644,823	146,881	3,403,372

Total Net Assets	$11,948,776	$813,684	$12,344,822

Net Assets:
Class A	$3,504,003	$136,975	$1,413,179
Class C	485,570	24,972	319,680
Class L (formerly Institutional Class)	—	—	3,240,103
Class R2	167,692	4,594	217,214
Class R3	20	—	26
Class R4	21	—	21
Class R5	1,066,458	6,787	841,718
Class R6	3,215,917	592,044	5,218,689
Select Class	3,509,095	48,312	1,094,192

Total	$11,948,776	$813,684	$12,344,822

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	110,894	9,348	97,097
Class C	18,338	1,766	22,565
Class L (formerly Institutional Class)	—	—	221,949
Class R2	5,426	316	15,035
Class R3	1	—	2
Class R4	1	—	2
Class R5	33,108	466	57,633
Class R6	99,396	40,923	356,840
Select Class	110,432	3,347	75,018

Net Asset Value (a):
Class A — Redemption price per share	$31.60	$14.65	$14.55
Class C — Offering price per share (b)	26.48	14.14	14.17
Class L (formerly Institutional Class) — Offering and redemption price per share	—	—	14.60
Class R2 — Offering and redemption price per share	30.90	14.57	14.45
Class R3 — Offering and redemption price per share	31.75	—	14.54
Class R4 — Offering and redemption price per share	31.78	—	14.58
Class R5 — Offering and redemption price per share	32.21	14.55	14.60
Class R6 — Offering and redemption price per share	32.35	14.47	14.62
Select Class — Offering and redemption price per share	31.78	14.43	14.59
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.35	$15.46	$15.36

Cost of investments in non-affiliates	$8,222,354	$645,699	$8,897,252
Cost of investments in affiliates	119,519	22,367	96,084

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20	$—		$—
Interest income from affiliates	— (a)	—	(a)	—	(a)
Dividend income from non-affiliates	82,958	2,028		807
Dividend income from affiliates	155	11		9

Total investment income	83,133	2,039		816

EXPENSES:
Investment advisory fees	9,766	1,030		438
Administration fees	3,199	141		57
Distribution fees:
Class A	604	66		3
Class C	—	46		5
Shareholder servicing fees:
Class A	604	66		3
Class C	—	16		2
Class L (formerly Institutional Class)	406	—		—
Class R5	—	58		—
Select Class	320	58		168
Custodian and accounting fees	117	15		12
Interest expense to affiliates	—	—	(a)	—	(a)
Professional fees	58	27		21
Trustees’ and Chief Compliance Officer’s fees	43	14		13
Printing and mailing costs	85	12		3
Registration and filing fees	57	31		39
Transfer agency fees (See Note 2.E.)	54	6		2
Sub-transfer agency fees (See Note 2.E.)	769	70		16
Other	67	6		5

Total expenses	16,149	1,662		787

Less fees waived	(2,081)	(191)		(113)
Less expense reimbursements	(75)	—		—

Net expenses	13,993	1,471		674

Net investment income (loss)	69,140	568		142

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	143,840	16,574		2,284
Futures	9,527	—		—

Net realized gain (loss)	153,367	16,574		2,284

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	456,442	8,425		13,051
Futures	(2,122)	—		—

Change in net unrealized appreciation/depreciation	454,320	8,425		13,051

Net realized/unrealized gains (losses)	607,687	24,999		15,335

Change in net assets resulting from operations	$676,827	$25,567		$15,477

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$— (b)
Interest income from affiliates	11		—	(b)	1
Dividend income from non-affiliates	170,705		5,819		2,909
Dividend income from affiliates	448		13		9

Total investment income	171,164		5,832		2,919

EXPENSES:
Investment advisory fees	25,808		1,007		344
Administration fees	5,282		206		113
Distribution fees:
Class A	4,353		543		92
Class C	5,078		99		40
Class R2	202		—	(b)	—
Class R3 (a)	—	(b)	—		—
Shareholder servicing fees:
Class A	4,353		543		92
Class C	1,693		33	(b)	13
Class R2	101		—		—
Class R3 (a)	—	(b)	—		—
Class R4 (a)	—	(b)	—		—
Class R5	213		—	(b)	— (b)
Select Class	6,260		53		239
Custodian and accounting fees	161		19		33
Professional fees	112		24		39
Trustees’ and Chief Compliance Officer’s fees	16		13		14
Printing and mailing costs	321		26		12
Registration and filing fees	161		33		76
Transfer agency fees (See Note 2.E.)	180		114		7
Sub-transfer agency fees (See Note 2.E.)	3,668		108		113
Other	121		9		6

Total expenses	58,083		2,830		1,233

Less fees waived	(1,697)		(205)		(278)
Less expense reimbursements	—		—	(b)	— (b)

Net expenses	56,386		2,625		955

Net investment income (loss)	114,778		3,207		1,964

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	96,649		16,436		(6,691)
Futures	—		—		283
Options written	—		—		4,542

Net realized gain (loss)	96,649		16,436		(1,866)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	846,105		35,994		20,443
Futures	—		—		(87)
Options written	—		—		100

Change in net unrealized appreciation/depreciation	846,105		35,994		20,456

Net realized/unrealized gains (losses)	942,754		52,430		18,590

Change in net assets resulting from operations	$1,057,532		$55,637		$20,554

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$4	$—	(b)	$3
Dividend income from non-affiliates	60,062	7,627		108,960
Dividend income from affiliates	204	16		194

Total investment income	60,270	7,643		109,157

EXPENSES:
Investment advisory fees	33,152	1,533		24,817
Administration fees	5,429	314		5,080
Distribution fees:
Class A	4,975	129		1,826
Class C	2,049	72		1,161
Class R2	466	10		531
Class R3 (a)	— (b)	—		—	(b)
Shareholder servicing fees:
Class A	4,975	129		1,826
Class C	683	24		387
Class L (formerly Institutional Class)	—	—		1,695
Class R2	233	5		265
Class R3 (a)	— (b)	—		—	(b)
Class R4 (a)	— (b)	—		—	(b)
Class R5	296	1		224
Select Class	4,960	34		1,378
Custodian and accounting fees	159	27		186
Interest expense to affiliates	1	—	(b)	—
Professional fees	190	26		213
Interest expense to non-affiliates	—	—		70
Trustees’ and Chief Compliance Officer’s fees	14	16		69
Printing and mailing costs	488	9		368
Registration and filing fees	199	36		62
Transfer agency fees (See Note 2.E.)	336	34		181
Sub-transfer agency fees (See Note 2.E.)	5,750	39		3,411
Other	152	8		90

Total expenses	64,507	2,446		43,840

Less fees waived	(5,993)	(128)		(3,848)
Less expense reimbursements	(12)	(1)		(57)

Net expenses	58,502	2,317		39,935

Net investment income (loss)	1,768	5,326		69,222

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,215,091	40,419		658,326
Futures	—	—		5,672

Net realized gain (loss)	1,215,091	40,419		663,998

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(474,172)	103,246		481,475
Futures	—	—		(1,322)

Change in net unrealized appreciation/depreciation	(474,172)	103,246		480,153

Net realized/unrealized gains (losses)	740,919	143,665		1,144,151

Change in net assets resulting from operations	$742,687	$148,991		$1,213,373

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund & U.S. Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,140	$131,676	$568	$(821)
Net realized gain (loss)	153,367	(592,021)	16,574	(9,188)
Change in net unrealized appreciation/depreciation	454,320	151,690	8,425	(1,272)

Change in net assets resulting from operations	676,827	(308,655)	25,567	(11,281)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,593)	(5,440)	—	—
From net realized gains	—	(25,328)	(609)	(551)
Class C	—	—	—	—
From net realized gains	—	—	(157)	(123)
Class L (formerly Institutional Class)
From net investment income	(7,528)	(11,148)	—	—
From net realized gains	—	(34,112)	—	—
Class R5
From net realized gains	—	—	(2,695)	(2,408)
Class R6
From net investment income	(61,797)	(97,120)	—	—
From net realized gains	—	(271,746)	—	—
Select Class
From net investment income	(2,215)	(3,481)	—	—
From net realized gains	—	(12,537)	(644)	(615)

Total distributions to shareholders	(75,133)	(460,912)	(4,105)	(3,697)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,049,638)	1,244,730	(9,790)	7,189

NET ASSETS:
Change in net assets	(447,944)	475,163	11,672	(7,789)
Beginning of period	8,221,578	7,746,415	329,407	337,196

End of period	$7,773,634	$8,221,578	$341,079	$329,407

Accumulated undistributed (distributions in excess of) net investment income	$8,024	$14,017	$421	$(147)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$142	$242	$114,778	$209,897
Net realized gain (loss)	2,284	(650)	96,649	15,204
Change in net unrealized appreciation/depreciation	13,051	2,777	846,105	316,575

Change in net assets resulting from operations	15,477	2,369	1,057,532	541,676

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	— (a)	(32,043)	(56,754)
From net realized gains	(25)	(47)	(21,407)	(23,970)
Class C
From net investment income	—	—	(9,868)	(17,909)
From net realized gains	(19)	(26)	(8,532)	(9,204)
Class R2
From net investment income	—	—	(665)	(1,091)
From net realized gains	—	—	(512)	(494)
Class R3 (b)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	— (a)	—
Class R4 (b)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	— (a)	—
Class R5
From net investment income	—	—	(9,854)	(12,835)
From net realized gains	—	—	(5,543)	(4,311)
Class R6
From net investment income	—	—	(24,849)	(31,307)
From net realized gains	—	—	(13,934)	(9,593)
Select Class
From net investment income	(370)	(122)	(50,918)	(89,550)
From net realized gains	(1,646)	(2,128)	(31,653)	(33,863)

Total distributions to shareholders	(2,061)	(2,323)	(209,778)	(290,881)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,402)	55,939	873,209	1,562,346

NET ASSETS:
Change in net assets	7,014	55,985	1,720,963	1,813,141
Beginning of period	139,489	83,504	12,066,321	10,253,180

End of period	$146,503	$139,489	$13,787,284	$12,066,321

Accumulated undistributed (distributions in excess of) net investment income	$(44)	$185	$(11,489)	$1,930

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,207	$6,656	$1,964	$3,505
Net realized gain (loss)	16,436	20,039	(1,866)	(16,722)
Change in net unrealized appreciation/depreciation	35,994	(21,834)	20,456	14,782

Change in net assets resulting from operations	55,637	4,861	20,554	1,565

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,084)	(5,532)	(518)	(801)
From net realized gains	(21,085)	(23,586)	—	—
Class C
From net investment income	(151)	(248)	(50)	(53)
From net realized gains	(1,409)	(1,528)	—	—
Class R2
From net investment income	— (a)	— (a)	—	—
From net realized gains	(1)	(1)	—	—
Class R5
From net investment income	— (a)	— (a)	— (a)	— (a)
From net realized gains	(1)	(1)	—	—
Class R6
From net investment income	(8)	— (a)	(1)	(1)
From net realized gains	(1)	(1)	—	—
Select Class
From net investment income	(349)	(547)	(1,640)	(2,096)
From net realized gains	(2,037)	(1,738)	—	—

Total distributions to shareholders	(28,126)	(33,182)	(2,209)	(2,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,528	20,822	68,390	38,895

NET ASSETS:
Change in net assets	43,039	(7,499)	86,735	37,509
Beginning of period	487,820	495,319	240,203	202,694

End of period	$530,859	$487,820	$326,938	$240,203

Accumulated undistributed (distributions in excess of) net investment income	$(134)	$251	$231	$476

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,768	$(2,568)	$5,326	$11,011
Net realized gain (loss)	1,215,091	607,808	40,419	38,905
Change in net unrealized appreciation/depreciation	(474,172)	(1,558,068)	103,246	(67,018)

Change in net assets resulting from operations	742,687	(952,828)	148,991	(17,102)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(673)	(1,101)
From net realized gains	(325,496)	(204,092)	(5,231)	(10,979)
Class C
From net investment income	—	—	(79)	(116)
From net realized gains	(53,436)	(31,708)	(1,032)	(1,856)
Class R2
From net investment income	—	—	(19)	(29)
From net realized gains	(15,873)	(9,889)	(201)	(358)
Class R3 (a)
From net realized gains	(2)	—	—	—
Class R4 (a)
From net realized gains	(2)	—	—	—
Class R5
From net investment income	—	—	(47)	(36)
From net realized gains	(98,724)	(55,775)	(290)	(267)
Class R6
From net investment income	—	—	(4,660)	(7,550)
From net realized gains	(289,943)	(163,685)	(26,620)	(71,699)
Select Class
From net investment income	—	—	(234)	(1,784)
From net realized gains	(328,427)	(220,849)	(1,643)	(2,301)

Total distributions to shareholders	(1,111,903)	(685,998)	(40,729)	(98,076)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,386,144)	(300,688)	(4,524)	73,776

NET ASSETS:
Change in net assets	(1,755,360)	(1,939,514)	103,738	(41,402)
Beginning of period	13,704,136	15,643,650	709,946	751,348

End of period	$11,948,776	$13,704,136	$813,684	$709,946

Accumulated undistributed (distributions in excess of) net investment income	$1,609	$(159)	$(128)	$258

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	U.S. Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,222	$143,232
Net realized gain (loss)	663,998	83,639
Change in net unrealized appreciation/depreciation	480,153	(349,454)

Change in net assets resulting from operations	1,213,373	(122,583)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,885)	(10,975)
From net realized gains	(51,421)	(69,017)
Class C
From net investment income	(788)	(885)
From net realized gains	(11,601)	(13,589)
Class L (formerly Institutional Class)
From net investment income	(20,625)	(46,200)
From net realized gains	(116,356)	(229,612)
Class R2
From net investment income	(771)	(1,056)
From net realized gains	(7,793)	(9,319)
Class R3 (a)
From net investment income	— (b)	—
From net realized gains	(1)	—
Class R4 (a)
From net investment income	— (b)	—
From net realized gains	(1)	—
Class R5
From net investment income	(5,859)	(9,323)
From net realized gains	(30,659)	(44,668)
Class R6
From net investment income	(35,169)	(50,265)
From net realized gains	(182,725)	(215,169)
Select Class
From net investment income	(6,182)	(12,647)
From net realized gains	(39,119)	(52,720)

Total distributions to shareholders	(515,955)	(765,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(735,083)	658,512

NET ASSETS:
Change in net assets	(37,665)	(229,516)
Beginning of period	12,382,487	12,612,003

End of period	$12,344,822	$12,382,487

Accumulated undistributed (distributions in excess of) net investment income	$448	$7,505

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,218	$313,069	$4,762	$28,692
Distributions reinvested	3,585	30,719	604	538
Cost of shares redeemed	(136,783)	(274,502)	(13,591)	(12,209)

Change in net assets resulting from Class A capital transactions	$(87,980)	$69,286	$(8,225)	$17,021

Class C
Proceeds from shares issued	$—	$—	$1,564	$7,392
Distributions reinvested	—	—	140	101
Cost of shares redeemed	—	—	(2,601)	(3,617)

Change in net assets resulting from Class C capital transactions	$—	$—	$(897)	$3,876

Class L (formerly Institutional Class)
Proceeds from shares issued	$62,897	$276,620	$—	$—
Distributions reinvested	5,852	34,689	—	—
Cost of shares redeemed	(146,831)	(208,445)	—	—

Change in net assets resulting from Class L capital transactions	$(78,082)	$102,864	$—	$—

Class R5
Proceeds from shares issued	$—	$—	$— (a)	$258,080
Distributions reinvested	—	—	2,694	2,408
Cost of shares redeemed	—	—	(18,690)	(12,547)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(15,996)	$247,941

Class R6
Proceeds from shares issued	$536,077	$2,058,427	$—	$—
Distributions reinvested	61,796	368,866	—	—
Cost of shares redeemed	(1,447,762)	(1,381,896)	—	—

Change in net assets resulting from Class R6 capital transactions	$(849,889)	$1,045,397	$—	$—

Select Class
Proceeds from shares issued	$16,482	$117,175	$23,497	$41,622
Distributions reinvested	2,056	15,046	450	177
Cost of shares redeemed	(52,225)	(105,038)	(8,619)	(303,448)

Change in net assets resulting from Select Class capital transactions	$(33,687)	$27,183	$15,328	$(261,649)

Total change in net assets resulting from capital transactions	$(1,049,638)	$1,244,730	$(9,790)	$7,189

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,999	13,968	182	1,144
Reinvested	155	1,433	23	21
Redeemed	(6,013)	(12,641)	(522)	(500)

Change in Class A Shares	(3,859)	2,760	(317)	665

Class C
Issued	—	—	62	309
Reinvested	—	—	5	4
Redeemed	—	—	(104)	(155)

Change in Class C Shares	—	—	(37)	158

Class L (formerly Institutional Class)
Issued	2,760	12,447	—	—
Reinvested	251	1,607	—	—
Redeemed	(6,444)	(9,387)	—	—

Change in Class L Shares	(3,433)	4,667	—	—

Class R5
Issued	—	—	—	9,397
Reinvested	—	—	99	91
Redeemed	—	—	(685)	(460)

Change in Class R5 Shares	—	—	(586)	9,028

Class R6
Issued	23,111	92,272	—	—
Reinvested	2,653	17,086	—	—
Redeemed	(63,495)	(63,085)	—	—

Change in Class R6 Shares	(37,731)	46,273	—	—

Select Class
Issued	720	5,191	877	1,705
Reinvested	88	696	17	7
Redeemed	(2,278)	(4,782)	(324)	(11,388)

Change in Select Class Shares	(1,470)	1,105	570	(9,676)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$698	$1,283	$548,436	$1,145,689
Distributions reinvested	26	47	50,565	76,806
Cost of shares redeemed	(553)	(756)	(618,896)	(929,480)

Change in net assets resulting from Class A capital transactions	$171	$574	$(19,895)	$293,015

Class C
Proceeds from shares issued	$1,002	$770	$155,062	$342,449
Distributions reinvested	19	26	15,553	22,526
Cost of shares redeemed	(235)	(358)	(157,156)	(243,691)

Change in net assets resulting from Class C capital transactions	$786	$438	$13,459	$121,284

Class R2
Proceeds from shares issued	$—	$—	$12,853	$33,036
Distributions reinvested	—	—	1,011	1,417
Cost of shares redeemed	—	—	(12,292)	(15,534)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,572	$18,919

Class R3 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$20	$—

Class R5
Proceeds from shares issued	$—	$—	$230,423	$412,223
Distributions reinvested	—	—	13,106	13,452
Cost of shares redeemed	—	—	(85,235)	(240,758)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$158,294	$184,917

Class R6
Proceeds from shares issued	$—	$—	$436,967	$1,204,396
Distributions reinvested	—	—	35,945	37,570
Cost of shares redeemed	—	—	(141,747)	(245,859)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$331,165	$996,107

Select Class
Proceeds from shares issued	$30,316	$84,242	$1,120,190	$1,604,186
Distributions reinvested	500	118	56,061	80,801
Cost of shares redeemed	(38,175)	(29,433)	(787,677)	(1,736,883)

Change in net assets resulting from Select Class capital transactions	$(7,359)	$54,927	$388,574	$(51,896)

Total change in net assets resulting from capital transactions	$(6,402)	$55,939	$873,209	$1,562,346

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	27	53	38,033	85,185
Reinvested	1	2	3,425	5,747
Redeemed	(22)	(32)	(42,990)	(69,349)

Change in Class A Shares	6	23	(1,532)	21,583

Class C
Issued	38	33	10,907	25,820
Reinvested	1	1	1,068	1,712
Redeemed	(9)	(15)	(11,078)	(18,409)

Change in Class C Shares	30	19	897	9,123

Class R2
Issued	—	—	896	2,472
Reinvested	—	—	69	106
Redeemed	—	—	(854)	(1,164)

Change in Class R2 Shares	—	—	111	1,414

Class R3 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R3 Shares	—	—	1	—

Class R4 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R4 Shares	—	—	1	—

Class R5
Issued	—	—	15,777	30,176
Reinvested	—	—	875	990
Redeemed	—	—	(5,799)	(17,661)

Change in Class R5 Shares	—	—	10,853	13,505

Class R6
Issued	—	—	29,879	88,149
Reinvested	—	—	2,401	2,760
Redeemed	—	—	(9,662)	(18,113)

Change in Class R6 Shares	—	—	22,618	72,796

Select Class
Issued	1,155	3,648	76,454	117,769
Reinvested	18	5	3,739	5,955
Redeemed	(1,494)	(1,210)	(53,684)	(126,901)

Change in Select Class Shares	(321)	2,443	26,509	(3,177)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,141	$60,769	$18,799	$53,101
Distributions reinvested	23,390	28,009	517	801
Cost of shares redeemed	(30,090)	(76,067)	(21,709)	(74,383)

Change in net assets resulting from Class A capital transactions	$8,441	$12,711	$(2,393)	$(20,481)

Class C
Proceeds from shares issued	$3,530	$6,659	$2,531	$7,643
Distributions reinvested	1,387	1,582	49	52
Cost of shares redeemed	(3,794)	(5,693)	(1,130)	(1,302)

Change in net assets resulting from Class C capital transactions	$1,123	$2,548	$1,450	$6,393

Class R2
Proceeds from shares issued	$— (a)	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R2 capital transactions	$1	$21	$—	$—

Class R5
Proceeds from shares issued	$8	$20	$3	$7
Distributions reinvested	1	1	— (a)	— (a)
Cost of shares redeemed	— (a)	—	(1)	(426)

Change in net assets resulting from Class R5 capital transactions	$9	$21	$2	$(419)

Class R6
Proceeds from shares issued	$1,834	$20	$12	$53
Distributions reinvested	9	1	1	1
Cost of shares redeemed	(9)	—	(2)	(424)

Change in net assets resulting from Class R6 capital transactions	$1,834	$21	$11	$(370)

Select Class
Proceeds from shares issued	$7,639	$15,091	$95,853	$166,370
Distributions reinvested	2,098	1,957	1,600	2,047
Cost of shares redeemed	(5,617)	(11,548)	(28,133)	(114,645)

Change in net assets resulting from Select Class capital transactions	$4,120	$5,500	$69,320	$53,772

Total change in net assets resulting from capital transactions	$15,528	$20,822	$68,390	$38,895

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Growth and Income Fund				Hedged Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016		Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	336		1,429		1,111		3,349
Reinvested	512		676		31		51
Redeemed	(675)		(1,790)		(1,284)		(4,647)

Change in Class A Shares	173		315		(142)		(1,247)

Class C
Issued	86		170		152		482
Reinvested	34		42		3		3
Redeemed	(94)		(147)		(68)		(82)

Change in Class C Shares	26		65		87		403

Class R2
Issued	—		1		—		—
Reinvested	—	(a)	—	(a)	—		—
Redeemed	—		—		—		—

Change in Class R2 Shares	—	(a)	1		—		—

Class R5
Issued	—	(a)	—	(a)	1		— (a)
Reinvested	—	(a)	—	(a)	—	(a)	— (a)
Redeemed	—	(a)	—		—	(a)	(26)

Change in Class R5 Shares	—	(a)	—	(a)	1		(26)

Class R6
Issued	38		—	(a)	—	(a)	4
Reinvested	—	(a)	—	(a)	—	(a)	— (a)
Redeemed	—	(a)	—		—	(a)	(26)

Change in Class R6 Shares	38		—	(a)	—	(a)	(22)

Select Class
Issued	162		345		5,741		10,436
Reinvested	44		45		94		130
Redeemed	(121)		(256)		(1,686)		(7,186)

Change in Select Class Shares	85		134		4,149		3,380

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$349,014	$1,281,024	$37,466	$24,457
Distributions reinvested	303,623	190,608	5,650	11,625
Cost of shares redeemed	(1,298,165)	(1,392,513)	(15,869)	(17,824)

Change in net assets resulting from Class A capital transactions	$(645,528)	$79,119	$27,247	$18,258

Class C
Proceeds from shares issued	$26,976	$142,471	$7,200	$7,145
Distributions reinvested	38,865	22,387	948	1,705
Cost of shares redeemed	(114,513)	(130,104)	(2,656)	(3,753)

Change in net assets resulting from Class C capital transactions	$(48,672)	$34,754	$5,492	$5,097

Class R2
Proceeds from shares issued	$19,318	$67,268	$1,024	$3,183
Distributions reinvested	11,527	7,704	130	237
Cost of shares redeemed	(49,715)	(100,569)	(582)	(608)

Change in net assets resulting from Class R2 capital transactions	$(18,870)	$(25,597)	$572	$2,812

Class R3 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	2	—	—	—

Change in net assets resulting from Class R3 capital transactions	$22	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	2	—	—	—

Change in net assets resulting from Class R4 capital transactions	$22	$—	$—	$—

Class R5
Proceeds from shares issued	$62,722	$514,798	$2,114	$3,673
Distributions reinvested	94,629	52,449	326	160
Cost of shares redeemed	(268,304)	(607,179)	(600)	(3,493)

Change in net assets resulting from Class R5 capital transactions	$(110,953)	$(39,932)	$1,840	$340

Class R6
Proceeds from shares issued	$301,825	$1,387,654	$10,696	$617,794
Distributions reinvested	283,753	156,166	31,278	79,246
Cost of shares redeemed	(597,672)	(1,046,538)	(103,576)	(41,590)

Change in net assets resulting from Class R6 capital transactions	$(12,094)	$497,282	$(61,602)	$655,450

Select Class
Proceeds from shares issued	$385,483	$1,153,454	$23,923	$24,717
Distributions reinvested	250,389	160,552	1,574	3,536
Cost of shares redeemed	(1,185,943)	(2,160,320)	(3,570)	(636,434)

Change in net assets resulting from Select Class capital transactions	$(550,071)	$(846,314)	$21,927	$(608,181)

Total change in net assets resulting from capital transactions	$(1,386,144)	$(300,688)	$(4,524)	$73,776

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	10,228	37,172	2,544	1,832
Reinvested	9,494	5,482	383	924
Redeemed	(37,914)	(40,416)	(1,160)	(1,372)

Change in Class A Shares	(18,192)	2,238	1,767	1,384

Class C
Issued	963	4,722	512	563
Reinvested	1,450	751	67	140
Redeemed	(3,945)	(4,450)	(199)	(297)

Change in Class C Shares	(1,532)	1,023	380	406

Class R2
Issued	586	1,959	76	228
Reinvested	368	226	9	19
Redeemed	(1,487)	(2,918)	(43)	(45)

Change in Class R2 Shares	(533)	(733)	42	202

Class R3 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R3 Shares	1	—	—	—

Class R4 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R5
Issued	1,809	14,389	158	285
Reinvested	2,903	1,488	22	13
Redeemed	(7,756)	(17,156)	(43)	(267)

Change in Class R5 Shares	(3,044)	(1,279)	137	31

Class R6
Issued	8,691	38,341	846	41,745
Reinvested	8,667	4,416	2,152	6,381
Redeemed	(17,156)	(29,799)	(7,115)	(3,365)

Change in Class R6 Shares	202	12,958	(4,117)	44,761

Select Class
Issued	11,314	33,270	1,642	1,852
Reinvested	7,786	4,602	108	277
Redeemed	(34,463)	(61,477)	(268)	(43,139)

Change in Select Class Shares	(15,363)	(23,605)	1,482	(41,010)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$143,616	$469,469
Distributions reinvested	52,170	70,720
Cost of shares redeemed	(310,046)	(397,193)

Change in net assets resulting from Class A capital transactions	$(114,260)	$142,996

Class C
Proceeds from shares issued	$36,068	$102,150
Distributions reinvested	11,631	13,355
Cost of shares redeemed	(39,114)	(56,529)

Change in net assets resulting from Class C capital transactions	$8,585	$58,976

Class L (formerly Institutional Class)
Proceeds from shares issued	$275,969	$985,884
Distributions reinvested	116,632	243,871
Cost of shares redeemed	(1,056,434)	(2,103,943)

Change in net assets resulting from Class L capital transactions	$(663,833)	$(874,188)

Class R2
Proceeds from shares issued	$22,244	$72,587
Distributions reinvested	7,843	9,669
Cost of shares redeemed	(29,658)	(42,951)

Change in net assets resulting from Class R2 capital transactions	$429	$39,305

Class R3 (a)
Proceeds from shares issued	$25	$—
Distributions reinvested	1	—

Change in net assets resulting from Class R3 capital transactions	$26	$—

Class R4 (a)
Proceeds from shares issued	$20	$—
Distributions reinvested	1	—

Change in net assets resulting from Class R4 capital transactions	$21	$—

Class R5
Proceeds from shares issued	$63,351	$610,125
Distributions reinvested	32,773	48,938
Cost of shares redeemed	(215,228)	(195,954)

Change in net assets resulting from Class R5 capital transactions	$(119,104)	$463,109

Class R6
Proceeds from shares issued	$271,732	$2,370,357
Distributions reinvested	216,433	263,145
Cost of shares redeemed	(302,307)	(553,912)

Change in net assets resulting from Class R6 capital transactions	$185,858	$2,079,590

Select Class
Proceeds from shares issued	$99,561	$368,200
Distributions reinvested	40,147	57,766
Cost of shares redeemed	(172,513)	(1,677,242)

Change in net assets resulting from Select Class capital transactions	$(32,805)	$(1,251,276)

Total change in net assets resulting from capital transactions	$(735,083)	$658,512

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	U.S. Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	9,921	33,923
Reinvested	3,550	5,214
Redeemed	(21,525)	(28,824)

Change in Class A Shares	(8,054)	10,313

Class C
Issued	2,552	7,574
Reinvested	814	1,010
Redeemed	(2,778)	(4,215)

Change in Class C Shares	588	4,369

Class L (formerly Institutional Class)
Issued	18,971	71,431
Reinvested	7,911	17,924
Redeemed	(73,357)	(154,416)

Change in Class L Shares	(46,475)	(65,061)

Class R2
Issued	1,554	5,242
Reinvested	538	718
Redeemed	(2,076)	(3,104)

Change in Class R2 Shares	16	2,856

Class R3 (a)
Issued	2	—
Reinvested	— (b)	—

Change in Class R3 Shares	2	—

Class R4 (a)
Issued	2	—
Reinvested	— (b)	—

Change in Class R4 Shares	2	—

Class R5
Issued	4,363	42,836
Reinvested	2,222	3,593
Redeemed	(14,873)	(14,029)

Change in Class R5 Shares	(8,288)	32,400

Class R6
Issued	18,823	164,015
Reinvested	14,654	19,299
Redeemed	(20,654)	(40,193)

Change in Class R6 Shares	12,823	143,121

Select Class
Issued	6,848	26,575
Reinvested	2,726	4,256
Redeemed	(11,879)	(114,285)

Change in Select Class Shares	(2,305)	(83,454)

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$21.74	$0.16	$1.74	$1.90	$(0.18)	$—	$(0.18)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	0.61	0.82	(0.20)	—	(0.20)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	21.89	0.19	1.76	1.95	(0.22)	—	(0.22)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	0.63	0.90	(0.25)	—	(0.25)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	21.90	0.21	1.75	1.96	(0.23)	—	(0.23)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	0.63	0.92	(0.27)	—	(0.27)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	21.92	0.19	1.76	1.95	(0.21)	—	(0.21)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	0.63	0.88	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$23.46	8.73%	$446,765	0.77%	1.36%	1.01%	24%
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198

23.62	8.91	808,633	0.43	1.69	0.50	24
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198

23.63	8.97	6,271,906	0.31	1.81	0.34	24
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198

23.66	8.89	246,330	0.52	1.61	0.72	24
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$24.13	$—	(f)(j)	$1.84	$1.84	$(0.32)
Year Ended June 30, 2016	25.34	(0.12	)(f)	(0.82)	(0.94)	(0.27)
Year Ended June 30, 2015	23.95	(0.14	)(f)	1.90	1.76	(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(f)(g)(h)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(f)(i)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	23.10	(0.06	)(f)	1.76	1.70	(0.32)
Year Ended June 30, 2016	24.39	(0.24	)(f)	(0.78)	(1.02)	(0.27)
Year Ended June 30, 2015	23.19	(0.26	)(f)	1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(f)(g)(h)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(f)(i)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—

Class R5
Six Months Ended December 31, 2016 (Unaudited)	25.09	0.06	(f)	1.92	1.98	(0.32)
Year Ended June 30, 2016	26.22	0.01	(f)	(0.87)	(0.86)	(0.27)
Year Ended June 30, 2015	24.65	(0.04	)(f)	1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(f)(g)(h)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(f)(i)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	24.66	0.04	(f)	1.88	1.92	(0.32)
Year Ended June 30, 2016	25.83	(0.10	)(f)	(0.80)	(0.90)	(0.27)
Year Ended June 30, 2015	24.34	(0.08	)(f)	1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(f)(g)(h)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(f)(i)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.005.
(k)	Amount rounds to less than 0.005%

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.65	7.61%	$48,570	1.17%	0.00	%(k)	1.43%	29%
24.13	(3.77)	53,334	1.19	(0.50)		1.43	61
25.34	7.46	39,153	1.20	(0.57)		1.43	74
23.95	26.45	16,996	1.24	(0.30	)(g)(h)	1.25	55
18.94	19.19	126	1.25	(0.30	)(i)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99

24.48	7.34	11,912	1.67	(0.50)		1.86	29
23.10	(4.24)	12,077	1.69	(0.99)		1.86	61
24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(g)(h)	1.75	55
18.43	18.60	123	1.74	(0.80	)(i)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99

26.75	7.88	225,834	0.72	0.46		0.79	29
25.09	(3.33)	226,600	0.74	0.03		0.79	61
26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(g)(h)	0.84	55
19.42	19.73	32	0.80	0.15	(i)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99

26.26	7.77	54,763	0.92	0.31		1.06	29
24.66	(3.54)	37,396	0.94	(0.37)		1.00	61
25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(g)(h)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(i)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$23.73	$(0.01	)(f)	$2.84		$2.83	$(0.01)	$(0.32)	$(0.33)
Year Ended June 30, 2016	24.78	(0.01	)(f)	(0.38	)(h)	(0.39)	— (g)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(f)	1.42		1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(f)	4.86		4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41		3.39	—	—	—
July 29, 2011 (j) through June 30, 2012	15.00	0.01		0.79		0.80	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2016 (Unaudited)	23.18	(0.07	)(f)	2.77		2.70	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13	)(f)	(0.37	)(h)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(f)	1.39		1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(f)	4.84		4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39		3.28	—	—	—
July 29, 2011 (j) through June 30, 2012	15.00	(0.06)		0.79		0.73	— (g)	—	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	23.92	0.03	(f)	2.86		2.89	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(f)	(0.39	)(h)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(f)	1.44		1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(f)	4.87		4.91	— (g)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42		3.44	(0.03)	—	(0.03)
July 29, 2011 (j) through June 30, 2012	15.00	0.04		0.80		0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$26.23	11.89%	$2,306	1.21%		(0.04)%	1.46%		26%
23.73	(1.60)	1,937	1.24		(0.03)	1.55		45
24.78	5.98	1,452	1.24		(0.07)	1.42		52
23.56	25.43	423	1.24		(0.10)	2.11		76
19.18	21.47	64	1.25	(i)	(0.13)	3.75	(i)	61
15.79	5.37	53	1.25	(i)	0.04	5.09	(i)	71

25.56	11.61	2,169	1.70		(0.55)	1.96		26
23.18	(2.10)	1,268	1.74		(0.54)	1.96		45
24.34	5.44	873	1.74		(0.54)	1.93		52
23.24	24.86	133	1.74		(0.67)	2.82		76
19.01	20.85	63	1.75	(i)	(0.63)	4.25	(i)	61
15.73	4.87	52	1.75	(i)	(0.46)	5.58	(i)	71

26.42	12.04	142,028	0.96		0.22	1.12		26
23.92	(1.37)	136,284	0.99		0.24	1.11		45
24.95	6.26	81,179	0.99		0.15	1.12		52
23.67	25.75	72,064	0.99		0.19	1.51		76
19.22	21.77	3,730	1.00	(i)	0.12	3.51	(i)	61
15.81	5.61	3,063	1.00	(i)	0.29	4.84	(i)	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$14.01	$0.12	(f)	$1.05	$1.17	$(0.13)	$(0.09)	$(0.22)
Year Ended June 30, 2016	13.77	0.25	(f)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(g)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)

Class C
Six Months Ended December 31, 2016 (Unaudited)	13.80	0.08	(f)	1.03	1.11	(0.10)	(0.09)	(0.19)
Year Ended June 30, 2016	13.58	0.18	(f)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(g)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	13.97	0.10	(f)	1.05	1.15	(0.12)	(0.09)	(0.21)
Year Ended June 30, 2016	13.74	0.21	(f)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(g)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)

Class R3
September 9, 2016 (h) through December 31, 2016 (Unaudited)	14.06	0.08	(f)	1.01	1.09	(0.10)	(0.09)	(0.19)

Class R4
September 9, 2016 (h) through December 31, 2016 (Unaudited)	14.28	0.09	(f)	1.03	1.12	(0.11)	(0.09)	(0.20)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	14.23	0.15	(f)	1.07	1.22	(0.16)	(0.09)	(0.25)
Year Ended June 30, 2016	13.98	0.31	(f)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	14.22	0.16	(f)	1.07	1.23	(0.17)	(0.09)	(0.26)
Year Ended June 30, 2016	13.97	0.33	(f)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	14.23	0.14	(f)	1.06	1.20	(0.15)	(0.09)	(0.24)
Year Ended June 30, 2016	13.97	0.28	(f)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(g)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.96	8.40%	$3,575,103	1.03%	1.60%		1.09%	9%
14.01	4.45	3,370,383	1.04	1.83		1.11	20
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(g)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44

14.72	8.09	1,404,284	1.53	1.10		1.56	9
13.80	4.01	1,304,007	1.54	1.33		1.58	20
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(g)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44

14.91	8.25	84,069	1.28	1.36		1.41	9
13.97	4.20	77,230	1.29	1.59		1.45	20
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(g)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44

14.96	7.68	21	1.02	1.75		1.02	9

15.20	7.76	22	0.77	2.00		0.77	9

15.20	8.63	936,578	0.58	2.08		0.61	9
14.23	4.89	722,424	0.59	2.28		0.64	20
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(g)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44

15.19	8.69	2,386,869	0.49	2.16		0.50	9
14.22	4.98	1,913,077	0.50	2.43		0.50	20
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(g)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

15.19	8.45	5,400,338	0.78	1.86		0.80	9
14.23	4.75	4,679,200	0.79	2.07		0.81	20
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(g)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$42.75	$0.29	$4.72	$5.01	$(0.32)	$(2.21)	$(2.53)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	1.16	1.51	(0.34)	—	(0.34)

Class C
Six Months Ended December 31, 2016 (Unaudited)	39.07	0.16	4.31	4.47	(0.23)	(2.21)	(2.44)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	1.08	1.28	(0.23)	—	(0.23)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	42.94	0.23	4.74	4.97	(0.26)	(2.21)	(2.47)
November 2, 2015 (g) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	45.01	0.41	4.98	5.39	(0.42)	(2.21)	(2.63)
November 2, 2015 (g) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	45.01	0.12	5.28	5.40	(0.43)	(2.21)	(2.64)
November 2, 2015 (g) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	44.77	0.36	4.94	5.30	(0.37)	(2.21)	(2.58)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	1.21	1.66	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$45.23	11.70%	$454,501	1.03%	1.28%	1.12%	19%
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28

41.10	11.42	27,931	1.53	0.77	1.61	19
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28

45.44	11.57	22	1.28	1.03	2.88	19
42.94	(0.40)	20	1.28	1.44	3.72	39

47.77	11.97	30	0.59	1.73	2.09	19
45.01	0.05	20	0.59	2.14	3.02	39

47.77	12.00	1,833	0.52	0.49	0.70	19
45.01	0.08	20	0.53	2.19	2.96	39

47.49	11.83	46,542	0.79	1.52	0.84	19
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$16.23	$0.11	(g)	$1.07	$1.18	$(0.12)	$—	$(0.12)
Year Ended June 30, 2016	16.47	0.20	(g)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(g)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (h) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2016 (Unaudited)	16.17	0.06	(g)	1.08	1.14	(0.08)	—	(0.08)
Year Ended June 30, 2016	16.43	0.13	(g)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(g)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (h) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	16.28	0.14	(g)	1.08	1.22	(0.15)	—	(0.15)
Year Ended June 30, 2016	16.51	0.24	(g)	(0.24)	— (i)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(g)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	16.28	0.15	(g)	1.08	1.23	(0.16)	—	(0.16)
Year Ended June 30, 2016	16.52	0.27	(g)	(0.27)	— (i)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(g)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	16.26	0.13	(g)	1.08	1.21	(0.14)	—	(0.14)
Year Ended June 30, 2016	16.50	0.25	(g)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(g)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (h) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$17.29	7.26%	$73,655	0.84%	1.25%	1.16%	17%
16.23	(0.43)	71,417	0.85	1.27	1.11	57
16.47	5.45	93,007	0.85	1.14	1.21	42
15.74	6.11	569	0.85	0.96	16.65	36

17.23	7.03	12,011	1.34	0.77	1.52	17
16.17	(0.95)	9,867	1.35	0.80	1.52	57
16.43	4.85	3,405	1.35	0.59	1.65	42
15.76	5.87	53	1.35	0.56	10.04	36

17.35	7.53	29	0.40	1.71	1.79	17
16.28	0.07	25	0.40	1.49	2.16	57
16.51	5.86	442	0.40	1.58	0.82	42
15.76	6.37	53	0.40	1.51	9.10	36

17.35	7.56	91	0.35	1.75	0.86	17
16.28	0.07	74	0.35	1.66	1.40	57
16.52	5.96	443	0.35	1.63	0.77	42
15.76	6.39	53	0.35	1.56	9.05	36

17.33	7.45	241,152	0.60	1.53	0.75	17
16.26	(0.17)	158,820	0.60	1.54	0.74	57
16.50	5.66	105,397	0.60	1.39	0.91	42
15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$32.93	$(0.03)		$1.84	$1.81	$—	$(3.14)	$(3.14)
Year Ended June 30, 2016	36.82	(0.06)		(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06)		1.32	1.26	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	28.15	(0.09)		1.56	1.47	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15)		1.17	1.02	—	—	—

Class R2
Six Months Ended December 31, 2016 (Unaudited)	32.31	(0.07)		1.80	1.73	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)		(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)		4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)		6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(g)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12)		1.32	1.20	— (h)	—	— (h)

Class R3
September 9, 2016 (i) through December 31, 2016 (Unaudited)	33.97	(0.02)		0.94	0.92	—	(3.14)	(3.14)

Class R4
September 9, 2016 (i) through December 31, 2016 (Unaudited)	33.97	—	(h)	0.95	0.95	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	33.46	0.04		1.85	1.89	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04		1.32	1.36	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	33.58	0.06		1.85	1.91	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10		(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06		5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02		6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(g)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05		1.33	1.38	(0.02)	—	(0.02)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	33.08	—	(h)	1.84	1.84	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01)		1.31	1.30	— (h)	—	— (h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$31.60	5.38%	$3,504,003	1.05%	(0.15)%		1.28%	16%
32.93	(6.45)	4,251,242	1.04	(0.17)		1.27	43
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28

26.48	5.09	485,570	1.55	(0.64)		1.69	16
28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28

30.90	5.24	167,692	1.30	(0.39)		1.51	16
32.31	(6.67)	192,560	1.30	(0.43)		1.55	43
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(g)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28

31.75	2.60	20	1.10	(0.21)		1.10	16

31.78	2.66	21	0.85	0.03		0.85	16

32.21	5.54	1,066,458	0.70	0.21		0.74	16
33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28

32.35	5.58	3,215,917	0.60	0.31		0.60	16
33.58	(6.00)	3,330,565	0.60	0.28		0.60	43
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(g)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28

31.78	5.45	3,509,095	0.90	0.01		0.93	16
33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$12.71	$0.07	$2.61	$2.68	$(0.08)	$(0.66)	$(0.74)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(0.43)	(0.32)	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2016 (Unaudited)	12.30	0.04	2.51	2.55	(0.05)	(0.66)	(0.71)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(0.41)	(0.36)	(0.06)	—	(0.06)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	12.64	0.06	2.59	2.65	(0.06)	(0.66)	(0.72)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(0.42)	(0.34)	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	12.63	0.10	2.58	2.68	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(0.41)	(0.27)	(0.15)	—	(0.15)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	12.56	0.10	2.58	2.68	(0.11)	(0.66)	(0.77)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(0.42)	(0.27)	(0.15)	—	(0.15)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	12.53	0.08	2.57	2.65	(0.09)	(0.66)	(0.75)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(0.41)	(0.29)	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$14.65	21.10%	$136,975	0.92%	1.04%	1.11%	72%
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144

14.14	20.72	24,972	1.44	0.54	1.60	72
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144

14.57	20.99	4,594	1.19	0.80	1.48	72
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144

14.55	21.26	6,787	0.58	1.42	0.60	72
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144

14.47	21.34	592,044	0.51	1.48	0.51	72
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144

14.43	21.17	48,312	0.79	1.15	0.82	72
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$13.76	$0.06	(f)	$1.33	$1.39	$(0.07)	$(0.53)	$(0.60)
Year Ended June 30, 2016	14.75	0.12	(f)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(f)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)

Class C
Six Months Ended December 31, 2016 (Unaudited)	13.41	0.02	(f)	1.31	1.33	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(f)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	13.80	0.08	(f)	1.34	1.42	(0.09)	(0.53)	(0.62)
Year Ended June 30, 2016	14.79	0.16	(f)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(f)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	13.66	0.04	(f)	1.33	1.37	(0.05)	(0.53)	(0.58)
Year Ended June 30, 2016	14.66	0.08	(f)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)

Class R3
September 9, 2016 (g) through December 31, 2016 (Unaudited)	14.11	0.04	(f)	1.00	1.04	(0.08)	(0.53)	(0.61)

Class R4
September 9, 2016 (g) through December 31, 2016 (Unaudited)	14.15	0.05	(f)	1.00	1.05	(0.09)	(0.53)	(0.62)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	13.81	0.09	(f)	1.33	1.42	(0.10)	(0.53)	(0.63)
Year Ended June 30, 2016	14.80	0.18	(f)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	13.82	0.09	(f)	1.34	1.43	(0.10)	(0.53)	(0.63)
Year Ended June 30, 2016	14.82	0.18	(f)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	13.79	0.07	(f)	1.34	1.41	(0.08)	(0.53)	(0.61)
Year Ended June 30, 2016	14.78	0.13	(f)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.55	10.10%	$1,413,179	0.94%	0.81%	1.12%	39%
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83

14.17	9.89	319,680	1.44	0.32	1.57	39
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83

14.60	10.32	3,240,103	0.61	1.14	0.69	39
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83

14.45	10.05	217,214	1.19	0.57	1.44	39
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83

14.54	7.37	26	1.01	0.80	1.01	39

14.58	7.43	21	0.76	1.06	0.76	39

14.60	10.27	841,718	0.56	1.19	0.62	39
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83

14.62	10.37	5,218,689	0.50	1.26	0.50	39
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83

14.59	10.25	1,094,192	0.76	1.00	0.83	39
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class L^, Class R6 and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class L^, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Select Class	JPM I	Diversified

*	Class R3 and Class R4 commenced operations on September 9, 2016 for Equity Income Fund, Large Cap Growth Fund and U.S. Equity Fund.
^	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class L, Class R2, Class R3, Class R4, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,822,226	$9,410	$—	$7,831,636

Depreciation in Other Financial Instruments
Futures Contracts	$(670)	$—	$—	$(670)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$337,738	$—	$—	$337,738

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$148,292	$—	$—		$148,292

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$13,755,460	$—	$—		$13,755,460

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$527,837	$—	$—		$527,837

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$330,372	$80	$—		$330,452

Depreciation in Other Financial Instruments
Futures Contracts	$(65)	$—	$—		$(65)
Options Written
Call Option Written	(3,565)	—	—		(3,565)
Put Option Written	(646)	—	—		(646)

Total Depreciation in Other Financial Instruments	$(4,276)	$—	$—		$(4,276)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$11,986,696	$—	$—		$11,986,696

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$814,947	$—	$—	(d)	$814,947

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$12,396,922	$—	$—	(d)	$12,396,922

Depreciation in Other Financial Instruments
Futures Contracts	$(214)	$—	$—		$(214)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than 500.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$101,278	$4,844	$66,531
Ending Notional Balance Long	143,340	9,057	34,661

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the six months ended December 31, 2016 were as follows (amounts in thousands except for number of contracts):

	Options
Hedged Equity Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2016	2,282	$3,838
Options written	6,134	7,993
Options expired	(2,668)	(1,358)
Options closed	(2,844)	(6,198)

Options outstanding at December 31, 2016	2,904	$4,275

The Fund’s exchange-traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2016:

Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	$1,264
Average Number of Contracts Written	2,527
Ending Number of Contracts Purchased	1,452
Ending Number of Contracts Written	2,904

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A		Class C		Class L (formerly Institutional Class)	Class R2		Class R3		Class R4		Class R5		Class R6		Select Class	Total
Disciplined Equity Fund
Transfer agency fees	$15		n/a		$7	n/a		n/a		n/a		n/a		$27		$5	$54
Sub-transfer agency fees	390		n/a		224	n/a		n/a		n/a		n/a		—		155	769
Dynamic Growth Fund
Transfer agency fees	2		$1		n/a	n/a		n/a		n/a		$—		n/a		3	6
Sub-transfer agency fees	49		7		n/a	n/a		n/a		n/a		—		n/a		14	70
Equity Focus Fund
Transfer agency fees	—	(a)	—	(a)	n/a	n/a		n/a		n/a		n/a		n/a		2	2
Sub-transfer agency fees	1		—	(a)	n/a	n/a		n/a		n/a		n/a		n/a		15	16
Equity Income Fund
Transfer agency fees	91		34		n/a	$6		$—	(a)	$—	(a)	6		12		31	180
Sub-transfer agency fees	1,617		436		n/a	61		—		—		283		—		1,271	3,668
Growth and Income Fund
Transfer agency fees	109		2		n/a	—	(a)	n/a		n/a		—	(a)	—	(a)	3	114
Sub-transfer agency fees	89		8		n/a	—		n/a		n/a		—		—		11	108
Hedged Equity Fund
Transfer agency fees	1		1		n/a	n/a		n/a		n/a		—	(a)	—	(a)	5	7
Sub-transfer agency fees	73		3		n/a	n/a		n/a		n/a		—	(a)	—		37	113
Large Cap Growth Fund
Transfer agency fees	245		16		n/a	7		—	(a)	—	(a)	11		23		34	336
Sub-transfer agency fees	3,347		238		n/a	145		—		—		512		—		1,508	5,750
Large Cap Value Fund
Transfer agency fees	28		3		n/a	1		n/a		n/a		—	(a)	—		2	34
Sub-transfer agency fees	23		6		n/a	4		n/a		n/a		—	(a)	—		6	39
U.S. Equity Fund
Transfer agency fees	61		8		67	3		—	(a)	—	(a)	6		18		18	181
Sub-transfer agency fees	884		105		1,453	208		—		—		327		—		434	3,411

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.60	*
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

*	Prior to November 1, 2016, the investment advisory fee was 0.65% for the Equity Focus Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class L, Class R4, Class R5, Class R6 and Select Class do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	0.75%	n/a	n/a
Equity Focus Fund	0.25	0.75	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$5	$—
Dynamic Growth Fund	11	—	(a)
Equity Focus Fund	1	—
Equity Income Fund	411	2
Growth and Income Fund	17	—	(a)
Hedged Equity Fund	3	—
Large Cap Growth Fund	74	2
Large Cap Value Fund	9	—	(a)
U.S. Equity Fund	69	—	(a)

(a)	Amount rounds to less than 500.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class L (formerly Institutional Class)	Class R2	Class R3	Class R4	Class R5	Select Class
Disciplined Equity Fund	0.25%	n/a	0.10%	n/a	n/a	n/a	n/a	0.25%
Dynamic Growth Fund	0.25	0.25%	n/a	n/a	n/a	n/a	0.05%	0.25
Equity Focus Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.05	0.25
Growth and Income Fund	0.25	0.25	n/a	0.25	n/a	n/a	0.05	0.25
Hedged Equity Fund	0.25	0.25	n/a	n/a	n/a	n/a	0.05	0.25
Large Cap Growth Fund	0.25	0.25	n/a	0.25	0.25	0.25	0.05	0.25
Large Cap Value Fund	0.25	0.25	n/a	0.25	n/a	n/a	0.05	0.25
U.S. Equity Fund	0.25	0.25	0.10	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class L (formerly Institutional Class)	Class R2		Class R3	Class R4	Class R5	Class R6	Select Class
Disciplined Equity Fund*	0.60%	n/a	0.45%	n/a		n/a	n/a	n/a	0.25%	0.35%
Dynamic Growth Fund**	1.15	1.65%	n/a	n/a		n/a	n/a	0.70%	n/a	0.90
Equity Focus Fund***	1.15	1.65	n/a	n/a		n/a	n/a	n/a	n/a	0.90
Equity Income Fund	1.04	1.54	n/a	1.29%		1.04%	0.79%	0.59	0.54	0.79
Growth and Income Fund	1.04	1.54	n/a	1.29		n/a	n/a	0.59	0.54	0.79
Hedged Equity Fund	0.85	1.35	n/a	n/a		n/a	n/a	0.40	0.35	0.60
Large Cap Growth Fund	1.05	1.55	n/a	1.40	****	1.15	0.90	0.70	0.65	0.90
Large Cap Value Fund	0.93	1.45	n/a	1.30	****	n/a	n/a	0.60	0.55	0.80
U.S. Equity Fund	0.94	1.44	0.61	1.26	****	1.01	0.76	0.56	0.51	0.76

*	Prior to November 1, 2016, the contractual expense limitation for Disciplined Equity Fund was 0.85%, 0.45%, 0.35% and 0.60% for Class A, Class L, Class R6 and Select Class Shares respectively, The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

**	Prior to November 1, 2016, the contractual expense limitation for Dynamic Growth Fund was 1.19%, 1.69%, 0.74% and 0.94% for Class A, Class C, Class R5 and Select Class Shares respectively, The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

***	Prior to November 1, 2016, the contractual expense limitation for Equity Focus Fund was 1.25%, 1.75% and 1.00% for Class A, Class C and Select Class Shares respectively, The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.
****

The contractual expense percentages in the table above are in place until at least October 31, 2018. For Class R2 Shares of Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund, the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.30%, 1.20% and 1.19% of the Fund’s average daily net assets, respectively during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016, the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Funds to the extent that total annual operating expenses for Class R2 Shares of these Funds exceeded 1.30%, 1.20% and 1.19%, respectively. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$739	$492	$782	$2,013	$75
Dynamic Growth Fund	68	45	76	189	—
Equity Focus Fund	74	34	1	109	—
Equity Income Fund	14	—	1,436	1,450	—
Growth and Income Fund	56	37	106	199	—	(a)
Hedged Equity Fund	124	83	68	275	—	(a)
Large Cap Growth Fund	17	—	5,819	5,836	12
Large Cap Value Fund	1	—	116	117	1
U.S. Equity Fund	15	—	3,712	3,727	57

(a)	Amount rounds to less than 500.

Voluntary Waivers
Shareholder Servicing
Large Cap Growth Fund	$29
Large Cap Value Fund	1
U.S. Equity Fund	25

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 were as follows (amounts in thousands):

Disciplined Equity Fund	$68
Dynamic Growth Fund	2
Equity Focus Fund	4
Equity Income Fund	247
Growth and Income Fund	6
Hedged Equity Fund	3
Large Cap Growth Fund	128
Large Cap Value Fund	10
U.S. Equity Fund	96

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

During the six months ended December 31, 2016, Disciplined Equity Fund, Hedged Equity Fund, Large Cap Growth Fund and U.S. Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Disciplined Equity Fund	$—(a)
Dynamic Growth Fund	—(a)
Equity Focus Fund	—(a)
Hedged Equity Fund	—(a)
Large Cap Growth Fund	—(a)
Large Cap Value Fund	—(a)
U.S. Equity Fund	1

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$1,860,988	$2,944,005
Dynamic Growth Fund	97,476	105,196
Equity Focus Fund	33,781	48,301
Equity Income Fund	2,213,751	1,088,878
Growth and Income Fund	95,215	105,426
Hedged Equity Fund	104,648	46,568
Large Cap Growth Fund	2,015,151	4,391,351
Large Cap Value Fund	537,625	579,393
U.S. Equity Fund	4,803,007	5,853,323

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$6,608,267	$1,325,016	$101,647	$1,223,369
Dynamic Growth Fund	259,595	82,681	4,538	78,143
Equity Focus Fund	125,049	24,717	1,474	23,243
Equity Income Fund	10,899,524	2,946,385	90,449	2,855,936
Growth and Income Fund	361,898	171,142	5,203	165,939
Hedged Equity Fund	287,612	46,125	3,285	42,840
Large Cap Growth Fund	8,341,873	3,754,268	109,445	3,644,823
Large Cap Value Fund	668,066	150,551	3,670	146,881
U.S. Equity Fund	8,993,336	3,463,184	59,598	3,403,586

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

At June 30, 2016, the following Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2017
Large Cap Value Fund	$1,637

At June 30, 2016, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Disciplined Equity Fund	$130,031	$—
Hedged Equity Fund	5,312	7,993

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016. Average borrowings from the Facility for the six months ended December 31, 2016, were as follows (amounts in thousands).

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Growth Fund	$19,026	0.49%	2	$1

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2016. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Focus Fund	$500	1.53%	1	$—	(a)

(a)	Amount rounds to less than 500.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, J.P. Morgan Access Funds, Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	67.0%
Dynamic Growth Fund	n/a	66.3%	n/a
Equity Focus Fund	26.3%	n/a	n/a
Large Cap Value Fund	n/a	72.2	n/a
U.S. Equity Fund	n/a	10.4	18.2

As of December 31, 2016, the Funds had omnibus accounts which represented the following percentage of each Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Disciplined Equity Fund	1	11.0%	—	n/a
Dynamic Growth Fund	3	58.0	1	13.5%
Equity Focus Fund	4	95.1	—	n/a
Growth and Income Fund	1	23.5	—	n/a
Hedged Equity Fund	—	n/a	4	70.1
Large Cap Value Fund	3	67.0	—	n/a
U.S. Equity Fund	1	14.1	—	n/a

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016 and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,087.30	$4.05	0.77%
Hypothetical*	1,000.00	1,021.32	3.92	0.77
Class L (formerly Institutional Class)
Actual*	1,000.00	1,089.10	2.26	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Class R6
Actual*	1,000.00	1,089.70	1.63	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31
Select Class
Actual*	1,000.00	1,088.90	2.74	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

Dynamic Growth Fund
Class A
Actual*	1,000.00	1,076.10	6.12	1.17
Hypothetical*	1,000.00	1,019.31	5.96	1.17
Class C
Actual*	1,000.00	1,073.40	8.73	1.67
Hypothetical*	1,000.00	1,016.79	8.49	1.67
Class R5
Actual*	1,000.00	1,078.80	3.77	0.72
Hypothetical*	1,000.00	1,021.58	3.67	0.72
Select Class
Actual*	1,000.00	1,077.70	4.82	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual*	$1,000.00	$1,118.90	$6.46	1.21%
Hypothetical*	1,000.00	1,019.11	6.16	1.21
Class C
Actual*	1,000.00	1,116.10	9.07	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Select Class
Actual*	1,000.00	1,120.40	5.13	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96

Equity Income Fund
Class A
Actual*	1,000.00	1,084.00	5.41	1.03
Hypothetical*	1,000.00	1,020.01	5.24	1.03
Class C
Actual*	1,000.00	1,080.90	8.02	1.53
Hypothetical*	1,000.00	1,017.49	7.78	1.53
Class R2
Actual*	1,000.00	1,082.50	6.72	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Class R3
Actual**	1,000.00	1,076.80	3.22	1.02
Hypothetical*	1,000.00	1,020.06	5.19	1.02
Class R4
Actual**	1,000.00	1,077.60	2.43	0.77
Hypothetical*	1,000.00	1,021.32	3.92	0.77
Class R5
Actual*	1,000.00	1,086.30	3.05	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R6
Actual*	1,000.00	1,086.90	2.58	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Select Class
Actual*	1,000.00	1,084.50	4.10	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78

Growth and Income Fund
Class A
Actual*	1,000.00	1,117.00	5.50	1.03
Hypothetical*	1,000.00	1,020.01	5.24	1.03
Class C
Actual*	1,000.00	1,114.20	8.15	1.53
Hypothetical*	1,000.00	1,017.49	7.78	1.53
Class R2
Actual*	1,000.00	1,115.70	6.83	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Class R5
Actual*	1,000.00	1,119.70	3.15	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R6
Actual*	1,000.00	1,120.00	2.78	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Select Class
Actual*	1,000.00	1,118.30	4.22	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	105

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual*	$1,000.00	$1,072.60	$4.39	0.84%
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class C
Actual*	1,000.00	1,070.30	6.99	1.34
Hypothetical*	1,000.00	1,018.45	6.82	1.34
Class R5
Actual*	1,000.00	1,075.30	2.09	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40
Class R6
Actual*	1,000.00	1,075.60	1.83	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Select Class
Actual*	1,000.00	1,074.50	3.14	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,053.80	5.44	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Class C
Actual*	1,000.00	1,050.90	8.01	1.55
Hypothetical*	1,000.00	1,017.39	7.88	1.55
Class R2
Actual*	1,000.00	1,052.40	6.73	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R3
Actual**	1,000.00	1,026.00	3.39	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class R4
Actual**	1,000.00	1,026.60	2.62	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R5
Actual*	1,000.00	1,055.40	3.63	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class R6
Actual*	1,000.00	1,055.80	3.11	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Select Class
Actual*	1,000.00	1,054.50	4.66	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Large Cap Value Fund
Class A
Actual*	1,000.00	1,211.00	5.13	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class C
Actual*	1,000.00	1,207.20	8.01	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class R2
Actual*	1,000.00	1,209.90	6.63	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R5
Actual*	1,000.00	1,212.60	3.23	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Large Cap Value Fund (continued)
Class R6
Actual*	$1,000.00	$1,213.40	$2.85	0.51%
Hypothetical*	1,000.00	1,022.63	2.60	0.51
Select Class
Actual*	1,000.00	1,211.70	4.40	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

U.S. Equity Fund
Class A
Actual*	1,000.00	1,101.00	4.98	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	1,098.90	7.62	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class L (formerly Institutional Class)
Actual*	1,000.00	1,103.20	3.23	0.61
Hypothetical*	1,000.00	1,022.13	3.11	0.61
Class R2
Actual*	1,000.00	1,100.50	6.30	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R3
Actual**	1,000.00	1,073.70	3.22	1.02
Hypothetical*	1,000.00	1,020.06	5.19	1.02
Class R4
Actual**	1,000.00	1,074.30	2.43	0.77
Hypothetical*	1,000.00	1,021.32	3.92	0.77
Class R5
Actual*	1,000.00	1,102.70	2.97	0.56
Hypothetical*	1,000.00	1,022.38	2.85	0.56
Class R6
Actual*	1,000.00	1,103.70	2.65	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50
Select Class
Actual*	1,000.00	1,102.50	4.03	0.76
Hypothetical*	1,000.00	1,021.37	3.87	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period). Commencement of operations was September 9, 2016.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Growth and Income Fund, and Hedged Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance for Class A shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fourth, second and second quintiles for the one-, three-, and five-year periods ended December 31, 2015, respectively, based upon both the Peer Group and Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance for Class A shares was in the first, second and third quintiles for the one-, three-, and five-year periods ended December 31, 2015, respectively, based upon both the Peer Group and Universe. The Trustees noted that the performance for Select Class shares was in the first, first, and second quintiles based upon the Peer Group, and in the first, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the second quintile for both the one- and three-year periods ended December 31, 2015 based upon both the Peer Group and Universe. The Trustees noted that the performance for Select Class shares was in the third and second quintiles for the one- and three-year periods ended December 31, 2015, respectively, based upon the Peer Group, and in the second quintile for both the one- and three-year periods ended December 31, 2015 based upon the Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, first and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance for Class A shares was in the fourth, fourth and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015,

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

respectively. The Trustees noted that the performance for Select Class shares was in the fourth, second and first quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the fifth and third quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the first, third and third quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance for Class A and Select Class shares was in the first, first, and second quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third, first, and first quintiles based upon the Peer Group, and in the second, first, and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fourth, first and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile based upon both the Peer Groups and Universe. The Trustees also noted that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expense for Class A shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction in the contractual advisory fee from 0.65% to 0.60% and a reduction in the expense caps for certain share classes effective November 1, 2016, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that both the net advisory fee and actual total expenses for Select Class shares were in the first and second quintiles, based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively, and in the third quintile for Select Class shares based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-LCE-1216

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2016 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large-cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the Russell MidCap Index returned 7.87% and the Russell 3000 Index returned 8.79%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.20%
Russell 3000 Growth Index	6.18%

Net Assets as of 12/31/2016 (In Thousands)	$6,101,660

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials sector and its underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Acadia Healthcare Co., its underweight position in Apple Inc. and its allocation to Bristol-Myers Squibb Co. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers, fell after the company forecast lower-than-expected earnings and revenue. Shares of Apple, a maker of computers and mobile devices, rose amid the broader trend of increased investment in U.S. equities during the reporting period. Shares of Bristol Myers Squibb, a drug maker, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments.

Leading individual contributors to relative performance included the Fund’s overweight positions in Charles Schwab Co., East West Bancorp Inc. and Arista Networks Inc.

Shares of Charles Schwab, a discount securities brokerage, and East West Bancorp, a California regional bank, rose amid an increase in U.S. interest rates. Shares of Arista Networks, a maker of data network equipment, rose after the company reported earnings growth and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.3%
2.	Facebook, Inc., Class A	4.3
3.	Amazon.com, Inc.	3.9
4.	UnitedHealth Group, Inc.	3.0
5.	Waste Connections, Inc., (Canada)	2.6
6.	Microsoft Corp.	2.6
7.	Apple, Inc.	2.4
8.	Mohawk Industries, Inc.	2.3
9.	Electronic Arts, Inc.	1.9
10.	Visa, Inc., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	38.1%
Consumer Discretionary	16.6
Industrials	14.2
Health Care	14.1
Financials	8.0
Consumer Staples	2.2
Energy	2.2
Materials	1.8
Real Estate	1.0
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		(0.33)%	(4.23)%	13.76%	8.44%
Without Sales Charge		5.20	1.07	14.99	9.02
CLASS C SHARES	May 1, 2006
With CDSC***		3.96	(0.41)	14.42	8.46
Without CDSC		4.96	0.59	14.42	8.46
CLASS R5 SHARES	January 8, 2009	5.41	1.41	15.43	9.44
CLASS R6 SHARES	December 23, 2013	5.47	1.54	15.50	9.47
SELECT CLASS SHARES	May 1, 2006	5.36	1.30	15.20	9.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013 and Select Class Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.56%
Russell Midcap Index	7.87%

Net Assets as of 12/31/2016 (In Thousands)	$2,608,317

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s overweight position and security selection in the health care sector and its underweight position and security selection in the energy sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the financial sector and its underweight position in the utilities sectors were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Co., EQT Corp. and Dollar General Corp. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers, fell after the company forecast lower-than-expected earnings and revenue. Shares of EQT, a natural gas producer, fell after the company forecast higher-than-expected capital expenditures and lower product volumes for 2017. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected sales.

Leading individual contributors to relative performance included the Fund’s overweight positions in TD Ameritrade Holdings Co., Hilton Worldwide Holdings Inc. and Fifth Third Bancorp. Shares of both TD Ameritrade, a discount securities brokerage, and Fifth Third Bancorp, an Ohio regional bank, rose amid an increase in U.S. interest rates. Shares of Hilton Worldwide, a hotels and resorts operator, rose after management reaffirmed its forecast for revenue growth and on better-than-expected revenue per available room.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.2%
2.	Hilton Worldwide Holdings, Inc.	1.8
3.	Amphenol Corp., Class A	1.5
4.	Waste Connections, Inc., (Canada)	1.3
5.	Electronic Arts, Inc.	1.3
6.	NVIDIA Corp.	1.2
7.	Energen Corp.	1.1
8.	Humana, Inc.	1.1
9.	Carlisle Cos., Inc.	1.1
10.	Fortune Brands Home & Security, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.2%
Consumer Discretionary	17.9
Financials	15.7
Industrials	13.2
Health Care	9.5
Real Estate	5.6
Consumer Staples	4.7
Utilities	4.5
Energy	4.0
Materials	3.3
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		(0.17)%	1.38%	12.77%	7.17%
Without Sales Charge		5.36	6.98	14.00	7.75
CLASS C SHARES	November 2, 2009
With CDSC***		4.11	5.46	13.43	7.36
Without CDSC		5.11	6.46	13.43	7.36
CLASS R2 SHARES	March 14, 2014	5.25	6.72	13.84	7.67
CLASS R5 SHARES	March 14, 2014	5.63	7.48	14.47	8.05
CLASS R6 SHARES	March 14, 2014	5.63	7.54	14.50	8.06
SELECT CLASS SHARES	January 1, 1997	5.56	7.36	14.40	8.02

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Multi-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.70%
Russell Midcap Growth Index .	5.07%

Net Assets as of 12/31/2016 (In Thousands) .	$2,717,536

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its overweight position in the technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Co., Dollar General Corp. and Inovalon Holdings Inc. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers, fell after the company forecast lower-than-expected earnings and revenue. Shares of Dollar General, a discount retail chain, fell following weaker-than-expected sales. Shares of Inovalon Holdings, a cloud computing technology provider, fell after the company reduced its forecast for earnings and sales.

Leading individual contributors to relative performance included the Fund’s overweight positions in TD Ameritrade Holdings Co., East West Bancorp Inc. and Cavium Inc.

Shares of both TD Ameritrade, a discount securities brokerage, and East West Bancorp, a California regional bank, rose amid an increase in U.S. interest rates. Shares of Cavium, a semiconductor manufacturer, rose after the company posted better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.8%
2.	Electronic Arts, Inc.	2.7
3.	Waste Connections, Inc., (Canada)	2.7
4.	NVIDIA Corp.	2.4
5.	Hilton Worldwide Holdings, Inc.	2.3
6.	Vantiv, Inc., Class A	2.2
7.	Ross Stores, Inc.	1.9
8.	O’Reilly Automotive, Inc.	1.9
9.	Amphenol Corp., Class A	1.8
10.	Acuity Brands, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.0%
Consumer Discretionary	19.0
Industrials	18.0
Health Care	14.8
Financials	9.5
Consumer Staples	3.0
Materials	2.6
Energy	2.4
Real Estate	1.4
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(1.89)%	(5.37)%	11.98%	6.83%
Without Sales Charge		3.55	(0.12)	13.19	7.41
CLASS C SHARES	November 4, 1997
With CDSC***		2.27	(1.60)	12.63	6.83
Without CDSC		3.27	(0.60)	12.63	6.83
CLASS R2 SHARES	June 19, 2009	3.47	(0.26)	13.02	7.24
CLASS R3 SHARES	September 9, 2016	3.57	(0.10)	13.20	7.41
CLASS R4 SHARES	September 9, 2016	3.69	0.15	13.48	7.68
CLASS R5 SHARES	November 1, 2011	3.75	0.33	13.70	7.80
CLASS R6 SHARES	November 1, 2011	3.77	0.37	13.76	7.83
SELECT CLASS SHARES	March 2, 1989	3.70	0.19	13.54	7.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)* (1)	7.59%
Russell Midcap Value Index	10.22%

Net Assets as of 12/31/2016 (In Thousands) .	$17,139,226

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the industrials sector and its overweight position and security selection in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s underweight positions in both the real estate and utilities sectors were a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Marsh & McLennan Cos. and Newell Brands Inc. (formerly named Newell Rubbermaid Inc.) Shares of EQT, a natural gas producer, fell after the company forecast higher-than-expected capital expenditures and lower product volumes for 2017. Shares of Marsh & McLennan, an insurance and risk consulting company that was not held in the Benchmark, underperformed the broader financials sector during the reporting period. Shares of Newell Rubbermaid, a household products maker that was not held in the Benchmark, fell following mixed quarterly financial results and investor concerns about the company’s divestiture of assets.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kohl’s Corp., Citizens Financial Group Inc. and Fifth Third Bancorp. Shares of Kohl’s, a discount apparel retailer, rose on better-than-expected earnings and strong revenue from back-to-school sales. Shares of both Fifth Third Bancorp, a regional bank based in Ohio, and Citizens Financial, a regional bank based in Rhode Island, rose amid an increase in U.S. interest rates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.2%
2.	EQT Corp.	2.0
3.	Loews Corp.	1.9
4.	M&T Bank Corp.	1.7
5.	Mohawk Industries, Inc.	1.7
6.	Fifth Third Bancorp	1.5
7.	SunTrust Banks, Inc.	1.4
8.	Arrow Electronics, Inc.	1.4
9.	WestRock Co.	1.4
10.	Xcel Energy, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.2%
Consumer Discretionary	16.9
Information Technology	9.7
Real Estate	9.5
Utilities	8.8
Industrials	8.5
Consumer Staples	6.4
Energy	5.2
Health Care	4.3
Materials	4.0
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		1.70%	8.06%	13.63%	7.40%
Without Sales Charge		7.33	14.06	14.87	7.99
CLASS C SHARES	April 30, 2001
With CDSC***		6.04	12.48	14.28	7.44
Without CDSC		7.04	13.48	14.28	7.44
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	November 13, 1997	7.59	14.62	15.43	8.52
CLASS R2 SHARES	November 3, 2008	7.15	13.75	14.57	7.75
CLASS R3 SHARES	September 9, 2016	7.32	14.05	14.86	7.98
CLASS R4 SHARES	September 9, 2016	7.45	14.35	15.15	8.25
CLASS R5 SHARES	September 9, 2016	7.57	14.60	15.43	8.51
CLASS R6 SHARES	September 9, 2016	7.58	14.61	15.43	8.51
SELECT CLASS SHARES	October 31, 2001	7.47	14.37	15.15	8.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R4 Shares would have been different because Class R4 Shares have different expenses than Select Class Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.68%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.18%

Net Assets as of 12/31/16 (In Thousands)	$168,681

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2016. U.S. equity securities, which were not included in the Benchmark, generally outperformed U.S. Treasury bonds during the reporting period. The Fund’s security selection in the industrials and information technology sectors helped the Fund’s performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and telecom services sectors detracted from relative performance.

Leading individual contributors to Fund returns included its long positions in Steel Dynamics Inc. and NCR Corp., and its short position in Acadia Healthcare Co. Shares of Steel Dynamics, a steel making and metal recycling company, rose amid investor expectations that the domestic steel sector would benefit from the policies of the incoming Trump administration. Shares of NCR, a maker of automatic teller machines and other transaction technology, rose on an improved business environment for its financial services clients. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers, fell after the company forecast lower-than-expected earnings and revenue.

Leading individual detractors from Fund returns included its short positions in Micron Technology, NetSuite, and Cavium Inc. Shares of Micron Technology, a semiconductor manufacturer, rose after the company posted better-than-expected earnings and raised its forecast for 2017 results. Shares of NetSuite, a provider of cloud-computing services, rose following news of a $9.3 billion acquisition offer from Oracle Corp. Shares of Cavium, a maker of semiconductors for the telecommunications sector, rose on better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	NCR Corp.	1.2%
2.	QUALCOMM, Inc.	1.0
3.	Lam Research Corp.	1.0
4.	Hologic, Inc.	1.0
5.	eBay, Inc.	1.0
6.	Microsoft Corp.	1.0
7.	Western Union Co. (The)	1.0
8.	Humana, Inc.	1.0
9.	Steel Dynamics, Inc.	1.0
10.	Allison Transmission Holdings, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Chevron Corp.	1.6%
2.	People’s United Financial, Inc.	1.6
3.	National Instruments Corp.	1.3
4.	CDW Corp.	1.3
5.	Microsemi Corp.	1.3
6.	Tesla Motors, Inc.	1.2
7.	Zoetis, Inc.	1.2
8.	Dominion Resources, Inc.	1.2
9.	AMERCO	1.2
10.	Amphenol Corp., Class A	1.2

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.0%
Consumer Discretionary	14.5
Industrials	13.3
Health Care	11.5
Consumer Staples	5.7
Materials	4.3
Energy	3.7
Utilities	3.6
Financials	2.8
Real Estate	2.0
Telecommunication Services	0.9
Short-Term Investment	13.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	28.9%
Consumer Discretionary	18.5
Industrials	17.2
Health Care	11.3
Materials	5.7
Consumer Staples	5.3
Financials	3.5
Energy	3.3
Utilities	2.7
Real Estate	2.1
Telecommunication Services	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge**		(3.83)%	(6.51)%	(0.04)%	(0.87)%
Without Sales Charge		1.52	(1.37)	1.05	(0.33)
CLASS C SHARES	May 23, 2003
With CDSC***		0.29	(2.98)	0.47	(0.99)
Without CDSC		1.29	(1.98)	0.47	(0.99)
SELECT CLASS SHARES	May 23, 2003	1.68	(1.15)	1.29	(0.08)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)* (1)	13.25%
Russell 3000 Value Index	11.40%

Net Assets as of 12/31/2016 (In Thousands) .	$10,667,718

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s overweight position and security selection in the financials sector and its security selection and underweight position in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the utilities sector and its security selection and underweight position in the industrials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Berkshire Hathaway Inc. and its overweight positions in Citizens Financial Group Inc. and Delta Air Lines Inc. Shares of Berkshire Hathaway, a diversified holding company that was not held in the Fund, underperformed the broader financials sector during the reporting period. Shares of Citizens Financial, a regional bank based in Rhode Island, rose on investor expectations for increased earnings. Shares of Delta Air Lines rose on better-than-expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Loews Corp. and Treehouse Foods Inc. and its underweight position in J.P.Morgan Chase & Co. Shares of Loews, a diversified holding company, underperformed the broader financials sector during the reporting period. Shares of Treehouse Foods, a packaged foods company, fell amid management changes and after the company reported lower-than-expected earnings and reduced its earnings forecast. Shares of J.P.Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on investor expectations of an improved operating environment for large banks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	Bank of America Corp.	2.6
3.	Pfizer, Inc.	2.4
4.	Exxon Mobil Corp.	2.3
5.	Capital One Financial Corp.	2.3
6.	Loews Corp.	2.1
7.	American International Group, Inc.	1.7
8.	Delta Air Lines, Inc.	1.6
9.	Johnson & Johnson	1.6
10.	PNC Financial Services Group, Inc. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.4%
Consumer Discretionary	15.1
Health Care	9.0
Energy	7.2
Information Technology	7.0
Industrials	6.2
Consumer Staples	5.9
Utilities	5.8
Real Estate	4.5
Materials	3.8
Telecommunication Services	1.4
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		7.05%	10.38%	13.15%	7.25%
Without Sales Charge		12.98	16.49	14.38	7.82
CLASS C SHARES	February 28, 2005
With CDSC***		11.68	14.86	13.80	7.28
Without CDSC		12.68	15.86	13.80	7.28
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	February 28, 2005	13.25	17.03	14.95	8.37
CLASS R3 SHARES	September 9, 2016	12.95	16.46	14.37	7.82
CLASS R4 SHARES	September 9, 2016	13.12	16.73	14.66	8.10
CLASS R5 SHARES	September 9, 2016	13.25	17.03	14.95	8.37
CLASS R6 SHARES	September 9, 2016	13.27	17.05	14.96	8.37
SELECT CLASS SHARES	February 28, 2005	13.12	16.73	14.66	8.10

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R4 Shares would have been different because Class R4 Shares have different expenses than Select Class Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 16.6%
	Automobiles — 0.6%
167	Tesla Motors, Inc. (a)	35,750

	Distributors — 0.9%
1,753	LKQ Corp. (a)	53,714

	Hotels, Restaurants & Leisure — 3.5%
3,354	Hilton Worldwide Holdings, Inc.	91,215
1,245	Norwegian Cruise Line Holdings Ltd. (a)	52,958
1,297	Starbucks Corp.	72,010

		216,183

	Household Durables — 2.3%
687	Mohawk Industries, Inc. (a)	137,240

	Internet & Direct Marketing Retail — 7.0%
318	Amazon.com, Inc. (a)	238,309
481	Netflix, Inc. (a)	59,572
67	Priceline Group, Inc. (The) (a)	98,666
865	Wayfair, Inc., Class A (a)	30,308

		426,855

	Multiline Retail — 1.7%
881	Dollar General Corp.	65,234
821	Nordstrom, Inc.	39,331

		104,565

	Specialty Retail — 0.6%
146	Ulta Salon Cosmetics & Fragrance, Inc. (a)	37,119

	Total Consumer Discretionary	1,011,426

	Consumer Staples — 2.2%
	Beverages — 0.6%
843	Monster Beverage Corp. (a)	37,374

	Food & Staples Retailing — 1.0%
318	Casey’s General Stores, Inc.	37,745
1,157	Sprouts Farmers Market, Inc. (a)	21,894

		59,639

	Food Products — 0.6%
634	Tyson Foods, Inc., Class A	39,105

	Total Consumer Staples	136,118

	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
653	Concho Resources, Inc. (a)	86,548
488	EOG Resources, Inc.	49,317

	Total Energy	135,865

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 8.0%
	Banks — 2.2%
1,204	East West Bancorp, Inc.	61,184
494	Signature Bank (a)	74,199

		135,383

	Capital Markets — 5.8%
408	Affiliated Managers Group, Inc. (a)	59,224
152	BlackRock, Inc.	57,652
2,353	Charles Schwab Corp. (The)	92,861
849	Lazard Ltd., Class A	34,898
640	Nasdaq, Inc.	42,923
592	S&P Global, Inc.	63,664

		351,222

	Total Financials	486,605

	Health Care — 14.0%
	Biotechnology — 5.4%
151	Biogen, Inc. (a)	42,679
591	Celgene Corp. (a)	68,431
1,318	Gilead Sciences, Inc.	94,375
224	Intercept Pharmaceuticals, Inc. (a)	24,348
782	Kite Pharma, Inc. (a)	35,047
454	Spark Therapeutics, Inc. (a)	22,635
586	Vertex Pharmaceuticals, Inc. (a)	43,163

		330,678

	Health Care Equipment & Supplies — 0.2%
1,507	Novadaq Technologies, Inc., (Canada) (a)	10,686

	Health Care Providers & Services — 5.7%
2,140	Acadia Healthcare Co., Inc. (a)	70,837
413	Aetna, Inc.	51,241
225	Humana, Inc.	45,825
1,144	UnitedHealth Group, Inc.	183,070

		350,973

	Health Care Technology — 0.5%
717	Veeva Systems, Inc., Class A (a)	29,174

	Life Sciences Tools & Services — 0.7%
347	Illumina, Inc. (a)	44,481

	Pharmaceuticals — 1.5%
671	Eli Lilly & Co.	49,315
1,016	Revance Therapeutics, Inc. (a)	21,036
3,524	TherapeuticsMD, Inc. (a)	20,335

		90,686

	Total Health Care	856,678

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 14.2%
	Airlines — 1.4%
1,640	Southwest Airlines Co.	81,733

	Building Products — 2.4%
1,134	Fortune Brands Home & Security, Inc.	60,613
573	Lennox International, Inc.	87,766

		148,379

	Commercial Services & Supplies — 2.6%
2,013	Waste Connections, Inc., (Canada)	158,170

	Electrical Equipment — 1.4%
378	Acuity Brands, Inc.	87,288

	Industrial Conglomerates — 0.9%
487	Carlisle Cos., Inc.	53,678

	Machinery — 2.8%
297	Middleby Corp. (The) (a)	38,256
664	Stanley Black & Decker, Inc.	76,154
542	WABCO Holdings, Inc. (a)	57,576

		171,986

	Professional Services — 0.8%
398	Equifax, Inc.	47,032

	Road & Rail — 0.8%
576	Old Dominion Freight Line, Inc. (a)	49,394

	Trading Companies & Distributors — 1.1%
1,598	HD Supply Holdings, Inc. (a)	67,910

	Total Industrials	865,570

	Information Technology — 38.0%
	Communications Equipment — 2.3%
441	Arista Networks, Inc. (a)	42,671
585	Harris Corp.	59,955
294	Palo Alto Networks, Inc. (a)	36,802

		139,428

	Electronic Equipment, Instruments & Components — 2.3%
1,146	Amphenol Corp., Class A	76,998
2,615	Corning, Inc.	63,466

		140,464

	Internet Software & Services — 12.3%
500	Alphabet, Inc., Class C (a)	385,836
184	CoStar Group, Inc. (a)	34,757
2,282	Facebook, Inc., Class A (a)	262,498
1,983	GoDaddy, Inc., Class A (a)	69,313

		752,404

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 6.0%
1,011	Mastercard, Inc., Class A	104,407
1,769	PayPal Holdings, Inc. (a)	69,826
1,426	Vantiv, Inc., Class A (a)	85,000
1,388	Visa, Inc., Class A	108,268

		367,501

	Semiconductors & Semiconductor Equipment — 4.4%
1,431	Applied Materials, Inc.	46,169
470	Broadcom Ltd., (Singapore)	83,047
409	Lam Research Corp.	43,275
483	NVIDIA Corp.	51,598
464	NXP Semiconductors NV, (Netherlands) (a)	45,496

		269,585

	Software — 8.3%
595	Adobe Systems, Inc. (a)	61,266
1,463	Electronic Arts, Inc. (a)	115,210
583	Guidewire Software, Inc. (a)	28,764
2,515	Microsoft Corp.	156,276
684	salesforce.com, Inc. (a)	46,799
696	ServiceNow, Inc. (a)	51,704
864	Splunk, Inc. (a)	44,173

		504,192

	Technology Hardware, Storage & Peripherals — 2.4%
1,271	Apple, Inc.	147,190

	Total Information Technology	2,320,764

	Materials — 1.8%
	Construction Materials — 1.8%
638	Eagle Materials, Inc.	62,853
352	Vulcan Materials Co.	44,015

	Total Materials	106,868

	Real Estate — 1.0%
	Real Estate Management & Development — 1.0%
1,999	CBRE Group, Inc., Class A (a)	62,958

	Total Common Stocks (Cost $4,527,223)	5,982,852

Short-Term Investment — 1.8%
	Investment Company — 1.8%
108,763	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $108,763)	108,763
	Total Investments — 99.8% (Cost $4,635,986)	6,091,615
	Other Assets in Excess of Liabilities — 0.2%	10,045

	NET ASSETS — 100.0%	$6,101,660

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 17.9%
	Auto Components — 0.4%
291	BorgWarner, Inc.	11,467

	Automobiles — 0.2%
30	Tesla Motors, Inc. (a)	6,304

	Distributors — 1.0%
121	Genuine Parts Co.	11,592
507	LKQ Corp. (a)	15,527

		27,119

	Hotels, Restaurants & Leisure — 2.9%
341	Aramark	12,195
1,710	Hilton Worldwide Holdings, Inc.	46,522
49	Marriott International, Inc., Class A	4,054
272	Norwegian Cruise Line Holdings Ltd. (a)	11,572

		74,343

	Household Durables — 3.2%
156	Lennar Corp., Class A	6,706
293	Mohawk Industries, Inc. (a)	58,529
377	Newell Brands, Inc.	16,847

		82,082

	Internet & Direct Marketing Retail — 1.2%
152	Expedia, Inc.	17,179
57	Netflix, Inc. (a)	7,007
186	Wayfair, Inc., Class A (a)	6,506

		30,692

	Media — 1.1%
166	CBS Corp. (Non-Voting), Class B	10,534
241	DISH Network Corp., Class A (a)	13,938
232	TEGNA, Inc.	4,967

		29,439

	Multiline Retail — 2.2%
297	Dollar General Corp.	21,962
271	Kohl’s Corp.	13,374
439	Nordstrom, Inc.	21,032

		56,368

	Specialty Retail — 4.4%
16	AutoZone, Inc. (a)	12,638
231	Bed Bath & Beyond, Inc.	9,368
204	Best Buy Co., Inc.	8,692
400	Gap, Inc. (The)	8,979
87	O’Reilly Automotive, Inc. (a)	24,277
372	Ross Stores, Inc.	24,377
168	Tiffany & Co.	12,991

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
54	Ulta Salon Cosmetics & Fragrance, Inc. (a)	13,741

		115,063

	Textiles, Apparel & Luxury Goods — 1.3%
466	Gildan Activewear, Inc., (Canada)	11,814
121	PVH Corp.	10,953
56	Ralph Lauren Corp.	5,099
118	VF Corp.	6,301

		34,167

	Total Consumer Discretionary	467,044

	Consumer Staples — 4.7%
	Beverages — 1.3%
75	Constellation Brands, Inc., Class A	11,451
173	Dr Pepper Snapple Group, Inc.	15,725
146	Monster Beverage Corp. (a)	6,487

		33,663

	Food & Staples Retailing — 1.6%
115	Casey’s General Stores, Inc.	13,671
497	Kroger Co. (The)	17,140
475	Rite Aid Corp. (a)	3,913
329	Sprouts Farmers Market, Inc. (a)	6,225

		40,949

	Food Products — 0.8%
116	TreeHouse Foods, Inc. (a)	8,346
194	Tyson Foods, Inc., Class A	11,947

		20,293

	Household Products — 0.2%
122	Energizer Holdings, Inc.	5,456

	Personal Products — 0.8%
598	Coty, Inc., Class A	10,941
144	Edgewell Personal Care Co. (a)	10,519

		21,460

	Total Consumer Staples	121,821

	Energy — 3.9%
	Oil, Gas & Consumable Fuels — 3.9%
160	Concho Resources, Inc. (a)	21,242
503	Energen Corp. (a)	29,025
405	EQT Corp.	26,499
434	PBF Energy, Inc., Class A	12,103
282	Range Resources Corp.	9,686
380	Southwestern Energy Co. (a)	4,109

	Total Energy	102,664

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Financials — 15.3%
	Banks — 5.4%
420	Citizens Financial Group, Inc.	14,975
310	East West Bancorp, Inc.	15,747
725	Fifth Third Bancorp	19,564
141	First Republic Bank	13,034
752	Huntington Bancshares, Inc.	9,939
312	Investors Bancorp, Inc.	4,353
146	M&T Bank Corp.	22,834
117	Signature Bank (a)	17,558
345	SunTrust Banks, Inc.	18,917
128	Zions Bancorp	5,513

		142,434

	Capital Markets — 5.4%
125	Affiliated Managers Group, Inc. (a)	18,133
75	Ameriprise Financial, Inc.	8,284
414	Invesco Ltd.	12,554
257	Lazard Ltd., Class A	10,540
191	Nasdaq, Inc.	12,840
160	Northern Trust Corp.	14,230
179	Raymond James Financial, Inc.	12,387
144	S&P Global, Inc.	15,496
186	T Rowe Price Group, Inc.	14,021
501	TD Ameritrade Holding Corp.	21,848

		140,333

	Consumer Finance — 0.4%
501	Ally Financial, Inc.	9,528

	Insurance — 4.1%
13	Alleghany Corp. (a)	7,769
51	Chubb Ltd.	6,680
352	Hartford Financial Services Group, Inc. (The)	16,789
531	Loews Corp.	24,861
216	Marsh & McLennan Cos., Inc.	14,587
184	Progressive Corp. (The)	6,545
225	Unum Group	9,905
87	WR Berkley Corp.	5,808
400	XL Group Ltd., (Ireland)	14,894

		107,838

	Total Financials	400,133

	Health Care — 9.5%
	Biotechnology — 1.9%
184	ACADIA Pharmaceuticals, Inc. (a)	5,304
174	BioMarin Pharmaceutical, Inc. (a)	14,389

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
74	Incyte Corp. (a)	7,460
64	Intercept Pharmaceuticals, Inc. (a)	6,921
168	Kite Pharma, Inc. (a)	7,551
100	Vertex Pharmaceuticals, Inc. (a)	7,367

		48,992

	Health Care Equipment & Supplies — 1.1%
255	DENTSPLY SIRONA, Inc.	14,729
73	Edwards Lifesciences Corp. (a)	6,807
13	Intuitive Surgical, Inc. (a)	7,991

		29,527

	Health Care Providers & Services — 4.5%
458	Acadia Healthcare Co., Inc. (a)	15,173
142	AmerisourceBergen Corp.	11,091
173	Centene Corp. (a)	9,776
79	Cigna Corp.	10,514
178	Envision Healthcare Corp. (a)	11,284
74	Henry Schein, Inc. (a)	11,295
140	Humana, Inc.	28,537
337	Premier, Inc., Class A (a)	10,231
83	Universal Health Services, Inc., Class B	8,808

		116,709

	Health Care Technology — 0.3%
193	Veeva Systems, Inc., Class A (a)	7,839

	Life Sciences Tools & Services — 1.0%
131	Illumina, Inc. (a)	16,796
332	Patheon NV (a)	9,535

		26,331

	Pharmaceuticals — 0.7%
480	Horizon Pharma plc (a)	7,761
86	Jazz Pharmaceuticals plc (a)	9,366

		17,127

	Total Health Care	246,525

	Industrials — 13.2%
	Aerospace & Defense — 0.3%
116	HEICO Corp., Class A	7,890

	Airlines — 0.7%
373	Southwest Airlines Co.	18,590

	Building Products — 1.9%
526	Fortune Brands Home & Security, Inc.	28,142
138	Lennox International, Inc.	21,122

		49,264

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Commercial Services & Supplies — 1.3%
439	Waste Connections, Inc., (Canada)	34,517

	Electrical Equipment — 2.2%
99	Acuity Brands, Inc.	22,878
290	AMETEK, Inc.	14,081
120	Hubbell, Inc.	14,004
94	Regal Beloit Corp.	6,477

		57,440

	Industrial Conglomerates — 1.1%
256	Carlisle Cos., Inc.	28,207

	Machinery — 3.4%
157	IDEX Corp.	14,155
103	Middleby Corp. (The) (a)	13,242
107	Oshkosh Corp.	6,933
381	Rexnord Corp. (a)	7,472
93	Snap-on, Inc.	15,896
149	Stanley Black & Decker, Inc.	17,043
137	WABCO Holdings, Inc. (a)	14,521

		89,262

	Professional Services — 0.6%
140	Equifax, Inc.	16,529

	Road & Rail — 0.5%
140	Old Dominion Freight Line, Inc. (a)	11,993

	Trading Companies & Distributors — 1.2%
417	HD Supply Holdings, Inc. (a)	17,735
145	MSC Industrial Direct Co., Inc., Class A	13,420

		31,155

	Total Industrials	344,847

	Information Technology — 18.2%
	Communications Equipment — 1.8%
104	Arista Networks, Inc. (a)	10,112
309	CommScope Holding Co., Inc. (a)	11,485
126	Harris Corp.	12,880
99	Palo Alto Networks, Inc. (a)	12,375

		46,852

	Electronic Equipment, Instruments & Components — 3.7%
584	Amphenol Corp., Class A	39,241
258	Arrow Electronics, Inc. (a)	18,427
240	CDW Corp.	12,511
556	Corning, Inc.	13,492
342	Keysight Technologies, Inc. (a)	12,521

		96,192

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.2%
52	CoStar Group, Inc. (a)	9,783
474	GoDaddy, Inc., Class A (a)	16,577
260	Match Group, Inc. (a)	4,450

		30,810

	IT Services — 2.9%
187	Gartner, Inc. (a)	18,900
170	Global Payments, Inc.	11,800
185	Jack Henry & Associates, Inc.	16,403
465	Vantiv, Inc., Class A (a)	27,741

		74,844

	Semiconductors & Semiconductor Equipment — 4.2%
125	Analog Devices, Inc.	9,080
437	Applied Materials, Inc.	14,092
50	Broadcom Ltd., (Singapore)	8,891
204	Cavium, Inc. (a)	12,731
120	KLA-Tencor Corp.	9,422
145	Lam Research Corp.	15,363
292	NVIDIA Corp.	31,179
100	NXP Semiconductors NV, (Netherlands) (a)	9,775

		110,533

	Software — 4.4%
271	Atlassian Corp. plc, (Australia), Class A (a)	6,519
437	Electronic Arts, Inc. (a)	34,450
164	Guidewire Software, Inc. (a)	8,105
135	Mobileye NV (a)	5,161
209	ServiceNow, Inc. (a)	15,537
230	Splunk, Inc. (a)	11,759
301	Synopsys, Inc. (a)	17,715
175	Take-Two Interactive Software, Inc. (a)	8,606
116	Workday, Inc., Class A (a)	7,693

		115,545

	Total Information Technology	474,776

	Materials — 3.3%
	Chemicals — 0.3%
30	Sherwin-Williams Co. (The)	8,037

	Construction Materials — 1.3%
177	Eagle Materials, Inc.	17,390
131	Vulcan Materials Co.	16,357

		33,747

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Containers & Packaging — 1.7%
208	Ball Corp.	15,614
209	Silgan Holdings, Inc.	10,687
361	WestRock Co.	18,334

		44,635

	Total Materials	86,419

	Real Estate — 5.6%
	Equity Real Estate Investment Trusts (REITs) — 4.7%
130	American Campus Communities, Inc.	6,458
249	American Homes 4 Rent, Class A	5,224
68	AvalonBay Communities, Inc.	12,101
89	Boston Properties, Inc.	11,236
433	Brixmor Property Group, Inc.	10,576
29	Essex Property Trust, Inc.	6,817
228	General Growth Properties, Inc.	5,689
79	HCP, Inc.	2,351
473	Kimco Realty Corp.	11,899
338	Outfront Media, Inc.	8,405
299	Rayonier, Inc.	7,943
117	Regency Centers Corp.	8,062
133	Vornado Realty Trust	13,930
268	Weyerhaeuser Co.	8,053
76	WP Carey, Inc.	4,515

		123,259

	Real Estate Management & Development — 0.9%
743	CBRE Group, Inc., Class A (a)	23,393

	Total Real Estate	146,652

	Utilities — 4.5%
	Electric Utilities — 1.6%
224	Edison International	16,138
143	Westar Energy, Inc.	8,037
437	Xcel Energy, Inc.	17,786

		41,961

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.5%
224	National Fuel Gas Co.	12,665

	Multi-Utilities — 2.4%
539	CenterPoint Energy, Inc.	13,291
390	CMS Energy Corp.	16,244
156	Sempra Energy	15,704
272	WEC Energy Group, Inc.	15,967

		61,206

	Total Utilities	115,832

	Total Common Stocks (Cost $1,869,305)	2,506,713

Master Limited Partnership — 0.4%
	Financials — 0.4%
	Capital Markets— 0.4%
261	Oaktree Capital Group LLC (Cost $12,198)	9,799

Short-Term Investment — 3.4%
	Investment Company — 3.4%
89,081	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $89,081)	89,081

	Total Investments — 99.9% (Cost $1,970,584)	2,605,593
	Other Assets in Excess of Liabilities — 0.1%	2,724

	NET ASSETS — 100.0%	$2,608,317

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Consumer Discretionary — 19.0%
	Automobiles — 0.5%
63	Tesla Motors, Inc. (a)	13,366

	Distributors — 1.2%
1,071	LKQ Corp. (a)	32,811

	Hotels, Restaurants & Leisure — 4.2%
721	Aramark	25,747
2,326	Hilton Worldwide Holdings, Inc.	63,260
574	Norwegian Cruise Line Holdings Ltd. (a)	24,423

		113,430

	Household Durables — 3.3%
329	Lennar Corp., Class A	14,111
379	Mohawk Industries, Inc. (a)	75,753

		89,864

	Internet & Direct Marketing Retail — 1.0%
119	Netflix, Inc. (a)	14,760
391	Wayfair, Inc., Class A (a)	13,688

		28,448

	Multiline Retail — 2.5%
627	Dollar General Corp.	46,452
473	Nordstrom, Inc.	22,647

		69,099

	Specialty Retail — 4.9%
184	O’Reilly Automotive, Inc. (a)	51,329
786	Ross Stores, Inc.	51,574
114	Ulta Salon Cosmetics & Fragrance, Inc. (a)	29,003

		131,906

	Textiles, Apparel & Luxury Goods — 1.4%
983	Gildan Activewear, Inc., (Canada)	24,947
248	VF Corp.	13,247

		38,194

	Total Consumer Discretionary	517,118

	Consumer Staples — 3.0%
	Beverages — 0.5%
308	Monster Beverage Corp. (a)	13,647

	Food & Staples Retailing — 1.6%
243	Casey’s General Stores, Inc.	28,888
692	Sprouts Farmers Market, Inc. (a)	13,099

		41,987

	Food Products — 0.9%
409	Tyson Foods, Inc., Class A	25,215

	Total Consumer Staples	80,849

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.4%
	Oil, Gas & Consumable Fuels — 2.4%
339	Concho Resources, Inc. (a)	44,915
594	Range Resources Corp.	20,424

	Total Energy	65,339

	Financials — 8.8%
	Banks — 2.6%
667	East West Bancorp, Inc.	33,911
247	Signature Bank (a)	37,092

		71,003

	Capital Markets — 6.2%
264	Affiliated Managers Group, Inc. (a)	38,346
541	Lazard Ltd., Class A	22,233
404	Nasdaq, Inc.	27,110
306	S&P Global, Inc.	32,878
1,060	TD Ameritrade Holding Corp.	46,209

		166,776

	Total Financials	237,779

	Health Care — 14.8%
	Biotechnology — 3.8%
386	ACADIA Pharmaceuticals, Inc. (a)	11,124
367	BioMarin Pharmaceutical, Inc. (a)	30,403
157	Incyte Corp. (a)	15,702
134	Intercept Pharmaceuticals, Inc. (a)	14,567
355	Kite Pharma, Inc. (a)	15,909
211	Vertex Pharmaceuticals, Inc. (a)	15,514

		103,219

	Health Care Equipment & Supplies — 2.3%
539	DENTSPLY SIRONA, Inc.	31,116
153	Edwards Lifesciences Corp. (a)	14,327
27	Intuitive Surgical, Inc. (a)	16,869

		62,312

	Health Care Providers & Services — 4.7%
969	Acadia Healthcare Co., Inc. (a)	32,062
367	Centene Corp. (a)	20,745
376	Envision Healthcare Corp. (a)	23,816
148	Humana, Inc.	30,296
711	Premier, Inc., Class A (a)	21,586

		128,505

	Health Care Technology — 0.6%
406	Veeva Systems, Inc., Class A (a)	16,518

	Life Sciences Tools & Services — 2.1%
277	Illumina, Inc. (a)	35,489
700	Patheon NV (a)	20,103

		55,592

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 1.3%
1,010	Horizon Pharma plc (a)	16,347
181	Jazz Pharmaceuticals plc (a)	19,731

		36,078

	Total Health Care	402,224

	Industrials — 18.1%
	Aerospace & Defense — 0.6%
245	HEICO Corp., Class A	16,615

	Airlines — 1.4%
789	Southwest Airlines Co.	39,299

	Building Products — 3.0%
673	Fortune Brands Home & Security, Inc.	35,957
292	Lennox International, Inc.	44,669

		80,626

	Commercial Services & Supplies — 2.7%
922	Waste Connections, Inc., (Canada)	72,457

	Electrical Equipment — 1.8%
210	Acuity Brands, Inc.	48,372

	Industrial Conglomerates — 1.0%
244	Carlisle Cos., Inc.	26,881

	Machinery — 4.0%
217	Middleby Corp. (The) (a)	27,971
226	Oshkosh Corp.	14,589
312	Stanley Black & Decker, Inc.	35,829
287	WABCO Holdings, Inc. (a)	30,497

		108,886

	Professional Services — 1.3%
296	Equifax, Inc.	34,937

	Road & Rail — 0.9%
295	Old Dominion Freight Line, Inc. (a)	25,325

	Trading Companies & Distributors — 1.4%
882	HD Supply Holdings, Inc. (a)	37,480

	Total Industrials	490,878

	Information Technology — 27.0%
	Communications Equipment — 2.7%
220	Arista Networks, Inc. (a)	21,321
265	Harris Corp.	27,192
209	Palo Alto Networks, Inc. (a)	26,125

		74,638

	Electronic Equipment, Instruments & Components — 2.9%
747	Amphenol Corp., Class A	50,221
1,174	Corning, Inc.	28,491

		78,712

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.1%
109	CoStar Group, Inc. (a)	20,635
1,002	GoDaddy, Inc., Class A (a)	35,034

		55,669

	IT Services — 4.5%
395	Gartner, Inc. (a)	39,951
359	Global Payments, Inc.	24,911
985	Vantiv, Inc., Class A (a)	58,698

		123,560

	Semiconductors & Semiconductor Equipment — 7.2%
922	Applied Materials, Inc.	29,766
106	Broadcom Ltd., (Singapore)	18,743
431	Cavium, Inc. (a)	26,887
307	Lam Research Corp.	32,447
618	NVIDIA Corp.	65,976
210	NXP Semiconductors NV, (Netherlands) (a)	20,609

		194,428

	Software — 7.6%
570	Atlassian Corp. plc, (Australia), Class A (a)	13,714
926	Electronic Arts, Inc. (a)	72,916
346	Guidewire Software, Inc. (a)	17,079
284	Mobileye NV (a)	10,827
442	ServiceNow, Inc. (a)	32,827
485	Splunk, Inc. (a)	24,830
368	Take-Two Interactive Software, Inc. (a)	18,134
245	Workday, Inc., Class A (a)	16,199

		206,526

	Total Information Technology	733,533

	Materials — 2.6%
	Construction Materials — 2.6%
373	Eagle Materials, Inc.	36,754
276	Vulcan Materials Co.	34,562

	Total Materials	71,316

	Real Estate — 1.4%
	Real Estate Management & Development — 1.4%
1,228	CBRE Group, Inc., Class A (a)	38,658

	Total Common Stocks (Cost $2,214,698)	2,637,694

Master Limited Partnership — 0.8%
	Financials — 0.8%
	Capital Markets — 0.8%
557	Oaktree Capital Group LLC (Cost $26,473)	20,891

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
63,672	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $63,672)	63,672

	Total Investments — 100.2% (Cost $2,304,843)	2,722,257
	Liabilities in Excess of Other Assets — (0.2)%	(4,721)

	NET ASSETS — 100.0%	$2,717,536

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.7%
	Consumer Discretionary — 17.0%
	Auto Components — 0.9%
3,815	BorgWarner, Inc.	150,466

	Distributors — 0.9%
1,591	Genuine Parts Co.	151,978

	Hotels, Restaurants & Leisure — 1.6%
8,003	Hilton Worldwide Holdings, Inc.	217,674
636	Marriott International, Inc., Class A	52,621

		270,295

	Household Durables — 3.0%
1,489	Mohawk Industries, Inc. (a)	297,328
4,936	Newell Brands, Inc.	220,403

		517,731

	Internet & Direct Marketing Retail — 1.3%
1,984	Expedia, Inc.	224,699

	Media — 2.3%
2,173	CBS Corp. (Non-Voting), Class B	138,252
3,152	DISH Network Corp., Class A (a)	182,598
3,030	TEGNA, Inc.	64,818

		385,668

	Multiline Retail — 1.8%
3,524	Kohl’s Corp.	174,014
2,817	Nordstrom, Inc.	135,006

		309,020

	Specialty Retail — 4.0%
210	AutoZone, Inc. (a)	165,594
3,025	Bed Bath & Beyond, Inc.	122,949
2,674	Best Buy Co., Inc.	114,117
5,251	Gap, Inc. (The)	117,831
2,187	Tiffany & Co.	169,306

		689,797

	Textiles, Apparel & Luxury Goods — 1.2%
1,590	PVH Corp.	143,507
732	Ralph Lauren Corp.	66,125

		209,632

	Total Consumer Discretionary	2,909,286

	Consumer Staples — 6.4%
	Beverages — 2.1%
979	Constellation Brands, Inc., Class A	150,142
2,271	Dr Pepper Snapple Group, Inc.	205,879

		356,021

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
6,500	Kroger Co. (The)	224,299
6,308	Rite Aid Corp. (a)	51,977

		276,276

	Food Products — 0.6%
1,520	TreeHouse Foods, Inc. (a)	109,732

	Household Products — 0.4%
1,616	Energizer Holdings, Inc.	72,083

	Personal Products — 1.7%
7,834	Coty, Inc., Class A	143,439
1,890	Edgewell Personal Care Co. (a)	137,925

		281,364

	Total Consumer Staples	1,095,476

	Energy — 5.2%
	Oil, Gas & Consumable Fuels — 5.2%
6,575	Energen Corp. (a)	379,165
5,317	EQT Corp.	347,738
5,694	PBF Energy, Inc., Class A	158,755

	Total Energy	885,658

	Financials — 22.2%
	Banks — 8.3%
5,305	Citizens Financial Group, Inc.	189,034
9,466	Fifth Third Bancorp	255,303
1,855	First Republic Bank	170,905
9,871	Huntington Bancshares, Inc.	130,498
4,137	Investors Bancorp, Inc.	57,713
1,905	M&T Bank Corp.	297,967
4,501	SunTrust Banks, Inc.	246,861
1,681	Zions Bancorp	72,352

		1,420,633

	Capital Markets — 4.7%
981	Ameriprise Financial, Inc.	108,865
5,422	Invesco Ltd.	164,494
2,088	Northern Trust Corp.	185,924
2,343	Raymond James Financial, Inc.	162,314
2,411	T Rowe Price Group, Inc.	181,485

		803,082

	Consumer Finance — 0.7%
6,515	Ally Financial, Inc.	123,913

	Insurance — 8.2%
168	Alleghany Corp. (a)	102,239
666	Chubb Ltd.	88,020
4,611	Hartford Financial Services Group, Inc. (The)	219,711

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
6,939	Loews Corp.	324,956
2,798	Marsh & McLennan Cos., Inc.	189,137
2,431	Progressive Corp. (The)	86,286
2,960	Unum Group	130,032
1,153	WR Berkley Corp.	76,696
5,234	XL Group Ltd., (Ireland)	195,025

		1,412,102

	Mortgage Real Estate Investment Trusts (REITs) — 0.3%
2,099	Starwood Property Trust, Inc.	46,073

	Total Financials	3,805,803

	Health Care — 4.2%
	Health Care Providers & Services — 4.2%
1,821	AmerisourceBergen Corp.	142,406
1,034	Cigna Corp.	137,916
976	Henry Schein, Inc. (a)	148,137
911	Humana, Inc.	185,822
1,087	Universal Health Services, Inc., Class B	115,591

	Total Health Care	729,872

	Industrials — 8.6%
	Building Products — 0.9%
2,729	Fortune Brands Home & Security, Inc.	145,876

	Electrical Equipment — 2.6%
3,795	AMETEK, Inc.	184,454
1,572	Hubbell, Inc.	183,460
1,215	Regal Beloit Corp.	84,112

		452,026

	Industrial Conglomerates — 1.2%
1,837	Carlisle Cos., Inc.	202,580

	Machinery — 2.9%
2,058	IDEX Corp.	185,353
4,992	Rexnord Corp. (a)	97,786
1,215	Snap-on, Inc.	208,072

		491,211

	Trading Companies & Distributors — 1.0%
1,897	MSC Industrial Direct Co., Inc., Class A	175,262

	Total Industrials	1,466,955

	Information Technology — 9.7%
	Communications Equipment — 0.9%
4,049	CommScope Holding Co., Inc. (a)	150,626

	Electronic Equipment, Instruments & Components — 4.5%
3,019	Amphenol Corp., Class A	202,844
3,378	Arrow Electronics, Inc. (a)	240,882

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
3,148	CDW Corp.	163,977
4,486	Keysight Technologies, Inc. (a)	164,062

		771,765

	Internet Software & Services — 0.3%
3,445	Match Group, Inc. (a)	58,907

	IT Services — 1.3%
2,418	Jack Henry & Associates, Inc.	214,684

	Semiconductors & Semiconductor Equipment — 1.4%
1,642	Analog Devices, Inc.	119,235
1,572	KLA-Tencor Corp.	123,677

		242,912

	Software — 1.3%
3,937	Synopsys, Inc. (a)	231,750

	Total Information Technology	1,670,644

	Materials — 4.0%
	Chemicals — 0.6%
393	Sherwin-Williams Co. (The)	105,649

	Containers & Packaging — 3.4%
2,729	Ball Corp.	204,876
2,740	Silgan Holdings, Inc.	140,219
4,718	WestRock Co.	239,548

		584,643

	Total Materials	690,292

	Real Estate — 9.5%
	Equity Real Estate Investment Trusts (REITs) — 9.1%
1,711	American Campus Communities, Inc.	85,157
3,289	American Homes 4 Rent, Class A	69,002
896	AvalonBay Communities, Inc.	158,734
1,172	Boston Properties, Inc.	147,378
5,682	Brixmor Property Group, Inc.	138,749
386	Essex Property Trust, Inc.	89,848
3,005	General Growth Properties, Inc.	75,058
1,063	HCP, Inc.	31,589
6,198	Kimco Realty Corp.	155,950
4,442	Outfront Media, Inc.	110,463
3,926	Rayonier, Inc.	104,425
1,538	Regency Centers Corp.	106,035
1,743	Vornado Realty Trust	181,892
3,517	Weyerhaeuser Co.	105,821

		1,560,101

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 0.4%
2,145	CBRE Group, Inc., Class A (a)	67,543

	Total Real Estate	1,627,644

	Utilities — 8.9%
	Electric Utilities — 3.2%
2,935	Edison International	211,259
1,875	Westar Energy, Inc.	105,656
5,740	Xcel Energy, Inc.	233,624

		550,539

	Gas Utilities — 1.0%
2,930	National Fuel Gas Co.	165,976

	Multi-Utilities — 4.7%
7,086	CenterPoint Energy, Inc.	174,590
5,099	CMS Energy Corp.	212,215
2,043	Sempra Energy	205,587
3,576	WEC Energy Group, Inc.	209,740

		802,132

	Total Utilities	1,518,647

	Total Common Stocks (Cost $10,956,028)	16,400,277

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.5%
	Investment Company — 4.5%
766,568	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $766,568)	766,568

	Total Investments — 100.2% (Cost $11,722,596)	17,166,845
	Liabilities in Excess of Other Assets — (0.2)%	(27,619)

	NET ASSETS — 100.0%	$17,139,226

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 102.6%
Common Stocks — 88.5%
	Consumer Discretionary — 14.8%
	Automobiles — 0.4%
21	General Motors Co.	734

	Hotels, Restaurants & Leisure — 5.0%
12	Darden Restaurants, Inc.	876
29	Hyatt Hotels Corp., Class A (a)	1,612
58	International Game Technology plc	1,490
10	Las Vegas Sands Corp.	537
34	Restaurant Brands International, Inc., (Canada)	1,620
9	Vail Resorts, Inc. (j)	1,492
65	Wendy’s Co. (The)	880

		8,507

	Household Durables — 2.3%
48	DR Horton, Inc.	1,317
1	NVR, Inc. (a) (j)	1,085
28	Tupperware Brands Corp.	1,467

		3,869

	Internet & Direct Marketing Retail — 0.1%
39	Groupon, Inc. (a)	131

	Media — 1.5%
5	CBS Corp. (Non-Voting), Class B	337
20	Sinclair Broadcast Group, Inc., Class A	674
330	Sirius XM Holdings, Inc.	1,467

		2,478

	Multiline Retail — 1.6%
12	Dillard’s, Inc., Class A	758
31	Kohl’s Corp.	1,522
14	Macy’s, Inc.	491

		2,771

	Specialty Retail — 2.7%
12	Bed Bath & Beyond, Inc.	506
35	Best Buy Co., Inc. (j)	1,493
7	Dick’s Sporting Goods, Inc.	357
158	Staples, Inc. (j)	1,427
27	Urban Outfitters, Inc. (a)	756

		4,539

	Textiles, Apparel & Luxury Goods — 1.2%
13	Michael Kors Holdings Ltd. (a)	554
16	PVH Corp.	1,455

		2,009

	Total Consumer Discretionary	25,038

SHARES		SECURITY DESCRIPTION	VALUE($)

		Consumer Staples — 5.8%
		Food & Staples Retailing — 1.4%
20		Sysco Corp.	1,132
19		Wal-Mart Stores, Inc.	1,296

			2,428

		Food Products — 3.0%
8		JM Smucker Co. (The)	1,047
71		Pilgrim’s Pride Corp. (j)	1,356
6		Post Holdings, Inc. (a)	472
—	(h)	Seaboard Corp. (a)	692
25		Tyson Foods, Inc., Class A	1,559

			5,126

		Household Products — 0.8%
29		Energizer Holdings, Inc.	1,314

		Personal Products — 0.6%
20		Nu Skin Enterprises, Inc., Class A	978

		Total Consumer Staples	9,846

		Energy — 3.8%
		Energy Equipment & Services — 1.1%
7		Baker Hughes, Inc.	460
47		Ensco plc, Class A	453
11		FMC Technologies, Inc. (a)	400
40		Seadrill Ltd., (United Kingdom) (a) (j)	135
23		Superior Energy Services, Inc. (a)	388

			1,836

		Oil, Gas & Consumable Fuels — 2.7%
76		Denbury Resources, Inc. (a)	279
28		Devon Energy Corp.	1,301
25		Marathon Oil Corp.	425
5		Tesoro Corp.	414
13		Valero Energy Corp.	909
12		World Fuel Services Corp. (j)	553
46		WPX Energy, Inc. (a) (j)	676

			4,557

		Total Energy	6,393

		Financials — 2.9%
		Banks — 1.1%
9		BOK Financial Corp.	782
28		Synovus Financial Corp.	1,132

			1,914

		Capital Markets — 1.3%
4		Morgan Stanley	164

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Capital Markets — continued
20	MSCI, Inc.	1,560
28	NorthStar Asset Management Group, Inc.	411

		2,135

	Consumer Finance — 0.4%
36	Navient Corp.	590

	Thrifts & Mortgage Finance — 0.1%
18	MGIC Investment Corp. (a)	182

	Total Financials	4,821

	Health Care — 11.8%
	Biotechnology — 3.3%
11	Amgen, Inc. (j)	1,577
2	Biogen, Inc. (a)	631
21	Gilead Sciences, Inc. (j)	1,539
11	United Therapeutics Corp. (a)	1,622
3	Vertex Pharmaceuticals, Inc. (a) (j)	231

		5,600

	Health Care Equipment & Supplies — 1.9%
27	Hill-Rom Holdings, Inc.	1,523
43	Hologic, Inc. (a) (j)	1,722

		3,245

	Health Care Providers & Services — 5.1%
7	Aetna, Inc.	850
5	Anthem, Inc. (j)	715
21	Express Scripts Holding Co. (a) (j)	1,470
8	Humana, Inc.	1,668
4	Laboratory Corp. of America Holdings (a)	543
3	McKesson Corp.	393
4	Molina Healthcare, Inc. (a)	237
7	Quest Diagnostics, Inc.	632
3	UnitedHealth Group, Inc.	520
12	WellCare Health Plans, Inc. (a)	1,601

		8,629

	Pharmaceuticals — 1.5%
26	Horizon Pharma plc (a)	427
22	Mallinckrodt plc (a)	1,120
28	Pfizer, Inc. (j)	918

		2,465

	Total Health Care	19,939

	Industrials — 13.6%
	Aerospace & Defense — 1.4%
16	Curtiss-Wright Corp.	1,564

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
5	L-3 Communications Holdings, Inc.	726

		2,290

	Airlines — 1.3%
6	Copa Holdings SA, (Panama), Class A	502
20	Delta Air Lines, Inc. (j)	1,001
10	United Continental Holdings, Inc. (a)	714

		2,217

	Commercial Services & Supplies — 0.8%
88	Pitney Bowes, Inc.	1,340

	Construction & Engineering — 2.3%
28	Chicago Bridge & Iron Co. NV	903
27	Jacobs Engineering Group, Inc. (a)	1,562
43	Quanta Services, Inc. (a)	1,489

		3,954

	Electrical Equipment — 1.9%
21	EnerSys	1,607
23	Regal Beloit Corp.	1,608

		3,215

	Machinery — 1.9%
49	Allison Transmission Holdings, Inc. (j)	1,652
11	Parker-Hannifin Corp.	1,540

		3,192

	Professional Services — 0.9%
6	Dun & Bradstreet Corp. (The)	749
9	ManpowerGroup, Inc.	842

		1,591

	Road & Rail — 1.2%
19	Landstar System, Inc.	1,610
17	Swift Transportation Co. (a)	420

		2,030

	Trading Companies & Distributors — 1.9%
15	United Rentals, Inc. (a) (j)	1,623
23	WESCO International, Inc. (a)	1,503

		3,126

	Total Industrials	22,955

	Information Technology — 24.6%
	Communications Equipment — 1.2%
33	Cisco Systems, Inc. (j)	986
7	F5 Networks, Inc. (a)	1,067

		2,053

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.7%
50	Corning, Inc. (j)	1,221

	Internet Software & Services — 2.3%
58	eBay, Inc. (a) (j)	1,715
14	InterActiveCorp (a)	915
5	j2 Global, Inc.	368
11	VeriSign, Inc. (a) (j)	829

		3,827

	IT Services — 5.0%
16	Computer Sciences Corp. (j)	940
4	DST Systems, Inc.	466
91	First Data Corp., Class A (a)	1,298
9	International Business Machines Corp.	1,531
5	Science Applications International Corp.	413
60	Teradata Corp. (a)	1,630
9	Vantiv, Inc., Class A (a)	543
77	Western Union Co. (The)	1,680

		8,501

	Semiconductors & Semiconductor Equipment — 3.9%
18	Applied Materials, Inc.	593
16	Lam Research Corp.	1,737
38	Marvell Technology Group Ltd., (Bermuda)	530
28	ON Semiconductor Corp. (a)	356
27	QUALCOMM, Inc.	1,764
61	Teradyne, Inc.	1,552

		6,532

	Software — 8.0%
26	Activision Blizzard, Inc.	927
52	CA, Inc.	1,643
60	Cadence Design Systems, Inc. (a)	1,516
18	Citrix Systems, Inc. (a) (j)	1,619
27	Microsoft Corp. (j)	1,693
107	Nuance Communications, Inc. (a) (j)	1,589
64	Symantec Corp.	1,529
11	Synopsys, Inc. (a)	648
16	Take-Two Interactive Software, Inc. (a)	775
20	VMware, Inc., Class A (a)	1,606

		13,545

	Technology Hardware, Storage & Peripherals — 3.5%
7	Apple, Inc. (j)	782
101	HP, Inc.	1,500
51	NCR Corp. (a)	2,078

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — continued
44	NetApp, Inc.	1,547

		5,907

	Total Information Technology	41,586

	Materials — 4.4%
	Chemicals — 1.6%
30	Cabot Corp. (j)	1,526
42	Huntsman Corp.	798
4	LyondellBasell Industries NV, Class A	371

		2,695

	Containers & Packaging — 1.2%
7	Berry Plastics Group, Inc. (a)	319
8	International Paper Co.	415
5	Packaging Corp. of America	386
17	WestRock Co.	839

		1,959

	Metals & Mining — 1.6%
12	Reliance Steel & Aluminum Co.	974
47	Steel Dynamics, Inc.	1,655
4	United States Steel Corp.	146

		2,775

	Total Materials	7,429

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 2.1%
38	American Homes 4 Rent, Class A	790
22	DuPont Fabros Technology, Inc.	973
18	Equity Commonwealth (a)	547
141	VEREIT, Inc.	1,191

	Total Real Estate	3,501

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.8%
15	CenturyLink, Inc.	363
18	Verizon Communications, Inc.	963

		1,326

	Wireless Telecommunication Services — 0.2%
34	Sprint Corp. (a)	290

	Total Telecommunication Services	1,616

	Utilities — 3.7%
	Gas Utilities — 0.7%
25	UGI Corp. (j)	1,172

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — 1.7%
134	AES Corp.	1,553
103	NRG Energy, Inc.	1,260

		2,813

	Multi-Utilities — 1.3%
31	CenterPoint Energy, Inc.	760
51	MDU Resources Group, Inc.	1,479

		2,239

	Total Utilities	6,224

	Total Common Stocks (Cost $131,393)	149,348

Short-Term Investment — 14.1%
	Investment Company — 14.1%
23,704	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $23,704)	23,704

	Total Investments, Before Short Positions — 102.6% (Cost $155,097)	173,052
	Liabilities in Excess of Other Assets — (2.6)%	(4,371)

	NET ASSETS — 100.0%	$168,681

Short Positions — 88.2%
Common Stocks — 88.2%
	Consumer Discretionary — 16.3%
	Automobiles — 1.1%
9	Tesla Motors, Inc. (a)	1,816

	Diversified Consumer Services — 1.6%
69	H&R Block, Inc.	1,586
32	ServiceMaster Global Holdings, Inc. (a)	1,204

		2,790

	Hotels, Restaurants & Leisure — 3.9%
4	Chipotle Mexican Grill, Inc. (a)	1,500
11	Marriott International, Inc., Class A	901
39	Norwegian Cruise Line Holdings Ltd. (a)	1,655
13	Royal Caribbean Cruises Ltd.	1,095
13	Texas Roadhouse, Inc.	630
9	Wynn Resorts Ltd.	746

		6,527

	Household Durables — 0.7%
27	Newell Brands, Inc.	1,207

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Direct Marketing Retail — 2.1%
54	Liberty Interactive Corp. QVC Group, Class A (a)	1,078
8	Netflix, Inc. (a)	969
7	TripAdvisor, Inc. (a)	336
33	Wayfair, Inc., Class A (a)	1,157

		3,540

	Leisure Products — 0.2%
5	Polaris Industries, Inc.	373

	Media — 2.0%
8	AMC Entertainment Holdings, Inc., Class A	282
5	Charter Communications, Inc., Class A (a)	1,472
31	Lions Gate Entertainment Corp., Class A	845
31	Lions Gate Entertainment Corp., Class B (a)	771

		3,370

	Specialty Retail — 2.6%
16	CarMax, Inc. (a)	1,013
20	L Brands, Inc.	1,292
4	Signet Jewelers Ltd.	386
8	TJX Cos., Inc. (The)	603
14	Tractor Supply Co.	1,051

		4,345

	Textiles, Apparel & Luxury Goods — 2.1%
32	NIKE, Inc., Class B	1,633
45	Under Armour, Inc., Class A (a)	1,316
11	VF Corp.	581

		3,530

	Total Consumer Discretionary	27,498

	Consumer Staples — 4.7%
	Beverages — 1.6%
22	Brown-Forman Corp., Class B	1,010
11	Constellation Brands, Inc., Class A	1,690

		2,700

	Food & Staples Retailing — 0.9%
10	Costco Wholesale Corp.	1,577

	Food Products — 1.3%
6	Kraft Heinz Co. (The)	539
41	Snyder’s-Lance, Inc.	1,565

		2,104

	Personal Products — 0.9%
66	Coty, Inc., Class A	1,209

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Personal Products — continued
5	Estee Lauder Cos., Inc. (The), Class A	360

		1,569

	Total Consumer Staples	7,950

	Energy — 2.9%
	Oil, Gas & Consumable Fuels — 2.9%
20	Chevron Corp.	2,378
22	EQT Corp.	1,411
52	Kosmos Energy Ltd. (a)	366
9	Phillips 66	747

	Total Energy	4,902

	Financials — 3.1%
	Banks — 1.4%
122	People’s United Financial, Inc.	2,354

	Capital Markets — 0.9%
15	Artisan Partners Asset Management, Inc., Class A	451
7	Franklin Resources, Inc.	279
21	Interactive Brokers Group, Inc., Class A	748

		1,478

	Consumer Finance — 0.2%
16	OneMain Holdings, Inc. (a)	345

	Insurance — 0.6%
1	Markel Corp. (a)	995

	Total Financials	5,172

	Health Care — 10.0%
	Biotechnology — 1.8%
13	ACADIA Pharmaceuticals, Inc. (a)	362
5	Alnylam Pharmaceuticals, Inc. (a)	199
4	BioMarin Pharmaceutical, Inc. (a)	307
5	Bluebird Bio, Inc. (a)	327
2	Intercept Pharmaceuticals, Inc. (a)	217
12	Juno Therapeutics, Inc. (a)	229
39	OPKO Health, Inc. (a)	360
5	Puma Biotechnology, Inc. (a)	146
1	Regeneron Pharmaceuticals, Inc. (a)	532
6	Seattle Genetics, Inc. (a)	336

		3,015

	Health Care Equipment & Supplies — 1.6%
27	DENTSPLY SIRONA, Inc.	1,530
20	DexCom, Inc. (a)	1,212

		2,742

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.9%
45	Acadia Healthcare Co., Inc. (a)	1,475
10	Centene Corp. (a)	541
26	Envision Healthcare Corp. (a)	1,642
7	Henry Schein, Inc. (a)	1,009
6	LifePoint Health, Inc. (a)	352
34	Team Health Holdings, Inc. (a)	1,491

		6,510

	Health Care Technology — 0.1%
19	Inovalon Holdings, Inc., Class A (a)	197

	Pharmaceuticals — 2.6%
11	Bristol-Myers Squibb Co.	643
58	Catalent, Inc. (a)	1,571
4	Perrigo Co. plc	364
34	Zoetis, Inc.	1,808

		4,386

	Total Health Care	16,850

	Industrials — 15.1%
	Aerospace & Defense — 2.7%
13	Arconic, Inc.	246
33	Hexcel Corp.	1,692
19	Orbital ATK, Inc.	1,674
4	TransDigm Group, Inc.	965

		4,577

	Airlines — 1.0%
30	Spirit Airlines, Inc. (a)	1,717

	Building Products — 1.3%
39	Armstrong World Industries, Inc. (a)	1,630
11	Fortune Brands Home & Security, Inc.	612

		2,242

	Commercial Services & Supplies — 1.9%
108	Covanta Holding Corp.	1,679
31	Rollins, Inc.	1,052
6	Stericycle, Inc. (a)	458

		3,189

	Electrical Equipment — 0.9%
6	Acuity Brands, Inc.	1,426

	Industrial Conglomerates — 0.5%
26	General Electric Co.	811

	Machinery — 3.0%
42	ITT, Inc.	1,611
7	Middleby Corp. (The) (a)	921

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Machinery — continued
10	Snap-on, Inc.	1,648
33	Trinity Industries, Inc.	911

		5,091

	Marine — 0.2%
5	Kirby Corp. (a)	359

	Road & Rail — 2.1%
5	AMERCO	1,802
12	Genesee & Wyoming, Inc., Class A (a)	819
6	Old Dominion Freight Line, Inc. (a)	532
5	Ryder System, Inc.	409

		3,562

	Trading Companies & Distributors — 1.5%
35	Fastenal Co.	1,647
4	WW Grainger, Inc.	912

		2,559

	Total Industrials	25,533

	Information Technology — 25.5%
	Communications Equipment — 1.1%
6	EchoStar Corp., Class A (a)	313
23	ViaSat, Inc. (a)	1,520

		1,833

	Electronic Equipment, Instruments & Components — 5.0%
26	Amphenol Corp., Class A	1,774
37	CDW Corp.	1,922
60	Fitbit, Inc., Class A (a)	437
22	Keysight Technologies, Inc. (a)	796
6	Littelfuse, Inc.	915
63	National Instruments Corp.	1,929
36	VeriFone Systems, Inc. (a)	641

		8,414

	Internet Software & Services — 1.7%
2	CoStar Group, Inc. (a)	306
5	Facebook, Inc., Class A (a)	564
134	Pandora Media, Inc. (a)	1,744
8	Zillow Group, Inc., Class C (a)	284

		2,898

	IT Services — 6.3%
18	Broadridge Financial Solutions, Inc.	1,172
26	EPAM Systems, Inc. (a)	1,698
21	Fidelity National Information Services, Inc.	1,622
22	Genpact Ltd. (a)	527

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — continued
11		Global Payments, Inc.	772
9		Jack Henry & Associates, Inc.	806
30		MAXIMUS, Inc.	1,656
13		Paychex, Inc.	764
65		Sabre Corp.	1,611

			10,628

		Semiconductors & Semiconductor Equipment — 4.8%
76		Advanced Micro Devices, Inc. (a)	858
28		Cavium, Inc. (a)	1,769
50		First Solar, Inc. (a)	1,620
38		Micron Technology, Inc. (a)	838
35		Microsemi Corp. (a)	1,908
11		Monolithic Power Systems, Inc.	930
4		Versum Materials, Inc. (a)	98

			8,021

		Software — 6.6%
5		Autodesk, Inc. (a)	346
15		Blackbaud, Inc.	960
15		Ellie Mae, Inc. (a)	1,261
80		FireEye, Inc. (a)	949
30		Guidewire Software, Inc. (a)	1,474
16		salesforce.com, Inc. (a)	1,082
44		SS&C Technologies Holdings, Inc.	1,263
10		Tyler Technologies, Inc. (a)	1,481
8		Ultimate Software Group, Inc. (The) (a)	1,445
14		Workday, Inc., Class A (a)	907

			11,168

		Total Information Technology	42,962

		Materials — 5.0%
		Chemicals — 2.0%
5		Air Products & Chemicals, Inc.	750
52		CF Industries Holdings, Inc.	1,634
8		Praxair, Inc.	957

			3,341

		Containers & Packaging — 0.9%
21		Ball Corp.	1,586

		Metals & Mining — 2.1%
–	(h)	Alcoa Corp.	—	(h)
19		Compass Minerals International, Inc.	1,492
48		Southern Copper Corp., (Peru)	1,537

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — continued
52	Tahoe Resources, Inc.	491

		3,520

	Total Materials	8,447

	Real Estate — 1.9%
	Equity Real Estate Investment Trusts (REITs) — 0.9%
17	Life Storage, Inc.	1,426

	Real Estate Management & Development — 1.0%
38	CBRE Group, Inc., Class A (a)	1,193
5	Jones Lang LaSalle, Inc.	553

		1,746

	Total Real Estate	3,172

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.9%
438	Frontier Communications Corp.	1,482

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.4%
25	Telephone & Data Systems, Inc.	716

	Total Telecommunication Services	2,198

	Utilities — 2.4%
	Gas Utilities — 0.4%
9	Atmos Energy Corp.	642

	Multi-Utilities — 2.0%
24	Dominion Resources, Inc.	1,803
15	Sempra Energy	1,550

		3,353

	Total Utilities	3,995

	Total Securities Sold Short (Proceeds $146,326)	$148,679

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(2)	E-mini S&P 500	03/17/17	USD	$(223)	$—	(h)
(3)	S&P Mid Cap 400	03/17/17	USD	(498)	11

					$11

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 15.1%
	Distributors — 1.0%
1,144	Genuine Parts Co.	109,259

	Hotels, Restaurants & Leisure — 1.9%
880	Brinker International, Inc.	43,576
3,486	Hilton Worldwide Holdings, Inc.	94,819
2,933	La Quinta Holdings, Inc. (a)	41,678
890	Red Rock Resorts, Inc., Class A	20,637

		200,710

	Household Durables — 0.4%
1,045	Newell Brands, Inc.	46,681

	Internet & Direct Marketing Retail — 0.7%
681	Expedia, Inc.	77,166

	Media — 5.3%
1,293	CBS Corp. (Non-Voting), Class B	82,254
316	Charter Communications, Inc., Class A (a)	91,094
3,835	Clear Channel Outdoor Holdings, Inc., Class A	19,369
2,466	DISH Network Corp., Class A (a)	142,862
2,648	Entercom Communications Corp., Class A	40,511
2,982	Media General, Inc. (a)	56,147
598	Nexstar Broadcasting Group, Inc., Class A	37,854
1,127	Sinclair Broadcast Group, Inc., Class A	37,592
605	Time Warner, Inc.	58,382

		566,065

	Multiline Retail — 0.8%
1,722	Kohl’s Corp.	85,008

	Specialty Retail — 4.0%
96	AutoZone, Inc. (a)	76,072
1,426	Bed Bath & Beyond, Inc.	57,965
1,632	Best Buy Co., Inc.	69,617
2,038	Gap, Inc. (The)	45,735
612	Home Depot, Inc. (The)	82,005
1,239	Tiffany & Co.	95,928

		427,322

	Textiles, Apparel & Luxury Goods — 1.0%
940	Columbia Sportswear Co.	54,796
2,230	Hanesbrands, Inc.	48,106

		102,902

	Total Consumer Discretionary	1,615,113

	Consumer Staples — 6.0%
	Beverages — 1.0%
798	Dr Pepper Snapple Group, Inc.	72,325
396	Molson Coors Brewing Co., Class B	38,505

		110,830

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
1,291	CVS Health Corp.	101,834
2,047	Kroger Co. (The)	70,642

		172,476

	Food Products — 1.5%
639	Amplify Snack Brands, Inc. (a)	5,628
958	Post Holdings, Inc. (a)	77,031
1,057	TreeHouse Foods, Inc. (a)	76,339

		158,998

	Household Products — 1.4%
829	Energizer Holdings, Inc.	36,997
1,285	Procter & Gamble Co. (The)	108,044

		145,041

	Personal Products — 0.5%
2,616	Coty, Inc., Class A	47,899

	Total Consumer Staples	635,244

	Energy — 7.2%
	Oil, Gas & Consumable Fuels — 7.2%
1,813	ConocoPhillips	90,899
1,227	EQT Corp.	80,254
2,771	Exxon Mobil Corp.	250,146
4,403	Kinder Morgan, Inc.	91,188
1,952	Marathon Petroleum Corp.	98,283
2,118	PBF Energy, Inc., Class A	59,052
1,114	Phillips 66	96,295

	Total Energy	766,117

	Financials — 32.4%
	Banks — 15.7%
12,722	Bank of America Corp.	281,154
2,188	Citigroup, Inc.	130,017
3,393	Citizens Financial Group, Inc.	120,900
2,690	Fifth Third Bancorp	72,539
773	First Republic Bank	71,259
1,003	M&T Bank Corp.	156,891
1,360	PNC Financial Services Group, Inc. (The)	159,019
2,425	SunTrust Banks, Inc.	133,017
2,276	US Bancorp	116,923
7,827	Wells Fargo & Co.	431,335

		1,673,054

	Capital Markets — 3.8%
1,920	Charles Schwab Corp. (The)	75,763
1,679	Invesco Ltd.	50,950
1,983	Morgan Stanley	83,765

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
855	Northern Trust Corp.	76,166
1,551	T Rowe Price Group, Inc.	116,761

		403,405

	Consumer Finance — 3.0%
3,982	Ally Financial, Inc.	75,734
2,841	Capital One Financial Corp.	247,831

		323,565

	Insurance — 9.9%
44	Alleghany Corp. (a)	26,541
1,470	Allied World Assurance Co. Holdings AG	78,975
2,770	American International Group, Inc.	180,895
748	Chubb Ltd.	98,840
2,229	CNO Financial Group, Inc.	42,683
2,632	Hartford Financial Services Group, Inc. (The)	125,434
4,847	Loews Corp.	226,977
448	Marsh & McLennan Cos., Inc.	30,267
526	Prudential Financial, Inc.	54,746
921	Travelers Cos., Inc. (The)	112,798
1,858	Unum Group	81,609

		1,059,765

	Total Financials	3,459,789

	Health Care — 9.0%
	Health Care Providers & Services — 3.1%
919	Aetna, Inc.	113,907
275	Cigna Corp.	36,656
1,059	HCA Holdings, Inc. (a)	78,372
676	UnitedHealth Group, Inc.	108,139

		337,074

	Pharmaceuticals — 5.9%
250	Allergan plc (a)	52,586
1,468	Johnson & Johnson	169,117
2,577	Merck & Co., Inc.	151,726
7,793	Pfizer, Inc.	253,107

		626,536

	Total Health Care	963,610

	Industrials — 6.3%
	Aerospace & Defense — 1.2%
1,101	United Technologies Corp.	120,681

	Airlines — 1.6%
3,509	Delta Air Lines, Inc.	172,613

	Industrial Conglomerates — 2.0%
964	Carlisle Cos., Inc.	106,311

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
936	Honeywell International, Inc.	108,482

		214,793

	Machinery — 1.5%
1,030	Dover Corp.	77,170
670	Illinois Tool Works, Inc.	82,097

		159,267

	Total Industrials	667,354

	Information Technology — 7.0%
	Communications Equipment — 1.1%
3,800	Cisco Systems, Inc.	114,836

	Electronic Equipment, Instruments & Components — 0.7%
1,025	Arrow Electronics, Inc. (a)	73,112

	IT Services — 0.5%
1,477	PayPal Holdings, Inc. (a)	58,313

	Semiconductors & Semiconductor Equipment — 2.7%
832	KLA-Tencor Corp.	65,454
1,247	QUALCOMM, Inc.	81,301
1,941	Texas Instruments, Inc.	141,642

		288,397

	Software — 1.3%
2,180	Microsoft Corp.	135,440

	Technology Hardware, Storage & Peripherals — 0.7%
3,134	Hewlett Packard Enterprise Co.	72,514

	Total Information Technology	742,612

	Materials — 3.8%
	Chemicals — 0.2%
1,124	AdvanSix, Inc. (a)	24,896

	Construction Materials — 0.8%
369	Martin Marietta Materials, Inc.	81,780

	Containers & Packaging — 2.3%
1,400	Ball Corp.	105,068
3,462	Graphic Packaging Holding Co.	43,206
2,022	WestRock Co.	102,667

		250,941

	Paper & Forest Products — 0.5%
2,334	KapStone Paper and Packaging Corp.	51,467

	Total Materials	409,084

	Real Estate — 4.5%
	Equity Real Estate Investment Trusts (REITs) — 4.1%
3,446	American Homes 4 Rent, Class A	72,306
2,676	Brixmor Property Group, Inc.	65,343

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
678	EastGroup Properties, Inc.	50,086
2,340	Kimco Realty Corp.	58,872
2,325	Outfront Media, Inc.	57,823
3,257	Rayonier, Inc.	86,624
1,414	Weyerhaeuser Co.	42,532

		433,586

	Real Estate Management & Development — 0.4%
1,337	CBRE Group, Inc., Class A (a)	42,102

	Total Real Estate	475,688

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.9%
1,778	Verizon Communications, Inc.	94,905

	Wireless Telecommunication Services — 0.5%
918	T-Mobile US, Inc. (a)	52,771

	Total Telecommunication Services	147,676

	Utilities — 5.8%
	Electric Utilities — 5.2%
1,684	American Electric Power Co., Inc.	105,993
1,146	Duke Energy Corp.	88,945
1,083	Edison International	77,997
1,262	Eversource Energy	69,678

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
937	NextEra Energy, Inc.	111,910
2,658	Xcel Energy, Inc.	108,184

		562,707

	Multi-Utilities — 0.6%
611	Sempra Energy	61,451

	Total Utilities	624,158

	Total Common Stocks (Cost $7,965,649)	10,506,445

Short-Term Investment — 1.7%
	Investment Company — 1.7%
184,644	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $184,644)	184,644

	Total Investments — 100.2% (Cost $8,150,293)	10,691,089
	Liabilities in Excess of Other Assets — (0.2)%	(23,371)

	NET ASSETS — 100.0%	$10,667,718

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than 500.
(j)	— All or a portion of the security is segregated for short sales. The total value of securities and cash segregated as collateral is approximately $26,810,000 and $150,134,000, respectively.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$5,982,852	$2,516,512		$2,658,585
Investments in affiliates, at value	108,763	89,081		63,672

Total investment securities, at value	6,091,615	2,605,593		2,722,257
Cash	—	—		—	(a)
Receivables:
Investment securities sold	—	932		1,984
Fund shares sold	26,991	3,738		5,887
Dividends from non-affiliates	1,062	2,372		720
Dividends from affiliates	40	27		17

Total Assets	6,119,708	2,612,662		2,730,865

LIABILITIES:
Payables:
Due to custodian	48	—		—
Fund shares redeemed	12,242	1,850		10,471
Accrued liabilities:
Investment advisory fees	3,381	1,435		1,481
Administration fees	423	182		177
Distribution fees	698	94		259
Shareholder servicing fees	395	73		138
Custodian and accounting fees	39	22		17
Trustees’ and Chief Compliance Officer’s fees	23	—	(a)	1
Printing and mailing cost	164	302		132
Sub-transfer agency fees	460	368		555
Other	175	19		98

Total Liabilities	18,048	4,345		13,329

Net Assets	$6,101,660	$2,608,317		$2,717,536

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,766,757	$2,002,213	$2,352,244
Accumulated undistributed (distributions in excess of) net investment income	(20,692)	(582)	(10,014)
Accumulated net realized gains (losses)	(100,034)	(28,323)	(42,108)
Net unrealized appreciation (depreciation)	1,455,629	635,009	417,414

Total Net Assets	$6,101,660	$2,608,317	$2,717,536

Net Assets:
Class A	$1,549,154	$342,456	$871,922
Class C	556,435	30,577	87,166
Class R2	—	612	31,668
Class R3	—	—	20
Class R4	—	—	20
Class R5	79,977	2,788	220,600
Class R6	2,839,301	1,550,055	627,006
Select Class	1,076,793	681,829	879,134

Total	$6,101,660	$2,608,317	$2,717,536

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	102,096	7,808	35,957
Class C	41,070	717	4,434
Class R2	—	14	1,205
Class R3	—	—	1
Class R4	—	—	1
Class R5	5,073	63	7,953
Class R6	179,468	34,933	22,534
Select Class	69,309	15,376	31,975

Net Asset Value (a):
Class A — Redemption price per share	$15.17	$43.86	$24.25
Class C — Offering price per share (b)	13.55	42.63	19.66
Class R2 — Offering and redemption price per share	—	43.62	26.28
Class R3 — Offering and redemption price per share	—	—	27.47
Class R4 — Offering and redemption price per share	—	—	27.49
Class R5 — Offering and redemption price per share	15.77	44.37	27.74
Class R6 — Offering and redemption price per share	15.82	44.37	27.82
Select Class — Offering and redemption price per share	15.54	44.34	27.49
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.01	$46.29	$25.59

Cost of investments in non-affiliates	$4,527,223	$1,881,503	$2,241,171
Cost of investments in affiliates	108,763	89,081	63,672

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,400,277	$149,348	$10,506,445
Investments in affiliates, at value	766,568	23,704	184,644

Total investment securities, at value	17,166,845	173,052	10,691,089
Restricted cash	—	20	—
Cash	—	116	205
Deposits at broker for futures contracts	—	170	—
Deposits at broker for securities sold short	—	150,134	—
Receivables:
Investment securities sold	—	4,707	—
Fund shares sold	49,870	111	21,275
Dividends from non-affiliates	26,677	157	9,845
Dividends from affiliates	221	7	60
Variation margin on futures contracts	—	3	—

Total Assets	17,243,613	328,477	10,722,474

LIABILITIES:
Payables:
Due to custodian	3	—	—
Securities sold short, at value	—	148,679	—
Dividend expense to non-affiliates on securities sold short	—	97	—
Investment securities purchased	—	5,572	8,040
Interest expense to non-affiliates on securities sold short	—	7	—
Fund shares redeemed	88,922	5,258	37,115
Accrued liabilities:
Investment advisory fees	8,550	95	5,772
Administration fees	1,195	—	738
Distribution fees	862	5	888
Shareholder servicing fees	582	37	488
Custodian and accounting fees	27	7	43
Trustees’ and Chief Compliance Officer’s fees	92	—	52
Printing and mailing cost	369	6	205
Sub-transfer agency fees	3,402	7	1,283
Other	383	26	132

Total Liabilities	104,387	159,796	54,756

Net Assets	$17,139,226	$168,681	$10,667,718

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,684,022	$162,075	$8,286,153
Accumulated undistributed (distributions in excess of) net investment income	(3,386)	(1,306)	92
Accumulated net realized gains (losses)	14,341	(7,701)	(159,323)
Net unrealized appreciation (depreciation)	5,444,249	15,613	2,540,796

Total Net Assets	$17,139,226	$168,681	$10,667,718

Net Assets:
Class A	$2,251,296	$5,411	$1,854,162
Class C	531,177	5,220	771,589
Class L (formerly Institutional Class)	11,574,107	—	3,666,117
Class R2	66,949	—	—
Class R3	21	—	22
Class R4	21	—	22
Class R5	21	—	22
Class R6	51,221	—	2,937,216
Select Class	2,664,413	158,050	1,438,568

Total	$17,139,226	$168,681	$10,667,718

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	63,169	538	57,784
Class C	15,463	555	24,131
Class L (formerly Institutional Class)	317,972	—	113,733
Class R2	1,952	—	—
Class R3	1	—	1
Class R4	1	—	1
Class R5	— (a)	—	1
Class R6	1,408	—	91,192
Select Class	74,010	15,351	44,593

Net Asset Value (b):
Class A — Redemption price per share	$35.64	$10.05	$32.09
Class C — Offering price per share (c)	34.35	9.41	31.97
Class L (formerly Institutional Class) — Offering and redemption price per share	36.40	—	32.23
Class R2 — Offering and redemption price per share	34.30	—	—
Class R3 — Offering and redemption price per share	35.50	—	31.94
Class R4 — Offering and redemption price per share	35.93	—	32.20
Class R5 — Offering and redemption price per share	36.38	—	32.21
Class R6 — Offering and redemption price per share	36.38	—	32.21
Select Class — Offering and redemption price per share	36.00	10.30	32.26
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.61	$10.61	$33.87

Cost of investments in non-affiliates	$10,956,028	$131,393	$7,965,649
Cost of investments in affiliates	766,568	23,704	184,644
Proceeds from securities sold short	—	146,326	—

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$19,013	$14,188	$8,513
Dividend income from affiliates	224	149	75
Interest income from affiliates	4	2	1

Total investment income	19,241	14,339	8,589

EXPENSES:
Investment advisory fees	20,035	8,184	9,286
Administration fees	2,524	1,031	1,170
Distribution fees:
Class A	2,051	435	1,177
Class C	2,243	121	356
Class R2	—	2	67
Class R3 (a)	—	—	—	(b)
Shareholder servicing fees:
Class A	2,051	435	1,177
Class C	748	40	119
Class R2	—	1	33
Class R3 (a)	—	—	—	(b)
Class R4 (a)	—	—	—	(b)
Class R5	21	1	56
Select Class	1,254	817	1,159
Custodian and accounting fees	93	42	46
Interest expense to affiliates	— (b)	—	—
Professional fees	57	32	36
Trustees’ and Chief Compliance Officer’s fees	34	16	16
Printing and mailing costs	142	181	111
Registration and filing fees	118	25	57
Transfer agency fees (See Note 2.E.)	103	24	229
Sub-transfer agency fees (See Note 2.E.)	1,244	695	1,129
Other	93	25	33

Total expenses	32,811	12,107	16,257

Less fees waived	(1,290)	(1,193)	(1,811)
Less expense reimbursements	(2)	(16)	(63)

Net expenses	31,519	10,898	14,383

Net investment income (loss)	(12,278)	3,441	(5,794)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from Investments in non-affiliates	121,384	28,273	2,613
Change in net unrealized appreciation/depreciation on Investments in non-affiliates	206,479	103,262	107,428

Net realized/unrealized gains (losses)	327,863	131,535	110,041

Change in net assets resulting from operations	$315,585	$134,976	$104,247

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$136,448		$1,208	$109,051
Dividend income from affiliates	1,159		28	314
Interest income from affiliates	11		— (a)	7

Total investment income	137,618		1,236	109,372

EXPENSES:
Investment advisory fees	53,416		728	33,576
Administration fees	6,728		74	4,229
Distribution fees:
Class A	2,856		8	2,423
Class C	2,054		21	2,795
Class R2	165		—	—
Class R3 (b)	—	(a)	—	—	(a)
Shareholder servicing fees:
Class A	2,856		8	2,423
Class C	685		7	931
Class L (formerly Institutional Class)	5,486		—	2,620
Class R2	82		—	—
Class R3 (b)	—	(a)	—	—	(a)
Class R4 (b)	—	(a)	—	—	(a)
Class R5 (b)	—	(a)	—	—	(a)
Select Class	3,176		213	1,705
Custodian and accounting fees	179		17	129
Interest expense to affiliates	—	(a)	—	—
Professional fees	250		28	173
Trustees’ and Chief Compliance Officer’s fees	91		13	57
Printing and mailing costs	476		5	336
Registration and filing fees	70		20	146
Transfer agency fees (See Note 2.E.)	510		3	128
Sub-transfer agency fees (See Note 2.E.)	7,066		13	2,608
Other	265		5	104
Dividend expense to non-affiliates on securities sold short	—		1,032	—
Interest expense to non-affiliates on securities sold short	—		10	—

Total expenses	86,411		2,205	54,383

Less fees waived	(10,894)		(246)	(5,313)
Less expense reimbursements	(2,674)		—	(183)

Net expenses	72,843		1,959	48,887

Net investment income (loss)	64,775		(723)	60,485

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	231,604		12,295	69,076
Futures	—		(180)	—
Securities sold short	—		(8,721)	—

Net realized gain (loss)	231,604		3,394	69,076

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	892,882		4,021	1,138,209
Futures	—		41	—
Securities sold short	—		(3,811)	—

Change in net unrealized appreciation/depreciation	892,882		251	1,138,209

Net realized/unrealized gains (losses)	1,124,486		3,645	1,207,285

Change in net assets resulting from operations	$1,189,261		$2,922	$1,267,770

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,278)	$(20,440)	$3,441	$8,836
Net realized gain (loss)	121,384	(145,387)	28,273	58,144
Change in net unrealized appreciation/depreciation	206,479	(181,585)	103,262	(300,510)

Change in net assets resulting from operations	315,585	(347,412)	134,976	(233,530)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(356)	(182)
From net realized gains	—	(57,173)	(10,459)	(12,309)
Class C
From net realized gains	—	(20,218)	(964)	(1,246)
Class R2
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(19)	(39)
Class R5
From net investment income	—	—	(9)	(7)
From net realized gains	—	(2,457)	(84)	(147)
Class R6
From net investment income	—	—	(5,206)	(3,761)
From net realized gains	—	(86,200)	(46,392)	(61,528)
Select Class
From net investment income	—	—	(1,827)	(2,603)
From net realized gains	—	(48,267)	(20,374)	(75,744)

Total distributions to shareholders	—	(214,315)	(85,690)	(157,566)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(177,525)	1,337,047	194,682	(547,848)

NET ASSETS:
Change in net assets	138,060	775,320	243,968	(938,944)
Beginning of period	5,963,600	5,188,280	2,364,349	3,303,293

End of period	$6,101,660	$5,963,600	$2,608,317	$2,364,349

Accumulated undistributed (distributions in excess of) net investment income	$(20,692)	$(8,414)	$(582)	$3,375

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,794)	$(11,080)	$64,775	$133,064
Net realized gain (loss)	2,613	181,344	231,604	921,071
Change in net unrealized appreciation/depreciation	107,428	(478,421)	892,882	(753,064)

Change in net assets resulting from operations	104,247	(308,157)	1,189,261	301,071

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,018)	(9,590)
From net realized gains	(449)	(56,339)	(135,546)	(130,210)
Class C
From net realized gains	(55)	(6,714)	(33,147)	(31,402)
Class L (formerly Institutional Class)
From net investment income	—	—	(100,129)	(89,774)
From net realized gains	—	—	(669,173)	(526,794)
Class R2
From net investment income	—	—	(133)	(113)
From net realized gains	(11)	(1,533)	(4,114)	(3,769)
Class R3 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R5 (c)
From net investment income	—	—	— (b)	—
From net realized gains	(96)	(8,974)	(1)	—
Class R6 (c)
From net investment income	—	—	(437)	—
From net realized gains	(275)	(23,518)	(2,480)	—
Select Class
From net investment income	—	—	(17,549)	(14,584)
From net realized gains	(390)	(50,435)	(155,821)	(117,229)

Total distributions to shareholders	(1,276)	(147,513)	(1,127,550)	(923,465)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(236,918)	244,627	1,513,373	227,463

NET ASSETS:
Change in net assets	(133,947)	(211,043)	1,575,084	(394,931)
Beginning of period	2,851,483	3,062,526	15,564,142	15,959,073

End of period	$2,717,536	$2,851,483	$17,139,226	$15,564,142

Accumulated undistributed (distributions in excess of) net investment income	$(10,014)	$(4,220)	$(3,386)	$59,105

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(723)	$(1,875)	$60,485	$137,198
Net realized gain (loss)	3,394	30,953	69,076	(206,123)
Change in net unrealized appreciation/depreciation	251	(24,115)	1,138,209	(248,822)

Change in net assets resulting from operations	2,922	4,963	1,267,770	(317,747)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(17,004)	(13,377)
From net realized gains	—	—	—	(22,474)
Class C
From net investment income	—	—	(4,071)	(1,450)
From net realized gains	—	—	—	(7,412)
Class L (formerly Institutional Class)
From net investment income	—	—	(51,645)	(77,515)
From net realized gains	—	—	—	(69,917)
Class R3 (a)
From net investment income	—	—	— (b)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
Class R5 (a)
From net investment income	—	—	— (b)	—
Class R6 (a)
From net investment income	—	—	(44,017)	—
Select Class
From net investment income	—	—	(17,338)	(9,572)
From net realized gains	—	—	—	(14,779)

Total distributions to shareholders	—	—	(134,075)	(216,496)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(22,344)	(107,540)	(556,928)	(669,313)

NET ASSETS:
Change in net assets	(19,422)	(102,577)	576,767	(1,203,556)
Beginning of period	188,103	290,680	10,090,951	11,294,507

End of period	$168,681	$188,103	$10,667,718	$10,090,951

Accumulated undistributed (distributions in excess of) net investment income	$(1,306)	$(583)	$92	$73,682

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$188,879	$1,090,924	$61,012	$174,026
Distributions reinvested	—	56,255	10,790	12,454
Cost of shares redeemed	(368,058)	(535,940)	(71,804)	(64,301)

Change in net assets resulting from Class A capital transactions	$(179,179)	$611,239	$(2)	$122,179

Class C
Proceeds from shares issued	$46,807	$406,222	$3,978	$12,272
Distributions reinvested	—	18,351	964	1,246
Cost of shares redeemed	(113,829)	(105,053)	(7,018)	(4,843)

Change in net assets resulting from Class C capital transactions	$(67,022)	$319,520	$(2,076)	$8,675

Class R2
Proceeds from shares issued	$—	$—	$58	$235
Distributions reinvested	—	—	13	27
Cost of shares redeemed	—	—	(163)	(320)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(92)	$(58)

Class R5
Proceeds from shares issued	$6,213	$41,933	$200	$2,174
Distributions reinvested	—	2,457	93	154
Cost of shares redeemed	(12,969)	(15,257)	(400)	(861)

Change in net assets resulting from Class R5 capital transactions	$(6,756)	$29,133	$(107)	$1,467

Class R6
Proceeds from shares issued	$86,020	$708,587	$115,360	$260,148
Distributions reinvested	—	83,297	51,255	65,041
Cost of shares redeemed	(116,347)	(290,712)	(16,215)	(112,907)

Change in net assets resulting from Class R6 capital transactions	$(30,327)	$501,172	$150,400	$212,282

Select Class
Proceeds from shares issued	$345,180	$709,570	$146,597	$250,507
Distributions reinvested	—	31,907	19,260	64,677
Cost of shares redeemed	(239,421)	(865,494)	(119,298)	(1,207,577)

Change in net assets resulting from Select Class capital transactions	$105,759	$(124,017)	$46,559	$(892,393)

Total change in net assets resulting from capital transactions	$(177,525)	$1,337,047	$194,682	$(547,848)

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	12,479	73,064	1,376	4,101
Reinvested	—	3,824	244	299
Redeemed	(24,307)	(37,546)	(1,621)	(1,522)

Change in Class A Shares	(11,828)	39,342	(1)	2,878

Class C
Issued	3,456	30,118	92	297
Reinvested	—	1,389	22	30
Redeemed	(8,409)	(8,092)	(163)	(116)

Change in Class C Shares	(4,953)	23,415	(49)	211

Class R2
Issued	—	—	2	6
Reinvested	—	—	— (a)	1
Redeemed	—	—	(4)	(8)

Change in Class R2 Shares	—	—	(2)	(1)

Class R5
Issued	396	2,743	5	47
Reinvested	—	161	2	4
Redeemed	(829)	(1,010)	(9)	(20)

Change in Class R5 Shares	(433)	1,894	(2)	31

Class R6
Issued	5,472	47,326	2,591	6,062
Reinvested	—	5,459	1,142	1,544
Redeemed	(7,391)	(19,751)	(361)	(2,766)

Change in Class R6 Shares	(1,919)	33,034	3,372	4,840

Select Class
Issued	22,236	46,757	3,272	5,728
Reinvested	—	2,122	430	1,536
Redeemed	(15,495)	(62,228)	(2,664)	(30,292)

Change in Select Class Shares	6,741	(13,349)	1,038	(23,028)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$51,650	$297,295	$221,785	$358,763
Distributions reinvested	434	54,215	131,660	127,887
Cost of shares redeemed	(162,932)	(221,243)	(421,765)	(694,701)

Change in net assets resulting from Class A capital transactions	$(110,848)	$130,267	$(68,320)	$(208,051)

Class C
Proceeds from shares issued	$5,972	$56,492	$15,892	$28,896
Distributions reinvested	49	5,744	26,948	25,199
Cost of shares redeemed	(18,693)	(23,954)	(65,004)	(73,557)

Change in net assets resulting from Class C capital transactions	$(12,672)	$38,282	$(22,164)	$(19,462)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$1,871,498	$2,148,891
Distributions reinvested	—	—	668,444	515,077
Cost of shares redeemed	—	—	(1,312,613)	(2,275,447)

Change in net assets resulting from Class L capital transactions	$—	$—	$1,227,329	$388,521

Class R2
Proceeds from shares issued	$11,937	$31,035	$7,937	$14,006
Distributions reinvested	10	1,494	3,909	3,715
Cost of shares redeemed	(13,431)	(6,825)	(11,362)	(20,042)

Change in net assets resulting from Class R2 capital transactions	$(1,484)	$25,704	$484	$(2,321)

Class R3 (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	1	—

Change in net assets resulting from Class R3 capital transactions	$20	$—	$21	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	1	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$21	$—

Class R5 (c)
Proceeds from shares issued	$15,729	$120,489	$20	$—
Distributions reinvested	91	8,974	1	—
Cost of shares redeemed	(28,098)	(42,206)	—	—

Change in net assets resulting from Class R5 capital transactions	$(12,278)	$87,257	$21	$—

Class R6 (c)
Proceeds from shares issued	$85,459	$509,276	$49,833	$—
Distributions reinvested	274	23,176	2,917	—
Cost of shares redeemed	(101,162)	(120,874)	(864)	—

Change in net assets resulting from Class R6 capital transactions	$(15,429)	$411,578	$51,886	$—

Select Class
Proceeds from shares issued	$140,441	$596,426	$471,695	$575,208
Distributions reinvested	339	41,535	157,140	119,621
Cost of shares redeemed	(225,027)	(484,304)	(304,740)	(626,053)
Redemptions in-kind (See Note 7)	—	(602,118)	—	—

Change in net assets resulting from Select Class capital transactions	$(84,247)	$(448,461)	$324,095	$68,776

Total change in net assets resulting from capital transactions	$(236,918)	$244,627	$1,513,373	$227,463

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,134	11,900	6,105	10,465
Reinvested	18	2,266	3,648	3,881
Redeemed	(6,702)	(9,178)	(11,605)	(20,274)

Change in Class A Shares	(4,550)	4,988	(1,852)	(5,928)

Class C
Issued	302	2,722	455	877
Reinvested	3	295	778	794
Redeemed	(950)	(1,230)	(1,855)	(2,221)

Change in Class C Shares	(645)	1,787	(622)	(550)

Class L (formerly Institutional Class)
Issued	—	—	50,236	61,500
Reinvested	—	—	18,060	15,274
Redeemed	—	—	(35,291)	(65,137)

Change in Class L Shares	—	—	33,005	11,637

Class R2
Issued	450	1,143	226	421
Reinvested	— (a)	57	113	117
Redeemed	(508)	(266)	(325)	(606)

Change in Class R2 Shares	(58)	934	14	(68)

Class R3 (b)
Issued	1	—	1	—
Reinvested	— (a)	—	— (a)	—

Change in Class R3 Shares	1	—	1	—

Class R4 (b)
Issued	1	—	1	—
Reinvested	— (a)	—	— (a)	—

Change in Class R4 Shares	1	—	1	—

Class R5 (c)
Issued	565	4,352	— (a)	—
Reinvested	3	329	— (a)	—
Redeemed	(1,011)	(1,554)	—	—

Change in Class R5 Shares	(443)	3,127	— (a)	—

Class R6 (c)
Issued	3,074	18,275	1,351	—
Reinvested	10	849	79	—
Redeemed	(3,652)	(4,509)	(22)	—

Change in Class R6 Shares	(568)	14,615	1,408	—

Select Class
Issued	5,108	21,225	12,833	16,809
Reinvested	12	1,536	4,300	3,589
Redeemed	(8,188)	(17,722)	(8,277)	(18,078)
Redemptions in-kind (See Note 7)	—	(20,287)	—	—

Change in Select Class Shares	(3,068)	(15,248)	8,856	2,320

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$358	$3,218	$249,524	$696,311
Distributions reinvested	—	—	16,190	34,339
Cost of shares redeemed	(1,641)	(2,889)	(667,420)	(1,032,013)

Change in net assets resulting from Class A capital transactions	$(1,283)	$329	$(401,706)	$(301,363)

Class C
Proceeds from shares issued	$43	$1,852	$55,004	$188,939
Distributions reinvested	—	—	3,544	7,489
Cost of shares redeemed	(1,039)	(2,446)	(100,080)	(140,118)

Change in net assets resulting from Class C capital transactions	$(996)	$(594)	$(41,532)	$56,310

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$751,803	$3,435,571
Distributions reinvested	—	—	45,687	138,955
Cost of shares redeemed	—	—	(3,455,528)	(2,438,224)

Change in net assets resulting from Class L capital transactions	$—	$—	$(2,658,038)	$1,136,302

Class R3 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	—	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$20	$—

Class R5 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$20	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$2,868,862	$—
Distributions reinvested	—	—	44,017	—
Cost of shares redeemed	—	—	(239,419)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,673,460	$—

Select Class
Proceeds from shares issued	$1,146	$4,346	$271,022	$675,086
Distributions reinvested	—	—	12,528	17,378
Cost of shares redeemed	(21,211)	(111,621)	(412,722)	(2,253,026)

Change in net assets resulting from Select Class capital transactions	$(20,065)	$(107,275)	$(129,172)	$(1,560,562)

Total change in net assets resulting from capital transactions	$(22,344)	$(107,540)	$(556,928)	$(669,313)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	35	316	8,253	24,694
Reinvested	—	—	497	1,244
Redeemed	(165)	(284)	(22,341)	(36,328)

Change in Class A Shares	(130)	32	(13,591)	(10,390)

Class C
Issued	5	194	1,798	6,724
Reinvested	—	—	109	273
Redeemed	(112)	(258)	(3,328)	(5,029)

Change in Class C Shares	(107)	(64)	(1,421)	1,968

Class L (formerly Institutional Class)
Issued	—	—	24,782	120,136
Reinvested	—	—	1,397	5,004
Redeemed	—	—	(116,928)	(88,948)

Change in Class L Shares	—	—	(90,749)	36,192

Class R3 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R3 Shares	—	—	1	—

Class R4 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R4 Shares	—	—	1	—

Class R5 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R5 Shares	—	—	1	—

Class R6 (a)
Issued	—	—	97,357	—
Reinvested	—	—	1,347	—
Redeemed	—	—	(7,512)	—

Change in Class R6 Shares	—	—	91,192	—

Select Class
Issued	112	416	8,876	24,052
Reinvested	—	—	383	626
Redeemed	(2,073)	(10,669)	(13,678)	(78,871)

Change in Select Class Shares	(1,961)	(10,253)	(4,419)	(54,193)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$14.42	$(0.05)		$0.80	$0.75	$—	$—	$—
Year Ended June 30, 2016	15.74	(0.08)		(0.71)	(0.79)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(h)	0.24	0.21	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	12.91	(0.08)		0.72	0.64	—	—	—
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(h)	0.23	0.16	—	—	—

Class R5
Six Months Ended December 31, 2016 (Unaudited)	14.96	(0.02)		0.83	0.81	—	—	—
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(h)	0.24	0.25	—	—	—

Class R6
Six Months Ended December 31, 2016 (Unaudited)	15.00	(0.01)		0.83	0.82	—	—	—
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (i) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	14.75	(0.03)		0.82	0.79	—	—	—
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(h)	0.26	0.24	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$15.17	5.20%	$1,549,154	1.24%	(0.62)%		1.34%	17%
14.42	(5.07)	1,643,136	1.25	(0.55)		1.35	46
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86

13.55	4.96	556,435	1.74	(1.12)		1.84	17
12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86

15.77	5.41	79,977	0.87	(0.25)		0.89	17
14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86

15.82	5.47	2,839,301	0.74	(0.12)		0.75	17
15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

15.54	5.36	1,076,793	1.02	(0.40)		1.05	17
14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$42.95	$(0.02)		$2.35	$2.33	$(0.05)	$(1.37)	$(1.42)
Year Ended June 30, 2016	47.12	(0.01)		(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(h)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(i)	(0.34)	(0.24)	(0.08)	—	(0.08)

Class C
Six Months Ended December 31, 2016 (Unaudited)	41.85	(0.13)		2.28	2.15	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(h)	7.29	7.22	— (g)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(i)	(0.35)	(0.40)	(0.01)	—	(0.01)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	42.75	(0.08)		2.33	2.25	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	43.43	0.08		2.37	2.45	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (j) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	43.44	0.09		2.37	2.46	(0.16)	(1.37)	(1.53)
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (j) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	43.41	0.05		2.37	2.42	(0.12)	(1.37)	(1.49)
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(h)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(i)	(0.33)	(0.14)	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.005.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$43.86	5.39%	$342,456	1.24%	(0.11)%		1.40%	18%
42.95	(4.17)	335,424	1.25	(0.03)		1.43	39
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(h)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(i)	1.54	55

42.63	5.11	30,577	1.74	(0.61)		1.96	18
41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(h)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(i)	2.03	55

43.62	5.23	612	1.49	(0.37)		1.79	18
42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

44.37	5.63	2,788	0.79	0.34		0.89	18
43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

44.37	5.63	1,550,055	0.74	0.40		0.76	18
43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

44.34	5.56	681,829	0.89	0.24		1.13	18
43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(h)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(i)	1.30	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$23.43	$(0.08)		$0.91	$0.83	$(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(i)	(1.72)	(1.77)	(2.01)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.05	(0.11)		0.73	0.62	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(i)	(1.57)	(1.70)	(2.01)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	25.41	(0.11)		0.99	0.88	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(i)	(1.82)	(1.89)	(2.01)

Class R3
September 9, 2016(j) through December 31, 2016 (Unaudited)	27.06	(0.05)		0.47	0.42	(0.01)

Class R4
September 9, 2016(j) through December 31, 2016 (Unaudited)	27.06	(0.03)		0.47	0.44	(0.01)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	26.74	(0.03)		1.04	1.01	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(i)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	26.82	(0.02)		1.03	1.01	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(i)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	26.52	(0.05)		1.03	0.98	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(i)	(1.83)	(1.81)	(2.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$24.25	3.55%	$871,922	1.23%	(0.63)%		1.39%	16%
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70

19.66	3.27	87,166	1.73	(1.13)		1.88	16
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70

26.28	3.47	31,668	1.39	(0.82)		1.74	16
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70

27.47	1.56	20	1.23	(0.63)		1.25	16

27.49	1.63	20	0.98	(0.38)		1.00	16

27.74	3.78	220,600	0.78	(0.19)		0.89	16
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

27.82	3.77	627,006	0.73	(0.13)		0.75	16
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

27.49	3.70	879,134	0.92	(0.32)		1.11	16
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$35.41	$0.08		$2.53	$2.61	$(0.14)	$(2.24)	$(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(g)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(h)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20		1.00	1.20	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2016 (Unaudited)	34.17	(0.01)		2.43	2.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(g)	6.83	6.80	— (i)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(h)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07		0.98	1.05	(0.04)	—	(0.04)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	36.19	0.17		2.60	2.77	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(g)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(h)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32		1.01	1.33	(0.28)	—	(0.28)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	34.14	0.03		2.44	2.47	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(g)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(h)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14		0.97	1.11	(0.20)	—	(0.20)

Class R3
September 9, 2016(j) through December 31, 2016 (Unaudited)	35.78	0.06		2.18	2.24	(0.28)	(2.24)	(2.52)

Class R4
September 9, 2016(j) through December 31, 2016 (Unaudited)	36.18	0.09		2.21	2.30	(0.31)	(2.24)	(2.55)

Class R5
September 9, 2016(j) through December 31, 2016 (Unaudited)	36.60	0.11		2.24	2.35	(0.33)	(2.24)	(2.57)

Class R6
September 9, 2016(j) through December 31, 2016 (Unaudited)	36.60	0.12		2.23	2.35	(0.33)	(2.24)	(2.57)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	35.79	0.13		2.56	2.69	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(g)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(h)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26		1.01	1.27	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$35.64	7.33%	$2,251,296	1.23%	0.43%		1.40%	14%
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(g)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(h)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30

34.35	7.04	531,177	1.74	(0.08)		1.82	14
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(g)	1.87	25
30.84	24.43	534,813	1.74	0.16	(h)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30

36.40	7.59	11,574,107	0.74	0.93		0.93	14
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(g)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(h)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30

34.30	7.18	66,949	1.49	0.17		1.72	14
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(g)	1.62	25
30.81	24.71	57,003	1.49	0.43	(h)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30

35.50	6.21	21	1.24	0.54		1.25	14

35.93	6.29	21	0.99	0.79		1.00	14

36.38	6.36	21	0.79	0.99		0.80	14

36.38	6.38	51,221	0.74	1.03		0.75	14

36.00	7.47	2,664,413	0.98	0.69		1.08	14
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(g)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(h)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.32, $0.05 and $0.23 for Class A, Class C, Class L, Class R2 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.90%, 0.16% and 0.66% for Class A, Class C, Class L, Class R2 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.31, $0.09 and $0.23 for Class A, Class C, Class L, Class R2 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 1.04%, 0.31% and 0.80% for Class A, Class C, Class L, Class R2 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$9.90	$(0.05)		$0.20	$0.15
Year Ended June 30, 2016	9.87	(0.10)		0.13	0.03
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(h)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14)		0.02	(0.12)

Class C
Six Months Ended December 31, 2016 (Unaudited)	9.29	(0.07)		0.19	0.12
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(h)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20)		0.02	(0.18)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	10.13	(0.04)		0.21	0.17
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(h)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12)		0.03	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.63% for the six months ended December 31, 2016, 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for 2015, 1.49% and 1.91% for 2014, 1.48% and 1.88% for 2013, 1.48% and 1.94% for 2012; for Class C are 1.73% and 2.13% for the six months ended December 31, 2016, 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for 2015, 1.99% and 2.40% for 2014, 2.15% and 2.38% for 2013, 2.23% and 2.44% for 2012; for Select Class are 0.98% and 1.23% for the six months ended December 31, 2016, 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for 2015, 1.23% and 1.65% for 2014, 1.23% and 1.63% for 2013, 1.23% and 1.69% for 2012, respectively.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (g)	Portfolio turnover rate (including short sales) (g)

$10.05	1.52%	$5,411	2.37%	(1.04)%		2.76%	42%	117%
9.90	0.30	6,608	2.52	(0.97)		2.94	111	258
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(h)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316

9.41	1.29	5,220	2.87	(1.53)		3.26	42	117
9.29	(0.21)	6,147	3.02	(1.47)		3.45	111	258
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(h)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316

10.30	1.68	158,050	2.12	(0.75)		2.38	42	117
10.13	0.60	175,348	2.28	(0.74)		2.55	111	258
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(h)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$28.66	$0.13	$3.60	$3.73	$(0.30)	$—	$(0.30)
Year Ended June 30, 2016	29.84	0.27	(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	0.84	1.09	(0.20)	—	(0.20)

Class C
Six Months Ended December 31, 2016 (Unaudited)	28.52	0.06	3.56	3.62	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	0.84	1.00	(0.10)	—	(0.10)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	28.86	0.20	3.63	3.83	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	0.83	1.18	(0.30)	—	(0.30)

Class R3
September 9, 2016 (g) through December 31, 2016 (Unaudited)	29.33	0.08	2.97	3.05	(0.44)	—	(0.44)

Class R4
September 9, 2016 (g) through December 31, 2016 (Unaudited)	29.56	0.10	3.00	3.10	(0.46)	—	(0.46)

Class R5
September 9, 2016 (g) through December 31, 2016 (Unaudited)	29.57	0.12	3.00	3.12	(0.48)	—	(0.48)

Class R6
September 9, 2016 (g) through December 31, 2016 (Unaudited)	29.57	0.15	2.98	3.13	(0.49)	—	(0.49)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	28.86	0.17	3.62	3.79	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	0.83	1.13	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$32.09	12.98%	$1,854,162	1.24%	0.87%	1.39%	9%
28.66	(2.34)	2,045,698	1.24	0.98	1.43	26
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49

31.97	12.68	771,589	1.74	0.37	1.83	9
28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49

32.23	13.25	3,666,117	0.75	1.32	0.87	9
28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49

31.94	10.37	22	1.24	0.81	1.25	9

32.20	10.44	22	0.99	1.06	1.00	9

32.21	10.53	22	0.79	1.26	0.80	9

32.21	10.55	2,937,216	0.74	1.61	0.75	9

32.26	13.12	1,438,568	0.99	1.11	1.06	9
28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class L**, Class R2, Class R3*, Class R4*, Class R5***, Class R6*** and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Class L**, Class R3*, Class R4*, Class R5***, Class R6*** and Select Class	JPM I	Diversified

*	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Class R5 and Class R6 Shares commenced operations on September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class L, Class R2, Class R3, Class R4, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,091,615	$—	$—	$6,091,615

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,605,593	$—	$—	$2,605,593

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,722,257	$—	$—	$2,722,257

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,166,845	$—	$—	$17,166,845

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$173,052	$—	$—	$173,052

Total Liabilities for Securities Sold Short (a)	$(148,679)	$—	$—	$(148,679)

Appreciation in Other Financial Instruments
Futures Contracts	$11	$—	$—	$11

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,691,089	$—	$—	$10,691,089

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2016, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$1,448
Ending Notional Balance Short	721

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class L (formerly Institutional Class)	Class R2	Class R3		Class R4		Class R5		Class R6		Select Class	Total
Growth Advantage Fund
Transfer agency fees	$51	$21	n/a	n/a	n/a		n/a		$3		$10		$18	$103
Sub-transfer agency fees	716	257	n/a	n/a	n/a		n/a		37		—		234	1,244
Mid Cap Equity Fund
Transfer agency fees	7	1	n/a	$1	n/a		n/a		—	(a)	5		10	24
Sub-transfer agency fees	251	33	n/a	1	n/a		n/a		1		—		409	695
Mid Cap Growth Fund
Transfer agency fees	187	7	n/a	3	$—	(a)	$—	(a)	2		13		17	229
Sub-transfer agency fees	455	54	n/a	29	—		—		104		—		487	1,129
Mid Cap Value Fund
Transfer agency fees	79	13	$394	4	—	(a)	—	(a)	—	(a)	—	(a)	20	510
Sub-transfer agency fees	1,727	190	4,000	69	—		—		—		—		1,080	7,066
Multi-Cap Market Neutral Fund
Transfer agency fees	1	1	n/a	n/a	n/a		n/a		n/a		n/a		1	3
Sub-transfer agency fees	3	4	n/a	n/a	n/a		n/a		n/a		n/a		6	13
Value Advantage Fund
Transfer agency fees	49	26	31	n/a	—	(a)	—	(a)	—	(a)	5		17	128
Sub-transfer agency fees	1,381	303	533	n/a	—		—		—		—		391	2,608

(a)	Amount rounds to less than 500.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	0.80
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class L, Class R4, Class R5, Class R6 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	n/a	n/a
Mid Cap Equity Fund	0.25	0.75	0.50%	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25%
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Multi-Cap Market Neutral Fund	0.25	0.75	n/a	n/a
Value Advantage Fund	0.25	0.75	n/a	0.25

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$234		$3
Mid Cap Equity Fund	122		1
Mid Cap Growth Fund	44		—	(a)
Mid Cap Value Fund	21		1
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	147		2

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class L	Class R2	Class R3	Class R4	Class R5	Select Class
Growth Advantage Fund	0.25%	0.25%	n/a	n/a	n/a	n/a	0.05%	0.25%
Mid Cap Equity Fund	0.25	0.25	n/a	0.25%	n/a	n/a	0.05	0.25
Mid Cap Growth Fund	0.25	0.25	n/a	0.25	0.25%	0.25%	0.05	0.25
Mid Cap Value Fund	0.25	0.25	0.10%	0.25	0.25	0.25	0.05	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	0.25	0.10	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class L	Class R2		Class R3	Class R4	Class R5	Class R6	Select Class
Growth Advantage Fund*	1.24%		1.74%		n/a	n/a		n/a	n/a	0.85%	0.75%	0.99%
Mid Cap Equity Fund	1.25		1.75		n/a	1.50%		n/a	n/a	0.80	0.75	0.90
Mid Cap Growth Fund	1.24		1.74		n/a	1.49	**	1.24%	0.99%	0.79	0.74	0.93
Mid Cap Value Fund	1.24		1.75		0.75%	1.50		1.25	1.00	0.85	0.75	0.99
Multi-Cap Market Neutral Fund	1.25		1.75		n/a	n/a		n/a	n/a	n/a	n/a	0.99
Value Advantage Fund	1.24	***	1.74	***	0.75	n/a		1.25	1.00	0.85	0.75	0.99	***

*	The contractual expense percentages in the table above are in place until at least October 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Growth Advantage Fund was 1.25%, 1.75%, 0.90%, 0.85% and 1.10%, for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.
**

The contractual expense percentage in the table above is in place until at least October 31, 2018. For Mid Cap Growth Fund Class R2 Shares, the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.40% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

through December 31, 2016 the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses for Class R2 Shares exceeded 1.40%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.
***	The contractual expense percentages in the table above are in place until at least October 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Value Advantage Fund was 1.25%, 1.75%, and 1.00%, for Class A, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$6	$4	$1,187	$1,197	$2
Mid Cap Equity Fund	68	45	1,016	1,129	16
Mid Cap Growth Fund	133	87	1,544	1,764	63
Mid Cap Value Fund	1,400	920	8,043	10,363	2,674
Multi-Cap Market Neutral Fund	150	74	8	232	—
Value Advantage Fund	699	466	4,015	5,180	183

Voluntary Waivers
Shareholder Servicing
Mid Cap Growth Fund	$4

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 was as follows (amounts in thousands):

Growth Advantage Fund	$93
Mid Cap Equity Fund	64
Mid Cap Growth Fund	43
Mid Cap Value Fund	531
Multi-Cap Market Neutral Fund	14
Value Advantage Fund	133

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2016, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$—	(a)
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	—
Multi-Cap Market Neutral Fund	—
Value Advantage Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,007,381	$1,165,228	$—	$—
Mid Cap Equity Fund	519,724	437,535	—	—
Mid Cap Growth Fund	438,335	663,504	—	—
Mid Cap Value Fund	2,563,299	2,249,214	—	—
Multi-Cap Market Neutral Fund	68,408	111,382	81,812	120,709
Value Advantage Fund	949,240	1,706,245	—	—

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,635,986	$1,615,703	$160,074	1,455,629
Mid Cap Equity Fund	1,971,028	699,682	65,117	634,565
Mid Cap Growth Fund	2,304,843	542,753	125,339	417,414
Mid Cap Value Fund	11,728,335	5,621,106	182,596	5,438,510
Multi-Cap Market Neutral	155,101	21,304	3,353	17,951
Value Advantage Fund	8,149,420	2,643,635	101,966	2,541,669

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2016, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$14,734	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

At June 30, 2016, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$2,351	$—
Value Advantage Fund	36,131	13,093

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	39.9%
Mid Cap Equity Fund	n/a	52.0
Multi-Cap Market Neutral Fund	89.3%	n/a
Value Advantage Fund	n/a	23.3

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

As of December 31, 2016, the Funds had omnibus accounts which represented the percentage of each Fund’s net assets as follows:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Mid Cap Equity Fund	1	16.9%
Mid Cap Value Fund	1	18.6
Value Advantage Fund	1	12.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2016, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,052.00	$6.41	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,049.60	8.99	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R5
Actual*	1,000.00	1,054.10	4.50	0.87
Hypothetical*	1,000.00	1,020.82	4.43	0.87
Class R6
Actual*	1,000.00	1,054.70	3.83	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,053.60	5.28	1.02
Hypothetical*	1,000.00	1,020.06	5.19	1.02

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,053.90	6.42	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,051.10	9.00	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,052.30	7.71	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual*	$1,000.00	$1,056.30	$4.09	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,056.30	3.84	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,055.60	4.61	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,035.50	6.31	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,032.70	8.86	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class R2
Actual*	1,000.00	1,034.70	7.13	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Class R3
Actual**	1,000.00	1,015.60	3.77	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R4
Actual**	1,000.00	1,016.30	3.00	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual*	1,000.00	1,037.80	4.01	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class R6
Actual*	1,000.00	1,037.70	3.75	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73
Select Class
Actual*	1,000.00	1,037.00	4.72	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,073.30	6.43	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,070.40	9.08	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class L (formerly Institutional Class)
Actual*	1,000.00	1,075.90	3.87	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R2
Actual*	1,000.00	1,071.80	7.78	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual**	1,000.00	1,062.10	3.89	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,062.90	3.11	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R5
Actual**	$1,000.00	$1,063.60	$2.48	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual**	1,000.00	1,063.80	2.32	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,074.70	5.12	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,015.20	12.04	2.37
Hypothetical*	1,000.00	1,013.26	12.03	2.37
Class C
Actual*	1,000.00	1,012.90	14.56	2.87
Hypothetical*	1,000.00	1,010.74	14.55	2.87
Select Class
Actual*	1,000.00	1,016.80	10.78	2.12
Hypothetical*	1,000.00	1,014.52	10.76	2.12

Value Advantage Fund
Class A
Actual*	1,000.00	1,129.80	6.66	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,126.80	9.33	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class L (formerly Institutional Class)
Actual*	1,000.00	1,132.50	4.03	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R3
Actual**	1,000.00	1,103.70	3.97	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,104.40	3.17	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual**	1,000.00	1,105.30	2.53	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual**	1,000.00	1,105.50	2.37	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,131.20	5.32	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period.) Commencement of operations was September 9, 2016.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in first quintile for each of the one-, three- and five year periods ended December 31, 2015, based upon both the Peer Group and Universe. The Trustees noted that the performance for Select Class shares was in the first, first and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2015, respectively, and in the first quintile for each of the one-, three- and five year periods ended December 31, 2015 based upon the Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the fourth, third and second quintiles for the one-, three-, and five-year periods ended December 31, 2015, respectively, based upon both the Peer Group and Universe. The Trustees noted that the performance for Select Class shares was in the fourth, third and third quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the fourth, second and third quintiles based upon the Peer Group, and in the third, first and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, first and third quintiles based upon the Peer Group, and in the third, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the fourth, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second, second and first quintiles based upon the Peer Group, and in the fourth, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance for both Class A and Select Class Shares was in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2015, and in the third, third and second quintiles based upon the Universe, for one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2015, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the third quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class Shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares was in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Select Class shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-MC-1216

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2016 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks. The S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the Russell 2000 Index returned 18.68%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.32%
Russell 2000 Growth Index	13.12%

Net Assets as of 12/31/16 (In Thousands)	$148,716

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in both the materials & processing and technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Co., Novadaq Technologies and TherapeuticsMD Inc. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers that was not held in the Benchmark, fell after the company forecast lower-than-expected earnings and revenue. Novadaq Technologies, a manufacturer of surgical imaging products not held in the benchmark, fell amid negative investor sentiment for high growth companies. Shares of TherapeuticsMD, a drug maker, fell early in the reporting period after the company reported lower-than-expected sales and earnings.

Leading individual contributors to relative performance included the Fund’s overweight positions in Texas Capital Bancshares Inc., Evercore Partners Inc. and Cavium Inc. Shares of Texas Capital Bancshares, a U.S. regional bank, rose amid a recovery in oil prices and better-than-expected earnings. Shares of Evercore Partners, an investment management company, rose on better-than-expected earnings. Shares of Cavium, a maker of semiconductors for the telecommunications industry, rose on better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cavium, Inc.	1.7%
2.	Evercore Partners, Inc., Class A	1.7
3.	John Bean Technologies Corp.	1.5
4.	Boyd Gaming Corp.	1.5
5.	Take-Two Interactive Software, Inc.	1.5
6.	RE/MAX Holdings, Inc., Class A	1.5
7.	Littelfuse, Inc.	1.5
8.	Texas Capital Bancshares, Inc.	1.5
9.	Masonite International Corp.	1.4
10.	Monolithic Power Systems, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.7%
Health Care	21.2
Industrials	17.4
Consumer Discretionary	14.2
Financials	6.6
Consumer Staples	4.4
Real Estate	2.7
Materials	2.4
Energy	2.0
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		6.42%	2.22%	10.38%	5.48%
Without Sales Charge		12.32	7.86	11.57	6.05
CLASS C SHARES	January 7, 1998
With CDSC***		11.05	6.30	11.02	5.48
Without CDSC		12.05	7.30	11.02	5.48
SELECT CLASS SHARES	April 5, 1999	12.46	8.12	11.89	6.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)* (1)	20.97%
Russell 2000 Index	18.68%

Net Assets as of 12/31/2016 (In Thousands)	$190,528

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the consumer cyclical and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and real estate investment trusts sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nutanix Inc., Unisys Corp. and Barrett Business Services Inc. Shares of Nutanix, a provider of so-called cloud computing technology, rose following its September 2016 initial public offering. Shares of Unisys, an information technology company, rose on better-than-expected earnings. Barrett Business Services, a provider of business management services, rose after the company announced it would maintain its quarterly dividend payment rate.

Leading individual detractors from relative performance included the Fund’s overweight positions in Firstcash Inc., First Solar Inc. and Vectrus Inc. Shares of FirstCash, an operator of pawn shops, fell after the company reported a third-quarter loss. Shares of First Solar, a provider of solar energy systems, fell after the company reported that lower prices for solar panels would hurt revenue. Shares of Vectrus, a logistics provider to the U.S. military, fell after the U.S. government declined to renew a large contract with the company.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanmina Corp.	1.2%
2.	TCF Financial Corp.	1.0
3.	Trinseo SA	1.0
4.	East West Bancorp, Inc.	1.0
5.	Barrett Business Services, Inc.	1.0
6.	SkyWest, Inc.	1.0
7.	General Cable Corp.	1.0
8.	Huntington Bancshares, Inc.	1.0
9.	Global Brass & Copper Holdings, Inc.	1.0
10.	Insight Enterprises, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.8%
Industrials	18.8
Information Technology	17.2
Health Care	12.4
Consumer Discretionary	9.4
Real Estate	7.5
Materials	4.1
Energy	3.6
Utilities	3.2
Consumer Staples	2.8
Telecommunication Services	0.8
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)	On September 15, 2016, the Fund’s Select Class Shares were re-designated and renamed as Class R5 Shares.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge**		14.36%	13.72%	15.06%	6.89%
Without Sales Charge		20.69	20.04	16.30	7.47
CLASS C SHARES	May 31, 2016
With CDSC***		19.40	18.70	16.24	7.44
Without CDSC		20.40	19.70	16.24	7.44
CLASS R5 SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	20.97	20.37	16.37	7.50
CLASS R6 SHARES	May 31, 2016	21.02	20.42	16.38	7.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares, formerly named the Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.80%
Russell 2000 Index	18.68%

Net Assets as of 12/31/2015 (In Thousands)	$5,858,356

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection and underweight position in the technology sector and its security selection in the financials sector were leading detractors from relative performance. The Fund’s security selection in the health care and producer durables sectors was a leading contributor to performance relative to the Benchmark.

Leading individual detractors from relative performance included the Fund’s overweight positions in Crocs Inc., Aptargroup Inc. and National Retail Properties Inc. Shares of Crocs, a footwear maker, fell on weaker-than-expected earnings. Shares of Aptargroup, a packaging products maker that was not held in the Benchmark, fell on lower-than-expected earnings. Shares of National Retail Properties, a real estate investment trust, fell after the company’s chief executive announced his retirement.

Leading individual contributors to relative performance included the Fund’s overweight positions in NetSuite Inc., Associated Banc-Corp. and First Horizon National Co. Shares of NetSuite, a software maker not held in the Benchmark, rose ahead of the company’s $9.3 billion acquisition by Oracle Corp. Shares of Associated Banc, a financial services company not held in the Benchmark, rose amid investor expectations of an improved business environment for the financials sector. Shares of First Horizon National, a Tennessee-based regional bank that was not held in the Benchmark, rose along with other regional banks on investor expectations that rising interest rates in the U.S. would lift banking revenues.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.8%
2.	AptarGroup, Inc.	2.0
3.	Spectrum Brands Holdings, Inc.	1.8
4.	Pool Corp.	1.8
5.	West Pharmaceutical Services, Inc.	1.7
6.	Patterson-UTI Energy, Inc.	1.6
7.	Landstar System, Inc.	1.5
8.	HealthSouth Corp.	1.5
9.	Allison Transmission Holdings, Inc.	1.5
10.	Brinker International, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.2%
Financials	17.2
Consumer Discretionary	14.9
Health Care	12.1
Information Technology	9.1
Real Estate	6.2
Materials	5.5
Energy	4.2
Consumer Staples	3.9
Utilities	2.6
Mutual Funds	1.1
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		6.88%	15.38%	14.14%	9.53%
Without Sales Charge		12.80	21.77	15.38	10.12
CLASS C SHARES	February 19, 2005
With CDSC***		11.50	20.20	14.81	9.58
Without CDSC		12.50	21.20	14.81	9.58
CLASS R2 SHARES	November 3, 2008	12.66	21.50	15.09	9.90
CLASS R3 SHARES	September 9, 2016	12.82	21.79	15.38	10.13
CLASS R4 SHARES	September 9, 2016	12.97	22.15	15.72	10.45
CLASS R5 SHARES	May 15, 2006	13.09	22.40	15.96	10.68
CLASS R6 SHARES	May 31, 2016	13.12	22.43	15.96	10.68
SELECT CLASS SHARES	May 7, 1996	12.97	22.15	15.72	10.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2006 to December 31,

2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.14%
Russell 2000 Growth Index	13.12%

Net Assets as of 12/31/2016 (In Thousands)	$1,084,059

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the materials & processing sector and the technology sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Co., Evolent Health Inc. and TherapeuticsMD Inc. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers that was not held in the Benchmark, fell after the company forecast lower-than-expected earnings and revenue. Shares of Evolent Health, a health care data systems provider not held in the Benchmark, fell amid investor expectations that federal health care policy would be less supportive of the company’s business model. Shares of TherapeuticsMD, a drug maker, fell early in the reporting period after the company reported lower-than-expected sales and earnings.

Leading individual contributors to relative performance included the Fund’s overweight positions in Texas Capital Bancshares Inc., Evercore Partners Inc. and Cavium Inc. Shares of Texas Capital Bancshares, a U.S. regional bank, rose amid a recovery in oil prices and better-than-expected earnings. Shares of Evercore Partners, an investment management company, rose on better-than-expected earnings. Shares of Cavium, a maker of semiconductors for the telecommunications industry, rose on better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cavium, Inc.	1.7%
2.	Evercore Partners, Inc., Class A	1.6
3.	John Bean Technologies Corp.	1.5
4.	Boyd Gaming Corp.	1.5
5.	Take-Two Interactive Software, Inc.	1.5
6.	RE/MAX Holdings, Inc., Class A	1.5
7.	Littelfuse, Inc.	1.5
8.	Texas Capital Bancshares, Inc.	1.5
9.	Masonite International Corp.	1.4
10.	Monolithic Power Systems, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.7%
Health Care	21.0
Industrials	17.4
Consumer Discretionary	14.2
Financials	6.5
Consumer Staples	4.3
Real Estate	2.7
Materials	2.4
Energy	1.9
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		6.28%	2.13%	10.61%	6.56%
Without Sales Charge		12.14	7.80	11.80	7.14
CLASS C SHARES	November 4, 1997
With CDSC***		10.88	6.26	11.25	6.56
Without CDSC		11.88	7.26	11.25	6.56
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	February 19, 2005	12.33	8.16	12.23	7.56
CLASS R2 SHARES	November 3, 2008	11.90	7.47	11.53	6.87
CLASS R5 SHARES	September 9, 2016	12.33	8.16	12.23	7.56
CLASS R6 SHARES	November 30, 2010	12.40	8.34	12.36	7.62
SELECT CLASS SHARES	March 26, 1996	12.21	8.04	12.08	7.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expense between classes.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.32%
Russell 2000 Value Index	24.19%

Net Assets as of 12/31/2016 (In Thousands)	$2,103,134

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the utilities and insurance sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer cyclical and software & services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Abercrombie & Fitch Co., USA Truck Inc. and Cypress Semiconductor Corp. Shares of Abercrombie & Fitch, a specialty apparel retailer, declined following weak earnings results due to poor performance at flagship stores. Shares of USA Truck, a transport carrier company, fell on continued quarterly losses and low sales growth. Shares of Cypress Semiconductor, a maker of computer chips that was not held in the Benchmark, fell on investor concerns about elevated debt levels and low operating margins.

Leading individual contributors to relative performance included the Fund’s overweight positions in Unisys Corp., Rex American Resources Corp. and Pier 1 Imports Inc. Shares of Unisys, an information technology provider, rose on better-than-expected earnings. Shares of Rex American Resources, an ethanol producer, rose on expectations that it will benefit from the policies of the incoming U.S. Congress. Shares of Pier 1 Imports, a home décor retailer, rose on better-than-expected sales and signs of a turnaround in its business.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Westamerica Bancorp	1.1%
2.	EMCOR Group, Inc.	1.1
3.	Benchmark Electronics, Inc.	1.1
4.	DigitalGlobe, Inc.	1.0
5.	ACCO Brands Corp.	1.0
6.	REX American Resources Corp.	1.0
7.	FTI Consulting, Inc.	0.9
8.	Primerica, Inc.	0.9
9.	FCB Financial Holdings, Inc., Class A	0.9
10.	Cooper Tire & Rubber Co.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.4%
Industrials	15.2
Information Technology	10.7
Real Estate	9.4
Consumer Discretionary	8.3
Utilities	5.7
Energy	5.1
Health Care	4.6
Materials	4.1
Consumer Staples	2.2
Telecommunication Services	0.5
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge**		15.76%	23.03%	14.06%	6.52%
Without Sales Charge		22.20	29.86	15.30	7.10
CLASS C SHARES	March 22, 1999
With CDSC***		20.84	28.09	14.59	6.45
Without CDSC		21.84	29.09	14.59	6.45
CLASS R2 SHARES	November 3, 2008	22.04	29.50	15.01	6.83
CLASS R3 SHARES	September 9, 2016	22.19	29.85	15.29	7.08
CLASS R4 SHARES	September 9, 2016	22.32	30.14	15.57	7.35
CLASS R5 SHARES	May 15, 2006	22.41	30.30	15.69	7.47
CLASS R6 SHARES	February 22, 2005	22.51	30.48	15.79	7.53
SELECT CLASS SHARES	January 27, 1995	22.32	30.14	15.58	7.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R4 Shares prior to their inception date are based on the performance of the Select Class Shares. Returns for the Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)* (1)	19.46%
Russell 2000 Index	18.68%

Net Assets as of 12/31/2016 (In Thousands)	$1,700,886

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s L Class Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the software & services sector and the semiconductor sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health services & systems sector and the financial services sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Rex American Resources Corp., InvenSense Inc. and Nutanix Inc. Shares of Rex American Resources, an ethanol producer, rose on expectations that it will benefit from the policies of the incoming U.S. Congress. Shares of InvenSense, a maker of motion tracking systems and gyroscopes for consumer electronics, rose after the company agreed to a $1.3 billion takeover by TDK Corp. Shares of Nutanix, a provider of so-called cloud computing technology, rose following its September 2016 initial public offering of stock.

Leading individual detractors from relative performance included the Fund’s underweight positions in Community Health Systems Inc. and its overweight positions in Huron Consulting Group Inc. and GNC Holdings Inc. Shares of Community Health Systems, a hospitals operator, rose on the company’s divestiture of some of its businesses. Shares of Huron Consulting Group, a provider of management consulting, fell following declining revenue from its health care business. Shares of GNC Holdings, a retailer of health supplements, fell after the company reported a larger-than-expected decline in earnings.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive lev-

els. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	FCB Financial Holdings, Inc., Class A	1.3%
2.	Take-Two Interactive Software, Inc.	1.2
3.	REX American Resources Corp.	1.2
4.	Children’s Place, Inc. (The)	1.2
5.	DigitalGlobe, Inc.	1.2
6.	ACCO Brands Corp.	1.1
7.	InvenSense, Inc.	1.1
8.	Aspen Technology, Inc.	1.1
9.	Cooper Tire & Rubber Co.	1.1
10.	InterDigital, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.4%
Information Technology	17.9
Industrials	16.0
Health Care	12.7
Consumer Discretionary	10.9
Real Estate	6.8
Energy	3.8
Materials	3.7
Utilities	3.2
Consumer Staples	2.7
Telecommunication Services	0.7
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were re-designated and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		12.96%	13.96%	15.03%	7.23%
Without Sales Charge		19.24	20.28	16.28	7.80
CLASS C SHARES	November 1, 2007
With CDSC***		17.95	18.61	15.69	7.32
Without CDSC		18.95	19.61	15.69	7.32
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 4, 1993	19.46	20.71	16.78	8.27
CLASS R2 SHARES	November 1, 2011	19.09	19.90	15.99	7.67
CLASS R3 SHARES	September 9, 2016	19.24	20.28	16.28	7.80
CLASS R4 SHARES	September 9, 2016	19.39	20.56	16.58	8.07
CLASS R5 SHARES	September 9, 2016	19.47	20.72	16.78	8.27
CLASS R6 SHARES	November 1, 2011	19.53	20.87	16.86	8.31
SELECT CLASS SHARES	September 10, 2001	19.37	20.55	16.58	8.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R4 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Select Class Shares.

Returns for Class R2 and R3 Shares prior to their inception date are based on the performance of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have similar expenses to Class A Shares and higher expenses than Select Class Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 14.3%
	Distributors — 1.1%
15	Pool Corp.	1,614

	Hotels, Restaurants & Leisure — 3.8%
113	Boyd Gaming Corp. (a)	2,288
36	Texas Roadhouse, Inc.	1,742
10	Vail Resorts, Inc.	1,649

		5,679

	Household Durables — 0.6%
81	TRI Pointe Group, Inc. (a)	932

	Internet & Direct Marketing Retail — 0.9%
36	Wayfair, Inc., Class A (a)	1,269

	Multiline Retail — 1.0%
52	Ollie’s Bargain Outlet Holdings, Inc. (a)	1,474

	Specialty Retail — 5.1%
19	Burlington Stores, Inc. (a)	1,642
20	Lithia Motors, Inc., Class A	1,971
18	Monro Muffler Brake, Inc.	1,004
17	Penske Automotive Group, Inc.	903
37	Tailored Brands, Inc.	940
56	Tile Shop Holdings, Inc. (a)	1,091

		7,551

	Textiles, Apparel & Luxury Goods — 1.8%
25	G-III Apparel Group Ltd. (a)	729
37	Kate Spade & Co. (a)	688
61	Wolverine World Wide, Inc.	1,333

		2,750

	Total Consumer Discretionary	21,269

	Consumer Staples — 4.4%
	Food & Staples Retailing — 2.4%
12	Casey’s General Stores, Inc.	1,428
48	Performance Food Group Co. (a)	1,148
49	Sprouts Farmers Market, Inc. (a)	924

		3,500

	Food Products — 1.2%
96	Freshpet, Inc. (a)	976
23	Snyder’s-Lance, Inc.	866

		1,842

	Personal Products — 0.8%
39	elf Beauty, Inc. (a)	1,139

	Total Consumer Staples	6,481

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
30	Delek US Holdings, Inc.	724
10	Diamondback Energy, Inc. (a)	1,038
25	RSP Permian, Inc. (a)	1,122

	Total Energy	2,884

	Financials — 6.6%
	Banks — 2.2%
7	Signature Bank (a)	1,061
28	Texas Capital Bancshares, Inc. (a)	2,188

		3,249

	Capital Markets — 3.7%
36	Evercore Partners, Inc., Class A	2,466
46	Financial Engines, Inc.	1,707
125	PennantPark Investment Corp.	960
40	WisdomTree Investments, Inc.	445

		5,578

	Thrifts & Mortgage Finance — 0.7%
34	BofI Holding, Inc. (a)	969

	Total Financials	9,796

	Health Care — 21.3%
	Biotechnology — 9.2%
23	ACADIA Pharmaceuticals, Inc. (a)	676
26	Acceleron Pharma, Inc. (a)	655
33	Axovant Sciences Ltd. (a)	415
55	Bellicum Pharmaceuticals, Inc. (a)	746
41	Coherus Biosciences, Inc. (a)	1,141
68	Exact Sciences Corp. (a)	912
29	FibroGen, Inc. (a)	620
96	Halozyme Therapeutics, Inc. (a)	950
64	Ignyta, Inc. (a)	337
53	Insmed, Inc. (a)	701
24	Kite Pharma, Inc. (a)	1,081
18	Neurocrine Biosciences, Inc. (a)	684
37	Portola Pharmaceuticals, Inc. (a)	838
33	REGENXBIO, Inc. (a)	605
25	Sage Therapeutics, Inc. (a)	1,260
17	Spark Therapeutics, Inc. (a)	871
9	Ultragenyx Pharmaceutical, Inc. (a)	598
38	Versartis, Inc. (a)	568

		13,658

	Health Care Equipment & Supplies — 4.6%
140	GenMark Diagnostics, Inc. (a)	1,710
29	Insulet Corp. (a)	1,089

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
64	K2M Group Holdings, Inc. (a)	1,284
19	Nevro Corp. (a)	1,365
170	Novadaq Technologies, Inc., (Canada) (a)	1,205
58	Unilife Corp. (a)	133

		6,786

	Health Care Providers & Services — 3.2%
42	Acadia Healthcare Co., Inc. (a)	1,405
36	Surgical Care Affiliates, Inc. (a)	1,661
13	WellCare Health Plans, Inc. (a)	1,755

		4,821

	Health Care Technology — 1.6%
84	Evolent Health, Inc., Class A (a)	1,250
30	Veeva Systems, Inc., Class A (a)	1,204

		2,454

	Pharmaceuticals — 2.7%
89	Horizon Pharma plc (a)	1,443
49	Nektar Therapeutics (a)	597
43	Revance Therapeutics, Inc. (a)	894
185	TherapeuticsMD, Inc. (a)	1,068

		4,002

	Total Health Care	31,721

	Industrials — 17.5%
	Aerospace & Defense — 2.2%
26	HEICO Corp.	1,973
27	Hexcel Corp.	1,368

		3,341

	Air Freight & Logistics — 0.7%
25	XPO Logistics, Inc. (a)	1,084

	Building Products — 5.4%
52	Advanced Drainage Systems, Inc.	1,077
21	Fortune Brands Home & Security, Inc.	1,112
11	Lennox International, Inc.	1,725
32	Masonite International Corp. (a)	2,075
31	Trex Co., Inc. (a)	2,000

		7,989

	Commercial Services & Supplies — 0.8%
55	Advanced Disposal Services, Inc. (a)	1,224

	Industrial Conglomerates — 0.7%
10	Carlisle Cos., Inc.	1,069

	Machinery — 4.2%
20	Graco, Inc.	1,637
27	John Bean Technologies Corp.	2,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
12	Middleby Corp. (The) (a)	1,515
12	Oshkosh Corp.	754

		6,199

	Road & Rail — 1.1%
19	Old Dominion Freight Line, Inc. (a)	1,598

	Trading Companies & Distributors — 2.4%
28	H&E Equipment Services, Inc.	660
48	Rush Enterprises, Inc., Class A (a)	1,522
9	Watsco, Inc.	1,347

		3,529

	Total Industrials	26,033

	Information Technology — 27.9%
	Communications Equipment — 1.0%
37	Ciena Corp. (a)	901
35	Quantenna Communications, Inc. (a)	628

		1,529

	Electronic Equipment, Instruments & Components — 1.5%
15	Littelfuse, Inc.	2,229

	Internet Software & Services — 9.4%
46	2U, Inc. (a)	1,373
34	Benefitfocus, Inc. (a)	997
33	Cornerstone OnDemand, Inc. (a)	1,416
7	CoStar Group, Inc. (a)	1,346
51	Envestnet, Inc. (a)	1,791
52	GoDaddy, Inc., Class A (a)	1,832
45	GrubHub, Inc. (a)	1,674
38	Instructure, Inc. (a)	751
21	Nutanix, Inc., Class A (a)	567
35	Shopify, Inc., (Canada), Class A (a)	1,516
24	Trade Desk, Inc. (The), Class A (a)	670

		13,933

	Semiconductors & Semiconductor Equipment — 7.3%
67	Advanced Micro Devices, Inc. (a)	758
41	Cavium, Inc. (a)	2,548
39	Inphi Corp. (a)	1,727
40	MACOM Technology Solutions Holdings, Inc. (a)	1,832
31	MKS Instruments, Inc.	1,856
25	Monolithic Power Systems, Inc.	2,057

		10,778

	Software — 8.4%
45	Atlassian Corp. plc, (Australia), Class A (a)	1,089
26	Guidewire Software, Inc. (a)	1,275

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
23	HubSpot, Inc. (a)	1,102
22	Imperva, Inc. (a)	831
21	Paycom Software, Inc. (a)	944
20	Proofpoint, Inc. (a)	1,393
79	RingCentral, Inc., Class A (a)	1,618
46	Take-Two Interactive Software, Inc. (a)	2,269
5	Tyler Technologies, Inc. (a)	724
60	Zendesk, Inc. (a)	1,266

		12,511

	Technology Hardware, Storage & Peripherals — 0.3%
59	Nimble Storage, Inc. (a)	469

	Total Information Technology	41,449

	Materials — 2.4%
	Construction Materials — 2.4%
21	Eagle Materials, Inc.	2,034
66	Summit Materials, Inc., Class A (a)	1,577

	Total Materials	3,611

	Real Estate — 2.7%
	Equity Real Estate Investment Trusts (REITs) — 1.2%
31	CubeSmart	827
20	Highwoods Properties, Inc.	1,002

		1,829

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 1.5%
40	RE/MAX Holdings, Inc., Class A	2,246

	Total Real Estate	4,075

	Total Common Stocks (Cost $101,763)	147,319

Short-Term Investment — 1.5%
	Investment Company — 1.5%
2,158	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,158)	2,158

	Total Investments — 100.5% (Cost $103,921)	149,477
	Liabilities in Excess of Other Assets — (0.5)%	(761)

	NET ASSETS — 100.0%	$148,716

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.4%
	Consumer Discretionary — 9.4%
	Auto Components — 2.7%
57	American Axle & Manufacturing Holdings, Inc. (a)	1,103
41	Cooper Tire & Rubber Co.	1,574
17	Cooper-Standard Holdings, Inc. (a)	1,742
9	Dana, Inc.	167
16	Horizon Global Corp. (a)	388
2	Stoneridge, Inc. (a)	35
5	Tower International, Inc.	143

		5,152

	Diversified Consumer Services — 0.3%
2	Capella Education Co.	160
21	K12, Inc. (a)	358

		518

	Hotels, Restaurants & Leisure — 1.4%
94	Bloomin’ Brands, Inc.	1,701
7	DineEquity, Inc.	547
1	Jack in the Box, Inc.	56
16	Ruth’s Hospitality Group, Inc.	289

		2,593

	Household Durables — 0.9%
14	Helen of Troy Ltd. (a)	1,164
3	Libbey, Inc.	50
19	Lifetime Brands, Inc.	342
2	NACCO Industries, Inc., Class A	165

		1,721

	Internet & Direct Marketing Retail — 0.1%
20	Liberty TripAdvisor Holdings, Inc., Class A (a)	296

	Leisure Products — 0.1%
8	Acushnet Holdings Corp. (a)	166

	Media — 0.5%
7	Gray Television, Inc. (a)	79
3	Nexstar Broadcasting Group, Inc., Class A	204
22	Sinclair Broadcast Group, Inc., Class A	747

		1,030

	Specialty Retail — 3.1%
27	Caleres, Inc.	886
18	Cato Corp. (The), Class A	535
18	Children’s Place, Inc. (The)	1,767
18	Express, Inc. (a)	195
339	Office Depot, Inc.	1,532
64	Rent-A-Center, Inc.	716
2	Tailored Brands, Inc.	51

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
13	Tilly’s, Inc., Class A (a)	178

		5,860

	Textiles, Apparel & Luxury Goods — 0.3%
13	Movado Group, Inc.	385
9	Perry Ellis International, Inc. (a)	227

		612

	Total Consumer Discretionary	17,948

	Consumer Staples — 2.8%
	Food & Staples Retailing — 1.0%
37	SpartanNash Co.	1,478
38	SUPERVALU, Inc. (a)	178
11	US Foods Holding Corp. (a)	291
1	Village Super Market, Inc., Class A	27

		1,974

	Food Products — 1.3%
34	Dean Foods Co.	741
27	Pilgrim’s Pride Corp.	522
4	Pinnacle Foods, Inc.	199
6	Post Holdings, Inc. (a)	474
3	Sanderson Farms, Inc.	302
2	TreeHouse Foods, Inc. (a)	166

		2,404

	Household Products — 0.4%
24	Central Garden & Pet Co., Class A (a)	738

	Personal Products — 0.1%
3	elf Beauty, Inc. (a)	98
2	USANA Health Sciences, Inc. (a)	97

		195

	Total Consumer Staples	5,311

	Energy — 3.7%
	Energy Equipment & Services — 1.5%
31	Archrock, Inc.	404
60	Atwood Oceanics, Inc. (a)	782
2	Helix Energy Solutions Group, Inc. (a)	21
13	Matrix Service Co. (a)	304
6	PHI, Inc. (Non-Voting) (a)	116
3	Pioneer Energy Services Corp. (a)	20
35	RigNet, Inc. (a)	815
48	Seadrill Ltd., (United Kingdom) (a)	163
13	Superior Energy Services, Inc. (a)	216

		2,841

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.2%
135	Abraxas Petroleum Corp. (a)	348
29	Bill Barrett Corp. (a)	201
8	Callon Petroleum Co. (a)	116
6	Carrizo Oil & Gas, Inc. (a)	224
3	Clayton Williams Energy, Inc. (a)	358
35	Delek US Holdings, Inc.	853
110	Denbury Resources, Inc. (a)	406
43	Eclipse Resources Corp. (a)	115
70	EP Energy Corp., Class A (a)	457
8	Green Plains, Inc.	219
27	Renewable Energy Group, Inc. (a)	262
1	REX American Resources Corp. (a)	60
1	SemGroup Corp., Class A	58
20	Westmoreland Coal Co. (a)	350
3	World Fuel Services Corp.	131

		4,158

	Total Energy	6,999

	Financials — 18.9%
	Banks — 11.2%
15	Banc of California, Inc.	261
8	Cathay General Bancorp	297
2	Community Trust Bancorp, Inc.	85
3	CU Bancorp (a)	115
4	Customers Bancorp, Inc. (a)	134
39	East West Bancorp, Inc.	1,986
31	Fidelity Southern Corp.	744
5	Financial Institutions, Inc.	167
159	First BanCorp, (Puerto Rico) (a)	1,052
5	First Business Financial Services, Inc.	114
23	First Commonwealth Financial Corp.	319
6	First Community Bancshares, Inc.	171
5	First Financial Bancorp	141
7	First Hawaiian, Inc.	258
4	First Merchants Corp.	169
5	Franklin Financial Network, Inc. (a)	218
50	Fulton Financial Corp.	938
12	Hancock Holding Co.	517
33	Hanmi Financial Corp.	1,148
13	Hilltop Holdings, Inc.	400
59	Hope Bancorp, Inc.	1,291
146	Huntington Bancshares, Inc.	1,925
1	IBERIABANK Corp.	111
4	MainSource Financial Group, Inc.	142
3	NBT Bancorp, Inc.	124
24	PacWest Bancorp	1,319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
42	Popular, Inc., (Puerto Rico)	1,827
10	Preferred Bank	543
2	Premier Financial Bancorp, Inc.	42
5	PrivateBancorp, Inc.	280
3	Sierra Bancorp	73
4	Southern National Bancorp of Virginia, Inc.	65
2	Stonegate Bank	83
2	SVB Financial Group (a)	276
102	TCF Financial Corp.	2,002
2	Towne Bank	70
15	TriCo Bancshares	525
15	TriState Capital Holdings, Inc. (a)	327
6	Triumph Bancorp, Inc. (a)	156
21	Zions Bancorp	904

		21,319

	Capital Markets — 1.1%
65	BGC Partners, Inc., Class A	667
3	Evercore Partners, Inc., Class A	209
5	Houlihan Lokey, Inc.	153
14	INTL. FCStone, Inc. (a)	558
1	MarketAxess Holdings, Inc.	176
4	Piper Jaffray Cos. (a)	291
1	Stifel Financial Corp. (a)	72

		2,126

	Consumer Finance — 1.2%
70	EZCORP, Inc., Class A (a)	741
34	FirstCash, Inc.	1,594

		2,335

	Diversified Financial Services — 0.1%
12	FNFV Group (a)	160
3	Marlin Business Services Corp.	57

		217

	Insurance — 2.7%
38	American Equity Investment Life Holding Co.	848
7	Aspen Insurance Holdings Ltd., (Bermuda)	400
50	CNO Financial Group, Inc.	960
11	First American Financial Corp.	403
6	HCI Group, Inc.	239
2	Horace Mann Educators Corp.	74
8	Kinsale Capital Group, Inc.	262
5	Maiden Holdings Ltd.	86
3	National General Holdings Corp.	84
4	Selective Insurance Group, Inc.	152

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
20	Stewart Information Services Corp.	935
4	United Fire Group, Inc.	196
14	Universal Insurance Holdings, Inc.	408

		5,047

	Mortgage Real Estate Investment Trusts (REITs) — 0.6%
33	Capstead Mortgage Corp.	336
59	Redwood Trust, Inc.	899

		1,235

	Thrifts & Mortgage Finance — 2.0%
7	Dime Community Bancshares, Inc.	139
36	Flagstar Bancorp, Inc. (a)	965
47	HomeStreet, Inc. (a)	1,473
7	Meta Financial Group, Inc.	741
9	PennyMac Financial Services, Inc., Class A (a)	142
9	Walker & Dunlop, Inc. (a)	267
2	Washington Federal, Inc.	61

		3,788

	Total Financials	36,067

	Health Care — 12.6%
	Biotechnology — 4.7%
8	Acceleron Pharma, Inc. (a)	194
13	Achillion Pharmaceuticals, Inc. (a)	55
10	Acorda Therapeutics, Inc. (a)	192
5	Adamas Pharmaceuticals, Inc. (a)	86
10	Aduro Biotech, Inc. (a)	108
1	Adverum Biotechnologies, Inc. (a)	3
2	Agios Pharmaceuticals, Inc. (a)	67
18	AMAG Pharmaceuticals, Inc. (a)	619
74	Amicus Therapeutics, Inc. (a)	365
10	Audentes Therapeutics, Inc. (a)	177
7	Bellicum Pharmaceuticals, Inc. (a)	94
7	Bluebird Bio, Inc. (a)	432
12	Blueprint Medicines Corp. (a)	345
18	Cara Therapeutics, Inc. (a)	168
39	Celldex Therapeutics, Inc. (a)	138
8	Clovis Oncology, Inc. (a)	342
7	Coherus Biosciences, Inc. (a)	191
9	Corvus Pharmaceuticals, Inc. (a)	129
3	Dimension Therapeutics, Inc. (a)	15
14	Dynavax Technologies Corp. (a)	54
21	Epizyme, Inc. (a)	248
8	Esperion Therapeutics, Inc. (a)	96
27	Exelixis, Inc. (a)	401
7	FibroGen, Inc. (a)	152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
1	Five Prime Therapeutics, Inc. (a)	30
7	Global Blood Therapeutics, Inc. (a)	104
5	Immune Design Corp. (a)	28
18	Insmed, Inc. (a)	239
19	Karyopharm Therapeutics, Inc. (a)	181
1	Loxo Oncology, Inc. (a)	29
8	MacroGenics, Inc. (a)	166
9	Neurocrine Biosciences, Inc. (a)	329
7	Ophthotech Corp. (a)	34
5	Puma Biotechnology, Inc. (a)	157
13	Ra Pharmaceuticals, Inc. (a)	194
3	Radius Health, Inc. (a)	110
7	Sage Therapeutics, Inc. (a)	347
7	Sarepta Therapeutics, Inc. (a)	189
15	Selecta Biosciences, Inc. (a)	259
3	Seres Therapeutics, Inc. (a)	29
5	Spark Therapeutics, Inc. (a)	235
53	Synergy Pharmaceuticals, Inc. (a)	325
13	Syros Pharmaceuticals, Inc. (a)	163
2	TESARO, Inc. (a)	242
5	Ultragenyx Pharmaceutical, Inc. (a)	366
10	Vanda Pharmaceuticals, Inc. (a)	158
10	Voyager Therapeutics, Inc. (a)	125
12	Xencor, Inc. (a)	311

		9,021

	Health Care Equipment & Supplies — 3.4%
20	AngioDynamics, Inc. (a)	332
13	Cardiovascular Systems, Inc. (a)	322
9	Cutera, Inc. (a)	156
3	Glaukos Corp. (a)	96
3	ICU Medical, Inc. (a)	464
15	Inogen, Inc. (a)	1,011
6	iRhythm Technologies, Inc. (a)	192
25	Masimo Corp. (a)	1,678
12	NuVasive, Inc. (a)	788
65	OraSure Technologies, Inc. (a)	569
9	Orthofix International NV (a)	308
5	West Pharmaceutical Services, Inc.	450

		6,366

	Health Care Providers & Services — 3.1%
2	BioTelemetry, Inc. (a)	51
93	Cross Country Healthcare, Inc. (a)	1,447
2	Envision Healthcare Corp. (a)	136
48	Healthways, Inc. (a)	1,085

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
27	Kindred Healthcare, Inc.	214
21	Molina Healthcare, Inc. (a)	1,124
10	Owens & Minor, Inc.	354
14	PharMerica Corp. (a)	346
13	RadNet, Inc. (a)	83
27	Surgery Partners, Inc. (a)	425
2	Surgical Care Affiliates, Inc. (a)	101
3	WellCare Health Plans, Inc. (a)	475

		5,841

	Health Care Technology — 0.3%
33	HMS Holdings Corp. (a)	598

	Life Sciences Tools & Services — 0.2%
3	Cambrex Corp. (a)	173
5	Medpace Holdings, Inc. (a)	191

		364

	Pharmaceuticals — 0.9%
8	Amphastar Pharmaceuticals, Inc. (a)	153
6	Cempra, Inc. (a)	18
6	Flex Pharma, Inc. (a)	31
28	Horizon Pharma plc (a)	447
22	Lipocine, Inc. (a)	82
6	Medicines Co. (The) (a)	217
7	Pacira Pharmaceuticals, Inc. (a)	239
7	Reata Pharmaceuticals, Inc., Class A (a)	155
9	Revance Therapeutics, Inc. (a)	186
5	Theravance Biopharma, Inc., (Cayman Islands) (a)	159

		1,687

	Total Health Care	23,877

	Industrials — 18.9%
	Aerospace & Defense — 1.5%
16	AAR Corp.	527
13	Engility Holdings, Inc. (a)	426
6	HEICO Corp., Class A	387
3	Moog, Inc., Class A (a)	204
51	Vectrus, Inc. (a)	1,228

		2,772

	Air Freight & Logistics — 0.3%
7	Atlas Air Worldwide Holdings, Inc. (a)	353
4	Park-Ohio Holdings Corp.	155

		508

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.3%
10	Hawaiian Holdings, Inc. (a)	564
54	SkyWest, Inc.	1,964

		2,528

	Building Products — 0.9%
2	American Woodmark Corp. (a)	187
23	NCI Building Systems, Inc. (a)	361
12	Universal Forest Products, Inc.	1,216

		1,764

	Commercial Services & Supplies — 3.4%
14	ABM Industries, Inc.	563
142	ACCO Brands Corp. (a)	1,853
18	CECO Environmental Corp.	244
26	Essendant, Inc.	537
2	Herman Miller, Inc.	85
16	Interface, Inc.	297
12	Kimball International, Inc., Class B	206
58	Quad/Graphics, Inc.	1,569
29	Steelcase, Inc., Class A	526
4	Viad Corp.	164
2	VSE Corp.	63
15	West Corp.	377

		6,484

	Construction & Engineering — 1.5%
14	EMCOR Group, Inc.	1,018
33	HC2 Holdings, Inc. (a)	193
32	MasTec, Inc. (a)	1,213
5	Orion Group Holdings, Inc. (a)	53
13	Tutor Perini Corp. (a)	356

		2,833

	Electrical Equipment — 1.3%
102	General Cable Corp.	1,942
8	Powell Industries, Inc.	293
3	Regal Beloit Corp.	224

		2,459

	Machinery — 3.7%
6	Barnes Group, Inc.	268
17	Columbus McKinnon Corp.	452
15	Federal Signal Corp.	241
54	Global Brass & Copper Holdings, Inc.	1,867
5	Greenbrier Cos., Inc. (The)	214
2	Hurco Cos., Inc.	63
4	Hyster-Yale Materials Handling, Inc.	242
9	Joy Global, Inc.	258

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — continued
7	Kadant, Inc.	445
3	Kennametal, Inc.	97
103	Meritor, Inc. (a)	1,281
1	Standex International Corp.	109
9	TriMas Corp. (a)	223
82	Wabash National Corp. (a)	1,292

		7,052

	Professional Services — 3.2%
61	Acacia Research Corp. (a)	393
31	Barrett Business Services, Inc.	1,981
5	CRA International, Inc.	171
18	Insperity, Inc.	1,248
2	Kelly Services, Inc., Class A	43
38	TriNet Group, Inc. (a)	966
31	TrueBlue, Inc. (a)	765
7	WageWorks, Inc. (a)	529

		6,096

	Road & Rail — 1.2%
66	ArcBest Corp.	1,816
2	Universal Logistics Holdings, Inc.	40
37	YRC Worldwide, Inc. (a)	487

		2,343

	Trading Companies & Distributors — 0.6%
8	Applied Industrial Technologies, Inc.	493
34	MRC Global, Inc. (a)	694

		1,187

	Total Industrials	36,026

	Information Technology — 17.3%
	Communications Equipment — 1.4%
7	Bel Fuse, Inc., Class B	223
40	EMCORE Corp.	345
269	Extreme Networks, Inc. (a)	1,352
35	Oclaro, Inc. (a)	316
21	Quantenna Communications, Inc. (a)	388

		2,624

	Electronic Equipment, Instruments & Components — 3.6%
33	Benchmark Electronics, Inc. (a)	1,017
46	Insight Enterprises, Inc. (a)	1,862
28	Kimball Electronics, Inc. (a)	511
2	Littelfuse, Inc.	361
8	Methode Electronics, Inc.	342
64	Sanmina Corp. (a)	2,327
5	Tech Data Corp. (a)	416

		6,836

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.1%
23	Bankrate, Inc. (a)	250
9	Carbonite, Inc. (a)	149
9	Cornerstone OnDemand, Inc. (a)	370
11	Coupa Software, Inc. (a)	263
31	Five9, Inc. (a)	438
13	Intralinks Holdings, Inc. (a)	178
18	Nutanix, Inc., Class A (a)	486
3	Q2 Holdings, Inc. (a)	85
151	RetailMeNot, Inc. (a)	1,401
6	Web.com Group, Inc. (a)	132
30	Xactly Corp. (a)	326

		4,078

	IT Services — 2.6%
2	Blackhawk Network Holdings, Inc. (a)	70
11	Euronet Worldwide, Inc. (a)	786
2	EVERTEC, Inc., (Puerto Rico)	40
9	ExlService Holdings, Inc. (a)	436
21	Planet Payment, Inc. (a)	84
5	Science Applications International Corp.	464
14	Sykes Enterprises, Inc. (a)	399
109	Travelport Worldwide Ltd.	1,537
83	Unisys Corp. (a)	1,244

		5,060

	Semiconductors & Semiconductor Equipment — 4.4%
2	Acacia Communications, Inc. (a)	105
12	Advanced Energy Industries, Inc. (a)	648
79	Advanced Micro Devices, Inc. (a)	896
29	Alpha & Omega Semiconductor Ltd. (a)	609
29	Amkor Technology, Inc. (a)	302
17	Cirrus Logic, Inc. (a)	961
29	Cohu, Inc.	407
97	Cypress Semiconductor Corp.	1,105
14	First Solar, Inc. (a)	458
65	IXYS Corp.	768
5	Nanometrics, Inc. (a)	114
14	NeoPhotonics Corp. (a)	152
5	PDF Solutions, Inc. (a)	106
7	Rudolph Technologies, Inc. (a)	157
55	Sigma Designs, Inc. (a)	329
79	Ultra Clean Holdings, Inc. (a)	764
55	Xcerra Corp. (a)	424

		8,305

	Software — 3.2%
6	8x8, Inc. (a)	89

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
93	A10 Networks, Inc. (a)	773
2	Blackline, Inc. (a)	52
15	CommVault Systems, Inc. (a)	766
4	Manhattan Associates, Inc. (a)	228
9	PTC, Inc. (a)	405
3	QAD, Inc., Class A	76
3	Qualys, Inc. (a)	95
42	RingCentral, Inc., Class A (a)	857
38	Take-Two Interactive Software, Inc. (a)	1,850
31	TiVo Corp. (a)	641
4	VASCO Data Security International, Inc. (a)	60
8	Zendesk, Inc. (a)	172

		6,064

	Total Information Technology	32,967

	Materials — 4.1%
	Chemicals — 2.3%
18	FutureFuel Corp.	248
18	Innophos Holdings, Inc.	915
1	Innospec, Inc.	86
12	Minerals Technologies, Inc.	959
14	OMNOVA Solutions, Inc. (a)	140
34	Trinseo SA	1,987

		4,335

	Construction Materials — 0.1%
6	Forterra, Inc. (a)	136

	Containers & Packaging — 0.6%
3	AEP Industries, Inc.	360
9	Berry Plastics Group, Inc. (a)	453
35	Graphic Packaging Holding Co.	435

		1,248

	Metals & Mining — 0.5%
55	AK Steel Holding Corp. (a)	557
6	Commercial Metals Co.	126
4	Ryerson Holding Corp. (a)	57
4	Worthington Industries, Inc.	202

		942

	Paper & Forest Products — 0.6%
13	Boise Cascade Co. (a)	297
19	Schweitzer-Mauduit International, Inc.	876

		1,173

	Total Materials	7,834

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 7.6%
	Equity Real Estate Investment Trusts (REITs) — 7.6%
1	Agree Realty Corp.	60
12	American Assets Trust, Inc.	505
4	American Campus Communities, Inc.	223
9	Armada Hoffler Properties, Inc.	138
121	Ashford Hospitality Trust, Inc.	941
29	Bluerock Residential Growth REIT, Inc.	396
9	Chatham Lodging Trust	184
8	Chesapeake Lodging Trust	203
9	CoreSite Realty Corp.	680
28	Cousins Properties, Inc.	236
10	CubeSmart	254
2	CyrusOne, Inc.	107
8	DCT Industrial Trust, Inc.	397
9	DDR Corp.	145
16	DiamondRock Hospitality Co.	185
9	DuPont Fabros Technology, Inc.	391
6	Easterly Government Properties, Inc.	110
8	Education Realty Trust, Inc.	332
4	EPR Properties	280
3	Equity One, Inc.	77
42	First Industrial Realty Trust, Inc.	1,191
3	Franklin Street Properties Corp.	40
5	Government Properties Income Trust	101
28	Gramercy Property Trust	261
7	Highwoods Properties, Inc.	362
6	Hudson Pacific Properties, Inc.	199
8	InfraREIT, Inc.	147
1	Life Storage, Inc.	51
13	LTC Properties, Inc.	615
29	New Senior Investment Group, Inc.	284
20	NexPoint Residential Trust, Inc.	456
3	Parkway, Inc. (a)	77
2	PS Business Parks, Inc.	210
9	RAIT Financial Trust	30
3	Ramco-Gershenson Properties Trust	46
54	Retail Opportunity Investments Corp.	1,134
22	Rexford Industrial Realty, Inc.	508
21	RLJ Lodging Trust	512
23	Silver Bay Realty Trust Corp.	389
48	Summit Hotel Properties, Inc.	765
3	Sun Communities, Inc.	192
37	Sunstone Hotel Investors, Inc.	567
22	Xenia Hotels & Resorts, Inc.	433

	Total Real Estate	14,414

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
7	IDT Corp., Class B	132
63	Inteliquent, Inc.	1,448

	Total Telecommunication Services	1,580

	Utilities — 3.3%
	Electric Utilities — 1.9%
2	El Paso Electric Co.	74
6	IDACORP, Inc.	518
3	MGE Energy, Inc.	213
37	Portland General Electric Co.	1,584
39	Spark Energy, Inc., Class A	1,196
2	Westar Energy, Inc.	122

		3,707

	Gas Utilities — 0.8%
13	New Jersey Resources Corp.	474
9	Southwest Gas Corp.	727
5	WGL Holdings, Inc.	351

		1,552

	Independent Power & Renewable Electricity Producers — 0.5%
14	Atlantic Power Corp. (a)	34
11	Ormat Technologies, Inc.	574
64	TerraForm Global, Inc., Class A (a)	254

		862

	Water Utilities — 0.1%
2	American States Water Co.	89

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — continued
2	Consolidated Water Co. Ltd., (Cayman Islands)	25

		114

	Total Utilities	6,235

	Total Common Stocks (Cost $132,495)	189,258

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
2	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
2,737	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,737)	2,737

	Total Investments — 100.8% (Cost $135,232)	191,995
	Liabilities in Excess of Other Assets — (0.8)%	(1,467)

	NET ASSETS — 100.0%	$190,528

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	Mini Russell 2000	03/17/17	USD	$1,900	$(42)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.4%
	Consumer Discretionary — 14.6%
	Auto Components — 0.9%
474	Drew Industries, Inc.	51,022

	Distributors — 1.7%
980	Pool Corp.	102,249

	Diversified Consumer Services — 1.0%
1,577	ServiceMaster Global Holdings, Inc. (a)	59,419

	Hotels, Restaurants & Leisure — 3.5%
1,696	Brinker International, Inc.	83,997
611	Monarch Casino & Resort, Inc. (a)	15,742
804	Papa John’s International, Inc.	68,798
1,423	Zoe’s Kitchen, Inc. (a)	34,148

		202,685

	Leisure Products — 2.2%
1,637	Acushnet Holdings Corp. (a)	32,274
1,455	Brunswick Corp.	79,362
1,013	Malibu Boats, Inc., Class A (a)	19,322

		130,958

	Media — 2.4%
1,885	Cinemark Holdings, Inc.	72,306
3,664	EW Scripps Co. (The), Class A (a)	70,823

		143,129

	Specialty Retail — 1.9%
2,968	American Eagle Outfitters, Inc.	45,018
4,453	Chico’s FAS, Inc.	64,073

		109,091

	Textiles, Apparel & Luxury Goods — 1.0%
361	Carter’s, Inc.	31,199
4,103	Crocs, Inc. (a)	28,145

		59,344

	Total Consumer Discretionary	857,897

	Consumer Staples — 3.9%
	Food & Staples Retailing — 1.0%
2,520	Performance Food Group Co. (a)	60,489

	Food Products — 1.1%
1,103	AdvancePierre Foods Holdings, Inc.	32,846
213	J&J Snack Foods Corp.	28,359

		61,205

	Household Products — 1.8%
848	Spectrum Brands Holdings, Inc.	103,708

	Total Consumer Staples	225,402

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 4.1%
	Energy Equipment & Services — 2.7%
269	Core Laboratories NV	32,340
642	Dril-Quip, Inc. (a)	38,570
3,351	Patterson-UTI Energy, Inc.	90,202

		161,112

	Oil, Gas & Consumable Fuels — 1.4%
174	Cimarex Energy Co.	23,591
6,474	Synergy Resources Corp. (a)	57,680

		81,271

	Total Energy	242,383

	Financials — 16.9%
	Banks — 11.4%
3,209	Associated Banc-Corp.	79,267
2,120	BankUnited, Inc.	79,889
789	Commerce Bancshares, Inc.	45,613
1,294	First Financial Bancorp	36,827
1,098	First Hawaiian, Inc.	38,218
3,615	First Horizon National Corp.	72,344
388	First Republic Bank	35,765
1,234	Glacier Bancorp, Inc.	44,718
1,284	Great Western Bancorp, Inc.	55,978
866	IBERIABANK Corp.	72,523
1,898	Umpqua Holdings Corp.	35,645
1,202	Western Alliance Bancorp (a)	58,556
136	Wintrust Financial Corp.	9,880

		665,223

	Capital Markets — 4.2%
1,089	Eaton Vance Corp.	45,610
281	FactSet Research Systems, Inc.	45,855
1,344	Janus Capital Group, Inc.	17,833
1,300	Lazard Ltd., Class A	53,420
761	Moelis & Co., Class A	25,785
812	Morningstar, Inc.	59,702

		248,205

	Insurance — 1.3%
416	Kinsale Capital Group, Inc.	14,138
1,109	ProAssurance Corp.	62,308

		76,446

	Total Financials	989,874

	Health Care — 11.9%
	Health Care Equipment & Supplies — 3.5%
244	ICU Medical, Inc. (a)	35,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
589	IDEXX Laboratories, Inc. (a)	69,091
1,171	West Pharmaceutical Services, Inc.	99,361

		204,412

	Health Care Providers & Services — 4.2%
592	Centene Corp. (a)	33,481
744	HealthEquity, Inc. (a)	30,158
2,081	HealthSouth Corp.	85,814
461	Magellan Health, Inc. (a)	34,714
460	WellCare Health Plans, Inc. (a)	62,999

		247,166

	Health Care Technology — 1.5%
1,063	Cotiviti Holdings, Inc. (a)	36,568
1,042	Medidata Solutions, Inc. (a)	51,732

		88,300

	Life Sciences Tools & Services — 1.3%
1,241	Patheon NV (a)	35,628
1,678	VWR Corp. (a)	42,007

		77,635

	Pharmaceuticals — 1.4%
3,002	Catalent, Inc. (a)	80,926

	Total Health Care	698,439

	Industrials — 18.9%
	Commercial Services & Supplies — 5.0%
1,887	Brady Corp., Class A	70,841
327	G&K Services, Inc., Class A	31,527
1,423	Herman Miller, Inc.	48,656
1,391	KAR Auction Services, Inc.	59,294
660	US Ecology, Inc.	32,429
611	Waste Connections, Inc., (Canada)	47,988

		290,735

	Electrical Equipment — 0.7%
1,077	Generac Holdings, Inc. (a)	43,886

	Machinery — 8.5%
2,511	Allison Transmission Holdings, Inc.	84,599
1,077	Altra Industrial Motion Corp.	39,742
996	Douglas Dynamics, Inc.	33,511
746	Lincoln Electric Holdings, Inc.	57,195
769	Proto Labs, Inc. (a)	39,478
894	RBC Bearings, Inc. (a)	82,948
2,843	Toro Co. (The)	159,057

		496,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.6%
2,048	Knight Transportation, Inc.	67,670
1,007	Landstar System, Inc.	85,901

		153,571

	Trading Companies & Distributors — 2.1%
1,029	Applied Industrial Technologies, Inc.	61,098
399	Watsco, Inc.	59,070

		120,168

	Total Industrials	1,104,890

	Information Technology — 8.9%
	Internet Software & Services — 1.9%
1,298	GrubHub, Inc. (a)	48,830
961	Instructure, Inc. (a)	18,779
1,620	Q2 Holdings, Inc. (a)	46,739

		114,348

	IT Services — 0.8%
1,248	CoreLogic, Inc. (a)	45,957

	Semiconductors & Semiconductor Equipment — 1.1%
1,026	Cabot Microelectronics Corp.	64,839

	Software — 5.1%
876	Aspen Technology, Inc. (a)	47,926
539	Blackbaud, Inc.	34,506
954	Guidewire Software, Inc. (a)	47,038
763	Imperva, Inc. (a)	29,282
213	Manhattan Associates, Inc. (a)	11,295
176	MicroStrategy, Inc., Class A (a)	34,823
720	Monotype Imaging Holdings, Inc.	14,301
587	Splunk, Inc. (a)	30,044
341	Tyler Technologies, Inc. (a)	48,684

		297,899

	Total Information Technology	523,043

	Materials — 5.4%
	Chemicals — 1.8%
1,493	GCP Applied Technologies, Inc. (a)	39,929
309	Quaker Chemical Corp.	39,575
1,177	Valvoline, Inc.	25,295

		104,799

	Containers & Packaging — 3.6%
1,603	AptarGroup, Inc.	117,734
1,190	Crown Holdings, Inc. (a)	62,572
592	Silgan Holdings, Inc.	30,284

		210,590

	Total Materials	315,389

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 6.2%
	Equity Real Estate Investment Trusts (REITs) — 4.5%
794	EastGroup Properties, Inc.	58,633
455	Mid-America Apartment Communities, Inc.	44,581
1,448	National Retail Properties, Inc.	63,980
1,542	Outfront Media, Inc.	38,359
2,347	RLJ Lodging Trust	57,486

		263,039

	Real Estate Management & Development — 1.7%
1,636	HFF, Inc., Class A	49,482
1,898	Realogy Holdings Corp.	48,834

		98,316

	Total Real Estate	361,355

	Utilities — 2.6%
	Electric Utilities — 1.3%
1,785	Portland General Electric Co.	77,325

	Multi-Utilities — 1.3%
1,275	NorthWestern Corp.	72,505

	Total Utilities	149,830

	Total Common Stocks (Cost $4,111,324)	5,468,502

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 1.1%
	U.S. Equity — 1.1%
490	iShares Russell 2000 Fund (Cost $62,319)	66,085

Short-Term Investment — 3.9%
	Investment Company — 3.9%
228,747	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $228,747)	228,747

	Total Investments — 98.4% (Cost $4,402,390)	5,763,334
	Other Assets in Excess of Liabilities — 1.6%	95,022

	NET ASSETS — 100.0%	$5,858,356

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 14.3%
	Distributors — 1.1%
112	Pool Corp.	11,734

	Hotels, Restaurants & Leisure — 3.8%
824	Boyd Gaming Corp. (a)	16,624
262	Texas Roadhouse, Inc.	12,660
74	Vail Resorts, Inc.	11,983

		41,267

	Household Durables — 0.6%
591	TRI Pointe Group, Inc. (a)	6,784

	Internet & Direct Marketing Retail — 0.9%
263	Wayfair, Inc., Class A (a)	9,229

	Multiline Retail — 1.0%
377	Ollie’s Bargain Outlet Holdings, Inc. (a)	10,718

	Specialty Retail — 5.1%
141	Burlington Stores, Inc. (a)	11,935
148	Lithia Motors, Inc., Class A	14,326
128	Monro Muffler Brake, Inc.	7,305
127	Penske Automotive Group, Inc.	6,570
268	Tailored Brands, Inc.	6,840
406	Tile Shop Holdings, Inc. (a)	7,938

		54,914

	Textiles, Apparel & Luxury Goods — 1.8%
180	G-III Apparel Group Ltd. (a)	5,307
269	Kate Spade & Co. (a)	5,020
441	Wolverine World Wide, Inc.	9,690

		20,017

	Total Consumer Discretionary	154,663

	Consumer Staples — 4.4%
	Food & Staples Retailing — 2.4%
87	Casey’s General Stores, Inc.	10,380
348	Performance Food Group Co. (a)	8,355
355	Sprouts Farmers Market, Inc. (a)	6,725

		25,460

	Food Products — 1.2%
700	Freshpet, Inc. (a)	7,108
164	Snyder’s-Lance, Inc.	6,304

		13,412

	Personal Products — 0.8%
286	elf Beauty, Inc. (a)	8,284

	Total Consumer Staples	47,156

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
219	Delek US Holdings, Inc.	5,277
75	Diamondback Energy, Inc. (a)	7,551
183	RSP Permian, Inc. (a)	8,168

	Total Energy	20,996

	Financials — 6.5%
	Banks — 2.1%
48	Signature Bank (a)	7,242
203	Texas Capital Bancshares, Inc. (a)	15,900

		23,142

	Capital Markets — 3.7%
261	Evercore Partners, Inc., Class A	17,913
338	Financial Engines, Inc.	12,408
913	PennantPark Investment Corp.	6,990
292	WisdomTree Investments, Inc.	3,252

		40,563

	Thrifts & Mortgage Finance — 0.7%
247	BofI Holding, Inc. (a)	7,051

	Total Financials	70,756

	Health Care — 21.1%
	Biotechnology — 9.2%
171	ACADIA Pharmaceuticals, Inc. (a)	4,932
187	Acceleron Pharma, Inc. (a)	4,771
244	Axovant Sciences Ltd. (a)	3,032
399	Bellicum Pharmaceuticals, Inc. (a)	5,429
295	Coherus Biosciences, Inc. (a)	8,303
497	Exact Sciences Corp. (a)	6,642
211	FibroGen, Inc. (a)	4,524
694	Halozyme Therapeutics, Inc. (a)	6,859
465	Ignyta, Inc. (a)	2,463
386	Insmed, Inc. (a)	5,111
175	Kite Pharma, Inc. (a)	7,867
129	Neurocrine Biosciences, Inc. (a)	4,981
272	Portola Pharmaceuticals, Inc. (a)	6,109
238	REGENXBIO, Inc. (a)	4,409
178	Sage Therapeutics, Inc. (a)	9,098
127	Spark Therapeutics, Inc. (a)	6,341
62	Ultragenyx Pharmaceutical, Inc. (a)	4,360
278	Versartis, Inc. (a)	4,144

		99,375

	Health Care Equipment & Supplies — 4.4%
1,016	GenMark Diagnostics, Inc. (a)	12,434
210	Insulet Corp. (a)	7,923

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
466	K2M Group Holdings, Inc. (a)	9,340
137	Nevro Corp. (a)	9,926
981	Novadaq Technologies, Inc., (Canada) (a)	6,956
395	Unilife Corp. (a)	909

		47,488

	Health Care Providers & Services — 3.2%
309	Acadia Healthcare Co., Inc. (a)	10,218
261	Surgical Care Affiliates, Inc. (a)	12,074
93	WellCare Health Plans, Inc. (a)	12,753

		35,045

	Health Care Technology — 1.6%
614	Evolent Health, Inc., Class A (a)	9,088
215	Veeva Systems, Inc., Class A (a)	8,763

		17,851

	Pharmaceuticals — 2.7%
648	Horizon Pharma plc (a)	10,491
355	Nektar Therapeutics (a)	4,355
312	Revance Therapeutics, Inc. (a)	6,454
1,347	TherapeuticsMD, Inc. (a)	7,773

		29,073

	Total Health Care	228,832

	Industrials — 17.5%
	Aerospace & Defense — 2.2%
186	HEICO Corp.	14,337
193	Hexcel Corp.	9,950

		24,287

	Air Freight & Logistics — 0.7%
183	XPO Logistics, Inc. (a)	7,885

	Building Products — 5.4%
380	Advanced Drainage Systems, Inc.	7,836
151	Fortune Brands Home & Security, Inc.	8,088
82	Lennox International, Inc.	12,537
229	Masonite International Corp. (a)	15,082
226	Trex Co., Inc. (a)	14,531

		58,074

	Commercial Services & Supplies — 0.8%
401	Advanced Disposal Services, Inc. (a)	8,905

	Industrial Conglomerates — 0.7%
70	Carlisle Cos., Inc.	7,775

	Machinery — 4.2%
143	Graco, Inc.	11,900
194	John Bean Technologies Corp.	16,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
85	Middleby Corp. (The) (a)	11,011
85	Oshkosh Corp.	5,489

		45,060

	Road & Rail — 1.1%
135	Old Dominion Freight Line, Inc. (a)	11,619

	Trading Companies & Distributors — 2.4%
207	H&E Equipment Services, Inc.	4,804
347	Rush Enterprises, Inc., Class A (a)	11,064
66	Watsco, Inc.	9,793

		25,661

	Total Industrials	189,266

	Information Technology — 27.8%
	Communications Equipment — 1.0%
269	Ciena Corp. (a)	6,559
252	Quantenna Communications, Inc. (a)	4,576

		11,135

	Electronic Equipment, Instruments & Components — 1.5%
107	Littelfuse, Inc.	16,196

	Internet Software & Services — 9.4%
330	2U, Inc. (a)	9,935
244	Benefitfocus, Inc. (a)	7,257
243	Cornerstone OnDemand, Inc. (a)	10,294
52	CoStar Group, Inc. (a)	9,787
369	Envestnet, Inc. (a)	13,015
381	GoDaddy, Inc., Class A (a)	13,316
324	GrubHub, Inc. (a)	12,172
280	Instructure, Inc. (a)	5,475
156	Nutanix, Inc., Class A (a)	4,135
257	Shopify, Inc., (Canada), Class A (a)	11,023
176	Trade Desk, Inc. (The), Class A (a)	4,881

		101,290

	Semiconductors & Semiconductor Equipment — 7.2%
483	Advanced Micro Devices, Inc. (a)	5,473
296	Cavium, Inc. (a)	18,510
281	Inphi Corp. (a)	12,556
288	MACOM Technology Solutions Holdings, Inc. (a)	13,312
227	MKS Instruments, Inc.	13,487
182	Monolithic Power Systems, Inc.	14,952

		78,290

	Software — 8.4%
329	Atlassian Corp. plc, (Australia), Class A (a)	7,922
188	Guidewire Software, Inc. (a)	9,272

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
171	HubSpot, Inc. (a)	8,021
158	Imperva, Inc. (a)	6,049
151	Paycom Software, Inc. (a)	6,874
143	Proofpoint, Inc. (a)	10,127
571	RingCentral, Inc., Class A (a)	11,758
335	Take-Two Interactive Software, Inc. (a)	16,488
37	Tyler Technologies, Inc. (a)	5,272
434	Zendesk, Inc. (a)	9,209

		90,992

	Technology Hardware, Storage & Peripherals — 0.3%
432	Nimble Storage, Inc. (a)	3,422

	Total Information Technology	301,325

	Materials — 2.4%
	Construction Materials — 2.4%
150	Eagle Materials, Inc.	14,782
482	Summit Materials, Inc., Class A (a)	11,462

	Total Materials	26,244

	Real Estate — 2.7%
	Equity Real Estate Investment Trusts (REITs) — 1.2%
225	CubeSmart	6,026
143	Highwoods Properties, Inc.	7,288

		13,314

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 1.5%
291	RE/MAX Holdings, Inc., Class A	16,318

	Total Real Estate	29,632

	Total Common Stocks (Cost $807,763)	1,068,870

Short-Term Investment — 1.9%
	Investment Company — 1.9%
20,862	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $20,862)	20,862

	Total Investments — 100.5% (Cost $828,625)	1,089,732
	Liabilities in Excess of Other Assets — (0.5)%	(5,673)

	NET ASSETS — 100.0%	$1,084,059

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 8.3%
	Auto Components — 1.6%
491	Cooper Tire & Rubber Co.	19,087
638	Dana, Inc.	12,107
170	Stoneridge, Inc. (a)	2,999

		34,193

	Diversified Consumer Services — 1.1%
75	American Public Education, Inc. (a)	1,844
310	Ascent Capital Group, Inc., Class A (a)	5,036
32	DeVry Education Group, Inc.	989
305	K12, Inc. (a)	5,235
607	Regis Corp. (a)	8,811

		21,915

	Hotels, Restaurants & Leisure — 1.2%
81	Bob Evans Farms, Inc.	4,283
44	Intrawest Resorts Holdings, Inc. (a)	782
886	La Quinta Holdings, Inc. (a)	12,586
85	Pinnacle Entertainment, Inc. (a)	1,234
70	Ruby Tuesday, Inc. (a)	226
299	Ruth’s Hospitality Group, Inc.	5,476
45	Speedway Motorsports, Inc.	969

		25,556

	Household Durables — 0.3%
46	CSS Industries, Inc.	1,245
268	Hovnanian Enterprises, Inc., Class A (a)	730
38	NACCO Industries, Inc., Class A	3,423
35	UCP, Inc., Class A (a)	418

		5,816

	Internet & Direct Marketing Retail — 0.2%
332	Liberty TripAdvisor Holdings, Inc., Class A (a)	4,995

	Leisure Products — 0.1%
59	Acushnet Holdings Corp. (a)	1,155
236	JAKKS Pacific, Inc. (a)	1,218

		2,373

	Media — 0.3%
165	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	421
246	Entercom Communications Corp., Class A	3,765
290	Radio One, Inc., Class D (a)	840

		5,026

	Multiline Retail — 0.2%
73	Dillard’s, Inc., Class A	4,589

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.7%
278	Aaron’s, Inc.	8,883
885	Abercrombie & Fitch Co., Class A	10,620
183	Children’s Place, Inc. (The)	18,514
1,078	Office Depot, Inc.	4,871
1,164	Pier 1 Imports, Inc.	9,944
398	Rent-A-Center, Inc.	4,480

		57,312

	Textiles, Apparel & Luxury Goods — 0.6%
537	Iconix Brand Group, Inc. (a)	5,015
248	Movado Group, Inc.	7,116

		12,131

	Total Consumer Discretionary	173,906

	Consumer Staples — 2.2%
	Food & Staples Retailing — 0.2%
100	SpartanNash Co.	3,970
17	Village Super Market, Inc., Class A	522

		4,492

	Food Products — 0.5%
577	Darling Ingredients, Inc. (a)	7,453
64	Dean Foods Co.	1,403
47	Fresh Del Monte Produce, Inc.	2,849

		11,705

	Household Products — 0.6%
405	Central Garden & Pet Co., Class A (a)	12,505

	Tobacco — 0.9%
50	Alliance One International, Inc. (a)	956
270	Universal Corp.	17,181

		18,137

	Total Consumer Staples	46,839

	Energy — 5.1%
	Energy Equipment & Services — 2.0%
44	Archrock, Inc.	578
134	Atwood Oceanics, Inc. (a)	1,757
37	Geospace Technologies Corp. (a)	745
339	Parker Drilling Co. (a)	882
1,436	Pioneer Energy Services Corp. (a)	9,833
82	SEACOR Holdings, Inc. (a)	5,838
4,117	Seadrill Ltd., (United Kingdom) (a)	14,038
292	Unit Corp. (a)	7,835

		41,506

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.1%
3	Adams Resources & Energy, Inc.	135
101	Alon USA Energy, Inc.	1,145
1,654	Bill Barrett Corp. (a)	11,559
371	Delek US Holdings, Inc.	8,920
2,070	Denbury Resources, Inc. (a)	7,616
1,870	EP Energy Corp., Class A (a)	12,248
229	Jones Energy, Inc., Class A (a)	1,147
202	REX American Resources Corp. (a)	19,987
428	Sanchez Energy Corp. (a)	3,864

		66,621

	Total Energy	108,127

	Financials — 30.5%
	Banks — 19.6%
119	1st Source Corp.	5,297
7	American National Bankshares, Inc.	240
71	BancFirst Corp.	6,560
411	BancorpSouth, Inc.	12,749
180	Bank of Hawaii Corp.	15,938
82	Brookline Bancorp, Inc.	1,351
34	Bryn Mawr Bank Corp.	1,429
201	Capital Bank Financial Corp., Class A	7,881
91	Cascade Bancorp (a)	741
227	Cathay General Bancorp	8,618
532	Central Pacific Financial Corp.	16,715
27	Central Valley Community Bancorp	531
9	Century Bancorp, Inc., Class A	540
21	Citizens & Northern Corp.	553
159	City Holding Co.	10,748
60	Columbia Banking System, Inc.	2,673
149	Community Bank System, Inc.	9,213
134	Community Trust Bancorp, Inc.	6,669
114	Customers Bancorp, Inc. (a)	4,091
14	East West Bancorp, Inc.	688
404	FCB Financial Holdings, Inc., Class A (a)	19,271
76	Financial Institutions, Inc.	2,613
33	First Bancorp	901
1,331	First BanCorp, (Puerto Rico) (a)	8,797
83	First Busey Corp.	2,558
9	First Citizens BancShares, Inc., Class A	3,230
1,335	First Commonwealth Financial Corp.	18,923
66	First Community Bancshares, Inc.	1,995
119	First Financial Bancorp	3,383
83	First Financial Bankshares, Inc.	3,761
23	First Financial Corp.	1,204
106	First Hawaiian, Inc.	3,691

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
97	First Interstate BancSystem, Inc., Class A	4,136
161	Flushing Financial Corp.	4,717
388	Fulton Financial Corp.	7,302
233	Glacier Bancorp, Inc.	8,445
40	Great Southern Bancorp, Inc.	2,208
163	Great Western Bancorp, Inc.	7,092
50	Guaranty Bancorp	1,208
366	Hancock Holding Co.	15,754
27	Heritage Financial Corp.	689
867	Hope Bancorp, Inc.	18,986
23	Independent Bank Corp.	495
1,070	Investors Bancorp, Inc.	14,919
46	Lakeland Financial Corp.	2,174
184	MainSource Financial Group, Inc.	6,322
21	Mercantile Bank Corp.	788
619	OFG Bancorp, (Puerto Rico)	8,105
86	Pacific Continental Corp.	1,879
171	PacWest Bancorp	9,309
58	Park Sterling Corp.	625
19	Preferred Bank	1,017
22	Republic Bancorp, Inc., Class A	850
24	S&T Bancorp, Inc.	941
29	Sandy Spring Bancorp, Inc.	1,172
19	Sierra Bancorp	497
83	Southside Bancshares, Inc.	3,133
134	Southwest Bancorp, Inc.	3,874
63	State Bank Financial Corp.	1,695
21	Stock Yards Bancorp, Inc.	981
19	Suffolk Bancorp	818
24	Tompkins Financial Corp.	2,297
28	TriState Capital Holdings, Inc. (a)	621
389	Trustmark Corp.	13,882
245	UMB Financial Corp.	18,863
648	Umpqua Holdings Corp.	12,175
442	Union Bankshares Corp.	15,782
13	Univest Corp. of Pennsylvania	407
83	Valley National Bancorp	968
42	Washington Trust Bancorp, Inc.	2,343
123	Webster Financial Corp.	6,660
25	West Bancorporation, Inc.	625
378	Westamerica Bancorp	23,775
17	Western Alliance Bancorp (a)	834

		412,915

	Capital Markets — 1.3%
48	Arlington Asset Investment Corp., Class A	708

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
53	Cowen Group, Inc., Class A (a)	826
55	Investment Technology Group, Inc.	1,092
809	KCG Holdings, Inc., Class A (a)	10,719
50	Oppenheimer Holdings, Inc., Class A	934
152	Stifel Financial Corp. (a)	7,572
30	Virtus Investment Partners, Inc.	3,553
50	Waddell & Reed Financial, Inc., Class A	970

		26,374

	Consumer Finance — 0.8%
371	EZCORP, Inc., Class A (a)	3,948
123	FirstCash, Inc.	5,804
99	Nelnet, Inc., Class A	5,044
62	Regional Management Corp. (a)	1,635

		16,431

	Diversified Financial Services — 0.1%
73	FNFV Group (a)	1,003
36	Marlin Business Services Corp.	744

		1,747

	Insurance — 4.1%
37	Arch Capital Group Ltd. (a)	3,231
72	Argo Group International Holdings Ltd.	4,718
767	CNO Financial Group, Inc.	14,688
13	Global Indemnity Ltd., (Cayman Islands) (a)	482
80	Hallmark Financial Services, Inc. (a)	934
257	Horace Mann Educators Corp.	11,012
1,520	MBIA, Inc. (a)	16,266
39	Navigators Group, Inc. (The)	4,604
280	Primerica, Inc.	19,383
193	ProAssurance Corp.	10,824
16	Universal Insurance Holdings, Inc.	460

		86,602

	Mortgage Real Estate Investment Trusts (REITs) — 1.7%
103	AG Mortgage Investment Trust, Inc.	1,761
244	ARMOUR Residential REIT, Inc.	5,286
1,123	Capstead Mortgage Corp.	11,438
2,202	CYS Investments, Inc.	17,024

		35,509

	Thrifts & Mortgage Finance — 2.9%
26	BankFinancial Corp.	391
985	Beneficial Bancorp, Inc.	18,119
287	Charter Financial Corp.	4,783
38	First Defiance Financial Corp.	1,913
22	Kearny Financial Corp.	336

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
361	Meridian Bancorp, Inc.	6,819
648	Northfield Bancorp, Inc.	12,938
30	Oritani Financial Corp.	570
17	Territorial Bancorp, Inc.	568
106	United Financial Bancorp, Inc.	1,929
255	Walker & Dunlop, Inc. (a)	7,968
97	Waterstone Financial, Inc.	1,787
84	WSFS Financial Corp.	3,875

		61,996

	Total Financials	641,574

	Health Care — 4.6%
	Biotechnology — 1.5%
37	ACADIA Pharmaceuticals, Inc. (a)	1,073
64	Acorda Therapeutics, Inc. (a)	1,194
8	Adverum Biotechnologies, Inc. (a)	24
72	AMAG Pharmaceuticals, Inc. (a)	2,495
229	Ardelyx, Inc. (a)	3,256
43	Cara Therapeutics, Inc. (a)	398
328	Chimerix, Inc. (a)	1,509
91	Enanta Pharmaceuticals, Inc. (a)	3,062
14	Epizyme, Inc. (a)	165
49	Five Prime Therapeutics, Inc. (a)	2,440
1,828	Idera Pharmaceuticals, Inc. (a)	2,741
15	Immune Design Corp. (a)	84
46	Insmed, Inc. (a)	611
6	Karyopharm Therapeutics, Inc. (a)	58
16	MacroGenics, Inc. (a)	321
81	NantKwest, Inc. (a)	462
172	PTC Therapeutics, Inc. (a)	1,873
69	Radius Health, Inc. (a)	2,609
666	Rigel Pharmaceuticals, Inc. (a)	1,584
6	Sage Therapeutics, Inc. (a)	281
82	Seres Therapeutics, Inc. (a)	813
13	Ultragenyx Pharmaceutical, Inc. (a)	886
146	Versartis, Inc. (a)	2,172
66	Voyager Therapeutics, Inc. (a)	845
15	Zafgen, Inc. (a)	49

		31,005

	Health Care Equipment & Supplies — 0.9%
250	Halyard Health, Inc. (a)	9,227
44	Inogen, Inc. (a)	2,962
188	Quidel Corp. (a)	4,027
102	Surmodics, Inc. (a)	2,588

		18,804

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 1.7%
34	Addus HomeCare Corp. (a)	1,185
542	Cross Country Healthcare, Inc. (a)	8,457
596	Healthways, Inc. (a)	13,554
60	Molina Healthcare, Inc. (a)	3,256
59	Owens & Minor, Inc.	2,079
312	Triple-S Management Corp., (Puerto Rico), Class B (a)	6,450
17	WellCare Health Plans, Inc. (a)	2,317

		37,298

	Pharmaceuticals — 0.5%
88	Amphastar Pharmaceuticals, Inc. (a)	1,621
474	Endocyte, Inc. (a)	1,210
155	Medicines Co. (The) (a)	5,274
113	MyoKardia, Inc. (a)	1,467
27	Revance Therapeutics, Inc. (a)	553

		10,125

	Total Health Care	97,232

	Industrials — 15.2%
	Aerospace & Defense — 2.1%
246	AAR Corp.	8,120
89	Curtiss-Wright Corp.	8,705
732	DigitalGlobe, Inc. (a)	20,966
95	Moog, Inc., Class A (a)	6,207

		43,998

	Air Freight & Logistics — 0.2%
80	Atlas Air Worldwide Holdings, Inc. (a)	4,193

	Airlines — 0.4%
92	Alaska Air Group, Inc.	8,137

	Building Products — 0.1%
26	Gibraltar Industries, Inc. (a)	1,100

	Commercial Services & Supplies — 2.7%
1,596	ACCO Brands Corp. (a)	20,824
815	ARC Document Solutions, Inc. (a)	4,142
137	CECO Environmental Corp.	1,915
92	Ennis, Inc.	1,591
132	Essendant, Inc.	2,763
377	Quad/Graphics, Inc.	10,136
143	VSE Corp.	5,542
367	West Corp.	9,080

		55,993

	Construction & Engineering — 1.4%
39	Argan, Inc.	2,772
335	EMCOR Group, Inc.	23,733

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — continued
96	MYR Group, Inc. (a)	3,624

		30,129

	Electrical Equipment — 0.3%
205	General Cable Corp.	3,911
66	Powell Industries, Inc.	2,562

		6,473

	Machinery — 3.0%
104	AGCO Corp.	6,040
295	Briggs & Stratton Corp.	6,560
390	Douglas Dynamics, Inc.	13,120
28	Graham Corp.	625
81	Greenbrier Cos., Inc. (The)	3,357
58	Hurco Cos., Inc.	1,920
17	Hyster-Yale Materials Handling, Inc.	1,081
403	Joy Global, Inc.	11,295
111	Kadant, Inc.	6,793
21	Kennametal, Inc.	663
794	Wabash National Corp. (a)	12,558

		64,012

	Marine — 0.2%
144	Matson, Inc.	5,086

	Professional Services — 2.8%
1,044	Acacia Research Corp. (a)	6,788
134	Barrett Business Services, Inc.	8,565
54	Franklin Covey Co. (a)	1,084
431	FTI Consulting, Inc. (a)	19,434
326	Huron Consulting Group, Inc. (a)	16,487
163	RPX Corp. (a)	1,758
198	TriNet Group, Inc. (a)	5,083

		59,199

	Road & Rail — 0.9%
5	AMERCO	1,811
350	ArcBest Corp.	9,675
345	USA Truck, Inc. (a)	3,000
368	YRC Worldwide, Inc. (a)	4,882

		19,368

	Trading Companies & Distributors — 1.1%
160	DXP Enterprises, Inc. (a)	5,562
584	MRC Global, Inc. (a)	11,830
335	Titan Machinery, Inc. (a)	4,876

		22,268

	Total Industrials	319,956

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Information Technology — 10.8%
	Communications Equipment — 1.5%
242	Bel Fuse, Inc., Class B	7,462
416	Black Box Corp.	6,349
165	Comtech Telecommunications Corp.	1,954
74	InterDigital, Inc.	6,742
175	NETGEAR, Inc. (a)	9,533

		32,040

	Electronic Equipment, Instruments & Components — 3.5%
733	Benchmark Electronics, Inc. (a)	22,353
224	Insight Enterprises, Inc. (a)	9,055
741	InvenSense, Inc. (a)	9,481
67	Sanmina Corp. (a)	2,448
61	SYNNEX Corp.	7,406
134	Tech Data Corp. (a)	11,330
710	Vishay Intertechnology, Inc.	11,509

		73,582

	Internet Software & Services — 0.4%
183	Bazaarvoice, Inc. (a)	888
338	EarthLink Holdings Corp.	1,906
87	Intralinks Holdings, Inc. (a)	1,180
60	Liquidity Services, Inc. (a)	587
387	RetailMeNot, Inc. (a)	3,596

		8,157

	IT Services — 1.0%
21	Convergys Corp.	514
224	Datalink Corp. (a)	2,522
38	EVERTEC, Inc., (Puerto Rico)	671
1,100	Unisys Corp. (a)	16,439

		20,146

	Semiconductors & Semiconductor Equipment — 2.5%
289	Advanced Energy Industries, Inc. (a)	15,817
318	Alpha & Omega Semiconductor Ltd. (a)	6,762
820	Amkor Technology, Inc. (a)	8,653
915	Cypress Semiconductor Corp.	10,465
224	IXYS Corp.	2,669
1,043	Xcerra Corp. (a)	7,966

		52,332

	Software — 1.9%
31	Aspen Technology, Inc. (a)	1,712
70	Fair Isaac Corp.	8,357
223	Mentor Graphics Corp.	8,219
91	Progress Software Corp.	2,896

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
297	Rubicon Project, Inc. (The) (a)	2,203
293	Take-Two Interactive Software, Inc. (a)	14,457
105	TiVo Corp. (a)	2,188

		40,032

	Total Information Technology	226,289

	Materials — 4.2%
	Chemicals — 1.5%
103	American Vanguard Corp.	1,968
23	Innophos Holdings, Inc.	1,223
49	Innospec, Inc.	3,377
115	Minerals Technologies, Inc.	8,876
970	Rayonier Advanced Materials, Inc.	15,001

		30,445

	Construction Materials — 0.1%
81	Forterra, Inc. (a)	1,755

	Containers & Packaging — 0.3%
402	Graphic Packaging Holding Co.	5,021
60	Myers Industries, Inc.	859

		5,880

	Metals & Mining — 1.8%
780	AK Steel Holding Corp. (a)	7,968
273	Carpenter Technology Corp.	9,885
125	Cliffs Natural Resources, Inc. (a)	1,050
61	Olympic Steel, Inc.	1,471
24	Ryerson Holding Corp. (a)	319
219	Schnitzer Steel Industries, Inc., Class A	5,628
256	Worthington Industries, Inc.	12,154

		38,475

	Paper & Forest Products — 0.5%
109	Domtar Corp.	4,239
145	Schweitzer-Mauduit International, Inc.	6,579

		10,818

	Total Materials	87,373

	Real Estate — 9.4%
	Equity Real Estate Investment Trusts (REITs) — 8.5%
25	American Assets Trust, Inc.	1,090
216	Apartment Investment & Management Co., Class A	9,800
980	Ashford Hospitality Trust, Inc.	7,603
396	CBL & Associates Properties, Inc.	4,559
301	Cedar Realty Trust, Inc.	1,964
91	CoreSite Realty Corp.	7,231

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
345	DCT Industrial Trust, Inc.	16,539
349	DiamondRock Hospitality Co.	4,025
76	DuPont Fabros Technology, Inc.	3,339
72	EPR Properties	5,182
778	FelCor Lodging Trust, Inc.	6,234
138	First Industrial Realty Trust, Inc.	3,871
535	First Potomac Realty Trust	5,866
53	Franklin Street Properties Corp.	691
160	Getty Realty Corp.	4,079
80	Gladstone Commercial Corp.	1,608
500	Government Properties Income Trust	9,523
216	Gramercy Property Trust	1,986
33	Highwoods Properties, Inc.	1,658
174	Hospitality Properties Trust	5,535
233	InfraREIT, Inc.	4,168
133	Kite Realty Group Trust	3,125
87	LaSalle Hotel Properties	2,648
108	LTC Properties, Inc.	5,083
139	Mack-Cali Realty Corp.	4,042
16	Mid-America Apartment Communities, Inc.	1,544
256	Monogram Residential Trust, Inc.	2,766
141	Pebblebrook Hotel Trust	4,186
329	Pennsylvania REIT	6,228
201	Potlatch Corp.	8,367
92	PS Business Parks, Inc.	10,731
505	RAIT Financial Trust	1,696
347	RLJ Lodging Trust	8,508
13	Saul Centers, Inc.	866
71	Silver Bay Realty Trust Corp.	1,215
493	Sunstone Hotel Investors, Inc.	7,525
15	Taubman Centers, Inc.	1,109
85	Urstadt Biddle Properties, Inc., Class A	2,054
7	Washington Prime Group, Inc.	69
10	Washington REIT	330

		178,643

	Real Estate Management & Development — 0.9%
151	Alexander & Baldwin, Inc.	6,789
497	Forestar Group, Inc. (a)	6,612
358	St Joe Co. (The) (a)	6,794

		20,195

	Total Real Estate	198,838

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
230	Intelsat SA (a)	615

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
1,372	Windstream Holdings, Inc.	10,055

	Total Telecommunication Services	10,670

	Utilities — 5.7%
	Electric Utilities — 1.5%
326	El Paso Electric Co.	15,164
362	Portland General Electric Co.	15,685
24	Spark Energy, Inc., Class A	721

		31,570

	Gas Utilities — 1.9%
245	Northwest Natural Gas Co.	14,651
165	Southwest Gas Corp.	12,635
195	Spire, Inc.	12,600

		39,886

	Independent Power & Renewable Electricity Producers — 0.7%
2,285	Atlantic Power Corp. (a)	5,712
746	Dynegy, Inc. (a)	6,312
49	Ormat Technologies, Inc.	2,633

		14,657

	Multi-Utilities — 1.0%
272	Avista Corp.	10,877
144	NorthWestern Corp.	8,184
57	Unitil Corp.	2,566

		21,627

	Water Utilities — 0.6%
177	American States Water Co.	8,060
122	California Water Service Group	4,136
		12,196

	Total Utilities	119,936

	Total Common Stocks (Cost $1,502,795)	2,030,740

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
3	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.8%
	Investment Company — 3.8%
79,623	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $79,623)	79,623

	Total Investments — 100.3% (Cost $1,582,418)	2,110,363
	Liabilities in Excess of Other Assets — (0.3)%	(7,229)

	NET ASSETS — 100.0%	$2,103,134

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,103	Mini Russell 2000	03/17/17	USD	$74,833	$(1,495)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 11.0%
	Auto Components — 2.5%
42	American Axle & Manufacturing Holdings, Inc. (a)	801
474	Cooper Tire & Rubber Co.	18,426
281	Dana, Inc.	5,341
372	Stoneridge, Inc. (a)	6,588
188	Tenneco, Inc. (a)	11,726

		42,882

	Diversified Consumer Services — 1.0%
187	Ascent Capital Group, Inc., Class A (a)	3,039
282	Houghton Mifflin Harcourt Co. (a)	3,062
9	K12, Inc. (a)	153
437	Regis Corp. (a)	6,351
60	Strayer Education, Inc. (a)	4,862

		17,467

	Hotels, Restaurants & Leisure — 1.9%
580	Bloomin’ Brands, Inc.	10,454
42	Boyd Gaming Corp. (a)	841
11	DineEquity, Inc.	808
25	Intrawest Resorts Holdings, Inc. (a)	451
326	La Quinta Holdings, Inc. (a)	4,637
313	Ruby Tuesday, Inc. (a)	1,012
69	Scientific Games Corp., Class A (a)	970
429	Sonic Corp.	11,381
95	Speedway Motorsports, Inc.	2,050

		32,604

	Household Durables — 0.7%
96	Leggett & Platt, Inc.	4,698
68	NACCO Industries, Inc., Class A	6,130
43	UCP, Inc., Class A (a)	512

		11,340

	Internet & Direct Marketing Retail — 0.2%
158	Liberty TripAdvisor Holdings, Inc., Class A (a)	2,376

	Leisure Products — 0.2%
51	Acushnet Holdings Corp. (a)	1,003
409	JAKKS Pacific, Inc. (a)	2,106

		3,109

	Media — 0.9%
84	Nexstar Broadcasting Group, Inc., Class A	5,298
315	Sinclair Broadcast Group, Inc., Class A	10,519

		15,817

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.5%
153	Big Lots, Inc.	7,672
18	Dillard’s, Inc., Class A	1,147

		8,819

	Specialty Retail — 2.8%
57	Aaron’s, Inc.	1,823
112	Abercrombie & Fitch Co., Class A	1,339
207	Children’s Place, Inc. (The)	20,877
523	GNC Holdings, Inc., Class A	5,768
393	Office Depot, Inc.	1,778
1,101	Pier 1 Imports, Inc.	9,401
242	Select Comfort Corp. (a)	5,483

		46,469

	Textiles, Apparel & Luxury Goods — 0.3%
244	Iconix Brand Group, Inc. (a)	2,281
107	Movado Group, Inc.	3,062

		5,343

	Total Consumer Discretionary	186,226

	Consumer Staples — 2.7%
	Food & Staples Retailing — 0.3%
102	Ingles Markets, Inc., Class A	4,925

	Food Products — 1.8%
1,021	Darling Ingredients, Inc. (a)	13,185
293	Dean Foods Co.	6,371
187	Pilgrim’s Pride Corp.	3,553
56	Post Holdings, Inc. (a)	4,494
24	Sanderson Farms, Inc.	2,243
23	Seneca Foods Corp., Class A (a)	909

		30,755

	Personal Products — 0.1%
35	elf Beauty, Inc. (a)	998
20	Herbalife Ltd. (a)	963
15	Medifast, Inc.	629

		2,590

	Tobacco — 0.5%
44	Alliance One International, Inc. (a)	837
117	Universal Corp.	7,484

		8,321

	Total Consumer Staples	46,591

	Energy — 3.8%
	Energy Equipment & Services — 1.0%
71	Archrock, Inc.	941
354	Parker Drilling Co. (a)	921

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
297	Pioneer Energy Services Corp. (a)	2,037
121	SEACOR Holdings, Inc. (a)	8,646
321	Seadrill Ltd., (United Kingdom) (a)	1,095
137	Unit Corp. (a)	3,671

		17,311

	Oil, Gas & Consumable Fuels — 2.8%
16	Adams Resources & Energy, Inc.	642
1,196	Bill Barrett Corp. (a)	8,362
1,495	Denbury Resources, Inc. (a)	5,501
781	EP Energy Corp., Class A (a)	5,118
251	Renewable Energy Group, Inc. (a)	2,434
212	REX American Resources Corp. (a)	20,965
367	Sanchez Energy Corp. (a)	3,313
44	Western Refining, Inc.	1,669

		48,004

	Total Energy	65,315

	Financials — 18.5%
	Banks — 10.4%
60	1st Source Corp.	2,679
93	BancFirst Corp.	8,607
246	BancorpSouth, Inc.	7,626
192	Capital Bank Financial Corp., Class A	7,540
96	Cathay General Bancorp	3,655
337	Central Pacific Financial Corp.	10,576
23	Central Valley Community Bancorp	449
38	Chemical Financial Corp.	2,042
25	Citizens & Northern Corp.	655
61	City Holding Co.	4,130
396	CVB Financial Corp.	9,087
4	East West Bancorp, Inc.	205
478	FCB Financial Holdings, Inc., Class A (a)	22,791
421	First Commonwealth Financial Corp.	5,964
27	First Community Bancshares, Inc.	808
66	First Financial Bancorp	1,881
89	First Hawaiian, Inc.	3,085
67	First Interstate BancSystem, Inc., Class A	2,864
82	Flushing Financial Corp.	2,395
103	Fulton Financial Corp.	1,938
33	Great Western Bancorp, Inc.	1,438
41	Guaranty Bancorp	980
196	Hope Bancorp, Inc.	4,295
59	IBERIABANK Corp.	4,929
95	Independent Bank Corp.	2,666
270	Investors Bancorp, Inc.	3,759

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
29	MainSource Financial Group, Inc.	1,008
22	National Bank Holdings Corp., Class A	716
232	OFG Bancorp, (Puerto Rico)	3,039
66	PacWest Bancorp	3,577
28	Sierra Bancorp	737
39	Simmons First National Corp., Class A	2,436
19	Southside Bancshares, Inc.	709
20	Southwest Bancorp, Inc.	592
82	Suffolk Bancorp	3,498
247	TCF Financial Corp.	4,839
85	Trustmark Corp.	3,020
59	UMB Financial Corp.	4,581
318	Union Bankshares Corp.	11,358
56	Webster Financial Corp.	3,040
69	West Bancorporation, Inc.	1,707
255	Westamerica Bancorp	16,022

		177,923

	Capital Markets — 1.0%
24	Cowen Group, Inc., Class A (a)	374
35	Federated Investors, Inc., Class B	995
13	Houlihan Lokey, Inc.	392
193	KCG Holdings, Inc., Class A (a)	2,563
52	MarketAxess Holdings, Inc.	7,625
54	Stifel Financial Corp. (a)	2,702
20	Virtus Investment Partners, Inc.	2,385
33	Waddell & Reed Financial, Inc., Class A	644

		17,680

	Consumer Finance — 0.9%
11	Credit Acceptance Corp. (a)	2,327
504	EZCORP, Inc., Class A (a)	5,370
52	FirstCash, Inc.	2,440
81	Nelnet, Inc., Class A	4,090
19	Regional Management Corp. (a)	510

		14,737

	Insurance — 2.5%
18	Ambac Financial Group, Inc. (a)	403
74	American Equity Investment Life Holding Co.	1,659
28	Aspen Insurance Holdings Ltd., (Bermuda)	1,523
339	CNO Financial Group, Inc.	6,498
62	First American Financial Corp.	2,278
23	Global Indemnity Ltd., (Cayman Islands) (a)	867
79	Kemper Corp.	3,513
581	MBIA, Inc. (a)	6,217
53	Navigators Group, Inc. (The)	6,241

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
98	Primerica, Inc.	6,790
78	ProAssurance Corp.	4,400
15	Stewart Information Services Corp.	696
28	Universal Insurance Holdings, Inc.	787

		41,872

	Mortgage Real Estate Investment Trusts (REITs) — 1.2%
675	Capstead Mortgage Corp.	6,874
1,666	CYS Investments, Inc.	12,876

		19,750

	Thrifts & Mortgage Finance — 2.5%
21	BankFinancial Corp.	307
432	Beneficial Bancorp, Inc.	7,941
22	Capitol Federal Financial, Inc.	367
72	Charter Financial Corp.	1,195
22	First Defiance Financial Corp.	1,116
612	Meridian Bancorp, Inc.	11,565
252	MGIC Investment Corp. (a)	2,566
117	NMI Holdings, Inc., Class A (a)	1,246
584	Northfield Bancorp, Inc.	11,665
148	Walker & Dunlop, Inc. (a)	4,602

		42,570

	Total Financials	314,532

	Health Care — 12.7%
	Biotechnology — 5.1%
99	ACADIA Pharmaceuticals, Inc. (a)	2,867
97	Adamas Pharmaceuticals, Inc. (a)	1,636
16	Aduro Biotech, Inc. (a)	185
157	Aimmune Therapeutics, Inc. (a)	3,217
104	AMAG Pharmaceuticals, Inc. (a)	3,616
616	Amicus Therapeutics, Inc. (a)	3,064
33	Ardelyx, Inc. (a)	473
359	Arrowhead Pharmaceuticals, Inc. (a)	556
24	Audentes Therapeutics, Inc. (a)	431
30	Avexis, Inc. (a)	1,422
128	Bellicum Pharmaceuticals, Inc. (a)	1,739
38	Blueprint Medicines Corp. (a)	1,055
93	Cara Therapeutics, Inc. (a)	862
40	Chimerix, Inc. (a)	184
85	Clovis Oncology, Inc. (a)	3,758
77	Coherus Biosciences, Inc. (a)	2,176
46	Dimension Therapeutics, Inc. (a)	201
108	Edge Therapeutics, Inc. (a)	1,351
158	Exelixis, Inc. (a)	2,356
89	FibroGen, Inc. (a)	1,913

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
43	Five Prime Therapeutics, Inc. (a)	2,150
102	Flexion Therapeutics, Inc. (a)	1,948
96	Global Blood Therapeutics, Inc. (a)	1,390
132	Halozyme Therapeutics, Inc. (a)	1,302
55	Heron Therapeutics, Inc. (a)	724
195	Idera Pharmaceuticals, Inc. (a)	293
143	Immune Design Corp. (a)	788
202	Infinity Pharmaceuticals, Inc. (a)	273
157	Karyopharm Therapeutics, Inc. (a)	1,477
39	Kite Pharma, Inc. (a)	1,762
156	Lexicon Pharmaceuticals, Inc. (a)	2,160
106	Neurocrine Biosciences, Inc. (a)	4,110
44	Ophthotech Corp. (a)	211
52	Portola Pharmaceuticals, Inc. (a)	1,165
149	Proteostasis Therapeutics, Inc. (a)	1,822
81	Prothena Corp. plc, (Ireland) (a)	3,965
319	PTC Therapeutics, Inc. (a)	3,481
36	Puma Biotechnology, Inc. (a)	1,108
34	Ra Pharmaceuticals, Inc. (a)	513
56	Radius Health, Inc. (a)	2,134
59	Sage Therapeutics, Inc. (a)	3,018
101	Selecta Biosciences, Inc. (a)	1,729
45	Seres Therapeutics, Inc. (a)	449
21	Spark Therapeutics, Inc. (a)	1,023
684	Synergy Pharmaceuticals, Inc. (a)	4,163
17	TESARO, Inc. (a)	2,313
89	Tokai Pharmaceuticals, Inc. (a)	87
48	Ultragenyx Pharmaceutical, Inc. (a)	3,389
56	Versartis, Inc. (a)	834
157	Xencor, Inc. (a)	4,122
12	Zafgen, Inc. (a)	38

		87,003

	Health Care Equipment & Supplies — 2.4%
175	Halyard Health, Inc. (a)	6,475
120	Inogen, Inc. (a)	8,047
196	Orthofix International NV (a)	7,088
284	Quidel Corp. (a)	6,087
205	Surmodics, Inc. (a)	5,202
22	Utah Medical Products, Inc.	1,586
271	Wright Medical Group NV (a)	6,223

		40,708

	Health Care Providers & Services — 4.0%
266	Civitas Solutions, Inc. (a)	5,286
560	Cross Country Healthcare, Inc. (a)	8,734
101	Genesis Healthcare, Inc. (a)	429

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
717	Healthways, Inc. (a)	16,300
73	Landauer, Inc.	3,521
72	Molina Healthcare, Inc. (a)	3,923
234	Owens & Minor, Inc.	8,272
817	Quorum Health Corp. (a)	5,937
94	Surgical Care Affiliates, Inc. (a)	4,359
281	Triple-S Management Corp., (Puerto Rico), Class B (a)	5,825
37	WellCare Health Plans, Inc. (a)	5,099

		67,685

	Health Care Technology — 0.2%
249	HMS Holdings Corp. (a)	4,524

	Life Sciences Tools & Services — 0.3%
28	Cambrex Corp. (a)	1,527
70	INC Research Holdings, Inc., Class A (a)	3,692

		5,219

	Pharmaceuticals — 0.7%
107	Amphastar Pharmaceuticals, Inc. (a)	1,965
138	Axsome Therapeutics, Inc. (a)	933
75	Horizon Pharma plc (a)	1,218
82	Pacira Pharmaceuticals, Inc. (a)	2,633
34	Prestige Brands Holdings, Inc. (a)	1,756
63	Reata Pharmaceuticals, Inc., Class A (a)	1,375
80	Revance Therapeutics, Inc. (a)	1,664

		11,544

	Total Health Care	216,683

	Industrials — 16.1%
	Aerospace & Defense — 2.0%
92	AAR Corp.	3,047
76	Curtiss-Wright Corp.	7,466
688	DigitalGlobe, Inc. (a)	19,723
70	Moog, Inc., Class A (a)	4,571

		34,807

	Air Freight & Logistics — 0.1%
32	Atlas Air Worldwide Holdings, Inc. (a)	1,643

	Airlines — 0.7%
128	Alaska Air Group, Inc.	11,313

	Building Products — 0.8%
232	Continental Building Products, Inc. (a)	5,368
141	Gibraltar Industries, Inc. (a)	5,885
176	Ply Gem Holdings, Inc. (a)	2,857

		14,110

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 2.8%
1,433	ACCO Brands Corp. (a)	18,704
151	CECO Environmental Corp.	2,109
119	Deluxe Corp.	8,507
336	Ennis, Inc.	5,828
68	Essendant, Inc.	1,413
73	Interface, Inc.	1,352
115	VSE Corp.	4,467
222	West Corp.	5,502

		47,882

	Construction & Engineering — 1.5%
247	EMCOR Group, Inc.	17,485
122	MasTec, Inc. (a)	4,674
93	MYR Group, Inc. (a)	3,510

		25,669

	Electrical Equipment — 0.2%
84	Powell Industries, Inc.	3,288

	Machinery — 2.1%
287	Actuant Corp., Class A	7,448
364	Briggs & Stratton Corp.	8,091
314	Douglas Dynamics, Inc.	10,576
41	Graham Corp.	901
19	Hurco Cos., Inc.	626
10	Hyster-Yale Materials Handling, Inc.	607
20	Joy Global, Inc.	566
80	Kadant, Inc.	4,890
29	Kennametal, Inc.	913
57	Wabash National Corp. (a)	906

		35,524

	Marine — 0.6%
304	Matson, Inc.	10,751

	Professional Services — 3.0%
719	Acacia Research Corp. (a)	4,674
217	Barrett Business Services, Inc.	13,937
119	Franklin Covey Co. (a)	2,402
338	Huron Consulting Group, Inc. (a)	17,125
39	Insperity, Inc.	2,760
32	TriNet Group, Inc. (a)	830
118	WageWorks, Inc. (a)	8,526

		50,254

	Road & Rail — 0.7%
129	ArcBest Corp.	3,556
248	Swift Transportation Co. (a)	6,029
307	USA Truck, Inc. (a)	2,670

		12,255

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Trading Companies & Distributors — 1.6%
84	Applied Industrial Technologies, Inc.	4,972
163	DXP Enterprises, Inc. (a)	5,662
426	MRC Global, Inc. (a)	8,625
133	NOW, Inc. (a)	2,729
323	Titan Machinery, Inc. (a)	4,712

		26,700

	Total Industrials	274,196

	Information Technology — 18.0%
	Communications Equipment — 3.0%
108	Bel Fuse, Inc., Class B	3,340
145	Black Box Corp.	2,210
192	InterDigital, Inc.	17,521
129	NETGEAR, Inc. (a)	7,022
206	Plantronics, Inc.	11,275
195	Quantenna Communications, Inc. (a)	3,526
105	Ubiquiti Networks, Inc. (a)	6,058

		50,952

	Electronic Equipment, Instruments & Components — 2.5%
246	Benchmark Electronics, Inc. (a)	7,503
21	Coherent, Inc. (a)	2,858
1,459	InvenSense, Inc. (a)	18,654
151	Sanmina Corp. (a)	5,516
25	Tech Data Corp. (a)	2,125
369	Vishay Intertechnology, Inc.	5,984

		42,640

	Internet Software & Services — 2.2%
1,805	Bazaarvoice, Inc. (a)	8,754
90	Coupa Software, Inc. (a)	2,246
195	DHI Group, Inc. (a)	1,218
818	EarthLink Holdings Corp.	4,616
116	Intralinks Holdings, Inc. (a)	1,566
99	Liquidity Services, Inc. (a)	965
177	MINDBODY, Inc., Class A (a)	3,774
146	Nutanix, Inc., Class A (a)	3,888
316	RetailMeNot, Inc. (a)	2,939
324	Web.com Group, Inc. (a)	6,855
60	Xactly Corp. (a)	657

		37,478

	IT Services — 1.9%
191	Convergys Corp.	4,679
199	CSG Systems International, Inc.	9,622
29	Euronet Worldwide, Inc. (a)	2,108
38	EVERTEC, Inc., (Puerto Rico)	669

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
48	Science Applications International Corp.	4,036
713	Unisys Corp. (a)	10,664

		31,778

	Semiconductors & Semiconductor Equipment — 3.5%
208	Advanced Energy Industries, Inc. (a)	11,410
356	Alpha & Omega Semiconductor Ltd. (a)	7,568
351	Cohu, Inc.	4,880
337	Integrated Device Technology, Inc. (a)	7,930
205	Intersil Corp., Class A	4,576
131	MaxLinear, Inc., Class A (a)	2,849
21	Silicon Laboratories, Inc. (a)	1,346
199	Synaptics, Inc. (a)	10,679
64	Tessera Holding Corp.	2,824
621	Xcerra Corp. (a)	4,743

		58,805

	Software — 4.9%
261	ACI Worldwide, Inc. (a)	4,730
338	Aspen Technology, Inc. (a)	18,460
149	Barracuda Networks, Inc. (a)	3,191
18	Blackline, Inc. (a)	483
88	Fair Isaac Corp.	10,539
49	Manhattan Associates, Inc. (a)	2,593
293	Mentor Graphics Corp.	10,809
226	Progress Software Corp.	7,206
50	Qualys, Inc. (a)	1,586
433	Take-Two Interactive Software, Inc. (a)	21,357
129	VASCO Data Security International, Inc. (a)	1,754
246	Zix Corp. (a)	1,215

		83,923

	Total Information Technology	305,576

	Materials — 3.7%
	Chemicals — 1.9%
75	Koppers Holdings, Inc. (a)	3,019
124	Minerals Technologies, Inc.	9,602
287	OMNOVA Solutions, Inc. (a)	2,868
501	Rayonier Advanced Materials, Inc.	7,738
148	Trinseo SA	8,800

		32,027

	Construction Materials — 0.0% (g)
58	Forterra, Inc. (a)	1,258

	Containers & Packaging — 0.6%
754	Graphic Packaging Holding Co.	9,404

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Containers & Packaging — continued
35	Myers Industries, Inc.	500

		9,904

	Metals & Mining — 1.1%
365	AK Steel Holding Corp. (a)	3,730
58	Carpenter Technology Corp.	2,109
56	Commercial Metals Co.	1,220
82	Olympic Steel, Inc.	1,994
23	Ryerson Holding Corp. (a)	312
193	Worthington Industries, Inc.	9,165

		18,530

	Paper & Forest Products — 0.1%
45	Domtar Corp.	1,768

	Total Materials	63,487

	Real Estate — 6.9%
	Equity Real Estate Investment Trusts (REITs) — 6.4%
106	American Assets Trust, Inc.	4,566
15	Armada Hoffler Properties, Inc.	219
365	Ashford Hospitality Trust, Inc.	2,834
116	CBL & Associates Properties, Inc.	1,333
210	CoreSite Realty Corp.	16,684
76	CubeSmart	2,045
23	CyrusOne, Inc.	1,033
92	DCT Industrial Trust, Inc.	4,388
113	DiamondRock Hospitality Co.	1,303
50	EastGroup Properties, Inc.	3,685
5	EPR Properties	380
29	Equity LifeStyle Properties, Inc.	2,098
24	Equity One, Inc.	749
57	First Industrial Realty Trust, Inc.	1,593
98	Franklin Street Properties Corp.	1,271
22	Gladstone Commercial Corp.	450
107	Government Properties Income Trust	2,042
142	Gramercy Property Trust	1,304
199	Hersha Hospitality Trust	4,270
43	Highwoods Properties, Inc.	2,168
116	Hospitality Properties Trust	3,679
182	LTC Properties, Inc.	8,550
102	Mack-Cali Realty Corp.	2,972
33	Mid-America Apartment Communities, Inc.	3,249
101	Monogram Residential Trust, Inc.	1,087
14	National Retail Properties, Inc.	636
60	Pennsylvania REIT	1,139
159	Potlatch Corp.	6,631
20	PS Business Parks, Inc.	2,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
209	Ramco-Gershenson Properties Trust	3,472
545	RLJ Lodging Trust	13,345
56	Saul Centers, Inc.	3,710
25	Silver Bay Realty Trust Corp.	434
36	Summit Hotel Properties, Inc.	582
38	Taubman Centers, Inc.	2,787

		109,042

	Real Estate Management & Development — 0.5%
34	Alexander & Baldwin, Inc.	1,544
458	Forestar Group, Inc. (a)	6,087
22	St Joe Co. (The) (a)	426

		8,057

	Total Real Estate	117,099

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
128	Cincinnati Bell, Inc. (a)	2,871
27	General Communication, Inc., Class A (a)	529
1,067	Windstream Holdings, Inc.	7,818

	Total Telecommunication Services	11,218

	Utilities — 3.2%
	Electric Utilities — 1.2%
116	El Paso Electric Co.	5,394
86	PNM Resources, Inc.	2,943
204	Portland General Electric Co.	8,843
89	Spark Energy, Inc., Class A	2,694

		19,874

	Gas Utilities — 0.5%
58	Southwest Gas Corp.	4,436
68	Spire, Inc.	4,390

		8,826

	Independent Power & Renewable Electricity Producers — 0.7%
1,181	Atlantic Power Corp. (a)	2,953
583	Dynegy, Inc. (a)	4,931
65	Ormat Technologies, Inc.	3,485

		11,369

	Multi-Utilities — 0.2%
29	Avista Corp.	1,156
32	NorthWestern Corp.	1,797

		2,953

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Water Utilities — 0.6%
246		American States Water Co.	11,198

		Total Utilities	54,220

		Total Common Stocks (Cost $1,356,146)	1,655,143

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Health Care — 0.0% (g)
		Biotechnology — 0.0% (g)
63		Trius Therapeutics LLC (Cost $—) (a)	—	(h)

NUMBER OF WARRANTS
Warrant — 0.0% (g)
		Financials — 0.0% (g)
		Consumer Finance — 0.0% (g)
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
54,028	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $54,028)	54,028

	Total Investments — 100.5% (Cost $1,410,174)	1,709,171
	Liabilities in Excess of Other Assets — (0.5)%	(8,285)

	NET ASSETS — 100.0%	$1,700,886

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
732	Mini Russell 2000	03/17/17	USD	$49,663	$(987)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

J.P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$147,319		$189,258		$5,534,587
Investments in affiliates, at value	2,158		2,737		228,747

Total investment securities, at value	149,477		191,995		5,763,334
Cash	—	(a)	4		—	(a)
Deposits at broker for futures contracts	—		295		—
Receivables:
Investment securities sold	19		206		392
Fund shares sold	562		293		190,175
Dividends from non-affiliates	89		251		11,221
Dividends from affiliates	1		1		89

Total Assets	150,148		193,045		5,965,211

LIABILITIES:
Payables:
Investment securities purchased	295		923		58,330
Fund shares redeemed	813		1,419		43,596
Variation margin on futures contracts	—		10		—
Accrued liabilities:
Investment advisory fees	73		65		2,992
Administration fees	3		—		380
Distribution fees	34		—	(a)	358
Shareholder servicing fees	25		8		546
Custodian and accounting fees	10		14		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		10
Printing and mailing cost	92		21		340
Other	87		56		276

Total Liabilities	1,432		2,517		106,855

Net Assets	$148,716		$190,528		$5,858,356

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$107,119	$132,054	$4,489,748
Accumulated undistributed (distributions in excess of) net investment income	(1,259)	(109)	(75)
Accumulated net realized gains (losses)	(2,700)	1,862	7,739
Net unrealized appreciation (depreciation)	45,556	56,721	1,360,944

Total Net Assets	$148,716	$190,528	$5,858,356

Net Assets:
Class A	$57,647	$93	$1,272,775
Class C	33,786	53	167,427
Class R2	—	—	10,617
Class R3	—	—	22
Class R4	—	—	22
Class R5	—	190,358	1,171,021
Class R6	—	24	772,378
Select Class	57,283	—	2,464,094

Total	$148,716	$190,528	$5,858,356

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,145	2	27,871
Class C	2,366	1	4,798
Class R2	—	—	236
Class R3	—	—	1
Class R4	—	—	— (a)
Class R5	—	3,792	22,389
Class R6	—	1	14,773
Select Class	2,776	—	47,193

Net Asset Value (b):
Class A — Redemption price per share	$18.33	$50.01	$45.67
Class C — Offering price per share (c)	14.28	49.96	34.90
Class R2 — Offering and redemption price per share	—	—	44.94
Class R3 — Offering and redemption price per share	—	—	45.56
Class R4 — Offering and redemption price per share	—	—	52.17
Class R5 — Offering and redemption price per share	—	50.19	52.30
Class R6 — Offering and redemption price per share	—	50.12	52.28
Select Class — Offering and redemption price per share	20.63	—	52.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.35	$52.78	$48.20

Cost of investments in non-affiliates	$101,763	$132,495	$4,173,643
Cost of investments in affiliates	2,158	2,737	228,747

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,068,870		$2,030,740		$1,655,143
Investments in affiliates, at value	20,862		79,623		54,028

Total investment securities, at value	1,089,732		2,110,363		1,709,171
Cash	—		—	(a)	—
Deposits at broker for futures contracts	—		3,843		2,842
Receivables:
Investment securities sold	142		682		686
Fund shares sold	5,779		13,783		25,478
Dividends from non-affiliates	648		3,806		1,934
Dividends from affiliates	5		23		21

Total Assets	1,096,306		2,132,500		1,740,132

LIABILITIES:
Payables:
Due to custodian	—	(a)	—		—
Investment securities purchased	2,147		3,690		6,227
Fund shares redeemed	8,979		23,103		31,337
Variation margin on futures contracts	—		314		209
Accrued liabilities:
Investment advisory fees	601		1,149		852
Administration fees	72		145		117
Distribution fees	59		183		107
Shareholder servicing fees	35		58		89
Custodian and accounting fees	11		14		10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5		2
Printing and mailing cost	46		105		24
Other	297		600		272

Total Liabilities	12,247		29,366		39,246

Net Assets	$1,084,059		$2,103,134		$1,700,886

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$842,609	$1,556,043	$1,414,768
Accumulated undistributed (distributions in excess of) net investment income	(4,169)	(856)	(581)
Accumulated net realized gains (losses)	(15,488)	21,497	(11,311)
Net unrealized appreciation (depreciation)	261,107	526,450	298,010

Total Net Assets	$1,084,059	$2,103,134	$1,700,886

Net Assets:
Class A	$174,807	$608,179	$260,469
Class C	18,570	47,039	50,807
Class L (formerly Institutional Class)	280,206	—	784,140
Class R2	21,002	57,880	42,500
Class R3	—	23	22
Class R4	—	23	22
Class R5	878	112,141	23
Class R6	487,982	928,746	237,692
Select Class	100,614	349,103	325,211

Total	$1,084,059	$2,103,134	$1,700,886

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,145	20,301	14,489
Class C	1,976	1,861	2,932
Class L (formerly Institutional Class)	20,272	—	42,845
Class R2	1,747	1,945	2,399
Class R3	—	1	1
Class R4	—	1	1
Class R5	63	3,550	1
Class R6	35,041	29,374	12,981
Select Class	7,463	11,053	17,744

Net Asset Value (a):
Class A — Redemption price per share	$12.36	$29.96	$17.98
Class C — Offering price per share (b)	9.40	25.28	17.33
Class L (formerly Institutional Class) — Offering and redemption price per share	13.82	—	18.30
Class R2 — Offering and redemption price per share	12.02	29.76	17.72
Class R3 — Offering and redemption price per share	—	29.93	17.92
Class R4 — Offering and redemption price per share	—	31.57	18.30
Class R5 — Offering and redemption price per share	13.82	31.59	18.29
Class R6 — Offering and redemption price per share	13.93	31.62	18.31
Select Class — Offering and redemption price per share	13.48	31.58	18.33
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.04	$31.62	$18.98

Cost of investments in non-affiliates	$807,763	$1,502,795	$1,356,146
Cost of investments in affiliates	20,862	79,623	54,028

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$393	$1,217		$35,626
Dividend income from affiliates	3	7		380
Interest income from affiliates	— (a)	—	(a)	14

Total investment income	396	1,224		36,020

EXPENSES:
Investment advisory fees	517	575		14,364
Administration fees	65	72		1,809
Distribution fees:
Class A	74	—	(a)	1,209
Class C	129	—	(a)	406
Class R2	—	—		19
Class R3 (b)	—	—		—	(a)
Shareholder servicing fees:
Class A	74	—	(a)	1,208
Class C	43	—	(a)	135
Class R2	—	—		10
Class R3 (b)	—	—		—	(a)
Class R4 (b)	—	—		—	(a)
Class R5 (c)	—	115		325
Select Class	82	—		2,248
Custodian and accounting fees	20	28		71
Professional fees	21	37		49
Trustees’ and Chief Compliance Officer’s fees	13	13		24
Printing and mailing costs	49	52		180
Registration and filing fees	14	63		99
Transfer agency fees (See Note 2.D.)	15	4		53
Sub-transfer agency fees (See Note 2.D.)	122	106		1,320
Other	4	4		42

Total expenses	1,242	1,069		23,571

Less fees waived	(245)	(335)		(1,325)
Less earnings credits	—	—		—	(a)
Less expense reimbursements	—	(31)		(6)

Net expenses	997	703		22,240

Net investment income (loss)	(601)	521		13,780

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,860	8,585		25,109
Futures	—	655		—

Net realized gain (loss)	12,860	9,240		25,109

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,202	23,901		494,356
Futures	—	(127)		—

Change in net unrealized appreciation/depreciation	6,202	23,774		494,356

Net realized/unrealized gains (losses)	19,062	33,014		519,465

Change in net assets resulting from operations	$18,461	$33,535		$533,245

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Growth Fund	Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,727	$16,765		$10,051
Dividend income from affiliates	26	86		90
Interest income from affiliates	— (a)	1		2

Total investment income	2,753	16,852		10,143

EXPENSES:
Investment advisory fees	3,566	6,180		4,540
Administration fees	449	778		619
Distribution fees:
Class A	227	706		309
Class C	71	163		182
Class R2	54	129		95
Class R3 (b)	—	—	(a)	—	(a)
Shareholder servicing fees:
Class A	227	706		309
Class C	24	55		61
Class L (formerly Institutional Class)	146	—		349
Class R2	27	64		47
Class R3 (b)	—	—	(a)	—	(a)
Class R4 (b)	—	—	(a)	—	(a)
Class R5 (c)	— (a)	26		—	(a)
Select Class	133	388		394
Custodian and accounting fees	27	49		33
Professional fees	30	37		32
Trustees’ and Chief Compliance Officer’s fees	13	20		16
Printing and mailing costs	41	108		70
Registration and filing fees	38	48		54
Transfer agency fees (See Note 2.D.)	39	197		34
Sub-transfer agency fees (See Note 2.D.)	420	816		661
Other	17	30		17

Total expenses	5,549	10,500		7,822

Less fees waived	(532)	(1,016)		(505)
Less expense reimbursements	(7)	(17)		(1)

Net expenses	5,010	9,467		7,316

Net investment income (loss)	(2,257)	7,385		2,827

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	38,584	44,950		25,649
Futures	—	11,241		10,424

Net realized gain (loss)	38,584	56,191		36,073

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	87,992	324,318		228,360
Futures	—	(2,051)		(1,508)

Change in net unrealized appreciation/depreciation	87,992	322,267		226,852

Net realized/unrealized gains (losses)	126,576	378,458		262,925

Change in net assets resulting from operations	$124,319	$385,843		$265,752

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Value Fund and U.S. Small Company Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund and U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(601)	$(2,182)	$521	$1,397
Net realized gain (loss)	12,860	28,187	9,240	67,374
Change in net unrealized appreciation/depreciation	6,202	(117,590)	23,774	(151,923)

Change in net assets resulting from operations	18,461	(91,585)	33,535	(83,152)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	—	—	— (b)	—
From net realized gains	(8,616)	(8,870)	(7)	—
Class C (a)
From net investment income	—	—	— (b)	—
From net realized gains	(6,161)	(6,681)	(5)	—
Class R5 (c)
From net investment income	—	—	(599)	(4,787)
From net realized gains	—	—	(17,764)	(69,898)
Class R6 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	(2)	—
Select Class
From net investment income	—	—	—	—
From net realized gains	(8,471)	(40,293)	—	—

Total distributions to shareholders	(23,248)	(55,844)	(18,377)	(74,685)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	597	(209,461)	10,734	(493,179)

NET ASSETS:
Change in net assets	(4,190)	(356,890)	25,892	(651,016)
Beginning of period	152,906	509,796	164,636	815,652

End of period	$148,716	$152,906	$190,528	$164,636

Accumulated undistributed (distributions in excess of) net investment income	$(1,259)	$(658)	$(109)	$(31)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than 500.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,780	$17,832	$(2,257)	$(4,817)
Net realized gain (loss)	25,109	399,193	38,584	3,683
Change in net unrealized appreciation/depreciation	494,356	(343,741)	87,992	(172,393)

Change in net assets resulting from operations	533,245	73,284	124,319	(173,527)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,188)	(2,634)	—	—
From net realized gains	(32,659)	(51,657)	(6,279)	(17,982)
Class C
From net investment income	(479)	—	—	—
From net realized gains	(5,074)	(2,993)	(877)	(2,222)
Class L (formerly Institutional Class)
From net realized gains	—	—	(9,811)	(19,628)
Class R2
From net investment income	(23)	—	—	—
From net realized gains	(276)	(211)	(772)	(1,956)
Class R3 (a)
From net investment income	— (b)	—	—	—
From net realized gains	(1)	—	—	—
Class R4 (a)
From net investment income	— (b)	—	—	—
From net realized gains	— (b)	—	—	—
Class R5 (c)
From net investment income	(5,428)	(7,998)	—	—
From net realized gains	(25,600)	(77,242)	(28)	—
Class R6 (d)
From net investment income	(3,830)	—	—	—
From net realized gains	(15,853)	—	(15,304)	(34,132)
Select Class
From net investment income	(9,633)	(3,556)	—	—
From net realized gains	(53,162)	(59,055)	(3,529)	(8,776)

Total distributions to shareholders	(155,206)	(205,346)	(36,600)	(84,696)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,031,387	187,154	(40,798)	50,292

NET ASSETS:
Change in net assets	2,409,426	55,092	46,921	(207,931)
Beginning of period	3,448,930	3,393,838	1,037,138	1,245,069

End of period	$5,858,356	$3,448,930	$1,084,059	$1,037,138

Accumulated undistributed (distributions in excess of) net investment income	$(75)	$8,726	$(4,169)	$(1,912)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,385	$16,276	$2,827	$4,777
Net realized gain (loss)	56,191	(11,621)	36,073	(25,653)
Change in net unrealized appreciation/depreciation	322,267	(52,243)	226,852	(37,299)

Change in net assets resulting from operations	385,843	(47,588)	265,752	(58,175)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,556)	(3,316)	(192)	(375)
From net realized gains	(390)	(24,024)	(15)	(9,859)
Class C
From net investment income	(124)	(138)	—	—
From net realized gains	(36)	(2,266)	(3)	(1,985)
Class L (formerly Institutional Class)
From net investment income	—	—	(3,751)	(2,157)
From net realized gains	—	—	(45)	(16,302)
Class R2
From net investment income	(182)	(176)	—	(36)
From net realized gains	(37)	(2,034)	(2)	(1,197)
Class R3 (a)
From net investment income	— (b)	—	— (b)	—
From net realized gains	— (b)	—	— (b)	—
Class R4 (a)
From net investment income	— (b)	—	— (b)	—
From net realized gains	— (b)	—	— (b)	—
Class R5 (c)
From net investment income	(643)	(877)	— (b)	—
From net realized gains	(73)	(4,226)	— (b)	—
Class R6
From net investment income	(5,587)	(7,344)	(1,045)	(620)
From net realized gains	(552)	(33,390)	(11)	(4,031)
Select Class
From net investment income	(1,792)	(2,589)	(967)	(1,045)
From net realized gains	(217)	(11,883)	(19)	(11,139)

Total distributions to shareholders	(12,189)	(92,263)	(6,050)	(48,746)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(23,852)	22,440	117,872	458,685

NET ASSETS:
Change in net assets	349,802	(117,411)	377,574	351,764
Beginning of period	1,753,332	1,870,743	1,323,312	971,548

End of period	$2,103,134	$1,753,332	$1,700,886	$1,323,312

Accumulated undistributed (distributions in excess of) net investment income	$(856)	$2,643	$(581)	$2,547

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$5,567	$10,070	$66	$23
Distributions reinvested	6,122	6,411	7	—
Cost of shares redeemed	(7,725)	(14,402)	(5)	—

Change in net assets resulting from Class A capital transactions	$3,964	$2,079	$68	$23

Class C (a)
Proceeds from shares issued	$8,079	$13,161	$30	$20
Distributions reinvested	888	856	5	—
Cost of shares redeemed	(5,636)	(17,151)	(3)	—

Change in net assets resulting from Class C capital transactions	$3,331	$(3,134)	$32	$20

Class R5 (b)
Proceeds from shares issued	$—	$—	$22,673	$82,011
Distributions reinvested	—	—	15,728	71,593
Cost of shares redeemed	—	—	(27,769)	(116,062)
Redemptions in-kind (See Note 7)	—	—	—	(530,784)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$10,632	$(493,242)

Class R6 (a)
Proceeds from shares issued	$—	$—	$—	$20
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2	$20

Select Class
Proceeds from shares issued	$5,881	$68,912	$—	$—
Distributions reinvested	8,203	39,841	—	—
Cost of shares redeemed	(20,782)	(317,159)	—	—

Change in net assets resulting from Select Class capital transactions	$(6,698)	$(208,406)	$10,632	$(493,242)

Total change in net assets resulting from capital transactions	$597	$(209,461)	$10,734	$(493,179)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A (a)
Issued	284	478	1		1
Reinvested	331	327	—	(b)	—
Redeemed	(374)	(712)	—	(b)	—

Change in Class A Shares	241	93	1		1

Class C (a)
Issued	535	780	—	(b)	1
Reinvested	62	54	—	(b)	—
Redeemed	(333)	(1,015)	—	(b)	—

Change in Class C Shares	264	(181)	—	(b)	1

Class R5 (c)
Issued	—	—	452		1,600
Reinvested	—	—	315		1,578
Redeemed	—	—	(560)		(2,421)
Redemptions in-kind (See Note 7)	—	—	—		(11,691)

Change in Class R5 Shares	—	—	207		(10,934)

Class R6 (a)
Issued	—	—	—		1
Reinvested	—	—	—	(b)	—

Change in Class R6 Shares	—	—	—	(b)	1

Select Class
Issued	258	3,027	—		—
Reinvested	395	1,842	—		—
Redeemed	(928)	(15,456)	—		—

Change in Select Class Shares	(275)	(10,587)	—		(10,934)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than 500.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$568,894	$797,670	$14,591	$34,331
Distributions reinvested	33,701	49,673	5,928	17,120
Cost of shares redeemed	(145,303)	(225,187)	(39,415)	(82,368)
Redemptions in-kind (See Note 7)	—	(545,339)	—	—

Change in net assets resulting from Class A capital transactions	$457,292	$76,817	$(18,896)	$(30,917)

Class C
Proceeds from shares issued	$92,817	$39,875	$1,087	$1,342
Distributions reinvested	5,234	2,583	747	1,891
Cost of shares redeemed	(7,847)	(7,079)	(2,692)	(5,168)

Change in net assets resulting from Class C capital transactions	$90,204	$35,379	$(858)	$(1,935)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$45,916	$114,481
Distributions reinvested	—	—	8,911	18,231
Cost of shares redeemed	—	—	(69,483)	(81,578)

Change in net assets resulting from Class L capital transactions	$—	$—	$(14,656)	$51,134

Class R2
Proceeds from shares issued	$6,063	$3,684	$1,287	$3,627
Distributions reinvested	156	147	749	1,908
Cost of shares redeemed	(1,562)	(1,850)	(3,993)	(6,699)

Change in net assets resulting from Class R2 capital transactions	$4,657	$1,981	$(1,957)	$(1,164)

Class R3 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$21	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$—	$—

Class R5 (c)
Proceeds from shares issued	$306,702	$327,668	$1,208	$—
Distributions reinvested	28,546	80,413	28	—
Cost of shares redeemed	(610,243)	(243,746)	(353)	—

Change in net assets resulting from Class R5 capital transactions	$(274,995)	$164,335	$883	$—

Class R6 (d)
Proceeds from shares issued	$701,731	$25,790	$30,949	$130,485
Distributions reinvested	19,663	—	15,304	34,132
Cost of shares redeemed	(16,038)	(173)	(41,625)	(105,409)

Change in net assets resulting from Class R6 capital transactions	$705,356	$25,617	$4,628	$59,208

Select Class
Proceeds from shares issued	$1,245,493	$643,933	$15,723	$29,505
Distributions reinvested	56,261	55,589	3,133	7,984
Cost of shares redeemed	(252,922)	(816,497)	(28,798)	(63,523)

Change in net assets resulting from Select Class capital transactions	$1,048,832	$(116,975)	$(9,942)	$(26,034)

Total change in net assets resulting from capital transactions	$2,031,387	$187,154	$(40,798)	$50,292

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	12,764	20,677	1,161	2,821
Reinvested	733	1,292	476	1,466
Redeemed	(3,299)	(5,663)	(3,154)	(7,028)
Redemptions in-kind (See Note 7)	—	(13,733)	—	—

Change in Class A Shares	10,198	2,573	(1,517)	(2,741)

Class C
Issued	2,700	1,307	112	143
Reinvested	149	87	79	210
Redeemed	(230)	(228)	(282)	(572)

Change in Class C Shares	2,619	1,166	(91)	(219)

Class L (formerly Institutional Class)
Issued	—	—	3,281	8,718
Reinvested	—	—	640	1,407
Redeemed	—	—	(4,991)	(6,315)

Change in Class L Shares	—	—	(1,070)	3,810

Class R2
Issued	140	93	105	309
Reinvested	3	4	62	167
Redeemed	(36)	(46)	(328)	(566)

Change in Class R2 Shares	107	51	(161)	(90)

Class R3 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R3 Shares	1	—	—	—

Class R4 (a)
Issued	— (b)	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R4 Shares	— (b)	—	—	—

Class R5 (c)
Issued	5,978	7,138	85	—
Reinvested	541	1,832	2	—
Redeemed	(12,491)	(5,295)	(24)	—

Change in Class R5 Shares	(5,972)	3,675	63	—

Class R6 (d)
Issued	14,173	549	2,174	10,137
Reinvested	372	—	1,091	2,617
Redeemed	(317)	(4)	(2,987)	(8,387)

Change in Class R6 Shares	14,228	545	278	4,367

Select Class
Issued	24,518	14,082	1,144	2,235
Reinvested	1,069	1,270	231	630
Redeemed	(4,960)	(17,314)	(2,138)	(4,737)

Change in Select Class Shares	20,627	(1,962)	(763)	(1,872)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$77,818	$138,661	$48,913	$112,560
Distributions reinvested	2,757	25,666	184	9,251
Cost of shares redeemed	(135,168)	(186,013)	(57,409)	(108,488)

Change in net assets resulting from Class A capital transactions	$(54,593)	$(21,686)	$(8,312)	$13,323

Class C
Proceeds from shares issued	$2,911	$3,797	$4,169	$17,408
Distributions reinvested	144	2,160	3	1,817
Cost of shares redeemed	(5,594)	(10,313)	(7,673)	(12,981)

Change in net assets resulting from Class C capital transactions	$(2,539)	$(4,356)	$(3,501)	$6,244

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$199,697	$366,693
Distributions reinvested	—	—	3,378	17,359
Cost of shares redeemed	—	—	(125,976)	(113,529)

Change in net assets resulting from Class L capital transactions	$—	$—	$77,099	$270,523

Class R2
Proceeds from shares issued	$10,031	$16,117	$8,027	$25,767
Distributions reinvested	203	2,028	2	944
Cost of shares redeemed	(9,691)	(15,854)	(6,483)	(7,774)

Change in net assets resulting from Class R2 capital transactions	$543	$2,291	$1,546	$18,937

Class R3 (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	— (b)	—

Change in net assets resulting from Class R3 capital transactions	$20	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$20	$—

Class R5 (c)
Proceeds from shares issued	$23,272	$31,169	$20	$—
Distributions reinvested	655	4,681	— (b)	—
Cost of shares redeemed	(29,038)	(34,423)	—	—

Change in net assets resulting from Class R5 capital transactions	$(5,111)	$1,427	$20	$—

Class R6
Proceeds from shares issued	$110,556	$383,830	$85,747	$100,275
Distributions reinvested	6,139	40,732	1,023	4,436
Cost of shares redeemed	(104,129)	(173,847)	(16,783)	(26,418)

Change in net assets resulting from Class R6 capital transactions	$12,566	$250,715	$69,987	$78,293

Select Class
Proceeds from shares issued	$81,372	$106,814	$38,925	$166,060
Distributions reinvested	1,881	12,987	921	11,293
Cost of shares redeemed	(58,011)	(325,752)	(58,853)	(105,988)

Change in net assets resulting from Select Class capital transactions	$25,242	$(205,951)	$(19,007)	$71,365

Total change in net assets resulting from capital transactions	$(23,852)	$22,440	$117,872	$458,685

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,853	5,761	2,953	7,413
Reinvested	95	1,114	10	626
Redeemed	(5,021)	(7,728)	(3,470)	(7,196)

Change in Class A Shares	(2,073)	(853)	(507)	843

Class C
Issued	125	184	258	1,176
Reinvested	6	111	— (a)	127
Redeemed	(247)	(506)	(478)	(897)

Change in Class C Shares	(116)	(211)	(220)	406

Class L (formerly Institutional Class)
Issued	—	—	11,777	24,199
Reinvested	—	—	181	1,150
Redeemed	—	—	(7,274)	(7,566)

Change in Class L Shares	—	—	4,684	17,783

Class R2
Issued	369	675	487	1,706
Reinvested	7	89	— (a)	65
Redeemed	(363)	(669)	(395)	(528)

Change in Class R2 Shares	13	95	92	1,243

Class R3 (b)
Issued	1	—	1	—
Reinvested	— (a)	—	— (a)	—

Change in Class R3 Shares	1	—	1	—

Class R4 (b)
Issued	1	—	1	—
Reinvested	— (a)	—	— (a)	—

Change in Class R4 Shares	1	—	1	—

Class R5 (c)
Issued	795	1,223	1	—
Reinvested	21	193	— (a)	—
Redeemed	(989)	(1,376)	—	—

Change in Class R5 Shares	(173)	40	1	—

Class R6
Issued	3,771	14,544	4,837	6,414
Reinvested	201	1,675	55	294
Redeemed	(3,584)	(7,015)	(991)	(1,663)

Change in Class R6 Shares	388	9,204	3,901	5,045

Select Class
Issued	2,841	4,250	2,288	10,694
Reinvested	62	535	50	748
Redeemed	(1,994)	(12,338)	(3,403)	(6,898)

Change in Select Class Shares	909	(7,553)	(1,065)	4,544

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.14	$(0.08)		$2.46	$2.38	$(3.19)
Year Ended June 30, 2016	26.04	(0.16)		(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(g)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(h)	(1.24)	(1.37)	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	15.58	(0.11)		2.00	1.89	(3.19)
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(g)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(h)	(1.10)	(1.30)	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	21.17	(0.06)		2.71	2.65	(3.19)
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(g)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(h)	(1.31)	(1.37)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23) and $(0.10) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)% and (0.53)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$18.33	12.32%	$57,647	1.25%	(0.75)%		1.55%	23%
19.14	(14.42)	55,583	1.25	(0.76)		1.51	56
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(g)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63

14.28	11.98	33,786	1.74	(1.24)		2.17	23
15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(g)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63

20.63	14.29	57,283	1.00	(0.50)		1.24	23
21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(g)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$45.88	$0.07	(g)	$9.39	$9.46	$(0.20)	$(5.13)	$(5.33)
May 31, 2016 (f) through June 30, 2016	45.81	0.02	(g)(h)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	45.86	(0.07	)(g)	9.39	9.32	(0.09)	(5.13)	(5.22)
May 31, 2016 (f) through June 30, 2016	45.81	—	(g)(h)(i)	0.05	0.05	—	—	—

Class R5 (formerly Select Class)
Six Months Ended December 31, 2016 (Unaudited)	45.90	0.15	(g)	9.43	9.58	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(g)(h)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(g)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(j)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(k)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(l)	(1.98)	(1.71)	(0.19)	—	(0.19)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	45.90	0.16	(g)	9.44	9.60	(0.25)	(5.13)	(5.38)
May 31, 2016 (f) through June 30, 2016	45.81	0.04	(g)(h)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.
(k)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Class R5 Shares.
(l)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$50.01	20.71%	$93	1.24%	0.27%		1.60%	22%
45.88	0.15	23	1.25	0.56	(h)	1.39	58

49.96	20.43	53	1.74	(0.28)		2.03	22
45.86	0.11	20	1.74	0.06	(h)	1.89	58

50.19	20.97	190,358	0.79	0.59		1.21	22
45.90	(8.97)	164,573	0.80	0.30	(h)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(j)	1.12	51
48.11	29.50	522,295	0.79	0.84	(k)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(l)	1.02	45

50.12	21.02	24	0.74	0.64		1.03	22
45.90	0.20	20	0.74	1.06	(h)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$41.68	$0.08	(g)	$5.28	$5.36	$(0.12)	$(1.25)	$(1.37)
Year Ended June 30, 2016	44.68	0.13	(g)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(h)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(i)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07		1.09	1.16	(0.10)	(1.76)	(1.86)

Class C
Six Months Ended December 31, 2016 (Unaudited)	32.21	(0.02	)(g)	4.07	4.05	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(g)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(h)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(i)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08)		0.89	0.81	—	(1.76)	(1.76)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	41.08	0.03	(g)	5.18	5.21	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(g)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(h)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(i)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01)		1.07	1.06	(0.04)	(1.76)	(1.80)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	43.22	0.08	(g)	3.74	3.82	(0.23)	(1.25)	(1.48)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	49.28	0.13	(g)	4.26	4.39	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	47.57	0.18	(g)	6.06	6.24	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(g)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(h)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(i)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28		1.19	1.47	(0.28)	(1.76)	(2.04)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	47.57	0.36	(g)	5.89	6.25	(0.29)	(1.25)	(1.54)
May 31, 2016 (j) through June 30, 2016	47.04	0.06	(g)	0.47	0.53	—	—	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	47.50	0.17	(g)	6.00	6.17	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(g)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(h)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(i)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19		1.20	1.39	(0.20)	(1.76)	(1.96)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$45.67	12.83%	$1,272,775	1.29%	0.34	%(g)	1.36%	7%
41.68	1.10	736,629	1.29	0.31	(g)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(h)	1.37	30
39.94	23.11	696,784	1.29	0.78	(i)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27

34.90	12.54	167,427	1.79	(0.10	)(g)	1.83	7
32.21	0.63	70,176	1.79	(0.20	)(g)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(h)	1.87	30
33.06	22.50	37,039	1.79	0.28	(i)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27

44.94	12.66	10,617	1.54	0.12	(g)	1.66	7
41.08	0.85	5,313	1.54	0.03	(g)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(h)	1.62	30
39.52	22.80	4,909	1.54	0.53	(i)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27

45.56	8.80	22	1.24	0.61	(g)	1.25	7

52.17	8.89	22	0.99	0.86	(g)	1.00	7

52.30	13.09	1,171,021	0.79	0.70	(g)	0.85	7
47.57	1.62	1,349,107	0.79	0.78	(g)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(h)	0.92	30
44.21	23.71	814,942	0.79	1.25	(i)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27

52.28	13.12	772,378	0.74	1.37	(g)	0.75	7
47.57	1.13	25,933	0.73	1.60	(g)	0.75	32

52.21	12.97	2,464,094	0.99	0.66	(g)	1.05	7
47.50	1.41	1,261,772	0.99	0.54	(g)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(h)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(i)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$11.43	$(0.05	)(g)	$1.44	$1.39	$(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(g)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(h)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(i)	(0.77)	(0.82)	(0.22)

Class C
Six Months Ended December 31, 2016 (Unaudited)	8.82	(0.06	)(g)	1.10	1.04	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(g)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(h)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(i)	(0.66)	(0.75)	(0.22)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	12.72	(0.02	)(g)	1.58	1.56	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(g)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(h)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(i)	(0.80)	(0.81)	(0.22)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	11.15	(0.06	)(g)	1.39	1.33	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(g)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(h)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(i)	(0.76)	(0.84)	(0.22)

Class R5
September 9, 2016 (j) through December 31, 2016 (Unaudited)	13.75	(0.01	)(g)	0.54	0.53	(0.46)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	12.80	(0.02	)(g)	1.61	1.59	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(g)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(h)(k)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(i)(k)	(0.81)	(0.81)	(0.22)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	12.42	(0.03	)(g)	1.55	1.52	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(g)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(h)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(i)	(0.80)	(0.82)	(0.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.05), $(0.12), $(0.04) and $(0.07) for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (0.40)%, (1.04)%, (0.29)% and (0.54)% for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.27), $(0.10), $(0.02) and $(0.40) for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (0.03)%, (0.92)%, (0.19)% and (0.05)% for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.
(l)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$12.36	12.14%	$174,807	1.24%	(0.75	)%(g)	1.49%	17%
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(g)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(h)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(i)	1.44	58

9.40	11.76	18,570	1.74	(1.24	)(g)	1.89	17
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(g)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(h)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(i)	1.94	58

13.82	12.24	280,206	0.85	(0.35	)(g)	0.94	17
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(g)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(h)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(i)	1.04	58

12.02	11.90	21,002	1.49	(1.00	)(g)	1.75	17
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(g)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(h)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(i)	1.69	58

13.82	3.83	878	0.80	(0.22	)(g)	0.81	17

13.93	12.40	487,982	0.75	(0.24	)(g)	0.76	17
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(g)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(h)(l)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(i)	0.94	58

13.48	12.21	100,614	0.99	(0.49	)(g)	1.18	17
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(g)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(h)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(i)	1.19	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$24.64	$0.07	(g)	$5.40	$5.47	$(0.13)	$(0.02)	$(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(h)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(i)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14		(0.22)	(0.08)	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2016 (Unaudited)	20.82	(0.01	)(g)	4.56	4.55	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.01)	0.04	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(h)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(i)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03		(0.19)	(0.16)	(0.08)	—	(0.08)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	24.48	0.04	(g)	5.35	5.39	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(h)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(i)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10		(0.23)	(0.13)	(0.12)	—	(0.12)

Class R3
September 9, 2016 (i) through December 31, 2016 (Unaudited)	25.89	0.07	(g)	4.14	4.21	(0.15)	(0.02)	(0.17)

Class R4
September 9, 2016 (i) through December 31, 2016 (Unaudited)	27.30	0.10		4.36	4.46	(0.17)	(0.02)	(0.19)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	25.97	0.13	(g)	5.68	5.81	(0.17)	(0.02)	(0.19)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(h)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(i)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20		(0.22)	(0.02)	(0.22)	—	(0.22)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	25.99	0.14	(g)	5.70	5.84	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(h)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(i)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22		(0.23)	(0.01)	(0.23)	—	(0.23)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	25.97	0.11	(g)	5.68	5.79	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.2	(h)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(i)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19		(0.23)	(0.04)	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$29.96	22.20%	$608,179	1.24%	0.51	%(g)	1.49%	11%
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(h)	1.40	40
23.77	28.08	332,177	1.24	0.98	(i)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38

25.28	21.84	47,039	1.85	(0.09	)(g)	1.90	11
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(h)	1.89	40
20.73	27.35	41,108	1.85	0.34	(i)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38

29.76	22.04	57,880	1.49	0.28	(g)	1.81	11
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(h)	1.66	40
23.67	27.79	15,500	1.49	0.69	(i)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38

29.93	16.29	23	1.26	0.85	(g)	1.26	11

31.57	16.37	23	1.01	1.10	(g)	1.01	11

31.59	22.41	112,141	0.89	0.88	(g)	0.90	11
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(h)	0.95	40
24.85	28.53	32,304	0.90	1.28	(i)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38

31.62	22.51	928,746	0.76	1.01	(g)	0.76	11
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(h)	0.90	40
24.87	28.62	207,613	0.85	1.32	(i)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38

31.58	22.32	349,103	0.99	0.79	(g)	1.14	11
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(h)	1.15	40
24.86	28.47	266,018	0.99	1.19	(i)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$15.09	$0.01	(g)	$2.89		$2.90	$(0.01)	$— (k)	$(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)		(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22		1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(h)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(i)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02		(0.33	)(j)	(0.31)	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	14.57	(0.03	)(g)	2.79		2.76	—	— (k)	— (k)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)		(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19		1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(h)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(i)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02)		(0.34	)(j)	(0.36)	—	—	—

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	15.39	0.04	(g)	2.96		3.00	(0.09)	— (k)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)		(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24		1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(h)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(i)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06		(0.34	)(j)	(0.28)	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	14.88	(0.01	)(g)	2.85		2.84	—	— (k)	— (k)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)		(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20		1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(h)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(i)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (l) through June 30, 2012	9.02	—	(k)	1.27	(j)	1.27	(0.04)	—	(0.04)

Class R3
September 9, 2016 (l) through December 31, 2016 (Unaudited)	16.02	0.02	(g)	1.95		1.97	(0.07)	— (k)	(0.07)

Class R4
September 9, 2016 through December 31, 2016 (Unaudited)	16.36	0.03	(g)	2.00		2.03	(0.09)	— (k)	(0.09)

Class R5
September 9, 2016 (l) through December 31, 2016 (Unaudited)	16.35	0.04		2.00		2.04	(0.10)	—	(0.10)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	15.40	0.06	(g)	2.95		3.01	(0.10)	— (k)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)		(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24		1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(h)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(i)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (l) through June 30, 2012	9.13	0.05		1.29	(j)	1.34	(0.04)	—	(0.04)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	15.40	0.03	(g)	2.95		2.98	(0.05)	— (k)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)		(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24		1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(h)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(i)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05		(0.33	)(j)	(0.28)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $0.05, $(0.05), $0.06 and $0.02 for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.34%, (0.36)%, 0.38% and 0.13% for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$17.98	19.24%		$260,469	1.25%	0.08	%(g)	1.39%	20%
15.09	(6.86)		226,309	1.26	0.15		1.44	49
16.96	7.98		240,064	1.25	0.21		1.40	56
16.25	25.86		126,858	1.25	(0.08	)(h)	1.34	51
13.17	28.54		49,607	1.25	0.31	(i)	1.43	54
10.31	(2.92	)(j)	8,411	1.26	0.17		1.59	74

17.33	18.95		50,807	1.75	(0.42	)(g)	1.87	20
14.57	(7.35)		45,932	1.76	(0.34)		1.91	49
16.46	7.47		45,202	1.75	(0.28)		1.88	56
15.86	25.27		22,539	1.75	(0.57	)(h)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(i)	1.93	54
10.14	(3.43	)(j)	1,247	1.76	(0.26)		2.10	74

18.30	19.46		784,140	0.82	0.52	(g)	0.87	20
15.39	(6.48)		587,279	0.82	0.63		0.90	49
17.28	8.49		352,036	0.82	0.64		0.94	56
16.51	26.42		216,698	0.82	0.39	(h)	0.94	51
13.35	29.08		30,226	0.82	0.79	(i)	1.05	54
10.43	(2.59	)(j)	9,350	0.83	0.62		1.19	74

17.72	19.09		42,500	1.50	(0.17	)(g)	1.71	20
14.88	(7.09)		34,326	1.51	(0.05)		1.75	49
16.77	7.66		17,846	1.50	(0.04)		1.66	56
16.12	25.66		9,785	1.50	(0.32	)(h)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(i)	1.65	54
10.25	14.17	(j)	57	1.51	0.02		1.91	74

17.92	12.32		22	1.23	0.32	(g)	1.24	20

18.30	12.38		22	0.98	0.57	(g)	0.99	20

18.29	12.45		23	0.78	0.77	(g)	0.79	20

18.31	19.53		237,692	0.71	0.65	(g)	0.71	20
15.40	(6.39)		139,835	0.73	0.71		0.74	49
17.29	8.54		69,755	0.73	0.73		0.76	56
16.52	26.54		45,604	0.75	0.42	(h)	0.84	51
13.35	29.17		17,232	0.75	0.95	(i)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

18.33	19.37		325,211	1.00	0.32	(g)	1.07	20
15.40	(6.63)		289,631	1.00	0.42		1.11	49
17.29	8.25		246,645	1.00	0.45		1.11	56
16.53	26.21		160,279	1.00	0.17	(h)	1.09	51
13.37	28.81		66,928	1.00	0.64	(i)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $0.05, $(0.07), $0.07 and $0.03 for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, 0.41%, (0.58)%, 0.56% and 0.25% for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively.
(j)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class L and Class R2 Shares.
(k)	Amount rounds to less than $0.005.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Class A*, Class C*, Class R5**, Class R6*, and Select Class***	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class R2, Class R3****, Class R4****, Class R5, Class R6^ and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class L^^, Class R2, Class R5^^^, Class R6 and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class R2, Class R3****, Class R4****, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class L^^, Class R2, Class R3****, Class R4****, Class R5^^^, Class R6 and Select Class	JPM I	Diversified

*	Class A, Class C and Class R6 Shares commenced operations on May 31, 2016 for Small Cap Core Fund.
**	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.
***	Select Class commenced operations on January 3, 2017 for Small Cap Core Fund.
****	Class R3 and Class R4 commenced operations on September 9, 2016 for Small Cap Equity Fund, Small Cap Value Fund and U.S. Small Company Fund.
^	Class R6 Shares commenced operations on May 31, 2016 for Small Cap Equity Fund.
^^	Effective December 1, 2016, Institutional Class was renamed Class L.
^^^	Class R5 Shares commenced operations on September 9, 2016 for Small Cap Growth Fund and U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund are publicly offered only on a limited basis. Effective December 1, 2016 Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund were publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses. Effective as of the close of business on August 12, 2016 through September 14, 2016, Class R5 Shares of the Small Cap Core Fund were publicly offered only on a limited basis. Effective August 25, 2016, all share classes of the Small Cap Growth Fund were publicly offered.

Prior to November 16, 2015, and subsequent to December 30, 2016, all share classes of the Small Cap Equity Fund were publicly offered only on a limited basis. During the period November 16, 2015 through December 29, 2016, Small Cap Equity Fund was publicly offered.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class L, Class R2, Class R3, Class R4, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$149,477	$—	$—		$149,477

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$191,995	$—	$—	(c)	$191,995

Depreciation in Other Financial Instruments
Futures Contracts	$(42)	$—	$—		$(42)

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$5,763,334	$—	$—		$5,763,334

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,089,732	$—	$—		$1,089,732

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$2,110,363	$—	$—	(c)	$2,110,363

Depreciation in Other Financial Instruments
Futures Contracts	$(1,495)	$—	$—		$(1,495)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (d)	$1,709,171	$—	$—		$1,709,171

Depreciation in Other Financial Instruments
Futures Contracts	$(987)	$—	$—		$(987)

(a)	Portfolio holdings designated in level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of warrants. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is Zero
(d)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a right and warrant. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$3,931	$53,341	$49,667
Ending Notional Balance Long	1,900	74,833	49,663

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A		Class C		Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Select Class	Total
Dynamic Small Cap Growth Fund
Transfer agency fees	$11		$2		n/a	n/a	n/a		n/a		n/a		n/a		$2	$15
Sub-transfer agency fees	39		49		n/a	n/a	n/a		n/a		n/a		n/a		34	122
Small Cap Core Fund
Transfer agency fees	—	(a)	—	(a)	n/a	n/a	n/a		n/a		$4		$—	(a)	n/a	4
Sub-transfer agency fees	—		—	(a)	n/a	n/a	n/a		n/a		106		—		n/a	106
Small Cap Equity Fund
Transfer agency fees	26		2		n/a	$1	$—	(a)	$—	(a)	9		—	(a)	15	53
Sub-transfer agency fees	524		41		n/a	6	—		—		287		—		462	1,320
Small Cap Growth Fund
Transfer agency fees	27		2		$3	1	n/a		n/a		—		2		4	39
Sub-transfer agency fees	182		11		117	26	n/a		n/a		—		—		84	420
Small Cap Value Fund
Transfer agency fees	159		3		n/a	19	—	(a)	—	(a)	3		7		6	197
Sub-transfer agency fees	486		29		n/a	59	—		—		44		—		198	816
U.S. Small Company Fund
Transfer agency fees	11		4		5	4	—	(a)	—	(a)	—	(a)	3		7	34
Sub-transfer agency fees	214		35		202	45	—		—		—		—		165	661

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential divi-dend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class L, Class R4, Class R5, Class R6 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	n/a
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$—	(a)	$—
Small Cap Equity Fund	162		—
Small Cap Growth Fund	13		—
Small Cap Value Fund	13		—	(a)
U.S. Small Company Fund	7		—	(a)

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class L	Class R2	Class R3	Class R4	Class R5	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a	0.25%
Small Cap Core Fund*	0.25	0.25	n/a	n/a	n/a	n/a	0.05%	n/a
Small Cap Equity Fund	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.05	0.25
Small Cap Growth Fund	0.25	0.25	0.10%	0.25	n/a	n/a	0.05	0.25
Small Cap Value Fund	0.25	0.25	n/a	0.25	0.25	0.25	0.05	0.25
U.S. Small Company Fund	0.25	0.25	0.10	0.25	0.25	0.25	0.05	0.25

* Prior to September 15, 2016 the shareholder servicing fee charged for Small Cap Core was 0.25% for Class R5 Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class L	Class R2		Class R3	Class R4	Class R5	Class R6	Select Class
Dynamic Small Cap Growth Fund	1.25%	1.75%	n/a	n/a		n/a	n/a	n/a	n/a	1.00%
Small Cap Core Fund	1.25	1.75	n/a	n/a		n/a	n/a	0.80%	0.75%	n/a
Small Cap Equity Fund	1.30	1.80	n/a	1.55%		1.25%	1.00%	0.80	0.75	1.00
Small Cap Growth Fund	1.25	1.75	0.85%	1.50		n/a	n/a	0.85	0.75	1.00
Small Cap Value Fund	1.25	1.86	n/a	1.61	*	1.36	1.11	0.91	0.86	1.00
U.S. Small Company Fund	1.26	1.76	0.83	1.51		1.26	1.01	0.86	0.76	1.01

*	The expense limitation agreement is in place until October 31, 2018. For Small Cap Value Fund Class R2 Shares, the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.50% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016 the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses exceeded 1.50%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 for Class R5 Shares of Small Cap Core Fund. For all other classes, the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$133	$62	$49	$244	$—
Small Cap Core Fund	158	72	102	332	31
Small Cap Equity Fund	57	38	1,069	1,164	6
Small Cap Growth Fund	43	28	449	520	7
Small Cap Value Fund	2	—	968	970	17
U.S. Small Company Fund	—	—	466	466	1

Voluntary Waivers
Shareholder Servicing
Small Cap Value Fund	$10

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$1
Small Cap Core Fund	3
Small Cap Equity Fund	161
Small Cap Growth Fund	12
Small Cap Value Fund	36
U.S. Small Company Fund	39

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2016, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Small Cap Equity Fund	$—	(a)
Small Cap Growth Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$34,861	$57,060
Small Cap Core Fund	38,050	38,539
Small Cap Equity Fund	1,997,729	277,175
Small Cap Growth Fund	179,347	255,095
Small Cap Value Fund	208,470	276,558
U.S. Small Company Fund	405,924	290,359

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$103,921	$50,753	$5,197	$45,556
Small Cap Core Fund	135,089	61,756	4,850	56,906
Small Cap Equity Fund	4,402,559	1,425,184	64,409	1,360,775
Small Cap Growth Fund	828,631	317,524	56,423	261,101
Small Cap Value Fund	1,583,618	592,769	66,024	526,745
U.S. Small Company Fund	1,410,611	354,649	56,089	298,560

At June 30, 2016, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding.    If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective annualized rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds had no borrowings outstanding from Credit Facility at December 31, 2016. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Small Cap Equity Fund	$500	1.53%	1	$—	(a)

(a)	Amount rounds to less than 500.

7. Redemptions In-Kind

During the year ended June 30, 2016, certain shareholders sold their shares of Small Cap Core Fund and Small Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

December 18, 2015	Value		Realized Gains (Losses)	Type
Small Cap Core Fund — Class R5*	$530,784	**	$35,980	Redemption in-kind

March 18, 2016	Value		Realized Gains (Losses)	Type
Small Cap Equity Fund — Class A	$545,339	***	235,174	Redemption in-kind

*	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.
**	This amount includes cash of approximately $16,676,000 associated with the redemptions in-kind.
***	This amount includes cash of approximately $26,463,000 associated with the redemptions in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, Dynamic Small Cap Growth Fund, Small Cap Core Fund and U.S. Small Company Fund had omnibus accounts, which collectively represented the following percentage of each Fund’s net assets:

	Number of Non-affiliated Omnibus Accounts	% of the fund
Dynamic Small Cap Growth Fund	3	59.7%
Small Cap Core Fund	2	31.1
U.S. Small Company Fund	3	41.2

As of December 31, 2016, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	32.7%
Small Cap Value Fund	18.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,123.20	$6.69	1.25%
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,119.80	9.30	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Select Class
Actual*	1,000.00	1,142.90	5.40	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Small Cap Core Fund
Class A
Actual*	1,000.00	1,207.10	6.90	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,204.30	9.67	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R5 (formerly Select Class)
Actual*	1,000.00	1,209.70	4.40	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,210.20	4.12	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Small Cap Equity Fund
Class A
Actual*	1,000.00	1,128.30	6.92	1.29
Hypothetical*	1,000.00	1,018.70	6.56	1.29

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class C
Actual*	$1,000.00	$1,125.40	$9.59	1.79%
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class R2
Actual*	1,000.00	1,126.60	8.25	1.54
Hypothetical*	1,000.00	1,017.44	7.83	1.54
Class R3
Actual**	1,000.00	1,088.00	3.94	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,088.90	3.14	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	1,130.90	4.24	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,131.20	3.98	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,129.70	5.31	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,121.40	6.63	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,117.60	9.29	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class L (formerly Institutional Class)
Actual*	1,000.00	1,122.40	4.55	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R2
Actual*	1,000.00	1,119.00	7.96	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual**	1,000.00	1,038.30	2.48	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,124.00	4.02	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Select Class
Actual*	1,000.00	1,122.10	5.30	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Small Cap Value Fund
Class A
Actual*	1,000.00	1,222.00	6.94	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,218.40	10.34	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class R2
Actual*	1,000.00	1,220.40	8.34	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Value Fund (continued)
Class R3
Actual**	$1,000.00	$1,162.90	$4.14	1.26%
Hypothetical*	1,000.00	1,018.85	6.41	1.26
Class R4
Actual**	1,000.00	1,163.70	3.32	1.01
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class R5
Actual*	1,000.00	1,224.10	4.99	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R6
Actual*	1,000.00	1,225.10	4.26	0.76
Hypothetical*	1,000.00	1,021.37	3.87	0.76
Select Class
Actual*	1,000.00	1,223.20	5.55	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

U.S. Small Company Fund
Class A
Actual*	1,000.00	1,192.40	6.91	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,189.50	9.66	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class L (formerly Institutional Class)
Actual*	1,000.00	1,194.60	4.54	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Class R2
Actual*	1,000.00	1,190.90	8.28	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R3
Actual**	1,000.00	1,123.20	3.97	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R4
Actual**	1,000.00	1,123.80	3.16	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual**	1,000.00	1,124.50	2.52	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class R6
Actual*	1,000.00	1,195.30	3.93	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Select Class
Actual*	1,000.00	1,193.70	5.53	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period). Commencement of operations was September 9, 2016.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance for Class A shares was in the third, third, and fourth quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second, third and fifth quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2015, respectively, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance for Select Class shares was in the fourth, first and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively . The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2015, and in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class Shares was in the first, second and first quintiles based upon the Peer Group, for the one-, three- and five-year periods ended December 31, 2015, respectively, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A shares was in the fourth, second, and fourth quintiles based upon the Peer Group, for the one-, three-, and five-year periods ended December 31, 2015, respectively, and in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class Shares was in the third, second and fourth quintiles based upon the Peer Group, and in the third, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the fourth, fourth and third quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fifth, fifth and second quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance for both Class A and Select Class shares was in second, first and first quintiles for the one-, three-, and five-year periods ended December 31, 2015, respectively, based upon both the Peer Group and Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile based upon both the Peer Group and Universe. The Trustees also noted that effective September 15, 2016, the Select Class shares were renamed Class R5 shares, at which time the shareholder servicing fees were reduced from 0.25% to 0.05%. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Select Class shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-SC-1216

Semi-Annual Report

JPMorgan SmartRetirement® Funds

December 31, 2016 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Fund	Fund Return*	Broad Based Benchmark Return	Broad Based Benchmark	Fund Net Assets as of December 31, 2016
JPMorgan SmartRetirement® Income Fund	1.81%	1.01%	S&P Target Date Retirement Income Index	$2,137,354,630

JPMorgan SmartRetirement® 2015 Fund	1.80%	2.69%	S&P Target Date 2015 Index	$2,520,805,606

JPMorgan SmartRetirement® 2020 Fund	2.76%	3.44%	S&P Target Date 2020 Index	$7,068,054,124

JPMorgan SmartRetirement® 2025 Fund	3.40%	4.13%	S&P Target Date 2025 Index	$6,895,344,477

JPMorgan SmartRetirement® 2030 Fund	4.09%	4.75%	S&P Target Date 2030 Index	$7,497,492,610

JPMorgan SmartRetirement® 2035 Fund	4.66%	5.37%	S&P Target Date 2035 Index	$5,383,822,586

JPMorgan SmartRetirement® 2040 Fund	5.35%	5.81%	S&P Target Date 2040 Index	$5,464,867,382

JPMorgan SmartRetirement® 2045 Fund	5.38%	6.20%	S&P Target Date 2045 Index	$3,429,271,062

JPMorgan SmartRetirement® 2050 Fund	5.31%	6.53%	S&P Target Date 2050 Index	$2,803,964,817

JPMorgan SmartRetirement® 2055 Fund	5.24%	6.80%	S&P Target Date 2055 Index	$806,170,479

JPMorgan SmartRetirement® 2060 Fund^	1.78%	2.87%	S&P Target Date 2060+ Index	$1,844,513

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Institutional Class Shares.
^	Fund return for JPMorgan SmartRetirement 2060 Fund is for the period August 31, 2016 (Fund inception date) through December 31, 2016. Benchmark return for JPMorgan SmartRetirement 2060 Fund is for the period August 31, 2016 through December 31, 2016.

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	53.8%
U.S. Equity	21.9
International Equity	12.8
Short-Term Investment	8.0
Alternative Assets	3.1
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	53.6%
U.S. Equity	21.7
International Equity	12.6
Short-Term Investment	8.6
Alternative Assets	3.1
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	47.9%
U.S. Equity	29.6
International Equity	17.7
Alternative Assets	3.6
Short-Term Investment	0.8
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2025 Fund
Fixed Income	38.0%
U.S. Equity	35.4
International Equity	21.2
Alternative Assets	3.8
Short-Term Investment	1.2
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	41.2%
Fixed Income	28.1
International Equity	24.6
Alternative Assets	4.3
Short-Term Investment	1.0
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	45.3%
International Equity	27.0
Fixed Income	21.0
Alternative Assets	4.9
Short-Term Investment	1.0
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	49.7%
International Equity	29.6
Fixed Income	14.4
Alternative Assets	5.3
U.S. Treasury Obligation	0.8
Short-Term Investment	0.2

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	49.0%
International Equity	29.5
Fixed Income	14.0
Alternative Assets	5.3
Short-Term Investment	1.4
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	48.6%
International Equity	29.4
Fixed Income	14.4
Alternative Assets	5.3
Short-Term Investment	1.5
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	48.8%
International Equity	29.1
Fixed Income	14.3
Alternative Assets	5.3
Short-Term Investment	1.7
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2060 Fund
U.S. Equity	54.5%
International Equity	28.9
Fixed Income	10.6
Alternative Assets	5.3
Short-Term Investment	0.7

*	The percentages indicated are based on total investments as of December 31, 2016. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

INVESTMENT OBJECTIVES

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

Overall, bond markets underperformed equity markets during the reporting period as rising stock prices attracted investors and expectations for rising interest rates in the U.S. hurt prices for U.S. Treasury bonds and core fixed-income debt securities.

During the reporting period, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large-cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Nine of the eleven JPMorgan SmartRetirement Funds (Institutional Share Class or Select Share Class) (the “Funds”) underperformed their respective S&P Target Date indexes (the “benchmarks”) for the six months ended December 31, 2016. The SmartRetirement Income Fund outperformed its benchmark for the six month reporting period and the SmartRetirement 2060 Fund underperformed its benchmark for the five months from Fund inception to December 31, 2016.

In terms of manager selection, the Funds’ investments in the JPMorgan High Yield Bond Fund and the JPMorgan Mid Cap Equity Fund detracted from performance as both funds underperformed relative to the Funds’ respective benchmarks during the reporting period. The Funds’ investments in the JPMorgan Disciplined Equity Fund and the JPMorgan US Equity Fund made a positive contribution to relative performance.

The Funds’ strategic allocation to underlying funds that focused on real estate investment trusts detracted from absolute performance, while the Funds’ strategic allocation to underlying funds that focused on emerging markets equity made a positive contribution to absolute performance. From a tactical perspective, the Funds’ positioning in emerging markets debt detracted from absolute performance, while the Funds’ overweight position in underlying funds that focused on high yield debt (also known as “junk bonds”) contributed to absolute performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(2.89)%	0.23%	4.22%	3.77%
Without Sales Charge		1.71	4.97	5.19	4.25
CLASS C SHARES	May 15, 2006
With CDSC***		0.37	3.29	4.51	3.61
Without CDSC		1.37	4.29	4.51	3.61
CLASS R2 SHARES	November 3, 2008	1.58	4.72	4.92	4.04
CLASS R3 SHARES	September 9, 2016	1.63	4.89	5.17	4.24
CLASS R4 SHARES	September 9, 2016	1.70	5.00	5.29	4.38
CLASS R6 SHARES	November 3, 2014	1.85	5.31	5.48	4.56
INSTITUTIONAL CLASS SHARES	May 15, 2006	1.81	5.24	5.45	4.55
SELECT CLASS SHARES	May 15, 2006	1.75	5.05	5.30	4.39

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target

Today Funds Average from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(2.91)%	0.10%	5.30%	3.76%
Without Sales Charge		1.69	4.82	6.27	4.24
CLASS C SHARES	May 15, 2006
With CDSC***		0.37	3.11	5.58	3.61
Without CDSC		1.37	4.11	5.58	3.61
CLASS R2 SHARES	November 3, 2008	1.56	4.57	6.01	4.03
CLASS R6 SHARES	November 3, 2014	1.84	5.13	6.56	4.55
INSTITUTIONAL CLASS SHARES	May 15, 2006	1.80	5.04	6.53	4.53
SELECT CLASS SHARES	May 15, 2006	1.73	4.91	6.37	4.38

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(2.04)%	0.82%	6.66%	4.19%
Without Sales Charge		2.60	5.58	7.65	4.67
CLASS C SHARES	May 15, 2006
With CDSC***		1.27	3.90	6.96	4.04
Without CDSC		2.27	4.90	6.96	4.04
CLASS R2 SHARES	November 3, 2008	2.48	5.34	7.39	4.46
CLASS R3 SHARES	September 9, 2016	2.54	5.51	7.64	4.67
CLASS R4 SHARES	September 9, 2016	2.66	5.69	7.76	4.82
CLASS R6 SHARES	November 3, 2014	2.75	5.87	7.95	4.99
INSTITUTIONAL CLASS SHARES	May 15, 2006	2.76	5.85	7.92	4.98
SELECT CLASS SHARES	May 15, 2006	2.70	5.72	7.77	4.82

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge**		(1.32)%	1.12%	7.70%	4.38%
Without Sales Charge		3.35	5.88	8.70	4.89
CLASS C SHARES	July 31, 2007
With CDSC***		2.02	4.15	7.98	4.24
Without CDSC		3.02	5.15	7.98	4.24
CLASS R2 SHARES	November 3, 2008	3.24	5.59	8.42	4.66
CLASS R3 SHARES	September 9, 2016	3.29	5.82	8.69	4.89
CLASS R4 SHARES	September 9, 2016	3.42	5.93	8.79	5.03
CLASS R6 SHARES	November 3, 2014	3.51	6.19	8.98	5.20
INSTITUTIONAL CLASS SHARES	July 31, 2007	3.46	6.11	8.95	5.18
SELECT CLASS SHARES	July 31, 2007	3.40	5.91	8.78	5.03

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(0.74)%	1.10%	8.39%	4.45%
Without Sales Charge		3.94	5.88	9.39	4.93
CLASS C SHARES	May 15, 2006
With CDSC***		2.63	4.24	8.69	4.30
Without CDSC		3.63	5.24	8.69	4.30
CLASS R2 SHARES	November 3, 2008	3.82	5.64	9.13	4.72
CLASS R3 SHARES	September 9, 2016	3.88	5.82	9.38	4.92
CLASS R4 SHARES	September 9, 2016	3.95	5.93	9.49	5.07
CLASS R6 SHARES	November 3, 2014	4.14	6.23	9.70	5.25
INSTITUTIONAL CLASS SHARES	May 15, 2006	4.09	6.15	9.67	5.23
SELECT CLASS SHARES	May 15, 2006	4.03	6.02	9.51	5.08

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge**		(0.14)%	1.37%	9.01%	4.54%
Without Sales Charge		4.57	6.15	10.02	5.05
CLASS C SHARES	July 31, 2007
With CDSC***		3.27	4.50	9.32	4.41
Without CDSC		4.27	5.50	9.32	4.41
CLASS R2 SHARES	November 3, 2008	4.46	5.92	9.76	4.83
CLASS R3 SHARES	September 9, 2016	4.51	6.09	10.01	5.05
CLASS R4 SHARES	September 9, 2016	4.63	6.31	10.14	5.20
CLASS R6 SHARES	November 3, 2014	4.77	6.50	10.32	5.37
INSTITUTIONAL CLASS SHARES	July 31, 2007	4.73	6.48	10.29	5.36
SELECT CLASS SHARES	July 31, 2007	4.66	6.34	10.15	5.21

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		0.49%	1.72%	9.25%	4.73%
Without Sales Charge		5.20	6.53	10.25	5.22
CLASS C SHARES	May 15, 2006
With CDSC***		3.87	4.82	9.54	4.57
Without CDSC		4.87	5.82	9.54	4.57
CLASS R2 SHARES	November 3, 2008	5.10	6.25	9.98	5.00
CLASS R3 SHARES	September 9, 2016	5.15	6.47	10.24	5.21
CLASS R4 SHARES	September 9, 2016	5.21	6.58	10.36	5.35
CLASS R6 SHARES	November 3, 2014	5.39	6.88	10.55	5.53
INSTITUTIONAL CLASS SHARES	May 15, 2006	5.35	6.79	10.52	5.52
SELECT CLASS SHARES	May 15, 2006	5.24	6.61	10.37	5.35

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds

Average from December 31, 2006 to December 31, 2016 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge**		0.54%	1.75%	9.28%	4.79%
Without Sales Charge		5.29	6.54	10.29	5.31
CLASS C SHARES	July 31, 2007
With CDSC***		3.92	4.85	9.56	4.67
Without CDSC		4.92	5.85	9.56	4.67
CLASS R2 SHARES	November 3, 2008	5.12	6.26	10.00	5.08
CLASS R3 SHARES	September 9, 2016	5.17	6.42	10.27	5.30
CLASS R4 SHARES	September 9, 2016	5.23	6.59	10.37	5.44
CLASS R6 SHARES	November 3, 2014	5.43	6.90	10.58	5.62
INSTITUTIONAL CLASS SHARES	July 31, 2007	5.38	6.76	10.55	5.60
SELECT CLASS SHARES	July 31, 2007	5.32	6.68	10.38	5.45

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge**		0.46%	1.68%	9.25%	4.80%
Without Sales Charge		5.21	6.47	10.25	5.32
CLASS C SHARES	July 31, 2007
With CDSC***		3.85	4.78	9.54	4.67
Without CDSC		4.85	5.78	9.54	4.67
CLASS R2 SHARES	November 3, 2008	5.11	6.25	9.99	5.09
CLASS R3 SHARES	September 9, 2016	5.15	6.41	10.24	5.31
CLASS R4 SHARES	September 9, 2016	5.27	6.58	10.37	5.46
CLASS R6 SHARES	November 3, 2014	5.41	6.82	10.57	5.64
INSTITUTIONAL CLASS SHARES	July 31, 2007	5.31	6.74	10.53	5.62
SELECT CLASS SHARES	July 31, 2007	5.25	6.55	10.36	5.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from July 31, 2007 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION

CLASS A SHARES	January 31, 2012
With Sales Charge**		0.47%	1.75%	2.46%	8.15%
Without Sales Charge		5.20	6.54	4.04	9.17
CLASS C SHARES	January 31, 2012
With CDSC***		3.87	4.88	3.37	8.46
Without CDSC		4.87	5.88	3.37	8.46
CLASS R2 SHARES	January 31, 2012	5.04	6.25	3.77	8.89
CLASS R3 SHARES	September 9, 2016	5.14	6.47	4.02	9.16
CLASS R4 SHARES	September 9, 2016	5.21	6.59	4.14	9.27
CLASS R6 SHARES	November 3, 2014	5.35	6.89	4.34	9.47
INSTITUTIONAL CLASS SHARES	January 31, 2012	5.31	6.81	4.28	9.43
SELECT CLASS SHARES	January 31, 2012	5.24	6.62	4.15	9.28

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P

Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Average from January 31, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Average does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2055+ Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

PERIOD ENDED DECEMBER 31, 2016 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2016
	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	August 31, 2016
With Sales Charge**		(2.81)%
Without Sales Charge		1.79
CLASS C SHARES	August 31, 2016
With CDSC***		0.58
Without CDSC		1.58
CLASS R2 SHARES	August 31, 2016	1.66
CLASS R3 SHARES	September 9, 2016	1.74
CLASS R4 SHARES	September 9, 2016	1.81
CLASS R6 SHARES	August 31, 2016	1.90
INSTITUTIONAL CLASS SHARES	August 31, 2016	1.82
SELECT CLASS SHARES	August 31, 2016	1.78

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 to 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2055+ Funds Average from August 31, 2016 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Average does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2060+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2055+ Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 2.5%
	Fixed Income — 2.5%
470,300	iShares TIPS Bond Fund (Cost $52,540,883)	53,223,851

Investment Companies — 88.7% (b)
	Alternative Assets — 3.1%
1,823,737	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	16,760,141
3,822,407	JPMorgan Realty Income Fund, Class R6 Shares	49,423,725

	Total Alternative Assets	66,183,866

	Fixed Income — 51.1%
39,534,306	JPMorgan Core Bond Fund, Class R6 Shares	454,249,181
15,251,215	JPMorgan Core Plus Bond Fund, Class R6 Shares	124,449,911
12,832,789	JPMorgan Corporate Bond Fund, Class R6 Shares	126,916,282
4,340,327	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	34,462,196
457,007	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	3,715,468
5,982,577	JPMorgan Floating Rate Income Fund, Class R6 Shares	56,535,350
24,937,990	JPMorgan High Yield Fund, Class R6 Shares	183,044,845
10,615,467	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	109,127,002

	Total Fixed Income	1,092,500,235

	International Equity — 12.7%
3,262,866	JPMorgan Emerging Economies Fund, Class R6 Shares	36,283,070
1,971,848	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	41,546,846
4,450,798	JPMorgan International Equity Fund, Class R6 Shares	63,913,461
4,605,450	JPMorgan International Opportunities Fund, Class R6 Shares	63,831,533
3,549,570	JPMorgan Intrepid International Fund, Class R6 Shares	66,270,467

	Total International Equity	271,845,377

	U.S. Equity — 21.8%
8,639,363	JPMorgan Disciplined Equity Fund, Class R6 Shares	204,148,159

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
3,706,375	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	58,634,856
1,286,415	JPMorgan Intrepid America Fund, Class R6 Shares	47,005,589
766,767	JPMorgan Mid Cap Equity Fund, Class R6 Shares	34,021,456
171,782	JPMorgan Small Cap Equity Fund, Class R6 Shares	8,980,764
909,046	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	12,663,006
317,250	JPMorgan Small Cap Value Fund, Class R6 Shares	10,031,452
2,010,132	JPMorgan U.S. Equity Fund, Class R6 Shares	29,388,127
1,905,024	JPMorgan Value Advantage Fund, Class R6 Shares	61,360,829

	Total U.S. Equity	466,234,238

	Total Investment Companies (Cost $1,745,973,673)	1,896,763,716

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
9,486,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $9,485,248)	9,487,081

SHARES
Short-Term Investment — 8.0%
	Investment Company — 8.0%
171,302,521	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $171,302,521)	171,302,521

	Total Investments — 99.7% (Cost $1,979,302,325)	2,130,777,169
	Other Assets in Excess of Liabilities — 0.3%	6,577,461

	NET ASSETS — 100.0%	$2,137,354,630

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
243	S&P/TSX 60 Index	03/16/17	CAD	$32,465,155	$(94,190)
339	Mini MSCI Emerging Markets Index	03/17/17	USD	14,558,355	(389,828)
435	Mini Russell 2000	03/17/17	USD	29,512,575	(493,212)
	Short Futures Outstanding
(126)	Euro Bund	03/08/17	EUR	(21,771,854)	(280,053)
(377)	FTSE 100 Index	03/17/17	GBP	(32,627,859)	(628,465)
(241)	E-mini S&P 500	03/17/17	USD	(26,946,210)	172,431
(311)	10 Year Canadian Government Bond	03/22/17	CAD	(31,856,277)	227,010
(140)	Long Gilt	03/29/17	GBP	(21,710,204)	(395,461)
(711)	5 Year U.S. Treasury Note	03/31/17	USD	(83,659,149)	26,280

					$(1,855,488)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 2.6%
	Fixed Income — 2.6%
567,687	iShares TIPS Bond Fund (Cost $63,257,792)	64,245,138

Investment Companies — 88.1% (b)
	Alternative Assets — 3.1%
2,143,297	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	19,696,900
4,437,496	JPMorgan Realty Income Fund, Class R6 Shares	57,376,819

	Total Alternative Assets	77,073,719

	Fixed Income — 50.9%
47,493,430	JPMorgan Core Bond Fund, Class R6 Shares	545,699,512
16,474,916	JPMorgan Core Plus Bond Fund, Class R6 Shares	134,435,315
15,328,574	JPMorgan Corporate Bond Fund, Class R6 Shares	151,599,602
5,267,961	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	41,827,613
353,938	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	2,877,513
6,950,202	JPMorgan Floating Rate Income Fund, Class R6 Shares	65,679,407
29,318,502	JPMorgan High Yield Fund, Class R6 Shares	215,197,804
12,244,812	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	125,876,667

	Total Fixed Income	1,283,193,433

	International Equity — 12.5%
3,718,639	JPMorgan Emerging Economies Fund, Class R6 Shares	41,351,264
2,241,186	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	47,221,781
5,535,930	JPMorgan International Equity Fund, Class R6 Shares	79,495,949
5,438,133	JPMorgan International Opportunities Fund, Class R6 Shares	75,372,523
3,904,038	JPMorgan Intrepid International Fund, Class R6 Shares	72,888,395

	Total International Equity	316,329,912

	U.S. Equity — 21.6%
10,040,114	JPMorgan Disciplined Equity Fund, Class R6 Shares	237,247,901

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,361,363	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	68,996,762
1,552,714	JPMorgan Intrepid America Fund, Class R6 Shares	56,736,175
944,428	JPMorgan Mid Cap Equity Fund, Class R6 Shares	41,904,266
245,379	JPMorgan Small Cap Equity Fund, Class R6 Shares	12,828,402
634,571	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	8,839,577
340,558	JPMorgan Small Cap Value Fund, Class R6 Shares	10,768,439
2,474,993	JPMorgan U.S. Equity Fund, Class R6 Shares	36,184,403
2,209,576	JPMorgan Value Advantage Fund, Class R6 Shares	71,170,453

	Total U.S. Equity	544,676,378

	Total Investment Companies (Cost $2,040,335,668)	2,221,273,442

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
11,261,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $11,260,166)	11,262,284

SHARES
Short-Term Investment — 8.5%
	Investment Company — 8.5%
215,257,278	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $215,257,278)	215,257,278

	Total Investments — 99.7% (Cost $2,330,110,904)	2,512,038,142
	Other Assets in Excess of Liabilities — 0.3%	8,767,464

	NET ASSETS — 100.0%	$2,520,805,606

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
285	S&P/Toronto Stock Exchange 60 Index	03/16/17	CAD	$38,076,416	$(109,532)
550	E-mini Russell 2000	03/17/17	USD	37,314,750	(608,772)
450	Mini MSCI Emerging Markets Index	03/17/17	USD	19,325,250	(517,588)
	Short Futures Outstanding
(148)	Euro Bund	03/08/17	EUR	(25,573,289)	(328,951)
(272)	E-mini S&P 500	03/17/17	USD	(30,412,320)	194,611
(442)	FTSE 100 Index	03/17/17	GBP	(38,253,352)	(736,750)
(364)	10 Year Canadian Government Bond	03/22/17	CAD	(37,285,160)	266,627
(164)	Long Gilt	03/29/17	GBP	(25,431,953)	(463,255)
(846)	5 Year U.S. Treasury Note	03/31/17	USD	(99,543,797)	1,403

					$(2,302,207)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.9%
	Fixed Income — 0.9%
569,257	iShares TIPS Bond Fund (Cost $63,339,631)	64,422,814

Investment Companies — 98.2% (b)
	Alternative Assets — 3.7%
1,966,853	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	18,075,381
18,516,953	JPMorgan Realty Income Fund, Class R6 Shares	239,424,202

	Total Alternative Assets	257,499,583

	Fixed Income — 47.1%
134,604,112	JPMorgan Core Bond Fund, Class R6 Shares	1,546,601,245
63,247,056	JPMorgan Core Plus Bond Fund, Class R6 Shares	516,095,980
43,437,197	JPMorgan Corporate Bond Fund, Class R6 Shares	429,593,874
12,688,170	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	100,744,066
621,101	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	5,049,554
7,624,218	JPMorgan Floating Rate Income Fund, Class R6 Shares	72,048,860
70,069,565	JPMorgan High Yield Fund, Class R6 Shares	514,310,604
13,988,218	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	143,798,876

	Total Fixed Income	3,328,243,059

	International Equity — 17.7%
13,682,655	JPMorgan Emerging Economies Fund, Class R6 Shares	152,151,118
8,411,430	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	177,228,827
22,037,884	JPMorgan International Equity Fund, Class R6 Shares	316,464,014
22,245,039	JPMorgan International Opportunities Fund, Class R6 Shares	308,316,244
16,016,270	JPMorgan Intrepid International Fund, Class R6 Shares	299,023,752

	Total International Equity	1,253,183,955

	U.S. Equity — 29.7%
26,424,423	JPMorgan Disciplined Equity Fund, Class R6 Shares	624,409,109

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
19,034,890	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	301,131,956
8,263,435	JPMorgan Intrepid America Fund, Class R6 Shares	301,945,907
3,741,548	JPMorgan Mid Cap Equity Fund, Class R6 Shares	166,012,464
797,598	JPMorgan Small Cap Equity Fund, Class R6 Shares	41,698,438
2,954,243	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	41,152,608
1,744,377	JPMorgan Small Cap Value Fund, Class R6 Shares	55,157,192
18,598,204	JPMorgan U.S. Equity Fund, Class R6 Shares	271,905,736
9,193,196	JPMorgan Value Advantage Fund, Class R6 Shares	296,112,833

	Total U.S. Equity	2,099,526,243

	Total Investment Companies (Cost $6,470,398,333)	6,938,452,840

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
31,322,500	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $31,318,406)	31,326,071

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
54,635,612	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $54,635,612)	54,635,612

	Total Investments — 100.3% (Cost $6,619,691,982)	7,088,837,337
	Liabilities in Excess of Other Assets — (0.3)%	(20,783,213)

	NET ASSETS — 100.0%	$7,068,054,124

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
792	S&P/TSX 60 Index	03/16/17	CAD	$105,812,356	$(303,100)
319	E-mini S&P 500	03/17/17	USD	35,667,390	(230,324)
1,383	Mini MSCI Emerging Markets Index	03/17/17	USD	59,392,935	(1,590,518)
1,448	Mini Russell 2000	03/17/17	USD	98,239,560	(1,597,817)
	Short Futures Outstanding
(409)	Euro Bund	03/08/17	EUR	(70,672,130)	(909,060)
(1,224)	FTSE 100 Index	03/17/17	GBP	(105,932,359)	(2,041,416)
(1,012)	10 Year Canadian Government Bond	03/22/17	CAD	(103,660,939)	732,671
(448)	Long Gilt	03/29/17	GBP	(69,472,654)	(1,265,476)
(2,440)	5 Year U.S. Treasury Note	03/31/17	USD	(287,100,313)	(45,467)

					$(7,250,507)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.4% (b)
	Alternative Assets — 3.8%
20,147,484	JPMorgan Realty Income Fund, Class R6 Shares	260,506,971

	Fixed Income — 38.0%
112,642,222	JPMorgan Core Bond Fund, Class R6 Shares	1,294,259,134
53,950,299	JPMorgan Core Plus Bond Fund, Class R6 Shares	440,234,441
35,939,126	JPMorgan Corporate Bond Fund, Class R6 Shares	355,437,954
8,927,593	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	70,885,089
1,742,090	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	14,163,195
60,897,730	JPMorgan High Yield Fund, Class R6 Shares	446,989,337

	Total Fixed Income	2,621,969,150

	International Equity — 21.2%
15,727,083	JPMorgan Emerging Economies Fund, Class R6 Shares	174,885,167
10,185,257	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	214,603,358
24,560,854	JPMorgan International Equity Fund, Class R6 Shares	352,693,857
25,919,146	JPMorgan International Opportunities Fund, Class R6 Shares	359,239,359
19,231,153	JPMorgan Intrepid International Fund, Class R6 Shares	359,045,632

	Total International Equity	1,460,467,373

	U.S. Equity — 35.4%
31,476,875	JPMorgan Disciplined Equity Fund, Class R6 Shares	743,798,567
21,693,897	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	343,197,458
9,517,335	JPMorgan Intrepid America Fund, Class R6 Shares	347,763,436

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,330,520	JPMorgan Mid Cap Equity Fund, Class R6 Shares	192,145,166
914,763	JPMorgan Small Cap Equity Fund, Class R6 Shares	47,823,804
3,782,895	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	52,695,726
1,635,026	JPMorgan Small Cap Value Fund, Class R6 Shares	51,699,537
21,578,300	JPMorgan U.S. Equity Fund, Class R6 Shares	315,474,747
10,913,453	JPMorgan Value Advantage Fund, Class R6 Shares	351,522,315

	Total U.S. Equity	2,446,120,756

	Total Investment Companies (Cost $6,446,766,761)	6,789,064,250

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
29,016,500	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $29,013,910)	29,019,808

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
80,434,386	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $80,434,386)	80,434,386

	Total Investments — 100.0% (Cost $6,556,215,057)	6,898,518,444
	Liabilities in Excess of Other Assets — 0.0% (g)	(3,173,967)

	NET ASSETS — 100.0%	$6,895,344,477

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
764	S&P/Toronto Stock Exchange 60 Index	03/16/17	CAD	$102,071,515	$(291,848)
1,573	E-mini Russell 2000	03/17/17	USD	106,720,185	(1,693,328)
349	E-mini S&P 500	03/17/17	USD	39,021,690	(251,985)
1,366	Mini MSCI Emerging Markets Index	03/17/17	USD	58,662,870	(1,570,963)
	Short Futures Outstanding
(395)	Euro Bund	03/08/17	EUR	(68,253,035)	(877,943)
(1,190)	FTSE 100 Index	03/17/17	GBP	(102,989,793)	(1,987,229)
(980)	10 Year Canadian Government Bond	03/22/17	CAD	(100,383,123)	704,136
(430)	Long Gilt	03/29/17	GBP	(66,681,342)	(1,214,631)
(2,235)	5 Year U.S. Treasury Note	03/31/17	USD	(262,979,180)	(38,412)

					$(7,222,203)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.3% (b)
	Alternative Assets — 4.3%
24,847,989	JPMorgan Realty Income Fund, Class R6 Shares	321,284,501

	Fixed Income — 28.1%
68,966,227	JPMorgan Core Bond Fund, Class R6 Shares	792,421,947
40,900,299	JPMorgan Core Plus Bond Fund, Class R6 Shares	333,746,441
33,690,893	JPMorgan Corporate Bond Fund, Class R6 Shares	333,202,929
463,275	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3,678,407
448,332	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	3,644,940
87,366,557	JPMorgan High Yield Fund, Class R6 Shares	641,270,530

	Total Fixed Income	2,107,965,194

	International Equity — 24.6%
19,864,879	JPMorgan Emerging Economies Fund, Class R6 Shares	220,897,456
12,638,265	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	266,288,236
31,270,121	JPMorgan International Equity Fund, Class R6 Shares	449,038,938
32,889,365	JPMorgan International Opportunities Fund, Class R6 Shares	455,846,593
24,392,431	JPMorgan Intrepid International Fund, Class R6 Shares	455,406,681

	Total International Equity	1,847,477,904

	U.S. Equity — 41.3%
39,084,006	JPMorgan Disciplined Equity Fund, Class R6 Shares	923,555,071
27,526,453	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	435,468,487
11,653,798	JPMorgan Intrepid America Fund, Class R6 Shares	425,829,773

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
5,901,304	JPMorgan Mid Cap Equity Fund, Class R6 Shares	261,840,877
1,136,451	JPMorgan Small Cap Equity Fund, Class R6 Shares	59,413,666
4,400,890	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	61,304,391
2,180,900	JPMorgan Small Cap Value Fund, Class R6 Shares	68,960,048
27,747,683	JPMorgan U.S. Equity Fund, Class R6 Shares	405,671,124
13,996,032	JPMorgan Value Advantage Fund, Class R6 Shares	450,812,184

	Total U.S. Equity	3,092,855,621

	Total Investment Companies (Cost $6,773,276,565)	7,369,583,220

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
58,461,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $58,456,613)	58,467,665

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
74,520,447	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $74,520,447)	74,520,447

	Total Investments — 100.1% (Cost $6,906,253,625)	7,502,571,332
	Liabilities in Excess of Other Assets — (0.1)%	(5,078,722)

	NET ASSETS — 100.0%	$7,497,492,610

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,573	10 Year Australian Government Bond	03/15/17	AUD	$145,007,635	$174,869
1,674	S&P/TSX 60 Index	03/16/17	CAD	223,648,844	(638,531)
3,519	E-mini Russell 2000	03/17/17	USD	238,746,555	(3,876,572)
35	E-mini S&P 500	03/17/17	USD	3,913,350	(25,271)
2,997	Mini MSCI Emerging Markets Index	03/17/17	USD	128,706,165	(3,446,844)
602	10 Year U.S. Treasury Note	03/22/17	USD	74,817,312	(27,153)
	Short Futures Outstanding
(861)	Euro Bund	03/08/17	EUR	(148,774,338)	(1,913,693)
(2,601)	FTSE 100 Index	03/17/17	GBP	(225,106,262)	(4,344,309)
(2,153)	10 Year Canadian Government Bond	03/22/17	CAD	(220,535,575)	1,536,932
(941)	Long Gilt	03/29/17	GBP	(145,923,588)	(2,658,059)
(2,396)	5 Year U.S. Treasury Note	03/31/17	USD	(281,923,094)	643,562

					$(14,575,069)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.1% (b)
	Alternative Assets — 4.9%
20,441,132	JPMorgan Realty Income Fund, Class R6 Shares	264,303,838

	Fixed Income — 21.0%
27,966,783	JPMorgan Core Bond Fund, Class R6 Shares	321,338,338
20,842,079	JPMorgan Core Plus Bond Fund, Class R6 Shares	170,071,364
18,993,250	JPMorgan Corporate Bond Fund, Class R6 Shares	187,843,240
327,365	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,599,274
325,186	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	2,643,763
60,895,151	JPMorgan High Yield Fund, Class R6 Shares	446,970,406

	Total Fixed Income	1,131,466,385

	International Equity — 27.0%
15,678,639	JPMorgan Emerging Economies Fund, Class R6 Shares	174,346,468
9,881,798	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	208,209,489
24,537,179	JPMorgan International Equity Fund, Class R6 Shares	352,353,887
25,887,676	JPMorgan International Opportunities Fund, Class R6 Shares	358,803,191
19,179,930	JPMorgan Intrepid International Fund, Class R6 Shares	358,089,297

	Total International Equity	1,451,802,332

	U.S. Equity — 45.2%
30,256,601	JPMorgan Disciplined Equity Fund, Class R6 Shares	714,963,492
21,730,303	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	343,773,391
9,374,134	JPMorgan Intrepid America Fund, Class R6 Shares	342,530,842

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,321,258	JPMorgan Mid Cap Equity Fund, Class R6 Shares	191,734,219
966,553	JPMorgan Small Cap Equity Fund, Class R6 Shares	50,531,374
3,400,040	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	47,362,556
1,648,185	JPMorgan Small Cap Value Fund, Class R6 Shares	52,115,615
22,639,774	JPMorgan U.S. Equity Fund, Class R6 Shares	330,993,493
11,154,745	JPMorgan Value Advantage Fund, Class R6 Shares	359,294,344

	Total U.S. Equity	2,433,299,326

	Total Investment Companies (Cost $4,977,471,287)	5,280,871,881

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
42,503,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $42,499,899)	42,507,845

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
54,598,016	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $54,598,016)	54,598,016

	Total Investments — 99.9% (Cost $5,074,569,202)	5,377,977,742
	Other Assets in Excess of Liabilities — 0.1%	5,844,844

	NET ASSETS — 100.0%	$5,383,822,586

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,129	10 Year Australian Government Bond	03/15/17	AUD	$104,077,317	$128,884
1,201	S&P/TSX 60 Index	03/16/17	CAD	160,455,353	(457,061)
2,644	E-mini Russell 2000	03/17/17	USD	179,382,180	(2,876,899)
2,177	Mini MSCI Emerging Markets Index	03/17/17	USD	93,491,265	(2,503,754)
432	10 Year U.S. Treasury Note	03/22/17	USD	53,689,500	(19,466)
	Short Futures Outstanding
(617)	Euro Bund	03/08/17	EUR	(106,612,969)	(1,371,369)
(27)	E-mini S&P 500	03/17/17	USD	(3,018,870)	338
(1,865)	FTSE 100 Index	03/17/17	GBP	(161,408,373)	(3,115,183)
(1,546)	10 Year Canadian Government Bond	03/22/17	CAD	(158,359,498)	1,099,597
(672)	Long Gilt	03/29/17	GBP	(104,208,981)	(1,898,215)
(1,623)	5 Year U.S. Treasury Note	03/31/17	USD	(190,968,774)	439,865

					$(10,573,263)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.1% (b)
	Alternative Assets — 5.3%
22,508,593	JPMorgan Realty Income Fund, Class R6 Shares	291,036,111

	Fixed Income — 14.4%
11,975,293	JPMorgan Core Bond Fund, Class R6 Shares	137,596,118
9,071,117	JPMorgan Core Plus Bond Fund, Class R6 Shares	74,020,312
12,970,976	JPMorgan Corporate Bond Fund, Class R6 Shares	128,282,951
320,012	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,540,894
318,890	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	2,592,578
60,235,654	JPMorgan High Yield Fund, Class R6 Shares	442,129,700

	Total Fixed Income	787,162,553

	International Equity — 29.6%
17,065,278	JPMorgan Emerging Economies Fund, Class R6 Shares	189,765,894
11,473,013	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	241,736,374
27,259,050	JPMorgan International Equity Fund, Class R6 Shares	391,439,953
28,683,027	JPMorgan International Opportunities Fund, Class R6 Shares	397,546,748
21,281,013	JPMorgan Intrepid International Fund, Class R6 Shares	397,316,509

	Total International Equity	1,617,805,478

	U.S. Equity — 49.8%
32,968,694	JPMorgan Disciplined Equity Fund, Class R6 Shares	779,050,231
24,490,149	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	387,434,153
10,855,561	JPMorgan Intrepid America Fund, Class R6 Shares	396,662,216

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,718,948	JPMorgan Mid Cap Equity Fund, Class R6 Shares	209,379,729
1,080,432	JPMorgan Small Cap Equity Fund, Class R6 Shares	56,484,973
4,474,791	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	62,333,846
1,952,952	JPMorgan Small Cap Value Fund, Class R6 Shares	61,752,345
25,827,913	JPMorgan U.S. Equity Fund, Class R6 Shares	377,604,085
12,136,326	JPMorgan Value Advantage Fund, Class R6 Shares	390,911,053

	Total U.S. Equity	2,721,612,631

	Total Investment Companies (Cost $4,952,730,995)	5,417,616,773

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
46,409,500	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $46,406,903)	46,414,791

SHARES
Short-Term Investment — 0.2%
	Investment Company — 0.2%
9,388,121	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $9,388,121)	9,388,121

	Total Investments — 100.2% (Cost $5,008,526,019)	5,473,419,685
	Liabilities in Excess of Other Assets — (0.2)%	(8,552,303)

	NET ASSETS — 100.0%	$5,464,867,382

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,153	10 Year Australian Government Bond	03/15/17	AUD	$106,289,767	$135,522
1,221	S&P/TSX 60 Index	03/16/17	CAD	163,127,383	(465,111)
2,152	Mini MSCI Emerging Markets Index	03/17/17	USD	92,417,640	(2,474,949)
2,446	Mini Russell 2000	03/17/17	USD	165,948,870	(2,666,865)
437	10 Year U.S. Treasury Note	03/22/17	USD	54,310,906	(19,727)
	Short Futures Outstanding
(629)	Euro Bund	03/08/17	EUR	(108,686,479)	(1,398,040)
(1,900)	FTSE 100 Index	03/17/17	GBP	(164,437,485)	(3,173,608)
(1,576)	10 Year Canadian Government Bond	03/22/17	CAD	(161,432,451)	1,117,745
(683)	Long Gilt	03/29/17	GBP	(105,914,783)	(1,929,280)
(1,646)	5 Year U.S. Treasury Note	03/31/17	USD	(193,675,047)	464,528

					$(10,409,785)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.1% (b)
	Alternative Assets — 5.3%
13,998,505	JPMorgan Realty Income Fund, Class R6 Shares	181,000,671

	Fixed Income — 14.1%
6,409,889	JPMorgan Core Bond Fund, Class R6 Shares	73,649,623
5,567,601	JPMorgan Core Plus Bond Fund, Class R6 Shares	45,431,624
8,223,507	JPMorgan Corporate Bond Fund, Class R6 Shares	81,330,480
193,418	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,535,735
553,093	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	4,496,646
37,730,073	JPMorgan High Yield Fund, Class R6 Shares	276,938,736

	Total Fixed Income	483,382,844

	International Equity — 29.6%
10,924,171	JPMorgan Emerging Economies Fund, Class R6 Shares	121,476,781
7,238,063	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	152,505,980
17,141,373	JPMorgan International Equity Fund, Class R6 Shares	246,150,116
17,913,623	JPMorgan International Opportunities Fund, Class R6 Shares	248,282,809
13,289,495	JPMorgan Intrepid International Fund, Class R6 Shares	248,114,870

	Total International Equity	1,016,530,556

	U.S. Equity — 49.1%
20,450,004	JPMorgan Disciplined Equity Fund, Class R6 Shares	483,233,592
15,351,037	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	242,853,413
6,698,789	JPMorgan Intrepid America Fund, Class R6 Shares	244,773,733

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,758,654	JPMorgan Mid Cap Equity Fund, Class R6 Shares	122,401,456
760,712	JPMorgan Small Cap Equity Fund, Class R6 Shares	39,770,005
2,495,624	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	34,764,044
1,109,629	JPMorgan Small Cap Value Fund, Class R6 Shares	35,086,475
16,345,364	JPMorgan U.S. Equity Fund, Class R6 Shares	238,969,222
7,563,601	JPMorgan Value Advantage Fund, Class R6 Shares	243,623,584

	Total U.S. Equity	1,685,475,524

	Total Investment Companies (Cost $3,201,529,491)	3,366,389,595

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
28,948,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $28,946,474)	28,951,300

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
46,973,356	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $46,973,356)	46,973,356

	Total Investments — 100.4% (Cost $3,277,449,321)	3,442,314,251
	Liabilities in Excess of Other Assets — (0.4)%	(13,043,189)

	NET ASSETS — 100.0%	$3,429,271,062

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
723	10 Year Australian Government Bond	03/15/17	AUD	$66,650,045	$87,845
764	S&P/TSX 60 Index	03/16/17	CAD	102,071,515	(290,214)
90	E-mini S&P 500	03/17/17	USD	10,062,900	(64,982)
1,359	Mini MSCI Emerging Markets Index	03/17/17	USD	58,362,255	(1,562,904)
1,712	Mini Russell 2000	03/17/17	USD	116,150,640	(1,819,169)
273	10 Year U.S. Treasury Note	03/22/17	USD	33,928,781	(12,335)
	Short Futures Outstanding
(392)	Euro Bund	03/08/17	EUR	(67,734,658)	(871,275)
(1,186)	FTSE 100 Index	03/17/17	GBP	(102,643,609)	(1,981,069)
(987)	10 Year Canadian Government Bond	03/22/17	CAD	(101,100,145)	697,076
(425)	Long Gilt	03/29/17	GBP	(65,905,978)	(1,200,502)
(962)	5 Year U.S. Treasury Note	03/31/17	USD	(113,192,828)	274,808

					$(6,742,721)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.4% (b)
	Alternative Assets — 5.3%
11,632,752	JPMorgan Realty Income Fund, Class R6 Shares	150,411,489

	Fixed Income — 14.5%
7,000,117	JPMorgan Core Bond Fund, Class R6 Shares	80,431,343
3,617,643	JPMorgan Core Plus Bond Fund, Class R6 Shares	29,519,967
6,496,672	JPMorgan Corporate Bond Fund, Class R6 Shares	64,252,084
171,041	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,358,070
438,701	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	3,566,643
30,919,245	JPMorgan High Yield Fund, Class R6 Shares	226,947,260

	Total Fixed Income	406,075,367

	International Equity — 29.6%
8,887,524	JPMorgan Emerging Economies Fund, Class R6 Shares	98,829,266
5,762,217	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	121,409,902
14,201,721	JPMorgan International Equity Fund, Class R6 Shares	203,936,713
14,654,487	JPMorgan International Opportunities Fund, Class R6 Shares	203,111,183
10,863,416	JPMorgan Intrepid International Fund, Class R6 Shares	202,819,980

	Total International Equity	830,107,044

	U.S. Equity — 49.0%
16,384,658	JPMorgan Disciplined Equity Fund, Class R6 Shares	387,169,465
12,429,910	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	196,641,170
5,512,939	JPMorgan Intrepid America Fund, Class R6 Shares	201,442,773

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,360,057	JPMorgan Mid Cap Equity Fund, Class R6 Shares	104,715,728
626,354	JPMorgan Small Cap Equity Fund, Class R6 Shares	32,745,781
1,933,610	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	26,935,193
946,324	JPMorgan Small Cap Value Fund, Class R6 Shares	29,922,753
13,177,081	JPMorgan U.S. Equity Fund, Class R6 Shares	192,648,926

6,264,003	JPMorgan Value Advantage Fund, Class R6 Shares	201,763,525

	Total U.S. Equity	1,373,985,314

	Total Investment Companies (Cost $2,612,745,159)	2,760,579,214

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
24,072,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $24,070,741)	24,074,744

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
42,460,845	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $42,460,845)	42,460,845

	Total Investments — 100.8% (Cost $2,679,276,745)	2,827,114,803
	Liabilities in Excess of Other Assets — (0.8)%	(23,149,986)

	NET ASSETS — 100.0%	$2,803,964,817

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
593	10 Year Australian Government Bond	03/15/17	AUD	$54,665,942	$73,749
629	S&P/TSX 60 Index	03/16/17	CAD	84,035,318	(237,488)
139	E-mini S&P 500	03/17/17	USD	15,541,590	(100,361)
1,209	Mini MSCI Emerging Markets Index	03/17/17	USD	51,920,505	(1,390,374)
1,341	Mini Russell 2000	03/17/17	USD	90,980,145	(1,443,003)
224	10 Year U.S. Treasury Note	03/22/17	USD	27,839,000	(10,134)
	Short Futures Outstanding
(321)	Euro Bund	03/08/17	EUR	(55,466,391)	(713,467)
(975)	FTSE 100 Index	03/17/17	GBP	(84,382,394)	(1,629,692)
(809)	10 Year Canadian Government Bond	03/22/17	CAD	(82,867,292)	569,753
(348)	Long Gilt	03/29/17	GBP	(53,965,365)	(983,004)
(904)	5 Year U.S. Treasury Note	03/31/17	USD	(106,368,312)	270,977

					$(5,593,044)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 97.9% (b)
	Alternative Assets — 5.4%
3,348,402	JPMorgan Realty Income Fund, Class R6 Shares	43,294,843

	Fixed Income — 14.3%
1,858,794	JPMorgan Core Bond Fund, Class R6 Shares	21,357,539
1,147,731	JPMorgan Core Plus Bond Fund, Class R6 Shares	9,365,487
1,988,142	JPMorgan Corporate Bond Fund, Class R6 Shares	19,662,720
50,376	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	399,987
87,982	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	715,294
8,745,050	JPMorgan High Yield Fund, Class R6 Shares	64,188,669

	Total Fixed Income	115,689,696

	International Equity — 29.2%
2,452,362	JPMorgan Emerging Economies Fund, Class R6 Shares	27,270,262
1,595,113	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	33,609,030
3,972,441	JPMorgan International Equity Fund, Class R6 Shares	57,044,250
4,252,126	JPMorgan International Opportunities Fund, Class R6 Shares	58,934,473
3,138,097	JPMorgan Intrepid International Fund, Class R6 Shares	58,588,274

	Total International Equity	235,446,289

	U.S. Equity — 49.0%
4,799,712	JPMorgan Disciplined Equity Fund, Class R6 Shares	113,417,191
3,520,361	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	55,692,103
1,530,450	JPMorgan Intrepid America Fund, Class R6 Shares	55,922,629

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
698,241	JPMorgan Mid Cap Equity Fund, Class R6 Shares	30,980,964
173,444	JPMorgan Small Cap Equity Fund, Class R6 Shares	9,067,639
579,860	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	8,077,450
260,143	JPMorgan Small Cap Value Fund, Class R6 Shares	8,225,715
3,851,205	JPMorgan U.S. Equity Fund, Class R6 Shares	56,304,621
1,779,289	JPMorgan Value Advantage Fund, Class R6 Shares	57,310,915

	Total U.S. Equity	394,999,227

	Total Investment Companies (Cost $772,795,412)	789,430,055

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
6,600,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $6,599,690)	6,600,752

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
13,446,371	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $13,446,371)	13,446,371

	Total Investments — 100.4% (Cost $792,841,473)	809,477,178
	Liabilities in Excess of Other Assets — (0.4)%	(3,306,699)

	NET ASSETS — 100.0%	$806,170,479

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
168	10 Year Australian Government Bond	03/15/17	AUD	$15,487,147	$22,706
177	S&P/TSX 60 Index	03/16/17	CAD	23,647,459	(66,404)
44	E-mini S&P 500	03/17/17	USD	4,919,640	(56,801)
370	Mini MSCI Emerging Markets Index	03/17/17	USD	15,889,650	(425,501)
373	Mini Russell 2000	03/17/17	USD	25,306,185	(395,929)
64	10 Year U.S. Treasury Note	03/22/17	USD	7,954,000	(2,985)
	Short Futures Outstanding
(97)	Euro Bund	03/08/17	EUR	(16,760,872)	(214,127)
(275)	FTSE 100 Index	03/17/17	GBP	(23,800,162)	(459,928)
(228)	10 Year Canadian Government Bond	03/22/17	CAD	(23,354,441)	159,658
(106)	Long Gilt	03/29/17	GBP	(16,437,726)	(304,556)
(221)	5 Year U.S. Treasury Note	03/31/17	USD	(26,003,758)	60,294

					$(1,683,573)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	45

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 89.8% (b)
	Alternative Assets — 4.7%
6,801	JPMorgan Realty Income Fund, Class R6 Shares	87,941

	Fixed Income — 9.6%
274	JPMorgan Core Bond Fund, Class R6 Shares	3,147
3,344	JPMorgan Core Plus Bond Fund, Class R6 Shares	27,284
1,593	JPMorgan Corporate Bond Fund, Class R6 Shares	15,757
117	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	927
121	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	986
17,585	JPMorgan High Yield Fund, Class R6 Shares	129,071

	Total Fixed Income	177,172

	International Equity — 26.2%
6,428	JPMorgan Emerging Economies Fund, Class R6 Shares	71,477
4,086	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	86,100
7,672	JPMorgan International Equity Fund, Class R6 Shares	110,171
7,773	JPMorgan International Opportunities Fund, Class R6 Shares	107,729
5,782	JPMorgan Intrepid International Fund, Class R6 Shares	107,946

	Total International Equity	483,423

	U.S. Equity — 49.3%
11,319	JPMorgan Disciplined Equity Fund, Class R6 Shares	267,458
7,407	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	117,184

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
3,244	JPMorgan Intrepid America Fund, Class R6 Shares	118,542
1,439	JPMorgan Mid Cap Equity Fund, Class R6 Shares	63,844
691	JPMorgan Small Cap Equity Fund, Class R6 Shares	36,102
2,694	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	37,523
1,121	JPMorgan Small Cap Value Fund, Class R6 Shares	35,457
7,899	JPMorgan U.S. Equity Fund, Class R6 Shares	115,491
3,655	JPMorgan Value Advantage Fund, Class R6 Shares	117,728

	Total U.S. Equity	909,329

	Total Investment Companies (Cost $1,671,497)	1,657,865

Short-Term Investment — 0.7%
	Investment Company — 0.7%
12,229	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $12,229)	12,229

	Total Investments — 90.5% (Cost $1,683,726)	1,670,094
	Other Assets in Excess of Liabilities — 9.5%	174,419

	NET ASSETS — 100.0%	$1,844,513

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

J.P. Morgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British pound
MSCI	— Morgan Stanley Capital International
TIPS	— Treasury Inflation Protected Security
TSX	— Toronto Stock Exchange
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$62,710,932	$75,507,422	$95,748,885
Investments in affiliates, at value	2,068,066,237	2,436,530,720	6,993,088,452

Total investment securities, at value	2,130,777,169	2,512,038,142	7,088,837,337
Cash	—	—	1,499,073
Receivables:
Investment securities sold	18,276,478	15,154,933	41,122,427
Fund shares sold	8,681,090	18,347,166	72,530,029
Interest from non-affiliates	19,848	23,562	65,539
Dividends from affiliates	53,252	67,127	14,824
Variation margin on futures contracts	19,710	—	—
Due from Adviser	40,338	8,662	15,461

Total Assets	2,157,867,885	2,545,639,592	7,204,084,690

LIABILITIES:
Payables:
Distributions	598,230	757,998	1,954,362
Investment securities purchased	—	3,779,167	46,108,956
Fund shares redeemed	19,288,056	19,270,973	85,490,751
Variation margin on futures contracts	—	304,677	740,934
Accrued liabilities:
Distribution fees	193,799	215,299	544,143
Shareholder servicing fees	55,405	111,297	329,799
Trustees’ and Chief Compliance Officer’s fees	—	3	19,517
Transfer agency fees	41,277	35,796	53,184
Other	336,488	358,776	788,920

Total Liabilities	20,513,255	24,833,986	136,030,566

Net Assets	$2,137,354,630	$2,520,805,606	$7,068,054,124

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
NET ASSETS:
Paid-in-Capital	$2,011,785,403	$2,376,969,221	$6,669,912,552
Accumulated undistributed (distributions in excess of) net investment income	(1,006,734)	(1,218,529)	(4,237,410)
Accumulated net realized gains (losses)	(23,025,700)	(34,547,925)	(59,450,536)
Net unrealized appreciation (depreciation)	149,601,661	179,602,839	461,829,518

Total Net Assets	$2,137,354,630	$2,520,805,606	$7,068,054,124

Net Assets:
Class A	$625,780,640	$671,377,401	$1,628,010,647
Class C	22,869,646	26,093,635	52,452,541
Class R2	114,184,049	126,560,093	390,647,611
Class R3	20,022	—	20,117
Class R4	20,037	—	20,133
Class R6	133,750,059	204,993,254	465,789,448
Institutional Class	947,476,572	1,208,189,459	3,636,950,285
Select Class	293,253,605	283,591,764	894,163,342

Total	$2,137,354,630	$2,520,805,606	$7,068,054,124

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	36,059,594	38,642,532	90,172,579
Class C	1,323,111	1,512,618	2,917,455
Class R2	6,593,952	7,305,781	21,699,050
Class R3	1,154	—	1,115
Class R4	1,153	—	1,112
Class R6	7,682,052	11,767,367	25,681,069
Institutional Class	54,414,782	69,351,954	200,591,914
Select Class	16,869,347	16,294,219	49,368,479

Net Asset Value (a):
Class A — Redemption price per share	$17.35	$17.37	$18.05
Class C — Offering price per share (b)	17.28	17.25	17.98
Class R2 — Offering and redemption price per share	17.32	17.32	18.00
Class R3 — Offering and redemption price per share	17.35	—	18.04
Class R4 — Offering and redemption price per share	17.38	—	18.10
Class R6 — Offering and redemption price per share	17.41	17.42	18.14
Institutional Class — Offering and redemption price per share	17.41	17.42	18.13
Select Class — Offering and redemption price per share	17.38	17.40	18.11
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.17	$18.19	$18.90

Cost of investments in non-affiliates	$62,026,131	$74,517,958	$94,658,037
Cost of investments in affiliates	1,917,276,194	2,255,592,946	6,525,033,945

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$29,019,808	$58,467,665	$42,507,845	$46,414,791
Investments in affiliates, at value	6,869,498,636	7,444,103,667	5,335,469,897	5,427,004,894

Total investment securities, at value	6,898,518,444	7,502,571,332	5,377,977,742	5,473,419,685
Cash	771,222	4,024,038	3,351,497	2,574,174
Receivables:
Investment securities sold	37,906,561	33,857,704	9,179,954	25,842,529
Fund shares sold	64,475,390	82,471,155	38,784,534	52,898,014
Interest from non-affiliates	60,714	122,323	88,933	97,107
Dividends from affiliates	22,565	23,201	19,599	7,449
Variation margin on futures contracts	—	1,219,907	671,307	542,716
Due from Adviser	12,606	22,310	32,289	67,954

Total Assets	7,001,767,502	7,624,311,970	5,430,105,855	5,555,449,628

LIABILITIES:
Payables:
Distributions	2,514,287	2,816,060	2,359,036	2,319,361
Investment securities purchased	47,039,635	22,598,517	—	8,805,353
Fund shares redeemed	53,973,969	99,436,220	42,483,803	77,792,742
Variation margin on futures contracts	1,232,959	—	—	—
Accrued liabilities:
Distribution fees	546,130	611,777	437,706	436,141
Shareholder servicing fees	308,031	301,383	173,250	150,432
Trustees’ and Chief Compliance Officer’s fees	18,784	20,769	11,569	12,200
Transfer agency fees	53,282	61,255	50,667	53,611
Other	735,948	973,379	767,238	1,012,406

Total Liabilities	106,423,025	126,819,360	46,283,269	90,582,246

Net Assets	$6,895,344,477	$7,497,492,610	$5,383,822,586	$5,464,867,382

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid-in-Capital	$6,599,118,826	$7,008,774,345	$5,123,556,977	$5,055,934,888
Accumulated undistributed (distributions in excess of) net investment income	(4,360,363)	(6,016,464)	(4,560,162)	(4,981,437)
Accumulated net realized gains (losses)	(34,470,052)	(86,931,770)	(27,955,597)	(40,510,815)
Net unrealized appreciation (depreciation)	335,056,066	581,666,499	292,781,368	454,424,746

Total Net Assets	$6,895,344,477	$7,497,492,610	$5,383,822,586	$5,464,867,382

Net Assets:
Class A	$1,663,751,452	$1,794,653,411	$1,303,157,393	$1,290,453,538
Class C	51,277,006	47,497,278	30,165,659	30,438,743
Class R2	368,044,735	464,657,984	327,148,049	332,246,203
Class R3	20,207	20,292	20,376	20,453
Class R4	20,223	20,308	20,392	20,468
Class R6	517,424,070	495,975,669	409,458,354	373,166,218
Institutional Class	3,445,231,541	3,733,637,080	2,649,920,921	2,747,931,083
Select Class	849,575,243	961,030,588	663,931,442	690,590,676

Total	$6,895,344,477	$7,497,492,610	$5,383,822,586	$5,464,867,382

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	95,115,135	95,678,996	72,474,641	66,933,340
Class C	2,942,027	2,554,702	1,691,013	1,598,992
Class R2	21,111,572	24,857,265	18,246,963	17,316,290
Class R3	1,156	1,082	1,134	1,062
Class R4	1,154	1,081	1,129	1,059
Class R6	29,485,251	26,322,204	22,648,114	19,257,447
Institutional Class	196,341,989	198,123,201	146,588,788	141,807,859
Select Class	48,465,690	51,112,488	36,751,900	35,720,247

Net Asset Value (a):
Class A — Redemption price per share	$17.49	$18.76	$17.98	$19.28
Class C — Offering price per share (b)	17.43	18.59	17.84	19.04
Class R2 — Offering and redemption price per share	17.43	18.69	17.93	19.19
Class R3 — Offering and redemption price per share	17.48	18.75	17.97	19.27
Class R4 — Offering and redemption price per share	17.52	18.79	18.06	19.32
Class R6 — Offering and redemption price per share	17.55	18.84	18.08	19.38
Institutional Class — Offering and redemption price per share	17.55	18.85	18.08	19.38
Select Class — Offering and redemption price per share	17.53	18.80	18.07	19.33
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.31	$19.64	$18.83	$20.19

Cost of investments in non-affiliates	$29,013,910	$58,456,613	$42,499,899	$46,406,903
Cost of investments in affiliates	6,527,201,147	6,847,797,012	5,032,069,303	4,962,119,116

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$28,951,300	$24,074,744	$6,600,752	$—
Investments in affiliates, at value	3,413,362,951	2,803,040,059	802,876,426	1,670,094

Total investment securities, at value	3,442,314,251	2,827,114,803	809,477,178	1,670,094
Cash	1,617,499	—	—	104
Receivables:
Investment securities sold	5,175,618	—	—	—
Fund shares sold	18,970,721	30,428,353	5,187,953	181,681
Interest from non-affiliates	60,571	50,368	13,810	—
Dividends from affiliates	12,016	10,759	2,817	14
Variation margin on futures contracts	316,041	—	—	820
Due from Adviser	78,120	147,654	79,900	190

Total Assets	3,468,544,837	2,857,751,937	814,761,658	1,852,903

LIABILITIES:
Payables:
Distributions	1,576,503	1,459,023	364,446	—
Investment securities purchased	5,175,618	—	—	7,001
Fund shares redeemed	31,407,649	50,423,243	7,857,986	—
Variation margin on futures contracts	—	830,124	123,169	—
Accrued liabilities:
Distribution fees	270,509	220,648	67,065	37
Shareholder servicing fees	38,476	732	9	204
Trustees’ and Chief Compliance Officer’s fees	3,665	18,156	6,087	110
Transfer agency fees	41,900	35,847	18,681	617
Other	759,455	799,347	153,736	421

Total Liabilities	39,273,775	53,787,120	8,591,179	8,390

Net Assets	$3,429,271,062	$2,803,964,817	$806,170,479	$1,844,513

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,282,191,647	$2,676,259,019	$791,746,226	$1,847,977
Accumulated undistributed (distributions in excess of) net investment income	(3,050,010)	(2,524,508)	(712,443)	(2,196)
Accumulated net realized gains (losses)	(7,931,094)	(11,964,023)	193,744	12,365
Net unrealized appreciation (depreciation)	158,060,519	142,194,329	14,942,952	(13,633)

Total Net Assets	$3,429,271,062	$2,803,964,817	$806,170,479	$1,844,513

Net Assets:
Class A	$792,619,605	$632,899,635	$180,122,183	$117,256
Class C	17,520,032	16,298,201	2,977,361	20,310
Class R2	209,865,835	177,550,247	64,300,485	20,604
Class R3	20,460	20,452	20,446	20,591
Class R4	20,476	20,468	20,462	20,606
Class R6	280,823,118	185,629,337	64,025,641	25,013
Institutional Class	1,704,070,381	1,392,390,537	390,075,801	325,248
Select Class	424,331,155	399,155,940	104,628,100	1,294,885

Total	$3,429,271,062	$2,803,964,817	$806,170,479	$1,844,513

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	43,394,645	34,713,731	8,879,582	7,776
Class C	966,032	901,364	147,351	1,346
Class R2	11,530,254	9,774,391	3,175,271	1,365
Class R3	1,121	1,123	1,008	1,365
Class R4	1,118	1,119	1,008	1,366
Class R6	15,312,611	10,129,550	3,148,226	1,658
Institutional Class	92,909,709	76,005,981	19,186,633	21,568
Select Class	23,156,389	21,820,959	5,149,450	85,850

Net Asset Value (a):
Class A — Redemption price per share	$18.27	$18.23	$20.28	$15.08
Class C — Offering price per share (b)	18.14	18.08	20.21	15.09
Class R2 — Offering and redemption price per share	18.20	18.16	20.25	15.09
Class R3 — Offering and redemption price per share	18.25	18.22	20.28	15.09
Class R4 — Offering and redemption price per share	18.31	18.29	20.31	15.09
Class R6 — Offering and redemption price per share	18.34	18.33	20.34	15.09
Institutional Class — Offering and redemption price per share	18.34	18.32	20.33	15.08
Select Class — Offering and redemption price per share	18.32	18.29	20.32	15.08
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.13	$19.09	$21.24	$15.79

Cost of investments in non-affiliates	$28,946,474	$24,070,741	$6,599,690	$—
Cost of investments in affiliates	3,248,502,847	2,655,206,004	786,241,783	1,683,726

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$29,737,161	$34,448,241	$101,286,096
Dividend income from non-affiliates	768,865	928,067	930,885
Interest income from non-affiliates	22,955	27,352	103,125

Total investment income	30,528,981	35,403,660	102,320,106

EXPENSES:
Distribution fees:
Class A	779,730	873,172	2,016,647
Class C	93,178	101,145	209,831
Class R2	288,063	336,556	994,818
Class R3 (a)	15	—	16
Shareholder servicing fees:
Class A	779,730	873,172	2,016,647
Class C	31,059	33,715	69,944
Class R2	144,032	168,278	497,409
Class R3 (a)	16	—	15
Class R4 (a)	16	—	15
Institutional Class	500,341	608,405	1,809,583
Select Class	410,476	395,878	1,210,031
Interest expense to non-affiliates	1,555	1,695	6,324
Trustees’ and Chief Compliance Officer’s fees	14,964	15,776	38,892
Transfer agency fees (See Note 2.G.)	75,118	62,219	101,469
Sub-transfer agency fees (See Note 2.G.)	646,498	577,536	1,405,121
Other	12,469	5,059	13,870

Total expenses	3,777,260	4,052,606	10,390,632

Less fees waived	(1,554,652)	(1,562,231)	(3,843,212)
Less expense reimbursements	(211,964)	(39,960)	(73,293)

Net expenses	2,010,644	2,450,415	6,474,127

Net investment income (loss)	28,518,337	32,953,245	95,845,979

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,207	5,110	—
Investments in affiliates	(244,154)	2,510,850	(13,397,317)
Futures	(3,083,825)	(4,032,010)	1,913,959
Foreign currency transactions	(17,598)	(20,554)	(18,525)

Net realized gain (loss)	(3,341,370)	(1,536,604)	(11,501,883)

Distributions of capital gains received from investment company affiliates	8,795,742	10,252,226	44,947,404

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,657,932)	(2,001,009)	(2,026,610)
Investments in affiliates	9,069,489	7,898,573	71,521,620
Futures	(4,520,139)	(5,301,388)	(19,095,042)
Foreign currency translations	(11,905)	(41,804)	(80,151)

Change in net unrealized appreciation/depreciation	2,879,513	554,372	50,319,817

Net realized/unrealized gains (losses)	8,333,885	9,269,994	83,765,338

Change in net assets resulting from operations	$36,852,222	$42,223,239	$179,611,317

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan SmartRetirement Income Fund and JPMorgan SmartRetirement 2020 Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$96,833,864	$106,080,907	$75,541,952	$76,984,194
Interest income from affiliates	—	—	298	—
Interest income from non-affiliates	78,779	155,541	112,332	119,346

Total investment income	96,912,643	106,236,448	75,654,582	77,103,540

EXPENSES:
Distribution fees:
Class A	2,070,993	2,219,248	1,614,118	1,585,747
Class C	202,001	182,703	115,719	113,696
Class R2	915,626	1,173,885	784,187	814,681
Class R3 (a)	16	15	15	16
Shareholder servicing fees:
Class A	2,070,993	2,219,248	1,614,118	1,585,747
Class C	67,334	60,901	38,573	37,899
Class R2	457,813	586,942	392,094	407,341
Class R3 (a)	16	15	15	15
Class R4 (a)	15	16	15	15
Institutional Class	1,674,495	1,832,594	1,290,766	1,354,464
Select Class	1,095,752	1,280,201	844,035	907,716
Interest expense to non-affiliates	5,413	13,626	8,968	9,070
Trustees’ and Chief Compliance Officer’s fees	37,157	40,661	28,873	29,506
Transfer agency fees (See Note 2.G.)	105,044	119,334	100,932	105,781
Sub-transfer agency fees (See Note 2.G.)	1,375,992	1,814,337	1,491,238	1,925,775
Other	13,305	14,548	10,359	10,578

Total expenses	10,091,965	11,558,274	8,334,025	8,888,047

Less fees waived	(3,658,665)	(4,328,903)	(3,223,239)	(3,466,984)
Less expense reimbursements	(55,947)	(85,098)	(129,874)	(332,983)

Net expenses	6,377,353	7,144,273	4,980,912	5,088,080

Net investment income (loss)	90,535,290	99,092,175	70,673,670	72,015,460

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,938	7,175	11,201	9,870
Investments in affiliates	(14,305,882)	(26,785,779)	(21,561,613)	(30,716,552)
Futures	6,303,071	2,485,466	3,000,381	12,936,947
Foreign currency transactions	(5,647)	60,988	15,115	46,292

Net realized gain (loss)	(8,002,520)	(24,232,150)	(18,534,916)	(17,723,443)

Distributions of capital gains received from investment company affiliates	48,852,256	58,043,582	44,783,507	49,864,949

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(30,896)	(55,782)	(46,595)	(46,933)
Investments in affiliates	107,333,042	189,536,037	163,491,574	195,765,183
Futures	(20,542,833)	(39,401,787)	(28,382,961)	(29,911,589)
Foreign currency translations	(60,926)	(113,584)	(53,319)	(92,106)

Change in net unrealized appreciation/depreciation	86,698,387	149,964,884	135,008,699	165,714,555

Net realized/unrealized gains (losses)	127,548,123	183,776,316	161,257,290	197,856,061

Change in net assets resulting from operations	$218,083,413	$282,868,491	$231,930,960	$269,871,521

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund (a)
INVESTMENT INCOME:
Dividend income from affiliates	$48,052,957	$39,355,719	$11,038,891	$17,835
Interest income from affiliates	—	—	103	—
Interest income from non-affiliates	72,776	60,113	16,761	—

Total investment income	48,125,733	39,415,832	11,055,755	17,835

EXPENSES:
Distribution fees:
Class A	972,745	767,610	210,515	24
Class C	66,839	62,754	12,347	50
Class R2	500,385	424,290	143,936	33
Class R3 (b)	16	15	15	16
Shareholder servicing fees:
Class A	972,745	767,610	210,515	24
Class C	22,280	20,918	4,116	17
Class R2	250,192	212,145	71,968	17
Class R3 (b)	16	16	16	15
Class R4 (b)	15	15	15	15
Institutional Class	826,571	678,314	179,406	10
Select Class	533,707	515,661	120,763	809
Interest expense to non-affiliates	5,546	5,058	893	—
Trustees’ and Chief Compliance Officer’s fees	18,252	34,014	18,868	6,360
Transfer agency fees (See Note 2.G.)	81,757	69,473	34,000	642
Sub-transfer agency fees (See Note 2.G.)	1,534,010	1,741,031	514,109	—
Other	11,896	12,094	4,274	421

Total expenses	5,796,972	5,311,018	1,525,756	8,453

Less fees waived	(2,325,636)	(2,112,477)	(565,014)	(265)
Less expense reimbursements	(376,944)	(603,565)	(247,860)	(7,286)

Net expenses	3,094,392	2,594,976	712,882	902

Net investment income (loss)	45,031,341	36,820,856	10,342,873	16,933

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,844	4,821	618	—
Investments in affiliates	(18,070,382)	(14,424,462)	(3,932,672)	(1,997)
Futures	9,009,748	7,474,927	1,526,524	809
Foreign currency transactions	28,769	(1,924)	(32,450)	—

Net realized gain (loss)	(9,026,021)	(6,946,638)	(2,437,980)	(1,188)

Distributions of capital gains received from investment company affiliates	30,958,208	25,493,791	7,287,521	13,553

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(28,150)	(23,014)	(5,359)	—
Investments in affiliates	119,183,959	96,028,255	24,822,375	(13,632)
Futures	(18,655,926)	(15,350,320)	(4,139,966)	—
Foreign currency translations	(82,039)	(67,416)	(7,539)	(1)

Change in net unrealized appreciation/depreciation	100,417,844	80,587,505	20,669,511	(13,633)

Net realized/unrealized gains (losses)	122,350,031	99,134,658	25,519,052	(1,268)

Change in net assets resulting from operations	$167,381,372	$135,955,514	$35,861,925	$15,665

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,518,337	$41,322,155	$32,953,245	$52,486,413
Net realized gain (loss)	(3,341,370)	(37,394,665)	(1,536,604)	(54,750,728)
Distributions of capital gains received from investment company affiliates	8,795,742	23,930,161	10,252,226	34,388,037
Change in net unrealized appreciation/depreciation	2,879,513	(3,218,553)	554,372	(17,394,257)

Change in net assets resulting from operations	36,852,222	24,639,098	42,223,239	14,729,465

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,505,819)	(12,871,025)	(9,109,430)	(14,934,079)
From net realized gains	—	(2,159,873)	—	(6,075,192)
Class C
From net investment income	(238,250)	(384,200)	(267,146)	(420,146)
From net realized gains	—	(93,814)	—	(246,263)
Class R2
From net investment income	(1,401,477)	(1,952,108)	(1,572,578)	(2,524,661)
From net realized gains	—	(351,655)	—	(1,161,878)
Class R3 (a)
From net investment income	(266)	—	—	—
Class R4 (a)
From net investment income	(281)	—	—	—
Class R6
From net investment income	(1,922,211)	(5,030,412)	(2,945,686)	(2,675,835)
From net realized gains	—	(846,383)	—	(844,878)
Institutional Class
From net investment income	(14,077,041)	(20,056,417)	(17,464,375)	(31,672,645)
From net realized gains	—	(2,897,606)	—	(12,176,686)
Select Class
From net investment income	(4,326,297)	(6,747,881)	(4,052,072)	(8,369,984)
From net realized gains	—	(1,094,269)	—	(3,279,630)

Total distributions to shareholders	(30,471,642)	(54,485,643)	(35,411,287)	(84,381,877)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(30,088,887)	119,775,200	(28,896,184)	(82,700,131)

NET ASSETS:
Change in net assets	(23,708,307)	89,928,655	(22,084,232)	(152,352,543)
Beginning of period	2,161,062,937	2,071,134,282	2,542,889,838	2,695,242,381

End of period	$2,137,354,630	$2,161,062,937	$2,520,805,606	$2,542,889,838

Accumulated undistributed (distributed in excess of) net investment income	$(1,006,734)	$946,571	$(1,218,529)	$1,239,513

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan SmartRetirement Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$95,845,979	$122,443,333	$90,535,290	$100,888,806
Net realized gain (loss)	(11,501,883)	(97,369,931)	(8,002,520)	(84,051,504)
Distributions of capital gains received from investment company affiliates	44,947,404	102,211,581	48,852,256	106,456,780
Change in net unrealized appreciation/depreciation	50,319,817	(84,208,152)	86,698,387	(117,048,355)

Change in net assets resulting from operations	179,611,317	43,076,831	218,083,413	6,245,727

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(22,839,765)	(31,960,547)	(22,861,890)	(29,279,925)
From net realized gains	(8,935,342)	(15,831,932)	(14,156,624)	(15,800,574)
Class C
From net investment income	(570,810)	(871,013)	(534,219)	(735,509)
From net realized gains	(296,053)	(635,890)	(442,232)	(599,998)
Class R2
From net investment income	(5,026,871)	(6,562,901)	(4,552,159)	(5,391,595)
From net realized gains	(2,228,276)	(3,396,781)	(3,163,624)	(3,236,669)
Class R3 (a)
From net investment income	(279)	—	(273)	—
From net realized gains	(112)	—	(171)	—
Class R4 (a)
From net investment income	(293)	—	(288)	—
From net realized gains	(112)	—	(171)	—
Class R6
From net investment income	(6,558,628)	(5,686,540)	(7,423,553)	(4,893,020)
From net realized gains	(2,483,837)	(2,158,596)	(4,323,652)	(1,973,056)
Institutional Class
From net investment income	(54,324,393)	(77,803,679)	(49,713,453)	(66,075,972)
From net realized gains	(19,923,931)	(34,601,481)	(28,252,682)	(31,639,512)
Select Class
From net investment income	(13,374,823)	(21,043,529)	(12,067,030)	(16,935,634)
From net realized gains	(5,339,102)	(10,157,147)	(7,270,080)	(8,730,971)

Total distributions to shareholders	(141,902,627)	(210,710,036)	(154,762,101)	(185,292,435)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	249,826,197	876,994,016	457,110,373	1,315,661,392

NET ASSETS:
Change in net assets	287,534,887	709,360,811	520,431,685	1,136,614,684
Beginning of period	6,780,519,237	6,071,158,426	6,374,912,792	5,238,298,108

End of period	$7,068,054,124	$6,780,519,237	$6,895,344,477	$6,374,912,792

Accumulated undistributed (distributed in excess of) net investment income	$(4,237,410)	$2,612,473	$(4,360,363)	$2,257,212

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,092,175	$105,264,000	$70,673,670	$67,407,030
Net realized gain (loss)	(24,232,150)	(137,844,959)	(18,534,916)	(76,501,211)
Distributions of capital gains received from investment company affiliates	58,043,582	138,976,834	44,783,507	102,675,059
Change in net unrealized appreciation/depreciation	149,964,884	(174,441,281)	135,008,699	(163,466,064)

Change in net assets resulting from operations	282,868,491	(68,045,406)	231,930,960	(69,885,186)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,507,805)	(30,772,385)	(18,634,474)	(20,672,576)
From net realized gains	(14,001,692)	(18,655,549)	(11,410,479)	(13,178,431)
Class C
From net investment income	(523,206)	(691,371)	(331,716)	(423,778)
From net realized gains	(378,277)	(622,886)	(263,315)	(403,242)
Class R2
From net investment income	(6,057,437)	(6,860,798)	(4,193,433)	(4,189,426)
From net realized gains	(3,697,268)	(4,416,798)	(2,850,162)	(3,009,463)
Class R3 (a)
From net investment income	(285)	—	(286)	—
From net realized gains	(158)	—	(176)	—
Class R4 (a)
From net investment income	(300)	—	(300)	—
From net realized gains	(158)	—	(175)	—
Class R6
From net investment income	(6,815,368)	(4,877,990)	(6,099,371)	(3,782,491)
From net realized gains	(3,614,787)	(2,210,782)	(3,477,528)	(1,861,685)
Institutional Class
From net investment income	(56,299,535)	(69,949,732)	(39,571,860)	(46,859,438)
From net realized gains	(28,553,251)	(37,779,480)	(22,427,875)	(26,541,562)
Select Class
From net investment income	(14,620,654)	(19,146,584)	(9,672,274)	(11,910,423)
From net realized gains	(7,872,354)	(11,144,240)	(5,790,616)	(7,242,330)

Total distributions to shareholders	(167,942,535)	(207,128,595)	(124,724,040)	(140,074,845)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	356,426,026	1,280,330,626	355,370,558	1,097,414,563

NET ASSETS:
Change in net assets	471,351,982	1,005,156,625	462,577,478	887,454,532
Beginning of period	7,026,140,628	6,020,984,003	4,921,245,108	4,033,790,576

End of period	$7,497,492,610	$7,026,140,628	$5,383,822,586	$4,921,245,108

Accumulated undistributed (distributed in excess of) net investment income	$(6,016,464)	$4,715,951	$(4,560,162)	$3,269,882

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$72,015,460	$65,913,714	$45,031,341	$38,368,222
Net realized gain (loss)	(17,723,443)	(85,896,516)	(9,026,021)	(40,664,929)
Distributions of capital gains received from investment company affiliates	49,864,949	114,880,080	30,958,208	65,395,403
Change in net unrealized appreciation/depreciation	165,714,555	(197,949,977)	100,417,844	(112,671,913)

Change in net assets resulting from operations	269,871,521	(103,052,699)	167,381,372	(49,573,217)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18,440,358)	(19,940,101)	(11,332,261)	(11,459,590)
From net realized gains	(12,543,836)	(14,459,956)	(8,212,289)	(7,851,760)
Class C
From net investment income	(337,502)	(426,494)	(190,421)	(241,502)
From net realized gains	(301,175)	(444,222)	(180,039)	(237,331)
Class R2
From net investment income	(4,309,272)	(4,248,046)	(2,684,742)	(2,424,487)
From net realized gains	(3,264,243)	(3,212,576)	(2,153,074)	(1,847,386)
Class R3 (a)
From net investment income	(288)	—	(286)	—
From net realized gains	(199)	—	(210)	—
Class R4 (a)
From net investment income	(302)	—	(300)	—
From net realized gains	(198)	—	(209)	—
Class R6
From net investment income	(5,210,138)	(3,484,182)	(4,197,586)	(2,409,540)
From net realized gains	(3,359,440)	(1,937,126)	(2,850,488)	(1,288,652)
Institutional Class
From net investment income	(41,551,885)	(48,080,930)	(25,442,794)	(28,255,420)
From net realized gains	(26,425,284)	(31,065,229)	(17,181,080)	(17,141,051)
Select Class
From net investment income	(10,477,498)	(12,462,617)	(6,156,200)	(6,771,672)
From net realized gains	(7,034,688)	(8,679,387)	(4,354,017)	(4,386,792)

Total distributions to shareholders	(133,256,306)	(148,440,866)	(84,935,996)	(84,315,183)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	272,351,027	978,561,839	261,835,088	828,622,198

NET ASSETS:
Change in net assets	408,966,242	727,068,274	344,280,464	694,733,798
Beginning of period	5,055,901,140	4,328,832,866	3,084,990,598	2,390,256,800

End of period	$5,464,867,382	$5,055,901,140	$3,429,271,062	$3,084,990,598

Accumulated undistributed (distributed in excess of) net investment income	$(4,981,437)	$3,330,346	$(3,050,010)	$1,923,239

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,820,856	$31,309,021	$10,342,873	$6,826,619
Net realized gain (loss)	(6,946,638)	(37,967,586)	(2,437,980)	(5,235,649)
Distributions of capital gains received from investment company affiliates	25,493,791	53,817,418	7,287,521	11,061,502
Change in net unrealized appreciation/depreciation	80,587,505	(84,485,021)	20,669,511	(14,324,115)

Change in net assets resulting from operations	135,955,514	(37,326,168)	35,861,925	(1,671,643)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,026,855)	(9,109,448)	(2,522,244)	(2,046,335)
From net realized gains	(6,713,560)	(5,855,458)	(1,598,633)	(803,961)
Class C
From net investment income	(178,362)	(225,835)	(33,175)	(35,855)
From net realized gains	(178,324)	(209,820)	(28,817)	(21,916)
Class R2
From net investment income	(2,272,578)	(2,066,248)	(799,512)	(579,927)
From net realized gains	(1,890,870)	(1,480,365)	(563,099)	(261,418)
Class R3 (a)
From net investment income	(285)	—	(279)	—
From net realized gains	(217)	—	(182)	—
Class R4 (a)
From net investment income	(300)	—	(294)	—
From net realized gains	(216)	—	(182)	—
Class R6
From net investment income	(2,472,980)	(1,933,590)	(932,334)	(356,959)
From net realized gains	(1,768,491)	(982,261)	(563,689)	(98,810)
Institutional Class
From net investment income	(20,902,056)	(22,543,224)	(5,664,898)	(5,147,384)
From net realized gains	(14,692,542)	(12,893,437)	(3,414,341)	(1,820,383)
Select Class
From net investment income	(6,031,514)	(6,416,658)	(1,468,608)	(1,187,667)
From net realized gains	(4,481,899)	(3,922,949)	(904,716)	(440,356)

Total distributions to shareholders	(70,611,049)	(67,639,293)	(18,495,003)	(12,800,971)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	209,849,858	752,257,384	141,972,186	324,926,848

NET ASSETS:
Change in net assets	275,194,323	647,291,923	159,339,108	310,454,234
Beginning of period	2,528,770,494	1,881,478,571	646,831,371	336,377,137

End of period	$2,803,964,817	$2,528,770,494	$806,170,479	$646,831,371

Accumulated undistributed (distributed in excess of) net investment income	$(2,524,508)	$1,539,566	$(712,443)	$366,028

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

JPMorgan SmartRetirement 2060 Fund
Period Ended December 31, 2016 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,933
Net realized gain (loss)	(1,188)
Distributions of capital gains received from investment company affiliates	13,553
Change in net unrealized appreciation/depreciation	(13,633)

Change in net assets resulting from operations	15,665

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,246)
Class C
From net investment income	(196)
Class R2
From net investment income	(213)
Class R3 (b)
From net investment income	(230)
Class R4 (b)
From net investment income	(246)
Class R6
From net investment income	(306)
Institutional Class
From net investment income	(1,609)
Select Class
From net investment income	(15,083)

Total distributions to shareholders	(19,129)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,847,977

NET ASSETS:
Change in net assets	1,844,513
Beginning of period	—

End of period	$1,844,513

Accumulated undistributed (distributed in excess of) net investment income	$(2,196)

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$96,720,142	$205,164,062	$86,831,472	$264,876,945
Distributions reinvested	8,106,336	14,323,476	8,514,150	19,798,782
Cost of shares redeemed	(100,596,395)	(190,614,016)	(123,786,171)	(242,339,850)

Change in net assets resulting from Class A capital transactions	$4,230,083	$28,873,522	$(28,440,549)	$42,335,877

Class C
Proceeds from shares issued	$1,371,072	$7,011,530	$2,591,888	$8,111,722
Distributions reinvested	189,249	372,933	218,427	502,665
Cost of shares redeemed	(3,748,148)	(6,185,806)	(3,071,938)	(7,485,143)

Change in net assets resulting from Class C capital transactions	$(2,187,827)	$1,198,657	$(261,623)	$1,129,244

Class R2
Proceeds from shares issued	$16,562,544	$46,696,649	$21,931,337	$56,426,879
Distributions reinvested	1,284,638	2,125,404	1,410,968	3,417,684
Cost of shares redeemed	(14,798,631)	(36,325,516)	(28,871,929)	(49,868,918)

Change in net assets resulting from Class R2 capital transactions	$3,048,551	$12,496,537	$(5,529,624)	$9,975,645

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$—	$—
Distributions reinvested	266	—	—	—

Change in net assets resulting from Class R3 capital transactions	$20,266	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$—	$—
Distributions reinvested	281	—	—	—

Change in net assets resulting from Class R4 capital transactions	$20,281	$—	$—	$—

Class R6
Proceeds from shares issued	$87,643,862	$71,032,473	$110,143,942	$124,607,137
Distributions reinvested	1,835,169	5,784,713	2,745,595	3,257,369
Cost of shares redeemed	(57,109,873)	(180,552,300)	(46,667,903)	(32,994,515)

Change in net assets resulting from Class R6 capital transactions	$32,369,158	$(103,735,114)	$66,221,634	$94,869,991

Institutional Class
Proceeds from shares issued	$75,561,384	$432,967,660	$181,002,994	$308,879,331
Distributions reinvested	13,906,311	22,529,954	17,363,086	43,163,727
Cost of shares redeemed	(151,200,995)	(273,071,199)	(179,204,992)	(570,018,947)

Change in net assets resulting from Institutional Class capital transactions	$(61,733,300)	$182,426,415	$19,161,088	$(217,975,889)

Select Class
Proceeds from shares issued	$75,557,495	$85,674,740	$22,390,250	$93,703,478
Distributions reinvested	4,168,710	7,563,185	3,949,696	11,410,973
Cost of shares redeemed	(85,582,304)	(94,722,742)	(106,387,056)	(118,149,450)

Change in net assets resulting from Select Class capital transactions	$(5,856,099)	$(1,484,817)	$(80,047,110)	$(13,034,999)

Total change in net assets resulting from capital transactions	$(30,088,887)	$119,775,200	$(28,896,184)	$(82,700,131)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan SmartRetirement Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	5,519,248	12,028,096	4,950,939	15,408,297
Reinvested	464,297	842,286	487,094	1,161,980
Redeemed	(5,744,593)	(11,155,043)	(7,062,644)	(14,126,050)

Change in Class A Shares	238,952	1,715,339	(1,624,611)	2,444,227

Class C
Issued	78,479	409,658	148,664	472,202
Reinvested	10,888	22,048	12,591	29,739
Redeemed	(215,394)	(365,652)	(176,682)	(440,055)

Change in Class C Shares	(126,027)	66,054	(15,427)	61,886

Class R2
Issued	948,450	2,755,261	1,252,179	3,292,437
Reinvested	73,758	125,278	80,954	201,270
Redeemed	(846,354)	(2,135,750)	(1,653,837)	(2,925,764)

Change in Class R2 Shares	175,854	744,789	(320,704)	567,943

Class R3 (a)
Issued	1,139	—	—	—
Reinvested	15	—	—	—

Change in Class R3 Shares	1,154	—	—	—

Class R4 (a)
Issued	1,137	—	—	—
Reinvested	16	—	—	—

Change in Class R4 Shares	1,153	—	—	—

Class R6
Issued	4,975,348	4,158,300	6,237,055	7,256,340
Reinvested	104,746	339,747	156,643	190,367
Redeemed	(3,253,527)	(10,450,972)	(2,646,518)	(1,911,958)

Change in Class R6 Shares	1,826,567	(5,952,925)	3,747,180	5,534,749

Institutional Class
Issued	4,299,352	25,326,501	10,258,524	17,916,952
Reinvested	793,575	1,319,365	990,340	2,526,185
Redeemed	(8,605,170)	(15,913,974)	(10,189,467)	(33,251,915)

Change in Institutional Class Shares	(3,512,243)	10,731,892	1,059,397	(12,808,778)

Select Class
Issued	4,296,649	5,001,309	1,272,731	5,438,109
Reinvested	238,276	444,106	225,501	668,536
Redeemed	(4,879,522)	(5,522,693)	(6,049,070)	(6,854,575)

Change in Select Class Shares	(344,597)	(77,278)	(4,550,838)	(747,930)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan SmartRetirement Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$255,483,944	$582,176,729	$224,583,405	$595,938,668
Distributions reinvested	29,917,391	45,190,949	34,654,240	42,529,194
Cost of shares redeemed	(240,658,070)	(426,287,239)	(193,371,298)	(333,870,387)

Change in net assets resulting from Class A capital transactions	$44,743,265	$201,080,439	$65,866,347	$304,597,475

Class C
Proceeds from shares issued	$5,176,946	$20,852,480	$4,872,822	$17,217,007
Distributions reinvested	699,072	1,129,111	795,075	1,030,727
Cost of shares redeemed	(9,105,636)	(20,996,361)	(8,246,984)	(16,253,802)

Change in net assets resulting from Class C capital transactions	$(3,229,618)	$985,230	$(2,579,087)	$1,993,932

Class R2
Proceeds from shares issued	$52,067,189	$158,944,255	$61,492,972	$147,462,172
Distributions reinvested	6,542,367	9,132,652	6,911,322	7,875,988
Cost of shares redeemed	(53,260,630)	(80,448,992)	(49,395,649)	(66,157,369)

Change in net assets resulting from Class R2 capital transactions	$5,348,926	$87,627,915	$19,008,645	$89,180,791

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	391	—	444	—

Change in net assets resulting from Class R3 capital transactions	$20,391	$—	$20,444	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	405	—	459	—

Change in net assets resulting from Class R4 capital transactions	$20,405	$—	$20,459	$—

Class R6
Proceeds from shares issued	$243,900,699	$246,808,620	$305,014,534	$236,003,873
Distributions reinvested	8,527,914	7,461,781	11,123,313	6,582,474
Cost of shares redeemed	(95,963,260)	(41,351,895)	(91,856,903)	(31,896,728)

Change in net assets resulting from Class R6 capital transactions	$156,465,353	$212,918,506	$224,280,944	$210,689,619

Institutional Class
Proceeds from shares issued	$390,060,322	$888,449,907	$399,925,897	$901,015,823
Distributions reinvested	73,749,708	110,458,781	77,018,163	95,877,440
Cost of shares redeemed	(361,691,955)	(631,647,276)	(311,172,313)	(407,367,017)

Change in net assets resulting from Institutional Class capital transactions	$102,118,075	$367,261,412	$165,771,747	$589,526,246

Select Class
Proceeds from shares issued	$100,877,028	$246,227,112	$80,194,374	$244,207,822
Distributions reinvested	18,553,557	30,878,000	18,859,456	25,172,319
Cost of shares redeemed	(175,091,185)	(269,984,598)	(114,332,956)	(149,706,812)

Change in net assets resulting from Select Class capital transactions	$(55,660,600)	$7,120,514	$(15,279,126)	$119,673,329

Total change in net assets resulting from capital transactions	$249,826,197	$876,994,016	$457,110,373	$1,315,661,392

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	13,976,351	32,822,783	12,682,289	34,867,616
Reinvested	1,645,832	2,561,660	1,966,801	2,495,620
Redeemed	(13,172,168)	(24,052,933)	(10,937,879)	(19,540,441)

Change in Class A Shares	2,450,015	11,331,510	3,711,211	17,822,795

Class C
Issued	283,851	1,174,432	276,381	1,002,575
Reinvested	38,654	64,377	45,344	60,766
Redeemed	(501,394)	(1,193,166)	(468,153)	(950,979)

Change in Class C Shares	(178,889)	45,643	(146,428)	112,362

Class R2
Issued	2,856,828	8,981,208	3,487,857	8,638,765
Reinvested	360,979	519,286	393,731	463,682
Redeemed	(2,923,762)	(4,517,930)	(2,801,644)	(3,877,366)

Change in Class R2 Shares	294,045	4,982,564	1,079,944	5,225,081

Class R3 (a)
Issued	1,094	—	1,131	—
Reinvested	21	—	25	—

Change in Class R3 Shares	1,115	—	1,156	—

Class R4 (a)
Issued	1,090	—	1,128	—
Reinvested	22	—	26	—

Change in Class R4 Shares	1,112	—	1,154	—

Class R6
Issued	13,251,660	13,895,182	17,155,731	13,784,101
Reinvested	466,980	420,538	629,313	384,636
Redeemed	(5,224,395)	(2,323,202)	(5,167,525)	(1,856,698)

Change in Class R6 Shares	8,494,245	11,992,518	12,617,519	12,312,039

Institutional Class
Issued	21,271,909	49,863,403	22,552,896	52,361,092
Reinvested	4,038,166	6,233,495	4,357,166	5,607,200
Redeemed	(19,726,155)	(35,465,914)	(17,566,495)	(23,662,513)

Change in Institutional Class Shares	5,583,920	20,630,984	9,343,567	34,305,779

Select Class
Issued	5,495,475	13,790,880	4,509,778	14,214,800
Reinvested	1,016,914	1,745,183	1,068,085	1,473,751
Redeemed	(9,563,963)	(15,083,166)	(6,451,233)	(8,683,913)

Change in Select Class Shares	(3,051,574)	452,897	(873,370)	7,004,638

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$253,445,512	$644,845,143	$188,201,216	$484,791,685
Distributions reinvested	37,167,503	46,580,421	28,224,217	31,942,055
Cost of shares redeemed	(243,910,969)	(383,319,146)	(159,475,008)	(256,350,537)

Change in net assets resulting from Class A capital transactions	$46,702,046	$308,106,418	$56,950,425	$260,383,203

Class C
Proceeds from shares issued	$4,535,181	$17,572,166	$3,154,217	$12,657,824
Distributions reinvested	646,886	861,393	431,040	559,351
Cost of shares redeemed	(6,444,894)	(20,864,051)	(4,407,996)	(16,163,993)

Change in net assets resulting from Class C capital transactions	$(1,262,827)	$(2,430,492)	$(822,739)	$(2,946,818)

Class R2
Proceeds from shares issued	$63,127,358	$185,258,952	$56,558,228	$130,175,266
Distributions reinvested	8,850,431	10,290,425	6,325,083	6,613,313
Cost of shares redeemed	(59,674,757)	(85,762,715)	(34,027,884)	(58,196,407)

Change in net assets resulting from Class R2 capital transactions	$12,303,032	$109,786,662	$28,855,427	$78,592,172

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	443	—	462	—

Change in net assets resulting from Class R3 capital transactions	$20,443	$—	$20,462	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	458	—	475	—

Change in net assets resulting from Class R4 capital transactions	$20,458	$—	$20,475	$—

Class R6
Proceeds from shares issued	$267,947,893	$232,272,044	$239,023,591	$180,655,273
Distributions reinvested	9,655,291	6,717,263	8,921,501	5,394,161
Cost of shares redeemed	(88,853,731)	(29,045,787)	(78,406,559)	(25,523,896)

Change in net assets resulting from Class R6 capital transactions	$188,749,453	$209,943,520	$169,538,533	$160,525,538

Institutional Class
Proceeds from shares issued	$371,013,953	$979,085,887	$284,703,426	$721,158,885
Distributions reinvested	83,777,814	104,751,422	60,912,444	71,658,984
Cost of shares redeemed	(291,289,837)	(519,033,130)	(238,637,197)	(296,251,028)

Change in net assets resulting from Institutional Class capital transactions	$163,501,930	$564,804,179	$106,978,673	$496,566,841

Select Class
Proceeds from shares issued	$92,780,433	$278,605,512	$59,309,733	$200,166,569
Distributions reinvested	22,156,169	29,797,390	15,189,031	18,835,075
Cost of shares redeemed	(168,545,111)	(218,282,563)	(80,669,462)	(114,708,017)

Change in net assets resulting from Select Class capital transactions	$(53,608,509)	$90,120,339	$(6,170,698)	$104,293,627

Total change in net assets resulting from capital transactions	$356,426,026	$1,280,330,626	$355,370,558	$1,097,414,563

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	13,381,035	35,216,163	10,385,583	27,832,983
Reinvested	1,967,592	2,555,535	1,558,843	1,834,215
Redeemed	(12,876,351)	(20,937,184)	(8,813,086)	(14,724,276)

Change in Class A Shares	2,472,276	16,834,514	3,131,340	14,942,922

Class C
Issued	241,798	959,755	175,383	722,692
Reinvested	34,565	47,716	24,004	32,404
Redeemed	(344,189)	(1,153,212)	(246,202)	(927,342)

Change in Class C Shares	(67,826)	(145,741)	(46,815)	(172,246)

Class R2
Issued	3,346,370	10,136,080	3,129,149	7,452,829
Reinvested	470,093	566,385	350,383	380,881
Redeemed	(3,161,481)	(4,678,642)	(1,886,598)	(3,333,212)

Change in Class R2 Shares	654,982	6,023,823	1,592,934	4,500,498

Class R3 (a)
Issued	1,059	—	1,109	—
Reinvested	23	—	25	—

Change in Class R3 Shares	1,082	—	1,134	—

Class R4 (a)
Issued	1,057	—	1,103	—
Reinvested	24	—	26	—

Change in Class R4 Shares	1,081	—	1,129	—

Class R6
Issued	14,069,326	12,689,633	13,130,339	10,319,031
Reinvested	508,689	366,669	489,898	308,090
Redeemed	(4,668,545)	(1,583,370)	(4,305,858)	(1,460,679)

Change in Class R6 Shares	9,909,470	11,472,932	9,314,379	9,166,442

Institutional Class
Issued	19,515,244	53,091,875	15,633,315	40,912,649
Reinvested	4,412,754	5,720,661	3,344,955	4,095,102
Redeemed	(15,328,523)	(28,203,030)	(13,137,331)	(16,835,620)

Change in Institutional Class Shares	8,599,475	30,609,506	5,840,939	28,172,131

Select Class
Issued	4,882,133	15,166,574	3,254,874	11,405,154
Reinvested	1,169,575	1,630,994	834,656	1,076,967
Redeemed	(8,897,283)	(11,778,886)	(4,429,509)	(6,501,207)

Change in Select Class Shares	(2,845,575)	5,018,682	(339,979)	5,980,914

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$192,535,238	$479,657,272	$129,987,859	$322,560,048
Distributions reinvested	29,181,482	32,491,259	18,391,403	18,260,979
Cost of shares redeemed	(182,812,838)	(266,522,959)	(102,861,540)	(148,161,491)

Change in net assets resulting from Class A capital transactions	$38,903,882	$245,625,572	$45,517,722	$192,659,536

Class C
Proceeds from shares issued	$3,417,016	$11,777,210	$2,194,927	$8,075,724
Distributions reinvested	430,964	503,213	263,904	274,185
Cost of shares redeemed	(3,476,307)	(15,530,922)	(2,737,956)	(8,186,132)

Change in net assets resulting from Class C capital transactions	$371,673	$(3,250,499)	$(279,125)	$163,777

Class R2
Proceeds from shares issued	$52,580,315	$139,242,967	$42,113,139	$85,294,409
Distributions reinvested	6,803,478	6,861,487	4,347,752	3,963,382
Cost of shares redeemed	(38,536,774)	(62,577,026)	(24,132,127)	(34,986,604)

Change in net assets resulting from Class R2 capital transactions	$20,847,019	$83,527,428	$22,328,764	$54,271,187

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	486	—	496	—

Change in net assets resulting from Class R3 capital transactions	$20,486	$—	$20,496	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	500	—	509	—

Change in net assets resulting from Class R4 capital transactions	$20,500	$—	$20,509	$—

Class R6
Proceeds from shares issued	$203,397,218	$181,548,408	$170,011,128	$117,213,027
Distributions reinvested	7,928,766	5,077,126	6,591,208	3,538,458
Cost of shares redeemed	(76,452,255)	(25,059,009)	(61,325,573)	(16,796,566)

Change in net assets resulting from Class R6 capital transactions	$134,873,729	$161,566,525	$115,276,763	$103,954,919

Institutional Class
Proceeds from shares issued	$245,049,959	$790,603,662	$192,180,884	$534,532,166
Distributions reinvested	66,943,045	76,066,568	41,772,299	44,052,156
Cost of shares redeemed	(207,621,209)	(426,365,516)	(159,689,130)	(191,405,056)

Change in net assets resulting from Institutional Class capital transactions	$104,371,795	$440,304,714	$74,264,053	$387,179,266

Select Class
Proceeds from shares issued	$76,634,958	$202,013,256	$50,285,848	$147,961,230
Distributions reinvested	17,267,602	20,797,401	10,335,637	10,973,042
Cost of shares redeemed	(120,960,617)	(172,022,558)	(55,935,579)	(68,540,759)

Change in net assets resulting from Select Class capital transactions	$(27,058,057)	$50,788,099	$4,685,906	$90,393,513

Total change in net assets resulting from capital transactions	$272,351,027	$978,561,839	$261,835,088	$828,622,198

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	9,922,896	25,735,975	7,069,344	18,278,930
Reinvested	1,502,594	1,746,102	999,254	1,035,654
Redeemed	(9,420,608)	(14,263,197)	(5,594,067)	(8,369,246)

Change in Class A Shares	2,004,882	13,218,880	2,474,531	10,945,338

Class C
Issued	178,361	634,917	120,176	457,718
Reinvested	22,481	27,394	14,446	15,668
Redeemed	(181,265)	(848,265)	(149,570)	(470,198)

Change in Class C Shares	19,577	(185,954)	(14,948)	3,188

Class R2
Issued	2,726,075	7,486,272	2,299,644	4,847,875
Reinvested	351,987	370,407	237,113	225,530
Redeemed	(1,995,863)	(3,340,621)	(1,316,171)	(1,971,471)

Change in Class R2 Shares	1,082,199	4,516,058	1,220,586	3,101,934

Class R3 (a)
Issued	1,037	—	1,094	—
Reinvested	25	—	27	—

Change in Class R3 Shares	1,062	—	1,121	—

Class R4 (a)
Issued	1,033	—	1,090	—
Reinvested	26	—	28	—

Change in Class R4 Shares	1,059	—	1,118	—

Class R6
Issued	10,408,553	9,723,629	9,232,509	6,623,170
Reinvested	406,133	271,445	356,642	199,876
Redeemed	(3,921,805)	(1,343,580)	(3,327,845)	(946,630)

Change in Class R6 Shares	6,892,881	8,651,494	6,261,306	5,876,416

Institutional Class
Issued	12,571,078	41,951,982	10,420,408	30,098,129
Reinvested	3,428,532	4,067,984	2,260,064	2,488,351
Redeemed	(10,642,431)	(22,683,739)	(8,692,875)	(10,761,861)

Change in Institutional Class Shares	5,357,179	23,336,227	3,987,597	21,824,619

Select Class
Issued	3,933,496	10,787,996	2,724,369	8,379,479
Reinvested	886,505	1,114,804	559,577	620,420
Redeemed	(6,222,951)	(9,025,808)	(3,029,647)	(3,832,271)

Change in Select Class Shares	(1,402,950)	2,876,992	254,299	5,167,628

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$132,781,171	$274,670,290	$59,697,431	$108,494,764
Distributions reinvested	14,731,233	14,061,157	3,808,234	2,655,511
Cost of shares redeemed	(110,418,447)	(127,014,863)	(36,678,663)	(32,082,062)

Change in net assets resulting from Class A capital transactions	$37,093,957	$161,716,584	$26,827,002	$79,068,213

Class C
Proceeds from shares issued	$2,313,415	$7,116,639	$649,460	$2,440,012
Distributions reinvested	249,101	256,144	48,981	35,812
Cost of shares redeemed	(2,473,709)	(7,912,960)	(936,438)	(1,815,964)

Change in net assets resulting from Class C capital transactions	$88,807	$(540,177)	$(237,997)	$659,860

Class R2
Proceeds from shares issued	$36,451,224	$76,122,674	$20,144,345	$32,909,799
Distributions reinvested	3,752,999	3,249,858	1,219,627	774,066
Cost of shares redeemed	(19,412,117)	(34,706,929)	(7,019,269)	(9,652,390)

Change in net assets resulting from Class R2 capital transactions	$20,792,106	$44,665,603	$14,344,703	$24,031,475

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	502	—	461	—

Change in net assets resulting from Class R3 capital transactions	$20,502	$—	$20,461	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	516	—	476	—

Change in net assets resulting from Class R4 capital transactions	$20,516	$—	$20,476	$—

Class R6
Proceeds from shares issued	$110,442,805	$90,795,651	$42,835,620	$32,323,518
Distributions reinvested	3,915,426	2,757,691	1,367,982	399,307
Cost of shares redeemed	(58,156,894)	(14,022,717)	(14,187,748)	(3,254,263)

Change in net assets resulting from Class R6 capital transactions	$56,201,337	$79,530,625	$30,015,854	$29,468,562

Institutional Class
Proceeds from shares issued	$181,080,907	$552,931,944	$91,470,485	$183,321,964
Distributions reinvested	34,511,091	33,725,188	9,019,346	6,933,353
Cost of shares redeemed	(123,834,416)	(199,536,730)	(45,835,182)	(39,667,289)

Change in net assets resulting from Institutional Class capital transactions	$91,757,582	$387,120,402	$54,654,649	$150,588,028

Select Class
Proceeds from shares issued	$71,523,421	$164,059,246	$26,123,777	$55,296,801
Distributions reinvested	10,390,262	10,153,373	2,328,113	1,586,742
Cost of shares redeemed	(78,038,632)	(94,448,272)	(12,124,852)	(15,772,833)

Change in net assets resulting from Select Class capital transactions	$3,875,051	$79,764,347	$16,327,038	$41,110,710

Total change in net assets resulting from capital transactions	$209,849,858	$752,257,384	$141,972,186	$324,926,848

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	7,232,570	15,565,213	2,926,020	5,538,757
Reinvested	801,832	798,171	186,410	135,787
Redeemed	(6,010,965)	(7,202,620)	(1,794,696)	(1,642,468)

Change in Class A Shares	2,023,437	9,160,764	1,317,734	4,032,076

Class C
Issued	127,194	404,236	32,040	124,790
Reinvested	13,677	14,666	2,407	1,839
Redeemed	(135,777)	(454,273)	(46,364)	(93,160)

Change in Class C Shares	5,094	(35,371)	(11,917)	33,469

Class R2
Issued	1,994,460	4,330,266	989,951	1,689,492
Reinvested	205,031	185,133	59,814	39,640
Redeemed	(1,061,228)	(1,949,269)	(344,381)	(495,013)

Change in Class R2 Shares	1,138,263	2,566,130	705,384	1,234,119

Class R3 (a)
Issued	1,096	—	985	—
Reinvested	27	—	23	—

Change in Class R3 Shares	1,123	—	1,008	—

Class R4 (a)
Issued	1,091	—	985	—
Reinvested	28	—	23	—

Change in Class R4 Shares	1,119	—	1,008	—

Class R6
Issued	5,980,494	5,138,267	2,103,439	1,660,873
Reinvested	211,988	155,707	66,779	20,355
Redeemed	(3,156,037)	(792,208)	(694,362)	(166,871)

Change in Class R6 Shares	3,036,445	4,501,766	1,475,856	1,514,357

Institutional Class
Issued	9,816,846	30,986,376	4,474,020	9,346,821
Reinvested	1,868,889	1,905,570	440,468	353,984
Redeemed	(6,712,529)	(11,212,164)	(2,253,545)	(2,015,368)

Change in Institutional Class Shares	4,973,206	21,679,782	2,660,943	7,685,437

Select Class
Issued	3,880,335	9,287,569	1,277,882	2,845,960
Reinvested	563,623	574,466	113,772	81,019
Redeemed	(4,239,545)	(5,251,801)	(593,776)	(800,732)

Change in Select Class Shares	204,413	4,610,234	797,878	2,126,247

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement 2060 Fund
Period Ended December 31, 2016 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,229
Distributions reinvested	1,246

Change in net assets resulting from Class A capital transactions	$118,475

Class C
Proceeds from shares issued	$20,000
Distributions reinvested	196

Change in net assets resulting from Class C capital transactions	$20,196

Class R2
Proceeds from shares issued	$20,269
Distributions reinvested	213

Change in net assets resulting from Class R2 capital transactions	$20,482

Class R3 (b)
Proceeds from shares issued	$20,000
Distributions reinvested	230

Change in net assets resulting from Class R3 capital transactions	$20,230

Class R4 (b)
Proceeds from shares issued	$20,001
Distributions reinvested	246

Change in net assets resulting from Class R4 capital transactions	$20,247

Class R6
Proceeds from shares issued	$24,669
Distributions reinvested	306
Cost of shares redeemed	(16)

Change in net assets resulting from Class R6 capital transactions	$24,959

Institutional Class
Proceeds from shares issued	$325,383
Distributions reinvested	1,609

Change in net assets resulting from Institutional Class capital transactions	$326,992

Select Class
Proceeds from shares issued	$1,281,320
Distributions reinvested	15,083
Cost of shares redeemed	(7)

Change in net assets resulting from Select Class capital transactions	$1,296,396

Total change in net assets resulting from capital transactions	$1,847,977

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

JPMorgan SmartRetirement 2060 Fund
Period Ended December 31, 2016 (a) (Unaudited)
SHARE TRANSACTIONS:
Class A
Issued	7,693
Reinvested	83

Change in Class A Shares	7,776

Class C
Issued	1,333
Reinvested	13

Change in Class C Shares	1,346

Class R2
Issued	1,351
Reinvested	14

Change in Class R2 Shares	1,365

Class R3 (b)
Issued	1,350
Reinvested	15

Change in Class R3 Shares	1,365

Class R4 (b)
Issued	1,350
Reinvested	16

Change in Class R4 Shares	1,366

Class R6
Issued	1,639
Reinvested	20
Redeemed	(1)

Change in Class R6 Shares	1,658

Institutional Class
Issued	21,461
Reinvested	107

Change in Institutional Class Shares	21,568

Select Class
Issued	84,850
Reinvested	1,001
Redeemed	(1)

Change in Select Class Shares	85,850

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.30	$0.22	(i)	$0.07	(j)	$0.29	$(0.24)	$—	$(0.24)
Year Ended June 30, 2016	17.60	0.32		(0.19)		0.13	(0.37)	(0.06)	(0.43)
Year Ended June 30, 2015	17.72	0.32	(i)	0.00	(k)	0.32	(0.44)	—	(0.44)
Year Ended June 30, 2014	16.41	0.36		1.38		1.74	(0.43)	—	(0.43)
Year Ended June 30, 2013	15.79	0.36		0.66		1.02	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.82	0.43		(0.06)		0.37	(0.40)	—	(0.40)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.23	0.16	(i)	0.07	(j)	0.23	(0.18)	—	(0.18)
Year Ended June 30, 2016	17.53	0.21		(0.19)		0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(i)	0.00	(k)	0.20	(0.33)	—	(0.33)
Year Ended June 30, 2014	16.36	0.26		1.36		1.62	(0.32)	—	(0.32)
Year Ended June 30, 2013	15.75	0.25		0.66		0.91	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.78	0.32		(0.05)		0.27	(0.30)	—	(0.30)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.26	0.20	(i)	0.07	(j)	0.27	(0.21)	—	(0.21)
Year Ended June 30, 2016	17.57	0.28		(0.20)		0.08	(0.33)	(0.06)	(0.39)
Year Ended June 30, 2015	17.69	0.28	(i)	0.00	(k)	0.28	(0.40)	—	(0.40)
Year Ended June 30, 2014	16.39	0.31		1.38		1.69	(0.39)	—	(0.39)
Year Ended June 30, 2013	15.77	0.32		0.67		0.99	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.81	0.40		(0.07)		0.33	(0.37)	—	(0.37)

Class R3
September 9, 2016 (l) through December 31, 2016 (Unaudited)	17.56	0.16	(i)	(0.14	)(j)	0.02	(0.23)	—	(0.23)

Class R4
September 9, 2016 (l) through December 31, 2016 (Unaudited)	17.59	0.18	(i)	(0.14	)(j)	0.04	(0.25)	—	(0.25)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	17.36	0.26	(i)	0.05	(j)	0.31	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.66	0.37		(0.19)		0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (l) through June 30, 2015	17.75	0.49	(i)	(0.18)		0.31	(0.40)	—	(0.40)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	17.36	0.24	(i)	0.07	(j)	0.31	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.66	0.36		(0.19)		0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(i)	0.00	(k)	0.36	(0.48)	—	(0.48)
Year Ended June 30, 2014	16.46	0.39		1.40		1.79	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.83	0.40		0.67		1.07	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.85	0.46		(0.04)		0.42	(0.44)	—	(0.44)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	17.33	0.22	(i)	0.07	(j)	0.29	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.63	0.34		(0.20)		0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(i)	0.00	(k)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2014	16.43	0.37		1.39		1.76	(0.44)	—	(0.44)
Year Ended June 30, 2013	15.81	0.38		0.66		1.04	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.83	0.44		(0.05)		0.39	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s Investments.
(k)	Amount rounds to less than $0.005.
(l)	Commencement of offering of class of shares.
(m)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.35	1.65%	$625,780,640	0.29%	2.47	%(i)	0.59%		10%
17.30	0.81	619,792,804	0.28	1.86		0.58		29
17.60	1.81	600,404,300	0.27	1.80	(i)	0.58		10
17.72	10.68	535,792,964	0.27	2.09		0.57		11
16.41	6.48	207,251,354	0.27	2.16		0.57		20
15.79	2.44	121,365,820	0.27	2.75		0.58		10

17.28	1.31	22,869,646	0.94	1.77	(i)	1.07		10
17.23	0.16	24,969,601	0.94	1.22		1.08		29
17.53	1.12	24,249,797	0.92	1.15	(i)	1.09		10
17.66	9.98	20,874,415	0.92	1.54		1.07		11
16.36	5.80	6,649,282	0.92	1.53		1.07		20
15.75	1.79	4,691,065	0.92	2.08		1.08		10

17.32	1.58	114,184,049	0.54	2.24	(i)	0.86		10
17.26	0.50	110,807,390	0.53	1.61		0.87		29
17.57	1.58	99,663,111	0.52	1.56	(i)	0.87		10
17.69	10.39	87,275,247	0.52	1.80		0.82		11
16.39	6.26	31,858,647	0.52	1.96		0.82		20
15.77	2.18	15,109,569	0.52	2.57		0.84		10

17.35	0.13	20,022	0.50	3.04	(i)	0.54		10

17.38	0.20	20,037	0.25	3.30	(i)	0.28		10

17.41	1.79	133,750,059	0.00	2.89	(i)	0.01		10
17.36	1.09	101,641,201	0.00	2.15		0.00	(m)	29
17.66	1.76	208,521,972	0.00	4.22	(i)	0.00	(m)	10

17.41	1.75	947,476,572	0.07	2.66	(i)	0.16		10
17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2 .00	(i)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11
16.46	6.79	393,543,989	0.02	2.40		0.17		20
15.83	2.74	260,033,867	0.02	2.96		0.18		10

17.38	1.69	293,253,605	0.19	2.54	(i)	0.32		10
17.33	0.90	298,322,644	0.18	1.97		0.32		29
17.63	1.91	304,856,274	0.17	1.91	(i)	0.34		10
17.75	10.82	299,870,855	0.17	2.17		0.32		11
16.43	6.57	115,267,735	0.17	2.27		0.32		20
15.81	2.58	75,389,029	0.17	2.81		0.33		10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.32	$0.21		$0.07	$0.28	$(0.23)	$—	$(0.23)
Year Ended June 30, 2016	17.76	0.32		(0.23)	0.09	(0.38)	(0.15)	(0.53)
Year Ended June 30, 2015	17.87	0.33	(i)	0.07	0.40	(0.45)	(0.06)	(0.51)
Year Ended June 30, 2014	16.31	0.34		1.68	2.02	(0.46)	—	(0.46)
Year Ended June 30, 2013	15.39	0.36		0.97	1.33	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.48	0.41		(0.12)	0.29	(0.38)	—	(0.38)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.20	0.16		0.07	0.23	(0.18)	—	(0.18)
Year Ended June 30, 2016	17.64	0.21		(0.23)	(0.02)	(0.27)	(0.15)	(0.42)
Year Ended June 30, 2015	17.76	0.21	(i)	0.07	0.28	(0.34)	(0.06)	(0.40)
Year Ended June 30, 2014	16.21	0.22		1.68	1.90	(0.35)	—	(0.35)
Year Ended June 30, 2013	15.30	0.25		0.97	1.22	(0.31)	—	(0.31)
Year Ended June 30, 2012	15.41	0.30		(0.12)	0.18	(0.29)	—	(0.29)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.27	0.19		0.07	0.26	(0.21)	—	(0.21)
Year Ended June 30, 2016	17.71	0.28		(0.24)	0.04	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2015	17.82	0.28	(i)	0.08	0.36	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2014	16.27	0.30		1.67	1.97	(0.42)	—	(0.42)
Year Ended June 30, 2013	15.36	0.33		0.95	1.28	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.46	0.38		(0.13)	0.25	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	17.37	0.25		0.06	0.31	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.81	0.39		(0.25)	0.14	(0.43)	(0.15)	(0.58)
November 3, 2014 (k) through June 30, 2015	17.92	0.26	(i)	0.11	0.37	(0.42)	(0.06)	(0.48)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	17.37	0.24		0.06	0.30	(0.25)	—	(0.25)
Year Ended June 30, 2016	17.81	0.36		(0.24)	0.12	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2015	17.91	0.37	(i)	0.09	0.46	(0.50)	(0.06)	(0.56)
Year Ended June 30, 2014	16.35	0.38		1.68	2.06	(0.50)	—	(0.50)
Year Ended June 30, 2013	15.42	0.40		0.98	1.38	(0.45)	—	(0.45)
Year Ended June 30, 2012	15.51	0.44		(0.12)	0.32	(0.41)	—	(0.41)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	17.35	0.22		0.07	0.29	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.79	0.34		(0.24)	0.10	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2015	17.90	0.35	(i)	0.07	0.42	(0.47)	(0.06)	(0.53)
Year Ended June 30, 2014	16.33	0.35		1.69	2.04	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.41	0.38		0.96	1.34	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.50	0.42		(0.12)	0.30	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.37	1.63%	$671,377,401	0.31%	2.41%		0.56%		12%
17.32	0.59	697,580,324	0.30	1.88		0.57		31
17.76	2.28	671,796,712	0.28	1.82	(i)	0.56		12
17.87	12.49	552,000,974	0.28	1.97		0.56		10
16.31	8.66	345,597,966	0.28	2.23		0.57		21
15.39	1.97	224,499,324	0.28	2.69		0.57		16

17.25	1.31	26,093,635	0.96	1.77		1.07		12
17.20	(0.05)	26,285,884	0.95	1.23		1.08		31
17.64	1.59	25,865,433	0.93	1.19	(i)	1.07		12
17.76	11.81	22,582,903	0.93	1.30		1.06		10
16.21	7.99	17,518,436	0.93	1.58		1.06		21
15.30	1.22	11,606,585	0.93	2.03		1.07		16

17.32	1.51	126,560,093	0.56	2.15		0.83		12
17.27	0.34	131,735,696	0.55	1.63		0.84		31
17.71	2.03	125,015,610	0.53	1.57	(i)	0.83		12
17.82	12.21	108,335,745	0.53	1.73		0.81		10
16.27	8.38	56,742,819	0.53	2.06		0.82		21
15.36	1.72	33,178,533	0.53	2.48		0.83		16

17.42	1.78	204,993,254	0.00	2.87		0.00	(j)	12
17.37	0.89	139,319,588	0.00	2.28		0.00	(j)	31
17.81	2.04	44,259,790	0.00	2.18	(i)	0.00	(j)	12

17.42	1.74	1,208,189,459	0.09	2.67		0.15		12
17.37	0.82	1,186,260,032	0.07	2.10		0.15		31
17.81	2.57	1,444,189,771	0.04	2.05	(i)	0.15		12
17.91	12.73	1,079,859,658	0.03	2.21		0.16		10
16.35	8.97	607,263,583	0.03	2.48		0.17		21
15.42	2.21	337,354,170	0.03	2.92		0.17		16

17.40	1.67	283,591,764	0.21	2.45		0.31		12
17.35	0.69	361,708,314	0.20	1.97		0.30		31
17.79	2.37	384,115,065	0.18	1.93	(i)	0.31		12
17.90	12.64	364,358,698	0.18	2.05		0.31		10
16.33	8.75	247,864,903	0.18	2.33		0.32		21
15.41	2.06	193,787,532	0.18	2.77		0.32		16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.95	$0.24	(i)	$0.21	(j)	$0.45	$(0.25)	$(0.10)	$(0.35)
Year Ended June 30, 2016	18.50	0.32		(0.30)		0.02	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2015	18.62	0.34	(i)	0.25		0.59	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2014	16.70	0.33		2.13		2.46	(0.47)	(0.07)	(0.54)
Year Ended June 30, 2013	15.41	0.35		1.34		1.69	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.54	0.38		(0.17)		0.21	(0.34)	—	(0.34)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.87	0.17	(i)	0.23	(j)	0.40	(0.19)	(0.10)	(0.29)
Year Ended June 30, 2016	18.42	0.21		(0.31)		(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(i)	0.24		0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21		2.13		2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25		1.33		1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27		(0.15)		0.12	(0.25)	—	(0.25)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.90	0.21	(i)	0.22	(j)	0.43	(0.23)	(0.10)	(0.33)
Year Ended June 30, 2016	18.45	0.28		(0.30)		(0.02)	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2015	18.58	0.29	(i)	0.24		0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29		2.12		2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32		1.32		1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34		(0.17)		0.17	(0.31)	—	(0.31)

Class R3
September 9, 2016 (k) through December 31, 2016 (Unaudited)	18.29	0.19	(i)	(0.09	)(j)	0.10	(0.25)	(0.10)	(0.35)

Class R4
September 9, 2016 (k) through December 31, 2016 (Unaudited)	18.35	0.20	(i)	(0.08	)(j)	0.12	(0.27)	(0.10)	(0.37)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	18.03	0.29	(i)	0.20	(j)	0.49	(0.28)	(0.10)	(0.38)
Year Ended June 30, 2016	18.58	0.40		(0.33)		0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (k) through June 30, 2015	18.75	0.27	(i)	0.23		0.50	(0.45)	(0.22)	(0.67)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	18.02	0.26	(i)	0.23	(j)	0.49	(0.28)	(0.10)	(0.38)
Year Ended June 30, 2016	18.57	0.37		(0.31)		0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(i)	0.25		0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38		2.13		2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40		1.34		1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41		(0.16)		0.25	(0.38)	—	(0.38)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	18.00	0.25	(i)	0.22	(j)	0.47	(0.26)	(0.10)	(0.36)
Year Ended June 30, 2016	18.55	0.34		(0.30)		0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(i)	0.23		0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35		2.14		2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36		1.35		1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39		(0.15)		0.24	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s Investments.
(k)	Commencement of offering of class of shares.
(l)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$18.05	2.54%	$1,628,010,647	0.31%	2.58	%(i)	0.56%		10%
17.95	0.22	1,574,360,821	0.30	1.82		0.57		19
18.50	3.23	1,413,064,773	0.28	1.80	(i)	0.56		8
18.62	14.87	1,106,943,955	0.28	1.86		0.55		9
16.70	11.04	652,936,166	0.28	2.16		0.57		23
15.41	1.48	396,662,789	0.28	2.50		0.58		12

17.98	2.27	52,452,541	0.96	1.86	(i)	1.07		10
17.87	(0.43)	55,337,034	0.95	1.17		1.08		19
18.42	2.50	56,200,731	0.93	1.15	(i)	1.08		8
18.56	14.17	41,225,755	0.93	1.20		1.05		9
16.65	10.33	26,331,781	0.93	1.50		1.07		23
15.37	0.84	17,329,335	0.93	1.83		1.08		12

18.00	2.42	390,647,611	0.56	2.33	(i)	0.82		10
17.90	(0.02)	383,079,281	0.55	1.57		0.83		19
18.45	2.94	303,004,617	0.53	1.55	(i)	0.83		8
18.58	14.58	229,054,335	0.53	1.63		0.80		9
16.67	10.75	123,433,251	0.53	1.96		0.82		23
15.39	1.22	66,197,474	0.53	2.22		0.84		12

18.04	0.63	20,117	0.50	3.42	(i)	0.54		10

18.10	0.71	20,133	0.25	3.67	(i)	0.28		10

18.14	2.75	465,789,448	0.00	3.12	(i)	0.00	(l)	10
18.03	0.51	309,810,854	0.00	2.22		0.00	(l)	19
18.58	2.73	96,486,068	0.00	2.14	(i)	0.00	(l)	8

18.13	2.70	3,636,950,285	0.09	2.81	(i)	0.14		10
18.02	0.44	3,514,258,427	0.07	2.04		0.14		19
18.57	3.45	3,238,307,085	0.04	2.02	(i)	0.15		8
18.69	15.14	2,288,844,154	0.03	2.12		0.15		9
16.76	11.33	1,199,064,978	0.03	2.39		0.17		23
15.46	1.72	595,699,881	0.03	2.73		0.18		12

18.11	2.64	894,163,342	0.21	2.66	(i)	0.30		10
18.00	0.31	943,672,820	0.20	1.92		0.31		19
18.55	3.26	964,095,152	0.18	1.91	(i)	0.30		8
18.68	14.99	837,787,313	0.18	1.95		0.30		9
16.75	11.17	579,236,917	0.18	2.18		0.32		23
15.45	1.63	529,645,002	0.18	2.57		0.33		12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.31	$0.23	(i)	$0.34	(j)	$0.57	$(0.24)	$(0.15)	$(0.39)
Year Ended June 30, 2016	17.97	0.28		(0.40)		(0.12)	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2015	18.00	0.30	(i)	0.35		0.65	(0.47)	(0.21)	(0.68)
Year Ended June 30, 2014	16.03	0.29		2.39		2.68	(0.45)	(0.26)	(0.71)
Year Ended June 30, 2013	14.50	0.32		1.58		1.90	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2012	14.81	0.32		(0.29)		0.03	(0.29)	(0.05)	(0.34)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.24	0.16	(i)	0.36	(j)	0.52	(0.18)	(0.15)	(0.33)
Year Ended June 30, 2016	17.91	0.17		(0.42)		(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(i)	0.36		0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18		2.37		2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22		1.58		1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23		(0.30)		(0.07)	(0.20)	(0.05)	(0.25)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.25	0.20	(i)	0.35	(j)	0.55	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2016	17.92	0.24		(0.41)		(0.17)	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2015	17.95	0.25	(i)	0.36		0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25		2.37		2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29		1.58		1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29		(0.30)		(0.01)	(0.26)	(0.05)	(0.31)

Class R3
September 9, 2016 (k) through December 31, 2016 (Unaudited)	17.69	0.19	(i)	(0.01	)(j)	0.18	(0.24)	(0.15)	(0.39)

Class R4
September 9, 2016 (k) through December 31, 2016 (Unaudited)	17.73	0.20	(i)	(0.01	)(j)	0.19	(0.25)	(0.15)	(0.40)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	17.36	0.28	(i)	0.33	(j)	0.61	(0.27)	(0.15)	(0.42)
Year Ended June 30, 2016	18.03	0.35		(0.43)		(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (k) through June 30, 2015	18.13	0.24	(i)	0.32		0.56	(0.45)	(0.21)	(0.66)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	17.36	0.25	(i)	0.35	(j)	0.60	(0.26)	(0.15)	(0.41)
Year Ended June 30, 2016	18.03	0.32		(0.41)		(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(i)	0.37		0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34		2.39		2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35		1.60		1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36		(0.30)		0.06	(0.32)	(0.05)	(0.37)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	17.34	0.23	(i)	0.36	(j)	0.59	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2016	18.01	0.30		(0.42)		(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(i)	0.35		0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31		2.39		2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34		1.59		1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33		(0.30)		0.03	(0.30)	(0.05)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s Investments.
(k)	Commencement of offering of class of shares.
(l)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.49	3.30%	$1,663,751,452	0.32%	2.54	%(i)	0.56%		8%
17.31	(0.59)	1,581,781,922	0.31	1.65		0.56		17
17.97	3.74	1,322,590,934	0.29	1.66	(i)	0.56		8
18.00	16.96	949,827,525	0.29	1.69		0.56		7
16.03	13.23	524,850,362	0.29	2.03		0.58		14
14.50	0.30	304,654,425	0.29	2.29		0.59		13

17.43	3.02	51,277,006	0.97	1.81	(i)	1.07		8
17.24	(1.30)	53,254,672	0.96	0.99		1.09		17
17.91	3.07	53,305,463	0.94	1.01	(i)	1.08		8
17.95	16.18	36,336,181	0.94	1.05		1.06		7
16.00	12.54	20,270,701	0.94	1.41		1.08		14
14.48	(0.39)	9,094,758	0.94	1.65		1.09		13

17.43	3.18	368,044,735	0.57	2.30	(i)	0.82		8
17.25	(0.88)	345,519,188	0.56	1.41		0.84		17
17.92	3.50	265,307,239	0.54	1.39	(i)	0.83		8
17.95	16.61	194,791,393	0.54	1.45		0.81		7
16.00	13.01	90,656,793	0.54	1.86		0.83		14
14.47	0.03	48,206,399	0.54	2.05		0.85		13

17.48	1.07	20,207	0.50	3.52	(i)	0.54		8

17.52	1.15	20,223	0.25	3.78	(i)	0.28		8

17.55	3.51	517,424,070	0.00	3.17	(i)	0.00	(l)	8
17.36	(0.34)	292,823,052	0.00	2.05		0.00	(l)	17
18.03	3.16	82,127,377	0.00	1.97	(i)	0.00	(l)	8

17.55	3.46	3,445,231,541	0.09	2.78	(i)	0.14		8
17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(i)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7
16.07	13.54	684,782,838	0.04	2.25		0.18		14
14.53	0.53	261,570,481	0.04	2.55		0.19		13

17.53	3.40	849,575,243	0.22	2.59	(i)	0.30		8
17.34	(0.55)	855,591,284	0.21	1.75		0.31		17
18.01	3.82	762,445,476	0.19	1.77	(i)	0.31		8
18.04	17.10	592,406,545	0.19	1.78		0.31		7
16.06	13.39	348,288,801	0.19	2.15		0.33		14
14.52	0.32	235,342,053	0.19	2.36		0.34		13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$18.45	$0.24	(i)	$0.49	$0.73	$(0.27)	$(0.15)	$(0.42)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2015	19.38	0.30	(i)	0.46	0.76	(0.50)	(0.27)	(0.77)
Year Ended June 30, 2014	16.94	0.28		2.86	3.14	(0.48)	(0.22)	(0.70)
Year Ended June 30, 2013	15.05	0.32		1.94	2.26	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.51	0.31		(0.49)	(0.18)	(0.28)	—	(0.28)

Class C
Six Months Ended December 31, 2016 (Unaudited)	18.29	0.17	(i)	0.49	0.66	(0.21)	(0.15)	(0.36)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(i)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16		2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21		1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21		(0.48)	(0.27)	(0.19)	—	(0.19)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	18.39	0.22	(i)	0.47	0.69	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2015	19.33	0.25	(i)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24		2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28		1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28		(0.50)	(0.22)	(0.25)	—	(0.25)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	18.89	0.21	(i)	0.07	0.28	(0.27)	(0.15)	(0.42)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	18.93	0.23	(i)	0.06	0.29	(0.28)	(0.15)	(0.43)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	18.53	0.31	(i)	0.45	0.76	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (j) through June 30, 2015	19.55	0.24	(i)	0.41	0.65	(0.48)	(0.27)	(0.75)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	18.53	0.27	(i)	0.49	0.76	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(i)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33		2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35		1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35		(0.50)	(0.15)	(0.31)	—	(0.31)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	18.49	0.25	(i)	0.49	0.74	(0.28)	(0.15)	(0.43)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(i)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30		2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31		1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32		(0.49)	(0.17)	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$18.76	3.94%	$1,794,653,411	0.32%	2.55	%(i)	0.57%		16%
18.45	(1.71)	1,719,385,697	0.31	1.53		0.58		22
19.37	4.05	1,479,265,341	0.29	1.54	(i)	0.57		10
19.38	18.75	1,111,610,185	0.29	1.54		0.56		10
16.94	15.12	626,316,366	0.29	1.93		0.59		21
15.05	(1.07)	357,065,620	0.29	2.14		0.60		15

18.59	3.58	47,497,278	0.97	1.85	(i)	1.10		16
18.29	(2.36)	47,960,623	0.96	0.87		1.11		22
19.22	3.39	53,202,326	0.94	0.88	(i)	1.10		10
19.25	17.96	39,005,729	0.94	0.87		1.06		10
16.84	14.30	25,631,541	0.94	1.27		1.09		21
14.98	(1.69)	14,941,472	0.94	1.47		1.10		15

18.69	3.77	464,657,984	0.57	2.29	(i)	0.83		16
18.39	(1.95)	444,975,463	0.56	1.28		0.84		22
19.31	3.77	351,034,923	0.54	1.29	(i)	0.84		10
19.33	18.48	259,005,839	0.54	1.32		0.81		10
16.90	14.76	116,048,480	0.54	1.72		0.84		21
15.03	(1.32)	51,533,094	0.54	1.93		0.85		15

18.75	1.46	20,292	0.50	3.66	(i)	0.53		16

18.79	1.54	20,308	0.25	3.92	(i)	0.28		16

18.84	4.08	495,975,669	0.00	3.21	(i)	0.00	(k)	16
18.53	(1.41)	304,091,927	0.00	1.93		0.00	(k)	22
19.45	3.42	96,079,609	0.00	1.84	(i)	0.00	(k)	10

18.85	4.09	3,733,637,080	0.09	2.78	(i)	0.15		16
18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(i)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10
17.01	15.39	1,036,751,950	0.04	2.15		0.19		21
15.11	(0.83)	520,099,078	0.04	2.37		0.20		15

18.80	3.98	961,030,588	0.22	2.60	(i)	0.31		16
18.49	(1.62)	997,683,619	0.21	1.63		0.32		22
19.41	4.14	950,009,815	0.19	1.66	(i)	0.32		10
19.42	18.81	781,446,585	0.19	1.64		0.31		10
16.98	15.25	470,179,084	0.19	1.92		0.34		21
15.08	(0.98)	458,655,221	0.19	2.21		0.35		15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.59	$0.23	(i)	$0.58	$0.81	$(0.26)	$(0.16)	$(0.42)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)
Year Ended June 30, 2015	18.56	0.27	(i)	0.50	0.77	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.15	0.25		2.95	3.20	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2013	14.17	0.28		2.06	2.34	(0.33)	(0.03)	(0.36)
Year Ended June 30, 2012	14.73	0.27		(0.54)	(0.27)	(0.24)	(0.05)	(0.29)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.45	0.17	(i)	0.58	0.75	(0.20)	(0.16)	(0.36)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(i)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13		2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18		2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18		(0.53)	(0.35)	(0.16)	(0.05)	(0.21)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.54	0.21	(i)	0.57	0.78	(0.23)	(0.16)	(0.39)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.52	0.22	(i)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21		2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25		2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24		(0.54)	(0.30)	(0.22)	(0.05)	(0.27)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	18.04	0.21	(i)	0.14	0.35	(0.26)	(0.16)	(0.42)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	18.13	0.22	(i)	0.14	0.36	(0.27)	(0.16)	(0.43)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	17.68	0.29	(i)	0.55	0.84	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (j) through June 30, 2015	18.74	0.20	(i)	0.46	0.66	(0.46)	(0.26)	(0.72)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	17.68	0.26	(i)	0.58	0.84	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(i)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30		2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32		2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31		(0.54)	(0.23)	(0.27)	(0.05)	(0.32)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	17.67	0.24	(i)	0.58	0.82	(0.26)	(0.16)	(0.42)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(i)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26		2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30		2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28		(0.53)	(0.25)	(0.25)	(0.05)	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.98	4.57%	$1,303,157,393	0.32%	2.55	%(i)	0.58%		13%
17.59	(2.40)	1,219,559,258	0.31	1.42		0.59		17
18.59	4.22	1,011,295,528	0.29	1.45	(i)	0.58		10
18.56	20.12	725,647,849	0.29	1.39		0.57		8
16.15	16.62	380,599,455	0.29	1.81		0.61		13
14.17	(1.71)	204,636,229	0.29	1.98		0.61		14

17.84	4.27	30,165,659	0.97	1.82	(i)	1.09		13
17.45	(3.08)	30,327,423	0.96	0.73		1.08		17
18.47	3.59	35,271,638	0.94	0.80	(i)	1.07		10
18.46	19.30	22,282,103	0.94	0.74		1.07		8
16.08	15.85	13,673,242	0.94	1.14		1.11		13
14.12	(2.32)	7,450,619	0.94	1.33		1.11		14

17.93	4.46	327,148,049	0.57	2.35	(i)	0.85		13
17.54	(2.64)	292,087,846	0.56	1.18		0.86		17
18.54	3.93	225,354,729	0.54	1.19	(i)	0.85		10
18.52	19.84	159,581,426	0.54	1.17		0.82		8
16.12	16.32	64,440,577	0.54	1.64		0.86		13
14.15	(1.97)	32,627,384	0.54	1.74		0.87		14

17.97	1.91	20,376	0.50	3.76	(i)	0.53		13

18.06	1.97	20,392	0.25	4.01	(i)	0.28		13

18.08	4.77	409,458,354	0.00	3.20	(i)	0.00	(k)	13
17.68	(2.10)	235,741,825	0.00	1.83		0.00	(k)	17
18.68	3.60	77,861,701	0.00	1.63	(i)	0.00	(k)	10

18.08	4.73	2,649,920,921	0.09	2.78	(i)	0.15		13
17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(i)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8
16.21	16.82	441,806,897	0.04	2.01		0.21		13
14.23	(1.41)	160,986,570	0.04	2.25		0.21		14

18.07	4.66	663,931,442	0.22	2.60	(i)	0.32		13
17.67	(2.30)	655,304,993	0.21	1.52		0.33		17
18.67	4.36	580,866,905	0.19	1.57	(i)	0.33		10
18.63	20.21	436,679,753	0.19	1.50		0.32		8
16.21	16.66	235,978,216	0.19	1.94		0.36		13
14.23	(1.55)	157,650,585	0.19	2.05		0.36		14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$18.77	$0.25	(i)	$0.73	$0.98	$(0.28)	$(0.19)	$(0.47)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)
Year Ended June 30, 2015	19.93	0.27	(i)	0.57	0.84	(0.50)	(0.31)	(0.81)
Year Ended June 30, 2014	17.14	0.25		3.26	3.51	(0.49)	(0.23)	(0.72)
Year Ended June 30, 2013	14.96	0.29		2.24	2.53	(0.35)	—	(0.35)
Year Ended June 30, 2012	15.49	0.28		(0.57)	(0.29)	(0.24)	—	(0.24)

Class C
Six Months Ended December 31, 2016 (Unaudited)	18.54	0.18	(i)	0.72	0.90	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(i)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13		3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18		2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18		(0.55)	(0.37)	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	18.68	0.23	(i)	0.72	0.95	(0.25)	(0.19)	(0.44)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)
Year Ended June 30, 2015	19.86	0.22	(i)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21		3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26		2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25		(0.57)	(0.32)	(0.22)	—	(0.22)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	19.30	0.23	(i)	0.20	0.43	(0.27)	(0.19)	(0.46)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	19.35	0.24	(i)	0.21	0.45	(0.29)	(0.19)	(0.48)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	18.86	0.32	(i)	0.70	1.02	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (j) through June 30, 2015	20.11	0.21	(i)	0.54	0.75	(0.49)	(0.31)	(0.80)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	18.86	0.27	(i)	0.74	1.01	(0.30)	(0.19)	(0.49)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(i)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30		3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33		2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32		(0.57)	(0.25)	(0.28)	—	(0.28)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	18.82	0.26	(i)	0.72	0.98	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(i)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27		3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28		2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29		(0.56)	(0.27)	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$19.28	5.20%	$1,290,453,538	0.32%	2.55	%(i)	0.60%		13%
18.77	(2.97)	1,218,455,476	0.31	1.32		0.62		16
19.96	4.36	1,032,320,891	0.29	1.36	(i)	0.61		10
19.93	20.71	793,106,767	0.29	1.34		0.59		9
17.14	17.07	448,919,625	0.29	1.77		0.63		22
14.96	(1.77)	245,722,474	0.29	1.94		0.64		14

19.04	4.87	30,438,743	0.97	1.87	(i)	1.15		13
18.54	(3.64)	29,275,269	0.96	0.65		1.16		16
19.76	3.71	34,874,908	0.94	0.71	(i)	1.15		10
19.76	19.97	27,191,674	0.94	0.67		1.09		9
17.00	16.22	17,539,682	0.94	1.14		1.13		22
14.86	(2.36)	10,162,186	0.94	1.27		1.14		14

19.19	5.10	332,246,203	0.57	2.32	(i)	0.87		13
18.68	(3.22)	303,226,134	0.56	1.05		0.90		16
19.88	4.09	233,012,841	0.54	1.11	(i)	0.88		10
19.86	20.40	172,440,254	0.54	1.12		0.84		9
17.09	16.80	78,247,889	0.54	1.56		0.88		22
14.92	(2.02)	36,941,195	0.54	1.70		0.90		14

19.27	2.26	20,453	0.50	3.86	(i)	0.53		13

19.32	2.33	20,468	0.25	4.11	(i)	0.28		13

19.38	5.39	373,166,218	0.00	3.23	(i)	0.00	(k)	13
18.86	(2.71)	233,180,959	0.00	1.73		0.00	(k)	16
20.06	3.85	74,475,091	0.00	1.54	(i)	0.00	(k)	10

19.38	5.35	2,747,931,083	0.09	2.77	(i)	0.16		13
18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16
20.06	4.63	2,268,744,460	0.05	1.59	(i)	0.18		10
20.02	21.02	1,514,714,606	0.04	1.61		0.19		9
17.21	17.34	721,292,751	0.04	1.99		0.23		22
15.02	(1.53)	381,880,090	0.04	2.17		0.24		14

19.33	5.24	690,590,676	0.22	2.61	(i)	0.34		13
18.82	(2.87)	698,514,780	0.21	1.41		0.36		16
20.01	4.44	685,404,675	0.19	1.49	(i)	0.35		10
19.98	20.83	552,836,747	0.19	1.45		0.34		9
17.18	17.20	312,754,826	0.19	1.74		0.38		22
14.99	(1.67)	307,088,155	0.19	2.02		0.39		14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.78	$0.24	(i)	$0.70	$0.94	$(0.26)	$(0.19)	$(0.45)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)
Year Ended June 30, 2015	18.83	0.26	(i)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.29	0.24		3.07	3.31	(0.45)	(0.32)	(0.77)
Year Ended June 30, 2013	14.23	0.27		2.14	2.41	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2012	14.77	0.27		(0.54)	(0.27)	(0.23)	(0.04)	(0.27)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.66	0.17	(i)	0.70	0.87	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(i)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12		3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17		2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18		(0.53)	(0.35)	(0.15)	(0.04)	(0.19)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.72	0.22	(i)	0.69	0.91	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)
Year Ended June 30, 2015	18.79	0.21	(i)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20		3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25		2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24		(0.54)	(0.30)	(0.21)	(0.04)	(0.25)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	18.28	0.22	(i)	0.20	0.42	(0.26)	(0.19)	(0.45)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	18.34	0.23	(i)	0.20	0.43	(0.27)	(0.19)	(0.46)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	17.85	0.30	(i)	0.67	0.97	(0.29)	(0.19)	(0.48)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (j) through June 30, 2015	18.99	0.19	(i)	0.51	0.70	(0.46)	(0.26)	(0.72)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	17.85	0.26	(i)	0.70	0.96	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(i)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30		3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31		2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31		(0.54)	(0.23)	(0.27)	(0.04)	(0.31)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	17.84	0.24	(i)	0.70	0.94	(0.27)	(0.19)	(0.46)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(i)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26		3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30		2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28		(0.52)	(0.24)	(0.25)	(0.04)	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Commencement of offering of classes of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$18.27	5.29%	$792,619,605	0.32%	2.58	%(i)	0.64%		13%
17.78	(2.99)	727,577,511	0.31	1.32		0.66		13
18.90	4.40	566,570,260	0.29	1.38	(i)	0.64		9
18.83	20.68	393,004,238	0.29	1.34		0.62		8
16.29	17.10	195,534,833	0.29	1.77		0.66		11
14.23	(1.68)	97,150,663	0.29	1.97		0.66		11

18.14	4.92	17,520,032	0.97	1.82	(i)	1.18		13
17.66	(3.60)	17,320,818	0.96	0.66		1.21		13
18.80	3.71	18,384,099	0.94	0.69	(i)	1.18		9
18.76	19.91	12,377,129	0.94	0.70		1.12		8
16.24	16.31	6,672,821	0.94	1.11		1.16		11
14.20	(2.29)	3,188,443	0.94	1.30		1.15		11

18.20	5.12	209,865,835	0.57	2.37	(i)	0.91		13
17.72	(3.25)	182,691,218	0.56	1.06		0.94		13
18.85	4.12	135,857,065	0.54	1.11	(i)	0.93		9
18.79	20.41	93,369,236	0.54	1.12		0.87		8
16.26	16.80	36,478,073	0.54	1.59		0.91		11
14.21	(1.94)	18,099,079	0.54	1.71		0.93		11

18.25	2.29	20,460	0.50	3.86	(i)	0.53		13

18.31	2.36	20,476	0.25	4.11	(i)	0.28		13

18.34	5.43	280,823,118	0.00	3.23	(i)	0.00	(k)	13
17.85	(2.69)	161,559,310	0.00	1.71		0.01		13
18.97	3.82	60,229,727	0.00	1.48	(i)	0.01		9

18.34	5.38	1,704,070,381	0.09	2.79	(i)	0.18		13
17.85	(2.76)	1,587,368,215	0.07	1.56		0.19		13
18.97	4.62	1,273,012,966	0.05	1.60	(i)	0.20		9
18.90	21.02	800,474,522	0.04	1.64		0.22		8
16.34	17.39	232,443,865	0.04	1.95		0.27		11
14.27	(1.45)	80,127,469	0.04	2.22		0.26		11

18.32	5.26	424,331,155	0.22	2.61	(i)	0.37		13
17.84	(2.89)	408,473,526	0.21	1.40		0.39		13
18.96	4.48	336,202,683	0.19	1.51	(i)	0.40		9
18.89	20.79	233,540,430	0.19	1.45		0.37		8
16.34	17.23	106,990,895	0.19	1.89		0.41		11
14.27	(1.53)	64,581,494	0.19	2.03		0.40		11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.76	$0.24	(i)	$0.69	$0.93	$(0.26)	$(0.20)	$(0.46)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)
Year Ended June 30, 2015	18.79	0.26	(i)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.28	0.24		3.08	3.32	(0.46)	(0.35)	(0.81)
Year Ended June 30, 2013	14.23	0.28		2.11	2.39	(0.32)	(0.02)	(0.34)
Year Ended June 30, 2012	14.79	0.27		(0.55)	(0.28)	(0.23)	(0.05)	(0.28)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.62	0.17	(i)	0.69	0.86	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(i)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12		3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18		2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18		(0.54)	(0.36)	(0.15)	(0.05)	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.70	0.22	(i)	0.68	0.90	(0.24)	(0.20)	(0.44)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.74	0.21	(i)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20		3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25		2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25		(0.55)	(0.30)	(0.21)	(0.05)	(0.26)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	18.26	0.22	(i)	0.20	0.42	(0.26)	(0.20)	(0.46)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	18.33	0.23	(i)	0.20	0.43	(0.27)	(0.20)	(0.47)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	17.85	0.30	(i)	0.67	0.97	(0.29)	(0.20)	(0.49)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (j) through June 30, 2015	18.96	0.19	(i)	0.52	0.71	(0.46)	(0.26)	(0.72)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	17.85	0.26	(i)	0.69	0.95	(0.28)	(0.20)	(0.48)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(i)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29		3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31		2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31		(0.54)	(0.23)	(0.27)	(0.05)	(0.32)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	17.82	0.25	(i)	0.69	0.94	(0.27)	(0.20)	(0.47)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(i)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26		3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28		2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28		(0.54)	(0.26)	(0.25)	(0.05)	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)	Portfolio turnover rate (d)(h)

$18.23	5.21%	$632,899,635	0.32%	2.58	%(i)	0.70%	12%
17.76	(2.94)	580,688,735	0.31	1.32		0.73	16
18.86	4.37	443,861,392	0.29	1.36	(i)	0.72	9
18.79	20.67	308,249,235	0.29	1.36		0.66	8
16.28	16.98	153,506,488	0.29	1.80		0.70	15
14.23	(1.70)	69,795,977	0.29	1.96		0.68	11

18.08	4.85	16,298,201	0.97	1.84	(i)	1.24	12
17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(i)	1.25	9
18.70	19.85	12,185,639	0.94	0.70		1.15	8
16.22	16.27	7,056,864	0.94	1.19		1.19	15
14.18	(2.31)	3,703,376	0.94	1.27		1.18	11

18.16	5.05	177,550,247	0.57	2.36	(i)	0.96	12
17.70	(3.20)	152,861,551	0.56	1.07		1.01	16
18.81	4.15	114,171,223	0.54	1.10	(i)	1.02	9
18.74	20.33	77,289,835	0.54	1.12		0.91	8
16.25	16.67	31,554,095	0.54	1.59		0.94	15
14.21	(1.88)	16,196,277	0.54	1.82		0.95	11

18.22	2.28	20,452	0.50	3.86	(i)	0.53	12

18.29	2.34	20,468	0.25	4.11	(i)	0.28	12

18.33	5.41	185,629,337	0.00	3.27	(i)	0.01	12
17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(i)	0.01	9

18.32	5.31	1,392,390,537	0.09	2.79	(i)	0.19	12
17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(i)	0.23	9
18.87	20.99	563,630,591	0.04	1.62		0.26	8
16.34	17.25	225,551,927	0.04	1.96		0.30	15
14.28	(1.40)	82,923,018	0.04	2.20		0.28	11

18.29	5.25	399,155,940	0.22	2.67	(i)	0.44	12
17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(i)	0.47	9
18.85	20.78	234,064,007	0.19	1.44		0.41	8
16.33	17.18	115,467,767	0.19	1.81		0.44	15
14.26	(1.61)	76,266,132	0.19	2.05		0.43	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.73	$0.27	(h)(i)	$0.74	$1.01	$(0.28)	$(0.18)	$(0.46)
Year Ended June 30, 2016	20.85	0.26	(h)	(0.86)	(0.60)	(0.36)	(0.16)	(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)(i)	0.59	0.87	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2014	17.48	0.25	(h)	3.39	3.64	(0.50)	(0.01)	(0.51)
Year Ended June 30, 2013	15.24	0.29	(h)	2.27	2.56	(0.31)	(0.01)	(0.32)
January 31, 2012 (j) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.65	0.19	(h)(i)	0.76	0.95	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13	(h)	(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)(i)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12	(h)	3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (j) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	19.70	0.25	(h)(i)	0.74	0.99	(0.26)	(0.18)	(0.44)
Year Ended June 30, 2016	20.82	0.21	(h)	(0.85)	(0.64)	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)(i)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21	(h)	3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (j) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Class R3
September 9, 2016(j) through December 31, 2016 (Unaudited)	20.29	0.24	(h)(i)	0.21	0.45	(0.28)	(0.18)	(0.46)

Class R4
September 9, 2016(j) through December 31, 2016 (Unaudited)	20.32	0.26	(h)(i)	0.21	0.47	(0.30)	(0.18)	(0.48)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	19.78	0.34	(h)(i)	0.71	1.05	(0.31)	(0.18)	(0.49)
Year Ended June 30, 2016	20.89	0.34	(h)	(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (j) through June 30, 2015	20.75	0.25	(h)(i)	0.52	0.77	(0.47)	(0.16)	(0.63)

Institutional Class
Six Months Ended December 31, 2016 (Unaudited)	19.77	0.30	(h)(i)	0.75	1.05	(0.31)	(0.18)	(0.49)
Year Ended June 30, 2016	20.89	0.31	(h)	(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)(i)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30	(h)	3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012(j) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	19.76	0.28	(h)(i)	0.75	1.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.88	0.28	(h)	(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)(i)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26	(h)	3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012(j) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$20.28	5.20%	$180,122,183	0.32%	2.66	%(i)	0.73%	11%
19.73	(2.85)	149,208,888	0.31	1.34		0.77	10
20.85	4.31	73,599,931	0.29	1.36	(i)	0.75	11
20.61	21.02	32,181,731	0.29	1.29		0.65	49
17.48	16.94	5,900,363	0.29	1.66		0.72	17
15.24	2.03	400,107	0.29	2.30		2.32	19

20.21	4.87	2,977,361	0.97	1.81	(i)	1.41	11
19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(i)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49
17.48	16.19	210,550	0.94	1.15		1.30	17
15.25	1.79	51,943	0.94	0.70		2.57	19

20.25	5.04	64,300,485	0.57	2.46	(i)	1.02	11
19.70	(3.08)	48,658,005	0.56	1.10		1.09	10
20.82	4.04	25,732,578	0.54	1.09	(i)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49
17.48	16.72	1,713,490	0.54	1.38		0.97	17
15.24	1.91	73,253	0.54	1.26		2.35	19

20.28	2.24	20,446	0.50	3.86	(i)	0.53	11

20.31	2.31	20,462	0.25	4.11	(i)	0.28	11

20.34	5.35	64,025,641	0.00	3.27	(i)	0.01	11
19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(i)	0.04	11

20.33	5.31	390,075,801	0.09	2.89	(i)	0.21	11
19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(i)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49
17.50	17.29	6,795,403	0.04	1.85		0.32	17
15.24	2.10	71,866	0.04	1.69		1.69	19

20.32	5.24	104,628,100	0.22	2.72	(i)	0.44	11
19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(i)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49
17.50	17.06	3,596,206	0.19	1.69		0.49	17
15.25	2.10	881,929	0.19	1.46		1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
SmartRetirement 2060 Fund
Class A
August 31, 2016 (i) through December 31, 2016 (Unaudited)	$15.00	$0.17	(j)	$0.10	(k)	$0.27	$(0.19)

Class C
August 31, 2016 (i) through December 31, 2016 (Unaudited)	15.00	0.15	(j)	0.09	(k)	0.24	(0.15)

Class R2
August 31, 2016 (i) through December 31, 2016 (Unaudited)	15.00	0.17	(j)	0.08	(k)	0.25	(0.16)

Class R3
September 9, 2016 (l) through December 31, 2016 (Unaudited)	14.82	0.17	(j)	0.27	(k)	0.44	(0.17)

Class R4
September 9, 2016 (l) through December 31, 2016 (Unaudited)	14.82	0.19	(j)	0.26	(k)	0.45	(0.18)

Class R6
August 31, 2016 (i) through December 31, 2016 (Unaudited)	15.00	0.20	(j)	0.08	(k)	0.28	(0.19)

Institutional Class
August 31, 2016 (i) through December 31, 2016 (Unaudited)	15.00	0.31	(j)	(0.04	)(k)	0.27	(0.19)

Select Class
August 31, 2016 (i) through December 31, 2016 (Unaudited)	15.00	0.23	(j)	0.04	(k)	0.27	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s Investments.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)	Portfolio turnover rate (d)(h)

$15.08	1.79%	$117,256	0.32%	3.43	%(j)	2.51%	13%

15.09	1.58	20,310	0.97	2.97	(j)	4.38	13

15.09	1.66	20,604	0.57	3.38	(j)	4.13	13

15.09	2.97	20,591	0.50	3.82	(j)	2.51	13

15.09	3.05	20,606	0.25	4.08	(j)	2.26	13

15.09	1.90	25,013	0.00	3.92	(j)	3.30	13

15.08	1.82	325,248	0.10	6.21	(j)	1.83	13

15.08	1.78	1,294,885	0.22	4.55	(j)	2.14	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 11 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2060 Fund**	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6, Institutional Class and Select Class	Diversified

*	Class R3 and Class R4 commenced operations on September 9, 2016.
**	The JPMorgan SmartRetirement® 2060 Fund commenced operations on August 31, 2016.

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R3, Class R4, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,121,290,088	$9,487,081	$—	$2,130,777,169

Appreciation in Other Financial Instruments
Futures Contracts	$425,721	$—	$—	$425,721

Depreciation in Other Financial Instruments
Futures Contracts	$(1,652,744)	$(628,465)	$—	$(2,281,209)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,500,775,858	$11,262,284	$—	$2,512,038,142

Appreciation in Other Financial Instruments
Futures Contracts	$462,641	$—	$—	$462,641

Depreciation in Other Financial Instruments
Futures Contracts	$(2,028,098)	$(736,750)	$—	$(2,764,848)

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,057,511,266	$31,326,071	$—	$7,088,837,337

Appreciation in Other Financial Instruments
Futures Contracts	$732,671	$—	$—	$732,671

Depreciation in Other Financial Instruments
Futures Contracts	$(5,941,762)	$(2,041,416)	$—	$(7,983,178)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,869,498,636	$29,019,808	$—	$6,898,518,444

Appreciation in Other Financial Instruments
Futures Contracts	$704,136	$—	$—	$704,136

Depreciation in Other Financial Instruments
Futures Contracts	$(5,939,110)	$(1,987,229)	$—	$(7,926,339)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,444,103,667	$58,467,665	$—	$7,502,571,332

Appreciation in Other Financial Instruments
Futures Contracts	$2,355,363	$—	$—	$2,355,363

Depreciation in Other Financial Instruments
Futures Contracts	$(12,586,123)	$(4,344,309)	$—	$(16,930,432)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,335,469,897	$42,507,845	$—	$5,377,977,742

Appreciation in Other Financial Instruments
Futures Contracts	$1,668,684	$—	$—	$1,668,684

Depreciation in Other Financial Instruments
Futures Contracts	$(9,126,764)	$(3,115,183)	$—	$(12,241,947)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,427,004,894	$46,414,791	$—	$5,473,419,685

Appreciation in Other Financial Instruments
Futures Contracts	$1,717,795	$—	$—	$1,717,795

Depreciation in Other Financial Instruments
Futures Contracts	$(8,953,972)	$(3,173,608)	$—	$(12,127,580)

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,413,362,951	$28,951,300	$—	$3,442,314,251

Appreciation in Other Financial Instruments
Futures Contracts	$1,059,729	$—	$—	$1,059,729

Depreciation in Other Financial Instruments
Futures Contracts	$(5,821,381)	$(1,981,069)	$—	$(7,802,450)

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,803,040,059	$24,074,744	$—	$2,827,114,803

Appreciation in Other Financial Instruments
Futures Contracts	$914,479	$—	$—	$914,479

Depreciation in Other Financial Instruments
Futures Contracts	$(4,877,831)	$(1,629,692)	$—	$(6,507,523)

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$802,876,426	$6,600,752	$—	$809,477,178

Appreciation in Other Financial Instruments
Futures Contracts	$242,658	$—	$—	$242,658

Depreciation in Other Financial Instruments
Futures Contracts	$(1,466,303)	$(459,928)	$—	$(1,926,231)

JPMorgan SmartRetirement 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,670,094	$—	$—	$1,670,094

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — The Funds used treasury, foreign exchange and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The tables below disclose the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$36,603,120		$76,536,085
Interest Rate	54,023,064	(a)	—

Short Futures Contracts:
Equity	35,647,659		59,574,069
Interest Rate	80,634,667		158,997,484
Foreign Exchange	9,770,400	(b)	—

JPMorgan SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	46,447,235		94,716,416
Interest Rate	65,924,316	(a)	—

Short Futures Contracts:
Equity	41,732,607		68,665,672
Interest Rate	92,960,027		187,834,199
Foreign Exchange	11,426,400	(b)	—

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	223,368,857		299,112,241
Interest Rate	188,820,996	(a)	—

Short Futures Contracts:
Equity	91,510,326		105,932,359
Interest Rate	260,700,142		530,906,036
Foreign Exchange	45,788,400	(b)	—

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	219,033,916		306,476,260
Interest Rate	188,523,546	(a)	—

Short Futures Contracts:
Equity	86,260,571		102,989,793
Interest Rate	253,633,141		498,296,680
Foreign Exchange	57,380,400	(b)	—

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	410,334,925		595,014,914
Interest Rate	369,439,055		219,824,947

Short Futures Contracts:
Equity	192,891,196		225,106,262
Interest Rate	514,964,724		797,156,595
Foreign Exchange	110,206,800	(b)	—

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	$291,945,553		$433,328,798
Interest Rate	264,717,113		157,766,817

Short Futures Contracts:
Equity	137,895,501		164,427,243
Interest Rate	366,118,873		560,150,222
Foreign Exchange	77,086,800	(b)	—

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	345,254,711		421,493,893
Interest Rate	243,104,437		160,600,673

Short Futures Contracts:
Equity	139,761,268		164,437,485
Interest Rate	397,345,541		569,708,760
Foreign Exchange	90,583,200	(b)	—

JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	209,885,891		286,647,310
Interest Rate	150,519,003		100,578,826

Short Futures Contracts:
Equity	85,226,057		102,643,609
Interest Rate	244,649,735		347,933,609
Foreign Exchange	55,144,800	(b)	—

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	177,252,849		242,477,558
Interest Rate	120,627,810		82,504,942

Short Futures Contracts:
Equity	69,791,162		84,382,394
Interest Rate	202,320,659		298,667,360
Foreign Exchange	45,208,800	(b)	—

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	47,583,475		69,762,934
Interest Rate	34,742,169		23,441,147

Short Futures Contracts:
Equity	18,683,492		23,800,162
Interest Rate	55,668,894		82,556,797
Foreign Exchange	11,509,200	(b)	—

(a)	For the period July 1, 2016 through November 30, 2016.
(b)	For the period July 1, 2016 through July 19, 2016.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$253,290
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	172,431

Total		$425,721

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(675,514)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,605,695)

Total		$(2,281,209)

JPMorgan SmartRetirement 2015 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$268,030
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	194,611

Total		$462,641

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(792,206)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,972,642)

Total		$(2,764,848)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$732,671

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,220,003)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(5,763,175)

Total		$(7,983,178)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$704,136

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,130,986)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(5,795,353)

Total		$(7,926,339)

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,355,363

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4,598,905)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(12,331,527)

Total		$(16,930,432)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,668,346
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	338

Total		$1,668,684

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3,289,050)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(8,952,897)

Total		$(12,241,947)

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,717,795

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3,347,047)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(8,780,533)

Total		$(12,127,580)

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,059,729

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,084,112)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(5,718,338)

Total		$(7,802,450)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$914,479

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,706,605)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(4,800,918)

Total		$(6,507,523)

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$242,658

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(521,668)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,404,563)

Total		$(1,926,231)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2016, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,444,631)
Equity contracts	(2,741,464)
Foreign exchange contracts	1,102,270

Total	$(3,083,825)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,011,675)
Equity contracts	(2,482,088)
Foreign exchange contracts	(1,026,376)

Total	$(4,520,139)

JPMorgan SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,069,738)
Equity contracts	(3,251,366)
Foreign exchange contracts	1,289,094

Total	$(4,032,010)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,135,731)
Equity contracts	(2,965,319)
Foreign exchange contracts	(1,200,338)

Total	$(5,301,388)

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,526,713)
Equity contracts	2,274,967
Foreign exchange contracts	5,165,705

Total	$1,913,959

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,343,110)
Equity contracts	(9,941,883)
Foreign exchange contracts	(4,810,049)

Total	$(19,095,042)

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,970,563)
Equity contracts	3,800,130
Foreign exchange contracts	6,473,504

Total	$6,303,071

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,881,453)
Equity contracts	(9,633,597)
Foreign exchange contracts	(6,027,783)

Total	$(20,542,833)

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(10,721,437)
Equity contracts	773,555
Foreign exchange contracts	12,433,348

Total	$2,485,466

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(7,319,474)
Equity contracts	(20,505,142)
Foreign exchange contracts	(11,577,171)

Total	$(39,401,787)

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(6,624,466)
Equity contracts	928,097
Foreign exchange contracts	8,696,750

Total	$3,000,381

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,625,005)
Equity contracts	(14,660,025)
Foreign exchange contracts	(8,097,931)

Total	$(28,382,961)

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,997,095)
Equity contracts	4,714,630
Foreign exchange contracts	10,219,412

Total	$12,936,947

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,750,205)
Equity contracts	(14,645,662)
Foreign exchange contracts	(9,515,722)

Total	$(29,911,589)

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,100,644)
Equity contracts	3,889,048
Foreign exchange contracts	6,221,344

Total	$9,009,748

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,637,738)
Equity contracts	(9,225,253)
Foreign exchange contracts	(5,792,935)

Total	$(18,655,926)

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(756,788)
Equity contracts	3,131,415
Foreign exchange contracts	5,100,300

Total	$7,474,927

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,906,802)
Equity contracts	(7,694,355)
Foreign exchange contracts	(4,749,163)

Total	$(15,350,320)

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(390,708)
Equity contracts	618,760
Foreign exchange contracts	1,298,472

Total	$1,526,524

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(832,048)
Equity contracts	(2,098,882)
Foreign exchange contracts	(1,209,036)

Total	$(4,139,966)

JPMorgan SmartRetirement 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$809

The Funds’ derivatives contracts held at December 31, 2016 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or their affiliates. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$16,960,752	$—	$—	$—	$—	1,823,737	$16,760,141
JPMorgan Core Bond Fund, Class R6 Shares	542,623,697	8,357,028	75,931,989	2,637,850	6,656,413	39,534,306	454,249,181
JPMorgan Core Plus Bond Fund, Class R6 Shares	59,239,625	67,914,411	—	—	1,280,755	15,251,215	124,449,911
JPMorgan Corporate Bond Fund, Class R6 Shares	145,552,012	2,483,324	16,571,765	499,637	2,052,735	12,832,789	126,916,282
JPMorgan Disciplined Equity Fund, Class R6 Shares	228,563,724	2,138,738	43,264,336	1,748,240	2,138,738	8,639,363	204,148,159
JPMorgan Emerging Economies Fund, Class R6 Shares	26,224,820	9,402,349	—	—	589,871	3,262,866	36,283,070
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	35,574,407	50,028,845	47,645,923	(2,605,531)	1,586,207	4,340,327	34,462,196
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	30,478,431	11,220,954	—	—	368,057	1,971,848	41,546,846
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,770,309	—	—	—	—	457,007	3,715,468
JPMorgan Floating Rate Income Fund, Class R6 Shares	53,942,576	1,298,331	—	—	1,298,331	5,982,577	56,535,350
JPMorgan Growth Advantage Fund, Class R6 Shares	60,706,537	—	5,414,157	428,355	—	3,706,375	58,634,856
JPMorgan High Yield Fund, Class R6 Shares	151,978,848	33,636,073	6,930,120	(477,314)	4,860,734	24,937,990	183,044,845
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	108,692,564	4,454,831	3,289,209	(76,667)	1,112,836	10,615,467	109,127,002
JPMorgan International Equity Fund, Class R6 Shares	65,413,318	353,675	5,582,845	(66,544)	353,674	4,450,798	63,913,461
JPMorgan International Opportunities Fund, Class R6 Shares	65,442,918	2,403,178	4,299,467	(138,745)	2,403,178	4,605,450	63,831,533
JPMorgan Intrepid America Fund, Class R6 Shares	49,694,102	2,021,785	6,910,321	1,281,252	698,007	1,286,415	47,005,589
JPMorgan Intrepid International Fund, Class R6 Shares	65,275,411	1,670,408	3,339,561	(402,635)	1,670,408	3,549,570	66,270,467
JPMorgan Mid Cap Equity Fund, Class R6 Shares	32,208,222	1,136,458	—	1,019,343	117,115	766,767	34,021,456
JPMorgan Prime Money Market Fund, Institutional Class Shares	198,248,226	78,004,767	276,252,993	—	149,750	—	—
JPMorgan Realty Income Fund, Class R6 Shares	48,654,101	6,980,471	—	2,669,338	965,278	3,822,407	49,423,725
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,941,057	—	6,571,627	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	6,829,411	—	207,798	49,986	171,782	8,980,764

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Income Fund (continued)
JPMorgan Small Cap Growth Fund, Class R6 Shares	$11,265,859	$405,184	$—	$405,184	$—	909,046	$12,663,006
JPMorgan Small Cap Value Fund, Class R6 Shares	8,188,487	66,671	—	6,075	60,595	317,250	10,031,452
JPMorgan U.S. Equity Fund, Class R6 Shares	26,627,609	1,231,587	—	1,033,196	198,391	2,010,132	29,388,127
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	294,357,239	123,054,718	—	166,195	171,302,521	171,302,521
JPMorgan Value Advantage Fund, Class R6 Shares	—	44,809,171	6,492,963	382,756	959,907	1,905,024	61,360,829
JPMorgan Value Advantage Fund, Class L Shares*	60,169,659	—	43,849,264	—	—	—	—

Total	$2,103,437,271			$8,551,588	$29,737,161		$2,068,066,237

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$19,932,663	$—	$—	$—	$—	2,143,297	$19,696,900
JPMorgan Core Bond Fund, Class R6 Shares	638,519,520	9,817,986	78,047,880	3,497,346	7,775,319	47,493,430	545,699,512
JPMorgan Core Plus Bond Fund, Class R6 Shares	66,433,938	87,790,483	17,000,972	(224,233)	1,345,418	16,474,916	134,435,315
JPMorgan Corporate Bond Fund, Class R6 Shares	171,160,223	2,908,601	17,193,667	705,579	2,406,995	15,328,574	151,599,602
JPMorgan Disciplined Equity Fund, Class R6 Shares	269,297,452	7,694,255	59,398,368	2,342,610	2,448,537	10,040,114	237,247,901
JPMorgan Emerging Economies Fund, Class R6 Shares	28,252,357	12,512,508	—	—	672,267	3,718,639	41,351,264
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	46,632,275	54,315,665	55,085,394	(2,894,716)	1,891,475	5,267,961	41,827,613
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	36,652,384	10,539,923	—	—	418,330	2,241,186	47,221,781
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2,919,986	—	—	—	—	353,938	2,877,513
JPMorgan Floating Rate Income Fund, Class R6 Shares	62,667,276	1,508,324	—	—	1,508,324	6,950,202	65,679,407
JPMorgan Growth Advantage Fund, Class R6 Shares	72,598,353	—	7,565,531	1,053,191	—	4,361,363	68,996,762
JPMorgan High Yield Fund, Class R6 Shares	179,786,410	46,513,635	16,138,410	(1,309,758)	5,716,207	29,318,502	215,197,804
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	125,365,776	5,218,223	3,860,308	(82,745)	1,283,934	12,244,812	125,876,667

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2015 Fund (continued)
JPMorgan International Equity Fund, Class R6 Shares	$76,976,708	$6,992,782	$8,499,738	$(688,923)	$435,635	5,535,930	$79,495,949
JPMorgan International Opportunities Fund, Class R6 Shares	77,004,787	2,827,750	4,795,441	(22,768)	2,827,750	5,438,133	75,372,523
JPMorgan Intrepid America Fund, Class R6 Shares	58,451,048	6,212,658	10,605,410	2,421,532	788,352	1,552,714	56,736,175
JPMorgan Intrepid International Fund, Class R6 Shares	76,830,223	1,837,219	8,854,415	(1,152,061)	1,837,219	3,904,038	72,888,395
JPMorgan Mid Cap Equity Fund, Class R6 Shares	39,670,903	1,399,776	—	1,255,526	144,251	944,428	41,904,266
JPMorgan Prime Money Market Fund, Institutional Class Shares	220,547,922	193,207,406	413,755,328	—	177,110	—	—
JPMorgan Realty Income Fund, Class R6 Shares	57,625,501	10,914,837	3,833,058	2,957,345	1,124,759	4,437,496	57,376,819
JPMorgan Small Cap Equity Fund, Class R5 Shares	11,343,253	—	9,123,901	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	9,492,128	—	296,825	71,402	245,379	12,828,402
JPMorgan Small Cap Growth Fund, Class R6 Shares	7,864,280	282,844	—	282,844	—	634,571	8,839,577
JPMorgan Small Cap Value Fund, Class R6 Shares	12,424,424	71,569	3,830,120	(170,171)	65,047	340,558	10,768,439
JPMorgan U.S. Equity Fund, Class R6 Shares	34,695,537	6,237,550	6,644,535	3,122,451	244,271	2,474,993	36,184,403
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	363,601,165	148,343,887	—	207,928	215,257,278	215,257,278
JPMorgan Value Advantage Fund, Class R6 Shares	—	53,524,739	11,942,784	984,477	1,057,711	2,209,576	71,170,453
JPMorgan Value Advantage Fund, Class L Shares*	71,221,179	7,081,719	56,737,679	388,725	—	—	—

Total	$2,464,874,378			$12,763,076	$34,448,241		$2,436,530,720

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$18,291,735	$—	$—	$—	$—	1,966,853	$18,075,381
JPMorgan Core Bond Fund, Class R6 Shares	1,798,360,251	27,963,573	209,759,935	8,097,578	22,174,008	134,604,112	1,546,601,245
JPMorgan Core Plus Bond Fund, Class R6 Shares	186,634,046	352,509,778	12,888,490	(92,170)	4,437,101	63,247,056	516,095,980
JPMorgan Corporate Bond Fund, Class R6 Shares	478,710,606	27,243,327	62,210,242	2,143,526	6,678,210	43,437,197	429,593,874
JPMorgan Disciplined Equity Fund, Class R6 Shares	684,390,480	27,563,145	138,980,687	(2,762,757)	6,338,401	26,424,423	624,409,109

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2020 Fund (continued)
JPMorgan Emerging Economies Fund, Class R6 Shares	$114,911,742	$34,020,515	$—	$—	$2,473,593	13,682,655	$152,151,118
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	95,362,678	164,880,940	148,647,368	(7,790,831)	4,735,798	12,688,170	100,744,066
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	148,427,787	38,417,487	10,337,850	(379,556)	1,570,043	8,411,430	177,228,827
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	5,124,085	—	—	—	—	621,101	5,049,554
JPMorgan Floating Rate Income Fund, Class R6 Shares	68,744,619	1,654,598	—	—	1,654,598	7,624,218	72,048,860
JPMorgan Growth Advantage Fund, Class R6 Shares	285,523,346	—	—	—	—	19,034,890	301,131,956
JPMorgan High Yield Fund, Class R6 Shares	391,105,472	111,878,992	—	—	12,892,940	70,069,565	514,310,604
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	129,269,490	15,491,692	—	—	1,417,712	13,988,218	143,798,876
JPMorgan International Equity Fund, Class R6 Shares	296,942,145	13,724,161	10,614,192	(1,425,620)	1,694,034	22,037,884	316,464,014
JPMorgan International Opportunities Fund, Class R6 Shares	296,138,260	10,874,712	—	—	10,874,712	22,245,039	308,316,244
JPMorgan Intrepid America Fund, Class R6 Shares	290,483,647	12,152,453	13,315,956	7,862,090	4,195,551	8,263,435	301,945,907
JPMorgan Intrepid International Fund, Class R6 Shares	295,344,918	34,749,427	42,571,865	(5,127,153)	8,001,820	16,016,270	299,023,752
JPMorgan Mid Cap Equity Fund, Class R6 Shares	142,464,135	20,234,693	—	4,974,025	540,211	3,741,548	166,012,464
JPMorgan Prime Money Market Fund, Institutional Class Shares	123,355,199	208,856,257	332,211,456	—	47,299	—	—
JPMorgan Realty Income Fund, Class R6 Shares	221,721,420	46,992,935	—	12,931,118	4,663,952	18,516,953	239,424,202
JPMorgan Small Cap Equity Fund, Class R5 Shares	36,870,994	—	30,564,178	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	31,761,090	—	964,823	232,089	797,598	41,698,438
JPMorgan Small Cap Growth Fund, Class R6 Shares	36,612,120	1,316,778	—	1,316,778	—	2,954,243	41,152,608
JPMorgan Small Cap Value Fund, Class R6 Shares	45,023,785	366,583	—	33,405	333,178	1,744,377	55,157,192

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2020 Fund (continued)
JPMorgan U.S. Equity Fund, Class R6 Shares	$260,552,463	$11,443,480	$15,439,163	$9,425,055	$1,884,112	18,598,204	$271,905,736
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	284,672,372	230,036,760	—	46,007	54,635,612	54,635,612
JPMorgan Value Advantage Fund, Class R6 Shares	—	230,445,729	25,265,642	1,642,220	4,400,727	9,193,196	296,112,833
JPMorgan Value Advantage Fund, Class L Shares*	287,609,918	10,471,563	239,853,688	(262,444)	—	—	—

Total	$6,737,975,341			$31,550,087	$101,286,096		$6,993,088,452

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,436,724,226	$43,011,923	$127,805,792	$5,657,084	$18,206,844	112,642,222	$1,294,259,134
JPMorgan Core Plus Bond Fund, Class R6 Shares	151,239,793	297,276,961	—	—	3,729,400	53,950,299	440,234,441
JPMorgan Corporate Bond Fund, Class R6 Shares	394,912,327	17,045,493	44,604,453	1,639,007	5,563,433	35,939,126	355,437,954
JPMorgan Disciplined Equity Fund, Class R6 Shares	755,047,673	18,512,771	87,650,212	(3,205,465)	7,492,054	31,476,875	743,798,567
JPMorgan Emerging Economies Fund, Class R6 Shares	140,238,820	40,474,284	9,763,679	(2,122,539)	2,843,191	15,727,083	174,885,167
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	61,743,899	161,191,383	142,415,223	(7,234,089)	3,791,835	8,927,593	70,885,089
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	170,040,142	43,088,652	—	—	1,901,138	10,185,257	214,603,358
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	14,372,246	—	—	—	—	1,742,090	14,163,195
JPMorgan Growth Advantage Fund, Class R6 Shares	337,774,957	—	13,026,041	—	—	21,693,897	343,197,458
JPMorgan High Yield Fund, Class R6 Shares	320,001,647	117,777,866	—	—	10,903,464	60,897,730	446,989,337
JPMorgan International Equity Fund, Class R6 Shares	331,211,961	17,088,423	13,793,317	(2,034,820)	1,934,937	24,560,854	352,693,857
JPMorgan International Opportunities Fund, Class R6 Shares	331,508,317	26,359,705	—	—	12,670,836	25,919,146	359,239,359
JPMorgan Intrepid America Fund, Class R6 Shares	320,266,016	13,996,478	—	9,164,288	4,832,188	9,517,335	347,763,436

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2025 Fund (continued)
JPMorgan Intrepid International Fund, Class R6 Shares	$330,505,214	$31,588,034	$16,330,999	$(2,243,836)	$9,050,076	19,231,153	$359,045,632
JPMorgan Mid Cap Equity Fund, Class R6 Shares	172,120,120	16,549,662	—	5,757,005	640,627	4,330,520	192,145,166
JPMorgan Prime Money Market Fund, Institutional Class Shares	159,911,345	265,219,065	425,130,410	—	65,751	—	—
JPMorgan Realty Income Fund, Class R6 Shares	240,002,768	52,638,106	—	14,069,783	5,077,246	20,147,484	260,506,971
JPMorgan Small Cap Equity Fund, Class R5 Shares	42,287,224	—	39,146,091	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	40,518,826	—	1,106,552	266,183	914,763	47,823,804
JPMorgan Small Cap Growth Fund, Class R6 Shares	46,881,652	1,686,128	—	1,686,128	—	3,782,895	52,695,726
JPMorgan Small Cap Value Fund, Class R6 Shares	42,201,366	343,603	—	31,311	312,292	1,635,026	51,699,537
JPMorgan U.S. Equity Fund, Class R6 Shares	299,226,061	26,744,688	27,711,884	11,002,404	2,117,531	21,578,300	315,474,747
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	301,780,352	221,345,966	—	57,264	80,434,386	80,434,386
JPMorgan Value Advantage Fund, Class R6 Shares	—	313,994,470	40,055,892	1,273,561	5,377,574	10,913,453	351,522,315
JPMorgan Value Advantage Fund, Class L Shares*	312,887,704	24,855,263	297,596,179	—	—	—	—

Total	$6,411,105,478			$34,546,374	$96,833,864		$6,869,498,636

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,086,903,760	$138,916,963	$401,174,548	$9,579,981	$11,273,380	68,966,227	$792,421,947
JPMorgan Core Plus Bond Fund, Class R6 Shares	118,562,379	221,109,714	—	—	2,874,708	40,900,299	333,746,441
JPMorgan Corporate Bond Fund, Class R6 Shares	353,063,271	26,453,795	35,429,245	1,442,065	5,005,408	33,690,893	333,202,929
JPMorgan Disciplined Equity Fund, Class R6 Shares	1,043,793,196	21,120,886	215,770,322	(10,247,025)	9,087,163	39,084,006	923,555,071
JPMorgan Emerging Economies Fund, Class R6 Shares	145,204,162	73,023,481	—	—	3,591,235	19,864,879	220,897,456
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3,290,826	312,781,706	297,246,038	(15,045,351)	3,771,240	463,275	3,678,407

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2030 Fund (continued)
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$197,870,826	$80,444,376	$10,794,722	$(226,324)	$2,359,006	12,638,265	$266,288,236
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	16,031,858	—	12,064,032	(2,451,674)	—	448,332	3,644,940
JPMorgan Growth Advantage Fund, Class R6 Shares	427,112,631	11,007,372	26,218,014	312,444	—	27,526,453	435,468,487
JPMorgan High Yield Fund, Class R6 Shares	387,994,403	242,327,366	—	—	14,567,716	87,366,557	641,270,530
JPMorgan International Equity Fund, Class R6 Shares	423,781,491	27,604,095	26,023,315	(2,985,092)	2,446,872	31,270,121	449,038,938
JPMorgan International Opportunities Fund, Class R6 Shares	424,002,032	30,719,951	—	—	16,078,298	32,889,365	455,846,593
JPMorgan Intrepid America Fund, Class R6 Shares	394,590,543	37,757,418	24,113,814	10,488,587	5,916,923	11,653,798	425,829,773
JPMorgan Intrepid International Fund, Class R6 Shares	422,955,786	49,126,763	33,997,254	(3,955,400)	11,478,944	24,392,431	455,406,681
JPMorgan Mid Cap Equity Fund, Class R6 Shares	233,691,181	23,444,233	—	7,845,212	871,166	5,901,304	261,840,877
JPMorgan Prime Money Market Fund, Institutional Class Shares	118,545,163	192,949,046	311,494,209	—	42,890	—	—
JPMorgan Realty Income Fund, Class R6 Shares	299,916,427	61,100,952	—	17,352,330	6,253,095	24,847,989	321,284,501
JPMorgan Small Cap Equity Fund, Class R5 Shares	52,535,324	—	46,617,832	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	48,323,242	—	1,374,719	330,691	1,136,451	59,413,666
JPMorgan Small Cap Growth Fund, Class R6 Shares	54,540,497	1,961,583	—	1,961,583	—	4,400,890	61,304,391
JPMorgan Small Cap Value Fund, Class R6 Shares	56,290,799	458,319	—	41,765	416,554	2,180,900	68,960,048
JPMorgan U.S. Equity Fund, Class R6 Shares	382,812,700	17,052,899	16,592,496	14,827,224	2,790,754	27,747,683	405,671,124
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	285,360,615	210,840,168	—	57,662	74,520,447	74,520,447
JPMorgan Value Advantage Fund, Class R6 Shares	—	373,672,750	37,818,463	942,759	6,867,202	13,996,032	450,812,184
JPMorgan Value Advantage Fund, Class L Shares*	409,590,569	11,018,142	353,267,610	—	—	—	—

Total	$7,053,079,824			$31,257,803	$106,080,907		$7,444,103,667

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$496,311,604	$62,474,239	$224,303,671	$5,510,475	$4,878,157	27,966,783	$321,338,338
JPMorgan Core Plus Bond Fund, Class R6 Shares	58,803,775	113,845,571	—	—	1,376,201	20,842,079	170,071,364
JPMorgan Corporate Bond Fund, Class R6 Shares	188,934,484	16,894,679	11,872,516	695,206	2,737,964	18,993,250	187,843,240
JPMorgan Disciplined Equity Fund, Class R6 Shares	781,798,475	7,021,676	131,143,632	(8,284,587)	7,021,676	30,256,601	714,963,492
JPMorgan Emerging Economies Fund, Class R6 Shares	118,180,485	53,719,420	—	—	2,834,433	15,678,639	174,346,468
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,204,180	212,556,441	201,843,878	(10,248,994)	2,505,552	327,365	2,599,274
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	160,316,737	56,339,644	8,066,936	(508,845)	1,844,495	9,881,798	208,209,489
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	8,776,262	—	5,960,529	(1,211,309)	—	325,186	2,643,763
JPMorgan Growth Advantage Fund, Class R6 Shares	320,934,603	15,221,338	10,105,436	12,792	—	21,730,303	343,773,391
JPMorgan High Yield Fund, Class R6 Shares	259,156,087	180,436,653	—	—	9,972,725	60,895,151	446,970,406
JPMorgan International Equity Fund, Class R6 Shares	325,374,083	35,462,150	26,165,428	(3,685,001)	1,915,808	24,537,179	352,353,887
JPMorgan International Opportunities Fund, Class R6 Shares	325,500,865	32,075,233	—	—	12,655,452	25,887,676	358,803,191
JPMorgan Intrepid America Fund, Class R6 Shares	308,724,750	31,584,353	11,352,393	8,517,611	4,759,480	9,374,134	342,530,842
JPMorgan Intrepid International Fund, Class R6 Shares	324,597,075	38,414,568	18,047,740	(2,382,579)	9,025,970	19,179,930	358,089,297
JPMorgan Mid Cap Equity Fund, Class R6 Shares	174,022,699	14,221,691	—	5,744,694	660,024	4,321,258	191,734,219
JPMorgan Prime Money Market Fund, Institutional Class Shares	95,715,771	189,029,003	284,744,774	—	34,063	—	—
JPMorgan Realty Income Fund, Class R6 Shares	234,143,366	61,979,365	—	13,835,031	5,095,558	20,441,132	264,303,838
JPMorgan Small Cap Equity Fund, Class R5 Shares	44,681,338	—	42,692,764	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	44,143,217	—	1,169,200	281,253	966,553	50,531,374
JPMorgan Small Cap Growth Fund, Class R6 Shares	42,136,905	1,515,480	—	1,515,480	—	3,400,040	47,362,556
JPMorgan Small Cap Value Fund, Class R6 Shares	42,541,003	346,368	—	31,563	314,805	1,648,185	52,115,615
JPMorgan U.S. Equity Fund, Class R6 Shares	303,592,427	24,313,306	14,910,353	11,460,625	2,247,077	22,639,774	330,993,493
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	228,159,208	173,561,192	—	41,551	54,598,016	54,598,016
JPMorgan Value Advantage Fund, Class R6 Shares	—	311,280,471	22,252,470	1,050,532	5,339,708	11,154,745	359,294,344

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2035 Fund (continued)
JPMorgan Value Advantage Fund, Class L Shares*	$314,228,633	$16,155,078	$297,301,111	$—	$—	—	$—

Total	$4,930,675,607			$23,221,894	$75,541,952		$5,335,469,897

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$264,156,876	$2,974,690	$122,784,834	$3,097,934	$2,459,611	11,975,293	$137,596,118
JPMorgan Core Plus Bond Fund, Class R6 Shares	36,315,884	39,117,848	—	—	720,176	9,071,117	74,020,312
JPMorgan Corporate Bond Fund, Class R6 Shares	135,479,473	10,741,382	13,432,926	255,984	1,993,379	12,970,976	128,282,951
JPMorgan Disciplined Equity Fund, Class R6 Shares	841,879,118	153,140,690	272,261,813	(13,532,099)	7,390,677	32,968,694	779,050,231
JPMorgan Emerging Economies Fund, Class R6 Shares	139,366,954	54,695,394	8,009,058	(774,999)	3,085,114	17,065,278	189,765,894
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,313,166	202,121,483	192,044,362	(9,777,068)	2,323,620	320,012	2,540,894
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	186,306,754	65,574,513	9,886,366	(1,002,767)	2,141,505	11,473,013	241,736,374
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	9,415,930	—	6,637,047	(1,421,130)	—	318,890	2,592,578
JPMorgan Growth Advantage Fund, Class R6 Shares	366,650,798	8,805,353	8,101,263	(122,361)	—	24,490,149	387,434,153
JPMorgan High Yield Fund, Class R6 Shares	253,771,765	181,135,374	—	—	9,819,482	60,235,654	442,129,700
JPMorgan International Equity Fund, Class R6 Shares	363,429,390	25,123,797	17,364,745	(2,347,181)	2,079,638	27,259,050	391,439,953
JPMorgan International Opportunities Fund, Class R6 Shares	363,793,225	32,742,277	—	—	14,021,987	28,683,027	397,546,748
JPMorgan Intrepid America Fund, Class R6 Shares	365,298,403	15,964,512	—	10,452,874	5,511,638	10,855,561	396,662,216
JPMorgan Intrepid International Fund, Class R6 Shares	362,931,296	38,033,417	18,267,079	(2,544,688)	10,014,728	21,281,013	397,316,509
JPMorgan Mid Cap Equity Fund, Class R6 Shares	180,022,610	25,514,089	—	6,273,384	698,285	4,718,948	209,379,729
JPMorgan Prime Money Market Fund, Institutional Class Shares	86,742,815	183,102,135	269,844,950	—	29,972	—	—
JPMorgan Realty Income Fund, Class R6 Shares	265,895,616	68,715,994	8,255,019	14,524,170	5,612,010	22,508,593	291,036,111
JPMorgan Small Cap Equity Fund, Class R5 Shares	49,945,687	—	44,956,938	—	—	—	—

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2040 Fund (continued)
JPMorgan Small Cap Equity Fund, Class R6 Shares	$—	$46,578,283	$—	$1,306,955	$314,390	1,080,432	$56,484,973
JPMorgan Small Cap Growth Fund, Class R6 Shares	54,264,773	11,656,048	7,828,751	883,932	—	4,474,791	62,333,846
JPMorgan Small Cap Value Fund, Class R6 Shares	50,407,285	410,415	—	37,400	373,016	1,952,952	61,752,345
JPMorgan U.S. Equity Fund, Class R6 Shares	342,134,566	15,824,501	—	13,275,396	2,549,106	25,827,913	377,604,085
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	205,373,751	195,985,630	—	36,275	9,388,121	9,388,121
JPMorgan Value Advantage Fund, Class R6 Shares	—	313,652,764	16,290,352	776,829	5,809,585	12,136,326	390,911,053
JPMorgan Value Advantage Fund, Class L Shares*	344,596,468	23,438,039	315,648,205	(214,168)	—	—	—

Total	$5,065,118,852			$19,148,397	$76,984,194		$5,427,004,894

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$157,826,187	$1,828,089	$81,604,466	$1,353,254	$1,487,584	6,409,889	$73,649,623
JPMorgan Core Plus Bond Fund, Class R6 Shares	22,042,109	24,251,940	—	—	438,370	5,567,601	45,431,624
JPMorgan Corporate Bond Fund, Class R6 Shares	82,394,239	4,931,807	3,265,435	275,672	1,207,081	8,223,507	81,330,480
JPMorgan Disciplined Equity Fund, Class R6 Shares	514,806,990	92,499,914	159,589,794	(10,127,334)	4,682,296	20,450,004	483,233,592
JPMorgan Emerging Economies Fund, Class R6 Shares	86,212,588	33,202,725	—	—	1,974,906	10,924,171	121,476,781
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,351,532	126,806,197	120,451,009	(6,128,854)	1,458,375	193,418	1,535,735
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	111,158,468	46,174,624	4,759,930	(407,409)	1,351,027	7,238,063	152,505,980
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	4,563,017	—	—	—	—	553,093	4,496,646
JPMorgan Growth Advantage Fund, Class R6 Shares	220,592,975	10,163,234	—	—	—	15,351,037	242,853,413
JPMorgan High Yield Fund, Class R6 Shares	154,411,694	118,130,587	—	—	6,073,203	37,730,073	276,938,736
JPMorgan International Equity Fund, Class R6 Shares	221,686,654	17,444,666	5,175,618	(810,943)	1,315,364	17,141,373	246,150,116
JPMorgan International Opportunities Fund, Class R6 Shares	221,849,890	31,396,114	5,711,916	(695,187)	8,757,255	17,913,623	248,282,809

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2045 Fund (continued)
JPMorgan Intrepid America Fund, Class R6 Shares	$220,532,473	$14,839,054	$—	$6,450,296	$3,401,141	6,698,789	$244,773,733
JPMorgan Intrepid International Fund, Class R6 Shares	220,234,080	28,503,875	9,722,359	(1,386,799)	6,253,964	13,289,495	248,114,870
JPMorgan Mid Cap Equity Fund, Class R6 Shares	111,153,650	9,017,373	—	3,667,362	421,354	2,758,654	122,401,456
JPMorgan Prime Money Market Fund, Institutional Class Shares	54,809,787	115,397,239	170,207,026	—	19,487	—	—
JPMorgan Realty Income Fund, Class R6 Shares	161,952,361	41,190,684	—	9,775,708	3,517,806	13,998,505	181,000,671
JPMorgan Small Cap Equity Fund, Class R5 Shares	29,732,928	—	28,193,130	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	35,361,339	—	920,202	221,356	760,712	39,770,005
JPMorgan Small Cap Growth Fund, Class R6 Shares	30,928,425	1,112,360	—	1,112,360	—	2,495,624	34,764,044
JPMorgan Small Cap Value Fund, Class R6 Shares	28,640,434	233,190	—	21,250	211,940	1,109,629	35,086,475
JPMorgan U.S. Equity Fund, Class R6 Shares	211,701,904	15,002,255	—	8,401,421	1,613,218	16,345,364	238,969,222
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	164,875,281	117,901,925	—	26,580	46,973,356	46,973,356
JPMorgan Value Advantage Fund, Class R6 Shares	—	214,345,660	13,491,340	606,818	3,620,650	7,563,601	243,623,584
JPMorgan Value Advantage Fund, Class L Shares*	214,968,864	19,426,235	217,362,369	(139,991)	—	—	—

Total	$3,083,551,249			$12,887,826	$48,052,957		$3,413,362,951

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$129,992,230	$1,624,580	$47,327,182	$1,172,664	$1,323,491	7,000,117	$80,431,343
JPMorgan Core Plus Bond Fund, Class R6 Shares	18,031,809	12,194,290	—	—	339,169	3,617,643	29,519,967
JPMorgan Corporate Bond Fund, Class R6 Shares	67,841,456	1,200,568	2,530,349	214,879	987,973	6,496,672	64,252,084
JPMorgan Disciplined Equity Fund, Class R6 Shares	420,660,661	78,346,870	140,373,055	(7,640,584)	3,760,906	16,384,658	387,169,465
JPMorgan Emerging Economies Fund, Class R6 Shares	66,345,335	31,138,098	—	—	1,606,714	8,887,524	98,829,266
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,083,984	103,212,896	97,918,104	(4,987,230)	1,192,546	171,041	1,358,070
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	92,243,361	28,993,648	—	—	1,075,551	5,762,217	121,409,902

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2050 Fund (continued)
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	$3,619,287	$—	$—	$—	$—	438,701	$3,566,643
JPMorgan Growth Advantage Fund, Class R6 Shares	186,344,813	4,110,135	3,919,213	(4,967)	—	12,429,910	196,641,170
JPMorgan High Yield Fund, Class R6 Shares	126,549,368	96,780,465	—	—	4,960,894	30,919,245	226,947,260
JPMorgan International Equity Fund, Class R6 Shares	181,689,864	16,166,443	4,060,265	(514,685)	1,071,170	14,201,721	203,936,713
JPMorgan International Opportunities Fund, Class R6 Shares	181,884,964	20,705,945	—	—	7,163,994	14,654,487	203,111,183
JPMorgan Intrepid America Fund, Class R6 Shares	180,217,907	13,558,649	—	5,308,436	2,799,056	5,512,939	201,442,773
JPMorgan Intrepid International Fund, Class R6 Shares	181,436,052	30,369,387	16,286,814	(2,324,455)	5,112,264	10,863,416	202,819,980
JPMorgan Mid Cap Equity Fund, Class R6 Shares	90,072,794	16,583,982	3,919,213	2,879,853	351,919	2,360,057	104,715,728
JPMorgan Prime Money Market Fund, Institutional Class Shares	53,378,055	106,564,827	159,942,882	—	16,351	—	—
JPMorgan Realty Income Fund, Class R6 Shares	132,915,426	35,818,519	—	8,123,610	2,907,417	11,632,752	150,411,489
JPMorgan Small Cap Equity Fund, Class R5 Shares	23,767,520	—	22,961,613	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	29,655,737	—	757,675	182,260	626,354	32,745,781
JPMorgan Small Cap Growth Fund, Class R6 Shares	23,963,354	861,857	—	861,857	—	1,933,610	26,935,193
JPMorgan Small Cap Value Fund, Class R6 Shares	24,425,385	198,871	—	18,122	180,749	946,324	29,922,753
JPMorgan U.S. Equity Fund, Class R6 Shares	174,552,816	8,073,464	—	6,772,942	1,300,522	13,177,081	192,648,926
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	145,348,151	102,887,306	—	24,233	42,460,845	42,460,845
JPMorgan Value Advantage Fund, Class R6 Shares	—	177,192,187	11,028,395	513,662	2,998,540	6,264,003	201,763,525
JPMorgan Value Advantage Fund, Class L Shares*	172,216,294	16,678,958	174,020,605	(82,450)	—	—	—

Total	$2,533,232,735			$11,069,329	$39,355,719		$2,803,040,059

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$32,305,587	$424,284	$10,386,907	$285,182	$344,334	1,858,794	$21,357,539
JPMorgan Core Plus Bond Fund, Class R6 Shares	4,494,475	5,048,036	—	—	90,240	1,147,731	9,365,487

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2055 Fund (continued)
JPMorgan Corporate Bond Fund, Class R6 Shares	$17,096,019	$5,378,440	$2,181,401	$77,247	$259,910	1,988,142	$19,662,720
JPMorgan Disciplined Equity Fund, Class R6 Shares	107,941,451	29,164,745	31,330,122	(2,357,570)	1,068,835	4,799,712	113,417,191
JPMorgan Emerging Economies Fund, Class R6 Shares	17,277,250	9,673,994	—	—	443,346	2,452,362	27,270,262
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	213,097	28,683,024	27,107,566	(1,378,758)	328,389	50,376	399,987
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	23,183,226	11,690,505	1,109,829	(36,056)	297,737	1,595,113	33,609,030
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	725,852	—	—	—	—	87,982	715,294
JPMorgan Growth Advantage Fund, Class R6 Shares	47,194,201	6,814,323	892,071	(55,579)	—	3,520,361	55,692,103
JPMorgan High Yield Fund, Class R6 Shares	32,123,016	31,131,391	—	—	1,354,723	8,745,050	64,188,669
JPMorgan International Equity Fund, Class R6 Shares	46,413,762	8,040,213	—	—	296,019	3,972,441	57,044,250
JPMorgan International Opportunities Fund, Class R6 Shares	46,458,416	13,989,841	1,468,677	(174,759)	2,078,695	4,252,126	58,934,473
JPMorgan Intrepid America Fund, Class R6 Shares	45,886,410	8,024,789	—	1,473,677	777,047	1,530,450	55,922,629
JPMorgan Intrepid International Fund, Class R6 Shares	46,326,888	11,755,006	1,395,245	(142,058)	1,437,988	3,138,097	58,588,274
JPMorgan Mid Cap Equity Fund, Class R6 Shares	22,915,890	7,579,513	—	928,244	100,236	698,241	30,980,964
JPMorgan Prime Money Market Fund, Institutional Class Shares	14,011,499	44,596,860	58,608,359	—	7,029	—	—
JPMorgan Realty Income Fund, Class R6 Shares	33,938,790	14,491,612	—	2,338,321	829,463	3,348,402	43,294,843
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,993,893	1,010,723	7,013,594	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	8,420,291	—	209,808	50,470	173,444	9,067,639
JPMorgan Small Cap Growth Fund, Class R6 Shares	6,156,206	1,376,206	—	258,458	—	579,860	8,077,450
JPMorgan Small Cap Value Fund, Class R6 Shares	6,714,497	54,669	—	4,982	49,688	260,143	8,225,715
JPMorgan U.S. Equity Fund, Class R6 Shares	44,072,162	9,595,322	—	1,929,022	365,745	3,851,205	56,304,621
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	72,046,260	58,599,889	—	7,262	13,446,371	13,446,371
JPMorgan Value Advantage Fund, Class R6 Shares	—	53,088,627	2,135,688	49,722	851,735	1,779,289	57,310,915
JPMorgan Value Advantage Fund, Class L Shares*	44,395,808	8,504,155	52,205,153	(55,034)	—	—	—

Total	$645,838,395			$3,354,849	$11,038,891		$802,876,426

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

		For the period ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement 2060 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$21,585	$18,336	$(74)	$9	274	$3,147
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	45,829	18,346	(147)	136	3,344	27,284
JPMorgan Corporate Bond Fund, Class R6 Shares	—	37,747	21,697	(215)	118	1,593	15,757
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	289,078	26,054	(126)	2,095	11,319	267,458
JPMorgan Emerging Economies Fund, Class R6 Shares	—	75,244	1,557	20	1,009	6,428	71,477
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	35,113	32,369	(1,772)	343	117	927
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	91,860	3,093	(4)	701	4,086	86,100
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	—	1,000	—	—	—	121	986
JPMorgan Growth Advantage Fund, Class R6 Shares	—	117,752	—	—	—	7,407	117,184
JPMorgan High Yield Fund, Class R6 Shares	—	130,771	1,536	(15)	1,605	17,585	129,071
JPMorgan International Equity Fund, Class R6 Shares	—	115,244	3,739	(11)	455	7,672	110,171
JPMorgan International Opportunities Fund, Class R6 Shares	—	115,163	4,050	(18)	3,384	7,773	107,729
JPMorgan Intrepid America Fund, Class R6 Shares	—	122,330	3,084	2,757	1,438	3,244	118,542
JPMorgan Intrepid International Fund, Class R6 Shares	—	115,941	6,577	78	2,422	5,782	107,946
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	65,230	—	1,570	155	1,439	63,844
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	43,093	43,093	—	1	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	96,111	—	4,166	1,471	6,801	87,941
JPMorgan Small Cap Equity Fund, Class R5 Shares	—	13,750	13,750	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	35,998	—	710	171	691	36,102
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	38,513	—	971	—	2,694	37,523
JPMorgan Small Cap Value Fund, Class R6 Shares	—	33,350	—	18	139	1,121	35,457
JPMorgan U.S. Equity Fund, Class R6 Shares	—	116,347	—	3,451	602	7,899	115,491
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	607,631	595,402	—	15	12,229	12,229
JPMorgan Value Advantage Fund, Class R6 Shares	—	117,723	4,020	219	1,566	3,655	117,728
JPMorgan Value Advantage Fund, Class L Shares*	—	75,050	75,027	(22)	—	—	—

Total	$—			$11,556	$17,835		$1,670,094

*	Institutional Class Shares of the Underlying Funds were renamed Class L Shares.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows:

	Class A	Class C	Class R2	Class R3	Class R4	Class R6	Institutional Class	Select Class	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$54,373	$1,214	$4,254	$2	$2	$2,064	$8,830	$4,379	$75,118
Sub-transfer agency fees	207,703	7,855	61,340	—	—	—	266,042	103,558	646,498
JPMorgan SmartRetirement 2015 Fund
Transfer agency fees	41,091	1,638	4,432	N/A	N/A	1,385	9,832	3,841	62,219
Sub-transfer agency fees	167,176	7,536	52,858	N/A	N/A	—	262,330	87,636	577,536
JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	63,190	3,479	7,429	2	2	2,026	18,394	6,947	101,469
Sub-transfer agency fees	400,302	17,347	130,456	—	—	—	626,234	230,782	1,405,121

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	Class A	Class C	Class R2	Class R3	Class R4	Class R6	Institutional Class	Select Class	Total
JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	$68,342	$4,201	$7,081	$2	$2	$2,046	$17,304	$6,066	$105,044
Sub-transfer agency fees	391,266	15,578	122,788	—	—	—	629,856	216,504	1,375,992
JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	77,675	4,989	8,059	2	2	2,009	19,248	7,350	119,334
Sub-transfer agency fees	535,404	18,891	180,656	—	—	—	780,806	298,580	1,814,337
JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	68,442	3,449	6,792	2	2	1,875	14,857	5,513	100,932
Sub-transfer agency fees	429,926	10,021	145,348	—	—	—	673,875	232,068	1,491,238
JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	69,252	4,515	7,872	2	2	1,829	15,590	6,719	105,781
Sub-transfer agency fees	578,713	18,833	193,301	—	—	—	809,730	325,198	1,925,775
JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	53,696	3,495	6,366	2	2	1,638	11,862	4,696	81,757
Sub-transfer agency fees	472,838	12,207	154,678	—	—	—	635,656	258,631	1,534,010
JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	40,338	3,987	7,260	2	2	1,537	10,852	5,495	69,473
Sub-transfer agency fees	566,219	16,101	173,202	—	—	—	608,082	377,427	1,741,031
JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	18,459	2,106	3,636	2	2	1,079	5,615	3,101	34,000
Sub-transfer agency fees	170,486	4,537	73,320	—	—	—	178,260	87,506	514,109
JPMorgan SmartRetirement 2060 Fund
Transfer agency fees	127	90	90	2	2	92	143	96	642

The Funds invest in Underlying Funds and certain Funds invest in ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class R4, Class R6, Institutional Class and Select Class do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
JPMorgan SmartRetirement Income Fund	0.25%	0.75%	0.50%	0.25%
JPMorgan SmartRetirement 2015 Fund	0.25	0.75	0.50	n/a
JPMorgan SmartRetirement 2020 Fund	0.25	0.75	0.50	0.25
JPMorgan SmartRetirement 2025 Fund	0.25	0.75	0.50	0.25
JPMorgan SmartRetirement 2030 Fund	0.25	0.75	0.50	0.25
JPMorgan SmartRetirement 2035 Fund	0.25	0.75	0.50	0.25
JPMorgan SmartRetirement 2040 Fund	0.25	0.75	0.50	0.25
JPMorgan SmartRetirement 2045 Fund	0.25	0.75	0.50	0.25
JPMorgan SmartRetirement 2050 Fund	0.25	0.75	0.50	0.25
JPMorgan SmartRetirement 2055 Fund	0.25	0.75	0.50	0.25
JPMorgan SmartRetirement 2060 Fund	0.25	0.75	0.50	0.25

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$3,076	$19
JPMorgan SmartRetirement 2015 Fund	2,051	74
JPMorgan SmartRetirement 2020 Fund	16,336	129
JPMorgan SmartRetirement 2025 Fund	14,157	26
JPMorgan SmartRetirement 2030 Fund	17,039	615
JPMorgan SmartRetirement 2035 Fund	11,813	336
JPMorgan SmartRetirement 2040 Fund	12,746	150
JPMorgan SmartRetirement 2045 Fund	10,277	93
JPMorgan SmartRetirement 2050 Fund	8,202	165
JPMorgan SmartRetirement 2055 Fund	2,892	10

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3	Class R4	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2**	Class R3	Class R4	Class R6	Institutional Class*	Select Class
JPMorgan SmartRetirement Income Fund	0.29%	0.94%	0.75%	0.50%	0.25%	0.00%	0.10%	0.19%
JPMorgan SmartRetirement 2015 Fund	0.31	0.96	0.75	n/a	n/a	0.00	0.10	0.21
JPMorgan SmartRetirement 2020 Fund	0.31	0.96	0.75	0.50	0.25	0.00	0.10	0.21
JPMorgan SmartRetirement 2025 Fund	0.32	0.97	0.75	0.50	0.25	0.00	0.10	0.22
JPMorgan SmartRetirement 2030 Fund	0.32	0.97	0.75	0.50	0.25	0.00	0.10	0.22
JPMorgan SmartRetirement 2035 Fund	0.32	0.97	0.75	0.50	0.25	0.00	0.10	0.22
JPMorgan SmartRetirement 2040 Fund	0.32	0.97	0.75	0.50	0.25	0.00	0.10	0.22
JPMorgan SmartRetirement 2045 Fund	0.32	0.97	0.75	0.50	0.25	0.00	0.10	0.22
JPMorgan SmartRetirement 2050 Fund	0.32	0.97	0.75	0.50	0.25	0.00	0.10	0.22
JPMorgan SmartRetirement 2055 Fund	0.32	0.97	0.75	0.50	0.25	0.00	0.10	0.22
JPMorgan SmartRetirement 2060 Fund	0.32	0.97	0.75	0.50	0.25	0.00	0.10	0.22

*	Prior to November 1, 2016, the contractual expense limitations for Institutional Class Share of SmartRetirement Income Fund, SmartRetirement 2015 Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 Fund, was 0.06%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, respectively.
**	The contractual expense percentage in the table above is in place until at least October 31, 2018. For the Funds’ Class R2 Shares the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets during the period July 1, 2016 through October 31, 2016 as shown in the table below. During the period November 1, 2016 through December 31, 2016 the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses exceeded the percentages shown in the table below. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

JPMorgan SmartRetirement Income Fund	0.54%
JPMorgan SmartRetirement 2015 Fund	0.56
JPMorgan SmartRetirement 2020 Fund	0.56
JPMorgan SmartRetirement 2025 Fund	0.57
JPMorgan SmartRetirement 2030 Fund	0.57
JPMorgan SmartRetirement 2035 Fund	0.57
JPMorgan SmartRetirement 2040 Fund	0.57
JPMorgan SmartRetirement 2045 Fund	0.57
JPMorgan SmartRetirement 2050 Fund	0.57
JPMorgan SmartRetirement 2055 Fund	0.57
JPMorgan SmartRetirement 2060 Fund	0.57

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016 and are in place until at least October 31, 2017.

The Underlying Funds may impose separate shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares. Effective November 1, 2015 the Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Funds’ investment in such money market funds.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$1,514,218	$211,964
JPMorgan SmartRetirement 2015 Fund	1,520,459	39,960
JPMorgan SmartRetirement 2020 Fund	3,717,639	73,293

126	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement 2025 Fund	$3,547,510	$55,947
JPMorgan SmartRetirement 2030 Fund	4,188,166	85,098
JPMorgan SmartRetirement 2035 Fund	3,126,547	129,874
JPMorgan SmartRetirement 2040 Fund	3,367,704	332,983
JPMorgan SmartRetirement 2045 Fund	2,263,720	376,944
JPMorgan SmartRetirement 2050 Fund	2,059,910	603,565
JPMorgan SmartRetirement 2055 Fund	546,408	247,860
JPMorgan SmartRetirement 2060 Fund	265	7,286

Voluntary Waivers
Shareholder Servicing
JPMorgan SmartRetirement Income Fund	$40,434
JPMorgan SmartRetirement 2015 Fund	41,772
JPMorgan SmartRetirement 2020 Fund	125,573
JPMorgan SmartRetirement 2025 Fund	111,155
JPMorgan SmartRetirement 2030 Fund	140,737
JPMorgan SmartRetirement 2035 Fund	96,692
JPMorgan SmartRetirement 2040 Fund	99,280
JPMorgan SmartRetirement 2045 Fund	61,916
JPMorgan SmartRetirement 2050 Fund	52,567
JPMorgan SmartRetirement 2055 Fund	18,606

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$208,421,991	$225,672,656	$1,138,489
JPMorgan SmartRetirement 2015 Fund	284,104,242	317,566,682	1,862,800
JPMorgan SmartRetirement 2020 Fund	969,548,474	703,840,076	—
JPMorgan SmartRetirement 2025 Fund	968,000,447	523,157,492	—
JPMorgan SmartRetirement 2030 Fund	1,409,540,562	1,137,242,264	1,467,630
JPMorgan SmartRetirement 2035 Fund	990,007,065	686,024,981	—
JPMorgan SmartRetirement 2040 Fund	983,160,744	708,968,641	—
JPMorgan SmartRetirement 2045 Fund	646,943,782	410,409,225	—
JPMorgan SmartRetirement 2050 Fund	530,543,598	331,422,856	—
JPMorgan SmartRetirement 2055 Fund	216,997,416	80,283,957	—
JPMorgan SmartRetirement 2060 Fund	1,819,406	145,914	—

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$1,979,302,325	$159,943,953	$8,469,109	$151,474,844
JPMorgan SmartRetirement 2015 Fund	2,330,110,904	189,810,220	7,882,982	181,927,238
JPMorgan SmartRetirement 2020 Fund	6,619,691,982	509,823,076	40,677,721	469,145,355
JPMorgan SmartRetirement 2025 Fund	6,556,215,057	387,279,660	44,976,273	342,303,387
JPMorgan SmartRetirement 2030 Fund	6,906,253,625	613,523,670	17,205,963	596,317,707
JPMorgan SmartRetirement 2035 Fund	5,074,569,202	322,683,957	19,275,417	303,408,540
JPMorgan SmartRetirement 2040 Fund	5,008,526,019	471,101,394	6,207,728	464,893,666
JPMorgan SmartRetirement 2045 Fund	3,277,449,321	182,800,295	17,935,365	164,864,930
JPMorgan SmartRetirement 2050 Fund	2,679,276,745	157,856,935	10,018,877	147,838,058
JPMorgan SmartRetirement 2055 Fund	792,841,473	22,780,537	6,144,832	16,635,705
JPMorgan SmartRetirement 2060 Fund	1,683,726	10,579	24,211	(13,632)

At June 30, 2016, the following Funds had net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement Income Fund	$5,334,847	$2,286,722
JPMorgan SmartRetirement 2015 Fund	7,227,322	7,362,878

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

128	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the Funds each had omnibus accounts which represented the following percentage of each Fund’s net assets:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund	Number of Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	1	24.4%	—	—%
JPMorgan SmartRetirement 2015 Fund	1	28.6	—	—
JPMorgan SmartRetirement 2020 Fund	1	30.1	—	—
JPMorgan SmartRetirement 2025 Fund	1	30.2	—	—
JPMorgan SmartRetirement 2030 Fund	1	28.5	—	—
JPMorgan SmartRetirement 2035 Fund	1	30.7	—	—
JPMorgan SmartRetirement 2040 Fund	1	29.6	—	—
JPMorgan SmartRetirement 2045 Fund	1	33.4	—	—
JPMorgan SmartRetirement 2050 Fund	1	30.2	—	—
JPMorgan SmartRetirement 2055 Fund	1	33.5	—	—
JPMorgan SmartRetirement 2060 Fund	1	15.7	1	47.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2016, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Commodities Strategy Fund	62.4%
JPMorgan Core Bond Fund	19.5
JPMorgan Core Plus Bond Fund	23.4
JPMorgan Corporate Bond Fund	82.1
JPMorgan Disciplined Equity Fund	67.0
JPMorgan Emerging Economies Fund	71.5
JPMorgan Emerging Markets Strategic Debt Fund	80.4
JPMorgan Emerging Mkts Debt Fund	27.2
JPMorgan Emerging Mkts Equity Fund	49.7
JPMorgan Floating Rate Income Fund	10.4
JPMorgan Growth Advantage Fund	39.9
JPMorgan High Yield Fund	26.4
JPMorgan Inflation Managed Bond Fund	27.2
JPMorgan International Equity Fund	72.5
JPMorgan International Opportunities Fund	89.9
JPMorgan Intrepid America Fund	62.8
JPMorgan Intrepid International Fund	89.9
JPMorgan Mid Cap Equity Fund	52.0
JPMorgan Realty Income Fund	77.5
JPMorgan Small Cap Growth Fund	32.7
JPMorgan Small Cap Value Fund	18.2
JPMorgan U.S. Equity Fund	18.2
JPMorgan Value Advantage Fund	23.3

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

130	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual*	$1,000.00	$1,016.50	$1.47	0.29%
Hypothetical*	1,000.00	1,023.74	1.48	0.29
Class C
Actual*	1,000.00	1,013.10	4.77	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R2
Actual*	1,000.00	1,015.80	2.74	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R3
Actual**	1,000.00	1,001.30	1.64	0.50
Hypothetical*	1,000.00	1,022.48	2.75	0.50
Class R4
Actual**	1,000.00	1,002.00	0.85	0.25
Hypothetical*	1,000.00	1,023.79	1.43	0.25
Class R6
Actual*	1,000.00	1,017.90	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,017.50	0.36	0.07
Hypothetical*	1,000.00	1,024.85	0.36	0.07
Select Class
Actual*	1,000.00	1,016.90	0.97	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
JPMorgan SmartRetirement 2015 Fund
Class A
Actual*	1,000.00	1,016.30	1.58	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement 2015 Fund (continued)
Class C
Actual*	$1,000.00	$1,013.10	$4.87	0.96%
Hypothetical*	1,000.00	1,020.37	4.89	0.96
Class R2
Actual*	1,000.00	1,015.10	2.84	0.56
Hypothetical*	1,000.00	1,022.38	2.85	0.56
Class R6
Actual*	1,000.00	1,017.80	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,017.40	0.46	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,016.70	1.07	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21

JPMorgan SmartRetirement 2020 Fund
Class A
Actual*	1,000.00	1,025.40	1.58	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31
Class C
Actual*	1,000.00	1,022.70	4.89	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96
Class R2
Actual*	1,000.00	1,024.20	2.86	0.56
Hypothetical*	1,000.00	1,022.38	2.85	0.56
Class R3
Actual**	1,000.00	1,006.30	1.65	0.50
Hypothetical*	1,000.00	1,022.48	2.75	0.50
Class R4
Actual**	1,000.00	1,007.10	0.85	0.25
Hypothetical*	1,000.00	1,023.79	1.43	0.25
Class R6
Actual*	1,000.00	1,027.50	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,027.00	0.46	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,026.40	1.07	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21

JPMorgan SmartRetirement 2025 Fund
Class A
Actual*	1,000.00	1,033.00	1.64	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual*	1,000.00	1,030.20	4.96	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R2
Actual*	1,000.00	1,031.80	2.92	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R3
Actual**	1,000.00	1,010.70	1.65	0.50
Hypothetical*	1,000.00	1,022.48	2.75	0.50

132	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement 2025 Fund (continued)
Class R4
Actual**	$1,000.00	$1,011.50	$0.86	0.25%
Hypothetical*	1,000.00	1,023.79	1.43	0.25
Class R6
Actual*	1,000.00	1,035.10	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,034.60	0.46	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,034.00	1.13	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

JPMorgan SmartRetirement 2030 Fund
Class A
Actual*	1,000.00	1,039.40	1.64	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual*	1,000.00	1,035.80	4.98	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R2
Actual*	1,000.00	1,037.70	2.93	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R3
Actual**	1,000.00	1,014.60	1.62	0.50
Hypothetical*	1,000.00	1,022.53	2.70	0.50
Class R4
Actual**	1,000.00	1,015.40	0.86	0.25
Hypothetical*	1,000.00	1,023.79	1.43	0.25
Class R6
Actual*	1,000.00	1,040.80	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,040.90	0.46	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,039.80	1.13	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

JPMorgan SmartRetirement 2035 Fund
Class A
Actual*	1,000.00	1,045.70	1.65	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual*	1,000.00	1,042.70	4.99	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R2
Actual*	1,000.00	1,044.60	2.94	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R3
Actual**	1,000.00	1,019.10	1.63	0.50
Hypothetical*	1,000.00	1,022.53	2.70	0.50
Class R4
Actual**	1,000.00	1,019.70	0.86	0.25
Hypothetical*	1,000.00	1,023.79	1.43	0.25

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	133

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement 2035 Fund (continued)
Class R6
Actual*	$1,000.00	$1,047.70	$0.00	0.00%
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,047.30	0.46	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,046.60	1.13	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

JPMorgan SmartRetirement 2040 Fund
Class A
Actual*	1,000.00	1,052.00	1.66	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual*	1,000.00	1,048.70	5.01	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R2
Actual*	1,000.00	1,051.00	2.95	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R3
Actual**	1,000.00	1,022.60	1.63	0.50
Hypothetical*	1,000.00	1,022.53	2.70	0.50
Class R4
Actual**	1,000.00	1,023.30	0.86	0.25
Hypothetical*	1,000.00	1,023.79	1.43	0.25
Class R6
Actual*	1,000.00	1,053.90	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,053.50	0.47	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,052.40	1.14	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

JPMorgan SmartRetirement 2045 Fund
Class A
Actual*	1,000.00	1,052.90	1.66	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual*	1,000.00	1,049.20	5.01	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R2
Actual*	1,000.00	1,051.20	2.95	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R3
Actual**	1,000.00	1,022.90	1.63	0.50
Hypothetical*	1,000.00	1,022.53	2.70	0.50
Class R4
Actual**	1,000.00	1,023.60	0.86	0.25
Hypothetical*	1,000.00	1,023.79	1.43	0.25
Class R6
Actual*	1,000.00	1,054.30	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00

134	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement 2045 Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,053.80	$0.47	0.09%
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,052.60	1.14	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

JPMorgan SmartRetirement 2050 Fund
Class A
Actual*	1,000.00	1,052.10	1.66	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual*	1,000.00	1,048.50	5.01	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R2
Actual*	1,000.00	1,050.50	2.95	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R3
Actual**	1,000.00	1,022.80	1.63	0.50
Hypothetical*	1,000.00	1,022.53	2.70	0.50
Class R4
Actual**	1,000.00	1,023.40	0.86	0.25
Hypothetical*	1,000.00	1,023.79	1.43	0.25
Class R6
Actual*	1,000.00	1,054.10	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,053.10	0.47	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,052.50	1.14	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

JPMorgan SmartRetirement 2055 Fund
Class A
Actual*	1,000.00	1,052.00	1.66	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual*	1,000.00	1,048.70	5.01	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R2
Actual*	1,000.00	1,050.40	2.95	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R3
Actual**	1,000.00	1,022.40	1.63	0.50
Hypothetical*	1,000.00	1,022.53	2.70	0.50
Class R4
Actual**	1,000.00	1,023.10	0.86	0.25
Hypothetical*	1,000.00	1,023.79	1.43	0.25
Class R6
Actual*	1,000.00	1,053.50	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual*	1,000.00	1,053.10	0.47	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	135

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement 2055 Fund (continued)
Select Class
Actual*	$1,000.00	$1,052.40	$1.14	0.22%
Hypothetical*	1,000.00	1,024.10	1.12	0.22

JPMorgan SmartRetirement 2060 Fund
Class A
Actual***	1,000.00	1,017.90	1.08	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual***	1,000.00	1,015.80	3.27	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R2
Actual***	1,000.00	1,016.60	1.92	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R3
Actual***	1,000.00	1,029.70	1.54	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50
Class R4
Actual***	1,000.00	1,030.50	0.77	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25
Class R6
Actual***	1,000.00	1,019.00	0.00	0.00
Hypothetical*	1,000.00	1,025.21	0.00	0.00
Institutional Class
Actual***	1,000.00	1,018.20	0.34	0.10
Hypothetical*	1,000.00	1,024.70	0.51	0.10
Select Class
Actual***	1,000.00	1,017.80	0.74	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period). Commencement of offering of class of shares was September 9, 2016.
***	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual period). Commencement of offering of class of shares was August 31, 2016.

136	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

ALL FUNDS (EXCLUDING SMARTRETIREMENT 2060 FUND)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees’ considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management, Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	137

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees also noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that JPMIM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Trustees also considered that the Adviser and/or its affiliates, has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the

138	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance for Class A shares was in the second quintile based upon the Peer Group, for each of the one-, three- and five-year periods ended December 31, 2015, and in the third, second and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2015, and in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the second, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the second, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	139

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s performance for Class A shares was in the third, first, and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, first, and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s performance for Class A shares was in the fourth, first and first quintiles based upon the Peer Group, and in the third, first and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, first and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s performance for Class A shares was in the fourth, second and second quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s performance for Class A shares was in the fourth, first and second quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class Shares was in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s performance for Class A shares was in the fourth, second and third quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement 2055 Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for the one-year period ended December 31, 2015, and in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Underlying Fund. The Trustees recognized that Broadridge/Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements

140	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

currently in place for each Underlying Fund and considered the net advisory fee rate after taking into account waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and second quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and third quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	141

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

SMARTRETIREMENT 2060 FUND

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their May 2016 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees noted that the Fund will not be charged a separate advisory fee. The Trustees determined that the overall proposed arrangements between the Fund and the Adviser under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the

Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds, including the benefits to be received by the Adviser and its affiliates in connection with the Fund’s investment in other J.P. Morgan Funds in which the Fund may invest (“Underlying Funds”). The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and J.P. Morgan Investment Management Inc., in its role as administrator (“JPMIM”), will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to

142	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees also noted that there will not be an investment advisory fee or administrative fee charged to the Fund. The Trustees further noted that JPMIM will pay many of the ordinary expenses incurred by the Fund including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to potential shareholders, all expenses to be incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Trustees also considered that the Adviser will implement fee waivers and expense limitations (“Fee Caps”) which will allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser shares economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Fund will not be charged a separate investment advisory fee by the Adviser. The Trustees considered the reasonableness of the investment advisory and expense ratio of the Underlying Funds with respect to the Fund. The Trustees considered the contractual advisory fee rate that will be paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT FUNDS	143

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2016, the Funds elected to pass through to shareholders taxes paid to foreign countries.

Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan SmartRetirement Income Fund	$3,537,764	$393,869
JPMorgan SmartRetirement 2015 Fund	4,868,643	544,668
JPMorgan SmartRetirement 2020 Fund	16,806,880	1,906,553
JPMorgan SmartRetirement 2025 Fund	18,364,187	2,089,935
JPMorgan SmartRetirement 2030 Fund	22,706,700	2,525,907
JPMorgan SmartRetirement 2035 Fund	17,490,510	1,964,254
JPMorgan SmartRetirement 2040 Fund	19,942,128	2,254,356
JPMorgan SmartRetirement 2045 Fund	11,573,797	1,303,711
JPMorgan SmartRetirement 2050 Fund	9,475,424	1,062,915
JPMorgan SmartRetirement 2055 Fund	2,108,679	236,104

144	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-SR-1216

Semi-Annual Report

JPMorgan SmartRetirement® Blend Funds

December 31, 2016 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Fund	Fund Return*	Broad Based Benchmark Return	Broad Based Benchmark	Fund Net Assets as of December 31, 2016
JPMorgan SmartRetirement® Blend Income Fund	1.65%	1.01%	S&P Target Date Retirement Income Index	$59,451,249

JPMorgan SmartRetirement® Blend 2015 Fund	1.69%	2.69%	S&P Target Date 2015 Index	$57,798,831

JPMorgan SmartRetirement® Blend 2020 Fund	2.55%	3.44%	S&P Target Date 2020 Index	$183,813,598

JPMorgan SmartRetirement® Blend 2025 Fund	3.28%	4.13%	S&P Target Date 2025 Index	$182,888,983

JPMorgan SmartRetirement® Blend 2030 Fund	4.17%	4.75%	S&P Target Date 2030 Index	$189,288,313

JPMorgan SmartRetirement® Blend 2035 Fund	4.77%	5.37%	S&P Target Date 2035 Index	$138,168,776

JPMorgan SmartRetirement® Blend 2040 Fund	5.36%	5.81%	S&P Target Date 2040 Index	$134,480,564

JPMorgan SmartRetirement® Blend 2045 Fund	5.36%	6.20%	S&P Target Date 2045 Index	$82,329,229

JPMorgan SmartRetirement® Blend 2050 Fund	5.31%	6.53%	S&P Target Date 2050 Index	$64,890,274

JPMorgan SmartRetirement® Blend 2055 Fund	5.32%	6.80%	S&P Target Date 2055 Index	$26,834,276

JPMorgan SmartRetirement® Blend 2060 Fund^	1.45%	2.87%	S&P Target Date 2060+ Index	$1,134,782

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
^	Fund return for JPMorgan SmartRetirement Blend 2060 Fund is for the period August 31, 2016 (Fund Inception date) through December 31, 2016. Benchmark return for JPMorgan SmartRetirement Blend 2060 Fund is for the period August 31, 2016 through December 31, 2016.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	52.6%
U.S. Equity	22.6
International Equity	13.2
Short-Term Investment	8.2
Alternative Assets	3.0
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	52.0%
U.S. Equity	22.4
International Equity	13.2
Short-Term Investment	9.0
Alternative Assets	3.0
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	45.6%
U.S. Equity	30.8
International Equity	18.2
Alternative Assets	3.6
Short-Term Investment	1.4
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	36.6%
Fixed Income	36.0
International Equity	21.6
Alternative Assets	3.8
Short-Term Investment	1.6
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	42.2%
Fixed Income	26.3
International Equity	25.1
Alternative Assets	4.3
Short-Term Investment	1.7
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	45.4%
International Equity	27.3
Fixed Income	20.3
Alternative Assets	4.8
Short-Term Investment	1.7
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	49.6%
International Equity	29.8
Fixed Income	13.2
Alternative Assets	5.3
Short-Term Investment	1.6
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	49.6%
International Equity	29.9
Fixed Income	13.1
Alternative Assets	5.3
Short-Term Investment	1.5
U.S. Treasury Obligation	0.6

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	49.5%
International Equity	29.8
Fixed Income	13.6
Alternative Assets	5.3
Short-Term Investment	1.2
U.S. Treasury Obligation	0.6

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	49.5%
International Equity	29.5
Fixed Income	13.5
Alternative Assets	5.2
Short-Term Investment	1.4
U.S. Treasury Obligation	0.9

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	48.5%
International Equity	27.3
Fixed Income	11.3
Alternative Assets	4.9
Short-Term Investment	8.0

*	The percentages indicated are based on total investments as of December 31, 2016. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

Overall, bond markets underperformed equity markets during the reporting period as rising stock prices attracted investors and expectations for rising interest rates in the U.S. hurt prices for U.S. Treasury bonds and core fixed-income debt securities. During the reporting period, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large-cap stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Nine out of eleven JPMorgan SmartRetirement Blend Funds’ (the “Funds”) Class R6 Shares underperformed their respective S&P Target Date indexes for the six months ended December 31, 2016. The SmartRetirement Blend Income Fund outperformed its respective S&P Target Date index for the six month reporting period and the SmartRetirement Blend 2060 Fund underperformed its benchmark for the period from Fund inception on August 31, 2016 to December 31, 2016.

The Funds’ investments in the JPMorgan High Yield Fund detracted from performance relative to the respective indexes. However, the Funds’ investment in the JPMorgan Emerging Economies Fund made a positive contribution to relative performance.

The Funds’ strategic allocations to underlying funds that invested in emerging markets equities made a positive contribution to the Funds’ absolute performance, while the strategic allocations to real estate investment trusts detracted from absolute performance. From a tactical perspective, the Funds’ positioning in emerging markets debt detracted from performance, while the Funds’ overweight position in high yield debt (also known as “junk bonds”) contributed to performance.

Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		(3.12)%	0.56%	1.29%	3.25%
Without Sales Charge		1.46	5.33	2.85	4.32
CLASS C SHARES	July 2, 2012
With CDSC***		0.21	3.76	2.24	3.71
Without CDSC		1.21	4.76	2.24	3.71
CLASS R2 SHARES	July 2, 2012	1.27	5.00	2.58	4.05
CLASS R5 SHARES	July 2, 2012	1.66	5.72	3.22	4.69
CLASS R6 SHARES	July 2, 2012	1.65	5.80	3.26	4.74
SELECT CLASS SHARES	July 2, 2012	1.52	5.54	3.01	4.48

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		(3.11)%	0.50%	1.43%	4.07%
Without Sales Charge		1.44	5.23	3.00	5.15
CLASS C SHARES	July 2, 2012
With CDSC***		0.18	3.66	2.39	4.53
Without CDSC		1.18	4.66	2.39	4.53
CLASS R2 SHARES	July 2, 2012	1.31	4.97	2.73	4.88
CLASS R5 SHARES	July 2, 2012	1.71	5.63	3.37	5.53
CLASS R6 SHARES	July 2, 2012	1.69	5.70	3.43	5.58
SELECT CLASS SHARES	July 2, 2012	1.56	5.42	3.16	5.31

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		(2.29)%	1.50%	2.08%	5.36%
Without Sales Charge		2.29	6.29	3.66	6.45
CLASS C SHARES	July 2, 2012
With CDSC***		1.04	4.72	3.05	5.83
Without CDSC		2.04	5.72	3.05	5.83
CLASS R2 SHARES	July 2, 2012	2.16	5.97	3.39	6.18
CLASS R5 SHARES	July 2, 2012	2.51	6.69	4.04	6.83
CLASS R6 SHARES	July 2, 2012	2.55	6.76	4.09	6.88
SELECT CLASS SHARES	July 2, 2012	2.42	6.51	3.83	6.63

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		(1.62)%	2.03%	2.34%	6.19%
Without Sales Charge		3.02	6.81	3.93	7.29
CLASS C SHARES	July 2, 2012
With CDSC***		1.77	5.23	3.31	6.66
Without CDSC		2.77	6.23	3.31	6.66
CLASS R2 SHARES	July 2, 2012	2.90	6.49	3.65	7.01
CLASS R5 SHARES	July 2, 2012	3.23	7.15	4.30	7.67
CLASS R6 SHARES	July 2, 2012	3.28	7.22	4.36	7.72
SELECT CLASS SHARES	July 2, 2012	3.15	6.97	4.09	7.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		(0.76)%	2.56%	2.53%	6.91%
Without Sales Charge		3.91	7.40	4.12	8.02
CLASS C SHARES	July 2, 2012
With CDSC***		2.66	5.77	3.51	7.37
Without CDSC		3.66	6.77	3.51	7.37
CLASS R2 SHARES	July 2, 2012	3.78	7.08	3.86	7.74
CLASS R5 SHARES	July 2, 2012	4.13	7.81	4.49	8.39
CLASS R6 SHARES	July 2, 2012	4.17	7.87	4.57	8.46
SELECT CLASS SHARES	July 2, 2012	4.04	7.57	4.28	8.18

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		(0.25)%	2.93%	2.65%	7.47%
Without Sales Charge		4.46	7.79	4.24	8.58
CLASS C SHARES	July 2, 2012
With CDSC***		3.20	6.21	3.64	7.95
Without CDSC		4.20	7.21	3.64	7.95
CLASS R2 SHARES	July 2, 2012	4.33	7.58	3.98	8.32
CLASS R5 SHARES	July 2, 2012	4.73	8.24	4.63	8.98
CLASS R6 SHARES	July 2, 2012	4.77	8.32	4.68	9.04
SELECT CLASS SHARES	July 2, 2012	4.59	8.01	4.42	8.76

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		0.35%	3.41%	2.75%	7.79%
Without Sales Charge		5.10	8.30	4.35	8.91
CLASS C SHARES	July 2, 2012
With CDSC***		3.83	6.72	3.75	8.27
Without CDSC		4.83	7.72	3.75	8.27
CLASS R2 SHARES	July 2, 2012	4.97	7.98	4.09	8.63
CLASS R5 SHARES	July 2, 2012	5.31	8.70	4.72	9.29
CLASS R6 SHARES	July 2, 2012	5.36	8.78	4.79	9.35
SELECT CLASS SHARES	July 2, 2012	5.23	8.53	4.53	9.08

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		0.39%	3.45%	2.80%	7.78%
Without Sales Charge		5.10	8.31	4.38	8.89
CLASS C SHARES	July 2, 2012
With CDSC***		3.79	6.67	3.75	8.24
Without CDSC		4.79	7.67	3.75	8.24
CLASS R2 SHARES	July 2, 2012	4.97	8.05	4.11	8.61
CLASS R5 SHARES	July 2, 2012	5.26	8.71	4.74	9.27
CLASS R6 SHARES	July 2, 2012	5.36	8.78	4.81	9.35
SELECT CLASS SHARES	July 2, 2012	5.24	8.54	4.55	9.07

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging mar-

kets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		0.39%	3.44%	2.79%	7.78%
Without Sales Charge		5.10	8.29	4.37	8.89
CLASS C SHARES	July 2, 2012
With CDSC***		3.79	6.66	3.74	8.25
Without CDSC		4.79	7.66	3.74	8.25
CLASS R2 SHARES	July 2, 2012	4.92	8.03	4.09	8.62
CLASS R5 SHARES	July 2, 2012	5.26	8.70	4.72	9.27
CLASS R6 SHARES	July 2, 2012	5.31	8.77	4.78	9.34
SELECT CLASS SHARES	July 2, 2012	5.24	8.53	4.54	9.07

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		0.28%	3.49%	2.86%	7.71%
Without Sales Charge		5.01	8.37	4.45	8.83
CLASS C SHARES	July 2, 2012
With CDSC***		3.81	6.79	3.86	8.19
Without CDSC		4.81	7.79	3.86	8.19
CLASS R2 SHARES	July 2, 2012	4.88	8.05	4.20	8.55
CLASS R5 SHARES	July 2, 2012	5.27	8.77	4.83	9.21
CLASS R6 SHARES	July 2, 2012	5.32	8.84	4.90	9.28
SELECT CLASS SHARES	July 2, 2012	5.14	8.59	4.62	9.00

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055 Index reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation

Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

PERIOD ENDED DECEMBER 31, 2016 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	August 31, 2016
With Sales Charge**		(3.23)%
Without Sales Charge		1.35
CLASS C SHARES	August 31, 2016
With CDSC***		0.18
Without CDSC		1.18
CLASS R2 SHARES	August 31, 2016	1.27
CLASS R5 SHARES	August 31, 2016	1.48
CLASS R6 SHARES	August 31, 2016	1.45
SELECT CLASS SHARES	August 31, 2016	1.43

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from August 31, 2016 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2060+ Index reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 58.9%
	Fixed Income — 24.7%
94,289	iShares Core U.S. Aggregate Bond Fund	10,188,869
39,623	iShares TIPS Bond Fund	4,484,135

	Total Fixed Income	14,673,004

	International Equity — 11.5%
99,744	iShares Core MSCI EAFE Fund	5,349,271
35,529	iShares Core MSCI Emerging Markets Fund	1,508,206

	Total International Equity	6,857,477

	U.S. Equity — 22.7%
11,471	iShares Russell 2000 Fund	1,546,864
8,279	iShares Russell Mid-Cap Fund	1,480,782
50,822	Vanguard S&P 500 Fund	10,434,265

	Total U.S. Equity	13,461,911

	Total Exchange-Traded Funds (Cost $32,472,630)	34,992,392

Investment Companies — 32.5% (b)
	Alternative Assets — 3.0%
49,334	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	453,383
101,604	JPMorgan Realty Income Fund, Class R6 Shares	1,313,743

	Total Alternative Assets	1,767,126

	Fixed Income — 27.8%
594,972	JPMorgan Core Bond Fund, Class R6 Shares	6,836,230
216,446	JPMorgan Corporate Bond Fund, Class R6 Shares	2,140,649
125,898	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	999,633
6,927	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	56,318
157,184	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,485,384

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
687,203	JPMorgan High Yield Fund, Class R6 Shares	5,044,073

	Total Fixed Income	16,562,287

	International Equity — 1.7%
40,868	JPMorgan Emerging Economies Fund, Class R6 Shares	454,457
25,631	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	540,049

	Total International Equity	994,506

	Total Investment Companies (Cost $19,409,340)	19,323,919

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
245,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $245,008)	245,028

SHARES
Short-Term Investment — 8.2%
	Investment Company — 8.2%
4,870,400	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $4,870,400)	4,870,400

	Total Investments — 100.0% (Cost $56,997,378)	59,431,739
	Other Assets in Excess of Liabilities — 0.0% (g)	19,510

	NET ASSETS — 100.0%	$59,451,249

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	S&P/TSX 60 Index	03/16/17	CAD	$935,210	$(2,168)
3	E-mini Russell 2000	03/17/17	USD	203,535	(3,976)
	Short Futures Outstanding
(4)	Euro Bund	03/08/17	EUR	(691,170)	(12,850)
(6)	E-mini S&P 500	03/17/17	USD	(670,860)	4,293
(10)	FTSE 100 Index	03/17/17	GBP	(865,460)	(19,481)
(9)	10 Year Canadian Government Bond	03/22/17	CAD	(921,886)	1,704
(4)	Long Gilt	03/29/17	GBP	(620,292)	(16,322)
(8)	5 Year U.S. Treasury Note	03/31/17	USD	(941,312)	(2,329)

					$(51,129)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 58.8%
	Fixed Income — 24.8%
92,229	iShares Core U.S. Aggregate Bond Fund	9,966,266
38,568	iShares TIPS Bond Fund	4,364,740

	Total Fixed Income	14,331,006

	International Equity — 11.6%
96,977	iShares Core MSCI EAFE Fund	5,200,877
35,873	iShares Core MSCI Emerging Markets Fund	1,522,809

	Total International Equity	6,723,686

	U.S. Equity — 22.4%
11,981	iShares Russell 2000 Fund	1,615,638
7,783	iShares Russell Mid-Cap Fund	1,392,067
48,400	Vanguard S&P 500 Fund	9,937,004

	Total U.S. Equity	12,944,709

	Total Exchange-Traded Funds (Cost $31,011,517)	33,999,401

Investment Companies — 31.8% (b)
	Alternative Assets — 3.0%
50,686	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	465,808
98,538	JPMorgan Realty Income Fund, Class R6 Shares	1,274,102

	Total Alternative Assets	1,739,910

	Fixed Income — 27.2%
550,973	JPMorgan Core Bond Fund, Class R6 Shares	6,330,682
203,579	JPMorgan Corporate Bond Fund, Class R6 Shares	2,013,396
119,390	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	947,954
8,625	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	70,123
154,837	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,463,206

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
663,862	JPMorgan High Yield Fund, Class R6 Shares	4,872,750

	Total Fixed Income	15,698,111

	International Equity — 1.6%
39,866	JPMorgan Emerging Economies Fund, Class R6 Shares	443,307
22,828	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	480,996

	Total International Equity	924,303

	Total Investment Companies (Cost $18,476,961)	18,362,324

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
245,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $245,008)	245,028

SHARES
Short-Term Investment — 9.0%
	Investment Company — 9.0%
5,198,230	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $5,198,230)	5,198,230

	Total Investments — 100.0% (Cost $54,931,716)	57,804,983
	Liabilities in Excess of Other Assets — 0.0% (g)	(6,152)

	NET ASSETS — 100.0%	$57,798,831

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	S&P/TSX 60 Index	03/16/17	CAD	$935,210	$(2,228)
3	E-mini Russell 2000	03/17/17	USD	203,535	(3,976)
	Short Futures Outstanding
(3)	Euro Bund	03/08/17	EUR	(518,378)	(9,637)
(10)	FTSE 100 Index	03/17/17	GBP	(865,460)	(19,481)
(5)	E-mini S&P 500	03/17/17	USD	(559,050)	2,975
(8)	10 Year Canadian Government Bond	03/22/17	CAD	(819,454)	1,542
(4)	Long Gilt	03/29/17	GBP	(620,292)	(16,322)
(7)	5 Year U.S. Treasury Note	03/31/17	USD	(823,648)	(2,976)

					$(50,103)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 67.8%
	Fixed Income — 21.0%
306,108	iShares Core U.S. Aggregate Bond Fund	33,078,031
48,738	iShares TIPS Bond Fund	5,515,679

	Total Fixed Income	38,593,710

	International Equity — 16.0%
445,371	iShares Core MSCI EAFE Fund	23,885,247
133,214	iShares Core MSCI Emerging Markets Fund	5,654,934

	Total International Equity	29,540,181

	U.S. Equity — 30.8%
47,917	iShares Russell 2000 Fund	6,461,607
33,343	iShares Russell Mid-Cap Fund	5,963,729
215,138	Vanguard S&P 500 Fund	44,169,983

	Total U.S. Equity	56,595,319

	Total Exchange-Traded Funds (Cost $113,617,765)	124,729,210

Investment Companies — 30.2% (b)
	Alternative Assets — 3.6%
48,320	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	444,056
476,504	JPMorgan Realty Income Fund, Class R6 Shares	6,161,202

	Total Alternative Assets	6,605,258

	Fixed Income — 24.5%
1,801,221	JPMorgan Core Bond Fund, Class R6 Shares	20,696,030
675,117	JPMorgan Corporate Bond Fund, Class R6 Shares	6,676,909
304,566	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,418,252
34,604	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	281,329
209,703	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,981,690

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
1,769,795	JPMorgan High Yield Fund, Class R6 Shares	12,990,295

	Total Fixed Income	45,044,505

	International Equity — 2.1%
155,846	JPMorgan Emerging Economies Fund, Class R6 Shares	1,733,011
98,561	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,076,679

	Total International Equity	3,809,690

	Total Investment Companies (Cost $55,936,523)	55,459,453

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
690,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $689,978)	690,079

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
2,653,128	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,653,128)	2,653,128

	Total Investments — 99.8% (Cost $172,897,394)	183,531,870
	Other Assets in Excess of Liabilities — 0.2%	281,728

	NET ASSETS — 100.0%	$183,813,598

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	S&P/TSX 60 Index	03/16/17	CAD	$2,672,029	$(4,831)
19	E-mini Russell 2000	03/17/17	USD	1,289,055	(17,867)
1	E-mini S&P 500	03/17/17	USD	111,810	(722)
6	MSCI Emerging Markets Mini Index	03/17/17	USD	257,670	(597)
	Short Futures Outstanding
(11)	Euro Bund	03/08/17	EUR	(1,900,717)	(35,337)
(31)	FTSE 100 Index	03/17/17	GBP	(2,682,927)	(60,420)
(26)	10 Year Canadian Government Bond	03/22/17	CAD	(2,663,226)	4,881
(12)	Long Gilt	03/29/17	GBP	(1,860,875)	(48,966)
(6)	5 Year U.S. Treasury Note	03/31/17	USD	(705,984)	(2,441)

					$(166,300)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 70.9%
	Fixed Income — 15.5%
262,852	iShares Core U.S. Aggregate Bond Fund	28,403,787

	International Equity — 18.9%
525,946	iShares Core MSCI EAFE Fund	28,206,484
148,983	iShares Core MSCI Emerging Markets Fund	6,324,328

	Total International Equity	34,530,812

	U.S. Equity — 36.5%
52,976	iShares Russell 2000 Fund	7,143,813
39,973	iShares Russell Mid-Cap Fund	7,149,571
255,160	Vanguard S&P 500 Fund	52,386,900

	Total U.S. Equity	66,680,284

	Total Exchange-Traded Funds (Cost $118,160,437)	129,614,883

Investment Companies — 26.8% (b)
	Alternative Assets — 3.8%
539,339	JPMorgan Realty Income Fund, Class R6 Shares	6,973,653

	Fixed Income — 20.3%
1,515,327	JPMorgan Core Bond Fund, Class R6 Shares	17,411,109
584,203	JPMorgan Corporate Bond Fund, Class R6 Shares	5,777,766
238,050	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,890,115
41,883	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	340,506
1,600,858	JPMorgan High Yield Fund, Class R6 Shares	11,750,297

	Total Fixed Income	37,169,793

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 2.7%
188,971	JPMorgan Emerging Economies Fund, Class R6 Shares	2,101,362
134,189	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,827,362

	Total International Equity	4,928,724

	Total Investment Companies (Cost $49,876,944)	49,072,170

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
665,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $664,984)	665,076

SHARES

Short-Term Investment — 1.6%
	Investment Company — 1.6%
2,988,801	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,988,801)	2,988,801

	Total Investments — 99.7% (Cost $171,691,166)	182,340,930
	Other Assets in Excess of Liabilities — 0.3%	548,053

	NET ASSETS — 100.0%	$182,888,983

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	S&P/TSX 60 Index	03/16/17	CAD	$2,672,029	$(4,832)
24	E-mini Russell 2000	03/17/17	USD	1,628,280	(27,237)
1	E-mini S&P 500	03/17/17	USD	111,810	(722)
6	MSCI Emerging Markets Mini Index	03/17/17	USD	257,670	(597)
	Short Futures Outstanding
(11)	Euro Bund	03/08/17	EUR	(1,900,717)	(35,337)
(31)	FTSE 100 Index	03/17/17	GBP	(2,682,927)	(60,420)
(25)	10 Year Canadian Government Bond	03/22/17	CAD	(2,560,794)	4,742
(12)	Long Gilt	03/29/17	GBP	(1,860,875)	(48,966)
(11)	5 Year U.S. Treasury Note	03/31/17	USD	(1,294,305)	(6,820)

					$(180,189)

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016  (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 75.4%
	Fixed Income — 11.2%
196,989	iShares Core U.S. Aggregate Bond Fund	21,286,632

	International Equity — 22.0%
633,508	iShares Core MSCI EAFE Fund	33,975,034
180,167	iShares Core MSCI Emerging Markets Fund	7,648,089

	Total International Equity	41,623,123

	U.S. Equity — 42.2%
61,222	iShares Russell 2000 Fund	8,255,787
49,209	iShares Russell Mid-Cap Fund	8,801,522
306,076	Vanguard S&P 500 Fund	62,840,463

	Total U.S. Equity	79,897,772

	Total Exchange-Traded Funds (Cost $128,495,561)	142,807,527

Investment Companies — 22.5% (b)
	Alternative Assets — 4.3%
635,569	JPMorgan Realty Income Fund, Class R6 Shares	8,217,912

	Fixed Income — 15.1%
938,659	JPMorgan Core Bond Fund, Class R6 Shares	10,785,193
465,818	JPMorgan Corporate Bond Fund, Class R6 Shares	4,606,937
183,836	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,459,660
47,223	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	383,926
1,531,522	JPMorgan High Yield Fund, Class R6 Shares	11,241,374

	Total Fixed Income	28,477,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.1%
220,074	JPMorgan Emerging Economies Fund, Class R6 Shares	2,447,218
159,364	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,357,792

	Total International Equity	5,805,010

	Total Investment Companies (Cost $42,977,198)	42,500,012

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
715,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $714,987)	715,081

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
3,248,192	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $3,248,192)	3,248,192

	Total Investments — 100.0% (Cost $175,435,938)	189,270,812
	Other Assets in Excess of Liabilities — 0.0% (g)	17,501

	NET ASSETS — 100.0%	$189,288,313

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	10 Year Australian Government Bond	03/15/17	AUD	$1,843,708	$15,726
21	S&P/TSX 60 Index	03/16/17	CAD	2,805,631	(5,130)
27	E-mini Russell 2000	03/17/17	USD	1,831,815	(21,688)
4	E-mini S&P 500	03/17/17	USD	447,240	(2,888)
7	MSCI Emerging Markets Mini Index	03/17/17	USD	300,615	(694)
7	10 Year U.S. Treasury Note	03/22/17	USD	869,969	(328)
5	5 Year U.S. Treasury Note	03/31/17	USD	588,320	(1,112)
	Short Futures Outstanding
(11)	Euro Bund	03/08/17	EUR	(1,900,717)	(35,337)
(32)	FTSE 100 Index	03/17/17	GBP	(2,769,473)	(62,193)
(27)	10 Year Canadian Government Bond	03/22/17	CAD	(2,765,658)	5,105
(12)	Long Gilt	03/29/17	GBP	(1,860,875)	(48,966)

					$(157,505)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 77.7%
	Fixed Income — 8.2%
104,525	iShares Core U.S. Aggregate Bond Fund	11,294,971

	International Equity — 23.9%
509,443	iShares Core MSCI EAFE Fund	27,321,429
134,889	iShares Core MSCI Emerging Markets Fund	5,726,038

	Total International Equity	33,047,467

	U.S. Equity — 45.6%
46,265	iShares Russell 2000 Fund	6,238,835
38,030	iShares Russell Mid-Cap Fund	6,802,046
243,454	Vanguard S&P 500 Fund	49,983,541

	Total U.S. Equity	63,024,422

	Total Exchange-Traded Funds (Cost $97,084,069)	107,366,860

Investment Companies — 20.5% (b)
	Alternative Assets — 4.9%
518,653	JPMorgan Realty Income Fund, Class R6 Shares	6,706,185

	Fixed Income — 12.1%
482,813	JPMorgan Core Bond Fund, Class R6 Shares	5,547,527
254,024	JPMorgan Corporate Bond Fund, Class R6 Shares	2,512,297
98,457	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	781,749
24,245	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	197,108
1,055,702	JPMorgan High Yield Fund, Class R6 Shares	7,748,853

	Total Fixed Income	16,787,534

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.5%
207,441	JPMorgan Emerging Economies Fund, Class R6 Shares	2,306,746
117,899	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,484,135

	Total International Equity	4,790,881

	Total Investment Companies (Cost $28,449,865)	28,284,600

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
695,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $694,949)	695,079

Short-Term Investment — 1.7%
	Investment Company — 1.7%
2,322,560	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,322,560)	2,322,560

	Total Investments — 100.4% (Cost $128,551,443)	138,669,099
	Liabilities in Excess of Other Assets — (0.4)%	(500,323)

	NET ASSETS — 100.0%	$138,168,776

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	10 Year Australian Government Bond	03/15/17	AUD	$1,290,596	$11,008
15	S&P/TSX 60 Index	03/16/17	CAD	2,004,022	(3,185)
26	E-mini Russell 2000	03/17/17	USD	1,763,970	(26,601)
9	E-mini S&P 500	03/17/17	USD	1,006,290	(12,958)
14	Mini MSCI Emerging Markets Index	03/17/17	USD	601,230	(6,868)
5	10 Year U.S. Treasury Note	03/22/17	USD	621,406	(230)
	Short Futures Outstanding
(8)	Euro Bund	03/08/17	EUR	(1,382,340)	(25,700)
(23)	FTSE 100 Index	03/17/17	GBP	(1,990,559)	(44,847)
(19)	10 Year Canadian Government Bond	03/22/17	CAD	(1,946,203)	3,585
(9)	Long Gilt	03/29/17	GBP	(1,395,656)	(36,724)
(9)	5 Year U.S. Treasury Note	03/31/17	USD	(1,058,977)	(2,758)

					$(145,278)

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 80.7%
	Fixed Income — 4.5%
55,656	iShares Core U.S. Aggregate Bond Fund	6,014,188

	International Equity — 26.1%
541,348	iShares Core MSCI EAFE Fund	29,032,493
143,471	iShares Core MSCI Emerging Markets Fund	6,090,344

	Total International Equity	35,122,837

	U.S. Equity — 50.1%
48,670	iShares Russell 2000 Fund	6,563,149
40,760	iShares Russell Mid-Cap Fund	7,290,334
260,675	Vanguard S&P 500 Fund	53,519,184

	Total U.S. Equity	67,372,667

	Total Exchange-Traded Funds (Cost $97,462,306)	108,509,692

Investment Companies — 18.1% (b)
	Alternative Assets — 5.3%
557,383	JPMorgan Realty Income Fund, Class R6 Shares	7,206,957

	Fixed Income — 8.9%
191,778	JPMorgan Core Bond Fund, Class R6 Shares	2,203,529
175,190	JPMorgan Corporate Bond Fund, Class R6 Shares	1,732,634
56,033	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	444,898
23,317	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	189,570
1,001,115	JPMorgan High Yield Fund, Class R6 Shares	7,348,187

	Total Fixed Income	11,918,818

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.9%
199,751	JPMorgan Emerging Economies Fund, Class R6 Shares	2,221,236
146,719	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,091,380

	Total International Equity	5,312,616

	Total Investment Companies (Cost $24,663,700)	24,438,391

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
640,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $639,952)	640,073

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
2,134,163	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,134,163)	2,134,163

	Total Investments — 100.9% (Cost $124,900,121)	135,722,319
	Liabilities in Excess of Other Assets — (0.9)%	(1,241,755)

	NET ASSETS — 100.0%	$134,480,564

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	10 Year Australian Government Bond	03/15/17	AUD	$1,290,596	$11,008
15	S&P/TSX 60 Index	03/16/17	CAD	2,004,022	(3,245)
23	E-mini Russell 2000	03/17/17	USD	1,560,435	(21,884)
6	E-mini S&P 500	03/17/17	USD	670,860	(4,332)
11	Mini MSCI Emerging Markets Index	03/17/17	USD	472,395	(6,572)
5	10 Year U.S. Treasury Note	03/22/17	USD	621,406	(230)
	Short Futures Outstanding
(8)	Euro Bund	03/08/17	EUR	(1,382,340)	(25,700)
(23)	FTSE 100 Index	03/17/17	GBP	(1,990,559)	(44,847)
(19)	10 Year Canadian Government Bond	03/22/17	CAD	(1,946,204)	3,586
(9)	Long Gilt	03/29/17	GBP	(1,395,656)	(36,724)
(3)	5 Year U.S. Treasury Note	03/31/17	USD	(352,992)	(920)

					$(129,860)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 80.5%
	Fixed Income — 4.3%
32,715	iShares Core U.S. Aggregate Bond Fund	3,535,183

	International Equity — 26.1%
331,620	iShares Core MSCI EAFE Fund	17,784,780
87,762	iShares Core MSCI Emerging Markets Fund	3,725,497

	Total International Equity	21,510,277

	U.S. Equity — 50.1%
29,089	iShares Russell 2000 Fund	3,922,652
24,383	iShares Russell Mid-Cap Fund	4,361,143
160,419	Vanguard S&P 500 Fund	32,935,625

	Total U.S. Equity	41,219,420

	Total Exchange-Traded Funds (Cost $60,247,890)	66,264,880

Investment Companies — 18.2% (b)
	Alternative Assets — 5.4%
341,043	JPMorgan Realty Income Fund, Class R6 Shares	4,409,688

	Fixed Income — 8.8%
113,024	JPMorgan Core Bond Fund, Class R6 Shares	1,298,648
104,849	JPMorgan Corporate Bond Fund, Class R6 Shares	1,036,957
38,313	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	304,209
10,473	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	85,142
621,019	JPMorgan High Yield Fund, Class R6 Shares	4,558,280

	Total Fixed Income	7,283,236

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.0%
134,549	JPMorgan Emerging Economies Fund, Class R6 Shares	1,496,190
86,995	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,832,977

	Total International Equity	3,329,167

	Total Investment Companies (Cost $15,148,508)	15,022,091

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
510,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $509,953)	510,058

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
1,279,995	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $1,279,995)	1,279,995

	Total Investments — 100.9% (Cost $77,186,346)	83,077,024
	Liabilities in Excess of Other Assets — (0.9)%	(747,795)

	NET ASSETS — 100.0%	$82,329,229

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	10 Year Australian Government Bond	03/15/17	AUD	$737,483	$6,290
9	S&P/TSX 60 Index	03/16/17	CAD	1,202,413	(2,155)
17	E-mini Russell 2000	03/17/17	USD	1,153,365	(13,292)
2	E-mini S&P 500	03/17/17	USD	223,620	(1,444)
6	Mini MSCI Emerging Markets Index	03/17/17	USD	257,670	(3,337)
3	10 Year U.S. Treasury Note	03/22/17	USD	372,844	(85)
	Short Futures Outstanding
(5)	Euro Bund	03/08/17	EUR	(863,963)	(16,063)
(14)	FTSE 100 Index	03/17/17	GBP	(1,211,645)	(27,369)
(11)	10 Year Canadian Government Bond	03/22/17	CAD	(1,126,749)	2,105
(5)	Long Gilt	03/29/17	GBP	(775,364)	(20,402)
(2)	5 Year U.S. Treasury Note	03/31/17	USD	(235,328)	(613)

					$(76,365)

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 80.3%
	Fixed Income — 4.7%
28,585	iShares Core U.S. Aggregate Bond Fund	3,088,895

	International Equity — 26.0%
260,567	iShares Core MSCI EAFE Fund	13,974,209
67,889	iShares Core MSCI Emerging Markets Fund	2,881,888

	Total International Equity	16,856,097

	U.S. Equity — 49.6%
23,749	iShares Russell 2000 Fund	3,202,553
19,325	iShares Russell Mid-Cap Fund	3,456,469
124,284	Vanguard S&P 500 Fund	25,516,748

	Total U.S. Equity	32,175,770

	Total Exchange-Traded Funds (Cost $47,463,187)	52,120,762

Investment Companies — 18.1% (b)
	Alternative Assets — 5.3%
268,101	JPMorgan Realty Income Fund, Class R6 Shares	3,466,549

	Fixed Income — 8.9%
93,594	JPMorgan Core Bond Fund, Class R6 Shares	1,075,393
84,586	JPMorgan Corporate Bond Fund, Class R6 Shares	836,560
30,814	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	244,663
7,310	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	59,430
479,981	JPMorgan High Yield Fund, Class R6 Shares	3,523,062

	Total Fixed Income	5,739,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.9%
96,700	JPMorgan Emerging Economies Fund, Class R6 Shares	1,075,306
68,521	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,443,741
	Total International Equity	2,519,047

	Total Investment Companies (Cost $11,885,397)	11,724,704

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
370,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $369,973)	370,042

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
773,952	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $773,952)	773,952

	Total Investments — 100.2% (Cost $60,492,509)	64,989,460
	Liabilities in Excess of Other Assets — (0.2)%	(99,186)

	NET ASSETS — 100.0%	$64,890,274

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	10 Year Australian Government Bond	03/15/17	AUD	$645,298	$5,504
7	S&P/TSX 60 Index	03/16/17	CAD	935,210	(2,167)
11	E-mini Russell 2000	03/17/17	USD	746,295	(10,367)
5	E-mini S&P 500	03/17/17	USD	559,050	(5,225)
8	Mini MSCI Emerging Markets Index	03/17/17	USD	343,560	(4,356)
3	10 Year U.S. Treasury Note	03/22/17	USD	372,844	(85)
	Short Futures Outstanding
(4)	Euro Bund	03/08/17	EUR	(691,170)	(12,850)
(11)	FTSE 100 Index	03/17/17	GBP	(952,006)	(21,452)
(9)	10 Year Canadian Government Bond	03/22/17	CAD	(921,886)	1,704
(4)	Long Gilt	03/29/17	GBP	(620,292)	(16,322)
(6)	5 Year U.S. Treasury Note	03/31/17	USD	(705,984)	(1,137)

					$(66,753)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 80.7%
	Fixed Income — 4.8%
11,854	iShares Core U.S. Aggregate Bond Fund	1,280,943

	International Equity — 25.9%
108,054	iShares Core MSCI EAFE Fund	5,794,936
27,602	iShares Core MSCI Emerging Markets Fund	1,171,705

	Total International Equity	6,966,641

	U.S. Equity — 50.0%
9,390	iShares Russell 2000 Fund	1,266,242
8,156	iShares Russell Mid-Cap Fund	1,458,782
52,040	Vanguard S&P 500 Fund	10,684,332

	Total U.S. Equity	13,409,356

	Total Exchange-Traded Funds (Cost $19,945,183)	21,656,940

Investment Companies — 18.0% (b)
	Alternative Assets — 5.3%
109,455	JPMorgan Realty Income Fund, Class R6 Shares	1,415,252

	Fixed Income — 8.9%
37,109	JPMorgan Core Bond Fund, Class R6 Shares	426,384
35,838	JPMorgan Corporate Bond Fund, Class R6 Shares	354,434
11,849	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	94,079
3,805	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	30,938
201,311	JPMorgan High Yield Fund, Class R6 Shares	1,477,626

	Total Fixed Income	2,383,461

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.8%
42,345	JPMorgan Emerging Economies Fund, Class R6 Shares	470,881
26,369	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	555,590

	Total International Equity	1,026,471

	Total Investment Companies (Cost $4,892,703)	4,825,184

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
225,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $225,003)	225,026

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
380,482	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $380,482)	380,482

	Total Investments — 100.9% (Cost $25,443,371)	27,087,632
	Liabilities in Excess of Other Assets — (0.9)%	(253,356)

	NET ASSETS — 100.0%	$26,834,276

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	10 Year Australian Government Bond	03/15/17	AUD	$276,556	$2,359
3	S&P/TSX 60 Index	03/16/17	CAD	400,805	(317)
5	E-mini Russell 2000	03/17/17	USD	339,225	(3,975)
1	E-mini S&P 500	03/17/17	USD	111,810	(1,530)
4	Mini MSCI Emerging Markets Index	03/17/17	USD	171,780	(2,223)
1	10 Year U.S. Treasury Note	03/22/17	USD	124,281	29
	Short Futures Outstanding
(2)	Euro Bund	03/08/17	EUR	(345,585)	(6,425)
(4)	FTSE 100 Index	03/17/17	GBP	(346,184)	(7,888)
(4)	10 Year Canadian Government Bond	03/22/17	CAD	(409,727)	748
(2)	Long Gilt	03/29/17	GBP	(310,146)	(8,161)

					$(27,383)

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 82.7%
	Fixed Income — 4.8%
505	iShares Core U.S. Aggregate Bond Fund	54,570

	International Equity — 25.6%
4,329	iShares Core MSCI EAFE Fund	232,164
1,375	iShares Core MSCI Emerging Markets Fund	58,369

	Total International Equity	290,533

	U.S. Equity — 52.3%
463	iShares Russell 2000 Fund	62,436
359	iShares Russell Mid-Cap Fund	64,211
2,275	Vanguard S&P 500 Fund	467,080

	Total U.S. Equity	593,727

	Total Exchange-Traded Funds (Cost $925,591)	938,830

Investment Companies — 16.4% (b)
	Alternative Assets — 5.3%
4,632	JPMorgan Realty Income Fund, Class R6 Shares	59,896

	Fixed Income — 7.3%
268	JPMorgan Core Bond Fund, Class R6 Shares	3,078
1,319	JPMorgan Corporate Bond Fund, Class R6 Shares	13,049
504	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	4,004
121	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	987

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
8,456	JPMorgan High Yield Fund, Class R6 Shares	62,070

	Total Fixed Income	83,188

	International Equity — 3.8%
1,775	JPMorgan Emerging Economies Fund, Class R6 Shares	19,733
1,101	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	23,194

	Total International Equity	42,927

	Total Investment Companies (Cost $195,755)	186,011

SHARES
Short-Term Investment — 8.6%
	Investment Company — 8.6%
97,773	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $97,773)	97,773

	Total Investments — 107.7% (Cost $1,219,119)	1,222,614
	Liabilities in Excess of Other Assets — (7.7)%	(87,832)

	NET ASSETS — 100.0%	$1,134,782

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

AUD	— Australia Dollar
CAD	— Canadian Dollar
EAFE	— Europe, Australasia and Far East
EUR	— Euro
FTSE	— Financial Times and The London Stock Exchange
GBP	— British Pound
MSCI	— Morgan Stanley Capital International
TIPS	— Treasury Inflation Protected Security
TSX	— Toronto Stock Exchange
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2016.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$35,237,420	$34,244,429	$125,419,289
Investments in affiliates, at value	24,194,319	23,560,554	58,112,581

Total investment securities, at value	59,431,739	57,804,983	183,531,870
Receivables:
Investment securities sold	546,068	258,819	—
Fund shares sold	64,165	17,181	310,472
Interest from non-affiliates	513	513	1,444
Dividends from affiliates	1,568	1,563	435
Variation margin on futures contracts	74,769	76,891	339,711
Due from Adviser	17,719	18,218	15,008
Other assets	31,606	31,800	—

Total Assets	60,168,147	58,209,968	184,198,940

LIABILITIES:
Payables:
Distributions	—	—	1,058
Investment securities purchased	474,985	300,532	274,325
Fund shares redeemed	214,731	85,486	96,949
Accrued liabilities:
Administration fees	—	—	1,837
Distribution fees	27	27	27
Shareholder servicing fees	1,582	1,669	5,506
Custodian and accounting fees	3,930	3,618	4,440
Trustees’ and Chief Compliance Officer’s fees	—	—	446
Other	21,643	19,805	754

Total Liabilities	716,898	411,137	385,342

Net Assets	$59,451,249	$57,798,831	$183,813,598

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$58,132,846	$55,740,403	$176,245,232
Accumulated undistributed (distributions in excess of) net investment income	(25,319)	(23,690)	(91,765)
Accumulated net realized gains (losses)	(1,039,792)	(741,361)	(2,808,534)
Net unrealized appreciation (depreciation)	2,383,514	2,823,479	10,468,665

Total Net Assets	$59,451,249	$57,798,831	$183,813,598

Net Assets:
Class A	$21,103	$21,117	$21,391
Class C	20,828	20,839	21,063
Class R2	20,955	20,986	21,233
Class R5	17,595,194	15,439,933	54,945,421
Class R6	35,313,969	35,250,319	108,215,417
Select Class	6,479,200	7,045,637	20,589,073

Total	$59,451,249	$57,798,831	$183,813,598

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,275	1,236	1,182
Class C	1,260	1,220	1,165
Class R2	1,267	1,229	1,174
Class R5	1,063,676	903,770	3,036,509
Class R6	2,133,731	2,062,636	5,979,716
Select Class	391,728	412,505	1,138,478

Net Asset Value (a):
Class A — Redemption price per share	$16.54	$17.09	$18.10
Class C — Offering price per share (b)	16.54	17.08	18.09
Class R2 — Offering and redemption price per share	16.54	17.08	18.09
Class R5 — Offering and redemption price per share	16.54	17.08	18.09
Class R6 — Offering and redemption price per share	16.55	17.09	18.10
Select Class — Offering and redemption price per share	16.54	17.08	18.08
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.32	$17.90	$18.95

Cost of investments in non-affiliates	$32,717,638	$31,256,525	$114,307,743
Cost of investments in affiliates	24,279,740	23,675,191	58,589,651

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$130,279,959	$143,522,608	$108,061,939	$109,149,765
Investments in affiliates, at value	52,060,971	45,748,204	30,607,160	26,572,554

Total investment securities, at value	182,340,930	189,270,812	138,669,099	135,722,319
Receivables:
Fund shares sold	1,106,520	772,148	423,242	95,926
Interest from non-affiliates	1,391	1,496	1,454	1,339
Dividends from affiliates	559	688	532	428
Variation margin on futures contracts	213,668	230,122	159,668	175,973
Due from Adviser	11,312	8,398	8,214	7,341
Other assets	30,413	—	29,258	31,601

Total Assets	183,704,793	190,283,664	139,291,467	136,034,927

LIABILITIES:
Payables:
Distributions	5,740	5,585	933	4,662
Investment securities purchased	313,315	326,847	345,032	384,236
Fund shares redeemed	454,280	647,114	740,079	1,125,911
Accrued liabilities:
Administration fees	1,753	2,203	—	—
Distribution fees	27	27	27	27
Shareholder servicing fees	4,679	5,363	2,755	4,021
Custodian and accounting fees	5,033	4,176	4,659	4,671
Trustees’ and Chief Compliance Officer’s fees	588	770	570	550
Other	30,395	3,266	28,636	30,285

Total Liabilities	815,810	995,351	1,122,691	1,554,363

Net Assets	$182,888,983	$189,288,313	$138,168,776	$134,480,564

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$175,577,191	$179,719,123	$131,307,367	$126,540,368
Accumulated undistributed (distributions in excess of) net investment income	(101,120)	(115,475)	(91,233)	(99,473)
Accumulated net realized gains (losses)	(3,057,544)	(3,993,287)	(3,020,183)	(2,653,154)
Net unrealized appreciation (depreciation)	10,470,456	13,677,952	9,972,825	10,692,823

Total Net Assets	$182,888,983	$189,288,313	$138,168,776	$134,480,564

Net Assets:
Class A	$21,471	$21,569	$21,671	$21,704
Class C	21,174	21,266	21,362	21,394
Class R2	21,346	21,443	21,505	21,595
Class R5	55,372,179	61,763,883	41,848,081	38,650,003
Class R6	107,168,481	105,972,649	85,724,140	79,545,952
Select Class	20,284,332	21,487,503	10,532,017	16,219,916

Total	$182,888,983	$189,288,313	$138,168,776	$134,480,564

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,144	1,110	1,087	1,073
Class C	1,128	1,096	1,072	1,058
Class R2	1,137	1,104	1,079	1,068
Class R5	2,948,482	3,180,811	2,098,145	1,910,659
Class R6	5,706,299	5,455,828	4,297,636	3,932,621
Select Class	1,080,591	1,107,050	528,398	802,377

Net Asset Value (a):
Class A — Redemption price per share	$18.78	$19.43	$19.94	$20.23
Class C — Offering price per share (b)	18.77	19.41	19.93	20.22
Class R2 — Offering and redemption price per share	18.77	19.42	19.93	20.22
Class R5 — Offering and redemption price per share	18.78	19.42	19.95	20.23
Class R6 — Offering and redemption price per share	18.78	19.42	19.95	20.23
Select Class — Offering and redemption price per share	18.77	19.41	19.93	20.21
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.66	$20.35	$20.88	$21.18

Cost of investments in non-affiliates	$118,825,421	$129,210,548	$97,779,018	$98,102,258
Cost of investments in affiliates	52,865,745	46,225,390	30,772,425	26,797,863

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$66,774,938	$52,490,804	$21,881,966	$938,830
Investments in affiliates, at value	16,302,086	12,498,656	5,205,666	283,784

Total investment securities, at value	83,077,024	64,989,460	27,087,632	1,222,614
Receivables:
Investment securities sold	—	—	—	8,223
Fund shares sold	152,858	98,581	52,284	—
Interest from non-affiliates	1,067	774	471	—
Dividends from affiliates	332	191	83	4
Variation margin on futures contracts	83,313	442,671	8,349	—
Due from Adviser	11,623	12,307	16,059	20,286
Deferred offering costs	—	—	—	52,768
Other assets	31,134	29,341	27,438	—

Total Assets	83,357,351	65,573,325	27,192,316	1,303,895

LIABILITIES:
Payables:
Distributions	7,075	1,692	—	—
Investment securities purchased	216,935	238,169	99,482	96,076
Fund shares redeemed	770,692	411,417	232,349	33
Accrued liabilities:
Distribution fees	27	27	27	26
Shareholder servicing fees	1,370	519	227	168
Custodian and accounting fees	4,737	5,148	5,301	5,247
Trustees’ and Chief Compliance Officer’s fees	678	1,018	1,712	—
Offering Cost	—	—	—	58,506
Other	26,608	25,061	18,942	9,057

Total Liabilities	1,028,122	683,051	358,040	169,113

Net Assets	$82,329,229	$64,890,274	$26,834,276	$1,134,782

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$78,212,713	$61,342,368	$25,632,451	$1,133,789
Accumulated undistributed (distributions in excess of) net investment income	(61,088)	(49,127)	(23,598)	(1,898)
Accumulated net realized gains (losses)	(1,636,940)	(833,182)	(391,455)	(604)
Net unrealized appreciation (depreciation)	5,814,544	4,430,215	1,616,878	3,495

Total Net Assets	$82,329,229	$64,890,274	$26,834,276	$1,134,782

Net Assets:
Class A	$21,716	$21,743	$21,741	$20,265
Class C	21,405	21,435	21,464	20,229
Class R2	21,608	21,578	21,635	20,246
Class R5	26,351,270	18,778,747	9,106,427	20,290
Class R6	47,042,797	35,612,215	13,538,437	140,949
Select Class	8,870,433	10,434,556	4,124,572	912,803

Total	$82,329,229	$64,890,274	$26,834,276	$1,134,782

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,077	1,079	1,095	1,348
Class C	1,062	1,064	1,082	1,345
Class R2	1,072	1,071	1,090	1,347
Class R5	1,306,881	931,807	458,807	1,349
Class R6	2,331,445	1,766,401	681,827	9,377
Select Class	440,131	517,954	207,908	60,711

Net Asset Value (a):
Class A — Redemption price per share	$20.17	$20.16	$19.85	$15.04
Class C — Offering price per share (b)	20.15	20.14	19.84	15.03
Class R2 — Offering and redemption price per share	20.16	20.15	19.84	15.03
Class R5 — Offering and redemption price per share	20.16	20.15	19.85	15.04
Class R6 — Offering and redemption price per share	20.18	20.16	19.86	15.03
Select Class — Offering and redemption price per share	20.15	20.15	19.84	15.04
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.12	$21.11	$20.79	$15.75

Cost of investments in non-affiliates	$60,757,843	$47,833,160	$20,170,186	$925,591
Cost of investments in affiliates	16,428,503	12,659,349	5,273,185	293,528

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$422,280	$399,187	$1,416,567
Dividend income from affiliates	370,854	348,619	993,403
Interest income from non-affiliates	113	113	856
Interest income from affiliates	7	17	42

Total investment income	793,254	747,936	2,410,868

EXPENSES:
Investment advisory fees	73,367	69,490	215,198
Administration fees	24,028	22,757	70,476
Distribution fees:
Class A	26	26	27
Class C	79	79	79
Class R2	53	53	53
Shareholder servicing fees:
Class A	26	26	27
Class C	25	26	26
Class R2	26	26	26
Class R5	4,732	4,167	13,848
Select Class	9,411	9,586	25,331
Custodian and accounting fees	12,653	12,371	13,257
Interest expense to affiliates	—	—	71
Professional fees	14,782	14,297	15,267
Trustees’ and Chief Compliance Officer’s fees	12,559	12,158	13,002
Printing and mailing costs	5,158	5,294	10,956
Registration and filing fees	30,469	30,715	33,322
Transfer agency fees (See Note 2.H.)	1,699	1,721	2,263
Sub-transfer agency fees (See Note 2.H.)	6,610	3,938	10,502
Other	4,040	3,939	4,794

Total expenses	199,743	190,669	428,525

Less fees waived	(100,178)	(94,594)	(269,441)
Less expense reimbursements	(69,206)	(68,233)	(60,694)

Net expenses	30,359	27,842	98,390

Net investment income (loss)	762,895	720,094	2,312,478

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	119,706	324,970	408,866
Investments in affiliates	(71,969)	(75,840)	(178,224)
Futures	23,934	26,493	259,807
Foreign currency transactions	(3,467)	(3,467)	(2,590)

Net realized gain (loss)	68,204	272,156	487,859

Distributions of capital gains received from investment company affiliates	106,661	98,742	432,328

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	436,866	231,789	2,860,638
Investments in affiliates	(314,829)	(285,755)	(1,321,510)
Futures	(77,223)	(76,197)	(303,408)
Foreign currency translations	282	315	489

Change in net unrealized appreciation/depreciation	45,096	(129,848)	1,236,209

Net realized/unrealized gains (losses)	219,961	241,050	2,156,396

Change in net assets resulting from operations	$982,856	$961,144	$4,468,874

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,427,202	$1,553,954	$1,143,395	$1,153,419
Dividend income from affiliates	859,038	762,998	513,801	449,212
Interest income from non-affiliates	744	791	1,264	1,181
Interest income from affiliates	38	52	88	33

Total investment income	2,287,022	2,317,795	1,658,548	1,603,845

EXPENSES:
Investment advisory fees	206,919	212,592	154,055	149,128
Administration fees	67,759	69,617	50,445	48,834
Distribution fees:
Class A	27	27	27	27
Class C	80	80	80	80
Class R2	53	53	53	54
Shareholder servicing fees:
Class A	27	27	27	27
Class C	26	26	26	26
Class R2	27	27	27	27
Class R5	13,557	15,319	9,988	9,505
Select Class	25,840	26,960	13,225	19,624
Custodian and accounting fees	14,084	13,254	13,651	13,522
Interest expense to affiliates	80	42	119	78
Professional fees	16,014	15,122	15,290	15,035
Trustees’ and Chief Compliance Officer’s fees	13,178	13,378	13,091	12,972
Printing and mailing costs	9,883	11,541	9,461	9,171
Registration and filing fees	34,043	34,540	32,374	32,085
Transfer agency fees (See Note 2.H.)	2,280	2,349	2,110	2,354
Sub-transfer agency fees (See Note 2.H.)	14,908	14,049	13,297	14,834
Other	4,851	5,326	4,851	4,676

Total expenses	423,636	434,329	332,197	332,059

Less fees waived	(263,044)	(269,481)	(205,091)	(200,629)
Less expense reimbursements	(49,569)	(41,989)	(41,743)	(39,052)

Net expenses	111,023	122,859	85,363	92,378

Net investment income (loss)	2,175,999	2,194,936	1,573,185	1,511,467

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	259,284	120,692	204,663	167,786
Investments in affiliates	(111,844)	(150,748)	(101,749)	(84,761)
Futures	304,581	408,068	316,429	335,881
Foreign currency transactions	(3,730)	(3,469)	(3,435)	(3,439)

Net realized gain (loss)	448,291	374,543	415,908	415,467

Distributions of capital gains received from investment company affiliates	460,936	499,460	379,928	403,224

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,952,933	5,441,177	4,416,383	4,973,720
Investments in affiliates	(1,385,513)	(1,141,017)	(765,116)	(656,185)
Futures	(342,368)	(391,315)	(346,859)	(348,837)
Foreign currency translations	881	583	447	485

Change in net unrealized appreciation/depreciation	2,225,933	3,909,428	3,304,855	3,969,183

Net realized/unrealized gains (losses)	3,135,160	4,783,431	4,100,691	4,787,874

Change in net assets resulting from operations	$5,311,159	$6,978,367	$5,673,876	$6,299,341

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$706,659	$546,905	$225,253	$9,205
Dividend income from affiliates	273,480	212,968	88,343	3,050
Interest income from non-affiliates	1,078	674	165	—
Interest income from affiliates	23	16	7	—

Total investment income	981,240	760,563	313,768	12,255

EXPENSES:
Investment advisory fees	92,030	70,045	28,692	837
Administration fees	30,135	22,935	9,394	274
Distribution fees:
Class A	27	27	27	17
Class C	80	80	80	50
Class R2	53	53	53	33
Shareholder servicing fees:
Class A	27	27	27	17
Class C	26	26	26	16
Class R2	27	27	27	17
Class R5	6,354	4,628	2,179	3
Select Class	10,742	12,378	4,853	748
Custodian and accounting fees	13,582	14,070	13,915	9,024
Interest expense to affiliates	43	—	—	—
Professional fees	15,132	15,431	15,424	15,400
Trustees’ and Chief Compliance Officer’s fees	13,030	13,309	13,911	6,219
Printing and mailing costs	6,782	5,674	4,910	1,225
Registration and filing fees	32,187	31,925	31,135	204
Transfer agency fees (See Note 2.H.)	1,991	1,991	1,926	582
Sub-transfer agency fees (See Note 2.H.)	14,498	13,015	5,607	—
Offering costs	—	—	—	26,492
Other	4,367	4,194	3,859	4,499

Total expenses	241,113	209,835	136,045	65,657

Less fees waived	(130,716)	(102,204)	(42,532)	(1,260)
Less expense reimbursements	(52,845)	(60,077)	(73,563)	(62,994)

Net expenses	57,552	47,554	19,950	1,403

Net investment income (loss)	923,688	713,009	293,818	10,852

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	73,707	22,027	4,788	(2,328)
Investments in affiliates	(46,322)	(30,081)	(19,887)	(1,347)
Futures	200,647	149,522	57,210	—
Foreign currency transactions	(3,393)	(1,442)	(1,294)	—

Net realized gain (loss)	224,639	140,026	40,817	(3,675)

Distributions of capital gains received from investment company affiliates	239,719	188,770	79,206	3,071

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,989,083	2,299,074	918,783	13,239
Investments in affiliates	(427,902)	(354,423)	(148,689)	(9,744)
Futures	(205,294)	(159,867)	(64,219)	—
Foreign currency translations	231	17	—	—

Change in net unrealized appreciation/depreciation	2,356,118	1,784,801	705,875	3,495

Net realized/unrealized gains (losses)	2,820,476	2,113,597	825,898	2,891

Change in net assets resulting from operations	$3,744,164	$2,826,606	$1,119,716	$13,743

(a)	Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$762,895	$1,157,360	$720,094	$1,282,760
Net realized gain (loss)	68,204	(1,050,296)	272,156	(842,858)
Distributions of capital gains received from investment company non-affiliates	—	12,138	—	14,360
Distributions of capital gains received from investment company affiliates	106,661	87,332	98,742	110,458
Change in net unrealized appreciation/depreciation	45,096	1,285,537	(129,848)	728,317

Change in net assets resulting from operations	982,856	1,492,071	961,144	1,293,037

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(243)	(388)	(240)	(401)
From net realized gains	—	(20)	—	(6)
Class C
From net investment income	(187)	(264)	(184)	(278)
From net realized gains	—	(20)	—	(6)
Class R2
From net investment income	(214)	(336)	(212)	(350)
From net realized gains	—	(20)	—	(6)
Class R5
From net investment income	(244,957)	(456,917)	(212,631)	(499,891)
From net realized gains	—	(21,365)	—	(6,965)
Class R6
From net investment income	(458,607)	(611,641)	(442,344)	(673,763)
From net realized gains	—	(25,574)	—	(7,596)
Select Class
From net investment income	(88,153)	(129,633)	(92,736)	(161,448)
From net realized gains	—	(5,391)	—	(2,236)

Total distributions to shareholders	(792,361)	(1,251,569)	(748,347)	(1,352,946)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	734,858	9,389,997	1,502,027	(3,433,010)

NET ASSETS:
Change in net assets	925,353	9,630,499	1,714,824	(3,492,919)
Beginning of period	58,525,896	48,895,397	56,084,007	59,576,926

End of period	$59,451,249	$58,525,896	$57,798,831	$56,084,007

Accumulated undistributed (distributions in excess of) net investment income	$(25,319)	$4,147	$(23,690)	$4,563

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,312,478	$3,627,374	$2,175,999	$3,184,708
Net realized gain (loss)	487,859	(3,610,242)	448,291	(3,888,136)
Distributions of capital gains received from investment company non-affiliates	—	36,834	—	28,212
Distributions of capital gains received from investment company affiliates	432,328	388,576	460,936	381,063
Change in net unrealized appreciation/depreciation	1,236,209	3,552,985	2,225,933	3,301,110

Change in net assets resulting from operations	4,468,874	3,995,527	5,311,159	3,006,957

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(246)	(415)	(235)	(398)
From net realized gains	—	(8)	—	(14)
Class C
From net investment income	(191)	(290)	(179)	(274)
From net realized gains	—	(8)	—	(13)
Class R2
From net investment income	(218)	(363)	(207)	(346)
From net realized gains	—	(8)	—	(14)
Class R5
From net investment income	(752,628)	(1,331,004)	(717,303)	(1,288,211)
From net realized gains	—	(24,296)	—	(40,895)
Class R6
From net investment income	(1,404,071)	(2,111,919)	(1,320,008)	(1,735,636)
From net realized gains	—	(34,274)	—	(47,648)
Select Class
From net investment income	(258,253)	(369,647)	(248,206)	(338,327)
From net realized gains	—	(6,314)	—	(9,522)

Total distributions to shareholders	(2,415,607)	(3,878,546)	(2,286,138)	(3,461,298)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,642,212	22,462,795	21,451,012	29,899,269

NET ASSETS:
Change in net assets	12,695,479	22,579,776	24,476,033	29,444,928
Beginning of period	171,118,119	148,538,343	158,412,950	128,968,022

End of period	$183,813,598	$171,118,119	$182,888,983	$158,412,950

Accumulated undistributed (distributions in excess of) net investment income	$(91,765)	$11,364	$(101,120)	$9,019

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,194,936	$3,231,875	$1,573,185	$2,266,976
Net realized gain (loss)	374,543	(4,720,701)	415,908	(3,710,014)
Distributions of capital gains received from investment company non-affiliates	—	20,125	—	8,910
Distributions of capital gains received from investment company affiliates	499,460	435,158	379,928	323,725
Change in net unrealized appreciation/depreciation	3,909,428	3,146,218	3,304,855	2,600,193

Change in net assets resulting from operations	6,978,367	2,112,675	5,673,876	1,489,790

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(230)	(391)	(226)	(383)
From net realized gains	—	(8)	—	(9)
Class C
From net investment income	(174)	(267)	(171)	(260)
From net realized gains	—	(8)	—	(9)
Class R2
From net investment income	(202)	(339)	(199)	(331)
From net realized gains	—	(8)	—	(9)
Class R5
From net investment income	(785,045)	(1,524,974)	(515,856)	(891,940)
From net realized gains	—	(29,174)	—	(19,749)
Class R6
From net investment income	(1,275,030)	(1,540,086)	(1,028,942)	(1,290,553)
From net realized gains	—	(23,571)	—	(23,215)
Select Class
From net investment income	(258,076)	(370,318)	(124,356)	(233,394)
From net realized gains	—	(6,645)	—	(5,836)

Total distributions to shareholders	(2,318,757)	(3,495,789)	(1,669,750)	(2,465,688)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,260,712	15,365,299	18,162,937	21,323,321

NET ASSETS:
Change in net assets	31,920,322	13,982,185	22,167,063	20,347,423
Beginning of period	157,367,991	143,385,806	116,001,713	95,654,290

End of period	$189,288,313	$157,367,991	$138,168,776	$116,001,713

Accumulated undistributed (distributions in excess of) net investment income	$(115,475)	$8,346	$(91,233)	$5,332

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,511,467	$2,102,668	$923,688	$1,274,830
Net realized gain (loss)	415,467	(3,458,543)	224,639	(2,075,514)
Distributions of capital gains received from investment company non-affiliates	—	4,525	—	2,709
Distributions of capital gains received from investment company affiliates	403,224	317,703	239,719	194,862
Change in net unrealized appreciation/depreciation	3,969,183	2,284,832	2,356,118	1,568,904

Change in net assets resulting from operations	6,299,341	1,251,185	3,744,164	965,791

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(224)	(378)	(222)	(377)
From net realized gains	—	(14)	—	(13)
Class C
From net investment income	(168)	(255)	(167)	(255)
From net realized gains	—	(14)	—	(13)
Class R2
From net investment income	(197)	(327)	(195)	(327)
From net realized gains	—	(14)	—	(13)
Class R5
From net investment income	(475,094)	(834,204)	(318,680)	(551,971)
From net realized gains	—	(28,174)	—	(17,684)
Class R6
From net investment income	(951,034)	(1,114,688)	(565,797)	(658,582)
From net realized gains	—	(30,425)	—	(17,145)
Select Class
From net investment income	(188,708)	(298,172)	(102,420)	(152,822)
From net realized gains	—	(11,196)	—	(5,101)

Total distributions to shareholders	(1,615,425)	(2,317,861)	(987,481)	(1,404,303)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,606,376	21,051,617	11,697,866	18,097,049

NET ASSETS:
Change in net assets	24,290,292	19,984,941	14,454,549	17,658,537
Beginning of period	110,190,272	90,205,331	67,874,680	50,216,143

End of period	$134,480,564	$110,190,272	$82,329,229	$67,874,680

Accumulated undistributed (distributions in excess of) net investment income	$(99,473)	$4,485	$(61,088)	$2,705

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$713,009	$829,230	$293,818	$344,117
Net realized gain (loss)	140,026	(1,139,611)	40,817	(510,006)
Distributions of capital gains received from investment company non-affiliates	—	1,766	—	683
Distributions of capital gains received from investment company affiliates	188,770	118,134	79,206	49,980
Change in net unrealized appreciation/depreciation	1,784,801	1,118,200	705,875	399,571

Change in net assets resulting from operations	2,826,606	927,719	1,119,716	284,345

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(222)	(374)	(224)	(364)
From net realized gains	—	(18)	—	(10)
Class C
From net investment income	(167)	(251)	(168)	(242)
From net realized gains	—	(17)	—	(10)
Class R2
From net investment income	(194)	(322)	(196)	(313)
From net realized gains	—	(18)	—	(10)
Class R5
From net investment income	(228,689)	(383,597)	(110,868)	(166,643)
From net realized gains	—	(16,174)	—	(4,002)
Class R6
From net investment income	(415,715)	(352,676)	(159,486)	(133,660)
From net realized gains	—	(10,688)	—	(2,642)
Select Class
From net investment income	(118,841)	(145,109)	(47,195)	(65,771)
From net realized gains	—	(5,553)	—	(1,284)

Total distributions to shareholders	(763,828)	(914,797)	(318,137)	(374,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	13,884,355	16,616,265	6,190,164	8,858,315

NET ASSETS:
Change in net assets	15,947,133	16,629,187	6,991,743	8,767,709
Beginning of period	48,943,141	32,313,954	19,842,533	11,074,824

End of period	$64,890,274	$48,943,141	$26,834,276	$19,842,533

Accumulated undistributed (distributions in excess of) net investment income	$(49,127)	$1,692	$(23,598)	$721

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

JPMorgan SmartRetirement Blend 2060 Fund
Period Ended December 31, 2016 (a) (unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,852
Net realized gain (loss)	(3,675)
Distributions of capital gains received from investment company affiliates	3,071
Change in net unrealized appreciation/depreciation	3,495

Change in net assets resulting from operations	13,743

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(217)
Class C
From net investment income	(184)
Class R2
From net investment income	(200)
Class R5
From net investment income	(243)
Class R6
From net investment income	(1,405)
Select Class
From net investment income	(10,501)

Total distributions to shareholders	(12,750)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,133,789

NET ASSETS:
Change in net assets	1,134,782
Beginning of period	—

End of period	$1,134,782

Accumulated undistributed (distributions in excess of) net investment income	$(1,898)

(a)	Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$243	$408	$240	$407
Cost of shares redeemed	—	(38,019)	—	(40,173)

Change in net assets resulting from Class A capital transactions	$243	$(37,611)	$240	$(39,766)

Class C
Distributions reinvested	$187	$284	$184	$284
Cost of shares redeemed	—	(37,071)	—	(39,188)

Change in net assets resulting from Class C capital transactions	$187	$(36,787)	$184	$(38,904)

Class R2
Distributions reinvested	$214	$356	$212	$357
Cost of shares redeemed	—	(37,648)	—	(39,767)

Change in net assets resulting from Class R2 capital transactions	$214	$(37,292)	$212	$(39,410)

Class R5
Proceeds from shares issued	$427,506	$4,542,784	$2,476,266	$3,037,818
Distributions reinvested	244,957	478,282	212,631	506,856
Cost of shares redeemed	(2,458,587)	(8,410,806)	(4,962,336)	(11,010,452)

Change in net assets resulting from Class R5 capital transactions	$(1,786,124)	$(3,389,740)	$(2,273,439)	$(7,465,778)

Class R6
Proceeds from shares issued	$10,096,971	$16,253,882	$10,962,070	$14,984,162
Distributions reinvested	458,607	629,023	442,344	651,165
Cost of shares redeemed	(6,691,692)	(5,865,271)	(6,758,473)	(11,916,429)

Change in net assets resulting from Class R6 capital transactions	$3,863,886	$11,017,634	$4,645,941	$3,718,898

Select Class
Proceeds from shares issued	$860,375	$2,768,023	$553,440	$6,131,556
Distributions reinvested	88,153	135,024	92,736	163,684
Cost of shares redeemed	(2,292,076)	(1,029,254)	(1,517,287)	(5,863,290)

Change in net assets resulting from Select Class capital transactions	$(1,343,548)	$1,873,793	$(871,111)	$431,950

Total change in net assets resulting from capital transactions	$734,858	$9,389,997	$1,502,027	$(3,433,010)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Reinvested	14	26	14	25
Redeemed	—	(2,305)	—	(2,356)

Change in Class A Shares	14	(2,279)	14	(2,331)

Class C
Reinvested	12	17	10	17
Redeemed	—	(2,248)	—	(2,299)

Change in Class C Shares	12	(2,231)	10	(2,282)

Class R2
Reinvested	13	21	13	21
Redeemed	—	(2,282)	—	(2,332)

Change in Class R2 Shares	13	(2,261)	13	(2,311)

Class R5
Issued	25,622	285,261	142,535	180,945
Reinvested	14,708	29,603	12,366	30,409
Redeemed	(147,254)	(521,473)	(287,019)	(660,861)

Change in Class R5 Shares	(106,924)	(206,609)	(132,118)	(449,507)

Class R6
Issued	606,573	997,205	637,601	889,953
Reinvested	27,559	38,828	25,745	38,932
Redeemed	(399,612)	(362,289)	(390,033)	(708,222)

Change in Class R6 Shares	234,520	673,744	273,313	220,663

Select Class
Issued	51,463	172,756	32,100	364,473
Reinvested	5,295	8,339	5,394	9,806
Redeemed	(137,691)	(63,546)	(88,108)	(346,741)

Change in Select Class Shares	(80,933)	117,549	(50,614)	27,538

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$246	$423	$235	$412
Cost of shares redeemed	—	(43,097)	—	(45,217)

Change in net assets resulting from Class A capital transactions	$246	$(42,674)	$235	$(44,805)

Class C
Distributions reinvested	$191	$298	$179	$287
Cost of shares redeemed	—	(42,101)	—	(44,152)

Change in net assets resulting from Class C capital transactions	$191	$(41,803)	$179	$(43,865)

Class R2
Distributions reinvested	$218	$371	$207	$360
Cost of shares redeemed	—	(42,693)	—	(44,764)

Change in net assets resulting from Class R2 capital transactions	$218	$(42,322)	$207	$(44,404)

Class R5
Proceeds from shares issued	$4,565,518	$14,792,141	$5,070,996	$9,864,450
Distributions reinvested	752,628	1,355,300	717,303	1,329,106
Cost of shares redeemed	(4,609,176)	(20,878,240)	(2,932,475)	(16,664,544)

Change in net assets resulting from Class R5 capital transactions	$708,970	$(4,730,799)	$2,855,824	$(5,470,988)

Class R6
Proceeds from shares issued	$30,048,475	$39,654,769	$33,531,342	$39,845,469
Distributions reinvested	1,404,071	2,075,766	1,320,008	1,730,401
Cost of shares redeemed	(21,649,327)	(19,800,725)	(14,147,613)	(13,972,401)

Change in net assets resulting from Class R6 capital transactions	$9,803,219	$21,929,810	$20,703,737	$27,603,469

Select Class
Proceeds from shares issued	$3,622,652	$9,296,120	$1,388,332	$12,624,330
Distributions reinvested	256,578	373,032	239,708	333,425
Cost of shares redeemed	(3,749,862)	(4,278,569)	(3,737,210)	(5,057,893)

Change in net assets resulting from Select Class capital transactions	$129,368	$5,390,583	$(2,109,170)	$7,899,862

Total change in net assets resulting from capital transactions	$10,642,212	$22,462,795	$21,451,012	$29,899,269

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Reinvested	13	25	13	23
Redeemed	—	(2,399)	—	(2,433)

Change in Class A Shares	13	(2,374)	13	(2,410)

Class C
Reinvested	11	17	9	17
Redeemed	—	(2,345)	—	(2,377)

Change in Class C Shares	11	(2,328)	9	(2,360)

Class R2
Reinvested	12	22	11	20
Redeemed	—	(2,377)	—	(2,409)

Change in Class R2 Shares	12	(2,355)	11	(2,389)

Class R5
Issued	249,699	852,179	267,774	544,702
Reinvested	41,382	77,492	38,073	73,781
Redeemed	(252,791)	(1,197,737)	(155,735)	(928,564)

Change in Class R5 Shares	38,290	(268,066)	150,112	(310,081)

Class R6
Issued	1,656,039	2,256,511	1,782,416	2,197,876
Reinvested	77,247	118,375	70,096	95,724
Redeemed	(1,183,810)	(1,132,741)	(747,565)	(775,085)

Change in Class R6 Shares	549,476	1,242,145	1,104,947	1,518,515

Select Class
Issued	200,203	527,492	73,702	695,697
Reinvested	14,120	21,295	12,731	18,442
Redeemed	(204,886)	(246,684)	(198,221)	(283,853)

Change in Select Class Shares	9,437	302,103	(111,788)	430,286

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$230	$399	$226	$392
Cost of shares redeemed	—	(47,115)	—	(48,607)

Change in net assets resulting from Class A capital transactions	$230	$(46,716)	$226	$(48,215)

Class C
Distributions reinvested	$174	$275	$171	$269
Cost of shares redeemed	—	(46,019)	—	(47,486)

Change in net assets resulting from Class C capital transactions	$174	$(45,744)	$171	$(47,217)

Class R2
Distributions reinvested	$202	$347	$199	$340
Cost of shares redeemed	—	(46,647)	—	(48,165)

Change in net assets resulting from Class R2 capital transactions	$202	$(46,300)	$199	$(47,825)

Class R5
Proceeds from shares issued	$3,098,435	$12,068,835	$3,712,283	$9,874,177
Distributions reinvested	785,045	1,554,148	515,856	911,689
Cost of shares redeemed	(2,956,989)	(25,397,312)	(1,668,548)	(11,231,371)

Change in net assets resulting from Class R5 capital transactions	$926,491	$(11,774,329)	$2,559,591	$(445,505)

Class R6
Proceeds from shares issued	$36,049,507	$35,174,706	$29,811,455	$32,235,864
Distributions reinvested	1,275,030	1,539,062	1,028,942	1,309,044
Cost of shares redeemed	(11,229,829)	(14,000,851)	(15,201,299)	(9,891,783)

Change in net assets resulting from Class R6 capital transactions	$26,094,708	$22,712,917	$15,639,098	$23,653,125

Select Class
Proceeds from shares issued	$1,694,366	$8,874,056	$1,544,131	$5,367,242
Distributions reinvested	250,049	367,756	123,060	237,885
Cost of shares redeemed	(1,705,508)	(4,676,341)	(1,703,539)	(7,346,169)

Change in net assets resulting from Select Class capital transactions	$238,907	$4,565,471	$(36,348)	$(1,741,042)

Total change in net assets resulting from capital transactions	$27,260,712	$15,365,299	$18,162,937	$21,323,321

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Reinvested	11	22	12	21
Redeemed	—	(2,455)	—	(2,471)

Change in Class A Shares	11	(2,433)	12	(2,450)

Class C
Reinvested	9	15	9	14
Redeemed	—	(2,398)	—	(2,415)

Change in Class C Shares	9	(2,383)	9	(2,401)

Class R2
Reinvested	10	19	10	18
Redeemed	—	(2,431)	—	(2,448)

Change in Class R2 Shares	10	(2,412)	10	(2,430)

Class R5
Issued	160,728	651,593	186,323	519,804
Reinvested	40,366	84,140	25,842	48,249
Redeemed	(152,200)	(1,376,502)	(84,074)	(595,020)

Change in Class R5 Shares	48,894	(640,769)	128,091	(26,967)

Class R6
Issued	1,865,754	1,898,856	1,498,052	1,709,107
Reinvested	65,543	83,004	51,550	69,110
Redeemed	(575,685)	(752,490)	(760,736)	(522,050)

Change in Class R6 Shares	1,355,612	1,229,370	788,866	1,256,167

Select Class
Issued	87,404	478,455	77,650	285,233
Reinvested	12,862	19,862	6,170	12,607
Redeemed	(88,058)	(255,985)	(85,980)	(393,230)

Change in Select Class Shares	12,208	242,332	(2,160)	(95,390)

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$224	$392	$222	$390
Cost of shares redeemed	—	(49,457)	—	(49,361)

Change in net assets resulting from Class A capital transactions	$224	$(49,065)	$222	$(48,971)

Class C
Distributions reinvested	168	269	167	268
Cost of shares redeemed	—	(48,323)	—	(48,228)

Change in net assets resulting from Class C capital transactions	$168	$(48,054)	$167	$(47,960)

Class R2
Distributions reinvested	$197	$341	$195	$340
Cost of shares redeemed	—	(48,952)	—	(48,857)

Change in net assets resulting from Class R2 capital transactions	$197	$(48,611)	$195	$(48,517)

Class R5
Proceeds from shares issued	$2,580,688	$10,073,506	$2,066,267	$6,734,996
Distributions reinvested	475,094	862,378	318,680	569,655
Cost of shares redeemed	(2,058,014)	(11,716,344)	(897,987)	(6,554,561)

Change in net assets resulting from Class R5 capital transactions	$997,768	$(780,460)	$1,486,960	$750,090

Class R6
Proceeds from shares issued	$27,811,498	$31,938,288	$15,448,638	$20,773,190
Distributions reinvested	951,034	1,142,943	565,797	675,330
Cost of shares redeemed	(11,685,818)	(10,844,698)	(6,432,568)	(5,088,457)

Change in net assets resulting from Class R6 capital transactions	$17,076,714	$22,236,533	$9,581,867	$16,360,063

Select Class
Proceeds from shares issued	$2,336,626	$5,923,678	$1,510,883	$4,805,116
Distributions reinvested	182,340	298,847	92,687	143,468
Cost of shares redeemed	(987,661)	(6,481,251)	(975,115)	(3,816,240)

Change in net assets resulting from Select Class capital transactions	$1,531,305	$(258,726)	$628,455	$1,132,344

Total change in net assets resulting from capital transactions	$19,606,376	$21,051,617	$11,697,866	$18,097,049

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Reinvested	11	21	11	21
Redeemed	—	(2,480)	—	(2,485)

Change in Class A Shares	11	(2,459)	11	(2,464)

Class C
Reinvested	8	14	8	14
Redeemed	—	(2,424)	—	(2,429)

Change in Class C Shares	8	(2,410)	8	(2,415)

Class R2
Reinvested	10	18	10	18
Redeemed	—	(2,455)	—	(2,461)

Change in Class R2 Shares	10	(2,437)	10	(2,443)

Class R5
Issued	128,428	532,639	103,127	354,383
Reinvested	23,488	45,238	15,810	29,985
Redeemed	(102,777)	(617,786)	(44,916)	(345,537)

Change in Class R5 Shares	49,139	(39,909)	74,021	38,831

Class R6
Issued	1,390,114	1,682,596	768,022	1,094,870
Reinvested	47,017	59,815	28,044	35,425
Redeemed	(579,139)	(560,773)	(319,006)	(264,517)

Change in Class R6 Shares	857,992	1,181,638	477,060	865,778

Select Class
Issued	116,426	310,728	75,417	256,349
Reinvested	9,020	15,688	4,599	7,548
Redeemed	(49,539)	(345,181)	(49,068)	(204,108)

Change in Select Class Shares	75,907	(18,765)	30,948	59,789

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$222	$392	$224	$375
Cost of shares redeemed	—	(49,352)	—	(49,117)

Change in net assets resulting from Class A capital transactions	$222	$(48,960)	$224	$(48,742)

Class C
Distributions reinvested	$167	$268	$168	$253
Cost of shares redeemed	—	(48,216)	—	(47,956)

Change in net assets resulting from Class C capital transactions	$167	$(47,948)	$168	$(47,703)

Class R2
Distributions reinvested	$194	$341	$196	$323
Cost of shares redeemed	—	(48,903)	—	(48,614)

Change in net assets resulting from Class R2 capital transactions	$194	$(48,562)	$196	$(48,291)

Class R5
Proceeds from shares issued	$1,728,017	$6,020,577	$1,001,034	$2,684,877
Distributions reinvested	228,689	399,771	110,868	170,645
Cost of shares redeemed	(1,450,221)	(4,254,475)	(456,773)	(1,351,311)

Change in net assets resulting from Class R5 capital transactions	$506,485	$2,165,873	$655,129	$1,504,211

Class R6
Proceeds from shares issued	$15,224,997	$16,766,240	$6,075,465	$7,061,404
Distributions reinvested	415,715	362,994	159,486	136,164
Cost of shares redeemed	(3,566,044)	(4,364,900)	(1,130,974)	(1,173,412)

Change in net assets resulting from Class R6 capital transactions	$12,074,668	$12,764,334	$5,103,977	$6,024,156

Select Class
Proceeds from shares issued	$2,069,229	$5,459,682	$736,158	$2,888,471
Distributions reinvested	116,729	146,612	47,182	59,443
Cost of shares redeemed	(883,339)	(3,774,766)	(352,870)	(1,473,230)

Change in net assets resulting from Select Class capital transactions	$1,302,619	$1,831,528	$430,470	$1,474,684

Total change in net assets resulting from capital transactions	$13,884,355	$16,616,265	$6,190,164	$8,858,315

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Reinvested	11	21	11	20
Redeemed	—	(2,485)	—	(2,516)

Change in Class A Shares	11	(2,464)	11	(2,496)

Class C
Reinvested	8	14	8	14
Redeemed	—	(2,429)	—	(2,459)

Change in Class C Shares	8	(2,415)	8	(2,445)

Class R2
Reinvested	10	18	10	17
Redeemed	—	(2,464)	—	(2,491)

Change in Class R2 Shares	10	(2,446)	10	(2,474)

Class R5
Issued	86,515	318,294	50,792	143,252
Reinvested	11,351	21,044	5,585	9,115
Redeemed	(72,571)	(224,027)	(23,173)	(72,566)

Change in Class R5 Shares	25,295	115,311	33,204	79,801

Class R6
Issued	760,680	884,990	306,949	374,815
Reinvested	20,623	19,022	8,031	7,240
Redeemed	(177,710)	(226,904)	(57,253)	(62,284)

Change in Class R6 Shares	603,593	677,108	257,727	319,771

Select Class
Issued	103,515	293,624	37,399	155,264
Reinvested	5,794	7,700	2,378	3,170
Redeemed	(43,998)	(198,204)	(18,050)	(82,162)

Change in Select Class Shares	65,311	103,120	21,727	76,272

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement Blend 2060 Fund
Period Ended December 31, 2016 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,000
Distributions reinvested	217

Change in net assets resulting from Class A capital transactions	$20,217

Class C
Proceeds from shares issued	$20,000
Distributions reinvested	184

Change in net assets resulting from Class C capital transactions	$20,184

Class R2
Proceeds from shares issued	$20,000
Distributions reinvested	200

Change in net assets resulting from Class R2 capital transactions	$20,200

Class R5
Proceeds from shares issued	$20,000
Distributions reinvested	243

Change in net assets resulting from Class R5 capital transactions	$20,243

Class R6
Proceeds from shares issued	$140,849
Distributions reinvested	1,405

Change in net assets resulting from Class R6 capital transactions	$142,254

Select Class
Proceeds from shares issued	$900,190
Distributions reinvested	10,501

Change in net assets resulting from Select Class capital transactions	$910,691

Total change in net assets resulting from capital transactions	$1,133,789

(a)	Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

JPMorgan SmartRetirement Blend 2060 Fund
Period Ended December 31, 2016 (a) (Unaudited)
SHARE TRANSACTIONS:
Class A
Issued	1,333
Reinvested	15

Change in Class A Shares	1,348

Class C
Issued	1,333
Reinvested	12

Change in Class C Shares	1,345

Class R2
Issued	1,334
Reinvested	13

Change in Class R2 Shares	1,347

Class R5
Issued	1,333
Reinvested	16

Change in Class R5 Shares	1,349

Class R6
Issued	9,283
Reinvested	94

Change in Class R6 Shares	9,377

Select Class
Issued	60,013
Reinvested	698

Change in Select Class Shares	60,711

(a)	Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend Income Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$16.50	$0.18	(h)	$0.05	$0.23	$(0.19)	$—	$(0.19)
Year Ended June 30, 2016	16.47	0.31	(h)	0.05	0.36	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	16.78	0.28		(0.19)	0.09	(0.28)	(0.12)	(0.40)
Year Ended June 30, 2014	15.44	0.30	(h)	1.33	1.63	(0.28)	(0.01)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(k)	0.41	0.73	(0.29)	— (l)	(0.29)

Class C
Six Months Ended December 31, 2016 (Unaudited)	16.49	0.14	(h)	0.06	0.20	(0.15)	—	(0.15)
Year Ended June 30, 2016	16.46	0.21	(h)	0.05	0.26	(0.21)	(0.02)	(0.23)
Year Ended June 30, 2015	16.77	0.18		(0.19)	(0.01)	(0.18)	(0.12)	(0.30)
Year Ended June 30, 2014	15.44	0.20	(h)	1.33	1.53	(0.19)	(0.01)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.23	(k)	0.41	0.64	(0.20)	— (l)	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	16.50	0.16	(h)	0.05	0.21	(0.17)	—	(0.17)
Year Ended June 30, 2016	16.47	0.27	(h)	0.05	0.32	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)
Year Ended June 30, 2014	15.44	0.26	(h)	1.32	1.58	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.28	(k)	0.41	0.69	(0.25)	— (l)	(0.25)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	16.50	0.21	(h)	0.06	0.27	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.47	0.35	(h)	0.07	0.42	(0.37)	(0.02)	(0.39)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.44	0.38	(h)	1.30	1.68	(0.34)	(0.01)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(k)	0.45	0.78	(0.34)	— (l)	(0.34)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	16.51	0.23	(h)	0.04	0.27	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.48	0.37	(h)	0.06	0.43	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.45	0.39	(h)	1.30	1.69	(0.35)	(0.01)	(0.36)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(k)	0.43	0.80	(0.35)	— (l)	(0.35)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	16.50	0.19	(h)	0.06	0.25	(0.21)	—	(0.21)
Year Ended June 30, 2016	16.47	0.33	(h)	0.06	0.39	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(h)	1.31	1.65	(0.31)	(0.01)	(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34	(k)	0.41	0.75	(0.31)	— (l)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.54	1.40%	$21,103	0.54%		2.14%		2.51%		24%
16.50	2.23	20,811	0.57		1.90		3.12		52
16.47	0.53	58,318	0.56		1.66		1.37		24
16.78	10.61	57,991	0.51	(i)	1.85	(i)	1.87	(i)	86
15.44	4.87	52,447	0.54	(i)	2.07	(i)(k)	12.14	(i)	84

16.54	1.21	20,828	1.04		1.65		3.05		24
16.49	1.61	20,591	1.17		1.29		3.65		52
16.46	(0.05)	57,280	1.15		1.06		1.87		24
16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86
15.44	4.26	52,134	1.14	(i)	1.47	(i)(k)	12.64	(i)	84

16.54	1.27	20,955	0.79		1.90		2.79		24
16.50	1.97	20,690	0.82		1.65		3.39		52
16.47	0.35	57,882	0.81		1.41		1.62		24
16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86
15.44	4.61	52,315	0.79	(i)	1.81	(i)(k)	12.38	(i)	84

16.54	1.60	17,595,194	0.13		2.51		0.70		24
16.50	2.58	19,314,726	0.22		2.19		0.80		52
16.47	0.95	22,682,759	0.20		2.02		0.87		24
16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86
15.44	5.24	398,244	0.20	(i)	3.20	(i)(k)	9.64	(i)	84

16.55	1.65	35,313,969	0.04		2.71		0.61		24
16.51	2.64	31,351,683	0.17		2.29		0.69		52
16.48	0.99	20,191,251	0.16		2.08		0.77		24
16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86
15.45	5.34	3,874,952	0.17	(i)	2.47	(i)(k)	4.40	(i)	84

16.54	1.52	6,479,200	0.29		2.32		0.92		24
16.50	2.39	7,797,395	0.42		2.03		0.98		52
16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)(k)	11.88	(i)	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2015 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.04	$0.19	(h)	$0.06	$0.25	$(0.20)	$—	$(0.20)
Year Ended June 30, 2016	17.02	0.32	(h)	0.03	0.35	(0.33)	— (i)	(0.33)
Year Ended June 30, 2015	17.29	0.30	(h)	(0.15)	0.15	(0.30)	(0.12)	(0.42)
Year Ended June 30, 2014	15.71	0.32	(h)	1.61	1.93	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.35	(l)	0.66	1.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.03	0.14	(h)	0.06	0.20	(0.15)	—	(0.15)
Year Ended June 30, 2016	17.01	0.22	(h)	0.03	0.25	(0.23)	— (i)	(0.23)
Year Ended June 30, 2015	17.28	0.19	(h)	(0.14)	0.05	(0.20)	(0.12)	(0.32)
Year Ended June 30, 2014	15.71	0.22	(h)	1.60	1.82	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.25	(l)	0.66	0.91	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.03	0.16	(h)	0.06	0.22	(0.17)	—	(0.17)
Year Ended June 30, 2016	17.02	0.28	(h)	0.02	0.30	(0.29)	— (i)	(0.29)
Year Ended June 30, 2015	17.29	0.25	(h)	(0.15)	0.10	(0.25)	(0.12)	(0.37)
Year Ended June 30, 2014	15.71	0.28	(h)	1.61	1.89	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.31	(l)	0.66	0.97	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	17.03	0.22	(h)	0.06	0.28	(0.23)	—	(0.23)
Year Ended June 30, 2016	17.02	0.37	(h)	0.03	0.40	(0.39)	— (i)	(0.39)
Year Ended June 30, 2015	17.29	0.36	(h)	(0.15)	0.21	(0.36)	(0.12)	(0.48)
Year Ended June 30, 2014	15.71	0.39	(h)	1.60	1.99	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.35	(l)	0.71	1.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	17.04	0.23	(h)	0.06	0.29	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.02	0.39	(h)	0.03	0.42	(0.40)	— (i)	(0.40)
Year Ended June 30, 2015	17.29	0.37	(h)	(0.16)	0.21	(0.36)	(0.12)	(0.48)
Year Ended June 30, 2014	15.72	0.41	(h)	1.58	1.99	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(l)	0.69	1.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	17.03	0.20	(h)	0.07	0.27	(0.22)	—	(0.22)
Year Ended June 30, 2016	17.01	0.33	(h)	0.05	0.38	(0.36)	— (i)	(0.36)
Year Ended June 30, 2015	17.29	0.34	(h)	(0.17)	0.17	(0.33)	(0.12)	(0.45)
Year Ended June 30, 2014	15.71	0.37	(h)	1.59	1.96	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(l)	0.66	1.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.09	1.44%	$21,117	0.53%		2.14%		2.52%		28%
17.04	2.15	20,818	0.57		1.94		3.11		61
17.02	0.86	60,484	0.56		1.73		1.25		23
17.29	12.36	59,964	0.51	(j)	1.94	(j)	1.54	(j)	75
15.71	6.73	53,380	0.55	(j)	2.24	(j)(l)	11.07	(j)	50

17.08	1.18	20,839	1.04		1.63		3.06		28
17.03	1.54	20,595	1.17		1.33		3.61		61
17.01	0.26	59,407	1.15		1.13		1.74		23
17.28	11.65	59,249	1.11	(j)	1.34	(j)	2.03	(j)	75
15.71	6.12	53,060	1.15	(j)	1.63	(j)(l)	11.56	(j)	50

17.08	1.31	20,986	0.79		1.88		2.80		28
17.03	1.84	20,716	0.82		1.68		3.35		61
17.02	0.61	60,030	0.81		1.48		1.49		23
17.29	12.09	59,663	0.76	(j)	1.69	(j)	1.78	(j)	75
15.71	6.47	53,245	0.80	(j)	1.98	(j)(l)	11.31	(j)	50

17.08	1.65	15,439,933	0.12		2.52		0.69		28
17.03	2.45	17,644,670	0.22		2.21		0.76		61
17.02	1.21	25,280,472	0.20		2.10		0.73		23
17.29	12.75	21,360,913	0.19	(j)	2.32	(j)	0.88	(j)	75
15.71	7.11	1,664,879	0.22	(j)	4.74	(j)(l)	4.81	(j)	50

17.09	1.69	35,250,319	0.04		2.68		0.62		28
17.04	2.57	30,490,415	0.17		2.30		0.66		61
17.02	1.26	26,706,166	0.16		2.13		0.67		23
17.29	12.73	23,135,359	0.12	(j)	2.44	(j)	1.01	(j)	75
15.72	7.22	12,260,353	0.17	(j)	2.70	(j)(l)	1.91	(j)	50

17.08	1.56	7,045,637	0.29		2.35		0.92		28
17.03	2.29	7,886,793	0.42		1.99		0.97		61
17.01	0.97	7,410,367	0.41		1.97		0.92		23
17.29	12.55	3,168,728	0.38	(j)	2.23	(j)	1.28	(j)	75
15.71	6.90	918,172	0.40	(j)	2.40	(j)(l)	10.55	(j)	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2020 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$17.90	$0.20	(h)	$0.21	$0.41	$(0.21)	$—	$(0.21)
Year Ended June 30, 2016	17.91	0.35	(h)	0.01	0.36	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	18.03	0.33	(h)	(0.05)	0.28	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.03	0.33	(h)(i)	2.02	2.35	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	0.96	1.33	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.89	0.16	(h)	0.21	0.37	(0.17)	—	(0.17)
Year Ended June 30, 2016	17.91	0.25	(h)	(0.01)	0.24	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.03	0.22	(h)	(0.05)	0.17	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.02	0.23	(h)(i)	2.03	2.26	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	0.96	1.23	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	17.89	0.18	(h)	0.21	0.39	(0.19)	—	(0.19)
Year Ended June 30, 2016	17.91	0.31	(h)	— (l)	0.31	(0.32)	(0.01)	(0.33)
Year Ended June 30, 2015	18.03	0.28	(h)	(0.05)	0.23	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.03	0.29	(h)(i)	2.02	2.31	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	0.96	1.29	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	17.90	0.24	(h)	0.20	0.44	(0.25)	—	(0.25)
Year Ended June 30, 2016	17.91	0.41	(h)	0.01	0.42	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.03	0.40	(h)	(0.06)	0.34	(0.38)	(0.08)	(0.46)
Year Ended June 30, 2014	16.03	0.46	(h)(i)	1.95	2.41	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.02	1.39	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	17.90	0.25	(h)	0.21	0.46	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.92	0.42	(h)	— (l)	0.42	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.03	0.40	(h)	(0.04)	0.36	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.03	0.44	(h)(i)	1.98	2.42	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.41	(i)	0.98	1.39	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	17.89	0.23	(h)	0.19	0.42	(0.23)	—	(0.23)
Year Ended June 30, 2016	17.91	0.38	(h)	— (l)	0.38	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.03	0.37	(h)	(0.06)	0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(h)(i)	1.99	2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.38	(i)	0.98	1.36	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.10	2.29%	$21,391	0.55%		2.22%		2.35%		22%
17.90	2.06	20,914	0.58		2.02		2.94		48
17.91	1.54	63,467	0.57		1.80		1.10		17
18.03	14.75	62,504	0.53	(j)	1.94	(i)(j)	1.28	(j)	49
16.03	8.93	54,454	0.56	(j)	2.33	(i)(j)	10.57	(j)	31

18.09	2.04	21,063	1.05		1.70		2.86		22
17.89	1.39	20,647	1.19		1.40		3.47		48
17.91	0.94	62,339	1.17		1.20		1.61		17
18.03	14.16	61,763	1.13	(j)	1.34	(i)(j)	1.78	(j)	49
16.02	8.23	54,131	1.16	(j)	1.73	(i)(j)	11.07	(j)	31

18.09	2.16	21,233	0.81		1.95		2.61		22
17.89	1.74	20,787	0.84		1.76		3.20		48
17.91	1.29	62,995	0.82		1.55		1.36		17
18.03	14.47	62,195	0.78	(j)	1.69	(i)(j)	1.53	(j)	49
16.03	8.66	54,320	0.81	(j)	2.08	(i)(j)	10.82	(j)	31

18.09	2.45	54,945,421	0.14		2.62		0.51		22
17.90	2.41	53,660,447	0.24		2.33		0.60		48
17.91	1.89	58,510,251	0.22		2.19		0.60		17
18.03	15.15	45,752,633	0.21	(j)	2.60	(i)(j)	0.68	(j)	49
16.03	9.31	667,513	0.22	(j)	4.48	(i)(j)	6.18	(j)	31

18.10	2.55	108,215,417	0.06		2.76		0.44		22
17.90	2.41	97,198,855	0.19		2.40		0.51		48
17.92	2.00	75,032,153	0.17		2.21		0.53		17
18.03	15.19	48,730,493	0.14	(j)	2.53	(i)(j)	0.76	(j)	49
16.03	9.35	17,419,901	0.18	(j)	2.84	(i)(j)	1.56	(j)	31

18.08	2.36	20,589,073	0.31		2.47		0.72		22
17.89	2.16	20,196,469	0.44		2.18		0.79		48
17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(j)	2.28	(i)(j)	1.01	(j)	49
16.03	9.10	988,689	0.41	(j)	2.52	(i)(j)	9.98	(j)	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2025 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$18.43	$0.20	(h)	$0.36	$0.56	$(0.21)	$—	$(0.21)
Year Ended June 30, 2016	18.52	0.35	(h)	(0.07)	0.28	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	18.58	0.32		0.01	0.33	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.27	0.33	(h)(i)	2.35	2.68	(0.35)	(0.02)	(0.37)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.20	1.57	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2016 (Unaudited)	18.42	0.15	(h)	0.36	0.51	(0.16)	—	(0.16)
Year Ended June 30, 2016	18.51	0.24	(h)	(0.07)	0.17	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.57	0.21		0.01	0.22	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.27	0.22	(h)(i)	2.35	2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.21	1.48	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	18.42	0.18	(h)	0.35	0.53	(0.18)	—	(0.18)
Year Ended June 30, 2016	18.51	0.30	(h)	(0.07)	0.23	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	18.58	0.28		(0.01)	0.27	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.27	0.29	(h)(i)	2.35	2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	1.20	1.53	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	18.43	0.24	(h)	0.36	0.60	(0.25)	—	(0.25)
Year Ended June 30, 2016	18.52	0.41	(h)	(0.07)	0.34	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.59	0.38		0.00 (l)	0.38	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.28	0.47	(h)(i)	2.27	2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.25	1.64	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	18.43	0.26	(h)	0.34	0.60	(0.25)	—	(0.25)
Year Ended June 30, 2016	18.52	0.43	(h)	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.58	0.38		0.02	0.40	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.27	0.44	(h)(i)	2.31	2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.21	1.63	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	18.42	0.22	(h)	0.36	0.58	(0.23)	—	(0.23)
Year Ended June 30, 2016	18.51	0.40	(h)	(0.09)	0.31	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(h)(i)	2.29	2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.22	1.61	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.78	3.02%	$21,471	0.57%		2.13%		2.36%		16%
18.43	1.56	20,841	0.59		1.95		2.95		45
18.52	1.77	65,562	0.58		1.74		1.13		14
18.58	16.57	64,440	0.53	(j)	1.88	(i)(j)	1.42	(j)	40
16.27	10.55	55,293	0.57	(j)	2.33	(i)(j)	10.86	(j)	25

18.77	2.77	21,174	1.07		1.60		2.87		16
18.42	0.95	20,606	1.20		1.33		3.48		45
18.51	1.17	64,394	1.18		1.14		1.64		14
18.57	15.83	63,675	1.12	(j)	1.28	(i)(j)	1.92	(j)	40
16.27	9.91	54,964	1.17	(j)	1.73	(i)(j)	11.36	(j)	25

18.77	2.90	21,346	0.82		1.85		2.61		16
18.42	1.31	20,748	0.85		1.68		3.22		45
18.51	1.46	65,072	0.83		1.49		1.39		14
18.58	16.29	64,120	0.78	(j)	1.63	(i)(j)	1.67	(j)	40
16.27	10.28	55,156	0.82	(j)	2.08	(i)(j)	11.11	(j)	25

18.78	3.23	55,372,179	0.16		2.53		0.53		16
18.43	1.92	51,575,522	0.25		2.25		0.62		45
18.52	2.07	57,570,135	0.22		2.17		0.63		14
18.59	16.96	41,884,578	0.21	(j)	2.62	(i)(j)	0.76	(j)	40
16.28	11.01	1,386,248	0.24	(j)	5.51	(i)(j)	4.79	(j)	25

18.78	3.28	107,168,481	0.07		2.74		0.44		16
18.43	1.97	84,808,931	0.20		2.37		0.52		45
18.52	2.17	57,094,878	0.18		2.19		0.55		14
18.58	17.02	31,592,373	0.14	(j)	2.47	(i)(j)	0.90	(j)	40
16.27	10.98	13,347,658	0.20	(j)	2.79	(i)(j)	1.76	(j)	25

18.77	3.15	20,284,332	0.32		2.33		0.74		16
18.42	1.73	21,966,302	0.45		2.19		0.82		45
18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(j)	2.33	(i)(j)	1.13	(j)	40
16.28	10.78	840,259	0.42	(j)	2.48	(i)(j)	10.56	(j)	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2030 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$18.90	$0.20	(h)	$0.54	$0.74	$(0.21)	$—	$(0.21)
Year Ended June 30, 2016	19.11	0.35	(h)	(0.19)	0.16	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.14	0.33	(h)	0.04	0.37	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.48	0.33	(h)(i)	2.67	3.00	(0.33)	(0.01)	(0.34)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.40	1.77	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2016 (Unaudited)	18.88	0.15	(h)	0.54	0.69	(0.16)	—	(0.16)
Year Ended June 30, 2016	19.10	0.23	(h)	(0.19)	0.04	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.13	0.21	(h)	0.05	0.26	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.22	(h)(i)	2.67	2.89	(0.23)	(0.01)	(0.24)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.41	1.68	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	18.89	0.17	(h)	0.54	0.71	(0.18)	—	(0.18)
Year Ended June 30, 2016	19.10	0.30	(h)	(0.19)	0.11	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.14	0.28	(h)	0.03	0.31	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.48	0.28	(h)(i)	2.68	2.96	(0.29)	(0.01)	(0.30)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	1.40	1.73	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	18.89	0.24	(h)	0.54	0.78	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.10	0.41	(h)	(0.18)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.40	(h)	0.03	0.43	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.48	0.52	(h)(i)	2.55	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.40	(i)	1.43	1.83	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	18.90	0.27	(h)	0.51	0.78	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.11	0.43	(h)	(0.20)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.41	(h)	0.04	0.45	(0.40)	(0.08)	(0.48)
Year Ended June 30, 2014	16.48	0.46	(h)(i)	2.61	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.41	1.83	(0.35)	—	(0.35)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	18.88	0.22	(h)	0.54	0.76	(0.23)	—	(0.23)
Year Ended June 30, 2016	19.09	0.39	(h)	(0.20)	0.19	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.13	0.37	(h)	0.02	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(h)(i)	2.63	3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.38	(i)	1.42	1.80	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.43	3.91%	$21,569	0.58%		2.05%		2.37%		15%
18.90	0.88	20,758	0.60		1.87		2.98		52
19.11	1.95	67,472	0.58		1.69		1.11		14
19.14	18.32	66,203	0.54	(j)	1.81	(i)(j)	1.45	(j)	36
16.48	11.89	55,947	0.58	(j)	2.31	(i)(j)	11.17	(j)	30

19.41	3.66	21,266	1.08		1.53		2.87		15
18.88	0.22	20,520	1.20		1.26		3.48		52
19.10	1.35	66,269	1.18		1.09		1.61		14
19.13	17.58	65,414	1.14	(j)	1.21	(i)(j)	1.95	(j)	36
16.48	11.25	55,613	1.18	(j)	1.71	(i)(j)	11.67	(j)	30

19.42	3.78	21,443	0.83		1.78		2.61		15
18.89	0.62	20,665	0.85		1.61		3.21		52
19.10	1.65	66,965	0.83		1.44		1.36		14
19.14	18.03	65,871	0.79	(j)	1.56	(i)(j)	1.70	(j)	36
16.48	11.62	55,807	0.83	(j)	2.06	(i)(j)	11.42	(j)	30

19.42	4.13	61,763,883	0.16		2.46		0.52		15
18.89	1.23	59,159,371	0.25		2.19		0.62		52
19.10	2.26	72,055,507	0.23		2.09		0.62		14
19.14	18.73	58,548,233	0.22	(j)	2.78	(i)(j)	0.73	(j)	36
16.48	12.29	974,686	0.26	(j)	4.51	(i)(j)	5.45	(j)	30

19.42	4.11	105,972,649	0.08		2.73		0.44		15
18.90	1.28	77,474,074	0.20		2.30		0.52		52
19.11	2.36	54,851,499	0.18		2.13		0.53		14
19.14	18.77	29,155,385	0.16	(j)	2.50	(i)(j)	0.89	(j)	36
16.48	12.33	6,769,334	0.22	(j)	2.80	(i)(j)	2.85	(j)	30

19.41	4.04	21,487,503	0.33		2.28		0.74		15
18.88	1.04	20,672,603	0.45		2.09		0.81		52
19.09	2.07	16,278,094	0.43		1.93		0.80		14
19.13	18.47	11,169,043	0.39	(j)	2.21	(i)(j)	1.13	(j)	36
16.48	12.06	929,479	0.43	(j)	2.45	(i)(j)	10.68	(j)	30

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2035 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.29	$0.20	(h)	$0.66	$0.86	$(0.21)	$—	$(0.21)
Year Ended June 30, 2016	19.57	0.34	(h)	(0.25)	0.09	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.57	0.32		0.07	0.39	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.67	0.31	(h)(i)	2.93	3.24	(0.32)	(0.02)	(0.34)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.60	1.97	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.28	0.15	(h)	0.66	0.81	(0.16)	—	(0.16)
Year Ended June 30, 2016	19.56	0.23	(h)	(0.25)	(0.02)	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.56	0.20		0.07	0.27	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2014	16.66	0.20	(h)(i)	2.93	3.13	(0.21)	(0.02)	(0.23)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.59	1.86	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	19.28	0.17	(h)	0.67	0.84	(0.19)	—	(0.19)
Year Ended June 30, 2016	19.57	0.29	(h)	(0.26)	0.03	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.57	0.27		0.07	0.34	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.67	0.27	(h)(i)	2.92	3.19	(0.27)	(0.02)	(0.29)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	1.60	1.93	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	19.29	0.24	(h)	0.67	0.91	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.58	0.41	(h)	(0.26)	0.15	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.58	0.38		0.07	0.45	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.67	0.51	(h)(i)	2.80	3.31	(0.38)	(0.02)	(0.40)
July 2, 2012 (k) through June 30, 2013	15.00	0.41	(i)	1.61	2.02	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	19.29	0.26	(h)	0.66	0.92	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.58	0.43	(h)	(0.27)	0.16	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.57	0.38		0.09	0.47	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.67	0.48	(h)(i)	2.83	3.31	(0.39)	(0.02)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(i)	1.60	2.03	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	19.28	0.23	(h)	0.66	0.89	(0.24)	—	(0.24)
Year Ended June 30, 2016	19.57	0.38	(h)	(0.27)	0.11	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(h)(i)	2.87	3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.60	1.99	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credit (f)		Portfolio turnover rate (c)(g)

$19.94	4.46%	$21,671	0.59%		2.01%		2.39%		21%
19.29	0.51	20,744	0.60		1.82		3.02		53
19.57	1.98	68,989	0.58		1.65		1.19		14
19.57	19.50	67,644	0.54	(j)	1.72	(i)(j)	1.94	(j)	37
16.67	13.21	56,597	0.59	(j)	2.29	(i)(j)	12.80	(j)	41

19.93	4.20	21,362	1.09		1.50		2.90		21
19.28	(0.10)	20,501	1.20		1.20		3.52		53
19.56	1.37	67,759	1.18		1.04		1.69		14
19.56	18.83	66,839	1.14	(j)	1.11	(i)(j)	2.43	(j)	37
16.66	12.49	56,260	1.19	(j)	1.69	(i)(j)	13.30	(j)	41

19.93	4.33	21,505	0.84		1.75		2.64		21
19.28	0.21	20,613	0.85		1.56		3.26		53
19.57	1.72	68,472	0.83		1.39		1.44		14
19.57	19.21	67,306	0.79	(j)	1.46	(i)(j)	2.18	(j)	37
16.67	12.93	56,455	0.84	(j)	2.04	(i)(j)	13.04	(j)	41

19.95	4.73	41,848,081	0.18		2.44		0.57		21
19.29	0.81	38,009,777	0.25		2.18		0.67		53
19.58	2.33	39,097,276	0.23		2.09		0.71		14
19.58	19.98	26,317,740	0.22	(j)	2.67	(i)(j)	0.91	(j)	37
16.67	13.60	606,414	0.26	(j)	5.21	(i)(j)	10.33	(j)	41

19.95	4.77	85,724,140	0.09		2.65		0.48		21
19.29	0.86	67,700,314	0.20		2.29		0.56		53
19.58	2.43	44,103,932	0.18		2.10		0.60		14
19.57	19.96	23,185,570	0.16	(j)	2.59	(i)(j)	1.08	(j)	37
16.67	13.65	1,295,293	0.23	(j)	2.78	(i)(j)	7.67	(j)	41

19.93	4.59	10,532,017	0.34		2.26		0.81		21
19.28	0.62	10,229,764	0.45		2.00		0.89		53
19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(j)	2.13	(i)(j)	1.41	(j)	37
16.67	13.38	1,176,228	0.45	(j)	2.41	(i)(j)	11.89	(j)	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2040 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.45	$0.20	(h)	$0.79	$0.99	$(0.21)	$—	$(0.21)
Year Ended June 30, 2016	19.83	0.34	(h)	(0.35)	(0.01)	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.80	0.32	(h)	0.09	0.41	(0.32)	(0.06)	(0.38)
Year Ended June 30, 2014	16.72	0.32	(h)(i)	3.10	3.42	(0.32)	(0.02)	(0.34)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.64	2.01	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.44	0.14	(h)	0.80	0.94	(0.16)	—	(0.16)
Year Ended June 30, 2016	19.82	0.22	(h)	(0.35)	(0.13)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.79	0.20	(h)	0.09	0.29	(0.20)	(0.06)	(0.26)
Year Ended June 30, 2014	16.72	0.20	(h)(i)	3.10	3.30	(0.21)	(0.02)	(0.23)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.65	1.92	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	19.44	0.17	(h)	0.80	0.97	(0.19)	—	(0.19)
Year Ended June 30, 2016	19.82	0.29	(h)	(0.35)	(0.06)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.80	0.27	(h)	0.08	0.35	(0.27)	(0.06)	(0.33)
Year Ended June 30, 2014	16.72	0.27	(h)(i)	3.10	3.37	(0.27)	(0.02)	(0.29)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(i)	1.65	1.97	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	19.45	0.24	(h)	0.79	1.03	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.83	0.41	(h)	(0.35)	0.06	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.80	0.41	(h)	0.07	0.48	(0.39)	(0.06)	(0.45)
Year Ended June 30, 2014	16.72	0.52	(h)(i)	2.96	3.48	(0.38)	(0.02)	(0.40)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	19.45	0.27	(h)	0.77	1.04	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.83	0.43	(h)	(0.36)	0.07	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.80	0.42	(h)	0.07	0.49	(0.40)	(0.06)	(0.46)
Year Ended June 30, 2014	16.72	0.48	(h)(i)	3.01	3.49	(0.39)	(0.02)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.66	2.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	19.44	0.23	(h)	0.78	1.01	(0.24)	—	(0.24)
Year Ended June 30, 2016	19.82	0.38	(h)	(0.36)	0.02	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.79	0.37	(h)	0.07	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(h)(i)	3.04	3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.65	2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$20.23	5.10%	$21,704	0.59%		1.97%		2.40%		17%
19.45	0.02	20,653	0.60		1.78		3.03		56
19.83	2.08	69,811	0.58		1.63		1.20		12
19.80	20.50	68,397	0.56	(j)	1.71	(i)(j)	1.93	(j)	22
16.72	13.52	56,777	0.60	(j)	2.88	(i)(j)	14.44	(j)	52

20.22	4.83	21,394	1.09		1.43		2.90		17
19.44	(0.59)	20,409	1.20		1.16		3.55		56
19.82	1.47	68,566	1.18		1.02		1.70		12
19.79	19.75	67,582	1.16	(j)	1.10	(i)(j)	2.44	(j)	22
16.72	12.87	56,439	1.20	(j)	1.68	(i)(j)	14.93	(j)	52

20.22	4.97	21,595	0.84		1.71		2.64		17
19.44	(0.23)	20,577	0.85		1.51		3.28		56
19.82	1.77	69,287	0.83		1.37		1.45		12
19.80	20.21	68,055	0.81	(j)	1.45	(i)(j)	2.18	(j)	22
16.72	13.25	56,635	0.85	(j)	2.03	(i)(j)	14.68	(j)	52

20.23	5.31	38,650,003	0.19		2.37		0.58		17
19.45	0.37	36,208,196	0.25		2.14		0.69		56
19.83	2.43	37,700,436	0.23		2.06		0.72		12
19.80	20.92	27,542,352	0.22	(j)	2.74	(i)(j)	0.88	(j)	22
16.72	13.92	669,908	0.27	(j)	5.57	(i)(j)	12.70	(j)	52

20.23	5.36	79,545,952	0.09		2.68		0.48		17
19.45	0.42	59,798,924	0.20		2.27		0.57		56
19.83	2.48	37,529,276	0.18		2.09		0.61		12
19.80	20.97	19,605,778	0.16	(j)	2.56	(i)(j)	1.04	(j)	22
16.72	13.96	504,437	0.23	(j)	2.67	(i)(j)	11.68	(j)	52

20.21	5.18	16,219,916	0.34		2.24		0.79		17
19.44	0.18	14,121,513	0.45		1.99		0.88		56
19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(j)	2.15	(i)(j)	1.35	(j)	22
16.72	13.70	928,644	0.45	(j)	2.44	(i)(j)	14.11	(j)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2045 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.39	$0.20	(h)	$0.79	$0.99	$(0.21)	$—	$(0.21)
Year Ended June 30, 2016	19.75	0.34	(h)	(0.33)	0.01	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.71	0.32		0.08	0.40	(0.32)	(0.04)	(0.36)
Year Ended June 30, 2014	16.72	0.32	(h)(i)	3.05	3.37	(0.33)	(0.05)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.65	2.02	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.38	0.15	(h)	0.78	0.93	(0.16)	—	(0.16)
Year Ended June 30, 2016	19.74	0.22	(h)	(0.33)	(0.11)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.70	0.20		0.08	0.28	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2014	16.71	0.21	(h)(i)	3.05	3.26	(0.22)	(0.05)	(0.27)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.64	1.91	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	19.38	0.17	(h)	0.79	0.96	(0.18)	—	(0.18)
Year Ended June 30, 2016	19.74	0.29	(h)	(0.33)	(0.04)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.71	0.27		0.07	0.34	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2014	16.72	0.27	(h)(i)	3.05	3.32	(0.28)	(0.05)	(0.33)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	1.65	1.98	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	19.39	0.24	(h)	0.78	1.02	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.75	0.41	(h)	(0.33)	0.08	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.71	0.38		0.09	0.47	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2014	16.72	0.55	(h)(i)	2.88	3.43	(0.39)	(0.05)	(0.44)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	19.40	0.27	(h)	0.77	1.04	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.76	0.44	(h)	(0.35)	0.09	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.72	0.39		0.09	0.48	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.5	(h)(i)	2.95	3.45	(0.40)	(0.05)	(0.45)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(i)	1.65	2.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	19.38	0.22	(h)	0.78	1.00	(0.23)	—	(0.23)
Year Ended June 30, 2016	19.74	0.39	(h)	(0.35)	0.04	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(h)(i)	3.01	3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.65	2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$20.17	5.10%	$21,716	0.59%		1.98%		2.46%		14%
19.39	0.11	20,668	0.60		1.78		3.14		54
19.75	2.08	69,714	0.58		1.62		1.42		15
19.71	20.29	68,311	0.53	(j)	1.73	(i)(j)	3.34	(j)	31
16.72	13.56	56,774	0.60	(j)	2.28	(i)(j)	15.87	(j)	64

20.15	4.79	21,405	1.09		1.45		2.99		14
19.38	(0.50)	20,425	1.20		1.16		3.65		54
19.74	1.47	68,470	1.18		1.02		1.92		15
19.70	19.62	67,498	1.13	(j)	1.13	(i)(j)	3.84	(j)	31
16.71	12.84	56,435	1.20	(j)	1.68	(i)(j)	16.36	(j)	64

20.16	4.97	21,608	0.84		1.70		2.73		14
19.38	(0.15)	20,592	0.85		1.51		3.39		54
19.74	1.77	69,190	0.83		1.37		1.67		15
19.71	20.00	67,969	0.78	(j)	1.48	(i)(j)	3.59	(j)	31
16.72	13.29	56,632	0.85	(j)	2.03	(i)(j)	16.1	(j)	64

20.16	5.26	26,351,270	0.19		2.38		0.69		14
19.39	0.46	23,904,086	0.25		2.16		0.83		54
19.75	2.44	23,577,304	0.23		2.07		0.94		15
19.71	20.71	15,862,556	0.21	(j)	2.87	(i)(j)	1.32	(j)	31
16.72	13.96	197,653	0.26	(j)	3.43	(i)(j)	15.73	(j)	64

20.18	5.36	47,042,797	0.09		2.64		0.57		14
19.40	0.51	35,978,570	0.20		2.31		0.68		54
19.76	2.48	19,533,673	0.18		2.15		0.79		15
19.72	20.81	7,446,757	0.16	(j)	2.67	(i)(j)	1.97	(j)	31
16.72	14.00	162,602	0.23	(j)	2.41	(i)(j)	14.36	(j)	64

20.15	5.18	8,870,433	0.34		2.23		0.94		14
19.38	0.27	7,930,339	0.45		2.06		1.05		54
19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(j)	2.10	(i)(j)	2.56	(j)	31
16.72	13.73	855,650	0.45	(j)	2.43	(i)(j)	15.61	(j)	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2050 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.38	$0.20	(h)	$0.79		$0.99	$(0.21)	$—	$(0.21)
Year Ended June 30, 2016	19.74	0.34	(h)	(0.33	)(i)	0.01	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2015	19.72	0.32		0.07		0.39	(0.33)	(0.04)	(0.37)
Year Ended June 30, 2014	16.73	0.33	(h)(j)	3.05		3.38	(0.34)	(0.05)	(0.39)
July 2, 2012 (l) through June 30, 2013	15.00	0.36	(j)	1.67		2.03	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.37	0.15	(h)	0.78		0.93	(0.16)	—	(0.16)
Year Ended June 30, 2016	19.73	0.22	(h)	(0.32	)(i)	(0.10)	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2015	19.71	0.20		0.07		0.27	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.21	(h)(j)	3.06		3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.65		1.92	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	19.38	0.17	(h)	0.78		0.95	(0.18)	—	(0.18)
Year Ended June 30, 2016	19.74	0.29	(h)	(0.32	)(i)	(0.03)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	19.71	0.27		0.08		0.35	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2014	16.72	0.28	(h)(j)	3.06		3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (l) through June 30, 2013	15.00	0.32	(j)	1.66		1.98	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	19.38	0.24	(h)	0.78		1.02	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.74	0.41	(h)	(0.33	)(i)	0.08	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2015	19.71	0.39		0.08		0.47	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.53	(h)(j)	2.92		3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	19.39	0.28	(h)	0.75		1.03	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.75	0.46	(h)	(0.37	)(i)	0.09	(0.43)	(0.02)	(0.45)
Year Ended June 30, 2015	19.72	0.41		0.07		0.48	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2014	16.73	0.49	(h)(j)	2.97		3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(j)	1.66		2.09	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	19.37	0.23	(h)	0.78		1.01	(0.23)	—	(0.23)
Year Ended June 30, 2016	19.73	0.38	(h)	(0.33	)(i)	0.05	(0.39)	(0.02)	(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07		0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(h)(j)	3.01		3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.66		2.05	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$20.16	5.10%	$21,743	0.59%		1.98%		2.51%		12%
19.38	0.11	20,694	0.60		1.78		3.27		60
19.74	1.97	69,732	0.58		1.63		1.57		11
19.72	20.36	68,363	0.55	(k)	1.77	(j)(k)	3.42	(k)	23
16.73	13.62	56,796	0.60	(k)	2.28	(j)(k)	15.61	(k)	49

20.14	4.79	21,435	1.09		1.45		3.07		12
19.37	(0.50)	20,454	1.20		1.16		3.80		60
19.73	1.37	68,487	1.18		1.03		2.07		11
19.71	19.68	67,548	1.15	(k)	1.17	(j)(k)	3.92	(k)	23
16.72	12.90	56,458	1.20	(k)	1.67	(j)(k)	16.10	(k)	49

20.15	4.92	21,578	0.84		1.70		2.81		12
19.38	(0.15)	20,565	0.85		1.51		3.54		60
19.74	1.78	69,207	0.83		1.38		1.82		11
19.71	20.08	68,021	0.80	(k)	1.52	(j)(k)	3.67	(k)	23
16.72	13.28	56,654	0.85	(k)	2.02	(j)(k)	15.85	(k)	49

20.15	5.26	18,778,747	0.19		2.36		0.76		12
19.38	0.46	17,568,136	0.25		2.17		0.99		60
19.74	2.38	15,617,460	0.23		2.06		1.09		11
19.71	20.79	11,027,186	0.21	(k)	2.78	(j)(k)	1.74	(k)	23
16.72	13.95	503,559	0.27	(k)	4.14	(j)(k)	14.51	(k)	49

20.16	5.31	35,612,215	0.09		2.76		0.64		12
19.39	0.51	22,544,112	0.21		2.41		0.83		60
19.75	2.43	9,591,809	0.18		2.20		0.92		11
19.72	20.82	3,503,945	0.16	(k)	2.60	(j)(k)	2.52	(k)	23
16.73	14.06	238,087	0.22	(k)	3.09	(j)(k)	14.50	(k)	49

20.15	5.24	10,434,556	0.34		2.25		1.01		12
19.37	0.27	8,769,180	0.45		2.01		1.18		60
19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(k)	2.16	(j)(k)	2.90	(k)	23
16.73	13.79	860,746	0.45	(k)	2.43	(j)(k)	15.35	(k)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2055 Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.10	$0.20	(h)	$0.76	$0.96	$(0.21)	$—	$(0.21)
Year Ended June 30, 2016	19.41	0.33	(h)	(0.29)	0.04	(0.34)	(0.01)	(0.35)
Year Ended June 30, 2015	19.36	0.32		0.08	0.40	(0.32)	(0.03)	(0.35)
Year Ended June 30, 2014	16.71	0.33	(h)(i)	2.95	3.28	(0.40)	(0.23)	(0.63)
July 2, 2012 (k) through June 30, 2013	15.00	0.36	(i)	1.65	2.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.08	0.14	(h)	0.78	0.92	(0.16)	—	(0.16)
Year Ended June 30, 2016	19.39	0.22	(h)	(0.29)	(0.07)	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2015	19.35	0.20		0.08	0.28	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2014	16.70	0.22	(h)(i)	2.95	3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.63	1.90	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	19.09	0.17	(h)	0.76	0.93	(0.18)	—	(0.18)
Year Ended June 30, 2016	19.40	0.28	(h)	(0.29)	(0.01)	(0.29)	(0.01)	(0.30)
Year Ended June 30, 2015	19.35	0.27		0.09	0.36	(0.28)	(0.03)	(0.31)
Year Ended June 30, 2014	16.71	0.29	(h)(i)	2.94	3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(i)	1.65	1.97	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	19.09	0.24	(h)	0.77	1.01	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.41	0.41	(h)	(0.31)	0.10	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2015	19.36	0.39		0.08	0.47	(0.39)	(0.03)	(0.42)
Year Ended June 30, 2014	16.71	0.58	(h)(i)	2.77	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.64	2.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	19.10	0.28	(h)	0.74	1.02	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.41	0.47	(h)	(0.35)	0.12	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	19.36	0.40		0.08	0.48	(0.40)	(0.03)	(0.43)
Year Ended June 30, 2014	16.71	0.46	(h)(i)	2.89	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(i)	1.64	2.07	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	19.09	0.23	(h)	0.75	0.98	(0.23)	—	(0.23)
Year Ended June 30, 2016	19.40	0.37	(h)	(0.30)	0.07	(0.37)	(0.01)	(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(h)(i)	2.93	3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.64	2.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.85	5.01%	$21,741	0.59%		1.97%		2.95%		11%
19.10	0.25	20,699	0.60		1.77		3.76		53
19.41	2.12	69,475	0.58		1.64		3.04		16
19.36	19.92	68,033	0.51	(j)	1.84	(i)(j)	9.61	(j)	23
16.71	13.49	56,738	0.60	(j)	2.27	(i)(j)	16.56	(j)	52

19.84	4.81	21,464	1.09		1.46		3.48		11
19.08	(0.35)	20,489	1.20		1.16		4.28		53
19.39	1.46	68,236	1.18		1.03		3.53		16
19.35	19.25	67,223	1.10	(j)	1.23	(i)(j)	10.11	(j)	23
16.70	12.77	56,400	1.20	(j)	1.67	(i)(j)	17.04	(j)	52

19.84	4.88	21,635	0.84		1.71		3.22		11
19.09	0.00 (l)	20,625	0.85		1.51		4.02		53
19.40	1.87	68,954	0.83		1.38		3.28		16
19.35	19.57	67,693	0.75	(j)	1.59	(i)(j)	9.86	(j)	23
16.71	13.21	56,597	0.85	(j)	2.02	(i)(j)	16.79	(j)	52

19.85	5.27	9,106,427	0.19		2.41		1.19		11
19.09	0.56	8,126,493	0.25		2.17		1.46		53
19.41	2.48	6,710,477	0.23		2.13		2.43		16
19.36	20.34	3,988,320	0.21	(j)	3.10	(i)(j)	4.01	(j)	23
16.71	13.88	71,611	0.25	(j)	2.68	(i)(j)	16.17	(j)	52

19.86	5.32	13,538,437	0.09		2.78		1.07		11
19.10	0.66	8,100,832	0.21		2.52		1.33		53
19.41	2.52	2,025,206	0.18		2.24		2.01		16
19.36	20.38	363,385	0.14	(j)	2.51	(i)(j)	8.79	(j)	23
16.71	13.93	108,546	0.21	(j)	2.85	(i)(j)	16.21	(j)	52

19.84	5.14	4,124,572	0.34		2.27		1.43		11
19.09	0.43	3,553,395	0.45		1.96		1.66		53
19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(j)	2.04	(i)(j)	9.30	(j)	23
16.71	13.66	901,904	0.45	(j)	2.44	(i)(j)	16.31	(j)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
SmartRetirement Blend 2060 Fund
Class A
August 31, 2016 (i) through December 31, 2016	$15.00	$0.15	$0.05	(j)	$0.20	$(0.16)

Class C
August 31, 2016 (i) through December 31, 2016	15.00	0.12	0.05	(j)	0.17	(0.14)

Class R2
August 31, 2016 (i) through December 31, 2016	15.00	0.13	0.05	(j)	0.18	(0.15)

Class R5
August 31, 2016 (i) through December 31, 2016	15.00	0.17	0.05	(j)	0.22	(0.18)

Class R6
August 31, 2016 (i) through December 31, 2016	15.00	0.27	(0.05	)(j)	0.22	(0.19)

Select Class
August 31, 2016 (i) through December 31, 2016	15.00	0.16	0.05	(j)	0.21	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)(h)

$15.04	1.35%	$20,265	0.63	%(k)	2.97	%(k)	19.53	%(k)	54%

15.03	1.12	20,229	1.15	(k)	2.45	(k)	20.02	(k)	54

15.03	1.20	20,246	0.90	(k)	2.70	(k)	19.77	(k)	54

15.04	1.48	20,290	0.25	(k)	3.34	(k)	19.08	(k)	54

15.03	1.45	140,949	0.14	(k)	5.33	(k)	21.51	(k)	54

15.04	1.43	912,803	0.40	(k)	3.20	(k)	17.95	(k)	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 11 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund*	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

*	The JPMorgan SmartRetirement® Blend 2060 Fund commenced operations on August 31, 2016.

Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calcu-

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

lated. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$59,186,711	$245,028	$—	$59,431,739

Appreciation in Other Financial Instruments
Futures Contracts	$5,997	$—	$—	$5,997

Depreciation in Other Financial Instruments
Futures Contracts	$(37,645)	$(19,481)	$—	$(57,126)

JPMorgan SmartRetirement Blend 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$57,559,955	$245,028	$—	$57,804,983

Appreciation in Other Financial Instruments
Futures Contracts	$4,517	$—	$—	$4,517

Depreciation in Other Financial Instruments
Futures Contracts	$(35,139)	$(19,481)	$—	$(54,620)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$182,841,791	$690,079	$—	$183,531,870

Appreciation in Other Financial Instruments
Futures Contracts	$4,881	$—	$—	$4,881

Depreciation in Other Financial Instruments
Futures Contracts	$(110,761)	$(60,420)	$—	$(171,181)

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$181,675,854	$665,076	$—	$182,340,930

Appreciation in Other Financial Instruments
Futures Contracts	$4,742	$—	$—	$4,742

Depreciation in Other Financial Instruments
Futures Contracts	$(124,511)	$(60,420)	$—	$(184,931)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$188,555,731	$715,081	$—	$189,270,812

Appreciation in Other Financial Instruments
Futures Contracts	$20,831	$—	$—	$20,831

Depreciation in Other Financial Instruments
Futures Contracts	$(116,143)	$(62,193)	$—	$(178,336)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$137,974,020	$695,079	$—	$138,669,099

Appreciation in Other Financial Instruments
Futures Contracts	$14,593	$—	$—	$14,593

Depreciation in Other Financial Instruments
Futures Contracts	$(115,024)	$(44,847)	$—	$(159,871)

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$135,082,246	$640,073	$—	$135,722,319

Appreciation in Other Financial Instruments
Futures Contracts	$14,594	$—	$—	$14,594

Depreciation in Other Financial Instruments
Futures Contracts	$(99,607)	$(44,847)	$—	$(144,454)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$82,566,966	$510,058	$—	$83,077,024

Appreciation in Other Financial Instruments
Futures Contracts	$8,395	$—	$—	$8,395

Depreciation in Other Financial Instruments
Futures Contracts	$(57,391)	$(27,369)	$—	$(84,760)

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$64,619,418	$370,042	$—	$64,989,460

Appreciation in Other Financial Instruments
Futures Contracts	$7,208	$—	$—	$7,208

Depreciation in Other Financial Instruments
Futures Contracts	$(52,509)	$(21,452)	$—	$(73,961)

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$26,862,606	$225,026	$—	$27,087,632

Appreciation in Other Financial Instruments
Futures Contracts	$3,136	$—	$—	$3,136

Depreciation in Other Financial Instruments
Futures Contracts	$(22,631)	$(7,888)	$—	$(30,519)

SmartRetirement Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,222,614	$—	$—	$1,222,614

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$458,810	$—	$—	$—	$—	49,334	$453,383
JPMorgan Core Bond Fund, Class R6 Shares	8,480,916	2,320,580	3,713,473	89,349	87,174	594,972	6,836,230
JPMorgan Corporate Bond Fund, Class R6 Shares	2,121,290	213,752	123,754	8,057	31,445	216,446	2,140,649
JPMorgan Emerging Economies Fund, Class R6 Shares	510,027	7,388	87,493	(15,106)	7,388	40,868	454,457
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	911,671	1,164,714	992,389	(51,871)	41,685	125,898	999,633
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	624,892	4,784	98,730	(14,014)	4,784	25,631	540,049

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend Income Fund (continued)
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	$57,149	$—	$—	$—	$—	6,927	$56,318
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,503,017	34,456	87,493	(6,902)	34,456	157,184	1,485,384
JPMorgan High Yield Fund, Class R6 Shares	4,077,798	1,406,189	560,149	(50,050)	127,302	687,203	5,044,073
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,702,779	5,444,818	11,147,597	—	4,701	—	—
JPMorgan Realty Income Fund, Class R6 Shares	1,323,754	401,243	248,232	75,229	26,917	101,604	1,313,743
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	13,095,898	8,225,498	-	5,002	4,870,400	4,870,400

	$25,772,103			$34,692	$370,854		$24,194,319

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$471,383	$—	$—	$—	$—	50,686	$465,808
JPMorgan Core Bond Fund, Class R6 Shares	7,279,804	2,019,274	2,725,466	80,392	81,974	550,973	6,330,682
JPMorgan Corporate Bond Fund, Class R6 Shares	2,036,668	293,369	249,790	11,199	29,215	203,579	2,013,396
JPMorgan Emerging Economies Fund, Class R6 Shares	467,296	88,804	133,758	(28,033)	7,207	39,866	443,307
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	927,152	1,342,997	1,241,229	(53,692)	39,203	119,390	947,954
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	541,052	4,261	79,252	(4,216)	4,261	22,828	480,996
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	71,158	—	—	—	—	8,625	70,123
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,391,752	199,811	160,973	(12,792)	32,089	154,837	1,463,206
JPMorgan High Yield Fund, Class R6 Shares	3,939,735	1,487,741	674,378	(52,277)	120,986	663,862	4,872,750
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,831,951	9,825,793	14,657,744	—	4,274	—	—
JPMorgan Realty Income Fund, Class R6 Shares	1,253,877	281,582	108,951	82,321	24,489	98,538	1,274,102
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	14,319,186	9,120,956	—	4,921	5,198,230	5,198,230

	$23,211,828			$22,902	$348,619		$23,560,554

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$449,371	$—	$—	$—	$—	48,320	$444,056
JPMorgan Core Bond Fund, Class R6 Shares	25,710,695	6,396,544	10,616,912	213,178	268,531	1,801,221	20,696,030
JPMorgan Corporate Bond Fund, Class R6 Shares	6,465,728	758,871	330,917	28,779	95,050	675,117	6,676,909

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2020 Fund (continued)
JPMorgan Emerging Economies Fund, Class R6 Shares	$1,919,357	$279,354	$533,274	$(95,426)	$28,174	155,846	$1,733,011
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,089,455	3,964,105	3,398,744	(159,257)	106,963	304,566	2,418,252
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,246,520	18,397	246,526	(23,158)	18,397	98,561	2,076,679
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	285,481	—	—	—	—	34,604	281,329
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,637,664	302,492	—	—	41,620	209,703	1,981,690
JPMorgan High Yield Fund, Class R6 Shares	9,935,704	3,750,700	990,288	(87,438)	313,107	1,769,795	12,990,295
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,385,930	13,445,533	15,831,463	—	1,836	—	—
JPMorgan Realty Income Fund, Class R6 Shares	5,560,716	1,755,872	451,178	377,426	117,760	476,504	6,161,202
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	25,126,681	22,473,553	—	1,965	2,653,128	2,653,128

	$58,686,621			$254,104	$993,403		$58,112,581

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$20,723,163	$4,886,414	$7,531,271	$147,751	$222,890	1,515,327	$17,411,109
JPMorgan Corporate Bond Fund, Class R6 Shares	5,267,562	704,186	—	19,117	81,891	584,203	5,777,766
JPMorgan Emerging Economies Fund, Class R6 Shares	1,985,195	34,163	—	—	34,163	188,971	2,101,362
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,536,411	3,490,698	2,919,814	(152,494)	90,125	238,050	1,890,115
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,603,547	533,854	373,871	(26,036)	25,047	134,189	2,827,362
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	345,532	—	—	—	—	41,883	340,506
JPMorgan High Yield Fund, Class R6 Shares	7,900,644	4,005,742	389,449	(38,041)	269,277	1,600,858	11,750,297
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,227,943	11,921,815	14,149,758	—	1,839	—	—
JPMorgan Realty Income Fund, Class R6 Shares	5,892,822	2,216,714	342,715	398,795	131,428	539,339	6,973,653
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	24,700,983	21,712,182	—	2,378	2,988,801	2,988,801

	$48,482,819			$349,092	$859,038		$52,060,971

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$13,964,912	$4,888,466	$7,679,792	$146,365	$137,484	938,659	$10,785,193
JPMorgan Corporate Bond Fund, Class R6 Shares	3,944,052	810,858	—	15,243	63,327	465,818	4,606,937
JPMorgan Emerging Economies Fund, Class R6 Shares	2,547,102	39,786	237,812	(57,680)	39,786	220,074	2,447,218
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,094,341	3,817,357	3,237,899	(164,307)	79,683	183,836	1,459,660
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,959,319	670,177	339,056	(11,136)	29,746	159,364	3,357,792
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	389,593	—	—	—	—	47,223	383,926
JPMorgan High Yield Fund, Class R6 Shares	7,085,797	4,188,527	242,526	(23,616)	253,292	1,531,522	11,241,374
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,799,009	9,732,409	12,531,418	—	2,072	—	—
JPMorgan Realty Income Fund, Class R6 Shares	6,638,664	2,489,911	—	443,843	155,225	635,569	8,217,912
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	26,797,090	23,548,898	—	2,383	3,248,192	3,248,192

	$41,422,789			$348,712	$762,998		$45,748,204

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$7,261,630	$2,341,212	$3,859,074	$72,196	$66,925	482,813	$5,547,527
JPMorgan Corporate Bond Fund, Class R6 Shares	2,202,012	612,571	228,877	9,272	33,395	254,024	2,512,297
JPMorgan Emerging Economies Fund, Class R6 Shares	1,873,758	534,916	172,770	(17,760)	37,502	207,441	2,306,746
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	612,327	2,621,048	2,305,402	(118,745)	50,829	98,457	781,749
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,538,955	211,990	343,315	(13,335)	22,007	117,899	2,484,135
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	200,018	—	—	—	—	24,245	197,108
JPMorgan High Yield Fund, Class R6 Shares	4,899,576	3,050,134	343,315	(29,090)	173,514	1,055,702	7,748,853
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,385,085	8,938,361	11,323,446	—	1,365	—	—
JPMorgan Realty Income Fund, Class R6 Shares	5,453,842	2,470,485	480,256	375,641	126,422	518,653	6,706,185
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	19,707,614	17,385,054	—	1,842	2,322,560	2,322,560

	$27,427,203			$278,179	$513,801		$30,607,160

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$4,299,963	$2,199,763	$4,251,669	$85,654	$22,350	191,778	$2,203,529
JPMorgan Corporate Bond Fund, Class R6 Shares	1,474,832	308,475	—	5,733	22,778	175,190	1,732,634

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2040 Fund (continued)
JPMorgan Emerging Economies Fund, Class R6 Shares	$2,098,443	$36,112	$—	$—	$36,112	199,751	$2,221,236
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	326,286	2,591,601	2,340,379	(117,820)	40,848	56,033	444,898
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,583,771	917,809	466,535	(36,568)	27,386	146,719	3,091,380
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	192,368	—	—	—	—	23,317	189,570
JPMorgan High Yield Fund, Class R6 Shares	4,409,931	3,086,939	279,052	(23,164)	160,853	1,001,115	7,348,187
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,052,030	6,359,085	8,411,115	—	1,285	—	—
JPMorgan Realty Income Fund, Class R6 Shares	5,734,942	2,440,362	184,625	404,628	135,960	557,383	7,206,957
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	21,869,209	19,735,046	—	1,640	2,134,163	2,134,163

	$23,172,566			$318,463	$449,212		$26,572,554

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$2,548,547	$1,139,797	$2,360,268	$50,733	$13,646	113,024	$1,298,648
JPMorgan Corporate Bond Fund, Class R6 Shares	890,766	176,806	—	3,431	13,733	104,849	1,036,957
JPMorgan Emerging Economies Fund, Class R6 Shares	1,286,967	260,378	103,997	(15,492)	22,189	134,549	1,496,190
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	236,959	1,531,491	1,383,347	(70,299)	26,010	38,313	304,209
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,474,371	327,418	—	—	16,238	86,995	1,832,977
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	86,399	—	—	—	—	10,473	85,142
JPMorgan High Yield Fund, Class R6 Shares	2,688,948	1,930,095	138,663	(10,357)	98,344	621,019	4,558,280
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,282,241	3,725,989	5,008,230	—	818	—	—
JPMorgan Realty Income Fund, Class R6 Shares	3,513,232	1,556,812	166,396	235,381	81,500	341,043	4,409,688
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	10,946,123	9,666,128	—	1,002	1,279,995	1,279,995

	$14,008,430			$193,397	$273,480		$16,302,086

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,858,510	$1,090,625	$1,854,164	$35,567	$10,763	93,594	$1,075,393
JPMorgan Corporate Bond Fund, Class R6 Shares	645,055	217,925	—	2,768	10,725	84,586	836,560
JPMorgan Emerging Economies Fund, Class R6 Shares	860,296	183,718	—	—	17,482	96,700	1,075,306

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2050 Fund (continued)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$133,558	$1,228,618	$1,054,178	$(53,898)	$19,927	30,814	$244,663
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,138,311	366,733	79,562	(7,725)	12,790	68,521	1,443,741
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	60,307	—	—	—	—	7,310	59,430
JPMorgan High Yield Fund, Class R6 Shares	1,943,757	1,521,609	—	—	76,062	479,981	3,523,062
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,136,356	3,050,712	4,187,068	—	648	—	—
JPMorgan Realty Income Fund, Class R6 Shares	2,546,023	1,302,067	—	181,977	63,812	268,101	3,466,549
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	11,126,552	10,352,600	—	759	773,952	773,952

	$10,322,173			$158,689	$212,968		$12,498,656

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$755,871	$286,647	$605,028	$13,046	$4,865	37,109	$426,384
JPMorgan Corporate Bond Fund, Class R6 Shares	262,310	103,307	—	1,173	4,462	35,838	354,434
JPMorgan Emerging Economies Fund, Class R6 Shares	380,184	116,319	37,923	(8,793)	7,655	42,345	470,881
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	65,388	496,780	442,146	(22,544)	8,039	11,849	94,079
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	454,955	94,273	—	—	4,922	26,369	555,590
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	31,395	—	—	—	—	3,805	30,938
JPMorgan High Yield Fund, Class R6 Shares	792,010	662,661	—	—	31,137	201,311	1,477,626
JPMorgan Prime Money Market Fund, Institutional Class Shares	422,543	1,330,709	1,753,252	—	261	—	—
JPMorgan Realty Income Fund, Class R6 Shares	1,036,508	540,249	—	76,437	26,665	109,455	1,415,252
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	4,222,574	3,842,092	—	337	380,482	380,482

	$4,201,164			$59,319	$88,343		$5,205,666

		For the period ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2060 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$15,819	$12,470	$(123)	$43	268	$3,078
JPMorgan Corporate Bond Fund, Class R6 Shares	—	13,677	—	43	137	1,319	13,049
JPMorgan Emerging Economies Fund, Class R6 Shares	—	20,410	—	—	321	1,775	19,733
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	23,786	18,534	(1,052)	282	504	4,004
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	24,215	—	—	205	1,101	23,194

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

		For the period ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan SmartRetirement Blend 2060 Fund (continued)
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	$—	$1,000	$—	$—	$—	121	$987
JPMorgan High Yield Fund, Class R6 Shares	—	62,157	—	—	974	8,456	62,070
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	9,507	9,507	—	1	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	68,522	1,480	2,856	1,080	4,632	59,896
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	175,370	77,597	—	7	97,773	97,773

	$—			$1,724	$3,050		$283,784

C. Futures Contracts — The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Equity	$1,138,745	(a)	$1,138,745

Short Futures Contracts:
Equity	1,536,320	(a)	1,536,320
Interest Rate	3,174,660	(a)	3,174,660
Foreign Exchange	248,400	(b)	—

JPMorgan SmartRetirement Blend 2015 Fund
Long Futures Contracts:
Equity	1,138,745	(a)	1,138,745

Short Futures Contracts:
Equity	1,424,510	(a)	1,424,510
Interest Rate	2,781,772	(a)	2,781,772
Foreign Exchange	248,400	(b)	—

JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	2,001,566		4,330,564

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	Average Notional Balance		Ending Notional Balance

Short Futures Contracts:
Equity	$2,682,927	(a)	$2,682,927
Interest Rate	7,130,802	(a)	7,130,802
Foreign Exchange	1,159,200	(b)	—

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	2,081,230		4,669,789

Short Futures Contracts:
Equity	2,682,927	(a)	2,682,927
Interest Rate	7,616,691	(a)	7,616,691
Foreign Exchange	1,407,600	(b)	—
JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	2,168,000		5,385,301
Interest Rate	3,301,997	(a)	3,301,997

Short Futures Contracts:
Equity	2,769,473	(a)	2,769,473
Interest Rate	6,527,250	(a)	6,527,250
Foreign Exchange	2,070,000	(b)	—
JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	1,782,546		5,375,512
Interest Rate	1,912,002	(a)	1,912,002

Short Futures Contracts:
Equity	1,990,559	(a)	1,990,559
Interest Rate	5,783,176	(a)	5,783,176
Foreign Exchange	1,821,600	(b)	—

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	1,718,027		4,707,712
Interest Rate	1,912,002	(a)	1,912,002

Short Futures Contracts:
Equity	1,990,559	(a)	1,990,559
Interest Rate	5,077,192	(a)	5,077,192
	1,987,200	(b)	—

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	1,035,159		2,837,068
Interest Rate	1,110,327	(a)	1,110,327

Short Futures Contracts:
Equity	1,211,645	(a)	1,211,645
Interest Rate	3,001,404	(a)	3,001,404
Foreign Exchange	1,159,200	(b)	—

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	860,204		2,584,115
Interest Rate	1,018,142	(a)	1,018,142

Short Futures Contracts:
Equity	952,006	(a)	952,006
Interest Rate	2,939,332	(a)	2,939,332
Foreign Exchange	828,000	(b)	—

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Average Notional Balance		Ending Notional Balance

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	$330,620		$1,023,620
Interest Rate	400,837	(a)	400,837

Short Futures Contracts:
Equity	346,184	(a)	346,184
Interest Rate	1,065,458	(a)	1,065,458
Foreign Exchange	331,200	(b)	—

(a)	For the period December 1, 2016 through December 31, 2016.
(b)	For the period July 1, 2016 through July 31, 2016.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$1,704
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,293

Total		$5,997

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(31,501)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(25,625)

Total		$(57,126)

JPMorgan SmartRetirement Blend 2015 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$1,542
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,975

Total		$4,517

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(28,935)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(25,685)

Total		$(54,620)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$4,881

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(86,744)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(84,437)

Total		$(171,181)

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$4,742

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(91,123)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(93,808)

Total		$(184,931)

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$20,831

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(85,743)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(92,593)

Total		$(178,336)

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$14,593

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(65,412)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(94,459)

Total		$(159,871)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$14,594

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(63,574)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(80,880)

Total		$(144,454)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$8,395

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(37,163)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(47,597)

Total		$(84,760)

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$7,208

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(30,394)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(43,567)

Total		$(73,961)

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest Rate	Receivables, Net Assets — Unrealized Appreciation	$3,136

Gross Liabilities:
Interest Rate	Payables, Net Assets — Unrealized Depreciation	$(14,586)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(15,933)

Total		$(30,519)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2016, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,125)
Equity contracts	(1,974)
Foreign exchange contracts	28,033

Total	$23,934

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(29,797)
Equity contracts	(21,332)
Foreign exchange contracts	(26,094)

Total	$(77,223)

JPMorgan SmartRetirement Blend 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(185)
Equity contracts	(1,354)
Foreign exchange contracts	28,032

Total	$26,493

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(27,393)
Equity contracts	(22,710)
Foreign exchange contracts	(26,094)

Total	$(76,197)

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(11,203)
Equity contracts	140,201
Foreign exchange contracts	130,809

Total	$259,807

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(81,863)
Equity contracts	(99,772)
Foreign exchange contracts	(121,773)

Total	$(303,408)

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,708)
Equity contracts	149,479
Foreign exchange contracts	158,810

Total	$304,581

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(86,381)
Equity contracts	(108,120)
Foreign exchange contracts	(147,867)

Total	$(342,368)

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$5,128
Equity contracts	169,410
Foreign exchange contracts	233,530

Total	$408,068

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(64,912)
Equity contracts	(108,951)
Foreign exchange contracts	(217,452)

Total	$(391,315)

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,052
Equity contracts	109,854
Foreign exchange contracts	205,523

Total	$316,429

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(50,819)
Equity contracts	(104,682)
Foreign exchange contracts	(191,358)

Total	$(346,859)

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,184
Equity contracts	109,526
Foreign exchange contracts	224,171

Total	$335,881

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(48,980)
Equity contracts	(91,102)
Foreign exchange contracts	(208,755)

Total	$(348,837)

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$356
Equity contracts	69,507
Foreign exchange contracts	130,784

Total	$200,647

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(28,768)
Equity contracts	(54,753)
Foreign exchange contracts	(121,773)

Total	$(205,294)

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,043
Equity contracts	55,054
Foreign exchange contracts	93,425

Total	$149,522

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(23,186)
Equity contracts	(49,700)
Foreign exchange contracts	(86,981)

Total	$(159,867)

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(580)
Equity contracts	20,399
Foreign exchange contracts	37,391

Total	$57,210

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(11,450)
Equity contracts	(17,977)
Foreign exchange contracts	(34,792)

Total	$(64,219)

The Funds’ derivatives contracts held at December 31, 2016 are not accounted for as hedging instruments under GAAP.

E. Offering and Organization Costs — Total offering costs of $79,260 paid in connection with the offering of shares of JPMorgan SmartRetirement Blend 2060 Fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of JPMorgan SmartRetirement Blend 2060 Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended December 31, 2016, total offering costs amortized were $26,492.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$152	$152	$151	$353	$590	$301	$1,699
Sub-transfer agency fees	—	—	—	4,293	—	2,317	6,610
JPMorgan SmartRetirement Blend 2015 Fund
Transfer agency fees	152	152	152	345	581	339	1,721
Sub-transfer agency fees	—	—	—	2,029	—	1,909	3,938
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	152	152	152	481	852	474	2,263
Sub-transfer agency fees	—	—	—	7,460	—	3,042	10,502
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	152	152	152	477	840	507	2,280
Sub-transfer agency fees	—	—	—	10,032	—	4,876	14,908
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	152	152	152	501	876	516	2,349
Sub-transfer agency fees	—	—	—	9,239	—	4,810	14,049
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	152	152	152	401	799	454	2,110
Sub-transfer agency fees	—	—	—	8,901	—	4,396	13,297
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	152	153	152	414	828	655	2,354
Sub-transfer agency fees	—	—	—	10,623	—	4,211	14,834
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	152	152	152	381	681	473	1,991
Sub-transfer agency fees	—	—	—	9,367	—	5,131	14,498
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	152	152	152	349	672	514	1,991
Sub-transfer agency fees	—	—	—	7,099	—	5,916	13,015
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	152	152	152	314	511	645	1,926
Sub-transfer agency fees	—	—	—	3,739	—	1,868	5,607
JPMorgan SmartRetirement Blend 2060 Fund
Transfer agency fees	91	90	90	91	125	95	582
Sub-transfer agency fees	—	—	—	—	—	—	—

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Prior to July 1, 2016, the fee was 0.30% of each Fund’s respective average daily net assets.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class R5, Class R6 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.79%	1.29%	1.04%	0.39%	0.29%	0.54%

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

The expense limitation agreements were in effect for the six months ended December 31, 2016 and are in place until at least October 31, 2017.

Prior to July 1, 2016, the contractual expense limitations for the Funds were as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and above 0.05% for Class R5 Shares, the Funds’ Distributor may waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$73,367	$24,028	$2,783	$100,178	$69,206
JPMorgan SmartRetirement Blend 2015 Fund	69,490	22,757	2,347	94,594	68,233
JPMorgan SmartRetirement Blend 2020 Fund	215,198	50,661	3,582	269,441	60,694
JPMorgan SmartRetirement Blend 2025 Fund	206,919	50,676	5,449	263,044	49,569
JPMorgan SmartRetirement Blend 2030 Fund	212,592	51,497	5,392	269,481	41,989
JPMorgan SmartRetirement Blend 2035 Fund	154,055	45,633	5,403	205,091	41,743
JPMorgan SmartRetirement Blend 2040 Fund	149,128	45,021	6,480	200,629	39,052
JPMorgan SmartRetirement Blend 2045 Fund	92,030	30,135	8,551	130,716	52,845
JPMorgan SmartRetirement Blend 2050 Fund	70,045	22,935	9,224	102,204	60,077
JPMorgan SmartRetirement Blend 2055 Fund	28,692	9,394	4,446	42,532	73,563
JPMorgan SmartRetirement Blend 2060 Fund	837	274	149	1,260	62,994

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$13,926,809	$12,441,152
JPMorgan SmartRetirement Blend 2015 Fund	16,253,933	13,996,889
JPMorgan SmartRetirement Blend 2020 Fund	47,810,371	37,615,415
JPMorgan SmartRetirement Blend 2025 Fund	47,573,100	26,373,033
JPMorgan SmartRetirement Blend 2030 Fund	52,344,322	25,258,833
JPMorgan SmartRetirement Blend 2035 Fund	43,325,661	24,749,797
JPMorgan SmartRetirement Blend 2040 Fund	40,207,713	19,517,334

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend 2045 Fund	$23,170,002	$10,436,853
JPMorgan SmartRetirement Blend 2050 Fund	20,818,927	6,631,822
JPMorgan SmartRetirement Blend 2055 Fund	8,629,606	2,381,440
JPMorgan SmartRetirement Blend 2060 Fund	1,680,612	555,594

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$56,997,378	$2,786,560	$352,199	$2,434,361
JPMorgan SmartRetirement Blend 2015 Fund	54,931,716	3,204,156	330,889	2,873,267
JPMorgan SmartRetirement Blend 2020 Fund	172,897,394	11,488,883	854,407	10,634,476
JPMorgan SmartRetirement Blend 2025 Fund	171,691,166	11,778,157	1,128,393	10,649,764
JPMorgan SmartRetirement Blend 2030 Fund	175,435,938	14,588,417	753,543	13,834,874
JPMorgan SmartRetirement Blend 2035 Fund	128,551,443	10,408,728	291,072	10,117,656
JPMorgan SmartRetirement Blend 2040 Fund	124,900,121	11,167,570	345,372	10,822,198
JPMorgan SmartRetirement Blend 2045 Fund	77,186,346	6,077,803	187,125	5,890,678
JPMorgan SmartRetirement Blend 2050 Fund	60,492,509	4,736,378	239,427	4,496,951
JPMorgan SmartRetirement Blend 2055 Fund	25,443,371	1,743,944	99,683	1,644,261
JPMorgan SmartRetirement Blend 2060 Fund	1,219,119	18,845	15,350	3,495

As of June 30, 2016, the Funds had the following net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$71,542	$109,936
JPMorgan SmartRetirement Blend 2015 Fund	27,080	80,308
JPMorgan SmartRetirement Blend 2020 Fund	103,506	—
JPMorgan SmartRetirement Blend 2025 Fund	63,383	24,134
JPMorgan SmartRetirement Blend 2030 Fund	112,905	26,372
JPMorgan SmartRetirement Blend 2035 Fund	66,383	1,693
JPMorgan SmartRetirement Blend 2040 Fund	71,555	—
JPMorgan SmartRetirement Blend 2045 Fund	37,490	4,166
JPMorgan SmartRetirement Blend 2050 Fund	20,809	—
JPMorgan SmartRetirement Blend 2055 Fund	5,347	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2016. Average borrowings from the Facility for, during, the six months ended December 31, 2016, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement Blend 2020 Fund	$7,862,838	0.33%	1	$71

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2016. Average borrowings from the Credit Facility for, during, the six months ended December 31, 2016, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement Blend 2020 Fund	$500,000	1.53%	1	$21

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the Funds each had two omnibus accounts which represent the following percentage of each applicable Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Blend Income Fund	—	—	2	42.1%
JPMorgan SmartRetirement Blend 2015 Fund	—	—	2	50.0
JPMorgan SmartRetirement Blend 2020 Fund	—	—	2	53.1
JPMorgan SmartRetirement Blend 2025 Fund	—	—	2	54.0
JPMorgan SmartRetirement Blend 2030 Fund	—	—	2	55.4
JPMorgan SmartRetirement Blend 2035 Fund	—	—	2	50.5
JPMorgan SmartRetirement Blend 2040 Fund	—	—	2	55.9
JPMorgan SmartRetirement Blend 2045 Fund	—	—	2	44.8
JPMorgan SmartRetirement Blend 2050 Fund	—	—	2	50.6
JPMorgan SmartRetirement Blend 2055 Fund	—	—	2	45.2
JPMorgan SmartRetirement Blend 2060 Fund	1	79.7%	1	10.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend Income Fund
Class A
Actual*	$1,000.00	$1,014.00	$2.74	0.54%
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class C
Actual*	1,000.00	1,012.10	5.27	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04
Class R2
Actual*	1,000.00	1,012.70	4.01	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R5
Actual*	1,000.00	1,016.00	0.66	0.13
Hypothetical*	1,000.00	1,024.55	0.66	0.13
Class R6
Actual*	1,000.00	1,016.50	0.20	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04
Select Class
Actual*	1,000.00	1,015.20	1.47	0.29
Hypothetical*	1,000.00	1,023.74	1.48	0.29

SmartRetirement Blend 2015 Fund
Class A
Actual*	1,000.00	1,014.40	2.69	0.53
Hypothetical*	1,000.00	1,022.53	2.70	0.53
Class C
Actual*	1,000.00	1,011.80	5.27	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	105

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual*	$1,000.00	$1,013.10	$4.01	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R5
Actual*	1,000.00	1,016.50	0.61	0.12
Hypothetical*	1,000.00	1,024.60	0.61	0.12
Class R6
Actual*	1,000.00	1,016.90	0.20	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04
Select Class
Actual*	1,000.00	1,015.60	1.47	0.29
Hypothetical*	1,000.00	1,023.74	1.48	0.29

SmartRetirement Blend 2020 Fund
Class A
Actual*	1,000.00	1,022.90	2.80	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Class C
Actual*	1,000.00	1,020.40	5.35	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Class R2
Actual*	1,000.00	1,021.60	4.13	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81
Class R5
Actual*	1,000.00	1,024.50	0.71	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Class R6
Actual*	1,000.00	1,025.50	0.31	0.06
Hypothetical*	1,000.00	1,024.90	0.31	0.06
Select Class
Actual*	1,000.00	1,023.60	1.58	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31

SmartRetirement Blend 2025 Fund
Class A
Actual*	1,000.00	1,030.20	2.92	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class C
Actual*	1,000.00	1,027.70	5.47	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Class R2
Actual*	1,000.00	1,029.00	4.19	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Class R5
Actual*	1,000.00	1,032.30	0.82	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Class R6
Actual*	1,000.00	1,032.80	0.36	0.07
Hypothetical*	1,000.00	1,024.85	0.36	0.07
Select Class
Actual*	1,000.00	1,031.50	1.64	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2030 Fund
Class A
Actual*	$1,000.00	$1,039.10	$2.98	0.58%
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class C
Actual*	1,000.00	1,036.60	5.54	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08
Class R2
Actual*	1,000.00	1,037.80	4.26	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Class R5
Actual*	1,000.00	1,041.30	0.82	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Class R6
Actual*	1,000.00	1,041.10	0.41	0.08
Hypothetical*	1,000.00	1,024.80	0.41	0.08
Select Class
Actual*	1,000.00	1,040.40	1.70	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33

SmartRetirement Blend 2035 Fund
Class A
Actual*	1,000.00	1,044.60	3.04	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class C
Actual*	1,000.00	1,042.00	5.61	1.09
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class R2
Actual*	1,000.00	1,043.30	4.33	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R5
Actual*	1,000.00	1,047.30	0.93	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
Class R6
Actual*	1,000.00	1,047.70	0.46	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,045.90	1.75	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

SmartRetirement Blend 2040 Fund
Class A
Actual*	1,000.00	1,051.00	3.05	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class C
Actual*	1,000.00	1,048.30	5.63	1.09
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class R2
Actual*	1,000.00	1,049.70	4.34	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R5
Actual*	1,000.00	1,053.10	0.98	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Class R6
Actual*	1,000.00	1,053.60	0.47	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	107

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2040 Fund (continued)
Select Class
Actual*	$1,000.00	$1,051.80	$1.76	0.34%
Hypothetical*	1,000.00	1,023.49	1.73	0.34

SmartRetirement Blend 2045 Fund
Class A
Actual*	1,000.00	1,051.00	3.05	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class C
Actual*	1,000.00	1,047.90	5.63	1.09
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class R2
Actual*	1,000.00	1,049.70	4.34	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R5
Actual*	1,000.00	1,052.60	0.98	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Class R6
Actual*	1,000.00	1,053.60	0.47	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,051.80	1.76	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

SmartRetirement Blend 2050 Fund
Class A
Actual*	1,000.00	1,051.00	3.05	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class C
Actual*	1,000.00	1,047.90	5.63	1.09
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class R2
Actual*	1,000.00	1,049.20	4.34	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R5
Actual*	1,000.00	1,052.60	0.98	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Class R6
Actual*	1,000.00	1,053.10	0.47	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,052.40	1.76	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

SmartRetirement Blend 2055 Fund
Class A
Actual*	1,000.00	1,050.10	3.05	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class C
Actual*	1,000.00	1,048.10	5.63	1.09
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class R2
Actual*	1,000.00	1,048.80	4.34	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2055 Fund (continued)
Class R5
Actual*	$1,000.00	$1,052.70	$0.98	0.19%
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Class R6
Actual*	1,000.00	1,053.20	0.47	0.09
Hypothetical*	1,000.00	1,024.75	0.46	0.09
Select Class
Actual*	1,000.00	1,051.40	1.76	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

SmartRetirement Blend 2060 Fund
Class A
Actual**	1,000.00	1,013.50	2.12	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Class C
Actual**	1,000.00	1,011.20	3.87	1.15
Hypothetical*	1,000.00	1,019.41	5.85	1.15
Class R2
Actual**	1,000.00	1,012.00	3.03	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R5
Actual**	1,000.00	1,014.80	0.84	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25
Class R6
Actual**	1,000.00	1,014.50	0.47	0.14
Hypothetical*	1,000.00	1,024.50	0.71	0.14
Select Class
Actual**	1,000.00	1,014.30	1.35	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual period). Commencement of offering of class of shares was August 31, 2016.

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

ALL FUNDS (EXCLUDING SMARTRETIREMENT BLEND 2060 FUND)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the June meeting, the board approved lowering the investment advisory fee under the Advisory Agreement effective July 1, 2016. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds and/or Under-

lying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Funds and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustee’s independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2015, and in the second quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the second quintile based upon the Universe for both the one- and three-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2015 Fund’s performance for Class A shares was in the first and third quintiles based upon the Peer Group, and in the second and third quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second and third quintiles based upon the Universe for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2015, respectively, and in the second quintile based upon the Universe for both the one- and three-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2015, and in the second quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance for Class A shares was in the second and third quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second quintile based upon the Universe for both the one- and three-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance for Class A shares was in the second and third quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second quintile based upon the

112	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

Universe, for both the one- and three-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2015, and in the second and third quintiles based upon the Universe for the one- and three-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2015, and in the second and third quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance for Class A shares was in the third quintile based upon the Peer Group and Universe, for both the one- and three-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2015, and in the third quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance for Class A shares was in the second and third quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2015, respectively, and in the third quintile based upon the Universe for both the one- and three-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2015, and in the second and third quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance for Class A shares was in the second and fourth quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2015, respectively, and in the third quintile based upon the Universe for both the one- and three-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2015, and in the third quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2015, and in the third and fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third and fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the lower advisory rate in place effective July 1, 2016, the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory and actual total expenses for Class A

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	113

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first and second quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2015 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Select Class shares was in the fourth and fifth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee and actual total expenses for Class A shares were in the fifth and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class Shares were in the fifth and first quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee for Class A shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer

Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the fifth and first quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory fee and actual total expenses for Class A shares were in the fifth and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory and actual total expenses for Select Class shares were in the fourth and first quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Select Class shares was in the fourth and fifth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

114	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and the Universe. The Trustees noted that the net advisory fee and actual total expenses for Select shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable. and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

SMARTRETIREMENT BLEND 2060 FUND

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their May 2016 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the underlying funds in which the Funds invest (“Underlying Funds”). The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds, including the benefits to be received by the Adviser and its affiliates in connection with the Underlying Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and J.P. Morgan

DECEMBER 31, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	115

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Management Inc., in its role as administrator (“JPMIM”), will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee remains competitive with peer funds. The Trustees also considered that the Adviser will implement fee waivers and expense limitations (“Fee Caps”) which will allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser shares economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level. The Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund may invest.

116	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017 All rights reserved. December 2016.	SAN-SRB-1216

Semi-Annual Report

JPMorgan SmartAllocation Funds

December 31, 2016 (Unaudited)

JPMorgan SmartAllocation Equity Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	1

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	6.40%
MSCI World Index (net of foreign withholding taxes)	6.81%
Standard & Poor’s 500 Index	7.82%

Net Assets as of 12/31/16	$108,758,317

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

HOW DID THE MARKET PERFORM?

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-capitalization and mid-cap stocks outperformed large cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed both the MSCI World Index (net of foreign withholding taxes) and the S&P 500 for the six months ended December 31, 2016. Based on their view of market conditions and valuations, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation.

During the reporting period, the Fund’s allocation to small-capitalization and mid-cap U.S. equities made a positive contribution to performance relative to both the S&P 500 and the MSCI World Index (net of foreign withholdings), while the Fund’s exposure to real estate investment trusts detracted from relative performance.

The performance of individual securities with the Fund was mixed but overall the Fund’s security selection detracted from relative performance over the past six months. Allocations to the JPMorgan Realty Income Fund hurt performance relative to both the S&P 500 and the MSCI World Index (net of foreign withholdings). The Fund’s allocation to the JPMorgan US Small Company Fund made a positive contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan Funds, as well as exchange-traded funds that are managed by unaffiliated investment advisers. During the period, the Fund had a slight underweight position in U.S. large-cap equities, offset by a modest overweight in U.S. small-cap and mid-cap equities.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	57.4%
International Equity	35.1
Alternative Assets	6.2
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

2	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		0.53%	1.94%	2.13%	8.09%
Without Sales Charge		6.08	7.59	3.98	9.39
CLASS C SHARES	July 2, 2012
With CDSC***		4.80	6.04	3.45	8.83
Without CDSC		5.80	7.04	3.45	8.83
CLASS R2 SHARES	July 2, 2012	5.99	7.32	3.73	9.11
CLASS R5 SHARES	July 2, 2012	6.40	8.12	4.46	9.88
CLASS R6 SHARES	July 2, 2012	6.40	8.12	4.50	9.93
SELECT CLASS SHARES	July 2, 2012	6.29	7.90	4.26	9.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Lipper Global Multi-Cap Core Funds Index from July 2, 2012 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global

Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 2, 2012 until May 14, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	3

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 44.4%
	International Equity — 17.8%
265,402	iShares Core MSCI EAFE Fund	14,233,510
120,216	iShares Core MSCI Emerging Markets Fund	5,103,169

	Total International Equity	19,336,679

	U.S. Equity — 26.6%
20,816	iShares Russell 2000 Fund	2,807,038
18,328	iShares Russell Mid-Cap Fund	3,278,146
111,634	Vanguard S&P 500 Fund	22,919,576

	Total U.S. Equity	29,004,760

	Total Exchange-Traded Funds (Cost $42,793,908)	48,341,439

Investment Companies — 54.1% (b)
	Alternative Assets — 6.2%
518,067	JPMorgan Realty Income Fund, Class R6 Shares	6,698,600

	International Equity — 17.2%
248,692	JPMorgan Emerging Economies Fund, Class R6 Shares	2,765,459
143,491	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,023,352
296,255	JPMorgan International Equity Fund, Class R6 Shares	4,254,225
314,044	JPMorgan International Opportunities Fund, Class R6 Shares	4,352,652
232,377	JPMorgan Intrepid International Fund, Class R6 Shares	4,338,470

	Total International Equity	18,734,158

	U.S. Equity — 30.7%
468,611	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	7,413,430
167,984	JPMorgan Intrepid America Fund, Class R6 Shares	6,138,119
37,460	JPMorgan Mid Cap Equity Fund, Class R6 Shares	1,662,101
577,866	JPMorgan U.S. Equity Fund, Class R6 Shares	8,448,401
108,381	JPMorgan U.S. Small Company Fund, Class R6 Shares	1,984,457
239,248	JPMorgan Value Advantage Fund, Class R6 Shares	7,706,182

	Total U.S. Equity	33,352,690

	Total Investment Companies (Cost $56,407,340)	58,785,448

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments— 1.3%
	Investment Company — 0.9%
1,027,946	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l)	1,027,946

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.4%
333,200	U.S. Treasury Bill, 0.546%, 03/30/17 (k) (n)	332,803

	Total Short-Term Investments (Cost $1,360,703)	1,360,749

	Total Investments — 99.8% (Cost $100,561,951)	108,487,636
	Other Assets in Excess of Liabilities — 0.2%	270,681

	NET ASSETS — 100.0%	$108,758,317

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	S&P/TSX 60 Index	03/16/17	CAD	$935,210	$(2,167)
27	E-mini Russell 2000	03/17/17	USD	1,831,815	(29,204)
8	MSCI Emerging Markets Mini Index	03/17/17	USD	343,560	(9,256)
	Short Futures Outstanding
(10)	EURO STOXX 50 Index	03/17/17	EUR	(344,169)	(4,920)
(19)	FTSE 100 Index	03/17/17	GBP	(1,644,375)	(29,816)

					$(75,363)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

CAD	— Canadian Dollar
EAFE	— Europe, Australasia and Far East
EUR	— Euro
FTSE	— Financial Times and The London Stock Exchange
GBP	— British Pound
MSCI	— Morgan Stanley Capital International
TSX	— Toronto Stock Exchange
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$48,674,242
Investments in affiliates, at value	59,813,394

Total investment securities, at value	108,487,636
Receivables:
Investment securities sold	1,323,621
Fund shares sold	225
Dividends from affiliates	172
Variation margin on futures contracts	255,577

Total Assets	110,067,231

LIABILITIES:
Payables:
Fund shares redeemed	1,291,541
Accrued liabilities:
Investment advisory fees	3,823
Administration fees	2,404
Distribution fees	506
Shareholder servicing fees	653
Custodian and accounting fees	4,933
Trustees’ and Chief Compliance Officer’s fees	196
Other	4,858

Total Liabilities	1,308,914

Net Assets	$108,758,317

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

SmartAllocation Equity Fund
NET ASSETS:
Paid-in-Capital	$104,910,379
Accumulated undistributed (distributions in excess of) net investment income	(96,002)
Accumulated net realized gains (losses)	(3,914,866)
Net unrealized appreciation (depreciation)	7,858,806

Total Net Assets	$108,758,317

Net Assets:
Class A	$690,451
Class C	556,148
Class R2	20,882
Class R5	21,110
Class R6	98,099,812
Select Class	9,369,914

Total	$108,758,317

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	33,140
Class C	26,755
Class R2	990
Class R5	1,006
Class R6	4,676,154
Select Class	448,135
Net Asset Value (a):
Class A — Redemption price per share	$20.83
Class C — Offering price per share (b)	20.79
Class R2 — Offering and redemption price per share	21.08
Class R5 — Offering and redemption price per share	20.99
Class R6 — Offering and redemption price per share	20.98
Select Class — Offering and redemption price per share	20.91
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.98

Cost of investments in non-affiliates	$43,126,664
Cost of investments in affiliates	57,435,287

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

SmartAllocation Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$581,641
Dividend income from affiliates	780,255
Interest income from non-affiliates	667
Interest income from affiliates	1

Total investment income	1,362,564

EXPENSES:
Investment advisory fees	299,079
Administration fees	48,976
Distribution fees:
Class A	778
Class C	1,765
Class R2	51
Shareholder servicing fees:
Class A	778
Class C	588
Class R2	26
Class R5	6
Select Class	1,609
Custodian and accounting fees	14,697
Interest expense to non-affiliates	291
Professional fees	15,471
Trustees’ and Chief Compliance Officer’s fees	12,397
Printing and mailing costs	8,482
Registration and filing fees	32,047
Transfer agency fees (See Note 2.E.)	2,286
Sub-transfer agency fees (See Note 2.E.)	194
Other	3,716

Total expenses	443,237

Less fees waived	(305,446)
Less expense reimbursements	(353)

Net expenses	137,438

Net investment income (loss)	1,225,126

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	108,257
Investments in affiliates	(852,287)
Futures	(2,868)
Foreign currency transactions	7,573

Net realized gain (loss)	(739,325)

Distributions of capital gains received from investment company affiliates	888,787
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,671,796
Investments in affiliates	3,059,190
Futures	(169,225)
Foreign currency translations	4,177

Change in net unrealized appreciation/depreciation	5,565,938

Net realized/unrealized gains (losses)	5,715,400

Change in net assets resulting from operations	$6,940,526

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,225,126	$1,959,900
Net realized gain (loss)	(739,325)	(5,521,723)
Distributions of capital gains received from investment company affiliates	888,787	1,976,387
Change in net unrealized appreciation/depreciation	5,565,938	(1,485,188)

Change in net assets resulting from operations	6,940,526	(3,070,624)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,198)	(5,396)
From net realized gains	—	(2,007)
Class C
From net investment income	(6,149)	(3,715)
From net realized gains	—	(1,779)
Class R2
From net investment income	(240)	—
From net realized gains	—	(92)
Class R5
From net investment income	(380)	(319)
From net realized gains	—	(91)
Class R6
From net investment income	(1,841,348)	(2,329,043)
From net realized gains	—	(625,992)
Select Class
From net investment income	(171,570)	(12,899)
From net realized gains	—	(3,810)

Total distributions to shareholders	(2,029,885)	(2,985,143)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(16,762,796)	(26,264,777)

NET ASSETS:
Change in net assets	(11,852,155)	(32,320,544)
Beginning of period	120,610,472	152,931,016

End of period	$108,758,317	$120,610,472

Accumulated undistributed (distributions in excess of) net investment income	$(96,002)	$708,757

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$153,209	$364,832
Distributions reinvested	10,198	7,403
Cost of shares redeemed	(90,145)	(268,714)

Change in net assets resulting from Class A capital transactions	$73,262	$103,521

Class C
Proceeds from shares issued	$119,037	$158,235
Distributions reinvested	6,149	5,494
Cost of shares redeemed	(9,063)	(97,531)

Change in net assets resulting from Class C capital transactions	$116,123	$66,198

Class R2
Distributions reinvested	240	92
Cost of shares redeemed	—	(52,135)

Change in net assets resulting from Class R2 capital transactions	$240	$(52,043)

Class R5
Distributions reinvested	380	410
Cost of shares redeemed	—	(53,668)

Change in net assets resulting from Class R5 capital transactions	$380	$(53,258)

Class R6
Proceeds from shares issued	$22,998,178	$19,254,232
Distributions reinvested	1,841,348	2,756,081
Cost of shares redeemed	(50,505,420)	(48,808,265)

Change in net assets resulting from Class R6 capital transactions	$(25,665,894)	$(26,797,952)

Select Class
Proceeds from shares issued	$8,597,344	$603,533
Distributions reinvested	171,570	16,656
Cost of shares redeemed	(55,821)	(151,432)

Change in net assets resulting from Select Class capital transactions	$8,713,093	$468,757

Total change in net assets resulting from capital transactions	$(16,762,796)	$(26,264,777)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	7,360	18,807
Reinvested	490	377
Redeemed	(4,342)	(13,437)

Change in Class A Shares	3,508	5,747

Class C
Issued	5,807	8,069
Reinvested	296	280
Redeemed	(434)	(4,762)

Change in Class C Shares	5,669	3,587

Class R2
Reinvested	11	4
Redeemed	—	(2,480)

Change in Class R2 Shares	11	(2,476)

Class R5
Reinvested	18	21
Redeemed	—	(2,532)

Change in Class R5 Shares	18	(2,511)

Class R6
Issued	1,094,564	1,001,053
Reinvested	87,767	139,378
Redeemed	(2,416,176)	(2,425,926)

Change in Class R6 Shares	(1,233,845)	(1,285,495)

Select Class
Issued	401,761	29,218
Reinvested	8,205	844
Redeemed	(2,695)	(7,909)

Change in Select Class Shares	407,271	22,153

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartAllocation Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.93	$0.20	(h)	$1.01	$1.21	$(0.31)	$—	$(0.31)
Year Ended June 30, 2016	20.89	0.22	(h)(i)	(0.84)	(0.62)	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2015	20.82	0.23	(h)(i)	0.41	0.64	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2014	17.29	0.25	(h)(i)	3.50	3.75	(0.20)	(0.02)	(0.22)
July 2, 2012 (k) through June 30, 2013	15.00	0.23		2.13	2.36	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.86	0.16	(h)	1.00	1.16	(0.23)	—	(0.23)
Year Ended June 30, 2016	20.86	0.11	(h)(i)	(0.83)	(0.72)	(0.19)	(0.09)	(0.28)
Year Ended June 30, 2015	20.81	0.10	(h)(i)	0.43	0.53	(0.29)	(0.19)	(0.48)
Year Ended June 30, 2014	17.24	0.16	(h)(i)	3.49	3.65	(0.06)	(0.02)	(0.08)
July 2, 2012 (k) through June 30, 2013	15.00	0.16		2.11	2.27	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	20.12	0.15	(h)	1.06	1.21	(0.25)	—	(0.25)
Year Ended June 30, 2016	20.88	0.15	(h)(i)	(0.82)	(0.67)	—	(0.09)	(0.09)
Year Ended June 30, 2015	20.84	0.16	(h)(i)	0.42	0.58	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2014	17.26	0.18	(h)(i)	3.53	3.71	(0.11)	(0.02)	(0.13)
July 2, 2012 (k) through June 30, 2013	15.00	0.20		2.11	2.31	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	20.09	0.23	(h)	1.06	1.29	(0.39)	—	(0.39)
Year Ended June 30, 2016	21.05	0.29	(h)(i)	(0.83)	(0.54)	(0.33)	(0.09)	(0.42)
Year Ended June 30, 2015	20.93	0.31	(h)(i)	0.42	0.73	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2014	17.33	0.31	(h)(i)	3.54	3.85	(0.23)	(0.02)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	20.09	0.21	(h)	1.08	1.29	(0.40)	—	(0.40)
Year Ended June 30, 2016	21.06	0.29	(h)(i)	(0.82)	(0.53)	(0.35)	(0.09)	(0.44)
Year Ended June 30, 2015	20.94	0.35	(h)(i)	0.39	0.74	(0.43)	(0.19)	(0.62)
Year Ended June 30, 2014	17.33	0.41	(h)(i)	3.46	3.87	(0.24)	(0.02)	(0.26)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	20.04	0.35	(h)	0.91	1.26	(0.39)	—	(0.39)
Year Ended June 30, 2016	21.03	0.27	(h)(i)	(0.85)	(0.58)	(0.32)	(0.09)	(0.41)
Year Ended June 30, 2015	20.90	0.18	(h)(i)	0.51	0.69	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2014	17.31	0.28	(h)(i)	3.53	3.81	(0.20)	(0.02)	(0.22)
July 2, 2012 (k) through June 30, 2013	15.00	0.28		2.12	2.40	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the year ended June 30, 2014.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$20.83	6.08%	$690,451	0.72%		1.92%		1.35%		20%
19.93	(2.91)	590,420	0.67		1.09	(i)	1.69		40
20.89	3.14	498,867	0.64		1.10	(i)	1.39		16
20.82	21.76	314,143	0.55	(j)	1.31	(i)(j)	2.15	(j)	18
17.29	15.77	68,166	0.64	(j)	1.56	(j)	19.01	(j)	47

20.79	5.85	556,148	1.22		1.54		1.86		20
19.86	(3.39)	418,664	1.17		0.57	(i)	1.91		40
20.86	2.59	365,005	1.14		0.48	(i)	1.86		16
20.81	21.18	177,347	1.04	(j)	0.83	(i)(j)	2.78	(j)	18
17.24	15.16	57,583	1.14	(j)	0.99	(j)	19.29	(j)	47

21.08	5.99	20,882	0.97		1.47		2.96		20
20.12	(3.18)	19,701	0.92		0.75	(i)	3.65		40
20.88	2.86	72,127	0.89		0.79	(i)	1.64		16
20.84	21.50	70,122	0.75	(j)	0.92	(i)(j)	2.95	(j)	18
17.26	15.43	57,726	0.89	(j)	1.24	(j)	19.04	(j)	47

20.99	6.40	21,110	0.27		2.17		2.24		20
20.09	(2.51)	19,847	0.22		1.45	(i)	2.89		40
21.05	3.59	73,655	0.19		1.49	(i)	0.94		16
20.93	22.30	71,108	0.05	(j)	1.62	(i)(j)	2.25	(j)	18
17.33	16.29	58,128	0.19	(j)	1.94	(j)	18.35	(j)	47

20.98	6.40	98,099,812	0.22		2.03		0.73		20
20.09	(2.45)	118,742,767	0.17		1.45	(i)	0.73		40
21.06	3.61	151,527,926	0.15		1.68	(i)	0.81		16
20.94	22.40	47,440,627	0.13	(j)	2.10	(i)(j)	1.14	(j)	18
17.33	16.31	58,152	0.15	(j)	1.99	(j)	18.30	(j)	47

20.91	6.29	9,369,914	0.48		3.29		1.12		20
20.04	(2.72)	819,073	0.42		1.36	(i)	1.15		40
21.03	3.41	393,436	0.38		0.84	(i)	1.15		16
20.90	22.04	1,266,572	0.26	(j)	1.42	(i)(j)	2.36	(j)	18
17.31	16.04	870,195	0.39	(j)	1.74	(j)	18.55	(j)	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

14	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$108,154,833	$332,803	$—	$108,487,636

Depreciation in Other Financial Instruments
Futures Contracts	$(40,627)	$(34,736)	$—	$(75,363)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser, or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds.

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan Emerging Economies Fund, Class R6 Shares	$3,103,274	$315,899	$777,107	$(92,397)	$44,959	248,692	$2,765,459
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,111,831	26,783	178,751	(21,851)	26,783	143,491	3,023,352
JPMorgan Growth Advantage Fund, Class R6 Shares	8,673,986	1,412,595	3,133,233	(2,400)	—	468,611	7,413,430
JPMorgan International Equity Fund, Class R6 Shares	4,753,645	239,058	1,002,884	(105,406)	24,809	296,255	4,254,225
JPMorgan International Opportunities Fund, Class R6 Shares	4,687,800	587,093	948,379	(89,151)	153,525	314,044	4,352,652
JPMorgan Intrepid America Fund, Class R6 Shares	6,585,155	1,306,476	2,009,276	5,208	85,289	167,984	6,138,119
JPMorgan Intrepid International Fund, Class R6 Shares	4,623,265	1,201,396	1,677,494	(163,502)	109,355	232,377	4,338,470
JPMorgan Mid Cap Equity Fund, Class R6 Shares	1,798,553	367,582	534,145	18,816	6,200	37,460	1,662,101
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,272,438	6,593,914	7,866,352	—	1,042	—	—
JPMorgan Realty Income Fund, Class R6 Shares	7,216,046	2,372,456	1,942,723	285,388	134,126	518,067	6,698,600
JPMorgan U.S. Equity Fund, Class R6 Shares	9,628,463	1,703,095	3,411,822	219,513	65,344	577,866	8,448,401
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	10,679,731	9,651,785	—	710	1,027,946	1,027,946
JPMorgan U.S. Small Company Fund, Class R6 Shares	1,939,776	187,821	484,528	(12,226)	10,683	108,381	1,984,457
JPMorgan Value Advantage Fund, Class R6 Shares	—	7,300,286	724,159	31,684	117,430	239,248	7,706,182
JPMorgan Value Advantage Fund, Class L Shares	8,147,795	1,456,806	9,343,889	(37,176)	—	—	—

	$65,542,027			$36,500	$780,255		$59,813,394

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$3,223,215
Average Notional Balance Short	1,669,075
Ending Notional Balance Long	3,110,585
Ending Notional Balance Short	1,988,544

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the six months ended December 31, 2016 are as follows:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
Transfer agency fees	$264	$311	$153	$152	$651	$755	$2,286
Sub-transfer agency fees	117	—	—	—	—	77	194

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized

16	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class R5, Class R6 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$55	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

The expense limitation agreement was in effect for the six months ended December 31, 2016 and is in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$280,456	$23,451	$1,539	$305,446	$353

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the six months ended December 31, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$23,411,471	$39,075,516

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

Average Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$100,561,951	$8,599,071	$673,386	$7,925,685

At June 30, 2016, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$249,805	$144,598

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

18	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2016, the Fund had two affiliated omnibus accounts which represented 90.2% of the Fund’s net assets.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in Individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	19

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$1,060.80	$3.74	0.72%
Hypothetical	1,000.00	1,021.58	3.67	0.72
Class C
Actual	1,000.00	1,058.50	6.33	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22
Class R2
Actual	1,000.00	1,059.90	5.04	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class R5
Actual	1,000.00	1,064.00	1.40	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class R6
Actual	1,000.00	1,064.00	1.14	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Select Class
Actual	1,000.00	1,062.90	2.50	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and other J.P. Morgan Funds in which the Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information included the Fund’s and Underlying Funds’ performance as compared to the performance of Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and the Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent service providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the

Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund and Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial inter-

mediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing

22	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three- year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for both Class A and Select Class shares was in the third quintiles, based on the Universe for the one-, and three-year periods ended

December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for a certain representative class are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the third and first quintiles, respectively, based on the Universe, and for Select Class shares were in the fourth and second quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2016	JPMORGAN SMARTALLOCATION FUNDS	23

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2016, the Fund elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
SmartAllocation Equity Fund	$443,284	$99,525

24	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-SAE-1216

J.P. Morgan Funds

Semi-Annual Report

December 31, 2016

(Unaudited)

JPMorgan Equity Low Volatility Income Fund

JPMorgan Value Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Equity Low Volatility Income Fund

JPMorgan Value Plus Fund

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholders,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management, J.P. Morgan Asset Management

JPMorgan Equity Low Volatility Income Fund

Fund Summary

For the period July 20, 2016 (Fund Inception Date) through December 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	5.22%
S&P 500 Index	3.99%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index	0.15%
Net Assets as of 12/31/2016	$52,608,303

Investment objective** and strategies.

The JPMorgan Equity Low Volatility Income Fund (the “Fund”) seeks total return which includes current income and capital appreciation. The Fund seeks to provide shareholders with a higher level of income than the Fund’s primary benchmark, the Standard & Poor’s 500 Total Return Index (S&P 500 Index). In order to generate income, a portion of the Fund will be invested in equity securities of corporations that pay dividends and will be invested in equity-linked notes (ELNs). The Fund will also write exchange-traded covered calls on individual equity securities. The Fund is managed in a way that seeks to provide monthly distributions at a relatively stable level. The Fund also seeks to maintain a lower volatility level than the S&P 500 Index. Volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns. If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the S&P 500 Index over a full marketcycle (typically a 3-5 year time horizon).

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1. Atrion Corp.	2.4%
2. UBS AG, ELN, 13.500%, 01/27/17 (linked to UnitedHealth Group, Inc.)	2.4
3. Sysco Corp.	2.4
4. Credit Suisse AG, ELN, 11.318%, 01/27/17 (linked to Exxon Mobil Corp.)	2.4
5. Deutsche Bank AG, ELN, 16.230%, 01/27/17 (linked to CR Bard, Inc.)	2.3
6. AG Mortgage Investment Trust, Inc.	2.3
7. UBS AG, ELN, 20.500%, 01/27/17 (linked to Altria Group, Inc.)	2.3
8. Royal Bank of Canada, ELN, 12.530%, 01/27/17 (linked to McDonald’s Corp.)	2.3
9. Amdocs Ltd.	2.3
10. Deutsche Bank AG, ELN, 12.510%, 01/27/17 (linked to Fresh Del Monte Produce, Inc.)	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.9%
Convertible Bonds	14.0
Health Care	12.3
Consumer Staples	12.1
Utilities	11.6
Industrials	6.3
Information Technology	5.6
Materials	5.5
Consumer Discretionary	4.4
Energy	3.4
Telecommunication Services	2.3
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

JPMorgan Equity Low Volatility Income Fund

Fund Summary

For the period July 20, 2016 (Fund Inception Date) through December 31, 2016 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	July 20, 2016
With Sales Charge**		(0.41)%
Without Sales Charge		5.10
CLASS C SHARES	July 20, 2016
With CDSC***		3.87
Without CDSC		4.87
CLASS R5 SHARES	July 20, 2016	5.31
CLASS R6 SHARES	July 20, 2016	5.33
SELECT CLASS SHARES	July 20, 2016	5.22

*	Not annualized.

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (7/20/16 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 20, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Low Volatility Income Fund, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from July 20, 2016 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding U.S. Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Value Plus Fund

Fund Summary

For the period August 31, 2016 (Fund Inception Date) through December 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	16.27%
Russell 1000 Value Index	6.45%
Net Assets as of 12/31/2016	$11,626,799

Investment objective** and strategies.

The JPMorgan Value Plus Fund (the “Fund”) seeks to provide long-term capital appreciation. Under normal circumstances, the Fund primarily takes long and short positions in equity securities of large companies. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of the reconstitution of the Russell 1000® Value Index on June 26, 2015, the market capitalizations of the companies in the index ranged from $1.6 billion to $357.2 billion. In implementing its main strategies, the Fund invests primarily in equity securities, including common stocks and real estate investment trusts (REITs).

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1. Citigroup, Inc.	4.3%
2. Bank of America Corp.	4.1
3. KeyCorp	3.8
4. General Motors Co.	3.5
5. Carnival Corp.	2.9
6. Southwest Airlines Co.	2.9
7. Royal Caribbean Cruises Ltd.	2.7
8. Pfizer, Inc.	2.1
9. Wells Fargo & Co.	1.9
10. DISH Network Corp., Class A	1.9
TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1. Wal-Mart Stores, Inc.	10.2%
2. Washington REIT	9.0
3. Consolidated Edison, Inc.	8.2
4. AbbVie, Inc.	7.8
5. Praxair, Inc.	7.8
6. General Growth Properties, Inc.	7.5
7. Sysco Corp.	6.0
8. Tanger Factory Outlet Centers, Inc.	6.0
9. Citrix Systems, Inc.	5.9
10. Dominion Resources, Inc.	4.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.7%
Consumer Discretionary	22.4
Energy	11.7
Health Care	8.2
Industrials	7.9
Information Technology	7.5
Materials	3.9
Consumer Staples	3.1
Telecommunication Services	1.7
Real Estate	1.2
Short-Term Investment	1.7
SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Real Estate	27.3%
Consumer Staples	20.7
Health Care	18.3
Utilities	13.0
Materials	11.2
Information Technology	5.9
Consumer Discretionary	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

JPMorgan Value Plus Fund

Fund Summary

For the period August 31, 2016 (Fund Inception Date) through December 31, 2016 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	August 31, 2016
With Sales Charge**		10.09%
Without Sales Charge		16.18
CLASS C SHARES	August 31, 2016
With CDSC***		14.94
Without CDSC		15.94
SELECT CLASS SHARES	August 31, 2016	16.27

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Value Plus Fund and the Russell 2000 Value Index from August 31, 2016 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Equity Low Volatility Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 82.0%

	Consumer Discretionary — 4.4%
	Hotels, Restaurants & Leisure — 1.6%
500	Biglari Holdings, Inc. (a)	236,600
4,400	Chuy’s Holdings, Inc. (a)	142,780
7,200	Nathan’s Famous, Inc. (a)	467,280

		846,660

	Specialty Retail — 2.8%
200	AutoZone, Inc. (a)	157,958
7,100	Home Depot, Inc. (The)	951,968
5,100	Lowe’s Cos., Inc.	362,712

		1,472,638

	Total Consumer Discretionary	2,319,298

	Consumer Staples — 12.0%
	Beverages — 2.9%
4,000	Dr Pepper Snapple Group, Inc.	362,680
11,200	PepsiCo, Inc.	1,171,856

		1,534,536

	Food & Staples Retailing — 4.6%
22,400	Sysco Corp.	1,240,288
17,100	Wal-Mart Stores, Inc.	1,181,952

		2,422,240

	Food Products — 2.6%
1,700	General Mills, Inc.	105,009
7,600	JM Smucker Co. (The)	973,256
2,100	McCormick & Co., Inc.	195,993
1,700	Tyson Foods, Inc., Class A	104,856

		1,379,114

	Tobacco — 1.9%
11,000	Philip Morris International, Inc.	1,006,390

	Total Consumer Staples	6,342,280

	Energy — 3.4%
	Oil, Gas & Consumable Fuels — 3.4%
4,300	Chevron Corp.	506,110
8,300	Nordic American Tankers Ltd.	69,720
7,550	REX American Resources Corp. (a)	745,562
31,200	Ship Finance International Ltd., (Norway)	463,320

	Total Energy	1,784,712

	Financials — 18.8%
	Banks — 2.5%
4,900	American National Bankshares, Inc.	170,520
12,700	Citizens & Northern Corp.	332,740
4,400	First Financial Corp.	232,320
19,700	Flushing Financial Corp.	578,983

		1,314,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 0.8%
6,800	Blue Capital Reinsurance Holdings Ltd., (Bermuda)	125,460
3,800	Safety Insurance Group, Inc.	280,060

		405,520

	Mortgage Real Estate Investment Trusts (REITs) — 2.9%
70,800	AG Mortgage Investment Trust, Inc.	1,211,388
19,800	Capstead Mortgage Corp.	201,762
6,800	CYS Investments, Inc.	52,564
7,500	Orchid Island Capital, Inc.	81,225

		1,546,939

	Thrifts & Mortgage Finance — 12.6%
23,200	Charter Financial Corp.	386,744
43,800	Clifton Bancorp, Inc.	741,096
8,300	ESSA Bancorp, Inc.	130,476
13,900	First Defiance Financial Corp.	705,286
1,600	Hingham Institution for Savings	314,848
65,300	Northwest Bancshares, Inc.	1,177,359
13,300	Provident Financial Holdings, Inc.	268,926
21,700	Territorial Bancorp, Inc.	712,628
119,800	TrustCo Bank Corp.	1,048,250
65,200	United Community Financial Corp.	582,888
28,900	Waterstone Financial, Inc.	531,760

		6,600,261

	Total Financials	9,867,283

	Health Care — 12.3%
	Health Care Equipment & Supplies — 8.5%
1,300	Analogic Corp.	107,835
2,500	Atrion Corp.	1,268,000
3,400	Becton Dickinson and Co.	562,870
15,000	Danaher Corp.	1,167,600
6,900	Teleflex, Inc.	1,111,935
3,700	Utah Medical Products, Inc.	269,175

		4,487,415

	Pharmaceuticals — 3.8%
9,700	Johnson & Johnson	1,117,537
12,800	Merck & Co., Inc.	753,536
3,200	Pfizer, Inc.	103,936

		1,975,009

	Total Health Care	6,462,424

	Industrials — 6.2%
	Air Freight & Logistics — 0.5%
3,600	CH Robinson Worldwide, Inc.	263,736

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Equity Low Volatility Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued

	Commercial Services & Supplies — 5.4%
17,700	Republic Services, Inc.	1,009,785
19,000	Tetra Tech, Inc.	819,850
14,500	Waste Management, Inc.	1,028,195

		2,857,830

	Trading Companies & Distributors — 0.3%
2,600	Applied Industrial Technologies, Inc.	154,440

	Total Industrials	3,276,006

	Information Technology — 5.6%
	IT Services — 4.9%
20,430	Amdocs Ltd.	1,190,048
6,400	International Business Machines Corp.	1,062,336
3,400	Jack Henry & Associates, Inc.	301,852

		2,554,236

	Software — 0.7%
3,400	Intuit, Inc.	389,674

	Total Information Technology	2,943,910

	Materials — 5.5%
	Chemicals — 5.5%
10,000	Ecolab, Inc.	1,172,200
12,400	Sensient Technologies Corp.	974,392
2,300	Sherwin-Williams Co. (The)	618,102
1,200	Valspar Corp. (The)	124,332

	Total Materials	2,889,026

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
22,000	Verizon Communications, Inc.	1,174,360

	Utilities — 11.6%
	Electric Utilities — 2.8%
16,800	Southern Co. (The)	826,392
22,100	Spark Energy, Inc., Class A	669,630

		1,496,022

	Gas Utilities — 5.7%
15,800	Northwest Natural Gas Co.	944,840
18,500	ONE Gas, Inc.	1,183,260
13,300	Spire, Inc.	858,515

		2,986,615

	Multi-Utilities — 3.1%
9,000	Consolidated Edison, Inc.	663,120
20,700	Unitil Corp.	938,538

		1,601,658

	Total Utilities	6,084,295

	Total Common Stocks (Cost $41,089,049)	43,143,594

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Equity-Linked Notes— 13.9%
13,600	Credit Suisse AG, ELN, 11.318%, 01/27/17 (linked to Exxon Mobil Corp.) (e)	1,231,327
5,500	Deutsche Bank AG, ELN, 16.230%, 01/27/17 (linked to CR Bard, Inc.) (e)	1,221,732
19,700	Deutsche Bank AG, ELN, 12.510%, 01/27/17 (linked to Fresh Del Monte Produce, Inc.) (e)	1,187,757
9,900	Royal Bank of Canada, ELN, 12.530%, 01/27/17 (linked to McDonald’s Corp.) (e)	1,208,100
7,900	UBS AG, ELN, 13.500%, 01/27/17 (linked to UnitedHealth Group, Inc.) (e)	1,264,083
18,000	UBS AG, ELN, 20.500%, 01/27/17 (linked to Altria Group, Inc.) (e)	1,208,792

	Total Equity-Linked Notes (Cost $7,335,092)	7,321,791

SHARES

Short-Term Investment — 3.6%

	Investment Company — 3.6%
1,901,398	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $1,901,398)	1,901,398

	Total Investments — 99.5% (Cost $50,325,539)	52,366,783
	Other Assets in Excess of Liabilities — 0.5%	241,520

	NET ASSETS — 100.0%	$52,608,303

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Equity Low Volatility Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)

	Long Futures Outstanding
6	E-mini Russell 2000	03/17/17	USD	$407,070	$(6,092)
7	E-mini S&P 500	03/17/17	USD	782,670	(1,854)

					$(7,946)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 108.4%

Common Stocks — 106.6%

	Consumer Discretionary — 24.3%
	Auto Components — 3.9%
6,800	American Axle & Manufacturing Holdings, Inc. (a)	131,240
1,500	BorgWarner, Inc.	59,160
1,461	Delphi Automotive plc	98,398
3,700	Goodyear Tire & Rubber Co. (The)	114,219
900	Tenneco, Inc. (a)	56,223

		459,240

	Automobiles — 4.5%
6,853	Ford Motor Co.	83,127
12,507	General Motors Co. (j)	435,744

		518,871

	Hotels, Restaurants & Leisure — 7.3%
7,892	Arcos Dorados Holdings, Inc., (Uruguay), Class A (a)	42,617
2,888	Bloomin’ Brands, Inc.	52,071
7,032	Carnival Corp.	366,086
650	DineEquity, Inc.	50,050
4,161	Royal Caribbean Cruises Ltd. (j)	341,368

		852,192

	Household Durables — 3.0%
1,425	CalAtlantic Group, Inc.	48,464
600	Mohawk Industries, Inc. (a)	119,808
5,664	Toll Brothers, Inc. (a)	175,584

		343,856

	Leisure Products — 0.7%
1,490	Brunswick Corp.	81,265

	Media — 3.6%
195	Charter Communications, Inc., Class A (a) (j)	56,144
4,050	DISH Network Corp., Class A (a)	234,616
907	Time Warner, Inc.	87,553
1,344	Twenty-First Century Fox, Inc., Class A	37,686

		415,999

	Specialty Retail — 0.9%
1,500	Lowe’s Cos., Inc.	106,680

	Textiles, Apparel & Luxury Goods — 0.4%
1,400	Coach, Inc. (j)	49,028

	Total Consumer Discretionary	2,827,131

	Consumer Staples — 3.3%
	Beverages — 0.7%
892	Molson Coors Brewing Co., Class B	86,800

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.6%
6,507	Kroger Co. (The) (j)	224,557
2,100	Rite Aid Corp. (a)	17,304
2,200	US Foods Holding Corp. (a)	60,456

		302,317

	Total Consumer Staples	389,117

	Energy — 12.7%
	Energy Equipment & Services — 2.4%
2,400	Halliburton Co.	129,816
5,300	Patterson-UTI Energy, Inc.	142,676

		272,492

	Oil, Gas & Consumable Fuels — 10.3%
2,500	Cabot Oil & Gas Corp.	58,400
2,288	Diamondback Energy, Inc. (a)	231,226
1,243	EOG Resources, Inc.	125,668
858	EQT Corp.	56,113
1,097	Exxon Mobil Corp.	99,015
1,200	Marathon Petroleum Corp.	60,420
1,362	Occidental Petroleum Corp.	97,015
1,000	PBF Energy, Inc., Class A	27,880
1,073	Pioneer Natural Resources Co. (j)	193,215
765	Tesoro Corp.	66,899
2,688	Valero Energy Corp.	183,644

		1,199,495

	Total Energy	1,471,987

	Financials — 33.3%
	Banks — 20.5%
23,262	Bank of America Corp. (j)	514,090
9,019	Citigroup, Inc.	535,999
3,526	East West Bancorp, Inc.	179,226
6,067	Huntington Bancshares, Inc.	80,206
7,700	ING Groep NV, (Netherlands), ADR	108,570
1,900	Intesa Sanpaolo SpA, (Italy), ADR	28,937
26,455	KeyCorp	483,333
17,600	Lloyds Banking Group plc, (United Kingdom), ADR	54,560
6,219	Regions Financial Corp.	89,305
368	SVB Financial Group (a)	63,171
4,417	Wells Fargo & Co. (j)	243,421

		2,380,818

	Capital Markets — 4.1%
500	Ameriprise Financial, Inc.	55,470
5,835	Charles Schwab Corp. (The)	230,307
573	Goldman Sachs Group, Inc. (The)	137,205
4,600	WisdomTree Investments, Inc.	51,244

		474,226

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Consumer Finance — 2.2%
2,401	Ally Financial, Inc.	45,667
839	Capital One Financial Corp.	73,195
3,637	Synchrony Financial	131,914

		250,776

	Diversified Financial Services — 0.6%
1,700	Voya Financial, Inc.	66,674

	Insurance — 5.4%
1,895	American International Group, Inc.	123,762
1,588	Hartford Financial Services Group, Inc. (The)	75,668
2,200	Lincoln National Corp.	145,794
4,063	MetLife, Inc.	218,955
646	Principal Financial Group, Inc.	37,378
300	Prudential Financial, Inc.	31,218

		632,775

	Thrifts & Mortgage Finance — 0.5%
2,264	BofI Holding, Inc. (a)	64,637

	Total Financials	3,869,906

	Health Care — 9.0%
	Biotechnology — 3.0%
834	Alexion Pharmaceuticals, Inc. (a)	102,040
2,249	Gilead Sciences, Inc.	161,051
1,148	Vertex Pharmaceuticals, Inc. (a)	84,573

		347,664

	Health Care Equipment & Supplies — 0.5%
600	Zimmer Biomet Holdings, Inc.	61,920

	Health Care Providers & Services — 2.4%
1,270	Aetna, Inc.	157,493
800	Anthem, Inc.	115,016

		272,509

	Pharmaceuticals — 3.1%
363	Allergan plc (a)	76,233
8,200	Pfizer, Inc.	266,336
496	Teva Pharmaceutical Industries Ltd., (Israel), ADR	17,980

		360,549

	Total Health Care	1,042,642

	Industrials — 8.5%
	Aerospace & Defense — 1.2%
402	General Dynamics Corp.	69,409
1,625	Textron, Inc.	78,910

		148,319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 6.9%
1,507	Delta Air Lines, Inc.	74,129
7,234	Southwest Airlines Co.	360,543
3,754	Spirit Airlines, Inc. (a) (j)	217,207
2,025	United Continental Holdings, Inc. (a)	147,582

		799,461

	Machinery — 0.4%
600	Ingersoll-Rand plc	45,024

	Total Industrials	992,804

	Information Technology — 8.1%
	Electronic Equipment, Instruments & Components — 0.5%
788	TE Connectivity Ltd.	54,593

	IT Services — 1.7%
200	Alliance Data Systems Corp.	45,700
920	International Business Machines Corp.	152,711

		198,411

	Semiconductors & Semiconductor Equipment — 4.1%
1,130	Broadcom Ltd., (Singapore) (j)	199,750
508	Lam Research Corp. (j)	53,711
2,260	NXP Semiconductors NV, (Netherlands) (a)	221,502

		474,963

	Software — 0.4%
864	Microsoft Corp.	53,689

	Technology Hardware, Storage & Peripherals — 1.4%
2,399	Western Digital Corp.	163,012

	Total Information Technology	944,668

	Materials — 4.2%
	Chemicals — 3.2%
1,300	Dow Chemical Co. (The)	74,386
1,245	Eastman Chemical Co.	93,636
1,352	Methanex Corp., (Canada)	59,218
1,182	Mosaic Co. (The)	34,668
1,800	Olin Corp.	46,098
1,089	Westlake Chemical Corp.	60,973

		368,979

	Metals & Mining — 1.0%
5,000	Alumina Ltd., (Australia), ADR	26,100
700	Reliance Steel & Aluminum Co.	55,678
1,200	United States Steel Corp.	39,612

		121,390

	Total Materials	490,369

	Real Estate — 1.3%
	Equity Real Estate Investment Trusts (REITs) — 1.3%
4,500	Host Hotels & Resorts, Inc.	84,780

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued

	Equity Real Estate Investment Trusts (REITs) — continued
2,075	LaSalle Hotel Properties	63,225

	Total Real Estate	148,005

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
4,400	AT&T, Inc.	187,132
500	Level 3 Communications, Inc. (a)	28,180

	Total Telecommunication Services	215,312

	Total Common Stocks (Cost $10,866,641)	12,391,941

Short-Term Investment — 1.8%

	Investment Company — 1.8%
210,398	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $210,398)	210,398

	Total Investments — 108.4% (Cost $11,077,039)	12,602,339
	Liabilities in Excess of Other Assets — (8.4)%	(975,540)

	NET ASSETS — 100.0%	$11,626,799

Short Positions — 8.4%

Common Stocks — 8.4%
	Consumer Discretionary — 0.3%
	Specialty Retail — 0.3%
872	Bed Bath & Beyond, Inc.	35,438

	Consumer Staples — 1.8%
	Food & Staples Retailing — 1.4%
1,062	Sysco Corp.	58,803
1,439	Wal-Mart Stores, Inc.	99,464

		158,267

	Household Products — 0.4%
674	Colgate-Palmolive Co.	44,106

	Total Consumer Staples	202,373

	Health Care — 1.5%
	Biotechnology — 0.9%
1,220	AbbVie, Inc.	76,396
179	Amgen, Inc.	26,172

		102,568

	Health Care Equipment & Supplies — 0.6%
608	Baxter International, Inc.	26,959

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
128	CR Bard, Inc.	28,756
215	Edwards Lifesciences Corp. (a)	20,146

		75,861

	Total Health Care	178,429

	Information Technology — 0.5%
	Software — 0.5%
645	Citrix Systems, Inc. (a)	57,605

	Materials — 0.9%
	Chemicals — 0.6%
650	Praxair, Inc.	76,173

	Containers & Packaging — 0.3%
634	Greif, Inc., Class A	32,531

	Total Materials	108,704

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
2,949	General Growth Properties, Inc.	73,666
1,630	Tanger Factory Outlet Centers, Inc.	58,322
737	Ventas, Inc.	46,077
2,690	Washington REIT	87,936

	Total Real Estate	266,001

	Utilities — 1.1%
	Multi-Utilities — 1.1%
1,081	Consolidated Edison, Inc.	79,648
621	Dominion Resources, Inc.	47,562

	Total Utilities	127,210

	Total Securities Sold Short (Proceeds $985,331)	$975,760

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

ADR	–	American Depositary Receipt
ELN	–	Equity-Linked Note
USD	–	United States Dollar

(a)	–	Non-income producing security.
(b)	–	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	–	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(j)	–	All or a portion of this security is segregated as collateral for short sales. The total value of securities is $1,753,395.
(l)	–	The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

	Equity Low Volatility Income Fund	Value Plus Fund
ASSETS:
Investments in non-affiliates, at value	$50,465,385	$12,391,941
Investments in affiliates, at value	1,901,398	210,398

Total investment securities, at value	52,366,783	12,602,339
Cash	23	315
Restricted cash	—	1,153
Deposits at broker for futures contracts	55,000	—
Receivables:
Interest and dividends from non-affiliates	170,861	11,010
Dividends from affiliates	662	50
Due from Adviser	2,758	—
Deferred offering costs	43,100	8,550

Total Assets	52,639,187	12,623,417

LIABILITIES:
Payables:
Securities sold short, at value	—	975,760
Dividend expense to non-affiliates on securities sold short	—	3,396
Interest expense to non-affiliates on securities sold short	—	984
Variation margin on futures contracts	3,811	—
Accrued liabilities:
Investment advisory fees	—	3,587
Distribution fees	18	20
Shareholder servicing fees	11,060	—
Custodian and accounting fees	3,498	2,790
Trustees’ and Chief Compliance Officer’s fees	—	19
Audit fees	10,450	7,128
Printing and mailing cost fees	1,285	2,130
Other	762	804

Total Liabilities	30,884	996,618

Net Assets	$52,608,303	$11,626,799

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

	Equity Low Volatility Income Fund	Value Plus Fund
NET ASSETS:
Paid-in-Capital	$50,908,873	$10,027,313
Accumulated undistributed (distributions in excess of) net investment income	9,666	(1,121)
Accumulated net realized gains (losses)	(343,534)	65,736
Net unrealized appreciation (depreciation)	2,033,298	1,534,871

Total Net Assets	$52,608,303	$11,626,799

Net Assets:
Class A	$21,020	$23,235
Class C	20,973	23,196
Class R5	21,062	—
Class R6	21,067	—
Select Class	52,524,181	11,580,368

Total	$52,608,303	$11,626,799

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,356	1,335
Class C	1,353	1,334
Class R5	1,359	—
Class R6	1,359	—
Select Class	3,388,663	665,547
Net Asset Value: (a)
Class A - Redemption price per share	$15.50	$17.40
Class C - Offering price per share (b)	15.50	17.39
Class R5 - Offering and redemption price per share	15.50	—
Class R6 - Offering and redemption price per share	15.50	—
Select Class - Offering and redemption price per share	15.50	17.40
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.36	$18.36

Cost of investments in non-affiliates	$48,424,141	$10,866,641
Cost of investments in affiliates	1,901,398	210,398
Proceeds from securities sold short	—	985,331

(a) Per share amounts may not recalculate due to rounding of net assets and /or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2016 (Unaudited)

	Equity Low Volatility Income Fund (a)	Value Plus Fund (b)
INVESTMENT INCOME:
Dividend income from non-affiliates	$591,102	$70,349
Dividend income from affiliates	4,318	667
Interest income from non-affiliates	509,633	—

Total investment income	1,105,053	71,016

EXPENSES:
Investment advisory fees	100,874	26,566
Administration fees	18,331	2,899
Distribution fees:
Class A	23	18
Class C	67	53
Shareholder servicing fees:
Class A	23	18
Class C	22	18
Class R5	5	—
Select Class	55,952	8,820
Custodian and accounting fees	11,248	5,038
Professional fees	42,549	26,609
Trustees’ and Chief Compliance Officer’s fees	10,401	6,274
Printing and mailing costs	1,412	2,130
Registration and filing fees	247	381
Transfer agency fees (See Note 2.H)	552	78
Offering costs	35,166	4,293
Other	6,428	2,274
Dividend expense to non-affiliates on securities sold short	—	9,538
Interest expense to non-affiliates on securities sold short	—	1,634

Total expenses	283,300	96,641

Less fees waived	(96,551)	(38,390)
Less expense reimbursements	(235)	(13,427)

Net expenses	186,514	44,824

Net investment income (loss)	918,539	26,192

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(381,809)	69,188
Futures	38,275	—
Securities sold short	—	(3,452)

Net realized gain (loss)	(343,534)	65,736

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,041,244	1,525,300
Futures	(7,946)	—
Securities sold short	—	9,571

Change in net unrealized appreciation/depreciation	2,033,298	1,534,871

Net realized/unrealized gains (losses)	1,689,764	1,600,607

Change in net assets resulting from operations	$2,608,303	$1,626,799

(a) Commencement of operations was July 20, 2016.

(b) Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Unaudited)

	Equity Low Volatility Income Fund	Value Plus Fund
	Period Ended December 31, 2016 (a)	Period Ended December 31, 2016 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$918,539	$26,192
Net realized gain (loss)	(343,534)	65,736
Change in net unrealized appreciation/depreciation	2,033,298	1,534,871

Change in net assets resulting from operations	2,608,303	1,626,799

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(341)	(37)
Class C
From net investment income	(296)	(14)
Class R5
From net investment income	(381)	—
Class R6
From net investment income	(386)	—
Select Class
From net investment income	(907,469)	(27,262)

Total distributions to shareholders	(908,873)	(27,313)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	50,908,873	10,027,313

NET ASSETS:
Change in net assets	52,608,303	11,626,799
Beginning of period	—	—

End of period	$52,608,303	$11,626,799

Accumulated undistributed (distributed in excess of) net investment income	$9,666	$(1,121)

(a) Commencement of operations was July 20, 2016.

(b) Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Unaudited) (continued)

	Equity Low Volatility Income Fund	Value Plus Fund
	Period Ended December 31, 2016 (a)	Period Ended December 31, 2016 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,000	$20,000
Distributions reinvested	341	37

Change in net assets resulting from Class A capital transactions	$20,341	$20,037

Class C
Proceeds from shares issued	$20,000	$20,000
Distributions reinvested	296	14

Change in net assets resulting from Class C capital transactions	$20,296	$20,014

Class R5
Proceeds from shares issued	$20,000	$—
Distributions reinvested	381	—

Change in net assets resulting from Class R5 capital transactions	$20,381	$—

Class R6
Proceeds from shares issued	$20,000	$—
Distributions reinvested	386	—

Change in net assets resulting from Class R6 capital transactions	$20,386	$—

Select Class
Proceeds from shares issued	$49,920,000	$9,960,000
Distributions reinvested	907,469	27,262

Change in net assets resulting from Select Class capital transactions	$50,827,469	$9,987,262

Total change in net assets resulting from capital transactions	$50,908,873	$10,027,313

SHARE TRANSACTIONS:
Class A
Issued	1,333	1,333
Reinvested	23	2

Change in Class A Shares	1,356	1,335

Class C
Issued	1,333	1,333
Reinvested	20	1

Change in Class C Shares	1,353	1,334

Class R5
Issued	1,334	—
Reinvested	25	—

Change in Class R5 Shares	1,359	—

Class R6
Issued	1,333	—
Reinvested	26	—

Change in Class R6 Shares	1,359	—

Select Class
Issued	3,328,001	664,000
Reinvested	60,662	1,547

Change in Select Class Shares	3,388,663	665,547

(a) Commencement of operations was July 20, 2016.

(b) Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (Unaduited)

	Per share operating performance						Ratios/Supplemental data
	Investment operations				Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(f)
Equity Low Volatility Income Fund
Class A
July 20, 2016 (g) through December 31, 2016	$15.00	$0.26	$0.49	$0.75	$(0.25)	$15.50	5.10%	$21,020	1.08%	3.83%	2.18%	26%
Class C
July 20, 2016 (g) through December 31, 2016	15.00	0.22	0.50	0.72	(0.22)	15.50	4.87	20,973	1.58	3.34	2.66	26
Class R5
July 20, 2016 (g) through December 31, 2016	15.00	0.29	0.49	0.78	(0.28)	15.50	5.31	21,062	0.63	4.28	1.71	26
Class R6
July 20, 2016 (g) through December 31, 2016	15.00	0.29	0.50	0.79	(0.29)	15.50	5.33	21,067	0.58	4.34	1.66	26
Select Class
July 20, 2016 (g) through December 31, 2016	15.00	0.27	0.50	0.77	(0.27)	15.50	5.22	52,524,181	0.83	4.09	1.17	26

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (Unaduited)

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short)(c)(g)	Portfolio turnover rate (including short sales) (c)(g)
Value Plus Fund
Class A
August 31, 2016 (h) through December 31, 2016	$15.00	$0.03	$2.40	$2.43	$(0.03)	$17.40	16.18%	$23,235	1.50%	0.49%	3.22%	26%	36%
Class C
August 31, 2016 (h) through December 31, 2016	15.00	— (i)	2.40	2.40	(0.01)	17.39	16.00	23,196	2.01	(0.01)	3.70	26	36
Select Class
August 31, 2016 (h) through December 31, 2016	15.00	0.04	2.40	2.44	(0.04)	17.40	16.27	11,580,368	1.26	0.74	2.65	26	36

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The net expenses and expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short) for Class A are 1.18% and 2.90%; for Class C are 1.69% and 3.38%; for Select Class are 0.94% and 2.33%, respectively.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I ( “JPM I”) and JPMorgan Trust IV (“JPM IV”) were formed on November 12, 2004 and November 11, 2015, respectively, as a Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment companies.

The following are 2 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Equity Low Volatility Income Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Value Plus Fund	Class A, Class C and Select Class	JPM IV	Diversified

The investment objective of the Equity Low Volatility Income Fund is to seek total return which includes current income and capital appreciation.

The investment objective of the Value Plus Fund is to seek to provide long-term capital appreciation from a portfolio of U.S. large cap value stocks.

The Equity Low Volatility Income Fund and Value Plus Fund commenced operations on July 20, 2016 and August 31, 2016, respectively. Currently, the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from affiliated and unaffiliated approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan Equity Low Volatility Income Fund

		Level 2	Level 3
	Level 1 Quoted prices	Other significant observable inputs	Significant unobservable inputs	Total

Total Investments in Securities (a)	$45,044,992	$7,321,791	$–	$52,366,783

Depreciation in Other Financial Instruments
Futures Contracts	$(7,946)	$–	$–	$(7,946)

JPMorgan Value Plus Fund

		Level 2	Level 3
	Level 1 Quoted prices	Other significant observable inputs	Significant unobservable inputs	Total

Total Investments in Securities (b)	$12,602,339	$–	$–	$12,602,339

Total Liabilities for Securities Sold Short (b)	$(975,760)	$–	$–	$(975,760)

(a)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of December 31, 2016, the Funds had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Equity Low Volatility Income Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Equity Low Volatility Income Fund’s futures contracts activity during the period ended December 31, 2016.

	Equity Low
	Volatility
	Income Fund
Futures Contracts:
Average Notional Balance	$581,403	(a)
Ending Notional Balance	1,189,740

  (a) For the period July 20, 2016 through December 31, 2016.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Equity-Linked Notes —The Equity Low Volatility Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs values are linked to the performance of an underlying equity. ELNs are unsecured debt obligations of an issuer and may not be publically listed or traded on an exchanged. ELNS are valued daily, under procedures adopted by the Board, based upon values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Fund records a realized gain or loss when ELN is sold or matures.

As of December 31, 2016, the Fund had outstanding ELNs as listed on the SOI.

E. Short Sales — The Value Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replace the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2016, the Fund had outstanding short sales as listed on the SOI.

F. Offering and Organizational Costs — Total offering costs of $78,266 and $12,843 incurred in connection with the offering of shares of the Equity Low Volatility Income Fund and Value Plus Fund, respectively and are amortized on a straight line basis over 12 months from the date the Funds’ commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds’ commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended December 31, 2016, total offering costs amortized were $35,166 and $4,293, respectively.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign tax withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the period ended December 31, 2016 are as follows:

	Class A	Class C	Class R5	Class R6	Select Class	Total
Equity Low Volatility Income Fund
Transfer agency fees	$67	$66	$67	$67	$285	$552
Value Plus Fund
Transfer agency fees	22	22	n/a	n/a	34	78

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Low Volatility Income Fund	0.45%
Value Plus Fund	0.75

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees —Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class R5, Class R6 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R5 and Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Equity Low Volatility Income Fund	0.25%	0.25%	0.25%
Value Plus Fund	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Class R6	Select Class
Equity Low Volatility Income Fund	1.09%	1.59%	0.64%	0.59%	0.84%
Value Plus Fund	1.20%	1.70%	n/a	n/a	0.95%

The expense limitation agreement was in effect for the period ended December 31, 2016 and is in place until at least October 31, 2017 for Equity Low Volatility Income Fund and August 31, 2017 for Value Plus Fund.

For the period ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment		Shareholder
	Advisory	Administration	Servicing	Total	Reimbursements
Equity Low Volatility Income Fund	$76,305	$18,331	$39	$94,675	$235
Value Plus Fund	26,566	2,899	8,855	38,320	13,427

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Funds’ investment in such affiliated money market funds.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 were as follows:

Equity Low Volatility Income Fund	$1,876
Value Plus Fund	70

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the period ended December 31, 2016, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales	Purchases	Sales
	(excluding	(excluding	of U.S.	of U.S.
	U.S. Government)	U.S. Government)	Government	Government
Equity Low Volatility Income Fund	$52,297,563	$11,186,603	$-	$-
Value Plus Fund	13,659,554	2,862,099	1,123,235	141,355

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

		Gross	Gross	Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Equity Low Volatility Income Fund	$50,325,539	$3,136,177	$1,094,933	$2,041,244
Value Plus Fund	11,077,039	1,647,981	122,681	1,525,300

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds entered into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expects the risk of loss to be remote.

The Funds’ shares are currently held by the Adviser.

Equity Low Volatility Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 20, 2016 for JPMorgan Equity Low Volatility Income Fund and August 31, 2016 for JPMorgan Value Plus Fund, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 20, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Low Volatility
Income Fund
Class A
Actual	$1,000.00	$1,051.00	$4.98	1.08%
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class C
Actual	1,000.00	1,048.70	7.27	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class R5
Actual	1,000.00	1,053.10	2.91	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Class R6
Actual	1,000.00	1,053.30	2.68	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Select Class
Actual	1,000.00	1,052.20	3.83	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value August 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period**	Annualized Expense Ratio
Value Plus Fund
Class A
Actual	$1,000.00	$1,161.80	$5.42	1.50%
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,159.40	7.25	2.01
Hypothetical	1,000.00	1,015.07	10.21	2.01
Select Class
Actual	1,000.00	1,162.70	4.55	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 164/365 (to reflect the actual period). Commencement of operations was July 20, 2016.

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual period). Commencement of operations was August 31, 2016.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

JPMorgan Equity Low Volatility Fund

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements, as well as investment advisory agreement annual renewals. At their May 2014 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “Advisory Agreement”) for the Fund whose semi-annual report is contained herein. Although the Fund did not commence operations until July 2016, in June and August 2016, the Board of Trustees held meetings in person, at which the Trustees considered the continuation of Advisory Agreement . At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement on August 17, 2016.

In connection with the initial approval of the Advisory Agreement, at the May 2014 meeting, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.

As part of their review of the Advisory Agreement, in June and August 2016, the Trustees considered and reviewed information about the Fund received from the Adviser. This information includes comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

Set forth below is a summary of the material factors evaluated by the Trustees in considering the initial approval and continuation of the Advisory Agreement.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement, was fair and reasonable and that the initial approval and/or continuance of the Advisory Agreement, was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approvals of the Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and JPMIM will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the J.P. Morgan Funds over time, noting the Adviser’s substantial investments in its business in support of the J.P. Morgan Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s prospective shareholders will receive the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its prospective shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds with the same Broadridge/Lipper investment classification and objective (the Universe), as well as a sub-set of funds within the Universe (the “Peer Group”), as the Fund. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative share classes are summarized below:

The Trustees noted that, the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

JPMorgan Value Plus Fund

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their February 2016 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and J.P. Morgan Investment Management Inc., in its role as administrator (“JPMIM”), will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee remains competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable to a semi-annual report.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
March 3, 2017